                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03833

                          MAINSTAY VP SERIES FUND, INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                         Marguerite E. H. Morrison, Esq.
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: 12/31/05

Date of reporting period: 12/31/05

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

                    MAINSTAY VP SERIES FUND, INC.

                    MainStay VP Annual Report

                    December 31, 2005

                    The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

TABLE OF CONTENTS

Index Definitions                                                              M-2
----------------------------------------------------------------------------------
MainStay VP Balanced Portfolio                                                 M-4
----------------------------------------------------------------------------------
MainStay VP Basic Value Portfolio (formerly Dreyfus Large Company Value
Portfolio)                                                                    M-20
----------------------------------------------------------------------------------
MainStay VP Bond Portfolio                                                    M-36
----------------------------------------------------------------------------------
MainStay VP Capital Appreciation Portfolio                                    M-52
----------------------------------------------------------------------------------
MainStay VP Cash Management Portfolio                                         M-66
----------------------------------------------------------------------------------
MainStay VP Common Stock Portfolio                                            M-78
----------------------------------------------------------------------------------
MainStay VP Convertible Portfolio                                             M-96
----------------------------------------------------------------------------------
MainStay VP Developing Growth Portfolio (formerly Lord Abbett Developing
Growth Portfolio)                                                            M-112
----------------------------------------------------------------------------------
MainStay VP Floating Rate Portfolio                                          M-128
----------------------------------------------------------------------------------

MainStay VP Government Portfolio                                             M-143
----------------------------------------------------------------------------------
MainStay VP High Yield Corporate Bond Portfolio                              M-158
----------------------------------------------------------------------------------

MainStay VP Income & Growth Portfolio (formerly American Century Income &
Growth Portfolio)                                                            M-180
----------------------------------------------------------------------------------

MainStay VP International Equity Portfolio                                   M-194

MainStay VP Large Cap Growth Portfolio (formerly MainStay Growth Portfolio)  M-210
----------------------------------------------------------------------------------

MainStay VP Mid Cap Core Portfolio                                           M-224
----------------------------------------------------------------------------------

MainStay VP Mid Cap Growth Portfolio                                         M-242
----------------------------------------------------------------------------------

MainStay VP Mid Cap Value Portfolio                                          M-256
----------------------------------------------------------------------------------

MainStay VP S&P 500 Index Portfolio                                          M-270
----------------------------------------------------------------------------------

MainStay VP Small Cap Growth Portfolio                                       M-290
----------------------------------------------------------------------------------

MainStay VP Total Return Portfolio                                           M-304
----------------------------------------------------------------------------------

MainStay VP Value Portfolio                                                  M-326
----------------------------------------------------------------------------------

Notes to Financial Statements                                                M-340
----------------------------------------------------------------------------------

Report of Independent Public Accounting Firm                                 M-361
----------------------------------------------------------------------------------

Proxy Voting Policies and Procedures                                         M-362
----------------------------------------------------------------------------------

Shareholder Reports and Quarterly Portfolio Disclosure                       M-362
----------------------------------------------------------------------------------

Directors and Officers                                                       M-363
----------------------------------------------------------------------------------

Approval of Management and Subadvisory Agreements                            M-366

                                                     www.MAINSTAYfunds.com   M-1

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS, AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE M-4 THROUGH M-330. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX OR AN AVERAGE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS.

Securities in each Portfolio will not precisely match those in the Index, and as a result, performance of the Portfolio will differ.

AVERAGE LIPPER CONVERTIBLE SECURITIES PORTFOLIO represents the average return of all open-end Lipper Convertible Securities Funds.

BALANCED COMPOSITE INDEX is comprised of the Russell Midcap(R) Value Index and the Merrill Lynch Corporate and Government 1-10 Years Bond Index weighted 60%/40%. The Russell Midcap(R) Value Index is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values.

CREDIT SUISSE HIGH YIELD INDEX is an unmanaged market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and below Baa by Moody's. The Index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes.

THE CREDIT SUISSE LEVERAGED LOAN INDEX is an unmanaged index that represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that includes the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $150 million.

LEHMAN BROTHERS(R) GOVERNMENT BOND INDEX is an unmanaged index comprised of U.S. government and agency issues as well as investment-grade fixed-rate debt securities.

LIBOR--LONDON INTERBANK OFFERED RATE is the rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. The LIBOR rate is usually the base for other large Eurodollar loans to less creditworthy corporate and government borrowers.

LIPPER INC. is an independent fund performance monitor. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money-market funds, adjusted for the reinvestment of capital gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks the portfolios that invest in the separate accounts of insurance companies. Its rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

MERRILL LYNCH ALL US CONVERTIBLE SECURITIES INDEX is a market-capitalization-weighted index of domestic corporate convertible securities. In order to be included in the Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million.

MERRILL LYNCH CORPORATE & GOVERNMENT 1-10 YEARS BOND INDEX is a market-capitalization-weighted index that is made up of U.S. government and fixed-coupon domestic investment-grade corporate bonds.

MERRILL LYNCH CORPORATE AND GOVERNMENT MASTER INDEX is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX--THE MSCI EAFE(R) INDEX--is an unmanaged free float-adjusted market-capitalization index that is designed to measure developed-market equity performance, excluding the United States and Canada. As of December 2005, the MSCI EAFE(R) Index consisted of the following 21 developed-market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL 1000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 1000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 2000(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2000(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect fees or expenses.

RUSSELL 2500(TM) GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500(TM) Index measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index. The Index does not reflect fees or expenses.

RUSSELL 3000(R) INDEX is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) INDEX is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) GROWTH INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. The Index does not reflect fees or expenses.

RUSSELL MIDCAP(R) VALUE INDEX is an unmanaged index that measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The Index does not reflect fees or expenses.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Portfolios in this report. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.

S&P 500(R)/BARRA VALUE INDEX is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have higher book-to-price ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P 500(R)/Barra Value Index.

S&P MIDCAP 400(R) INDEX is an unmanaged market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry-group representation and is generally considered representative of the market for domestic midcap stocks.

TOTAL RETURN CORE COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively.

TOTAL RETURN GROWTH COMPOSITE INDEX is an unmanaged index that is comprised of the Russell 1000(R) Growth Index and the Lehman Brothers(R) Aggregate Bond Index, weighted 60%/40%, respectively.

                                                     www.MAINSTAYfunds.com   M-3

MAINSTAY VP BALANCED PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                        SINCE
TOTAL RETURNS                                       INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                                            5.81%

                                            (After Portfolio operating expenses)

                                                                          MERRILL LYNCH
                                   MAINSTAY VP                            CORPORATE AND
                                    BALANCED            BALANCED         GOVERNMENT 10-      RUSSELL MIDCAP
                                    PORTFOLIO        COMPOSITE INDEX       YEAR INDEX             INDEX           S&P 500 INDEX
                                   -----------       ---------------     --------------      --------------       -------------
05/02/05                              10000               10000               10000               10000               10000
12/31/05                              10581               10930               10132               11665               10929

SERVICE CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                        SINCE
TOTAL RETURNS                                       INCEPTION
-------------------------------------------------------------
After Portfolio operating
  expenses                                            5.55%

                                            (After Portfolio operating expenses)

                                                                          MERRILL LYNCH
                                   MAINSTAY VP                            CORPORATE AND
                                    BALANCED            BALANCED         GOVERNMENT 10-      RUSSELL MIDCAP
                                    PORTFOLIO        COMPOSITE INDEX       YEAR INDEX             INDEX           S&P 500 INDEX
                                   -----------       ---------------     --------------      --------------       -------------
05/02/05                              10000               10000               10000               10000               10000
12/31/05                              10555               10930               10132               11665               10929

                                                                SINCE
BENCHMARK                                                     INCEPTION

Balanced Composite Index*                                        9.30%
Merrill Lynch Corporate and Government 10 Year Index*            1.32
Russell Midcap Index*                                           16.65
S&P 500(R) Index*                                                9.29

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-4   MainStay VP Balanced Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BALANCED PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                                                           VALUE (BASED
                                                             ENDING ACCOUNT               ON HYPOTHETICAL
                                                              VALUE (BASED                 5% ANNUALIZED
                                                 BEGINNING     ON ACTUAL      EXPENSES      RETURN AND      EXPENSES
                                                  ACCOUNT     RETURNS AND       PAID          ACTUAL          PAID
                                                   VALUE       EXPENSES)       DURING        EXPENSES)       DURING
                  SHARE CLASS                     7/1/05        12/31/05      PERIOD(1)      12/31/05       PERIOD(1)
---------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                    $1,000.00     $1,028.60        $5.11        $1,020.00        $5.09
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                    $1,000.00     $1,026.45        $6.38        $1,018.75        $6.36
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (1.00% for Initial Class, 1.25% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                   www.MAINSTAYfunds.com     M-5

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stock                                                            52.3%
Corporate Bonds                                                         38.0
Cash and Other Assets (less liabilities)                                 8.5
Investment Companies                                                     1.2

See Portfolio of Investments on page M-10 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  Hewlett-Packard Co.
 3.  Lehman Brothers Holdings, Inc. 7.875%, due
     8/15/10
 4.  Merrill Lynch & Co., Inc.
 5.  Morgan Stanley
 6.  Merck & Co., Inc.
 7.  HSBC Holdings PLC 7.50%, due 7/15/09
 8.  Emerson Electric Co. 7.125%, due 8/15/10
 9.  CIT Group, Inc. 6.875%, due 11/1/09
10.  Goldman Sachs Group, Inc. (The) 7.35%, due
     10/1/09

 M-6   MainStay VP Balanced Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Tony Elavia and Joan Sabella of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests approximately 60% of its net assets plus any borrowings in stocks and 40% of its net assets plus any borrowings in fixed-income securities (such as bonds) and cash equivalents. Although the above ratio may vary, the Portfolio will always invest at least 25% of its net assets plus any borrowings in fixed-income securities. By including both stocks and bonds, the Portfolio seeks a balance between capital gains from stock appreciation and current income from interest and dividends. In implementing this strategy, the Portfolio generally invests in dividend-paying mid-capitalization stocks that have been determined to have strong or improving operating characteristics and to be relatively overlooked or undervalued by the market. The Portfolio may also purchase large-capitalization stocks. The Portfolio uses a quantitative and statistical model to analyze the relative quality and value of stocks. The Portfolio also invests in U.S. government securities and investment grade bonds issued by U.S. corporations. It selects fixed-income securities based on their credit quality and duration. The fixed-income portion has an intermediate-term duration which ranges from three to five years. The Portfolio may invest up to 20% of its net assets in foreign securities and may invest in mortgage-backed and asset-backed securities. The Portfolio selects fixed-income securities based on their credit quality and duration.

MainStay VP Balanced Portfolio commenced operation on May 2, 2005.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM MAY 2 THROUGH DECEMBER 31, 2005?

From May 2 through December 31, 2005, MainStay VP Balanced Portfolio returned 5.81% for Initial Class shares and 5.55% for Service Class shares. Both share classes underperformed the 7.40% return of the average Lipper* Variable Products Balanced Portfolio over the same period. Both share classes also underperformed the 9.30% return of the Balanced Composite Index,* the Portfolio's benchmark, and the 9.29% return of the S&P 500(R) Index*, the Portfolio's broad-based market index, from May through December 2005.

Both the stock and bond portions of the Portfolio had a negative impact on the Portfolio's total return. Poor security selection in consumer staples--and a lack of exposure to select energy and information technology stocks that posted strong results in the Russell Midcap(R) Value Index*--contributed to the underperformance of the equity portion of the Portfolio. Good stock selection in the financials and utilities sectors helped performance.

The bond portion of the Portfolio maintained a shorter duration than the Merrill Lynch Corporate and Government 1-10 Years Bond Index,* the benchmark for bond component of the Portfolio. This positioning had a negative impact on performance, as longer-duration portfolios outperformed shorter-duration portfolios during the reporting period.

WHAT FACTORS AFFECTED THE STOCK MARKET FROM MAY THROUGH DECEMBER 2005?

Most major stock market indexes advanced from May 2 through December 31, 2005. According to Russell data, small-capitalization stocks were the strongest performers for the eight-month period, followed by mid- and large-cap issues. Growth stocks outperformed value stocks at all capitalization levels for the eight months ended December 31, 2005.

As global oil demand outpaced capacity, energy prices soared to record levels before retreating later in the year. Steady economic growth and elevated oil prices raised inflation concerns. Those concerns only increased when major hurricanes devastated the Gulf Coast region and damaged energy infrastructure. To keep the economy on track and inflation at bay, the Federal Open Market Committee increased the federal funds target rate six times from May 2 through December 31, 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a


The Portfolio is subject to market, interest rate, credit, and maturity risks. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of securities lending presents the risk of default by the borrower, which may also result in a loss to the Portfolio. The Portfolio invests in mid-cap stocks which may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                   www.MAINSTAYfunds.com     M-7
percentage point.) These moves brought the targeted federal funds rate to 4.25% at the end of the reporting period.

WHAT FACTORS AFFECTED THE BOND MARKET FROM MAY THROUGH DECEMBER 2005?

Certainly, the Federal Reserve's moves to raise interest rates had a major impact on the bond market during the last eight months of 2005. Despite steady increases in short-term rates, long-term rates traded in a tight range, and the yield curve flattened substantially. In fact, the yield curve briefly inverted at year-end, with the two-year Treasury note trading higher than the 10-year Treasury note.

The Merrill Lynch Corporate and Government 1-10 Years Bond Index* returned 1.32% for the eight months ended December 31, 2005. The 10-year Treasury ended the year at 4.4%. Financial woes at Ford and General Motors led major rating agencies to downgrade their bonds to high-yield, or "fallen angel," status. Because both automakers were large issuers, the impact was felt throughout the fixed-income universe.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE REPORTING PERIOD?

We employ various models to manage the Portfolio. Our models use a combination of valuation, operating, and trading factors to select relatively undervalued stocks that can potentially outperform an index.

WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE?

Prudential Financial, a major financial services company, was the strongest positive contributor to the Portfolio's performance. Burlington Resources, which engages in exploration, production, and marketing of oil and natural gas, was next. The third-strongest contributor was Sunoco, which manufactures and markets petroleum and petrochemical products. The Portfolio's model found all three stocks compelling based on attractive valuations.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD?

Annaly Mortgage Management, which owns, manages, and finances a portfolio of investment securities, had the greatest negative impact on the Portfolio's performance. Lear, which designs and manufactures interior systems and components for automobiles and light-weight trucks, also detracted from the Portfolio's results. Ford Motor, the major automaker, also faced difficulties that negatively affected the Portfolio. All three of these stocks were overweighted relative to the Russell Midcap(R) Value Index* but posted negative returns.

WERE THERE ANY SIGNIFICANT PURCHASES FROM MAY THROUGH DECEMBER 2005?

Because the Portfolio began on May 2, 2005, all of its holdings were purchased during the reporting period. The Portfolio selects stocks that have relatively improving operating characteristics and are relatively undervalued. Among the Portfolio's significant purchases during the reporting period were oil and gas company Burlington Resources, consumer electronics specialty retailer Circuit City Stores, health insurance company Humana, railroad company Burlington Northern Santa Fe, and petrochemical refiner and marketer Sunoco. All of these stocks made strong positive contributions to performance for the period they were held in the Portfolio.

WERE THERE ANY SIGNIFICANT STOCK SALES DURING THE REPORTING PERIOD?

Yes, the model identified food and drug retailer Alberston's as a sale candidate and we sold the Portfolio's entire position in September. The stock provided a positive return for the period it was held in the Portfolio. The Portfolio sold natural gas producer and transporter Williams in December, also at a profit. We sold the Portfolio's entire positions in Oracle and Nuveen Investments in July 2005. Oracle develops, manufactures, markets, and distributes computer software to help organizations manage their businesses worldwide. Nuveen Investments is an institutional investment-management and research firm. Both stocks provided positive returns while they were held in the Portfolio. We also sold the Portfolio's entire position in fast-food giant McDonald's at a gain in September, when the model identified the stock as a sale candidate.

HOW DID THE PORTFOLIO'S EQUITY WEIGHTINGS COMPARE TO THOSE OF THE RUSSELL MIDCAP(R) VALUE INDEX?

During the eight-month reporting period, the Portfolio's overweighted sectors relative to the Russell Midcap(R) Value Index* were energy, consumer discretionary, and financials. On an absolute basis, all three sectors had a positive impact on the Portfolio's return. The Portfolio's failure to own some energy


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-8   MainStay VP Balanced Portfolio
and consumer discretionary stocks that posted strong results in the Index detracted from relative performance.

The Portfolio's underweighted positions relative to the Russell Midcap(R) Value Index* were in utilities, materials, and information technology. Although strong stock selection in utilities had a positive impact on the Portfolio's performance, a below-benchmark weighting in certain materials and informa]tion technology companies detracted from relative results, because the companies in question were strong contributors to the performance of the Index.

HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING
PERIOD?

The fixed-income portion of the Portfolio selected short- to intermediate-term bonds from among investment-grade corporate, government, mortgage-backed, and asset-backed securities. We maintained a laddered maturity schedule and employed bottom-up credit analysis.

The Portfolio maintained a controlled duration of three to five years. During the eight-month reporting period we maintained a duration on the shorter side. This hindered the Portfolio's performance because longer-duration portfolios outperformed portfolios with shorter durations.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

Because the Portfolio began operating on May 2, 2005, all of its bond positions were new. There were no bond sales in the Portfolio during the eight months ended December 31, 2005.

WERE THERE ANY SIGNIFICANT WEIGHTING SHIFTS IN THE BOND PORTION OF THE PORTFOLIO DURING THE REPORTING PERIOD?

The Portfolio continued to target a 40% allocation in fixed-income securities. The Portfolio is not benchmark-oriented and the bond portion of the Portfolio does not seek to track the performance of the Merrill Lynch Corporate and Government 1-10 Years Bond Index.* During the reporting period, the Portfolio was overweighted in corporate bonds and underweighted in Treasury and government-sponsored bonds relative to the Merrill Lynch Corporate and Government 1-10 Years Bond Index.*


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP BALANCED PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                   www.MAINSTAYfunds.com     M-9

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES          VALUE

COMMON STOCKS (59.2%)+
-----------------------------------------------------------------------------
AGRICULTURE (1.4%)
Altria Group, Inc.                                      12,499   $    933,925
UST, Inc.                                               15,074        615,471
                                                                 ------------
                                                                    1,549,396
                                                                 ------------
AUTO MANUFACTURERS (0.6%)
Ford Motor Co. (a)                                      89,581        691,565
                                                                 ------------

AUTO PARTS & EQUIPMENT (0.5%)
Lear Corp. (a)                                          19,791        563,252
                                                                 ------------

BANKS (2.5%)
Commerce Bancshares, Inc.                               13,838        721,237
Fremont General Corp.                                    5,753        133,642
M&T Bank Corp.                                           7,055        769,348
State Street Corp.                                      14,560        807,206
U.S. Bancorp                                            14,456        432,090
                                                                 ------------
                                                                    2,863,523
                                                                 ------------
BEVERAGES (0.5%)
PepsiAmericas, Inc.                                     26,428        614,715
                                                                 ------------

BUILDING MATERIALS (0.9%)
Martin Marietta Materials, Inc.                          6,608        506,966
Masco Corp.                                                995         30,039
USG Corp. (a)(b)                                         7,257        471,705
                                                                 ------------
                                                                    1,008,710
                                                                 ------------
COMMERCIAL SERVICES (0.6%)
CCE Spinco, Inc.
  (When Issued) (a)(b)                                   2,977         38,997
Equifax, Inc.                                           18,358        697,971
                                                                 ------------
                                                                      736,968
                                                                 ------------
COMPUTERS (1.4%)

V  Hewlett-Packard Co.                                  56,706      1,623,492
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (7.2%)
A.G. Edwards, Inc.                                      15,583        730,219
AmeriCredit Corp. (b)                                   27,424        702,877
Bear Stearns Cos., Inc. (The)                            7,199        831,700
CIT Group, Inc.                                         13,890        719,224
Federated Investors, Inc. Class B                        5,985        221,684
Freddie Mac                                             15,933      1,041,222
Friedman, Billings, Ramsey Group, Inc. Class A (a)      20,096        198,950
Janus Capital Group, Inc.                               10,137        188,852
Lehman Brothers Holdings, Inc. (a)                       8,320      1,066,374

V  Merrill Lynch & Co., Inc.                            19,994      1,354,194

V  Morgan Stanley                                       22,234      1,261,557
                                                                 ------------
                                                                    8,316,853
                                                                 ------------



                                                        SHARES          VALUE
ELECTRIC (3.3%)
American Electric
  Power Co., Inc. (a)                                   22,545   $    836,194
Edison International                                    19,422        846,993
Entergy Corp.                                           12,296        844,120
NRG Energy, Inc. (a)(b)                                 15,715        740,491
Wisconsin Energy Corp.                                  11,860        463,252
                                                                 ------------
                                                                    3,731,050
                                                                 ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
Energizer Holdings, Inc. (b)                            13,654        679,833
                                                                 ------------

ENVIRONMENTAL CONTROL (0.6%)
Republic Services, Inc.                                 19,248        722,762
                                                                 ------------

FOOD (0.8%)
Hershey Co. (The)                                       11,515        636,204
Tyson Foods, Inc. Class A (a)                           18,864        322,574
                                                                 ------------
                                                                      958,778
                                                                 ------------
HEALTH CARE-SERVICES (1.5%)
Aetna, Inc.                                              7,703        726,470
Community Health
  Systems, Inc. (b)                                     17,907        686,554
Humana, Inc. (b)                                         5,883        319,623
Sierra Health Services, Inc. (b)                           352         28,146
                                                                 ------------
                                                                    1,760,793
                                                                 ------------
HOME BUILDERS (0.8%)
Meritage Homes Corp. (b)                                 7,856        494,300
Ryland Group, Inc.                                       6,048        436,242
                                                                 ------------
                                                                      930,542
                                                                 ------------
INSURANCE (11.7%)
AFLAC, Inc.                                             15,819        734,318
Alleghany Corp. (b)                                        656        186,304
Allstate Corp. (The)                                    20,079      1,085,672
American Financial Group, Inc.                           4,089        156,650
American National Insurance Co.                          3,007        351,789
AmerUs Group Co.                                        12,564        712,002
CIGNA Corp.                                              7,538        841,995
Hanover Insurance
  Group, Inc. (The)                                     17,824        744,509
Lincoln National Corp.                                  14,800        784,844
MetLife, Inc. (a)                                       18,602        911,498
MGIC Investment Corp. (a)                               10,423        686,042
Nationwide Financial Services, Inc. Class A              2,775        122,100
Old Republic International Corp. (a)                    28,019        735,779
Principal Financial Group, Inc.                         17,630        836,191

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-10 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.



                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
Progressive Corp. (The)                                  5,963   $    696,359
Prudential Financial, Inc.                              14,776      1,081,455
Radian Group, Inc.                                       2,296        134,523
SAFECO Corp.                                            13,099        740,094
StanCorp Financial Group, Inc.                          14,376        718,081
Torchmark Corp.                                          8,293        461,091
UnumProvident Corp.                                     33,444        760,851
                                                                 ------------
                                                                   13,482,147
                                                                 ------------
MEDIA (2.4%)
Clear Channel
  Communications, Inc.                                  25,620        805,749
Liberty Media Corp. Class A (b)                        102,410        805,967
Viacom, Inc. Class B                                    33,473      1,091,220
                                                                 ------------
                                                                    2,702,936
                                                                 ------------
OIL & GAS (7.9%)
Amerada Hess Corp.                                       5,833        739,741
Anadarko Petroleum Corp. (a)                             9,744        923,244
Apache Corp.                                            11,725        803,397
Burlington Resources, Inc.                              11,951      1,030,176
Chevron Corp. (a)                                       14,153        803,466
ConocoPhillips                                           1,314         76,449
Devon Energy Corp.                                      15,369        961,177

V  ExxonMobil Corp.                                     54,958      3,086,991
Sunoco, Inc. (a)                                         8,841        692,958
                                                                 ------------
                                                                    9,117,599
                                                                 ------------
PHARMACEUTICALS (2.3%)
AmerisourceBergen Corp. (a)                             18,632        771,365

V  Merck & Co., Inc.                                    38,448      1,223,031
Pfizer, Inc.                                            27,324        637,196
                                                                 ------------
                                                                    2,631,592
                                                                 ------------
PIPELINES (1.2%)
Equitable Resources, Inc.                               18,519        679,462
Kinder Morgan, Inc. (a)                                  7,441        684,200
                                                                 ------------
                                                                    1,363,662
                                                                 ------------
REAL ESTATE (2.3%)
Annaly Mortgage
  Management, Inc. (a)                                  62,632        685,194
Crescent Real Estate Equities Co.                       26,822        531,612
Equity Office Properties Trust                          24,054        729,558
New Century Financial Corp. (a)                         18,281        659,396
                                                                 ------------
                                                                    2,605,760
                                                                 ------------
RETAIL (2.9%)
AutoNation, Inc. (b)                                    32,870        714,265
Circuit City Stores, Inc.                               31,719        716,532
Dillard's, Inc. Class A (a)                             26,537        658,648
Federated Department Stores, Inc.                       13,074        867,198
Sears Holdings Corp. (a)(b)                              3,199        369,580
                                                                 ------------
                                                                    3,326,223
                                                                 ------------
SAVINGS & LOANS (0.6%)
Astoria Financial Corp.                                 24,225        712,215
                                                                 ------------

SEMICONDUCTORS (0.7%)
Freescale Semiconductor, Inc. Class B (b)               29,952        753,892
                                                                 ------------

TELECOMMUNICATIONS (1.4%)
ALLTEL Corp. (a)                                        14,625        922,838
CenturyTel, Inc.                                        21,984        728,989
                                                                 ------------
                                                                    1,651,827
                                                                 ------------



                                                        SHARES          VALUE
TOYS, GAMES & HOBBIES (0.6%)
Mattel, Inc.                                            45,141   $    714,131
                                                                 ------------

TRANSPORTATION (1.4%)
Burlington Northern
  Santa Fe Corp.                                         3,281        232,360
CSX Corp.                                                  823         41,784
Laidlaw International, Inc.                             27,374        635,898
Swift Transportation Co., Inc. (b)                      33,233        674,630
                                                                 ------------
                                                                    1,584,672
                                                                 ------------
TRUCKING & LEASING (0.6%)
GATX Corp.                                              19,225        693,638
                                                                 ------------
Total Common Stocks
  (Cost $66,424,007)                                               68,092,526
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT


LONG-TERM CORPORATE BONDS (39.3%)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.7%)
United Technologies Corp.
  4.875%, due 11/1/06                               $  200,000        200,487
  7.125%, due 11/15/10                                 525,000        574,705
                                                                 ------------
                                                                      775,192
                                                                 ------------
BANKS (6.6%)
Bank of America Corp.
  7.80%, due 2/15/10                                   700,000        773,003
Bank of New York Co., Inc. (The)
  7.30%, due 12/1/09                                   550,000        596,711
Bank One Corp.
  7.875%, due 8/1/10                                   575,000        638,325
Barclays Bank PLC
  7.40%, due 12/15/09                                  450,000        489,077

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
BANKS (CONTINUED)
Deutsche Bank Financial, Inc.
  6.70%, due 12/13/06                               $  125,000   $    126,974
V  HSBC Holdings PLC
  7.50%, due 7/15/09                                 1,100,000      1,194,064
Mellon Bank N.A.
  7.625%, due 9/15/07                                  160,000        167,207
Mellon Funding Corp.
  6.70%, due 3/1/08                                    550,000        570,307
SunTrust Banks, Inc.
  6.25%, due 6/1/08                                    200,000        205,961
U.S. Bank N.A.
  5.70%, due 12/15/08                                  700,000        716,267
Wachovia Bank N.A.
  7.80%, due 8/18/10                                   800,000        897,945
Wachovia Corp.
  6.375%, due 1/15/09                                  125,000        130,401
  6.375%, due 2/1/09                                    75,000         77,913
Wells Fargo & Co.
  6.25%, due 4/15/08                                   125,000        128,856
Wells Fargo Bank N.A.
  7.55%, due 6/21/10                                   750,000        828,360
                                                                 ------------
                                                                    7,541,371
                                                                 ------------
BEVERAGES (1.0%)
Anheuser-Busch Cos., Inc.
  5.375%, due 9/15/08 (a)                              100,000        101,449
  6.00%, due 4/15/11                                   600,000        628,127
  9.00%, due 12/1/09                                   300,000        344,081
Coca-Cola Co. (The)
  5.75%, due 3/15/11                                   125,000        129,823
                                                                 ------------
                                                                    1,203,480
                                                                 ------------
BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08                                  150,000        152,707
                                                                 ------------

CHEMICALS (1.8%)
Dow Chemical Co. (The)
  6.125%, due 2/1/11                                   350,000        366,491
E.I. du Pont de Nemours & Co.
  6.75%, due 9/1/07                                    325,000        334,579
  6.875%, due 10/15/09                                 925,000        984,513
Praxair, Inc.
  6.50%, due 3/1/08                                    325,000        335,529
                                                                 ------------
                                                                    2,021,112
                                                                 ------------
COMPUTERS (1.3%)
Computer Sciences Corp.
  7.375%, due 6/15/11                                  350,000        375,651
Hewlett-Packard Co.
  5.50%, due 7/1/07                                    200,000        201,616
International Business
  Machines Corp.
  6.45%, due 8/1/07                                    900,000        921,575
                                                                 ------------
                                                                    1,498,842
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COSMETICS & PERSONAL CARE (1.5%)
Avon Products, Inc.
  7.15%, due 11/15/09                               $  500,000   $    536,965
Kimberly-Clark Corp.
  7.10%, due 8/1/07                                    925,000        957,017
Procter & Gamble Co. (The)
  6.875%, due 9/15/09                                  250,000        267,173
                                                                 ------------
                                                                    1,761,155
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (12.6%)
Bear Stearns Cos., Inc. (The)
  6.75%, due 12/15/07                                  438,000        452,587
  7.625%, due 12/7/09                                  950,000      1,036,358
Boeing Capital Corp.
  7.375%, due 9/27/10                                  500,000        550,181
V  CIT Group, Inc.
  6.875%, due 11/1/09                                1,100,000      1,166,800
Citicorp
  7.25%, due 9/1/08                                    300,000        317,452
Citigroup, Inc.
  6.50%, due 1/18/11                                   600,000        639,302
  7.25%, due 10/1/10                                   200,000        218,201
Countrywide Home Loans, Inc.
  5.50%, due 2/1/07                                    300,000        301,457
Credit Suisse First Boston
  USA, Inc.
  6.50%, due 6/1/08                                  1,089,000      1,125,229
General Electric Capital Corp.
  6.875%, due 11/15/10                                 500,000        541,958
  7.375%, due 1/19/10                                  475,000        517,909
  8.125%, due 4/1/08                                   300,000        320,461
  8.625%, due 6/15/08                                  100,000        108,164
Goldman Sachs Group, Inc. (The)
  6.875%, due 1/15/11                                  300,000        323,182

V    7.35%, due 10/1/09                              1,075,000      1,157,232
Household Financial Corp.
  6.45%, due 2/1/09                                    200,000        207,224
HSBC Finance Corp.
  6.375%, due 8/1/10                                   125,000        131,540
John Deere Capital Corp.
  6.00%, due 2/15/09                                   500,000        513,561
  7.00%, due 3/15/12                                   350,000        386,577

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-12 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
JPMorgan Chase & Co.
  6.00%, due 1/15/09                                $  400,000   $    410,631
  6.75%, due 8/15/08                                   300,000        312,682
  7.875%, due 6/15/10                                  125,000        138,477
Lehman Brothers Holdings, Inc.
  7.00%, due 2/1/08                                    100,000        104,100

V    7.875%, due 8/15/10                             1,275,000      1,422,265
Merrill Lynch & Co., Inc.
  6.375%, due 10/15/08                                 350,000        363,261
  7.00%, due 4/27/08                                   725,000        756,424
Morgan Stanley
  5.80%, due 4/1/07                                    200,000        202,039
Pitney Bowes Credit Corp.
  5.75%, due 8/15/08                                   175,000        178,434
Prudential Funding LLC
  6.60%, due 5/15/08 (c)                               125,000        129,900
UBS Paine Webber Group, Inc.
  6.55%, due 4/15/08                                   204,000        212,667
Wells Fargo Financial, Inc.
  5.875%, due 8/15/08                                  225,000        230,482
                                                                 ------------
                                                                   14,476,737
                                                                 ------------
ELECTRIC (0.5%)
Consolidated Edison Co. of New York
  7.50%, due 9/1/10                                    500,000        552,238
                                                                 ------------

ELECTRICAL COMPONENTS & EQUIPMENT (1.0%)
V  Emerson Electric Co.
  7.125%, due 8/15/10                                1,082,000      1,182,544
                                                                 ------------

ELECTRONICS (0.2%)
Honeywell, Inc.
  7.125%, due 4/15/08                                  175,000        183,994
                                                                 ------------

FOOD (2.3%)
Campbell Soup Co.
  5.875%, due 10/1/08                                  325,000        332,381
  6.75%, due 2/15/11                                   650,000        697,111
Kellogg Co.
  6.60%, due 4/1/11                                    550,000        588,824
Kraft Foods, Inc.
  5.25%, due 6/1/07                                    400,000        401,624
Sysco International Co.
  6.10%, due 6/1/12                                    125,000        133,278
Unilever Capital Corp.
  7.125%, due 11/1/10                                  500,000        544,423
                                                                 ------------
                                                                    2,697,641
                                                                 ------------
HOUSEHOLD PRODUCTS & WARES (0.2%)
Clorox Co. (The)
  6.125%, due 2/1/11                                   275,000        287,208
                                                                 ------------

MACHINERY--CONSTRUCTION & MINING (0.6%)
Caterpillar, Inc.
  7.25%, due 9/15/09                                   684,000        736,994
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
MACHINERY--DIVERSIFIED (0.2%)
Deere & Co.
  7.85%, due 5/15/10                                $  250,000   $    278,829
                                                                 ------------

MEDIA (1.1%)
Gannett Co., Inc.
  5.50%, due 4/1/07                                    425,000        426,858
Walt Disney Co. (The)
  5.375%, due 6/1/07                                   275,000        276,736
  6.375%, due 3/1/12                                   550,000        581,745
                                                                 ------------
                                                                    1,285,339
                                                                 ------------
MISCELLANEOUS--MANUFACTURING (0.6%)
Honeywell International, Inc.
  7.50%, due 3/1/10                                    600,000        659,374
                                                                 ------------

OIL & GAS (2.0%)
ConocoPhillips
  6.375%, due 3/30/09                                  500,000        523,381
  8.75%, due 5/25/10                                   500,000        575,151
Pan American Energy LLC
  6.75%, due 2/1/07                                    125,000        127,614
Texaco Capital Inc.
  8.625%, due 6/30/10                                  320,000        369,640
Union Oil Co. of California
  7.35%, due 6/15/09                                   300,000        323,666
Vastar Resources, Inc.
  6.50%, due 4/1/09                                    350,000        368,957
                                                                 ------------
                                                                    2,288,409
                                                                 ------------
OIL & GAS SERVICES (0.2%)
Baker Hughes, Inc.
  6.00%, due 2/15/09                                   205,000        211,612
                                                                 ------------

PHARMACEUTICALS (0.4%)
Abbott Laboratories
  5.40%, due 9/15/08                                   200,000        202,923
  6.40%, due 12/1/06                                   200,000        202,613
                                                                 ------------
                                                                      405,536
                                                                 ------------
RETAIL (2.3%)
Lowe's Cos., Inc.
  8.25%, due 6/1/10                                    250,000        282,896
Nordstrom, Inc.
  5.625%, due 1/15/09                                  175,000        176,538

+ Percentages indicated are based on Portfolio net assets.

V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM CORPORATE BONDS (CONTINUED)
-----------------------------------------------------------------------------
RETAIL (CONTINUED)
Target Corp.
  5.50%, due 4/1/07                                 $  300,000   $    302,135
  6.35%, due 1/15/11                                   200,000        213,144
  7.50%, due 8/15/10                                   525,000        580,665
Wal-Mart Stores, Inc.
  6.875%, due 8/10/09                                1,000,000      1,064,277
                                                                 ------------
                                                                    2,619,655
                                                                 ------------
SOFTWARE (0.1%)
Oracle Corp.
  6.91%, due 2/15/07                                   100,000        101,761
                                                                 ------------

TELECOMMUNICATIONS (2.0%)
ALLTEL Corp.
  7.00%, due 7/1/12                                    450,000        494,750
BellSouth Capital Funding Corp.
  7.75%, due 2/15/10                                   550,000        601,758
BellSouth
  Telecommunications, Inc.
  5.875%, due 1/15/09                                  200,000        204,705
GTE California, Inc.
  Series H
  7.65%, due 3/15/07                                   175,000        179,353
New York Telephone Co.
  6.00%, due 4/15/08                                   175,000        176,582
Verizon Global Funding Corp.
  7.25%, due 12/1/10                                   625,000        678,206
                                                                 ------------
                                                                    2,335,354
                                                                 ------------
Total Long-Term Corporate Bonds
  (Cost $45,747,246)                                               45,257,084
                                                                 ------------
SHORT-TERM INVESTMENTS (10.6%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.5%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                            539,032        539,032
                                                                 ------------
Total Certificate of Deposit
  (Cost $539,032)                                                     539,032
                                                                 ------------


                                                     PRINCIPAL
                                                        AMOUNT          VALUE
COMMERCIAL PAPER (2.4%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                           $  272,650   $    272,650
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                              149,737        149,737
Compass Securitization
  4.267%, due 1/5/06 (d)                               227,923        227,923
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                               759,214        759,214
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                               228,098        228,098
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                               385,023        385,023
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                              382,094        382,094
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                              385,023        385,023
                                                                 ------------
Total Commercial Paper
  (Cost $2,789,762)                                                 2,789,762
                                                                 ------------

                                                        SHARES

INVESTMENT COMPANY (0.2%)
BGI Institutional Money
  Market Fund (d)                                      227,028        227,028
                                                                 ------------
Total Investment Company
  (Cost $227,028)                                                     227,028
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

TIME DEPOSITS (7.5%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $  693,042        693,042
Bank of America
  4.27%, due 1/27/06 (d)(e)                            616,037        616,037
Bank of Montreal
  4.25%, due 1/17/06 (d)                               616,037        616,037
BNP Paribas
  4.265%, due 1/26/06 (d)                            1,001,060      1,001,060
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (d)                               508,231        508,231
Dexia Group
  4.265%, due 1/6/06 (d)                               616,037        616,037
Fortis Bank
  4.25%, due 1/9/06 (d)                                462,028        462,028
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                               616,037        616,037
Rabobank Nederland
  4.25%, due 1/27/06 (d)                               539,032        539,032
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                                770,046        770,046
Societe Generale
  4.30%, due 1/30/06 (d)                               385,023        385,023
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                               385,023        385,023

 M-14 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UBS AG
  4.26%, due 1/19/06 (d)                            $  770,046   $    770,046
  4.29%, due 1/12/06 (d)                               539,032        539,032
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                               154,009        154,009
                                                                 ------------
Total Time Deposits
  (Cost $8,670,720)                                                 8,670,720
                                                                 ------------
Total Short-Term Investments
  (Cost $12,226,542)                                               12,226,542
                                                                 ------------
Total Investments
  (Cost $124,397,795)(f)                                 109.1%   125,576,152(g)
Liabilities in Excess of
  Cash and Other Assets                                   (9.1)   (10,449,241)
                                                    ----------   ------------
Net Assets                                               100.0%  $115,126,911
                                                    ==========   ============


(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  May be sold to institutional investors only.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f) The cost for federal income tax purposes is $124,411,451.
(g)  At December 31, 2005 net unrealized appreciation was
     $1,164,701, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $3,197,798 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,033,097.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $124,397,795) including $11,517,814
  market value of securities loaned             $125,576,152
Cash                                               2,372,947
Receivables:
  Dividends and interest                             907,649
  Fund shares sold                                   483,797
                                                ------------
    Total assets                                 129,340,545
                                                ------------
LIABILITIES:
Securities lending collateral                     12,226,542
Payables:
  Investment securities purchased                  1,830,310
  Manager                                             68,373
  Professional                                        22,902
  NYLIFE Distributors                                 20,876
  Custodian                                           14,309
  Portfolio Pricing                                   11,807
  Shareholder communication                            9,921
Accrued expenses                                       8,594
                                                ------------
    Total liabilities                             14,213,634
                                                ------------
Net assets                                      $115,126,911
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $      9,282
  Service Class                                      100,976
Additional paid-in capital                       113,813,731
Accumulated undistributed net realized gain on
  investments                                         24,565
Net unrealized appreciation on investments         1,178,357
                                                ------------
Net assets                                      $115,126,911
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $  9,706,646
                                                ============
Shares of capital stock outstanding                  928,169
                                                ============
Net asset value per share outstanding           $      10.46
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $105,420,265
                                                ============
Shares of capital stock outstanding               10,097,591
                                                ============
Net asset value per share outstanding           $      10.44
                                                ============

 M-16 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
2005


INVESTMENT INCOME:
INCOME:
  Interest                                     $    732,640
  Dividends (a)                                     573,421
  Income from securities loaned -- net               10,097
                                               ------------
    Total income                                  1,316,158
                                               ------------
EXPENSES:
  Manager                                           308,817
  Distribution and service -- Service Class          90,359
  Professional                                       35,807
  Custodian                                          30,508
  Shareholder communication                          10,325
  Directors                                           2,294
  Miscellaneous                                      22,612
                                               ------------
    Total expenses                                  500,722
                                               ------------
Net investment income                               815,436
                                               ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                    462,892
Net unrealized appreciation on investments        1,178,357
                                               ------------
Net realized and unrealized gain on
  investments                                     1,641,249
                                               ------------
Net increase in net assets resulting from
  operations                                   $  2,456,685
                                               ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $357.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
2005

                                                       2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                         $    815,436
 Net realized gain on investments                   462,892
 Net unrealized appreciation on investments       1,178,357
                                               ------------
 Net increase in net assets resulting from
  operations                                      2,456,685
                                               ------------
Dividends and distributions to shareholders:
 From net investment income:
  Initial Class                                     (77,208)
  Service Class                                    (745,871)
 From net realized gain on investments:
  Initial Class                                     (36,452)
  Service Class                                    (394,232)
                                               ------------
 Total dividends and distributions to
    shareholders                                 (1,253,763)
                                               ------------
Capital share transactions:
 Net proceeds from sale of shares:
  Initial Class                                   9,404,575
  Service Class                                 105,304,902
 Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions:
  Initial Class                                     113,660
  Service Class                                   1,140,103
                                               ------------
                                                115,963,240

 Cost of shares redeemed:
  Initial Class                                     (78,497)
  Service Class                                  (1,960,754)
                                               ------------
                                                 (2,039,251)
                                               ------------
    Increase in net assets derived from
      capital share transactions                113,923,989
                                               ------------
    Net increase in net assets                  115,126,911

NET ASSETS:
Beginning of period                                      --
                                               ------------
End of period                                  $115,126,911
                                               ============

 M-18 MainStay VP Balanced Portfolio   The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                INITIAL CLASS    SERVICE CLASS
                                --------------   --------------
                                MAY 2, 2005(A)   MAY 2, 2005(A)
                                   THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2005             2005
Net asset value at beginning
  of period                         $10.00          $  10.00
                                    ------          --------
Net investment income                 0.11              0.08
Net realized and unrealized
  gain on investments                 0.47              0.48
                                    ------          --------
Total from investment
  operations                          0.58              0.56
                                    ------          --------
Less dividends and
  distributions:
  From net investment income         (0.08)            (0.08)
  From net realized gain on
    investments                      (0.04)            (0.04)
                                    ------          --------
Total dividends and
  distributions                      (0.12)            (0.12)
                                    ------          --------
Net asset value at end of
  period                            $10.46          $  10.44
                                    ======          ========
Total investment return               5.81%(b)          5.55%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             2.05%+            1.80%+
    Net expenses                      1.00%+            1.25%+
Portfolio turnover rate                 76%               76%
Net assets at end of period
  (in 000's)                        $9,707          $105,420

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.

    The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   www.MAINSTAYfunds.com    M-19

MAINSTAY VP BASIC VALUE PORTFOLIO
(FORMERLY MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   5.44%   2.05%     3.42%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP BASIC VALUE
                                                                         PORTFOLIO                  S&P 500/BARRA VALUE INDEX
                                                                  -----------------------           -------------------------
5/1/98                                                                     10000                              10000
                                                                           10283                              10160
                                                                           10975                              11452
                                                                           11698                              12149
                                                                           11171                              10726
                                                                            8618                               8489
                                                                           11026                              11188
                                                                           12279                              12945
12/31/05                                                                   12947                              13765

   ----- MainStay VP Basic Value Portfolio -- S&P 500/Barra Value Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   5.21%   1.80%     3.17%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP BASIC VALUE
                                                                         PORTFOLIO                  S&P 500/BARRA VALUE INDEX
                                                                  -----------------------           -------------------------
5/1/98                                                                     10000                              10000
                                                                           10266                              10160
                                                                           10929                              11452
                                                                           11621                              12149
                                                                           11069                              10726
                                                                            8518                               8489
                                                                           10872                              11188
                                                                           12078                              12945
12/31/05                                                                   12707                              13765

   ----- MainStay VP Basic Value Portfolio -- S&P 500/Barra Value Index

                                                              ONE    FIVE      SINCE
BENCHMARK                                                     YEAR   YEARS   INCEPTION

S&P 500(R)/Barra Value Index*                                 6.33%  2.53%     4.26%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 5.36% for the Initial Class and 5.14% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-20   MainStay VP Basic Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BASIC VALUE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)

INITIAL CLASS SHARES                  $1,000.00         $1,061.55             $4.00             $1,021.15              $3.92
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES                  $1,000.00         $1,060.60             $5.30             $1,019.90              $5.19
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.77% for Initial Class, 1.02% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $4.41 and $5.71 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $4.33 and $5.60 for the Initial Class and Service Class, respectively.

                                                  www.MAINSTAYfunds.com     M-21

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.2%
Short-Term Investments (collateral from securities lending
  is 4.9%)                                                               5.6
Liabilities in Excess of Cash and Other Assets                          -4.8

See Portfolio of Investments on page M-26 for specific holdings within these categories.
TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  ExxonMobil Corp.
 3.  Bank of America Corp.
 4.  JPMorgan Chase & Co.
 5.  AT&T, Inc.
 6.  Altria Group, Inc.
 7.  Merrill Lynch & Co., Inc.
 8.  ConocoPhillips
 9.  American International Group, Inc.
10.  United Technologies Corp.

 M-22   MainStay VP Basic Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Brian C. Ferguson, Director of U.S. Large Cap Value Portfolio Management, The Boston Company U.S. Large Cap Value Management Team, The Dreyfus Corporation.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large-company stocks. The Dreyfus Corporation, the Portfolio's subadvisor, identifies potential investments through extensive quantitative and fundamental research. The Portfolio focuses on individual stock selection (a "bottom up" approach), with emphasis on value, business health, and business momentum.

Effective May 1, 2005, the Portfolio--previously known as MainStay VP Dreyfus Large Company Value Portfolio--changed its name to MainStay VP Basic Value Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

During the 12 months ended December 31, 2005, MainStay VP Basic Value Portfolio returned 5.44% for Initial Class shares and 5.21% for Service Class shares. Both share classes outperformed the 4.82% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both shares underperformed the 6.33% return of the S&P 500(R)/Barra Value Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

WHAT FACTORS AFFECTED THE STOCK MARKET IN 2005?

A number of headlines came from the soaring world demand for crude oil, which drove prices through the $70 barrier in 2005 and sent ripples through global financial markets. While U.S. oil inventories have moderately recovered, world demand has been steadily rising since 1990. Current demand in emerging economies has almost equaled demand from the industrialized world. The increasing demand for oil and other commodities, including copper and other metals, to support rising global industrial production has contributed significantly to economic expansion throughout the world.

The U.S. economy continued to grow in the face of seemingly unprecedented natural disasters, including a record number of Gulf Coast hurricanes, a tsunami that devastated several South Asian coastal countries, and an earthquake in Pakistan that was the worst on record. The equity markets also persevered through a terrorist bombing in London, continued action in Iraq, and uncertainty that surrounded the appointment of a replacement for Alan Greenspan as chairman of the Federal Reserve, the world's most influential financial and economic agency.

The dollar strengthened in 2005 as short-term interest rates continued to rise. Despite substantial external debt, the U.S. deficit still appears to be manageable in light of U.S. gross domestic product. The predictability of the Federal Reserve's tightening policy has continued to raise the attractiveness of holding dollars.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE?

The Portfolio outperformed the Russell 1000(R) Value Index(1)* in the consumer discretionary, consumer staples, financials, information technology, telecom services, and utilities sectors. On the other hand, the Portfolio underperformed the Index in the energy, health care, industrials, and materials sectors.

Stock selection in information technology was strong, with solid results from Hewlett-Packard. The Portfolio's energy holdings, on the other hand, underperformed relative to the Russell 1000(R) Value Index* because the Portfolio was slightly underweighted relative to the Index and we chose to hold an overweighted position in the refinery group. In the


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The securities purchased in IPOs can be very volatile, and the effect on the Portfolio's performance depends on a variety of factors. The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

1. Since neither Barra nor Standard & Poor's provides sector return data for the Portfolio's benchmark, the S&P 500(R)/Barra Value Index,* we have used the Russell 1000(R) Value Index for all sector performance comparisons in the Portfolio Management Discussion and Analysis.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.MAINSTAYfunds.com     M-23
materials sector, the Portfolio's underweighted position relative to the Russell 1000(R) Value Index* was positive, but stock selection had a negative impact, partly because of the Portfolio's position in International Paper, which declined substantially in 2005.

WERE THERE ANY CHANGES IN THE WAY THE PORTFOLIO WAS MANAGED IN 2005?

Effective July 1, 2005, The Boston Company Asset Management (TBCAM) combined its equity portfolio management and investment research talents with those of its affiliate, The Dreyfus Corporation. This combination included the formation of a Core Research Group. TBCAM's historical commitment to the "portfolio team" structure remains intact. Every team remains focused on its strategic objectives, and each is accountable for investment performance. By combining the additional resources of the Core Research Group to our existing infrastructure, we increased capacity, specialized and strengthened our teams, and are able to produce research that is more robust.

WHAT WERE SOME OF THE PORTFOLIO'S STRONG PERFORMERS IN 2005?

ExxonMobil benefited from increasing commodity prices and greater demand for the company's products. In addition, ExxonMobil has repurchased over $20 billion in stock over the past two years.

ConocoPhillips performed well during the year because of higher energy prices, improved refining margins, and a solid first-quarter earnings report released in late April 2005.

From the time that Prudential Financial went public, our investment thesis for the stock has been built on the company's above-average growth in book value and its steadily increasing return on equity. By slimming its business mix, the company has improved its return on investment in recent years, and we feel that the investment thesis is still very much intact.

Altria Group continues to outperform on the likelihood that the company will be split up in the first half of 2006. The Miles Case should conclude within the next couple of months, which may brighten the litigation outlook. U.S. tobacco fundamentals have remained solid.

Hewlett-Packard, a well known company with seasoned management, cut costs and strengthened its solid balance sheet. The company has taken market share from competitor Lexmark, and margins and earnings-per-share estimates have risen.

WHICH PORTFOLIO HOLDINGS DETRACTED FROM PERFORMANCE?

Tyco International shares were hurt by a slight downward revision in guidance for 2005 earnings per share and free cash flow. While the news was negative, the thesis for owning the stock remains intact. Tyco International is well positioned for accelerating top-line growth, steady margin expansion, and significant share repurchases.

Pfizer, a leading pharmaceutical company, declined in the fourth quarter on uncertainty about the future of the company's best-selling drug, Lipitor.

Verizon Communications suffered from uncertainty and dilution that resulted from the acquisition of MCI. At the same time, Cingular has continued to improve its wireless business and has become a better competitor.

Investors were displeased with the quality of Abbott Laboratories' second-quarter results and the stock suffered when the FDA failed to approve the company's prostate-related medicine Xinlay.

International Business Machines fell short of first-quarter earnings expectations by five cents. The company cited soft economic conditions, while concurrently announcing that it would begin to expense stock options used as equity compensation.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING 2005?

We established a position in Cooper Cameron because of strong fundamentals in the oil services business and the company's attractive valuation. Cooper Cameron has underperformed the Philadelphia Oil Service Index, or OSX, despite benefiting from the favorable environment.

Seeking to benefit from higher sales and margins in 2006, the Portfolio purchased shares of TJX, the off-price apparel retailer. The company's acting CEO hopes to fix underperforming operations and the company's new president (and former president of MarMaxx) is working to improve merchandise at the company's core.

We purchased shares of energy company FPL Group, which we found attractive because unregulated generation was driving earnings per share higher, the company's valuation was cheap among its peers, and the stock provided a solid 3.1% dividend yield. On December 19, 2005, FLP Group and Constellation Energy announced that they had signed a definitive merger agreement to create the nation's largest competitive energy company and second-largest electric utility.

 M-24   MainStay VP Basic Value Portfolio

We initiated a position in Cadbury Schweppes because the company trades at a significant discount to its U.S. food and beverage peers. The firm has improved its fundamentals and has divested some low-margin, low-growth European beverages.

The Portfolio purchased XL Capital, a provider of financial products and services, because the stock was trading at a discount relative to its peers. We believed that valuation pressure on the stock would be alleviated once the hurricane season had passed. The company has improved its balance sheet by raising capital to fill deficiencies, and we felt this positive action might narrow the stock's valuation discount. The company also has potential for earnings upside because pricing power among property and casualty insurers has generally increased.

WERE THERE ANY SIGNIFICANT SALES DURING THE YEAR?

We sold the Portfolio's position in Coca-Cola because of our concerns about the company's numbers in 2006. Coca-Cola had exceeded expectations each quarter in 2005, but the company may not be able to achieve our long-term growth target. New products and marketing initiatives in 2005 were a disappointment, and we believe that the company needs to take some time to turn itself around.

With Safeway, our patience was rewarded when management's business strategy helped the company increase margins on improved revenue. We sold the Portfolio's position in the stock when it reached our price target.

The Portfolio elected to take profits in energy company TXU after the company provided significant outperformance. We felt that high natural gas exposure could lead to increased customer churn and felt that our eliminating the position would be well advised.

We sold Oracle because its continued acquisitions were masking its real growth and the company's core business was slowing. We also felt that the recent launch of Microsoft's SQL Server 2005 could lead to intensified pricing pressure in 2006.

We sold the Portfolio's position in Koninklijke Philips Electronics into strength as the stock neared our price target and the company announced weakening sales in its LCD division.

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE OVER THE COURSE OF 2005?

During the year, we increased the Portfolio's position in the consumer staples sector relative to the Russell 1000(R) Value Index.* Specifically, we increased the Portfolio's position in Altria Group, which worked out well. We also increased the Portfolio's weighting in the financial services sector because we believed that financial stocks were attractively valued and might benefit from business-cycle improvements.

WAS THE PORTFOLIO SIGNIFICANTLY OVERWEIGHTED OR UNDERWEIGHTED IN ANY SECTORS AT YEAR-END?

As of December 31, 2005, the Portfolio was significantly overweighted in the information technology sector relative to the Russell 1000(R) Value Index.* The sector has attractive valuations and top-line revenue growth. A voracious appetite for technological innovation among consumers has pushed share prices in the sector upward.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP BASIC VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                  www.MAINSTAYfunds.com     M-25

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                           SHARES         VALUE
COMMON STOCKS (99.2%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.8%)
Boeing Co. (The)                                           10,800   $   758,592
V  United Technologies Corp.                               34,500     1,928,895
                                                                    -----------
                                                                      2,687,487
                                                                    -----------
AUTO COMPONENTS (1.0%)
Johnson Controls, Inc.                                     13,100       955,121
                                                                    -----------
CAPITAL MARKETS (3.9%)
Goldman Sachs
  Group, Inc. (The)                                         7,400       945,054
V  Merrill Lynch & Co., Inc.                               33,800     2,289,274
Morgan Stanley                                              8,800       499,312
                                                                    -----------
                                                                      3,733,640
                                                                    -----------
CHEMICALS (1.6%)
Dow Chemical Co. (The)                                      9,800       429,436
E.I. du Pont de Nemours & Co.                              12,500       531,250
Rohm & Haas Co.                                            11,600       561,672
                                                                    -----------
                                                                      1,522,358
                                                                    -----------
COMMERCIAL BANKS (8.3%)
V  Bank of America Corp. (a)                               69,512     3,207,979
PNC Financial Services
  Group, Inc. (The)                                         8,200       507,006
SunTrust Banks, Inc.                                        9,400       683,944
Wachovia Corp.                                             30,800     1,628,088
Wells Fargo & Co.                                          30,200     1,897,466
                                                                    -----------
                                                                      7,924,483
                                                                    -----------
COMMUNICATIONS EQUIPMENT (0.4%)
Motorola, Inc.                                             17,000       384,030
                                                                    -----------
COMPUTERS & PERIPHERALS (2.9%)
Hewlett-Packard Co.                                        56,600     1,620,458
International Business
  Machines Corp.                                           14,300     1,175,460
                                                                    -----------
                                                                      2,795,918
                                                                    -----------
CONSUMER FINANCE (1.0%)
Capital One Financial Corp.                                11,300       976,320
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES (7.6%)
V  Citigroup, Inc.                                         85,346     4,141,840
V  JPMorgan Chase & Co.                                    79,100     3,139,479
                                                                    -----------
                                                                      7,281,319
                                                                    -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.5%)
V  AT&T, Inc.                                              96,700     2,368,183
                                                                    -----------

ELECTRIC UTILITIES (2.2%)
Edison International                                       12,100       527,681
Entergy Corp.                                               6,500       446,225


                                                           SHARES         VALUE
ELECTRIC UTILITIES (CONTINUED)
Exelon Corp.                                               13,500   $   717,390
FPL Group, Inc.                                            10,700       444,692
                                                                    -----------
                                                                      2,135,988
                                                                    -----------
ELECTRICAL EQUIPMENT (1.8%)
Cooper Industries, Ltd. Class A                             7,000       511,000
Emerson Electric Co.                                       16,000     1,195,200
                                                                    -----------
                                                                      1,706,200
                                                                    -----------
ENERGY EQUIPMENT & SERVICES (1.4%)
Halliburton Co.                                             7,300       452,308
Schlumberger, Ltd. (a)                                      9,500       922,925
                                                                    -----------
                                                                      1,375,233
                                                                    -----------
FOOD & STAPLES RETAILING (0.7%)
CVS Corp.                                                  24,300       642,006
                                                                    -----------

FOOD PRODUCTS (1.9%)
Cadbury Schweppes
  PLC ADR (b)                                              17,900       685,391
Campbell Soup Co.                                          20,700       616,239
General Mills, Inc.                                         9,600       473,472
                                                                    -----------
                                                                      1,775,102
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Boston Scientific Corp. (c)                                18,600       455,514
                                                                    -----------

HEALTH CARE PROVIDERS & SERVICES (1.8%)
Medco Health Solutions, Inc. (c)                            9,300       518,940
WellPoint, Inc. (a)(c)                                     14,500     1,156,955
                                                                    -----------
                                                                      1,675,895
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE (1.0%)
McDonald's Corp.                                           29,400       991,368
                                                                    -----------

HOUSEHOLD PRODUCTS (1.6%)
Colgate-Palmolive Co.                                      28,400     1,557,740
                                                                    -----------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.3%)
Constellation Energy Group, Inc.                           11,100       639,360
NRG Energy, Inc. (c)                                       11,900       560,728
                                                                    -----------
                                                                      1,200,088
                                                                    -----------
INDUSTRIAL CONGLOMERATES (3.4%)
General Electric Co.                                       41,600     1,458,080
Tyco International, Ltd.                                   60,500     1,746,030
                                                                    -----------
                                                                      3,204,110
                                                                    -----------
INSURANCE (9.8%)
ACE, Ltd.                                                  10,100       539,744
Allstate Corp. (The)                                        7,800       421,746

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-26 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                           SHARES         VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (CONTINUED)
V  American International
  Group, Inc.                                              28,358   $ 1,934,866
Aon Corp.                                                  16,000       575,200
Chubb Corp. (The)                                          10,100       986,265
Genworth Financial, Inc. Class A                           51,500     1,780,870
Prudential Financial, Inc.                                 13,600       995,384
St. Paul Travelers
  Cos., Inc. (The)                                         32,400     1,447,308
XL Capital, Ltd. Class A                                   10,030       675,822
                                                                    -----------
                                                                      9,357,205
                                                                    -----------
IT SERVICES (2.8%)
Accenture, Ltd. Class A                                    34,000       981,580
Automatic Data Processing, Inc.                            36,400     1,670,396
                                                                    -----------
                                                                      2,651,976
                                                                    -----------
MACHINERY (0.8%)
Eaton Corp.                                                10,700       717,863
                                                                    -----------

MEDIA (6.2%)
CCE Spinco, Inc.
  (When Issued) (a)(c)                                        250         3,275
Clear Channel Communications, Inc.                         48,400     1,522,180
Comcast Corp. Class A (a)(c)                               14,500       376,420
News Corp., Ltd. (The) Class A                             56,500       878,575
Omnicom Group, Inc.                                        14,400     1,225,872
Time Warner, Inc. (a)                                      53,600       934,784
Walt Disney Co. (The)                                      39,100       937,227
                                                                    -----------
                                                                      5,878,333
                                                                    -----------
MULTILINE RETAIL (0.3%)
Kohl's Corp. (a)(c)                                         6,900       335,340
                                                                    -----------

MULTI-UTILITIES (1.0%)
PG&E Corp.                                                 24,500       909,440
                                                                    -----------
OIL, GAS & CONSUMABLE FUELS (11.0%)
Apache Corp.                                                6,500       445,380
BP PLC, Sponsored ADR (b)                                  13,000       834,860
Chevron Corp.                                              27,700     1,572,529
V  ConocoPhillips                                          36,100     2,100,298
Devon Energy Corp.                                         10,600       662,924
V  ExxonMobil Corp.                                        70,082     3,936,506
Marathon Oil Corp.                                         15,300       932,841
                                                                    -----------
                                                                     10,485,338
                                                                    -----------
PAPER & FOREST PRODUCTS (0.4%)
Bowater, Inc.                                              13,600       417,792
                                                                    -----------


                                                           SHARES         VALUE
PERSONAL PRODUCTS (0.6%)
Estee Lauder Cos., Inc. (The) Class A                      15,800   $   528,984
                                                                    -----------

PHARMACEUTICALS (4.0%)
Abbott Laboratories                                        24,600       969,978
Pfizer, Inc.                                               74,000     1,725,680
Wyeth                                                      24,300     1,119,501
                                                                    -----------
                                                                      3,815,159
                                                                    -----------
ROAD & RAIL (1.5%)
Union Pacific Corp. (a)                                    17,700     1,425,027
                                                                    -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Fairchild Semiconductor International, Inc. (c)            26,700       451,497
                                                                    -----------

SOFTWARE (1.4%)
Microsoft Corp.                                            50,774     1,327,740
                                                                    -----------

SPECIALTY RETAIL (0.5%)
TJX Cos., Inc. (The)                                       21,100       490,153
                                                                    -----------

THRIFTS & MORTGAGE FINANCE (4.3%)
Countrywide Financial Corp.                                17,000       581,230
Freddie Mac                                                21,400     1,398,490
PMI Group, Inc. (The)                                      26,200     1,076,034
Washington Mutual, Inc.                                    24,400     1,061,400
                                                                    -----------
                                                                      4,117,154
                                                                    -----------
TOBACCO (2.4%)
V  Altria Group, Inc.                                      30,900     2,308,848
                                                                    -----------

WIRELESS TELECOMMUNICATION SERVICES (2.1%)
ALLTEL Corp. (a)                                           10,700       675,170
Sprint Nextel Corp.                                        35,000       817,600
Vodafone Group PLC,
  Sponsored ADR (b)                                        22,600       485,222
                                                                    -----------
                                                                      1,977,992
                                                                    -----------
Total Common Stocks
  (Cost $85,730,061)                                                 94,543,944
                                                                    -----------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                        PRINCIPAL
                                                           AMOUNT         VALUE

SHORT-TERM INVESTMENTS (5.6%)
-------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                         $     206,341   $   206,341
                                                                    -----------
Total Certificate of Deposit
  (Cost $206,341)                                                       206,341
                                                                    -----------
COMMERCIAL PAPER (1.1%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                                 104,370       104,370
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                                  57,319        57,319
Compass Securitization
  4.267%, due 1/5/06 (d)                                   87,248        87,248
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                                  290,626       290,626
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                                   87,315        87,315
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                                  147,386       147,386
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                                 146,265       146,265
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                                 147,386       147,386
                                                                    -----------
Total Commercial Paper
  (Cost $1,067,915)                                                   1,067,915
                                                                    -----------

FEDERAL AGENCY (0.7%)
Federal Home Loan Bank
  (Discount Note)
  3.40%, due 1/3/06                                       602,000       601,829
                                                                    -----------
Total Federal Agency
  (Cost $601,829)                                                       601,829
                                                                    -----------

                                                           SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money
  Market Fund (d)                                          86,906        86,906
                                                                    -----------
Total Investment Company
  (Cost $86,906)                                                         86,906
                                                                    -----------
                                                        PRINCIPAL
                                                           AMOUNT         VALUE
TIME DEPOSITS (3.5%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $     265,295   $   265,295
Bank of America
  4.27%, due 1/27/06 (d)(e)                               235,818       235,818
Bank of Montreal
  4.25%, due 1/17/06 (d)                                  235,818       235,818
BNP Paribas
  4.265%, due 1/26/06 (d)                                 383,204       383,204
Credit Suisse First Boston Corp. 4.24%, due
  1/20/06 (d)                                             194,550       194,550
Dexia Group
  4.265%, due 1/6/06 (d)                                  235,818       235,818
Fortis Bank
  4.25%, due 1/9/06 (d)                                   176,863       176,863
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                                  235,818       235,818
Rabobank Nederland
  4.25%, due 1/27/06 (d)                                  206,341       206,341
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                                   294,772       294,772
Societe Generale
  4.30%, due 1/30/06 (d)                                  147,386       147,386
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                                  147,386       147,386
UBS AG
  4.26%, due 1/19/06 (d)                                  294,772       294,772
  4.29%, due 1/12/06 (d)                                  206,341       206,341
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                                   58,954        58,954
                                                                    -----------
Total Time Deposits
  (Cost $3,319,136)                                                   3,319,136
                                                                    -----------
Total Short-Term Investments
  (Cost $5,282,127)                                                   5,282,127
                                                                    -----------
Total Investments
  (Cost $91,012,188) (f)                                    104.8%   99,826,071(g)
Liabilities in Excess of
  Cash and Other Assets                                      (4.8)   (4,537,281)
                                                    -------------   -----------
Net Assets                                                  100.0%  $95,288,790
                                                    =============   ===========

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-28 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

(a) Represents security, or a portion thereof, which is out on loan.
(b)  ADR--American Depositary Receipt.
(c)  Non-income producing security.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f) The cost for federal income tax purposes is $91,091,522.
(g)  At December 31, 2005 net unrealized appreciation was
     $8,734,549, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,967,513 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,232,964.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost
  $91,012,188) including $4,553,470 market
  value of securities loaned                    $ 99,826,071
Cash                                                     627
Receivables:
  Dividends and interest                             142,557
  Fund shares sold                                   102,315
  Investment securities sold                          75,818
Other assets                                           1,554
                                                -------------
    Total assets                                 100,148,942
                                                -------------

LIABILITIES:

Securities lending collateral                      4,680,298
Payables:
  Adviser                                             44,808
  Investment securities purchased                     38,244
  Professional                                        25,157
  Shareholder communication                           19,812
  Administrator                                       16,294
  Fund shares redeemed                                 9,315
  NYLIFE Distributors                                  6,068
  Custodian                                            3,886
Accrued expenses                                      16,270
                                                -------------
    Total liabilities                              4,860,152
                                                -------------
Net assets                                      $ 95,288,790
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     57,412
  Service Class                                       24,710
Additional paid-in capital                        85,236,447
Accumulated undistributed net investment
  income                                             395,735
Accumulated undistributed net realized gain on
  investments                                        760,603
Net unrealized appreciation on investments         8,813,883
                                                -------------
Net assets                                      $ 95,288,790
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 66,657,202
                                                =============
Shares of capital stock outstanding                5,741,204
                                                =============
Net asset value per share outstanding           $      11.61
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 28,631,588
                                                =============
Shares of capital stock outstanding                2,470,974
                                                =============
Net asset value per share outstanding           $      11.59
                                                =============

 M-30 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                 $  1,970,488
  Interest                                            27,581
  Income from securities loaned -- net                 2,811
                                                -------------
    Total income                                   2,000,880
                                                -------------
EXPENSES:
  Advisory                                           560,208
  Administration                                     186,736
  Distribution and service -- Service Class           63,500
  Professional                                        41,697
  Custodian                                           15,314
  Shareholder communication                            8,986
  Directors                                            7,853
  Miscellaneous                                       26,994
                                                -------------
    Total expenses before waiver/reimbursement       911,288
  Expense waiver from Manager                        (46,684)
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))                (72,019)
  Fees paid indirectly (see Note 3(A))                (7,028)
                                                -------------
Net expenses                                         785,557
                                                -------------
Net investment income                              1,215,323
                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                   6,065,191
Net change in unrealized appreciation on
  investments                                     (2,367,800)
                                                -------------
Net realized and unrealized gain on
  investments                                      3,697,391
                                                -------------
Net increase in net assets resulting from
  operations                                    $  4,912,714
                                                =============

(a) Dividends recorded net of foreign withholding taxes in the amount of $5,662.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                           2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income             $  1,215,323   $    839,556
 Net realized gain on investments     6,065,191      4,931,134
 Net change in unrealized
  appreciation on investments        (2,367,800)     3,361,854
                                   ---------------------------
 Net increase in net assets
  resulting from operations           4,912,714      9,132,544
                                   ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                       (614,555)      (663,415)
   Service Class                       (212,181)      (168,993)
 From net realized gain on
  investments:
   Initial Class                       (683,777)            --
   Service Class                       (293,622)            --
                                   ---------------------------
 Total dividends and
  distributions to shareholders      (1,804,135)      (832,408)
                                   ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                      4,086,907     12,018,097
   Service Class                      8,109,720     16,607,867
 Net asset value of shares issued
  to shareholders in reinvestment
  of dividends and distributions:
   Initial Class                      1,298,332        663,415
   Service Class                        505,803        168,993
                                   ---------------------------
                                     14,000,762     29,458,372
 Cost of shares redeemed:
   Initial Class                    (12,483,781)    (9,953,587)
   Service Class                     (3,353,645)    (2,049,202)
                                   ---------------------------
                                    (15,837,426)   (12,002,789)
                                   ---------------------------
   Increase (decrease) in net
    assets derived from capital
    share transactions               (1,836,664)    17,455,583
                                   ---------------------------
    Net increase in net assets        1,271,915     25,755,719

NET ASSETS:
Beginning of year                    94,016,875     68,261,156
                                   ---------------------------
End of year                        $ 95,288,790   $ 94,016,875
                                   ===========================
Accumulated undistributed net
 investment income at end of year  $    395,735   $      7,148
                                   ===========================

 M-32 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.MAINSTAYfunds.com     M-33

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                ------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                      2005                   2004                   2003
Net asset value at beginning
  of period                          $ 11.23                $ 10.18                $  8.01
                                -----------------      -----------------      -----------------
Net investment income                   0.15(b)                0.11                   0.07(b)
Net realized and unrealized
  gain (loss) on investments            0.46                   1.04                   2.17
                                -----------------      -----------------      -----------------
Total from investment
  operations                            0.61                   1.15                   2.24
                                -----------------      -----------------      -----------------
Less dividends and
  distributions:
  From net investment income           (0.11)                 (0.10)                 (0.07)
  From net realized gain on
    investments                        (0.12)                    --                     --
                                -----------------      -----------------      -----------------
Total dividends and
  distributions                        (0.23)                 (0.10)                 (0.07)
                                -----------------      -----------------      -----------------
Net asset value at end of
  period                             $ 11.61                $ 11.23                $ 10.18
                                =================      =================      =================
Total investment return                 5.44%(c)              11.37%                 27.95%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 1.35%                  1.04%                  0.87%
  Net expenses                          0.77%#                 0.96%                  0.99%
  Expenses (before
    waiver/reimbursement)               0.91%#                 0.96%                  0.99%
Portfolio turnover rate                   55%                    75%                    73%
Net assets at end of period
  (in 000's)                         $66,657                $71,543                $62,229

                                             INITIAL CLASS
                                ----------------------------------------
                                        YEAR ENDED DECEMBER 31,
                                      2002                   2001
Net asset value at beginning
  of period                          $ 10.46                $ 11.29
                                -----------------      -----------------
Net investment income                   0.06                   0.07
Net realized and unrealized
  gain (loss) on investments           (2.45)                 (0.56)
                                -----------------      -----------------
Total from investment
  operations                           (2.39)                 (0.49)
                                -----------------      -----------------
Less dividends and
  distributions:
  From net investment income           (0.06)                 (0.07)
  From net realized gain on
    investments                           --                  (0.27)
                                -----------------      -----------------
Total dividends and
  distributions                        (0.06)                 (0.34)
                                -----------------      -----------------
Net asset value at end of
  period                             $  8.01                $ 10.46
                                =================      =================
Total investment return               (22.86%)                (4.51%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income                 0.63%                  0.80%
  Net expenses                          0.98%                  0.99%
  Expenses (before
    waiver/reimbursement)               0.98%                  0.99%
Portfolio turnover rate                   65%                    74%
Net assets at end of period
  (in 000's)                         $49,975                $59,220

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     5.36% and 5.14% for the Initial Class and Service Class, respectively, for the year ended
     December 31, 2005. (see Note 3(B)).
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of
     0.25%.
#    Includes fees paid indirectly which amounted to 0.01% of average net assets for the year ended December 31, 2005.
+    Annualized.

 M-34 MainStay VP Basic Value Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
    -----------------------------------------------------
                                               JUNE 5,
                                               2003(A)
                                               THROUGH
        YEAR ENDED DECEMBER 31,              DECEMBER 31,
       2005                 2004                 2003
      $ 11.21             $ 10.17               $ 8.97
      -------             -------               ------
         0.13(b)             0.09                 0.03(b)
         0.46                1.04                 1.24
      -------             -------               ------
         0.59                1.13                 1.27
      -------             -------               ------
        (0.09)              (0.09)               (0.07)
        (0.12)                 --                   --
      -------             -------               ------
        (0.21)              (0.09)               (0.07)
      -------             -------               ------
      $ 11.59             $ 11.21               $10.17
      =======             =======               ======
         5.21%(c)           11.09%               14.13%(d)
         1.10%               0.79%                0.62%+(e)
         1.02%#              1.21%                1.24%+
         1.16%#              1.21%                1.24%+
           55%                 75%                  73%
      $28,632             $22,474               $6,033

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                  2.18%    5.87%   5.79%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
12/31/95                                                  10000                       10000                       10000
                                                          10205                       10297                       10363
                                                          11189                       11304                       11364
                                                          12209                       12381                       12351
                                                          12022                       12127                       12249
                                                          13203                       13575                       13673
                                                          14427                       14719                       14828
                                                          15795                       16331                       16348
                                                          16509                       17072                       17019
                                                          17185                       17780                       17758
12/31/05                                                  17560                       18228                       18189

                                                        --   MainStay VP Bond Portfolio  --   Lehman Brothers Aggregate Bond Index
                                                        --   Merrill Lynch Corporate and Government Master Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                  1.89%    5.60%   5.52%

                                            (After Portfolio operating expenses)

                                                                             MERRILL LYNCH CORPORATE
                                                    MAINSTAY VP BOND          AND GOVERNMENT MASTER          LEHMAN BROTHERS
                                                        PORTFOLIO                     INDEX               AGGREGATE BOND INDEX
                                                    ----------------         -----------------------      --------------------
12/31/95                                                  10000                       10000                       10000
                                                          10178                       10297                       10363
                                                          11131                       11304                       11364
                                                          12115                       12381                       12351
                                                          11900                       12127                       12249
                                                          13035                       13575                       13673
                                                          14208                       14719                       14828
                                                          15516                       16331                       16348
                                                          16179                       17072                       17019
                                                          16798                       17780                       17758
12/31/05                                                  17116                       18228                       18189

                                                        --   MainStay VP Bond Portfolio  --   Lehman Brothers Aggregate Bond Index
                                                        --   Merrill Lynch Corporate and Government Master Index

                                                              ONE    FIVE     TEN
BENCHMARKS                                                    YEAR   YEARS   YEARS

Lehman Brothers(R) Aggregate Bond Index*                      2.43%  5.87%   6.16%
Merrill Lynch Corporate and Government Master Index*          2.52   6.07    6.19

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 2.03% for the Initial Class and 1.77% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-36   MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               ENDING ACCOUNT
                                                      ENDING ACCOUNT                            VALUE (BASED
                                                       VALUE (BASED                           ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL            EXPENSES          5% ANNUALIZED           EXPENSES
                                       ACCOUNT         RETURNS AND             PAID              RETURN AND              PAID
                                        VALUE           EXPENSES)             DURING          ACTUAL EXPENSES)          DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1, 2)           12/31/05           PERIOD(1, 2)
---------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,000.90              $1.82             $1,023.20               $1.84
---------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $  999.25              $3.07             $1,021.95               $3.11
---------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.36% for Initial Class, 0.61% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.57 and $3.83 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.60 and $3.87 for the Initial Class and Service Class, respectively.

                                                  www.MAINSTAYfunds.com     M-37

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

                                                                         61.2%
U.S. Government & Federal Agencies
                                                                         27.8
Corporate Bonds
                                                                         15.5
Short-Term Investments (collateral from securities lending
  is 9.4%)
                                                                          3.6
Asset-Backed Securities
                                                                          3.1
Foreign Bonds
                                                                          2.6
Mortgage-Backed Security
                                                                          0.4
Yankee Bonds
                                                                        -14.2
Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-41 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 5.00%, due 8/1/35
 2.  United States Treasury Note 3.875%, due 5/15/10
 3.  United States Treasury Note 4.50%, due 11/15/15
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 11/1/35
 5.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 6.00%, due 1/1/36 TBA
 6.  United States Treasury Note 3.375%, due 2/15/08
 7.  United States Treasury Note 3.625%, due 1/15/10
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 8/1/35
 9.  Morgan Stanley Capital I, Series 2004-HQ3, Class
     A4 4.80%, due 1/13/41
10.  United States Treasury Bond 5.375%, due 2/15/31

 M-38   MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Donald F. Serek, Thomas Volpe, Jr., and Michael J. Pagano of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities. The effective maturity of this portion of the Portfolio will usually be in the intermediate range (three to ten years). At least 65% of the Portfolio's total assets are rated Baa or better by Moody's or BBB or better by Standard & Poor's at the time of purchase, or if unrated, are deemed by the Manager to be of comparable quality.(1) The Portfolio's investment process may include consideration of economic cycles, interest-rate trends, and fundamental and technical analysis.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING
2005?

For the 12 months ended December 31, 2005, MainStay VP Bond Portfolio returned 2.18% for Initial Class shares and 1.89% for Service Class shares. Both share classes underperformed the 2.32% return of the average Lipper* Variable Products Corporate Debt A Rated Portfolio over the same period. Both share classes underperformed the 2.43% return of the Lehman Brothers(R) Aggregate Bond Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

WHAT SIGNIFICANT FACTORS AFFECTED THE BOND MARKET IN 2005?

The Federal Open Market Committee continued to combat inflation by raising the targeted federal funds rate eight times during 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) At year end, the federal funds target rate stood at 4.25%, its highest level in four years. Although Federal Reserve concern about inflationary pressure was unwavering, the market's viewpoint was less steady, which resulted in interest-rate and credit-spread volatility throughout the year.

At different times throughout the year, idiosyncratic and systemic forces shocked the corporate bond market, leading to credit- and sector-specific performance dislocations.

WHICH INVESTMENTS CONTRIBUTED POSITIVELY TO THE PORTFOLIO'S PERFORMANCE?

The Portfolio saw improving relative performance among corporate bonds during the second half of the year. The Portfolio also benefited from security selection in the corporate sector, with particular emphasis on income-oriented trades in short corporate bonds instead of U.S. Treasurys. The Portfolio held a slightly overweighted position in commercial mortgage-backed securities and asset-backed securities that enhanced performance in 2005.


Funds that invest in bonds are subject to interest rate, credit, and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

1. Bonds rated Baa by Moody's Investors Service are considered by Moody's to be medium-grade obligations (i.e., obligations that Moody's believes are neither highly protected nor poorly secured). It is Moody's opinion that interest payments and principal security appear adequate for the present, but that certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's believes that such bonds lack outstanding investment characteristics and that they in fact have speculative characteristics as well. Debt rated BBB by Standard & Poor's is deemed by Standard & Poor's to exhibit adequate protection parameters. It is the opinion of Standard & Poor's, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than would be the case for debt in higher-rated categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.MAINSTAYfunds.com     M-39

WHAT DECISIONS AFFECTED PORTFOLIO'S PERFORMANCE IN 2005?

Our decision to maintain an overweighted position in corporate bonds hurt performance in the first half of 2005, but helped in the second half. The Portfolio's weighting in mortgage-backed securities remained neutral throughout most of the year and had minimal impact on the Portfolio's relative performance. A relatively neutral duration strategy also meant that duration had little impact on relative performance.

DID YOU MAKE ANY CHANGES TO THE PORTFOLIO'S HOLDINGS?

We periodically adjusted the Portfolio's overweighted position among corporate bonds in response to shifting spread levels, but the Portfolio had a larger exposure to corporate bonds than the Lehman Brothers(R) Aggregate Bond Index* throughout the year. In March and April of 2005, credit spreads widened, and the Portfolio underperformed. When credit spreads narrowed in July, the Portfolio outperformed.

HOW WAS THE PORTFOLIO WEIGHTED RELATIVE TO ITS PRIMARY BENCHMARK AT YEAR-END?

As of December 31, 2005, the Portfolio was underweighted relative to the Lehman Brothers(R) Aggregate Bond Index in U.S. government securities and agency securities. At year-end the Portfolio was market weighted in mortgage-backed securities and overweighted in corporate bonds, asset-backed securities, and commercial mortgage-backed securities.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-40   MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (98.7%)+
ASSET-BACKED SECURITIES (3.6%)
------------------------------------------------------------------------------
CREDIT CARDS (3.6%)
Bank One Issuance Trust
  Series 2003, Class A-2
  4.419%, due 10/15/08 (a)                          $ 5,000,000   $  5,000,372
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12                                 2,750,000      2,729,949
MBNA Credit Card Master
  Note Trust
  Series 2003, Class A-2
  4.419%, due 8/15/08 (a)                             5,000,000      5,000,625
  Series 2005, Class A-6
  4.50%, due 1/15/13                                  4,000,000      3,985,158
                                                                  ------------
Total Asset-Backed Securities
  (Cost $16,748,255)                                                16,716,104
                                                                  ------------
CORPORATE BONDS (27.8%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.3%)
Raytheon Co.
  6.40%, due 12/15/18                                 1,175,000      1,272,202
                                                                  ------------

AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A.
  Holding Corp.
  8.00%, due 6/15/10                                  1,000,000      1,093,640
                                                                  ------------

AUTO PARTS & EQUIPMENT (0.1%)
Lear Corp.
  Series B
  5.75%, due 8/1/14 (b)                                 875,000        710,416
                                                                  ------------

BANKS (3.0%)
Bank of America Corp.
  7.80%, due 2/15/10                                  2,000,000      2,208,580
Bank of New York (The)
  3.80%, due 2/1/08                                   1,000,000        979,164
Cathay United Bank Co., Ltd.
  5.50%, due 10/5/20 (c)                              3,875,000      3,780,663
Mellon Financial Corp.
  6.40%, due 5/14/11                                  1,125,000      1,199,035
National City Corp.
  3.20%, due 4/1/08                                   1,000,000        964,590
Popular North America, Inc.
  5.20%, due 12/12/07                                 3,000,000      2,997,099
SunTrust Bank
  5.20%, due 1/17/17                                    875,000        870,340
Wells Fargo & Co.
  6.375%, due 8/1/11                                  1,000,000      1,071,848
                                                                  ------------
                                                                    14,071,319
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
BEVERAGES (0.8%)
Coca-Cola Enterprises, Inc.
  6.75%, due 1/15/38                                $ 2,000,000   $  2,275,048
  8.50%, due 2/1/22                                   1,000,000      1,314,775
                                                                  ------------
                                                                     3,589,823
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (6.6%)
American General Finance Corp.
  5.375%, due 9/1/09                                  1,000,000      1,008,615
Ameriprise Financial, Inc.
  5.65%, due 11/15/15                                 2,125,000      2,159,410
Associates Corp. of
  North America
  6.95%, due 11/1/18                                  2,000,000      2,302,362
Capital One Bank
  4.25%, due 12/1/08                                  1,000,000        976,816
CIT Group, Inc.
  7.75%, due 4/2/12                                   2,000,000      2,268,262
Countrywide Home Loans, Inc.
  4.00%, due 3/22/11                                  1,500,000      1,411,407
Ford Motor Credit Co.
  6.25%, due 2/16/06                                  1,000,000        992,601
  6.875%, due 2/1/06                                  2,000,000      1,995,700
General Electric Capital Corp.
  6.00%, due 6/15/12                                  3,500,000      3,686,168
General Motors
  Acceptance Corp.
  6.125%, due 9/15/06                                 2,500,000      2,428,387
Goldman Sachs Group, Inc. (The)
  5.70%, due 9/1/12                                   2,000,000      2,057,356
HSBC Finance Corp.
  5.00%, due 6/30/15                                  4,750,000      4,618,971
JPMorgan Chase & Co.
  4.60%, due 1/17/11                                  2,000,000      1,961,340
Morgan Stanley
  6.75%, due 4/15/11                                  2,000,000      2,153,054
Residential Capital Corp.
  6.375%, due 6/30/10 (c)                               750,000        762,086
                                                                  ------------
                                                                    30,782,535
                                                                  ------------
ELECTRIC (2.8%)
Carolina Power & Light Co.
  6.125%, due 9/15/33                                 1,000,000      1,059,315
Cleveland Electric
  Illuminating Co. (The)
  5.65%, due 12/15/13                                 1,000,000      1,019,433

+ Percentages indicated are based on Portfolio net assets.
V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
  MAY BE SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
xDTE Energy Co.
  6.45%, due 6/1/06                                 $ 1,000,000   $  1,006,407
FPL Group Capital, Inc.
  3.25%, due 4/11/06                                  2,000,000      1,992,122
Illinois Power Co.
  7.50%, due 6/15/09                                  1,500,000      1,602,247
Kansas Gas & Electric Co.
  6.20%, due 1/15/06                                  2,000,000      2,000,790
Pacific Gas & Electric Co.
  6.05%, due 3/1/34                                   1,500,000      1,552,438
Pepco Holdings, Inc.
  3.75%, due 2/15/06                                  1,000,000        998,751
Public Service Co. of New Mexico
  4.40%, due 9/15/08                                    500,000        489,635
San Diego Gas & Electric Co.
  5.35%, due 5/15/35                                    500,000        483,030
Wisconsin Power & Light Co.
  6.25%, due 7/31/34                                    925,000        983,243
                                                                  ------------
                                                                    13,187,411
                                                                  ------------
FOOD (2.1%)
Delhaize America, Inc.
  7.375%, due 4/15/06                                 2,500,000      2,513,055
  8.125%, due 4/15/11                                 1,000,000      1,090,067
  9.00%, due 4/15/31                                    500,000        587,809
Kellogg Co.
  6.60%, due 4/1/11                                   2,000,000      2,141,180
Kroger Co. (The)
  7.70%, due 6/1/29                                   1,000,000      1,110,885
Safeway, Inc.
  6.50%, due 3/1/11                                   2,125,000      2,200,455
                                                                  ------------
                                                                     9,643,451
                                                                  ------------
FOREST PRODUCTS & PAPER (0.1%)
Weyerhaeuser Co.
  7.375%, due 3/15/32                                   500,000        555,855
                                                                  ------------
GAS (1.6%)
Michigan Consolidated Gas Co.
  Series B
  7.15%, due 5/30/06                                  5,000,000      5,045,210
Oneok, Inc.
  5.51%, due 2/16/08                                  2,250,000      2,258,892
                                                                  ------------
                                                                     7,304,102
                                                                  ------------
HEALTH CARE SERVICES (0.2%)
Quest Diagnostics, Inc.
  5.125%, due 11/1/10 (c)                               750,000        749,786
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
HOME BUILDERS (0.6%)
Lennar Corp.
  5.125%, due 10/1/10 (c)                           $ 1,850,000   $  1,810,621
Ryland Group, Inc.
  5.375%, due 5/15/12                                 1,000,000        960,842
                                                                  ------------
                                                                     2,771,463
                                                                  ------------
INSURANCE (0.5%)
ASIF Global Financing XVIII
  3.85%, due 11/26/07 (c)                             1,575,000      1,544,585
Principal Life Income Funding Trust
  5.20%, due 11/15/10                                 1,000,000      1,007,758
                                                                  ------------
                                                                     2,552,343
                                                                  ------------
LODGING (0.2%)
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15 (c)                              1,000,000        982,422
                                                                  ------------

MEDIA (2.4%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                  1,150,000      1,100,421
Comcast Cable Communications Holdings, Inc.
  8.375%, due 3/15/13                                 2,100,000      2,430,702
Comcast Corp.
  5.65%, due 6/15/35                                  1,400,000      1,288,192
  6.50%, due 11/15/35                                 1,875,000      1,910,732
Historic TW, Inc.
  6.625%, due 5/15/29                                 1,398,000      1,396,036
Time Warner, Inc.
  7.625%, due 4/15/31                                 1,000,000      1,113,649
Walt Disney Co. (The)
  6.75%, due 3/30/06                                  2,000,000      2,009,536
                                                                  ------------
                                                                    11,249,268
                                                                  ------------
OIL & GAS (0.2%)
Enterprise Products Operating, L.P.
  5.75%, due 3/1/35                                     875,000        804,517
                                                                  ------------

PHARMACEUTICALS (0.3%)
Eli Lilly & Co.
  4.50%, due 3/15/18                                  1,500,000      1,398,393
                                                                  ------------

PIPELINES (0.2%)
Enbridge Energy Partners, L.P.
  6.30%, due 12/15/34                                 1,000,000      1,013,868
                                                                  ------------

 M-42 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
x
REAL ESTATE (2.5%)
Archstone-Smith Operating Trust
  5.25%, due 5/1/15                                 $ 1,000,000   $    986,169
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                                 1,000,000      1,069,804
Mack-Cali Realty, L.P.
  5.05%, due 4/15/10                                    315,000        311,418
Regency Centers, L.P.
  7.95%, due 1/15/11 (c)                              2,250,000      2,498,607
Rouse Co. (The)
  3.625%, due 3/15/09                                 1,000,000        934,022
Summit Properties Partnership, L.P.
  7.04%, due 5/9/06                                   5,000,000      5,035,150
United Dominion Realty Trust, Inc.
  4.30%, due 7/1/07                                   1,000,000        986,559
                                                                  ------------
                                                                    11,821,729
                                                                  ------------
RETAIL (0.2%)
Yum! Brands, Inc.
  8.875%, due 4/15/11                                 1,000,000      1,144,920
                                                                  ------------
TELECOMMUNICATIONS (1.9%)
AT&T Corp.
  9.05%, due 11/15/11                                   947,000      1,048,163
BellSouth Corp.
  5.20%, due 9/15/14                                  1,000,000        994,674
New Cingular Wireless Services, Inc.
  8.75%, due 3/1/31                                   1,000,000      1,324,818
Sprint Capital Corp.
  7.125%, due 1/30/06                                 1,000,000      1,001,600
  8.375%, due 3/15/12                                 1,250,000      1,448,704
  8.75%, due 3/15/32                                  1,750,000      2,322,390
Verizon Global Funding Corp.
  5.85%, due 9/15/35                                    750,000        722,754
                                                                  ------------
                                                                     8,863,103
                                                                  ------------
TRANSPORTATION (1.0%)
CSX Corp.
  4.561%, due 8/3/06 (a)                              1,547,000      1,549,096
  5.50%, due 8/1/13                                   1,000,000      1,021,198
Norfolk Southern Corp.
  5.64%, due 5/17/29                                  1,926,000      1,934,879
  7.80%, due 5/15/27                                     74,000         93,762
                                                                  ------------
                                                                     4,598,935
                                                                  ------------
Total Corporate Bonds
  (Cost $131,328,409)                                              130,161,501
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FOREIGN BONDS (3.1%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
AMVESCAP PLC
  5.90%, due 1/15/07                                $ 3,000,000   $  3,010,299
                                                                  ------------

FOREIGN GOVERNMENTS (1.0%)
Province of Ontario
  5.50%, due 10/1/08                                  4,000,000      4,077,424
United Mexican States
  Series A
  6.75%, due 9/27/34                                    500,000        546,875
                                                                  ------------
                                                                     4,624,299
                                                                  ------------
INVESTMENT COMPANY (1.0%)
Temasek Financial I, Ltd.
  4.50%, due 9/21/15 (c)                              4,750,000      4,570,137
                                                                  ------------

MEDIA (0.2%)
Thomson Corp. (The)
  5.75%, due 2/1/08                                   1,000,000      1,014,213
                                                                  ------------

TELECOMMUNICATIONS (0.3%)
Telecom Italia Capital S.A.
  6.00%, due 9/30/34 (c)                              1,375,000      1,324,613
                                                                  ------------
Total Foreign Bonds
  (Cost $14,593,073)                                                14,543,561
                                                                  ------------

MORTGAGE-BACKED SECURITIES (2.6%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
    (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.6%)
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44                                 2,500,000      2,516,992
V  Morgan Stanley Capital I
  Series 2004-HQ3, Class A4
  4.80%, due 1/13/41                                 10,000,000      9,768,583
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $12,050,889)                                                12,285,575
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (61.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (4.2%)
  2.625%, due 2/16/07                                 5,000,000      4,884,170
  3.625%, due 11/14/08                               10,000,000      9,700,330
  3.75%, due 8/15/07                                  5,000,000      4,923,435
                                                                  ------------
                                                                    19,507,935
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
    (MORTGAGE PASS-THROUGH SECURITIES) (17.8%)
  4.00%, due 5/1/19                                   1,702,522      1,625,656
  4.00%, due 7/1/19                                      42,188         40,256

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
    (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  @x4.00%, due 3/1/20                               $   688,534   $    656,246
  4.00%, due 6/1/20                                     471,995        449,861
  4.50%, due 6/1/19                                      23,892         23,284
  4.50%, due 8/1/20                                   9,633,128      9,374,061
  4.50%, due 11/1/20                                    996,286        969,492
  4.50%, due 4/1/35                                         262            247
  4.50%, due 5/1/35                                     981,462        923,392
  4.50%, due 6/1/35                                       1,432          1,348
  4.50%, due 7/1/35                                     110,192        103,672
  4.50%, due 8/1/35                                     682,624        642,235
  5.00%, due 4/1/20                                   1,871,870      1,853,392
  5.00%, due 10/1/20                                  1,985,488      1,965,889
  5.00%, due 1/1/21 TBA (d)                           1,000,000        989,688
  5.00%, due 7/1/35                                   2,331,729      2,257,405
V    5.00%, due 8/1/35                               21,867,905     21,170,865
  5.00%, due 11/1/35                                  4,999,501      4,840,142
  5.00%, due 12/1/35                                  5,000,000      4,840,625
  5.50%, due 12/1/18                                  1,864,443      1,876,736
  5.50%, due 8/1/35                                   5,880,802      5,828,120
  5.50%, due 1/1/36 TBA (d)                           4,900,000      4,854,063
V    6.00%, due 1/1/36 TBA (d)                       13,000,000     13,125,944
  6.50%, due 7/1/17                                     310,703        319,221
  6.50%, due 1/1/36 TBA (d)                           3,000,000      3,074,064
  7.00%, due 1/1/33                                   1,732,563      1,804,387
                                                                  ------------
                                                                    83,610,291
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
  5.25%, due 8/1/12                                   2,000,000      2,019,184
                                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (14.1%)
  4.00%, due 10/1/20                                  2,987,184      2,852,706
  4.50%, due 12/1/19                                  4,511,094      4,396,366
  5.00%, due 1/1/18                                   5,088,815      5,042,488
  5.00%, due 6/1/18                                   3,791,589      3,756,473
  5.00%, due 12/1/18                                    323,360        320,366
  5.00%, due 7/1/19                                     294,634        291,636
  5.00%, due 11/1/19                                    271,027        268,517
  5.00%, due 5/1/33                                     158,807        154,428
  5.50%, due 5/1/16                                   1,479,353      1,490,320
  5.50%, due 7/1/34                                     930,330        922,111
  5.50%, due 1/1/35                                   1,854,196      1,837,816
  5.50%, due 6/1/35                                   4,268,875      4,227,965
  5.50%, due 7/1/35                                   4,665,557      4,620,845
V    5.50%, due 8/1/35                               10,450,788     10,350,635
  5.50%, due 10/1/35                                    993,250        983,731
V    5.50%, due 11/1/35                              13,433,964     13,305,221
  6.00%, due 2/1/14                                     582,495        595,224
  6.00%, due 1/1/36 TBA (d)                           7,400,000      7,467,059

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  6.50%, due 11/1/09                                $   406,729   $    415,045
  6.50%, due 10/1/27                                    104,563        107,746
  6.50%, due 1/1/28                                     262,683        270,672
  6.50%, due 7/1/35                                     900,000        923,344
  7.00%, due 2/1/27                                     429,157        449,041
  7.00%, due 1/1/28                                     421,925        441,141
  7.00%, due 4/1/31                                      68,345         71,345
  7.50%, due 7/1/28                                     228,247        239,604
                                                                  ------------
                                                                    65,801,845
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (COLLATERALIZED MORTGAGE OBLIGATION) (2.8%)
  Series 2003-96, Class C
  4.396%, due 1/16/24 (a)                             3,000,000      2,922,562
  Series 2005-87, Class B
  5.116%, due 1/16/28 (a)                             5,000,000      4,993,122
  Series 2002-35, Class D
  6.292%, due 1/16/27 (a)                             5,000,000      5,303,869
                                                                  ------------
                                                                    13,219,553
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (MORTGAGE PASS-THROUGH SECURITIES) (2.1%)
  5.50%, due 7/15/35                                  1,963,494      1,976,992
  5.50%, due 8/15/35                                    997,910      1,004,771
  6.00%, due 1/1/36 TBA (d)                           3,000,000      3,069,375
  6.50%, due 11/15/32                                    35,789         37,412
  6.50%, due 11/15/33                                 1,315,716      1,374,542
  6.50%, due 7/15/34                                    410,750        428,786
  6.50%, due 9/15/34                                    261,134        272,601
  6.50%, due 2/15/35                                     62,156         64,883
  6.50%, due 7/15/35                                    211,321        220,594
  6.50%, due 9/15/35                                    702,977        733,820
  7.00%, due 7/15/31                                    230,277        241,768
  9.00%, due 4/15/26                                    160,094        175,443
                                                                  ------------
                                                                     9,600,987
                                                                  ------------
UNITED STATES TREASURY BONDS (2.4%)
V    5.375%, due 2/15/31 (b)                          8,650,000      9,716,381
  6.25%, due 8/15/23 (b)                              1,000,000      1,194,141
                                                                  ------------
                                                                    10,910,522
                                                                  ------------
UNITED STATES TREASURY NOTES (17.4%)
  3.00%, due 2/15/08 (g)                              3,000,000      2,915,508
V    3.375%, due 2/15/08 (b)                         12,000,000     11,752,968
V    3.625%, due 1/15/10                             11,250,000     10,941,503
  3.625%, due 5/15/13 (g)                             3,750,000      3,576,709
V    3.875%, due 5/15/10                             15,000,000     14,715,825
  3.875%, due 9/15/10                                 3,500,000      3,427,130
  4.00%, due 3/15/10                                  1,735,000      1,710,127
  4.125%, due 8/15/10                                 6,335,000      6,272,638
  4.25%, due 10/15/10 (b)                             3,350,000      3,332,466
  4.375%, due 11/15/08 (b)                            8,260,000      8,261,289
V    4.50%, due 11/15/15 (b)                         13,925,000     14,039,227

 M-44 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (CONTINUED)
  x4.875%, due 2/15/12                              $   200,000   $    205,336
  5.00%, due 8/15/11 (b)                                700,000        722,504
                                                                  ------------
                                                                    81,873,230
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $288,692,789)                                              286,543,547
                                                                  ------------
YANKEE BOND (0.4%) (E)
------------------------------------------------------------------------------
INSURANCE (0.4%)
ACE, Ltd.
  6.00%, due 4/1/07                                   1,750,000      1,768,622
                                                                  ------------
Total Yankee Bond
  (Cost $1,795,905)                                                  1,768,622
                                                                  ------------
Total Long-Term Bonds
  (Cost $465,209,320)                                              462,018,910
                                                                  ------------

SHORT-TERM INVESTMENTS (15.5%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (a)(f)                           1,939,685      1,939,685
                                                                  ------------
Total Certificate of Deposit
  (Cost $1,939,685)                                                  1,939,685
                                                                  ------------
COMMERCIAL PAPER (2.7%)
CIESCO, Inc.
  4.295%, due 1/26/06 (f)                               981,119        981,119
Clipper Receivables Corp.
  4.274%, due 1/17/06 (f)                               538,821        538,821
Compass Securitization
  4.267%, due 1/5/06 (f)                                820,171        820,171
General Electric Capital Corp.
  4.25%, due 1/24/06 (f)                              2,732,000      2,732,000
Paradigm Funding, LLC
  4.276%, due 1/6/06 (f)                                820,801        820,801
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (f)                              1,385,490      1,385,490
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (f)                             1,374,947      1,374,947

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Ranger Funding LLC
  4.269%, due 1/11/06 (f)                           $ 1,385,489   $  1,385,489
Societe Generale North America, Inc.
  4.10%, due 1/3/06 (g)                               2,655,000      2,653,791
                                                                  ------------
Total Commercial Paper
  (Cost $12,692,629)                                                12,692,629
                                                                  ------------
                                                         SHARES
x
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (f)                 816,952        816,952
                                                                  ------------
Total Investment Company
  (Cost $816,952)                                                      816,952
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
x
TIME DEPOSITS (6.7%)
Abbey National PLC
  4.29%, due 1/3/06 (f)                             $ 2,493,881      2,493,881
Bank of America
  4.27%, due 1/27/06 (a) (f)                          2,216,783      2,216,783
Bank of Montreal
  4.25%, due 1/17/06 (f)                              2,216,783      2,216,783
BNP Paribas
  4.265%, due 1/26/06 (f)                             3,602,272      3,602,272
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (f)                              1,828,846      1,828,846
Dexia Group
  4.265%, due 1/6/06 (f)                              2,216,783      2,216,783
Fortis Bank
  4.25%, due 1/9/06 (f)                               1,662,587      1,662,587
Halifax Bank of Scotland
  4.26%, due 1/31/06 (f)                              2,216,783      2,216,783
Rabobank Nederland
  4.25%, due 1/27/06 (f)                              1,939,685      1,939,685
Royal Bank of Scotland
  4.26%, due 1/6/06 (f)                               2,770,979      2,770,979
Societe Generale
  4.30%, due 1/30/06 (f)                              1,385,489      1,385,489
Toronto Dominion Bank
  4.30%, due 1/26/06 (f)                              1,385,489      1,385,489
UBS AG
  4.26%, due 1/19/06 (f)                              2,770,979      2,770,979
  4.29%, due 1/12/06 (f)                              1,939,685      1,939,685
Wells Fargo & Co.
  4.34%, due 1/13/06 (f)                                554,196        554,196
                                                                  ------------
Total Time Deposits
  (Cost $31,201,220)                                                31,201,220
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
x
U.S. GOVERNMENT & FEDERAL AGENCY (5.5%)
Federal Home Loan Bank (Discount Note)
  4.11%, due 1/12/06 (g)                            $15,930,000   $ 15,906,357
United States Treasury Bill
  3.509%, due 1/12/06 (g)                            10,000,000      9,987,330
                                                                  ------------
Total U.S. Government & Federal Agency
  (Cost $25,893,687)                                                25,893,687
                                                                  ------------
Total Short-Term Investments
  (Cost $72,544,173)                                                72,544,173
                                                                  ------------
Total Investments
  (Cost $537,753,493) (h)                                 114.2%   534,563,083(i)
Liabilities in Excess of Cash and Other Assets            (14.2)   (66,563,793)
                                                    -----------   ------------
Net Assets                                                100.0%  $467,999,290
                                                    ===========   ============

(a)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  May be sold to institutional investors only.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement. The market value of these securities at December 31, 2005 is $32,580,193.
(e) Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(f) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)  Segregated as collateral for TBAs.
(h)  The cost for federal income tax purposes is $537,985,878.
(i) At December 31, 2005 net unrealized depreciation was $3,422,795, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,204,172 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,626,967.

 M-46 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $537,753,493) including
  $43,064,561 market value of securities
  loaned                                        $534,563,083
Cash                                                  12,116
Receivables:
  Investment securities sold                       6,092,707
  Interest                                         4,188,970
  Fund shares sold                                   238,507
Other assets                                           7,997
                                                ------------
    Total assets                                 545,103,380
                                                ------------
LIABILITIES:
Securities lending collateral                     43,996,695
Payables:
  Investment securities purchased                 32,604,223
  Fund shares redeemed                               116,003
  Shareholder communication                          102,527
  Adviser                                             98,927
  Administrator                                       79,153
  Professional                                        48,622
  NYLIFE Distributors                                 18,770
  Custodian                                           15,323
  Directors                                            1,708
Accrued expenses                                      22,139
                                                ------------
    Total liabilities                             77,104,090
                                                ------------
Net assets                                      $467,999,290
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    286,906
  Service Class                                       68,873
Additional paid-in capital                       466,935,246
Accumulated undistributed net investment
  income                                           5,822,678
Accumulated net realized loss on investments      (1,924,003)
Net unrealized depreciation on investments        (3,190,410)
                                                ------------
Net assets                                      $467,999,290
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $377,606,885
                                                ============
Shares of capital stock outstanding               28,690,572
                                                ============
Net asset value per share outstanding           $      13.16
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 90,392,405
                                                ============
Shares of capital stock outstanding                6,887,305
                                                ============
Net asset value per share outstanding           $      13.12
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005


INVESTMENT INCOME:
INCOME:
  Interest                                       $20,545,664
  Income from securities loaned -- net                95,042
                                                 -----------
    Total income                                  20,640,706
                                                 -----------
EXPENSES:
  Advisory                                         1,193,304
  Administration                                     954,643
  Distribution and service -- Service Class          192,923
  Professional                                        94,767
  Shareholder communication                           47,884
  Custodian                                           39,020
  Directors                                           32,316
  Miscellaneous                                       50,285
                                                 -----------
    Total expenses before reimbursement            2,605,142
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))               (688,465)
                                                 -----------
  Net expenses                                     1,916,677
                                                 -----------
Net investment income                             18,724,029
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments                     182,082
Net change in unrealized appreciation on
  investments                                     (8,874,165)
                                                 -----------
Net realized and unrealized loss on investments   (8,692,083)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $10,031,946
                                                 ===========

 M-48 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                          2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income            $ 18,724,029   $ 16,274,138
 Net realized gain on
  investments                          182,082      5,900,864
 Net change in unrealized
  appreciation on investments       (8,874,165)    (2,941,022)
                                  ---------------------------
 Net increase in net assets
  resulting from operations         10,031,946     19,233,980
                                  ---------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
   Initial Class                   (12,199,238)   (14,969,635)
   Service Class                    (2,763,426)    (2,089,723)
 From net realized gain on
  investments:
   Initial Class                            --     (4,501,523)
   Service Class                            --       (658,893)
                                  ---------------------------
 Total dividends and
  distributions to shareholders    (14,962,664)   (22,219,774)
                                  ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    12,598,504     15,267,534
   Service Class                    32,641,073     42,943,428
 Net asset value of shares
  issued to
  shareholders in reinvestment
  of
  dividends and distributions:
   Initial Class                    12,199,238     19,471,158
   Service Class                     2,763,426      2,748,616
                                  ---------------------------
                                    60,202,241     80,430,736
 Cost of shares redeemed:
   Initial Class                   (64,610,877)   (96,808,855)
   Service Class                    (5,427,254)    (2,505,761)
                                  ---------------------------
                                   (70,038,131)   (99,314,616)
                                  ---------------------------
    Decrease in net assets
     derived from capital share
     transactions                   (9,835,890)   (18,883,880)
                                  ---------------------------
    Net decrease in net assets     (14,766,608)   (21,869,674)
NET ASSETS:
Beginning of year                  482,765,898    504,635,572
                                  ---------------------------
End of year                       $467,999,290   $482,765,898
                                  ===========================
Accumulated undistributed net
 investment income at end of
 year                             $  5,822,678   $        230
                                  ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         INITIAL CLASS
                                ----------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  2005          2004          2003          2002          2001
Net asset value at beginning
  of period                     $  13.31      $  13.41      $  13.73      $  13.11      $  12.59
                                --------      --------      --------      --------      --------
Net investment income               0.53(b)       0.47          0.52(b)       0.60          0.65
Net realized and unrealized
  gain (loss) on investments       (0.24)         0.08          0.10          0.64          0.52
                                --------      --------      --------      --------      --------
Total from investment
  operations                        0.29          0.55          0.62          1.24          1.17
                                --------      --------      --------      --------      --------
Less dividends and
  distributions:
  From net investment income       (0.44)        (0.50)        (0.59)        (0.61)        (0.65)
  From net realized gain on
    investments                       --         (0.15)        (0.35)        (0.01)           --
                                --------      --------      --------      --------      --------
Total dividends and
  distributions                    (0.44)        (0.65)        (0.94)        (0.62)        (0.65)
                                --------      --------      --------      --------      --------
Net asset value at end of
  period                        $  13.16      $  13.31      $  13.41      $  13.73      $  13.11
                                ========      ========      ========      ========      ========
Total investment return             2.18%(g)      4.09%         4.52%         9.48%         9.27%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             3.96%         3.36%         3.75%         4.93%         5.66%
  Net expenses                      0.36%         0.54%         0.54%         0.52%         0.52%
  Expenses (before
    reimbursement)                  0.51%         0.54%         0.54%         0.52%         0.52%
Portfolio turnover rate              277%(h)       335%          149%           76%           54%
Net assets at end of period
  (in 000's)                    $377,607      $421,046      $485,033      $481,740      $372,983

(a)  Commencement of operations.
(b)  Per share date based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Less than one tenth of a percent.
(f)  Represents income earned for the year by the Initial Class shares less service fee of
     0.25%.
(g)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been
     2.03% and 1.77% for the Initial Class and Service Class, respectively for the year ended
     December 31, 2005. (see Note 3(B)).
(h)  The portfolio turnover not including mortgage dollar rolls for the year ended December 31,
     2005 is 161%.
+    Annualized.

 M-50 MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                SERVICE CLASS
----------------------------------------------
                                    JUNE 4,
                                    2003(A)
                                    THROUGH
    YEAR ENDED DECEMBER 31,       DECEMBER 31,
      2005           2004             2003
     $ 13.29        $ 13.40         $ 14.33
    ---------      ---------      ------------
        0.50(b)        0.46            0.28(b)
       (0.25)          0.05           (0.28)
    ---------      ---------      ------------
        0.25           0.51            0.00(c)
    ---------      ---------      ------------
       (0.42)         (0.47)          (0.58)
          --          (0.15)          (0.35)
    ---------      ---------      ------------
       (0.42)         (0.62)          (0.93)
    ---------      ---------      ------------
     $ 13.12        $ 13.29         $ 13.40
    =========      =========      ============
        1.89%(g)       3.83%           0.00%(d)(e)
        3.71%          3.11%           3.50% +(f)
        0.61%          0.79%           0.79% +
        0.76%          0.79%           0.79% +
         277%(h)        335%            149%
     $90,392        $61,720         $19,603

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   8.41%   -5.30%  5.62%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
12/31/95                                                  10000                       10000                       10000
                                                          11875                       12296                       12312
                                                          14664                       16398                       16066
                                                          20256                       21085                       22285
                                                          25404                       25521                       29674
                                                          22682                       23198                       23020
                                                          17415                       20441                       18318
                                                          12047                       15923                       13211
                                                          15298                       20491                       17141
                                                          15934                       22720                       18220
12/31/05                                                  17274                       23836                       19179

      -------- MainStay VP Capital Appreciation Portfolio -- S&P 500 Index

      -------- Russell 1000 Growth Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   8.10%   -5.54%  5.34%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP CAPITAL                                     RUSSELL 1000 GROWTH
                                                 APPRECIATION PORTFOLIO           S&P 500 INDEX                   INDEX
                                                 ----------------------           -------------            -------------------
12/31/95                                                  10000                       10000                       10000
                                                          11845                       12296                       12312
                                                          14589                       16398                       16066
                                                          20100                       21085                       22285
                                                          25140                       25521                       29674
                                                          22383                       23198                       23020
                                                          17143                       20441                       18318
                                                          11829                       15923                       13211
                                                          14986                       20491                       17141
                                                          15570                       22720                       18220
12/31/05                                                  16831                       23836                       19179

      -------- MainStay VP Capital Appreciation Portfolio -- S&P 500 Index

      -------- Russell 1000 Growth Index

                                                              ONE    FIVE     TEN
BENCHMARKS                                                    YEAR   YEARS   YEARS

Russell 1000(R) Growth Index*                                 5.26%  -3.58%  6.73%
S&P 500(R) Index*                                             4.91   0.54    9.07

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 8.16% for the Initial Class and 7.88% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-52   MainStay VP Capital Appreciation Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                            ENDING ACCOUNT                   VALUE (BASED
                                                             VALUE (BASED                  ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                                 ACCOUNT     RETURNS AND        PAID          RETURN AND         PAID
                                                  VALUE       EXPENSES)        DURING      ACTUAL EXPENSES)     DURING
SHARE CLASS                                      7/1/05        12/31/05      PERIOD(1,2)       12/31/05       PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00     $1,084.95         $1.94         $1,023.15          $1.89
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00     $1,083.30         $3.26         $1,021.90          $3.16
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.37% for Initial Class, 0.62% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $3.15 and $4.46 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $3.06 and $4.33 for the Initial Class and Service Class, respectively.

                                                  www.MAINSTAYfunds.com     M-53

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.2%
Short-Term Investments (collateral from securities lending
  is 8.2%*)                                                              9.0
Liabilities in Excess of Cash and Other Assets                          -8.2

See Portfolio of Investments on page M-57 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  WellPoint, Inc.
 3.  Intel Corp.
 4.  Caremark Rx, Inc.
 5.  Praxair, Inc.
 6.  Corning, Inc.
 7.  Coach, Inc.
 8.  Amgen, Inc.
 9.  BJ Services Co.
10.  General Electric Co.

 M-54   MainStay VP Capital Appreciation Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC

CAN YOU BRIEFLY DESCRIBE MAINSTAY CAPITAL APPRECIATION PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests in securities of U.S. companies with investment characteristics such as participation in expanding product or service markets, increasing unit sales volume, increasing return on investment, and revenue and earnings-per-share growth superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.* The Portfolio may also invest up to 20% in debt securities, as well as convertible securities and REITs. In implementing this strategy, MacKay Shields, the Portfolio's subadvisor, maintains a flexible approach toward investing in various types of companies as well as types of securities--including common stocks, preferred stocks, warrants, and other equity securities--depending upon the economic environment and the relative attractiveness of the various securities markets. The Portfolio may invest in other securities that the subadvisor believes are ready for a rise in price or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand, or changes in the economy. We may sell a security if we no longer believe it will contribute to meeting the investment objective of the Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Capital Appreciation Portfolio returned 8.41% for Initial Class shares and 8.10% for Service Class shares. Both share classes outperformed the 7.33% return of the average Lipper* Variable Products Large-Cap Growth Portfolio over the same period. Both share classes outperformed the 5.26% return of the Russell 1000(R) Growth Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

WHAT KEY FACTORS INFLUENCED THE EQUITY MARKETS DURING THE 12 MONTHS ENDED DECEMBER 31, 2005?

Arguably the biggest factor was a 40% rise in the price of crude oil, which stoked inflation fears and raised concerns about future consumer spending. The Federal Reserve's rate-hike campaign, although executed at a truly measured pace, also influenced the market. The ongoing war in Iraq and continued violence in the Middle East continued to weigh on investor sentiment, since events in this region can affect oil prices.

The job market in the United States remained on solid ground throughout 2005, which was welcome news to the investment community. Annualized growth in gross domestic product remained in the range of 3.3% to 4.1% through the first three quarters of the year, suggesting that the U.S. economy is on a healthy path. Advance estimates of fourth-quarter real gross domestic product, however, came in at a more modest 1.1%. Even after eight tightening moves in 2005, interest rates remained at historically low levels, which fueled strong customer spending through much of the year. Toward the end of 2005, personal consumption expenditures decelerated.

WHICH STOCKS HAD THE GREATEST POSITIVE IMPACT ON THE PORTFOLIO'S PERFORMANCE IN 2005?

The Portfolio's best-performing holdings during the year included UnitedHealth Group, WellPoint, BJ Services, Genentech, and Apple Computer. As leading HMOs, UnitedHealth Group and WellPoint have both benefited from industry consolidation, which has resulted in a much more rational pricing environment. With greater operating leverage, major HMOs have expanded their margins and generated strong earnings growth.

BJ Services is a leading oil services company that has benefited from higher oil prices and stronger momentum in exploration and drilling activity.

Genentech is a leading biotechnology company with several new cancer drugs that have blockbuster potential. Given the positive news flow and strong earnings growth reported by the company, the stock gained significant ground in 2005.

Apple Computer continued to do an excellent job of launching innovative new products, including new PCs and the industry-leading iPod. Since the iPod was initially launched a couple of years ago, the successful introduction of several new versions has

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.MAINSTAYfunds.com     M-55
translated into explosive earnings growth for Apple Computer.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

The five biggest detractors from the Portfolio's performance in 2005 were Harman International Industries, Cendant, Avaya, Harley-Davidson, and Brunswick. Harman International, a leading manufacturer of high-fidelity audio and video products, weakened in the first half of the year on disappointing guidance for fiscal 2006. The stock slid even more on concerns about competition in the low-end navigation-systems market. In recent months, however, the stock has risen somewhat as earnings guidance has incrementally improved.

Harley-Davidson, a leading manufacturer of touring, custom, and performance motorcycles, lowered production guidance early in 2005. In response, analysts lowered their estimates. While it is difficult to point to any single factor that caused demand for Harley-Davidson motorcycles to soften, higher gas prices and declining consumer confidence may have been contributing factors.

Brunswick is a manufacturer of boats, marine engines, and fitness, bowling, and billiards equipment. In September the company's stock fell when declining consumer confidence, rising interest rates, and higher oil prices raised concerns about demand for the company's highly discretionary products. Brunswick lowered its 2005 earnings forecast and announced production cuts. The stock declined following the announcement.

Cendant, which provides real estate, travel, and direct-marketing services, declined on weakness in the company's core businesses, and the company had to lower guidance. Management announced a progressive plan to unlock shareholder value by splitting into four separate companies by next summer. Unfortunately, investors assumed that the company's near-term prospects were eroding and the stock declined after the announcement.

Avaya is a leading manufacturer of private corporate telephone networks. In the first half of the year, the stock dropped substantially when investors realized that Avaya's emerging opportunity in IP telephony wasn't proceeding as quickly as anticipated. What's more, growth in the new product line was coming at the expense of the company's legacy products, leading to a wash in terms of top-line growth.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN 2005?

During the year, we bought several new stocks for the Portfolio, including Carnival, Apache, Peabody Energy, ENSCO International, Transocean, Ameriprise Financial, Coventry Health Care, Omnicare, Norfolk Southern, Apple Computer, EMC, Corning, Motorola, and National Semiconductor.

During the year, we sold the Portfolio's entire position in several stocks, including TJX, Citigroup, Morgan Stanley, Boston Scientific, Teva Pharmaceutical Industries, Cendant, and Dover. We also eliminated several positions in technology-related companies, including Agilent Technologies, Accenture, Avaya, Cisco, Dell, Electronic Arts, Hewlett-Packard, Symantec, Texas Instruments, and Veritas.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE IN 2005?

Over the course of the year, the Portfolio's weightings in the consumer staples, energy, health care, and materials sectors increased while the Portfolio's weightings in the consumer discretionary, financials, industrials, and information technology sectors decreased.

HOW DID THIS COMPARE WITH THE RUSSELL 1000(R) GROWTH INDEX?

The Portfolio began 2005 overweighted relative to the Russell 1000(R) Growth Index* in the consumer discretionary, energy, industrials, and materials sectors and underweighted in consumer staples, financials, health care, and information technology. The Portfolio did not have any holdings in the telecommunications services or utilities sectors. At year-end, the Portfolio was overweighted relative to the Index in the consumer discretionary, energy, health care, and materials sectors and underweighted in consumer staples, financials and information technology. As of December 31, 2005, the Portfolio was market-weighted in industrials, and it still had no holdings in telecommunications services or utilities.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-56   MainStay VP Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                      SHARES            VALUE
COMMON STOCKS (99.2%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.7%)
L-3 Communications Holdings, Inc.                      206,100   $ 15,323,535
United Technologies Corp.                              320,900     17,941,519
                                                                 ------------
                                                                   33,265,054
                                                                 ------------
AIR FREIGHT & LOGISTICS (2.0%)
FedEx Corp.                                            170,700     17,648,673
                                                                 ------------
AUTOMOBILES (1.7%)
Harley-Davidson, Inc. (a)                              289,300     14,896,057
                                                                 ------------
BEVERAGES (1.2%)
PepsiCo, Inc.                                          177,200     10,468,976
                                                                 ------------
BIOTECHNOLOGY (5.4%)
V  Amgen, Inc. (a)(b)                                  244,300     19,265,498
Genentech, Inc. (b)                                    161,300     14,920,250
Gilead Sciences, Inc. (b)                              265,600     13,978,528
                                                                 ------------
                                                                   48,164,276
                                                                 ------------
CAPITAL MARKETS (0.6%)
Ameriprise Financial, Inc.                              56,700      2,324,700
Morgan Stanley                                          58,300      3,307,942
                                                                 ------------
                                                                    5,632,642
                                                                 ------------
CHEMICALS (2.2%)
V  Praxair, Inc.                                       368,200     19,499,872
                                                                 ------------
COMMUNICATIONS EQUIPMENT (5.4%)
V  Corning, Inc. (b)                                   988,000     19,424,080
Motorola, Inc.                                         765,500     17,292,645
QUALCOMM, Inc.                                         218,700      9,421,596
Research In Motion, Ltd. (b)                            40,800      2,693,208
                                                                 ------------
                                                                   48,831,529
                                                                 ------------
COMPUTERS & PERIPHERALS (4.4%)
Apple Computer, Inc. (b)                               256,200     18,418,218
EMC Corp. (b)                                          874,600     11,912,052
International Business
  Machines Corp.                                       109,600      9,009,120
                                                                 ------------
                                                                   39,339,390
                                                                 ------------
CONSUMER FINANCE (3.4%)
American Express Co. (a)                               280,700     14,444,822
Capital One Financial Corp.                            184,100     15,906,240
                                                                 ------------
                                                                   30,351,062
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (9.0%)
Baker Hughes, Inc.                                     289,500     17,595,810
V  BJ Services Co.                                     515,600     18,907,052
ENSCO International, Inc.                              220,200      9,765,870


                                                      SHARES            VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Transocean, Inc. (b)                                   225,000   $ 15,680,250
Weatherford
  International, Ltd. (a)(b)                           513,800     18,599,560
                                                                 ------------
                                                                   80,548,542
                                                                 ------------
FOOD & STAPLES RETAILING (1.6%)
Walgreen Co.                                           315,700     13,972,882
                                                                 ------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.7%)
Fisher Scientific
  International, Inc. (b)                              250,000     15,465,000
                                                                 ------------

HEALTH CARE PROVIDERS & SERVICES (12.3%)
V  Caremark Rx, Inc. (b)                               380,800     19,721,632
Coventry Health Care, Inc. (b)                         171,300      9,757,248
Omnicare, Inc.                                         138,400      7,919,248
Quest Diagnostics, Inc.                                297,500     15,315,300
V  UnitedHealth Group, Inc.                            519,800     32,300,372
V  WellPoint, Inc. (b)                                 312,800     24,958,312
                                                                 ------------
                                                                  109,972,112
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.7%)
Carnival Corp. (a)                                     116,800      6,245,296
                                                                 ------------

HOUSEHOLD DURABLES (6.9%)
Centex Corp. (a)                                       194,700     13,919,103
D.R. Horton, Inc.                                      506,566     18,099,603
Harman International
  Industries, Inc.                                     121,600     11,898,560
Lennar Corp. Class A (a)                               291,000     17,756,820
                                                                 ------------
                                                                   61,674,086
                                                                 ------------
INDUSTRIAL CONGLOMERATES (3.7%)
3M Co.                                                 185,200     14,353,000
V  General Electric Co.                                535,700     18,776,285
                                                                 ------------
                                                                   33,129,285
                                                                 ------------
INTERNET & CATALOG RETAIL (0.8%)
eBay, Inc. (b)                                         161,200      6,971,900
                                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (0.9%)
Brunswick Corp.                                        200,000      8,132,000
                                                                 ------------

MACHINERY (3.5%)
Danaher Corp. (a)                                      285,100     15,902,878
Illinois Tool Works, Inc. (a)                          172,800     15,204,672
                                                                 ------------
                                                                   31,107,550
                                                                 ------------
MEDIA (1.5%)
Omnicom Group, Inc. (a)                                156,200     13,297,306
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                      SHARES            VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MULTILINE RETAIL (3.4%)
Kohl's Corp. (a)(b)                                    314,200   $ 15,270,120
Target Corp.                                           277,700     15,265,169
                                                                 ------------
                                                                   30,535,289
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (2.5%)
Apache Corp.                                           124,900      8,558,148
Peabody Energy Corp.                                   172,900     14,250,418
                                                                 ------------
                                                                   22,808,566
                                                                 ------------
PHARMACEUTICALS (2.3%)
Johnson & Johnson                                      283,400     17,032,340
Teva Pharmaceutical
  Industries, Ltd. ADR (a)(c)                           75,200      3,234,352
                                                                 ------------
                                                                   20,266,692
                                                                 ------------
ROAD & RAIL (1.1%)
Norfolk Southern Corp.                                 211,900      9,499,477
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.9%)
Analog Devices, Inc.                                   131,900      4,731,253
V  Intel Corp.                                         858,400     21,425,664
Linear Technology Corp.                                280,100     10,103,207
Maxim Integrated Products, Inc.                        153,200      5,551,968
National Semiconductor Corp.                           422,800     10,984,344
                                                                 ------------
                                                                   52,796,436
                                                                 ------------
SOFTWARE (2.3%)
Microsoft Corp.                                        306,000      8,001,900
Oracle Corp. (b)                                     1,068,500     13,046,385
                                                                 ------------
                                                                   21,048,285
                                                                 ------------
SPECIALTY RETAIL (5.1%)
Bed Bath & Beyond, Inc. (b)                            365,400     13,209,210
Best Buy Co., Inc. (a)                                 348,100     15,135,388
Lowe's Cos., Inc.                                      266,900     17,791,554
                                                                 ------------
                                                                   46,136,152
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (4.0%)
V  Coach, Inc. (b)                                     579,500     19,320,530
NIKE, Inc. Class B                                     190,300     16,516,137
                                                                 ------------
                                                                   35,836,667
                                                                 ------------
Total Common Stocks (Cost $673,466,221)                           887,541,054
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (9.0%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
Skandinaviska Enskilda
  Banken AB
  4.27%, due 2/22/06 (d)(e)                         $3,238,050   $  3,238,050
                                                                 ------------
Total Certificate of Deposit
  (Cost $3,238,050)                                                 3,238,050
                                                                 ------------

COMMERCIAL PAPER (1.9%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                            1,637,850      1,637,850
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                              899,491        899,491
Compass Securitization
  4.267%, due 1/5/06 (d)                             1,369,169      1,369,169
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                             4,560,717      4,560,717
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                             1,370,220      1,370,220
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                             2,312,893      2,312,893
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                            2,295,295      2,295,295
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                            2,312,893      2,312,893
                                                                 ------------
Total Commercial Paper
  (Cost $16,758,528)                                               16,758,528
                                                                 ------------

FEDERAL AGENCIES (0.8%)
Federal National Mortgage Association (Discount
  Note)
  3.40%, due 1/3/06                                  2,700,000      2,699,235
Federal Home Loan Bank (Discount Note)
  3.33%, due 1/4/06                                  4,365,000      4,363,385
                                                                 ------------
Total Federal Agencies
  (Cost $7,062,620)                                                 7,062,620
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money
  Market Fund (d)                                    1,363,794      1,363,794
                                                                 ------------
Total Investment Company
  (Cost $1,363,794)                                                 1,363,794
                                                                 ------------

 M-58 MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (5.8%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $4,163,208   $  4,163,208
Bank of America
  4.27%, due 1/27/06 (d)(e)                          3,700,629      3,700,629
Bank of Montreal
  4.25%, due 1/17/06 (d)                             3,700,629      3,700,629
BNP Paribas
  4.265%, due 1/26/06 (d)                            6,013,522      6,013,522
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (d)                             3,053,019      3,053,019
Dexia Group
  4.265%, due 1/6/06 (d)                             3,700,629      3,700,629
Fortis Bank
  4.25%, due 1/9/06 (d)                              2,775,472      2,775,472
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                             3,700,629      3,700,629
Rabobank Nederland
  4.25%, due 1/27/06 (d)                             3,238,051      3,238,051
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                              4,625,786      4,625,786
Societe Generale
  4.30%, due 1/30/06 (d)                             2,312,893      2,312,893
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                             2,312,893      2,312,893
UBS AG
  4.26%, due 1/19/06 (d)                             4,625,786      4,625,786
  4.29%, due 1/12/06 (d)                             3,238,051      3,238,051

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                            $  925,157   $    925,157
                                                                 ------------
Total Time Deposits
  (Cost $52,086,354)                                               52,086,354
                                                                 ------------
Total Short-Term Investments
  (Cost $80,509,346)                                               80,509,346
                                                                 ------------
Total Investments
  (Cost $753,975,567) (f)                                108.2%   968,050,400(g)
Liabilities in Excess of
  Cash and Other Assets                                   (8.2)   (73,561,397)
                                                    ----------   ------------
Net Assets                                               100.0%  $894,489,003
                                                    ==========   ============

(a) Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  ADR--American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f) The cost for federal income tax purposes is $754,508,105.
(g)  At December 31, 2005 net unrealized appreciation was
     $213,542,295, based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $225,508,124 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,965,829.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $753,975,567) including $71,217,276
  market value of securities loaned             $968,050,400
Cash                                                  81,253
Receivables:
  Investment securities sold                       1,751,311
  Dividends and interest                             485,095
  Fund shares sold                                    19,087
Other assets                                          20,757
                                                ------------
    Total assets                                 970,407,903
                                                ------------
LIABILITIES:
Securities lending collateral                     73,446,726
Payables:
  Investment securities purchased                  1,317,473
  Fund shares redeemed                               450,558
  Adviser                                            277,880
  Shareholder communication                          193,850
  Administrator                                      154,379
  Professional                                        46,175
  NYLIFE Distributors                                 12,489
  Custodian                                           10,626
Accrued expenses                                       8,744
                                                ------------
    Total liabilities                             75,918,900
                                                ------------
Net assets                                      $894,489,003
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    358,575
  Service Class                                       25,228
Additional paid-in capital                       916,782,141
Accumulated undistributed net investment
  income                                           2,875,948
Accumulated net realized loss on investments
  and written option transactions               (239,627,722)
Net unrealized appreciation on investments       214,074,833
                                                ------------
Net assets                                      $894,489,003
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $835,932,713
                                                ============
Shares of capital stock outstanding               35,857,495
                                                ============
Net asset value per share outstanding           $      23.31
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 58,556,290
                                                ============
Shares of capital stock outstanding                2,522,843
                                                ============
Net asset value per share outstanding           $      23.21
                                                ============

 M-60 MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 6,089,759
  Interest                                           153,854
  Income from securities loaned -- net                74,881
                                                 -----------
    Total income                                   6,318,494
                                                 -----------
EXPENSES:
  Advisory                                         3,232,992
  Administration                                   1,796,107
  Distribution and service -- Service Class          129,357
  Professional                                       123,625
  Custodian                                           60,220
  Directors                                           59,574
  Shareholder communication                           42,497
  Miscellaneous                                       51,321
                                                 -----------
    Total expenses before reimbursement            5,495,693
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))             (2,053,147)
                                                 -----------
  Net expenses                                     3,442,546
                                                 -----------
Net investment income                              2,875,948
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN
OPTION TRANSACTIONS:
Net realized gain on:
  Security transactions                           36,064,259
  Written option transactions                         31,107
                                                 -----------
Net realized gain on investments and written
  option transactions                             36,095,366
                                                 -----------
Net change in unrealized appreciation on
  investments                                     30,015,617
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 66,110,983
                                                 -----------
Net increase in net assets resulting from
  operations                                     $68,986,931
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $31,941.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                        2005             2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income         $   2,875,948   $    2,314,834
 Net realized gain (loss) on
  investments and written
  option transactions             36,095,366      (37,683,374)
 Net change in unrealized
  appreciation on investments     30,015,617       71,793,482
                               ------------------------------
 Net increase in net assets
  resulting from operations       68,986,931       36,424,942
                               ------------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                     (35,887)      (2,244,209)
   Service Class                          --          (34,898)
                               ------------------------------
 Total dividends to
  shareholders                       (35,887)      (2,279,107)
                               ------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                  16,944,467       25,995,212
   Service Class                  11,952,375       32,764,947
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends:
   Initial Class                      35,887        2,244,209
   Service Class                          --           34,898
                               ------------------------------
                                  28,932,729       61,039,266
                               ------------------------------

 Cost of shares redeemed:
   Initial Class                (174,917,415)    (142,824,843)
   Service Class                  (5,922,760)      (2,035,070)
                               ------------------------------
                                (180,840,175)    (144,859,913)
                               ------------------------------
    Decrease in net assets
     derived from capital
     share transactions         (151,907,446)     (83,820,647)
                               ------------------------------
    Net decrease in net
     assets                      (82,956,402)     (49,674,812)

NET ASSETS:
Beginning of year                977,445,405    1,027,120,217
                               ------------------------------
End of year                    $ 894,489,003   $  977,445,405
                               ==============================
Accumulated undistributed net
 investment income at end of
 year                          $   2,875,948   $       36,366
                               ==============================

 M-62 MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                  www.MAINSTAYfunds.com     M-63

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                INITIAL CLASS
                                ------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                   2005          2004             2003             2002             2001
Net asset value at beginning
  of period                      $  21.51      $  20.70        $    16.33        $  23.64        $    30.81
                                 --------      --------        ----------        --------        ----------
Net investment income                0.07(b)       0.05              0.04(b)         0.02              0.02
Net realized and unrealized
  gain (loss) on investments         1.73          0.81              4.37           (7.31)            (7.17)
                                 --------      --------        ----------        --------        ----------
Total from investment
  operations                         1.80          0.86              4.41           (7.29)            (7.15)
                                 --------      --------        ----------        --------        ----------
Less dividends:
  From net investment income        (0.00)(c)     (0.05)            (0.04)          (0.02)            (0.02)
                                 --------      --------        ----------        --------        ----------
  Net asset value at end of
    period                       $  23.31      $  21.51        $    20.70        $  16.33        $    23.64
                                 ========      ========        ==========        ========        ==========
Total investment return              8.41%(d)      4.16%            26.99%         (30.83%)          (23.22%)
Ratios (to average net
  assets)/ Supplemental Data:
    Net investment income            0.33%         0.24%             0.20%           0.11%             0.09%
    Net expenses                     0.37%         0.65%             0.64%           0.64%             0.63%
    Expenses (before
      reimbursement)                 0.60%         0.65%             0.64%           0.64%             0.63%
Portfolio turnover rate                22%           34%               26%             72%               46%
Net assets at end of period
  (in 000's)                     $835,933      $929,227        $1,011,538        $842,410        $1,345,799

(a)  Commencement of operations.
(b)  Per share date based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 8.16% and 7.88% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-64 MainStay VP Capital Appreciation Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

               SERVICE CLASS
--------------------------------------------
                                  JUNE 5,
                                  2003(A)
         YEAR ENDED               THROUGH
         DECEMBER 31            DECEMBER 31,
     2005          2004             2003
    $ 21.47       $ 20.68         $ 18.43
    -------       -------         -------
       0.02(b)       0.02            0.01(b)
       1.72          0.79            2.27
    -------       -------         -------
       1.74          0.81            2.28
    -------       -------         -------
         --         (0.02)          (0.03)
    -------       -------         -------
    $ 23.21       $ 21.47         $ 20.68
    =======       =======         =======
       8.10%(d)      3.90%          12.36%(e)
       0.08%        (0.01%)         (0.05%)+(f)
       0.62%         0.90%           0.89%+
       0.85%         0.90%           0.89%
         22%           34%             26%
    $58,556       $48,218         $15,582

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

                             ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   2.96%   1.93%   3.58%
7-DAY CURRENT YIELD: 3.87%(2)

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP CASH MANAGEMENT          LIPPER MONEY MARKET FUND
                                                                         PORTFOLIO                            INDEX
                                                                ---------------------------          ------------------------
12/31/95                                                                   10000                              10000
                                                                           10496                              10501
                                                                           11047                              11041
                                                                           11619                              11604
                                                                           12181                              12153
                                                                           12919                              12875
                                                                           13415                              13365
                                                                           13597                              13541
                                                                           13687                              13626
                                                                           13803                              13731
12/31/05                                                                   14213                              14097

                                                              ONE    FIVE     TEN
BENCHMARK                                                     YEAR   YEARS   YEARS

Lipper Money Market Fund Index*                               2.66%  1.83%   3.49%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 2.76% for the Initial Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. As of 12/31/05, MainStay VP Cash Management Portfolio had an effective 7-day yield of 3.94% and a current yield of 3.87%, these yields do not reflect a nonrecurring reimbursement for printing and mailing and a nonrecurring expense adjustment which occurred in the last week of the year, had these reimbursements been included, the effective 7-day yield would have been 17.26% and the 7-day current yield would have been 15.95%.

   The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-66   MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                    ENDING ACCOUNT
                    ENDING ACCOUNT                 VALUE (BASED ON
                     VALUE (BASED                  HYPOTHETICAL 5%
                      ON ACTUAL                       ANNUALIZED
      BEGINNING      RETURNS AND      EXPENSES        RETURN AND       EXPENSES
    ACCOUNT VALUE     EXPENSES)      PAID DURING   ACTUAL EXPENSES)   PAID DURING
       7/1/05          12/31/05      PERIOD(1,2)       12/31/05       PERIOD(1,2)
---------------------------------------------------------------------------------

      $1,000.00       $1,019.85         $1.58         $1,023.45          $1.58
---------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of 0.31% multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.59 and the hypothetical expenses paid would have been $2.60.

                                                  www.MAINSTAYfunds.com     M-67

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

See Portfolio of Investments on page M-71 for specific holdings within these categories.

 M-68   MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Claude Athaide, Ph.D., CFA, and Christopher Harms of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio invests in short-term dollar denominated securities that mature in 397 days or less. The weighted-average portfolio maturity will not exceed 90 days. The Portfolio may invest in U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable-rate notes, floating-rate notes, and mortgage-related and asset-backed securities. These securities may be issued by U.S. governmental entities or private issuers. To help mitigate the risk of loss, all securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING
2005?

For the seven-day period ended December 31, 2005, MainStay VP Cash Management Portfolio Initial Class shares provided a current yield of 3.87% and an effective yield of 3.94%. For the 12 months ended December 31, 2005, Initial Class shares returned 2.96%. The Portfolio outperformed the 2.69% return of the average Lipper* Variable Products Money Market Fund over the same period. The Portfolio outperformed the 2.66% return of the Lipper Money Market Fund Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

WHAT MAJOR FACTORS AFFECTED THE MONEY MARKET IN 2005?

Real gross domestic product in the United States grew 2.8% during the first three quarters of 2005. Despite disruptions from major hurricanes in late summer and early fall of 2005, real gross domestic product still increased at a 4.1% annualized rate in the third quarter. Advance estimates from the Bureau of Economic Analysis showed that the economy grew at a 1.1% pace in the fourth quarter of 2005, as consumer spending slowed and government spending on defense fell sharply. Nonfarm payrolls increased by more than two million during the year, and the unemployment rate fell below 5% in December.

The Federal Open Market Committee met eight times in 2005 and raised the federal funds target rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) At year-end, the federal funds target rate stood at 4.25%, its highest level in more than four years. From December 31, 2004, through December 31, 2005, the yield on the benchmark three-month Treasury bill rose from 2.23% to 4.08%, while three-month LIBOR increased from 2.56% to 4.54% over the same period.(1) The yield curve flattened during this period as the Federal Open Market Committee kept raising the targeted federal funds rate. Over the course of 2005, the difference in yield between the benchmark two-year Treasury note and the benchmark 10-year Treasury note declined from 115 basis points to zero.(1)

HOW DID YOU POSITION THE PORTFOLIO IN THIS ENVIRONMENT?

The Portfolio invested in securities issued by the U.S. Treasury and government-sponsored agencies and in securities rated Tier 1 that were issued by finance, insurance, brokerage, and industrial companies, as well as banks and bank holding companies. Tier 1 securities are securities in the highest rating category of major rating agencies.

For the first eight months of 2005, we maintained the average maturity of the Portfolio between 50 and 60 days. In the wake of hurricane Katrina, the fixed-income markets rallied, and by the end of September 2005, we shortened the average maturity of the


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

1. Source: Bloomberg

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.MAINSTAYfunds.com     M-69

Portfolio to approximately 40 days. In the following weeks, interest rates rose in anticipation of additional interest-rate hikes from the Federal Reserve, and we began to increase the Portfolio's average maturity. At year-end 2005, the average maturity of the Portfolio was approximately 70 days.

A statement released at the December 2005 meeting of the Federal Open Market Committee no longer described monetary policy as being accommodative. In early January, after the minutes of the December FOMC meeting were released, the market appeared to have reduced its expectation of further moves to increase interest rates. While the chances of a rate increase at the end of January 2006 were still greater than 90%, the chances of a 25-basis-point rate increase in March, as implied by the April federal funds futures contract, were about 65%. The minutes suggested that the Federal Open Market Committee felt that it had arrived at a neutral monetary policy and that further monetary policy tightening would be contingent on the strength of economic data.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CASH MANAGEMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-70   MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (100.7%)+
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (1.0%)
Deutsche Bank AG
  4.175%, due 4/3/06                                $3,000,000   $  2,999,222
                                                                 ------------
COMMERCIAL PAPER (51.4%)
Abbey National North America LLC
  4.15%, due 2/2/06                                  3,000,000      2,988,588
  4.40%, due 4/21/06                                 3,100,000      3,057,944
ABN-Amro N.A. Finance, Inc.
  4.25%, due 1/19/06                                 4,000,000      3,991,028
Allianz Finance Corp.
  4.175%, due 2/3/06 (a)                             3,000,000      2,988,171
American General Finance Corp.
  4.08%, due 1/23/06                                 3,225,000      3,216,593
  4.17%, due 1/19/06                                 1,975,000      1,970,654
ANZ Delaware, Inc.
  4.37%, due 4/18/06                                 3,000,000      2,960,670
Atlantis One Funding Corp.
  4.14%, due 1/13/06                                 3,200,000      3,195,216
Barclays U.S. Funding Corp.
  4.26%, due 2/27/06                                 3,000,000      2,979,410
  4.32%, due 1/6/06                                  3,000,000      2,997,840
BP Amoco Capital PLC
  4.00%, due 1/20/06                                 4,000,000      3,991,111
Chevron Funding Corp.
  4.17%, due 1/26/06                                 1,375,000      1,370,859
  4.25%, due 1/4/06                                  3,000,000      2,998,584
Deutsche Bank Financial LLC
  4.29%, due 1/11/06                                 3,000,000      2,996,067
Dexia Delaware LLC
  4.14%, due 1/31/06                                 4,300,000      4,284,670
  4.41%, due 3/10/06                                 3,000,000      2,974,642
European Investment Bank
  4.21%, due 2/21/06                                 3,000,000      2,981,756
General Electric Capital Corp.
  4.28%, due 2/7/06                                  4,000,000      3,981,929
Goldman Sachs Group, Inc. (The)
  4.26%, due 2/23/06                                 3,000,000      2,980,830
  4.41%, due 5/15/06                                 3,000,000      2,950,387
HBOS Treasury Services PLC
  4.20%, due 1/26/06                                 2,975,000      2,965,976
  4.25%, due 2/15/06                                 3,000,000      2,983,709
ING U.S. Funding LLC
  4.06%, due 1/18/06                                 3,000,000      2,993,910
  4.275%, due 2/28/06                                2,000,000      1,985,987
KfW International Finance, Inc.
  3.83%, due 2/14/06 (a)                             3,900,000      3,881,329
  4.04%, due 1/5/06 (a)                              3,000,000      2,998,317
  4.35%, due 5/5/06                                  2,000,000      1,969,792
Lloyds Bank PLC
  4.11%, due 1/9/06                                  3,000,000      2,996,917
  4.26%, due 2/3/06                                  3,000,000      2,987,930

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
COMMERCIAL PAPER (CONTINUED)
MetLife Funding, Inc.
  4.24%, due 2/21/06                                $2,000,000   $  1,987,752
National Australia Funding
  4.275%, due 1/18/06                                4,000,000      3,991,450
Nationwide Building Society
  4.29%, due 1/3/06                                  4,000,000      3,998,570
Nestle Capital Corp.
  4.02%, due 1/31/06 (a)                             1,400,000      1,395,154
  4.09%, due 1/10/06                                 3,000,000      2,996,592
  4.26%, due 1/27/06                                 3,800,000      3,787,859
Private Export Funding Corp.
  4.18%, due 3/23/06 (a)                             4,000,000      3,961,915
  4.25%, due 4/18/06 (a)                             3,000,000      2,961,750
Rabobank USA Financial Corp.
  4.42%, due 5/15/06                                 2,900,000      2,851,933
Royal Bank of Canada
  4.015%, due 1/17/06                                3,675,000      3,668,032
San Paolo IMI U.S. Financial Co.
  4.07%, due 1/17/06                                 2,500,000      2,495,196
  4.31%, due 3/2/06                                    925,000        918,246
  4.38%, due 3/2/06                                  2,600,000      2,580,703
Shell International Finance B.V.
  3.95%, due 1/4/06                                  3,000,000      2,998,684
  4.30%, due 2/13/06                                 4,000,000      3,978,978
Societe Generale North America, Inc.
  4.05%, due 1/27/06                                 3,200,000      3,190,280
Svenska Handelsbanken AB
  4.01%, due 1/11/06                                 3,000,000      2,996,325
  4.50%, due 6/15/06                                 3,030,000      2,967,128
Swiss Re Financial Products
  3.86%, due 2/1/06 (a)                              3,000,000      2,989,707
Toyota Motor Credit Corp.
  4.04%, due 1/17/06                                 3,550,000      3,543,228
  4.38%, due 3/22/06                                 3,000,000      2,970,435
UBS Finance (Delaware) LLC
  4.14%, due 1/12/06                                 1,175,000      1,173,379
  4.28%, due 3/2/06                                  2,950,000      2,928,606
  4.44%, due 4/17/06                                 3,000,000      2,960,410
                                                                 ------------
                                                                  157,913,128
                                                                 ------------
CORPORATE BONDS (14.1%)
Bank of America Corp.
  7.125%, due 9/15/06                                3,000,000      3,054,838
Bank One Corp.
  6.50%, due 2/1/06                                  3,700,000      3,708,508
Citigroup, Inc.
  4.495%, due 5/19/06 (b)                            3,000,000      3,001,708
  4.625%, due 3/20/06 (b)                            3,000,000      3,001,082
FleetBoston Financial Corp.
  4.875%, due 12/1/06                                3,697,000      3,701,307

+ Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
International Business Machines Corp.
  4.875%, due 10/1/06                               $3,000,000   $  3,003,990
Morgan Stanley
  4.263%, due 1/12/07 (b)                            3,000,000      3,004,330
Royal Bank of Canada
  4.29%, due 3/16/06                                 3,000,000      2,999,841
USAA Auto Owner Trust Series 2005-3, Class A1
  4.17%, due 11/9/06                                 2,687,184      2,687,184
Wachovia Auto Owner Trust Series 2005-8, Class A1
  4.481%, due 12/20/06                               3,000,000      3,000,000
Wachovia Corp.
  4.95%, due 11/1/06                                 3,000,000      3,010,508
Wal-Mart Stores, Inc.
  4.351%, due 3/16/06 (b)                            3,050,000      3,049,353
Wells Fargo & Co.
  4.54%, due 3/3/06 (b)                              3,000,000      3,000,705
  4.581%, due 9/15/06 (b)                            3,000,000      3,002,774
                                                                 ------------
                                                                   43,226,128
                                                                 ------------
FOREIGN GOVERNMENT BONDS (2.0%)
Province of Quebec
  5.50%, due 4/11/06                                 3,000,000      3,009,694
Province of Quebec Series NY
  6.50%, due 1/17/06                                 3,000,000      3,003,569
                                                                 ------------
                                                                    6,013,263
                                                                 ------------
MEDIUM-TERM NOTES (9.4%)
American Express Credit Corp. Series B
  4.51%, due 9/19/06 (b)                             2,700,000      2,703,314
Bank One Corp.
  Series C
  4.452%, due 8/11/06 (b)                            3,350,000      3,353,461
General Electric Capital Corp.
  4.627%, due 9/18/06 (b)                            3,000,000      3,003,576
HSBC Finance Corp.
  4.266%, due 10/27/06 (b)                           3,000,000      3,001,793
Merrill Lynch & Co., Inc.
  4.697%, due 9/18/06 (b)                            3,000,000      3,004,825
  4.76%, due 3/7/06 (b)                              3,000,000      3,001,913
Morgan Stanley Group, Inc.
  4.799%, due 3/27/06 (b)                            3,000,000      3,002,058
SLM Corp.
  4.40%, due 1/25/06 (b)                             4,000,000      4,000,600
  Series A
  4.691%, due 9/15/06                                3,000,000      3,004,189
Toyota Motor Credit Corp.
  4.51%, due 6/12/06 (b)                               850,000        850,150
                                                                 ------------
                                                                   28,925,879
                                                                 ------------

                                                     PRINCIPAL      AMORTIZED
                                                        AMOUNT           COST
FEDERAL AGENCIES (22.8%)
Federal Home Loan Bank (Discount Note)
  4.30%, due 4/24/06                                $4,250,000   $  4,192,129
Federal Home Loan Mortgage Corporation (Discount Notes)
  4.03%, due 1/6/06                                  2,800,000      2,798,119
  4.07%, due 1/18/06                                   700,000        698,566
  4.19%, due 3/15/06                                 2,425,000      2,404,114
  4.20%, due 3/21/06                                 3,351,000      3,319,724
  4.21%, due 1/30/06                                 3,000,000      2,989,475
  4.22%, due 4/11/06                                 2,600,000      2,569,217
  4.248%, due 2/22/06                                3,500,000      3,478,111
  4.25%, due 3/13/06                                 1,550,000      1,536,825
  4.32%, due 3/14/06                                 3,400,000      3,370,216
  4.362%, due 4/13/06                                3,700,000      3,653,824
  4.38%, due 5/2/06                                  5,150,000      5,073,557
  4.39%, due 5/9/06                                  1,325,000      1,304,157
Federal National Mortgage Association (Discount Notes)
  4.03%, due 1/3/06                                  2,700,000      2,699,093
  4.22%, due 2/8/06                                  2,200,000      2,189,943
  4.23%, due 4/5/06                                  4,400,000      4,350,885
  4.24%, due 2/13/06                                 3,825,000      3,805,178
  4.25%, due 3/8/06                                    425,000        421,639
  4.26%, due 3/15/06                                 4,175,000      4,138,441
  4.28%, due 3/1/06                                  1,625,000      1,613,408
  4.28%, due 3/31/06                                 1,675,000      1,657,077
  4.285%, due 3/8/06                                 1,675,000      1,661,642
  4.30%, due 3/29/06                                 3,000,000      2,968,467
  4.31%, due 4/26/06                                 3,000,000      2,958,337
  4.42%, due 5/26/06                                 4,300,000      4,222,920
                                                                 ------------
                                                                   70,075,064
                                                                 ------------
Total Short-Term Investments
  (Amortized Cost
  $309,152,684) (c)                                      100.7%   309,152,684
Liabilities in Excess of Cash and Other Assets            (0.7)    (2,252,200)
                                                    ----------   ------------
Net Assets                                               100.0%  $306,900,484
                                                    ==========   ============

(a)  May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.

 M-72 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

                                                     AMORTIZED
                                                        COST       PERCENT+
INDUSTRY DIVERSIFICATION
Auto Finance                                        $  5,687,184        1.9%
Banks #                                              139,456,151       45.4
Computers                                              3,003,991        1.0
Diversified Financial Services                        60,551,585       19.7
Federal Agencies                                      70,075,063       22.8
Foreign Government                                     6,013,263        2.0
Insurance                                              5,977,878        1.9
Oil - Integrated Domestic                             15,338,216        5.0
Retail Trade                                           3,049,353        1.0
                                                    ------------   --------
                                                     309,152,684      100.7
Liabilities in Excess of
  Cash and Other Assets                               (2,252,200)      (0.7)
                                                    ------------   --------
Net Assets                                          $306,900,484      100.0%
                                                    ============   ========

+    Percentages indicated are based on Portfolio net assets.
#    The Portfolio will invest more than 25% of the market
     value of its total assets in the securities of banks and
     bank holding companies, including certificates of deposit
     and bankers' acceptances.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (amortized cost $309,152,684)                 $309,152,684
Cash                                                  30,387
Receivables:
  Fund shares sold                                 1,596,778
  Interest                                           626,417
Other assets                                           5,068
                                                ------------
    Total assets                                 311,411,334
                                                ------------
LIABILITIES:
Payables:
  Fund shares redeemed                             4,215,851
  Shareholder communication                           65,230
  Adviser                                             61,543
  Administrator                                       49,160
  Professional                                        30,710
  Custodian                                            5,703
Accrued expenses                                      15,483
Dividend payable                                      67,170
                                                ------------
    Total liabilities                              4,510,850
                                                ------------
Net assets                                      $306,900,484
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  700 million shares authorized                 $  3,069,008
Additional paid-in capital                       303,826,374
Accumulated net realized gain on investments           5,102
                                                ------------
Net assets applicable to outstanding shares     $306,900,484
                                                ============
Shares of capital stock outstanding              306,900,789
                                                ============
Net asset value per share outstanding           $       1.00
                                                ============

 M-74 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                        $9,767,995
                                                  ----------
EXPENSES:
  Advisory                                           758,872
  Administration                                     607,024
  Professional                                        64,110
  Custodian                                           26,030
  Shareholder communication                           25,106
  Directors                                           21,347
  Miscellaneous                                       26,178
                                                  ----------
    Total expenses before reimbursement            1,528,667
  Reimbursement from affiliates for printing and
    mailing costs (see Note 3(B))                   (605,403)
                                                  ----------
  Net expenses                                       923,264
                                                  ----------
Net investment income                              8,844,731
                                                  ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                       6,379
                                                  ----------
Net increase in net assets resulting from
  operations                                      $8,851,110
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $   8,844,731   $   2,962,243
 Net realized gain (loss) on
  investments                           6,379          (1,277)
                                -----------------------------
 Net increase in net assets
  resulting from operations         8,851,110       2,960,966
                                -----------------------------

Dividends and distributions to
 shareholders:
 From net investment income        (8,844,731)     (2,962,243)
 From net realized gain on
  investments                              --          (4,788)
                                -----------------------------
 Total dividends and
  distributions to
  shareholders                     (8,844,731)     (2,967,031)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                          258,807,221     567,122,376
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions                 8,844,731       2,967,031
                                -----------------------------
                                  267,651,952     570,089,407
 Cost of shares redeemed         (269,417,403)   (621,398,239)
                                -----------------------------
  Decrease in net assets
   derived from capital share
   transactions                    (1,765,451)    (51,308,832)
                                -----------------------------
  Net decrease in net assets       (1,759,072)    (51,314,897)

NET ASSETS:
Beginning of year                 308,659,556     359,974,453
                                -----------------------------
End of year                     $ 306,900,484   $ 308,659,556
                                =============================

 M-76 MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                        YEAR ENDED DECEMBER 31,
                                    2005           2004           2003           2002           2001
Net asset value at beginning
  of year                         $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  --------       --------       --------       --------       --------
Net investment income                 0.03           0.01           0.01           0.01           0.04
Net realized and unrealized
  gain on investments                 0.00(a)        0.00(a)        0.00(a)        0.00(a)        0.00(a)
                                  --------       --------       --------       --------       --------
Total from investment
  operations                          0.03           0.01           0.01           0.01           0.04
                                  --------       --------       --------       --------       --------
Less dividends and
  distributions:
  From net investment income         (0.03)         (0.01)         (0.01)         (0.01)         (0.04)
  In excess of net investment
    income                              --          (0.00)(a)      (0.00)(a)      (0.00)(a)      (0.00)(a)
                                  --------       --------       --------       --------       --------
Total dividends and
  distributions                      (0.03)         (0.01)         (0.01)         (0.01)         (0.04)
                                  --------       --------       --------       --------       --------
Net asset value at end of year    $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                                  ========       ========       ========       ========       ========
Total investment return               2.96%(b)       0.85%          0.67%          1.36%          3.84%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             2.91%          0.83%          0.67%          1.33%          3.57%
    Expenses                          0.30%          0.55%          0.55%          0.55%          0.54%
    Expenses (before
      reimbursement)                  0.50%          0.55%          0.55%          0.55%          0.54%
Net assets at end of year (in
  000's)                          $306,900       $308,660       $359,974       $518,348       $481,171

(a)  Less than one cent per share.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005. (see
     Note 3(B)).

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP COMMON STOCK PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   7.70%   -1.06%  9.05%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
12/31/95                                                  10000                       10000                       10000
                                                          12450                       12296                       12245
                                                          15780                       16398                       16267
                                                          19976                       21085                       20663
                                                          25962                       25521                       24984
                                                          25095                       23198                       23038
                                                          20808                       20441                       20170
                                                          15761                       15923                       15803
                                                          19918                       20491                       20526
                                                          22088                       22720                       22867
12/31/05                                                  23789                       23836                       24300

   ----- MainStay VP Common Stock Portfolio -- S&P 500 Index

   ----- Russell 1000 Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   7.39%   -1.32%  8.79%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP COMMON
                                                     STOCK PORTFOLIO              S&P 500 INDEX            RUSSELL 1000 INDEX
                                                   ------------------             -------------            ------------------
12/31/95                                                  10000                       10000                       10000
                                                          12422                       12296                       12245
                                                          15710                       16398                       16267
                                                          19841                       21085                       20663
                                                          25726                       25521                       24984
                                                          24809                       23198                       23038
                                                          20518                       20441                       20170
                                                          15503                       15923                       15803
                                                          19544                       20491                       20526
                                                          21620                       22720                       22867
12/31/05                                                  23218                       23836                       24300

   ----- MainStay VP Common Stock Portfolio -- S&P 500 Index

   ----- Russell 1000 Index

                                                              ONE    FIVE     TEN
BENCHMARKS                                                    YEAR   YEARS   YEARS
S&P 500(R) Index*                                             4.91%  0.54%   9.07%
Russell 1000(R) Index*                                        6.27   1.07    9.29

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 7.49% for the Initial Class and 7.22% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-78   MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,069.40             $1.56             $1,023.50              $1.53
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,067.75             $2.87             $1,022.25              $2.80
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.30% for Initial Class, 0.55% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.60 and $3.90 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.55 and $3.82 for the Initial Class and Service Class, respectively.

                                                  www.MAINSTAYfunds.com     M-79

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           98.1%
Short-Term Investments (collateral from securities lending
  is 4.6%)                                                               4.6
Investment Company                                                       2.4
Liabilities in Excess of Cash and Other Assets                          -5.1

See Portfolio of Investments on page M-83 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  ExxonMobil Corp.
 2.  General Electric Co.
 3.  S&P 500 Index -- SPDR Trust Series 1
 4.  Microsoft Corp.
 5.  MBNA Corp.
 6.  Pfizer, Inc.
 7.  Intel Corp.
 8.  International Business Machines Corp.
 9.  Cisco Systems, Inc.
10.  Citigroup, Inc.

 M-80   MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks long-term growth of capital and normally invests at least 80% of its assets in common stock. The Portfolio's management process is based on a bottom-up, quantitative model. We seek to identify large-cap companies that have a high probability of outperforming the S&P 500(R) Index* over the following six to 12 months. The Portfolio is managed with a large-cap core orientation.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Common Stock Portfolio returned 7.70% for Initial Class shares and 7.39% for Service Class shares. Both share classes outperformed the 5.77% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also outperformed the 4.91% return of the S&P 500(R) Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

Strong stock selection in every sector, coupled with overweighted positions in the energy, financials, and utilities sectors, helped the Portfolio outperform the S&P 500(R) Index. The Portfolio was underweighted in consumer discretionary, the worst-performing sector in the Index. This positioning contributed to the Portfolio's strong performance.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING 2005?

A number of factors weighed heavily on the equity markets in 2005. Oil prices soared when global demand outpaced capacity. The Federal Open Market Committee raised the targeted federal funds rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Hurricanes ravaged the Gulf Coast and Florida, and General Motors faced financial setbacks.

According to Russell data, mid-capitalization stocks generally outpaced small-cap and large-cap issues in 2005. The markets favored value stocks over growth stocks at all capitalization levels.

DID YOU MAKE ANY DECISIONS THAT AFFECTED THE PORTFOLIO DURING THE YEAR?

There were no changes in the Portfolio's investment approach in 2005. We continued to adhere to our disciplined, quantitative investment process as we sought to identify attractive investment opportunities for the Portfolio.

WHAT WERE SOME OF THE PORTFOLIO'S STRONGEST-PERFORMING SECURITIES IN 2005?

On the basis of impact, which takes weightings and total returns into consideration, Apple Computer was the strongest positive contributor to the Portfolio's performance in 2005. The company's stock advanced on strong sales of the company's iPod music players. Burlington Resources, an independent oil and gas producer, benefited from elevated energy prices and also made a strong positive contribution to the Portfolio's performance. Health insurance provider UnitedHealth Group was another strong performer. Our proprietary model found all three of these stocks compelling because of their attractive valuations.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Fannie Mae, a government-sponsored provider of financial products for low-, moderate-, and middle-income families, took the largest toll on the Portfolio's performance. International Business Machines, the major computer equipment vendor and information technology services provider, had a difficult year. Verizon Communications, which provides local and long-distance phone and data services, also underperformed. The Portfolio was overweighted relative to the S&P 500(R) Index* in each of these stocks, and all of them posted negative returns for the year.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

The Investment and Performance Comparison and the Portfolio Management Discussion and Analysis for this Portfolio have not been audited.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.MAINSTAYfunds.com     M-81

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE YEAR?

When our model identified semiconductor chip maker Intel as a purchase candidate, we added to the Portfolio's existing position throughout the year. Although the stock had positive performance in 2005, the Portfolio's position made a negative contribution to relative performance. We also added to the Portfolio's holdings in financial services provider American Express and in radio, television, and movie company Viacom. Our model identified both of these stocks as purchase candidates. American Express made a positive contribution to performance for the period it was held in the Portfolio. Viacom's contribution was negative.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT SALES DURING 2005?

We sold shares of global insurance company American International Group throughout the year, but retained a position in the stock. We also sold shares of Federal Home Loan, which provides funds for residential mortgages. Both of these stocks made a negative contribution to the Portfolio's performance in 2005. Retailing giant Wal-Mart, on the other hand, made a positive contribution to the Portfolio's performance. We sold a portion of the Portfolio's position during the year. All three sales were initiated when our proprietary model identified the securities as sale candidates.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE YEAR?

The Portfolio's sector weights are driven by our proprietary model, not by a process of top-down sector selection. In 2005, the Portfolio's largest sector-weighting increases were in the utilities and energy sectors. The energy sector made the largest contribution to the Portfolio's return.

The Portfolio's most significant sector-weighting decreases for the year were in information technology and financials. The Portfolio benefited from the decrease in exposure to the information technology sector, since this sector provided mediocre performance in 2005. The Portfolio still holds a modestly overweighted position in financials relative to the S&P 500(R) Index.* The Portfolio's financial holdings contributed positively to performance.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE S&P 500(R) INDEX?*

During the 12-month reporting period, the Portfolio's most significantly overweighted positions relative to the S&P 500(R) Index* were in the utilities, energy, and technology sectors. Utilities and energy were among the largest contributors to the Portfolio's performance. The Portfolio's most significantly underweighted positions relative to the S&P 500(R) Index* during 2005 were in the consumer staples, industrials, and consumer discretionary sectors. With strong stock selection, Portfolio holdings in these underweighted sectors provided better performance than sector-related stocks in the S&P 500(R) Index.*


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP COMMON STOCK PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-82   MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (98.1%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Boeing Co. (The)                                       148,184   $ 10,408,444
Goodrich Corp.                                          15,070        619,377
Honeywell International, Inc.                           34,562      1,287,434
Lockheed Martin Corp.                                   92,951      5,914,472
Precision Castparts Corp.                               27,203      1,409,387
Raytheon Co.                                            35,934      1,442,750
Rockwell Collins, Inc.                                  21,272        988,510
                                                                 ------------
                                                                   22,070,374
                                                                 ------------
AIR FREIGHT & LOGISTICS (0.3%)
C.H. Robinson Worldwide, Inc.                           13,765        509,718
FedEx Corp.                                             13,115      1,355,960
Ryder System, Inc.                                      10,548        432,679
United Parcel Service, Inc. Class B                      9,373        704,381
                                                                 ------------
                                                                    3,002,738
                                                                 ------------
AIRLINES (0.1%)
Alaska Air Group, Inc. (a)                               3,270        116,804
Southwest Airlines Co.                                  28,165        462,751
                                                                 ------------
                                                                      579,555
                                                                 ------------
AUTO COMPONENTS (0.1%)
ArvinMeritor, Inc.                                       2,877         41,400
Dana Corp.                                               6,184         44,401
Goodyear Tire & Rubber Co. (The) (a)(b)                 43,238        751,476
Lear Corp. (b)                                           2,759         78,521
Modine Manufacturing Co.                                 2,792         90,991
Visteon Corp. (a)                                       10,930         68,422
                                                                 ------------
                                                                    1,075,211
                                                                 ------------
AUTOMOBILES (0.8%)
Ford Motor Co. (b)                                     447,310      3,453,233
General Motors Corp. (b)                                70,215      1,363,575
Harley-Davidson, Inc. (b)                               46,824      2,410,968
                                                                 ------------
                                                                    7,227,776
                                                                 ------------
BEVERAGES (0.9%)
Brown-Forman Corp. Class B                               3,357        232,707
Coca-Cola Co. (The)                                    117,410      4,732,797
Coca-Cola Enterprises, Inc.                             25,379        486,515
Constellation Brands, Inc. Class A (a)                   7,935        208,135
Pepsi Bottling Group, Inc. (The)                        28,636        819,276
PepsiCo, Inc.                                           30,756      1,817,064
                                                                 ------------
                                                                    8,296,494
                                                                 ------------
BIOTECHNOLOGY (1.3%)
Amgen, Inc. (a)                                        125,346      9,884,786
Applera Corp.-Applied BioSystems Group                  19,657        522,090
Biogen Idec, Inc. (a)                                   13,702        621,112


                                                        SHARES          VALUE
BIOTECHNOLOGY (CONTINUED)
Chiron Corp. (a)                                         2,864   $    127,333
Invitrogen Corp. (a)                                     2,126        141,677
Techne Corp. (a)                                         7,857        441,171
Vertex Pharmaceuticals, Inc. (a)(b)                      3,840        106,253
                                                                 ------------
                                                                   11,844,422
                                                                 ------------
BUILDING PRODUCTS (0.4%)
Masco Corp. (b)                                        106,099      3,203,129
                                                                 ------------

CAPITAL MARKETS (3.5%)
A.G. Edwards, Inc.                                       9,638        451,637
Ameriprise Financial, Inc.                              39,914      1,636,482
Bank of New York Co., Inc. (The)                        62,225      1,981,866
Charles Schwab Corp. (The)                             171,219      2,511,783
E*TRADE Financial Corp. (a)                             90,598      1,889,874
Federated Investors, Inc. Class B                       13,963        517,190
Franklin Resources, Inc.                                24,483      2,301,647
Goldman Sachs Group, Inc. (The)                         11,414      1,457,682
Janus Capital Group, Inc.                               45,066        839,580
Jefferies Group, Inc.                                    3,975        178,795
LaBranche & Co., Inc. (a)(b)                             5,108         51,642
Legg Mason, Inc.                                        27,481      3,289,201
Lehman Brothers Holdings, Inc.                          33,291      4,266,907
Merrill Lynch & Co., Inc.                               26,999      1,828,642
Morgan Stanley                                          99,802      5,662,765
Northern Trust Corp.                                    15,020        778,336
Raymond James Financial, Inc.                            4,618        173,960
State Street Corp.                                      27,035      1,498,820
T. Rowe Price Group, Inc.                               10,521        757,828
Waddell & Reed Financial, Inc. Class A                   6,630        139,031
                                                                 ------------
                                                                   32,213,668
                                                                 ------------
CHEMICALS (0.4%)
E.I. du Pont de Nemours & Co.                           35,404      1,504,670
Eastman Chemical Co.                                     2,899        149,559
FMC Corp. (a)                                            2,959        157,330
Lyondell Chemical Co. (b)                               16,557        394,388
Monsanto Co.                                            10,739        832,595
Olin Corp.                                               5,758        113,317
Rohm & Haas Co.                                          5,880        284,710
Scotts Miracle-Gro Co. (The) Class A                     5,468        247,372
Sensient Technologies Corp.                              9,626        172,305
                                                                 ------------
                                                                    3,856,246
                                                                 ------------
COMMERCIAL BANKS (2.7%)
Bank of America Corp.                                   31,650      1,460,647
Bank of Hawaii Corp.                                     4,220        217,499

+ Percentages indicated are based on Portfolio net assets.
++ Less than one tenth of a percent.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL BANKS (CONTINUED)
BB&T Corp.                                              89,044   $  3,731,834
City National Corp.                                      1,666        120,685
Comerica, Inc.                                          41,366      2,347,934
Compass Bancshares, Inc.                                15,145        731,352
Cullen/Frost Bankers, Inc.                               3,749        201,246
Huntington Bancshares, Inc. (b)                          8,595        204,131
KeyCorp                                                 59,182      1,948,863
National City Corp.                                    137,373      4,611,612
Regions Financial Corp.                                 18,496        631,823
SunTrust Banks, Inc.                                    19,578      1,424,495
SVB Financial Group (a)                                  1,530         71,665
U.S. Bancorp                                            11,129        332,646
Unizan Financial Corp.                                  26,803        711,888
Wachovia Corp.                                          12,170        643,306
Wells Fargo & Co.                                       81,313      5,108,896
Wilmington Trust Corp.                                   5,463        212,565
Zions Bancorporation                                     3,654        276,096
                                                                 ------------
                                                                   24,989,183
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (1.3%)
Adesa, Inc.                                              3,574         87,277
Allied Waste Industries, Inc. (a)(b)                    28,607        250,025
Brink's Co. (The)                                        2,258        108,181
Cendant Corp.                                          209,719      3,617,653
Corporate Executive Board Co. (The)                      4,919        441,234
Dun & Bradstreet Corp. (The) (a)                        11,760        787,450
Equifax, Inc.                                           26,731      1,016,313
Herman Miller, Inc.                                      2,901         81,779
HNI Corp.                                                6,764        371,547
Monster Worldwide, Inc. (a)(b)                           9,872        402,975
Republic Services, Inc.                                 15,434        579,547
Robert Half International, Inc.                         20,906        792,128
Stericycle, Inc. (a)                                     1,795        105,690
Waste Management, Inc.                                 112,249      3,406,757
                                                                 ------------
                                                                   12,048,556
                                                                 ------------
COMMUNICATIONS EQUIPMENT (3.2%)
ADC Telecommunications, Inc. (a)                         4,674        104,417
ADTRAN, Inc.                                             8,386        249,400
V  Cisco Systems, Inc. (a)                             828,953     14,191,675
CommScope, Inc. (a)                                      2,401         48,332
Corning, Inc. (a)                                      235,241      4,624,838
Dycom Industries, Inc. (a)                               4,551        100,122
Harris Corp.                                             6,391        274,877
Motorola, Inc.                                         380,415      8,593,575
Powerwave Technologies, Inc. (a)(b)                     17,405        218,781
QUALCOMM, Inc.                                           1,917         82,584


                                                        SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Scientific-Atlanta, Inc.                                 4,687   $    201,869
Tellabs, Inc. (a)                                       18,028        196,505
                                                                 ------------
                                                                   28,886,975
                                                                 ------------
COMPUTERS & PERIPHERALS (4.7%)
Apple Computer, Inc. (a)                                64,371      4,627,631
Dell, Inc. (a)                                         232,602      6,975,734
Hewlett-Packard Co.                                    444,676     12,731,074
Imation Corp.                                            8,363        385,283
V  International Business Machines Corp.               190,246     15,638,221
Lexmark International, Inc. Class A (a)                 14,223        637,617
QLogic Corp. (a)                                         6,338        206,048
SanDisk Corp. (a)                                        7,352        461,853
Sun Microsystems, Inc. (a)                             134,919        565,311
Western Digital Corp. (a)                               10,262        190,976
                                                                 ------------
                                                                   42,419,748
                                                                 ------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                              4,183        323,179
Granite Construction, Inc.                               4,066        146,010
Quanta Services, Inc. (a)(b)                            27,334        359,989
                                                                 ------------
                                                                      829,178
                                                                 ------------
CONSTRUCTION MATERIALS (0.3%)
Martin Marietta Materials, Inc.                         11,427        876,679
Vulcan Materials Co.                                    20,994      1,422,343
                                                                 ------------
                                                                    2,299,022
                                                                 ------------
CONSUMER FINANCE (3.9%)
American Express Co.                                   205,372     10,568,443
AmeriCredit Corp. (a)                                   34,956        895,922
Capital One Financial Corp.                             36,630      3,164,832
V  MBNA Corp.                                          772,691     20,986,288
                                                                 ------------
                                                                   35,615,485
                                                                 ------------
CONTAINERS & PACKAGING (0.1%)
Longview Fibre Co.                                       4,089         85,092
Pactiv Corp. (a)(b)                                     30,222        664,884
                                                                 ------------
                                                                      749,976
                                                                 ------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. (b)                                   12,147        533,496
                                                                 ------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc. Class A (a)                           2,409        145,648
Career Education Corp. (a)(b)                            8,189        276,133
Education Management Corp. (a)                           8,259        276,759
H&R Block, Inc.                                         26,650        654,257
Sotheby's Holdings, Inc. Class A (a)                     1,843         33,837
                                                                 ------------
                                                                    1,386,634
                                                                 ------------

 M-84 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (2.9%)
CIT Group, Inc.                                         42,324   $  2,191,537
V  Citigroup, Inc.                                     285,874     13,873,465
JPMorgan Chase & Co.                                   124,795      4,953,114
Moody's Corp.                                           30,529      1,875,091
Principal Financial Group, Inc.                         70,086      3,324,179
                                                                 ------------
                                                                   26,217,386
                                                                 ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.7%)
AT&T, Inc.                                             506,179     12,396,324
CenturyTel, Inc.                                        32,233      1,068,846
Cincinnati Bell, Inc. (a)                               60,623        212,787
Citizens Communications Co.                             55,580        679,743
Qwest Communications International, Inc. (a)(b)        317,763      1,795,361
Verizon Communications, Inc.                           274,597      8,270,862
                                                                 ------------
                                                                   24,423,923
                                                                 ------------
ELECTRIC UTILITIES (2.5%)
Allegheny Energy, Inc. (a)                              32,202      1,019,193
American Electric Power Co., Inc.                       96,229      3,569,134
Cinergy Corp.                                          150,704      6,398,892
DPL, Inc.                                               10,090        262,441
Edison International                                    80,504      3,510,779
Entergy Corp.                                           44,236      3,036,801
FirstEnergy Corp.                                       47,926      2,347,895
Great Plains Energy, Inc.                                2,951         82,510
Pepco Holdings, Inc.                                     7,776        173,949
Pinnacle West Capital Corp. (b)                          3,330        137,695
Sierra Pacific Resources (a)                            22,158        288,940
Southern Co. (The) (b)                                  56,696      1,957,713
Westar Energy, Inc.                                      3,495         75,142
                                                                 ------------
                                                                   22,861,084
                                                                 ------------
ELECTRICAL EQUIPMENT (0.1%)
Emerson Electric Co.                                    17,878      1,335,487
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.6%)
Agilent Technologies, Inc. (a)                          77,766      2,588,830
Arrow Electronics, Inc. (a)                             29,155        933,835
Avnet, Inc. (a)                                         24,060        575,996
CDW Corp.                                                2,524        145,307
Plexus Corp. (a)                                         5,815        132,233
Sanmina-SCI Corp. (a)                                   65,506        279,056
Solectron Corp. (a)                                    241,015        882,115
Tech Data Corp. (a)                                      2,295         91,066
                                                                 ------------
                                                                    5,628,438
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.9%)
BJ Services Co.                                         13,971        512,317
Cooper Cameron Corp. (a)                                17,486        723,920
Grant Prideco, Inc. (a)                                  5,009        220,997
Helmerich & Payne, Inc.                                 12,646        782,914


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (CONTINUED)
Patterson-UTI Energy, Inc.                               6,836   $    225,246
Pride International, Inc. (a)                           12,685        390,064
Schlumberger, Ltd.                                      17,331      1,683,707
Transocean, Inc. (a)                                    52,775      3,677,890
                                                                 ------------
                                                                    8,217,055
                                                                 ------------
FOOD & STAPLES RETAILING (1.2%)
Albertson's, Inc. (b)                                   81,787      1,746,152
Kroger Co. (The) (a)                                    98,207      1,854,148
Safeway, Inc. (b)                                       74,526      1,763,285
SUPERVALU, INC                                          27,726        900,540
Wal-Mart Stores, Inc.                                   98,126      4,592,297
Whole Foods Market, Inc. (b)                             5,296        409,857
                                                                 ------------
                                                                   11,266,279
                                                                 ------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                             126,945      3,130,464
ConAgra Foods, Inc.                                     10,953        222,127
Dean Foods Co. (a)                                      36,286      1,366,531
General Mills, Inc.                                     57,919      2,856,565
JM Smucker Co. (The)                                     2,366        104,104
Kellogg Co.                                             15,424        666,625
McCormick & Co., Inc.                                   21,747        672,417
Tyson Foods, Inc. Class A (b)                           31,383        536,649
                                                                 ------------
                                                                    9,555,482
                                                                 ------------
GAS UTILITIES (0.3%)
Equitable Resources, Inc.                               24,922        914,388
National Fuel Gas Co.                                    6,794        211,905
Nicor, Inc.                                             10,889        428,047
Questar Corp.                                           10,566        799,846
                                                                 ------------
                                                                    2,354,186
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Bausch & Lomb, Inc. (b)                                  6,229        422,949
Baxter International, Inc.                              98,341      3,702,539
Beckman Coulter, Inc.                                    2,577        146,631
Becton, Dickinson & Co.                                 10,174        611,254
Cytyc Corp. (a)                                          4,594        129,689
Guidant Corp.                                            8,610        557,497
Hospira, Inc. (a)                                       29,850      1,276,983
Intuitive Surgical, Inc. (a)                             1,399        164,061
PerkinElmer, Inc.                                       10,493        247,215
Thermo Electron Corp. (a)                                6,390        192,531
Varian Medical Systems, Inc. (a)                        26,875      1,352,888
Varian, Inc. (a)                                         2,672        106,319
Waters Corp. (a)                                         4,456        168,437
                                                                 ------------
                                                                    9,078,993
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (5.4%)
Aetna, Inc.                                             71,364      6,730,339
AmerisourceBergen Corp.                                 51,492      2,131,769
Apria Healthcare Group, Inc. (a)                         6,136        147,939
Cardinal Health, Inc.                                  105,535      7,255,531

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Caremark Rx, Inc. (a)                                   72,309   $  3,744,883
CIGNA Corp.                                             21,523      2,404,119
Community Health Systems, Inc. (a)                      12,131        465,103
Coventry Health Care, Inc. (a)                          26,524      1,510,807
Health Net, Inc. (a)                                    27,868      1,436,595
Humana, Inc. (a)                                        39,988      2,172,548
Lincare Holdings, Inc. (a)                              11,980        502,082
Manor Care, Inc.                                        13,024        517,964
McKesson Corp.                                          74,925      3,865,381
Medco Health Solutions, Inc. (a)                        11,452        639,022
Omnicare, Inc.                                           4,250        243,185
Tenet Healthcare Corp. (a)                              19,153        146,712
Triad Hospitals, Inc. (a)                                6,827        267,823
UnitedHealth Group, Inc.                               212,627     13,212,642
Universal Health Services, Inc. Class B (b)             13,830        646,414
WellPoint, Inc. (a)                                     11,700        933,543
                                                                 ------------
                                                                   48,974,401
                                                                 ------------
HEALTH CARE-SERVICES (0.4%)
HCA, Inc.                                               72,347      3,653,524
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Boyd Gaming Corp.                                        2,717        129,492
Brinker International, Inc. (b)                         18,115        700,326
CBRL Group, Inc.                                         7,779        273,432
Darden Restaurants, Inc.                                33,818      1,314,844
GTECH Holdings Corp.                                    19,114        606,678
Hilton Hotels Corp.                                     29,820        718,960
Marriott International, Inc. Class A                     7,381        494,306
Ruby Tuesday, Inc. (b)                                   8,014        207,482
Wendy's International, Inc.                              4,644        256,627
Yum! Brands, Inc.                                       58,771      2,755,184
                                                                 ------------
                                                                    7,457,331
                                                                 ------------
HOUSEHOLD DURABLES (0.5%)
American Greetings Corp. Class A                        16,631        365,383
Black & Decker Corp. (The) (b)                           3,056        265,750
Furniture Brands International, Inc.                    10,784        240,807
Maytag Corp.                                            11,941        224,730
Newell Rubbermaid, Inc.                                 67,943      1,615,685
Ryland Group, Inc.                                       1,935        139,572
Toll Brothers, Inc. (a)(b)                              26,185        907,048
Tupperware Brands Corp.                                 11,074        248,058
Whirlpool Corp. (b)                                      5,405        452,723
                                                                 ------------
                                                                    4,459,756
                                                                 ------------
HOUSEHOLD PRODUCTS (2.5%)
Church & Dwight Co., Inc.                                5,172        170,831
Clorox Co. (The)                                        25,395      1,444,722


                                                        SHARES          VALUE
HOUSEHOLD PRODUCTS (CONTINUED)
Colgate-Palmolive Co.                                   23,287   $  1,277,292
Energizer Holdings, Inc. (a)                            14,487        721,308
Kimberly-Clark Corp.                                   117,699      7,020,745
Procter & Gamble Co. (The)                             201,773     11,678,642
                                                                 ------------
                                                                   22,313,540
                                                                 ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.0%)
AES Corp. (The) (a)                                     73,401      1,161,938
Black Hills Corp.                                        1,323         45,789
Constellation Energy Group, Inc.                        29,292      1,687,219
TXU Corp.                                              115,556      5,799,756
                                                                 ------------
                                                                    8,694,702
                                                                 ------------
INDUSTRIAL CONGLOMERATES (2.8%)
3M Co.                                                   2,590        200,725
V  General Electric Co.                                689,891     24,180,680
Teleflex, Inc.                                           6,720        436,666
Textron, Inc.                                           11,018        848,166
                                                                 ------------
                                                                   25,666,237
                                                                 ------------
INSURANCE (7.7%)
ACE, Ltd.                                               70,184      3,750,633
AFLAC, Inc.                                            123,646      5,739,647
Allstate Corp. (The)                                    51,409      2,779,685
American Financial Group, Inc.                           8,075        309,353
American International Group, Inc.                     125,688      8,575,692
AmerUs Group Co.                                         7,073        400,827
Aon Corp.                                               78,545      2,823,693
Arthur J. Gallagher & Co.                                4,646        143,468
Chubb Corp. (The)                                       40,165      3,922,112
Everest Re Group, Ltd.                                   7,867        789,453
Fidelity National Financial, Inc.                       13,992        514,766
First American Corp.                                     3,872        175,402
Hanover Insurance Group, Inc. (The)                      2,188         91,393
Hartford Financial Services Group, Inc. (The)           18,156      1,559,419
HCC Insurance Holdings, Inc.                            12,624        374,680
Horace Mann Educators Corp.                              5,160         97,834
Lincoln National Corp.                                   8,381        444,444
Loews Corp.                                             22,365      2,121,320
MBIA, Inc. (b)                                          11,077        666,392
MetLife, Inc. (b)                                      174,062      8,529,038
Old Republic International Corp.                         7,373        193,615
Progressive Corp. (The) (b)                             40,731      4,756,566
Protective Life Corp.                                   17,121        749,386
Prudential Financial, Inc.                             103,489      7,574,360
SAFECO Corp.                                            13,213        746,535
St. Paul Travelers Cos., Inc. (The)                    167,057      7,462,436
StanCorp Financial Group, Inc.                           4,405        220,030
Torchmark Corp.                                          8,479        471,432
UnumProvident Corp. (b)                                 72,617      1,652,037

 M-86 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
INSURANCE (CONTINUED)
W.R. Berkley Corp.                                      28,133   $  1,339,693
XL Capital Ltd. Class A                                 23,300      1,569,954
                                                                 ------------
                                                                   70,545,295
                                                                 ------------
IT SERVICES (1.5%)
Acxiom Corp.                                            19,993        459,839
Ceridian Corp. (a)                                      17,857        443,746
Cognizant Technology Solutions Corp. Class A (a)         5,300        266,855
Computer Sciences Corp. (a)                             45,504      2,304,323
CSG Systems International, Inc. (a)                     12,188        272,036
DST Systems, Inc. (a)(b)                                11,490        688,366
First Data Corp.                                       190,836      8,207,856
Fiserv, Inc. (a)                                         8,153        352,780
MoneyGram International, Inc.                            3,457         90,159
MPS Group, Inc. (a)                                      8,145        111,342
Sabre Holdings Corp. Class A                            10,737        258,869
Unisys Corp. (a)                                        11,706         68,246
                                                                 ------------
                                                                   13,524,417
                                                                 ------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                                          3,938        160,119
Eastman Kodak Co. (b)                                   11,757        275,114
Hasbro, Inc.                                            28,533        575,796
                                                                 ------------
                                                                    1,011,029
                                                                 ------------
MACHINERY (0.5%)
Cummins, Inc. (b)                                        7,419        665,707
Eaton Corp.                                              6,029        404,486
Federal Signal Corp.                                     3,876         58,179
Illinois Tool Works, Inc. (b)                           14,032      1,234,676
Ingersoll-Rand Co. Class A                              17,566        709,139
Joy Global, Inc.                                        15,131        605,240
Navistar International Corp. (a)                         2,525         72,266
Nordson Corp.                                            3,928        159,123
Parker-Hannifin Corp.                                   14,549        959,652
SPX Corp.                                                3,094        141,612
                                                                 ------------
                                                                    5,010,080
                                                                 ------------
MARINE (0.0%)++
Alexander & Baldwin, Inc.                                3,552        192,660
                                                                 ------------

MEDIA (1.7%)
Catalina Marketing Corp.                                 3,327         84,339
CBS Corp. Class B                                            1             13
CCE Spinco, Inc. (When Issued) (a)                           1             10
Clear Channel Communications, Inc.                      89,253      2,807,007
Comcast Corp. Class A (a)(b)                             5,890        152,904
Emmis Communications Corp. Class A (a)(b)                8,209        163,441


                                                        SHARES          VALUE
MEDIA (CONTINUED)
Entercom Communications Corp. (a)                        3,067   $     90,998
Gannett Co., Inc.                                       30,561      1,851,080
Knight-Ridder, Inc.                                      2,806        177,620
McGraw-Hill Cos., Inc. (The)                            30,171      1,557,729
Media General, Inc. Class A                                987         50,041
Omnicom Group, Inc.                                     14,886      1,267,245
Readers Digest Association, Inc. (The)                   7,993        121,653
Time Warner, Inc.                                       50,780        885,603
Viacom Inc. Class B (a)                                150,924      6,210,502
Walt Disney Co. (The)                                    4,164         99,811
Westwood One, Inc.                                       5,350         87,205
                                                                 ------------
                                                                   15,607,201
                                                                 ------------
METALS & MINING (0.8%)
Freeport-McMoRan Copper & Gold, Inc. Class B (b)        44,124      2,373,871
Nucor Corp. (b)                                          7,717        514,878
Phelps Dodge Corp.                                      24,107      3,468,274
Steel Dynamics, Inc.                                     3,485        123,752
United States Steel Corp.                               14,131        679,277
                                                                 ------------
                                                                    7,160,052
                                                                 ------------
MULTILINE RETAIL (1.3%)
Big Lots, Inc. (a)                                       4,607         55,330
Dillard's, Inc. Class A                                  8,287        205,683
Dollar Tree Stores, Inc. (a)                            21,996        526,584
Federated Department Stores, Inc.                       33,044      2,191,809
J.C. Penney Co., Inc. (b)                               41,046      2,282,158
Nordstrom, Inc.                                         56,336      2,106,966
Saks, Inc. (a)(b)                                       23,220        391,489
Sears Holdings Corp. (a)(b)                              9,012      1,041,156
Target Corp.                                            56,813      3,123,011
                                                                 ------------
                                                                   11,924,186
                                                                 ------------
MULTI-UTILITIES (1.7%)
Alliant Energy Corp.                                     9,452        265,034
Centerpoint Energy, Inc. (b)                            62,114        798,165
CMS Energy Corp. (a)(b)                                 16,226        235,439
MDU Resources Group, Inc.                               14,828        485,469
NiSource, Inc.                                          18,924        394,755
PG&E Corp.                                              90,613      3,363,555
Public Service Enterprise Group, Inc. (b)              128,377      8,340,654
Puget Energy, Inc.                                       4,128         84,294
SCANA Corp.                                             13,841        545,059
TECO Energy, Inc.                                        7,965        136,839
Wisconsin Energy Corp.                                   9,611        375,406
Xcel Energy, Inc.                                        4,660         86,024
                                                                 ------------
                                                                   15,110,693
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (a)                                         38,652   $    566,252
                                                                 ------------

OIL, GAS & CONSUMABLE FUELS (10.0%)
Amerada Hess Corp.                                      16,920      2,145,794
Anadarko Petroleum Corp.                                44,172      4,185,297
Arch Coal, Inc.                                          2,618        208,131
Burlington Resources, Inc.                              81,703      7,042,799
Chevron Corp.                                           87,855      4,987,528
ConocoPhillips                                         134,796      7,842,431
Devon Energy Corp.                                     110,459      6,908,106
El Paso Corp .(b)                                       14,508        176,417
EOG Resources, Inc.                                     10,817        793,643
V  ExxonMobil Corp.                                    500,639     28,120,893
Forest Oil Corp. (a)                                       894         40,740
Kerr-McGee Corp.                                        26,893      2,443,498
Marathon Oil Corp.                                      60,710      3,701,489
Newfield Exploration Co. (a)                            17,501        876,275
Occidental Petroleum Corp.                              96,878      7,738,615
Overseas Shipholding Group, Inc.                         1,286         64,802
Peabody Energy Corp.                                    10,978        904,807
Pioneer Natural Resources Co.                           19,540      1,001,816
Plains Exploration & Production Co. (a)                  8,074        320,780
Pogo Producing Co. (b)                                  12,338        614,556
Southwestern Energy Co. (a)                              1,039         37,342
Sunoco, Inc. (b)                                        33,652      2,637,644
Valero Energy Corp.                                    139,273      7,186,487
Williams Cos., Inc. (The)                               50,579      1,171,915
                                                                 ------------
                                                                   91,151,805
                                                                 ------------
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.                                  4,210        141,498
Louisiana-Pacific Corp.                                  9,827        269,948
MeadWestvaco Corp.                                      30,676        859,848
Potlatch Corp.                                           3,619        184,497
Weyerhaeuser Co.                                         5,291        351,005
                                                                 ------------
                                                                    1,806,796
                                                                 ------------
PHARMACEUTICALS (5.0%)
Allergan, Inc.                                           5,285        570,569
Forest Laboratories, Inc. (a)                           83,648      3,402,801
Johnson & Johnson                                      176,588     10,612,939
King Pharmaceuticals, Inc. (a)                          49,660        840,247
Merck & Co., Inc.                                      307,569      9,783,770
Mylan Laboratories, Inc.                                12,205        243,612
V  Pfizer, Inc.                                        832,178     19,406,391
Watson Pharmaceuticals, Inc. (a)                        17,058        554,556
                                                                 ------------
                                                                   45,414,885
                                                                 ------------


                                                        SHARES          VALUE
REAL ESTATE (0.2%)
Apartment Investment & Management Co. Class A            3,817   $    144,550
Equity Office Properties Trust                          16,303        494,470
Highwoods Properties, Inc.                               2,165         61,594
New Plan Excel Realty Trust                              8,308        192,579
Public Storage, Inc.                                    14,431        977,267
Rayonier, Inc.                                           3,000        119,550
                                                                 ------------
                                                                    1,990,010
                                                                 ------------
ROAD & RAIL (0.8%)
Burlington Northern Santa Fe Corp.                      33,515      2,373,532
CNF, Inc.                                                6,483        362,335
CSX Corp.                                               17,386        882,687
Norfolk Southern Corp.                                  83,265      3,732,770
Swift Transportation Co., Inc. (a)                       9,477        192,383
                                                                 ------------
                                                                    7,543,707
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Advanced Micro Devices, Inc. (a)                        27,739        848,813
Fairchild Semiconductor International, Inc. (a)          4,740         80,153
Freescale Semiconductor, Inc. Class B (a)              100,351      2,525,835
V  Intel Corp.                                         711,080     17,748,557
Intersil Corp. Class A                                  12,421        309,034
Lam Research Corp. (a)                                  16,502        588,791
LSI Logic Corp. (a)(b)                                  64,029        512,232
MEMC Electronic Materials, Inc. (a)                      6,780        150,313
Micron Technology, Inc. (a)(b)                         102,122      1,359,244
National Semiconductor Corp.                            85,184      2,213,080
Novellus Systems, Inc. (a)                               5,393        130,079
NVIDIA Corp. (a)                                        12,757        466,396
Silicon Laboratories, Inc. (a)                           1,789         65,585
Texas Instruments, Inc.                                308,796      9,903,088
                                                                 ------------
                                                                   36,901,200
                                                                 ------------
SOFTWARE (3.6%)
Activision, Inc. (a)                                    10,789        148,241
Advent Software, Inc. (a)                                  666         19,254
Autodesk, Inc.                                          33,984      1,459,613
BMC Software, Inc. (a)                                  53,963      1,105,702
Cadence Design Systems, Inc. (a)(b)                     11,373        192,431
Citrix Systems, Inc. (a)                                13,632        392,329
Compuware Corp. (a)                                     93,136        835,430
Fair Isaac Corp. (b)                                    10,740        474,386
Intuit, Inc. (a)                                        37,216      1,983,613
McAfee, Inc. (a)                                        40,210      1,090,897
Mercury Interactive Corp. (a)                            3,489         96,959
V  Microsoft Corp.                                     834,990     21,834,989
Novell, Inc. (a)                                        78,559        693,676

 M-88 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
SOFTWARE (CONTINUED)
Parametric Technology Corp. (a)                         20,457   $    124,788
Reynolds & Reynolds Co. (The) Class A                    4,183        117,417
Siebel Systems, Inc.                                    20,494        216,827
Sybase, Inc. (a)                                         7,301        159,600
Symantec Corp. (a)                                      51,018        892,815
Synopsys, Inc. (a)                                      35,374        709,602
                                                                 ------------
                                                                   32,548,569
                                                                 ------------
SPECIALTY RETAIL (2.3%)
Abercrombie & Fitch Co. Class A (b)                     14,434        940,808
Advance Auto Parts, Inc. (a)                             8,769        381,101
Aeropostale, Inc. (a)                                    2,227         58,570
American Eagle Outfitters, Inc.                          5,836        134,111
AnnTaylor Stores Corp. (a)                               8,921        307,953
AutoNation, Inc. (a)                                    21,815        474,040
AutoZone, Inc. (a)                                      14,534      1,333,495
Barnes & Noble, Inc.                                    14,097        601,519
Best Buy Co., Inc.                                      43,322      1,883,641
Borders Group, Inc.                                     11,679        253,084
Chico's FAS, Inc. (a)                                    7,283        319,942
Circuit City Stores, Inc.                                8,096        182,889
Claire's Stores, Inc.                                   12,007        350,845
GameStop Corp. Class A (a)(b)                              949         30,197
Gap, Inc. (The)                                         94,670      1,669,979
Home Depot, Inc. (The)                                 121,135      4,903,545
Limited Brands, Inc.                                    45,007      1,005,906
Michaels Stores, Inc.                                   16,380        579,361
Office Depot, Inc. (a)                                  77,234      2,425,148
OfficeMax, Inc.                                          5,981        151,678
O'Reilly Automotive, Inc. (a)                            4,295        137,483
Pacific Sunwear of California, Inc. (a)(b)               9,354        233,102
Payless ShoeSource, Inc. (a)                            16,754        420,525
RadioShack Corp.                                        11,007        231,477
Rent-A-Center, Inc. (a)                                 17,854        336,726
Ross Stores, Inc. (b)                                    7,094        205,017
Sherwin-Williams Co. (The)                                 962         43,694
Staples, Inc.                                           49,673      1,128,074
Tiffany & Co. (b)                                        5,831        223,269
TJX Cos., Inc. (The)                                    19,398        450,616
                                                                 ------------
                                                                   21,397,795
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (0.3%)
Coach, Inc. (a)                                         30,835      1,028,039
Jones Apparel Group, Inc.                               14,352        440,893


                                                        SHARES          VALUE
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
NIKE, Inc. Class B                                       7,245   $    628,794
Polo Ralph Lauren Corp.                                  2,471        138,722
Reebok International, Ltd.                               4,035        234,958
Timberland Co. Class A (a)                               4,583        149,177
                                                                 ------------
                                                                    2,620,583
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (1.4%)
Countrywide Financial Corp.                             24,276        829,996
Fannie Mae                                              92,724      4,525,858
Freddie Mac                                             13,632        890,851
Independence Community Bank Corp.                       18,640        740,567
IndyMac Bancorp, Inc.                                    2,609        101,803
PMI Group, Inc. (The)                                    3,753        154,136
Radian Group, Inc.                                      14,227        833,560
Washington Mutual, Inc.                                103,491      4,501,858
                                                                 ------------
                                                                   12,578,629
                                                                 ------------
TOBACCO (0.8%)
Altria Group, Inc.                                      85,667      6,401,038
Reynolds American, Inc. (b)                              6,853        653,296
UST, Inc.                                               13,462        549,653
                                                                 ------------
                                                                    7,603,987
                                                                 ------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
GATX Corp.                                               8,224        296,722
MSC Industrial Direct Co. Class A                        4,329        174,112
United Rentals, Inc. (a)(b)                             11,495        268,868
                                                                 ------------
                                                                      739,702
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
Sprint Nextel Corp.                                    192,791      4,503,598
Telephone & Data Systems, Inc.                           4,443        160,081
                                                                 ------------
                                                                    4,663,679
                                                                 ------------
Total Common Stocks
  (Cost $820,034,462)                                             892,898,882
                                                                 ------------

INVESTMENT COMPANY (2.4%)
-----------------------------------------------------------------------------
CAPITAL MARKETS (2.4%)
V  S&P 500 Index-SPDR Trust Series 1 (c)               178,400     22,198,312
                                                                 ------------
Total Investment Company
  (Cost $22,350,474)                                               22,198,312
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (4.6%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                         $1,854,014      1,854,014
                                                                 ------------
Total Certificate of Deposit
  (Cost $1,854,014)                                                 1,854,014
                                                                 ------------
COMMERCIAL PAPER (1.0%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                              937,785        937,785
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                              515,022        515,022
Compass Securitization
  4.267%, due 1/5/06 (d)                               783,946        783,946
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                             2,611,334      2,611,334
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                               784,548        784,548
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                             1,324,296      1,324,296
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                            1,314,219      1,314,219
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                            1,324,296      1,324,296
                                                                 ------------
Total Commercial Paper
  (Cost $9,595,446)                                                 9,595,446
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (d)                780,869        780,869
                                                                 ------------
Total Investment Company
  (Cost $780,869)                                                     780,869
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (3.3%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $2,383,732      2,383,732
Bank of America
  4.27%, due 1/27/06 (d)(e)                          2,118,873      2,118,873
Bank of Montreal
  4.25%, due 1/17/06 (d)                             2,118,873      2,118,873
BNP Paribas
  4.265%, due 1/26/06 (d)                            3,443,168      3,443,168
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (d)                             1,748,070      1,748,070

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Dexia Group
  4.265%, due 1/6/06 (d)                            $2,118,873   $  2,118,873
Fortis Bank
  4.25%, due 1/9/06 (d)                              1,589,155      1,589,155
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                             2,118,873      2,118,873
Rabobank Nederland
  4.25%, due 1/27/06 (d)                             1,854,014      1,854,014
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                              2,648,591      2,648,591
Societe Generale
  4.30%, due 1/30/06 (d)                             1,324,296      1,324,296
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                             1,324,296      1,324,296
UBS AG
  4.26%, due 1/19/06 (d)                             2,648,591      2,648,591
  4.29%, due 1/12/06 (d)                             1,854,014      1,854,014
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                               529,718        529,718
                                                                 ------------
Total Time Deposits
  (Cost $29,823,137)                                               29,823,137
                                                                 ------------
Total Short-Term Investments
  (Cost $42,053,466)                                               42,053,466
                                                                 ------------
Total Investments
  (Cost $884,438,402) (f)                                105.1%   957,150,660(g)
Liabilities in Excess of Cash and Other Assets            (5.1)   (46,731,097)
                                                    ----------   ------------
Net Assets                                               100.0%  $910,419,563
                                                    ==========   ============

 ++  Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f)  The cost for federal income tax purposes is $890,566,328.
(g) At December 31, 2005 net unrealized appreciation was $66,584,332, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $97,424,604 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $30,840,272.

 M-90 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $884,438,402) including
  $40,602,710 market value of securities
  loaned                                        $957,150,660
Cash                                               7,710,435
Receivables:
  Investment securities sold                      14,258,873
  Dividends and interest                           1,070,438
  Fund shares sold                                   109,492
Other assets                                          15,768
                                                ------------
    Total assets                                 980,315,666
                                                ------------
LIABILITIES:
Securities lending collateral                     42,053,466
Payables:
  Investment securities purchased                 26,841,840
  Fund shares redeemed                               358,531
  Shareholder communication                          196,544
  Adviser                                            195,718
  Administrator                                      156,574
  Professional                                        45,108
  Custodian                                           21,811
  NYLIFE Distributors                                  9,955
Accrued expenses                                      16,556
                                                ------------
    Total liabilities                             69,896,103
                                                ------------
Net assets                                      $910,419,563
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    399,167
  Service Class                                       21,941
Additional paid-in capital                       816,093,500
Accumulated undistributed net investment
  income                                           5,435,254
Accumulated undistributed net realized gain on
  investments                                     15,757,443
Net unrealized appreciation on investments        72,712,258
                                                ------------
Net assets                                      $910,419,563
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $863,108,683
                                                ============
Shares of capital stock outstanding               39,916,677
                                                ============
Net asset value per share outstanding           $      21.62
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 47,310,880
                                                ============
Shares of capital stock outstanding                2,194,118
                                                ============
Net asset value per share outstanding           $      21.56
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $17,119,997
  Income from securities loaned -- net                44,052
  Interest                                            12,448
                                                 -----------
    Total income                                  17,176,497
                                                 -----------
EXPENSES:
  Advisory                                         2,286,419
  Administration                                   1,829,135
  Professional                                       124,327
  Distribution and service -- Service Class           98,722
  Custodian                                           95,853
  Shareholder communication                           90,215
  Directors                                           60,238
  Miscellaneous                                       60,798
                                                 -----------
    Total expenses before reimbursement            4,645,707
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))             (1,801,202)
                                                 -----------
  Net expenses                                     2,844,505
                                                 -----------
Net investment income                             14,331,992
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  51,120,445
Net change in unrealized appreciation on
  investments                                      1,069,341
                                                 -----------
Net realized and unrealized gain on investments   52,189,786
                                                 -----------
Net increase in net assets resulting from
  operations                                     $66,521,778
                                                 ===========

 M-92 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005            2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  14,331,992   $  12,799,871
 Net realized gain on
  investments                      51,120,445     148,353,610
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                --         160,608
 Net change in unrealized
  appreciation on investments       1,069,341     (65,086,231)
                                -----------------------------
 Net increase in net assets
  resulting from operations        66,521,778      96,227,858
                                -----------------------------
Dividends and distributions to
  shareholders:
 From net investment income:
  Initial Class                    (8,478,545)    (12,327,924)
  Service Class                      (384,818)       (383,179)
 From net realized gain on investments:
  Initial Class                   (10,179,883)             --
  Service Class                      (557,684)             --
                                -----------------------------
 Total dividends and
    distributions to
    shareholders                  (19,600,930)    (12,711,103)
                                -----------------------------
Capital share transactions:
 Net proceeds from sale of
    shares:
  Initial Class                     9,627,760      91,409,988
  Service Class                    13,817,383      20,966,187
 Net asset value of shares
   issued to shareholders in
   reinvestment of dividends
   and distributions:
  Initial Class                    18,658,428      12,327,924
  Service Class                       942,502         383,179
                                -----------------------------
                                   43,046,073     125,087,278
Cost of shares redeemed:
  Initial Class                  (133,600,382)   (125,547,914)
  Service Class                    (2,619,383)       (902,834)
                                -----------------------------
                                 (136,219,765)   (126,450,748)
                                -----------------------------
    Decrease in net assets
      derived from capital
      share transactions          (93,173,692)     (1,363,470)
                                -----------------------------
    Net increase (decrease) in
      net assets                  (46,252,844)     82,153,285

                                         2005            2004

NET ASSETS:
Beginning of year               $ 956,672,407   $ 874,519,122
                                -----------------------------
End of year                     $ 910,419,563   $ 956,672,407
                                =============================
Accumulated undistributed net
  investment income at end of
  year                          $   5,435,254   $      20,370
                                =============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS
                                ------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                  2005       2004       2003       2002        2001
Net asset value at beginning
  of period                     $  20.52   $  18.75   $  14.98   $  19.99   $    24.28
                                --------   --------   --------   --------   ----------
Net investment income               0.33(b)     0.28(c)     0.17(b)     0.16       0.14
Net realized and unrealized
  gain (loss) on investments        1.25       1.77       3.78      (5.01)       (4.29)
                                --------   --------   --------   --------   ----------
Total from investment
  operations                        1.58       2.05       3.95      (4.85)       (4.15)
                                --------   --------   --------   --------   ----------
Less dividends and
  distributions:
  From net investment income       (0.22)     (0.28)     (0.18)     (0.16)       (0.14)
  From net realized gain on
    investments                    (0.26)        --         --         --           --
                                --------   --------   --------   --------   ----------
Total dividends and
  distributions                    (0.48)     (0.28)     (0.18)     (0.16)       (0.14)
                                --------   --------   --------   --------   ----------
Net asset value at end of
  period                        $  21.62   $  20.52   $  18.75   $  14.98   $    19.99
                                ========   ========   ========   ========   ==========
Total investment return             7.70%(d)    10.90%    26.37%   (24.25%)     (17.09%)
Ratios (to average net
  assets)/ Supplemental Data:
  Net investment income             1.58%      1.44%(c)     1.05%     0.89%       0.66%
  Net expenses                      0.30%      0.53%      0.52%      0.51%        0.50%
  Expenses (before
    reimbursement)                  0.50%      0.53%      0.52%      0.51%        0.50%
Portfolio turnover rate               83%       151%        72%       120%          93%
Net assets at end of period
  (in 000's)                    $863,109   $923,660   $864,373   $731,686   $1,059,832

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per
     share and 0.27%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-94 MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                SERVICE CLASS
----------------------------------------------
                                    JUNE 5,
                                    2003(A)
           YEAR ENDED               THROUGH
           DECEMBER 31            DECEMBER 31,
       2005          2004             2003
      $ 20.49       $ 18.74         $ 16.45
      -------       -------         -------
         0.28(b)       0.24(c)         0.07(b)
         1.23          1.75            2.38
      -------       -------         -------
         1.51          1.99            2.45
      -------       -------         -------
        (0.18)        (0.24)          (0.16)
        (0.26)           --              --
      -------       -------         -------
        (0.44)        (0.24)          (0.16)
      -------       -------         -------
      $ 21.56       $ 20.49         $ 18.74
      =======       =======         =======
         7.39%(d)     10.62%          14.93%(e)
         1.33%         1.19%(c)        0.80%+(f)
         0.55%         0.78%           0.77%+
         0.75%         0.78%           0.77%+
           83%          151%             72%
      $47,311       $33,013         $10,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                  6.59%    4.49%     8.37%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                            INDEX
                                                                  -----------------------        --------------------------------
10/1/96                                                                    10000                              10000
                                                                           10389                              10386
                                                                           11991                              12418
                                                                           12529                              13527
                                                                           17789                              18878
                                                                           16896                              16990
                                                                           16529                              16235
                                                                           15222                              14842
                                                                           18606                              18872
                                                                           19742                              20685
12/31/05                                                                   21043                              20895

  --   MainStay VP Convertible Portfolio  --   Merrill Lynch All US Convertible Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   6.32%   4.23%     8.11%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP CONVERTIBLE        MERRILL LYNCH ALL US CONVERTIBLE
                                                                         PORTFOLIO                            INDEX
                                                                  -----------------------        --------------------------------
10/1/96                                                                    10000                              10000
                                                                           10382                              10386
                                                                           11954                              12418
                                                                           12461                              13527
                                                                           17652                              18878
                                                                           16728                              16990
                                                                           16325                              16235
                                                                           14998                              14842
                                                                           18287                              18872
                                                                           19357                              20685
12/31/05                                                                   20579                              20895

  --   MainStay VP Convertible Portfolio  --   Merrill Lynch All US Convertible Index

                                                              ONE    FIVE      SINCE
BENCHMARK                                                     YEAR   YEARS   INCEPTION

Merrill Lynch All US Convertible Index*                       1.01%  4.22%     8.29%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 6.50% for the Initial Class and 6.24% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (10/1/96) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-96   MainStay VP Convertible Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CONVERTIBLE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                                                             VALUE (BASED
                                                             ENDING ACCOUNT                 ON HYPOTHETICAL
                                                              VALUE (BASED                   5% ANNUALIZED
                                                 BEGINNING     ON ACTUAL       EXPENSES       RETURN AND       EXPENSES
                                                  ACCOUNT     RETURNS AND        PAID           ACTUAL           PAID
                                                   VALUE       EXPENSES)        DURING         EXPENSES)        DURING
SHARE CLASS                                       7/1/05        12/31/05      PERIOD(1,2)      12/31/05       PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                    $1,000.00     $1,067.55         $2.76         $1,022.35         $2.70
-------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                    $1,000.00     $1,066.30         $4.06         $1,021.10         $3.97
-------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.53% for Initial Class, 0.78% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $3.23 and $4.53 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $3.16 and $4.43 for the Initial Class and Service Class, respectively.

                                                  www.MAINSTAYfunds.com     M-97

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Convertible Bonds                                                        70.2%
Short-Term Investments (collateral from securities lending
  is 15.0%)                                                              20.4
Convertible Preferred Stocks                                             16.4
Common Stocks                                                             7.5
Investment Company                                                        1.1
Liabilities in Excess of Cash and Other Assets                          -15.6

See Portfolio of Investments on page M-102 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Pride International, Inc. 3.25%, due 5/1/33
 2.  Lehman Brothers Holdings, Inc., Series WFMI
     (Whole Foods Market, Inc.) 1.25%, due 8/5/12
 3.  Chesapeake Energy Corp. 4.50%
 4.  Hilton Hotels Corp. 3.375%, due 4/15/23
 5.  Schlumberger, Ltd. 1.50%, due 6/1/23
 6.  Cooper Cameron Corp. 1.50%, due 5/15/24
 7.  US Bancorp 2.69%, due 8/21/35
 8.  American Express Co. 1.85%, due 12/1/33
     (zero coupon), beginning 12/1/06
 9.  St. Jude Medical, Inc. 2.80%, due 12/15/35
10.  Tyco International Group SA, Series A 2.75%, due
     1/15/18

 M-98   MainStay VP Convertible Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Edward Silverstein and Edmund C. Spelman of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in convertible securities. The Portfolio takes a flexible approach by investing in a broad range of securities from a variety of companies and industries. The Portfolio invests in high-yield securities. The balance of the Portfolio may be invested in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, and cash or cash equivalents. In selecting securities, MacKay Shields, the Portfolio's subadvisor, may consider the potential return of the underlying common stock, credit risk, projected interest return, and the premium of the convertible security relative to the underlying common stock.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Convertible Portfolio returned 6.59% for Initial Class shares and 6.32% for Service Class shares. Both share classes outperformed the 2.94% return of the average Lipper* Convertible Securities Portfolio over the same period. Both share classes also outperformed the 1.01% return of the Merrill Lynch All US Convertibles Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

The Portfolio's strong relative performance resulted largely from security and sector selection. Several of the Portfolio's holdings had outstanding results, and performance was helped by an overweighted position in energy equipment & services and an underweighted position in the struggling automobiles industry.

WHAT MAJOR FACTORS AFFECTED THE CONVERTIBLE MARKET IN 2005

Convertible bonds are hybrid instruments whose results are derived from the performance of related equity and fixed-income markets. In 2005, most major stock market indices recorded positive returns, but a number of factors depressed the convertible-bond market. The Federal Open Market Committee met eight times in 2005 and raised the targeted federal funds rate by 25 basis points on each occasion. (A basis point is one-hundredth of a percentage point.) As interest rates rose, credit spreads widened slightly, which depressed the value of straight corporate bonds and convertible bonds.

DID YOU MAKE ANY MAJOR CHANGES TO YOUR DECISION-MAKING PROCESS DURING THE YEAR?

We made few changes in the management of the Portfolio in 2005. Instead, we allowed the strategies we had previously set to play themselves out in the market. The Portfolio remained significantly overweighted in the energy sector, with a concentration in energy equipment and service. During the year several of the Portfolio's investments, including holdings in Whole Foods Market and Teva Pharmaceutical Industries, advanced as more investors gained appreciation for the companies' compelling fundamentals.

WHAT WERE SOME OF THE PORTFOLIO'S STRONGEST PERFORMING SECURITIES IN 2005?

The convertible bonds of Whole Foods Market provided the strongest absolute dollar gain for the year. Although the shares are not cheap and are sometimes volatile, the company continues to benefit from excellent management, a strong fundamental business, a pristine balance sheet, and excess free cash flow. Consistently outstanding same-store sales and earnings made the security the leading contributor to the Portfolio's performance in 2005.

With higher energy prices and stronger demand in the energy equipment and service industry, the Portfolio benefited from its positions in Halliburton, Schlumberger, and Pride International. These companies provide equipment and services, such as drilling rigs, drill bits, fluid, and pressure-pumping services to exploration and production companies. The share


Issuers of convertible securities may not be as financially strong as those issuing securities with higher credit ratings and may be more vulnerable to changes in the economy. If an issuer stops making interest payments, principal payments, or both on its convertible securities, these securities may become worthless and the Portfolio could lose its entire investment in them. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                  www.MAINSTAYfunds.com     M-99
prices and convertible bonds of these companies rose sharply in 2005. Halliburton was the Portfolio's second-strongest performer in terms of absolute dollar gain. Pride International was third.

The Portfolio also benefited from the convertible bonds of Teva Pharmaceutical Industries. The company's stock rose when Teva Pharmaceutical Industries obtained rights to sell generic Allegra for allergies and generic Effexor for depression. A favorable court decision gave Teva Pharmaceutical Industries the exclusive right to sell the generic version of Bristol-Myers Squibb's multibillion-dollar drug, Pravachol. Generic-drug companies may also benefit when patents expire on several other major drugs in 2006.

Aon's convertible bonds rose sharply on higher-than-expected earnings and the replacement of the company's longtime CEO, who was seen as hindering the stock's performance.

Amerada Hess and Chesapeake, two energy exploration and production companies, benefited from high oil and natural gas prices. Refining operations at Amerada Hess enjoyed strong margins because of high demand and relatively stable refining capacity. We sold the Portfolio's position in Amerada Hess near the end of the year to trim the Portfolio's energy holdings.

WHICH SECURITIES DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

Lucent Technologies' convertible bonds and convertible preferred shares were among the Portfolio's weaker holdings. The company suffered from lower-than-expected profitability and soft land-line product sales. Since the company has strong wireless sales and we feel that Lucent Technologies can turn its profitability around, we recently increased the Portfolio's position.

When Elan pulled its recently introduced multiple sclerosis therapy, Tysabri, from the market, the Portfolio's position in the company's convertible bonds suffered. Fortunately, the Portfolio's loss in Elan was offset by a large holding in Teva Pharmaceutical Industries, which markets a multiple sclerosis therapy that benefited from Elan's troubles.

Although the Portfolio was underweighted in the auto industry, a position in Ford's convertible preferred detracted from performance. Ford was hurt by poor vehicle sales, poor product-resale values, and retiree and health care costs that were above the industry average.

When International Paper's share price declined, a sizeable position in the company's convertible bonds became one of the Portfolio's worst performers in terms of dollars lost. After an unrewarding wait for global economic growth to find its way to the paper industry, we sold the Portfolio's holdings in Bowater and Smurfit-Stone Container. But the Portfolio continues to hold International Paper.

Tyco International's convertible bonds were the Portfolio's worst-performing holding in terms of absolute dollars lost. The convertibles declined in tandem with the company's common stock when the company reported several consecutive quarters of disappointing sales and earnings. Tyco International's most recent quarterly report, however, indicated that management would consider splitting up the company to increase shareholder value. The suggestion was well received, and the Portfolio continues to hold Tyco convertible bonds.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES IN 2005?

We added to the Portfolio's position in Hilton Hotels' convertible bonds because the fundamentals for the lodging industry are improving and Hilton derives a high percentage of its revenue and earnings in strong local markets, such as New York and Hawaii. Hilton Hotels' shares trade at a discount to those of rivals Marriott and Starwood. Hilton Hotels generates large amounts of free cash because nearly all the revenue from increased room rates falls to the bottom line.

Diamond Offshore owns and leases drilling rigs to companies exploring for and producing energy reserves. Estimates for Diamond Offshore's earnings continued to increase as the company signed new leases for rigs at day rates that continued to rise. We purchased the securities to replace the Portfolio's position in energy services company BJ Services when those convertible bonds were called away by the issuer.

Amgen is a large biotech pharmaceutical company specializing in products for oncology and dialysis patients. A promising pipeline suggests that the company's share price may rise, and the convertible bonds we purchased may be put back to the company in March 2006 at a price just below where the bonds currently trade. With strong upside potential and limited downside risk, the securities fit our investment approach.

In December 2005, we purchased convertible bonds of St. Jude Medical, a company that manufactures cardiac devices such as pacemakers and defibrillators. The company stands to benefit from problems at its competitor, Guidant. St. Jude Medical's convertible bonds are structured to allow for upside partici-

 M-100   MainStay VP Convertible Portfolio
pation in the underlying equity with limited downside participation.

We bought Amazon.com convertible bonds because they offered a high current yield with limited downside risk. Although we are not necessarily bullish on the company's share price, these bonds are not particularly sensitive to the performance of Amazon.com's stock. The bonds offer a high current yield and mature in less than four years. Amazon.com's balance sheet is excellent, and we expect these bonds to be easily paid off by the company when they mature.

WHICH SECURITIES DID THE PORTFOLIO SELL IN 2005?

In July 2005, we took profits in a portion of the Portfolio's positions in Halliburton and Schlumberger because market appreciation caused the Portfolio's energy-related holdings to exceed 25% of the Portfolio's assets. This weighting was too high for a diversified portfolio.

We sold the Portfolio's Goodyear Tire & Rubber convertible bonds when we felt the company's shares reflected full value for the company. When Symantec announced that it planned to purchase software company Veritas, we sold the Portfolio's position in Symantec convertible bonds. We felt that the transaction indicated a slowing of Symantec's core business. We trimmed the Portfolio's International Paper position because paper has been exceedingly slow to respond to global economic growth. The Portfolio retained a small position in International Paper convertible bonds and common stock.

We eliminated the Portfolio's position in Fannie Mae convertible preferred shares following a significant drop in the company's common share price. Although the convertible preferred shares were fairly defensive and did not decline much in relation to the common stock, we felt that the position offered insufficient appreciation potential.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2005?

In 2005, the Portfolio decreased its weighting in industrial/cyclicals with the sale of Navistar and Cummins, which had advanced on factors unlikely to be repeated. We reduced the Portfolio's materials weighting, primarily by selling forest products holdings. The Portfolio saw a major increase in energy assets because of market appreciation, but trimmed several holdings in July to end the year just slightly above where the Portfolio started. We increased the Portfolio's weighting in financials by purchasing significant convertible bond positions in US Bancorp and Sallie Mae, both of which offered upside participation in the common stock with virtually no downside participation or interest-rate risk. We increased the Portfolio's telecommunication services weighting during the year by adding to Verizon Global Fund Corp.'s convertible bonds and by initiating a position in NII Holdings, a mobile communications services provider in Latin America.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END?

As of December 31, 2005, the Portfolio was significantly overweighted relative to the Merrill Lynch All US Convertibles Index,* in energy. The Portfolio was significantly underweighted in the information technology sector. We felt that given their cyclical nature and less-than-stellar fundamentals, securities of many technology companies were overpriced. The Portfolio was overweighted relative to the Index in consumer staples, largely because of the Portfolio's substantial position in Whole Foods Market. At year-end, other sector weightings were not far from those of the benchmark. Health care, industrials, and materials, were slightly underweighted, and telecommunication services, financials, and utilities were slightly overweighted.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP CONVERTIBLE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.MAINSTAYfunds.com     M-101

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (86.6%)+
CONVERTIBLE BONDS (70.2%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
L-3 Communications Corp.
  3.00%, due 8/1/35 (a)                             $ 4,360,000   $  4,332,750
                                                                  ------------
BANKS (2.1%)
V  US Bancorp
  2.69%, due 8/21/35 (a)(b)                           7,590,000      7,504,612
                                                                  ------------

BIOTECHNOLOGY (3.7%)
Amgen, Inc.
  (zero coupon), due 3/1/32                           4,550,000      3,571,750
Genzyme Corp.
  1.25%, due 12/1/23 (a)                              1,800,000      2,040,750
  1.25%, due 12/1/23                                  3,715,000      4,211,881
Invitrogen Corp.
  1.50%, due 2/15/24 (c)                              3,935,000      3,344,750
                                                                  ------------
                                                                    13,169,131
                                                                  ------------
DISTRIBUTION & WHOLESALE (2.0%)
Costco Wholesale Corp.
  (zero coupon), due 8/19/17 (c)                      4,735,000      5,344,631
WESCO International, Inc.
  2.65%, due 10/15/25 (a)                             1,650,000      1,994,437
                                                                  ------------
                                                                     7,339,068
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (6.5%)
Affiliated Managers Group, Inc.
  (zero coupon), due 5/7/21                           2,750,000      3,870,625
V  American Express Co.
  1.85%, due 12/1/33
  (zero coupon),
  beginning 12/1/06 (c)                               6,915,000      7,373,119
Merrill Lynch & Co., Inc.
  (zero coupon), due 3/13/32 (b)                      4,820,000      5,109,200
SLM Corp.
  4.15%, due 7/25/35 (b)                              6,955,000      7,118,999
                                                                  ------------
                                                                    23,471,943
                                                                  ------------
ELECTRIC (0.6%)
PG&E Corp.
  9.50%, due 6/30/10                                    725,000      2,022,750
                                                                  ------------

ELECTRONICS (4.3%)
Cymer, Inc.
  3.50%, due 2/15/09                                  1,485,000      1,460,869
Fisher Scientific International, Inc.
  2.50%, due 10/1/23                                  2,760,000      3,857,100
  3.25%, due 3/1/24 (c)                               2,170,000      2,167,287

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
ELECTRONICS (CONTINUED)
Flextronics International, Ltd.
  1.00%, due 8/1/10 (c)                             $ 3,605,000   $  3,303,081
Flir Systems, Inc.
  3.00%, due 6/1/23                                     945,000      1,113,919
Vishay Intertechnology, Inc.
  3.625%, due 8/1/23                                  3,655,000      3,581,900
                                                                  ------------
                                                                    15,484,156
                                                                  ------------
ENERGY--ALTERNATE SOURCES (0.5%)
Evergreen Solar, Inc.
  4.375%, due 7/1/12 (a)                                240,000        366,900
  4.375%, due 7/1/12                                    965,000      1,475,244
                                                                  ------------
                                                                     1,842,144
                                                                  ------------
ENVIRONMENTAL CONTROL (0.6%)
Waste Connections, Inc.
  4.75%, due 5/1/22 (b)                               1,835,000      2,039,235
                                                                  ------------

FOOD (3.7%)
V  Lehman Brothers Holdings, Inc.,
  Series WFMI (Whole Foods Market, Inc.)
  1.25%, due 8/5/12 (d)                              10,800,000     11,739,060
SUPERVALU, Inc.
  (zero coupon), due 11/2/31 (a)                      4,710,000      1,607,287
  (zero coupon), due 11/2/31 (e)                        245,000         83,606
                                                                  ------------
                                                                    13,429,953
                                                                  ------------
FOREST PRODUCTS & PAPER (0.5%)
International Paper Co.
  (zero coupon), due 6/20/21                          3,055,000      1,722,256
                                                                  ------------

HEALTH CARE-PRODUCTS (3.3%)
Medtronic, Inc., Series B
  1.25%, due 9/15/21                                  4,740,000      4,822,950
V  St. Jude Medical, Inc.
  2.80%, due 12/15/35                                 7,235,000      7,244,044
                                                                  ------------
                                                                    12,066,994
                                                                  ------------
HEALTH CARE-SERVICES (0.9%)
Health Management Associates, Inc.
  1.50%, due 8/1/23                                   3,340,000      3,360,875
                                                                  ------------

INSURANCE (1.3%)
Aon Corp.
  3.50%, due 11/15/12                                 2,705,000      4,588,356
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-102 MainStay VP Convertible Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
CONVERTIBLE SECURITIES (CONTINUED)
------------------------------------------------------------------------------
INTERNET (1.2%)
Amazon.com, Inc.
  4.75%, due 2/1/09                                 $ 3,640,000   $  3,517,150
At Home Corp.
  4.75%, due 12/15/06 (f)(g)                          2,335,418            234
WebMD Corp.
  1.75%, due 6/15/23                                  1,200,000        982,500
                                                                  ------------
                                                                     4,499,884
                                                                  ------------
LEISURE TIME (1.8%)
Carnival Corp.
  1.132%, due 4/29/33
  (zero coupon), beginning 4/29/08                    8,170,000      6,454,300
                                                                  ------------

LODGING (3.0%)
V  Hilton Hotels Corp.
  3.375%, due 4/15/23                                 9,080,000     10,725,750
                                                                  ------------

MEDIA (4.3%)
Liberty Media Corp.
  0.75%, due 3/30/23 (a)                              1,040,000      1,118,000
  0.75%, due 3/30/23                                  2,085,000      2,241,375
  3.50%, due 1/15/31                                  6,120,000      6,288,300
Sirius Satellite Radio, Inc.
  2.50%, due 2/15/09 (c)                              1,615,000      2,586,019
Walt Disney Co. (The)
  2.125%, due 4/15/23                                 3,210,000      3,226,050
                                                                  ------------
                                                                    15,459,744
                                                                  ------------
MINING (1.0%)
Inco, Ltd.
  1.00%, due 3/14/23                                  2,575,000      3,643,625
                                                                  ------------

MISCELLANEOUS--MANUFACTURING (2.0%)
V  Tyco International Group SA, Series A
  2.75%, due 1/15/18 (c)(h)                           5,645,000      7,176,206
                                                                  ------------
OIL & GAS (5.5%)
Diamond Offshore Drilling, Inc.
  1.50%, due 4/15/31                                  4,995,000      7,174,069
V  Pride International, Inc.
  3.25%, due 5/1/33                                   9,590,000     12,682,775
                                                                  ------------
                                                                    19,856,844
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
OIL & GAS SERVICES (7.5%)
V  Cooper Cameron Corp.
  1.50%, due 5/15/24 (c)                            $ 6,615,000   $  8,665,650
Halliburton Co.
  3.125%, due 7/15/23 (a)                             1,635,000      2,804,025
  3.125%, due 7/15/23                                 3,140,000      5,385,100
V  Schlumberger, Ltd.
  1.50%, due 6/1/23                                   7,300,000     10,074,000
                                                                  ------------
                                                                    26,928,775
                                                                  ------------
PHARMACEUTICALS (6.6%)
ALZA Corp.
  (zero coupon), due 7/28/20 (c)                      5,525,000      4,585,750
IVAX Corp.
  1.875%, due 12/15/24                                1,290,000      1,962,412
Teva Pharmaceutical Finance LLC, Series B
  0.25%, due 2/1/24                                   5,275,000      6,593,750
Teva Pharmaceutical Finance NV
  0.375%, due 11/15/22 (c)                            2,615,000      5,243,075
Wyeth
  3.32%, due 1/15/24 (b)                              5,140,000      5,302,116
                                                                  ------------
                                                                    23,687,103
                                                                  ------------
SEMICONDUCTORS (2.0%)
Cypress Semiconductor Corp.
  1.25%, due 6/15/08                                  3,245,000      3,691,188
Intel Corp.
  2.95%, due 12/15/35 (a)(c)                          3,655,000      3,586,469
                                                                  ------------
                                                                     7,277,657
                                                                  ------------
TELECOMMUNICATIONS (4.1%)
AudioCodes, Ltd.
  2.00%, due 11/9/24 (a)                                905,000        814,500
  2.00%, due 11/9/24 (c)                              1,120,000      1,002,400
CIENA Corp.
  3.75%, due 2/1/08                                   2,435,000      2,246,288
NII Holdings, Inc.
  2.75%, due 8/15/25 (a)                              6,535,000      7,131,319
Verizon Global Funding Corp.
  0.183%, due 5/15/21 (c)                             5,620,000      3,554,650
                                                                  ------------
                                                                    14,749,157
                                                                  ------------
Total Convertible Bonds
  (Cost $236,994,730)                                              252,833,268
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                         SHARES          VALUE
CONVERTIBLE PREFERRED STOCKS (16.4%)
------------------------------------------------------------------------------
AIRLINES (0.3%)
Continental Airlines Finance Trust II
  6.00%                                                  32,800   $    943,000
                                                                  ------------
AUTO MANUFACTURERS (1.0%)
Ford Motor Co. Capital Trust II
  6.50%                                                  74,100      2,045,160
General Motors Corp. Class A
  5.25%                                                 101,200      1,507,880
                                                                  ------------
                                                                     3,553,040
                                                                  ------------
BUILDING MATERIALS (0.2%)
Owens Corning Capital LLC
  6.50% (a)(f)                                           36,500        675,250
                                                                  ------------
CHEMICALS (0.4%)
Huntsman Corp.
  5.00% (c)                                              40,500      1,639,440
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (2.1%)
Citigroup Funding, Inc. (i)                             120,400      3,955,140
Credit Suisse First Boston Corp.
  5.50%                                                  35,500      1,427,100
Lehman Brothers Holdings, Inc.
  6.25% (c)                                              86,300      2,268,827
                                                                  ------------
                                                                     7,651,067
                                                                  ------------
ELECTRIC (0.7%)
FPL Group, Inc.
  8.00% (j)                                              39,100      2,423,027
                                                                  ------------
INSURANCE (5.4%)
Aspen Insurance Holdings, Ltd.
  5.625%                                                 58,200      2,851,800
Conseco, Inc.
  5.50% (c)                                             203,400      5,754,186
Hartford Financial Services Group, Inc.
  7.00% (k)                                              51,900      4,003,047
MetLife, Inc.
  6.375%                                                172,000      4,738,600
Platinum Underwriters Holdings, Ltd. Series A
  6.00%                                                  71,400      2,249,100
                                                                  ------------
                                                                    19,596,733
                                                                  ------------
MINING (0.6%)
Freeport-McMoRan Copper & Gold, Inc.
  5.50%                                                   1,775      2,084,294
                                                                  ------------


                                                         SHARES          VALUE
OIL & GAS (4.0%)
V  Chesapeake Energy Corp.
  4.50%                                                 118,300   $ 11,417,131
Chesapeake Energy Corp.
  5.00% (a)                                              29,600      3,111,700
                                                                  ------------
                                                                    14,528,831
                                                                  ------------
TELECOMMUNICATIONS (1.7%)
Lucent Technologies Capital Trust I
  7.75%                                                   6,275      6,008,313
                                                                  ------------
Total Convertible Preferred Stocks
  (Cost $60,428,583)                                                59,102,995
                                                                  ------------
Total Convertible Securities
  (Cost $297,423,313)                                              311,936,263
                                                                  ------------

COMMON STOCKS (7.5%)
------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (0.4%)
Citigroup, Inc.                                          27,974      1,357,578
                                                                  ------------

ELECTRIC (0.5%)
AES Corp. (The) (l)                                     125,200      1,981,916
                                                                  ------------

ENGINEERING & CONSTRUCTION (1.1%)
McDermott International, Inc. (l)                        85,300      3,805,233
                                                                  ------------

FOREST PRODUCTS & PAPER (0.1%)
International Paper Co.                                  14,800        497,428
                                                                  ------------

HOTELS, RESTAURANTS & LEISURE (0.0%)++
FHC Delaware, Inc. (g)(l)                                 6,624             67
                                                                  ------------

MEDIA (0.6%)
Sirius Satellite Radio, Inc. (c)(l)                     298,200      1,997,940
                                                                  ------------

OIL & GAS (0.9%)
Rowan Cos., Inc. (l)                                     36,300      1,293,732
Transocean, Inc. (l)                                     25,400      1,770,126
                                                                  ------------
                                                                     3,063,858
                                                                  ------------
OIL & GAS SERVICES (3.1%)
BJ Services Co. (c)                                      34,400      1,261,448
Cooper Cameron Corp. (l)                                 14,400        596,160
Grant Prideco, Inc. (c)(l)                               27,300      1,204,476
Input/Output, Inc. (c)(l)                                50,800        357,124
Tidewater, Inc.                                          83,800      3,725,748
Weatherford
  International, Ltd. (c)(l)                            110,466      3,998,869
                                                                  ------------
                                                                    11,143,825
                                                                  ------------

 M-104 MainStay VP Convertible Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
PHARMACEUTICALS (0.0%)++
IVAX Corp. (a)(l)                                         3,401   $    106,539
                                                                  ------------

SEMICONDUCTORS (0.4%)
Semiconductor HOLDRs Trust (c)(m)                        35,700      1,308,048
                                                                  ------------
SOFTWARE (0.4%)
Microsoft Corp.                                          55,100      1,440,865
                                                                  ------------
Total Common Stocks
  (Cost $21,321,727)                                                26,703,297
                                                                  ------------

INVESTMENT COMPANY (1.1%)
------------------------------------------------------------------------------
CAPITAL MARKETS (1.1%)
S&P 500 Index--SPDR Trust Series 1 (c)(n)                32,100      3,994,203
                                                                  ------------
Total Investment Company
  (Cost $3,387,350)                                                  3,994,203
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (20.4%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.6%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (b)(o)                         $ 2,373,359      2,373,359
                                                                  ------------
Total Certificate of Deposit
  (Cost $2,373,359)                                                  2,373,359
                                                                  ------------

COMMERCIAL PAPER (6.1%)
AIG Funding, Inc.
  4.13%, due 1/5/06                                   2,000,000      1,998,853
CIESCO, Inc.
  4.295%, due 1/26/06 (o)                             1,200,477      1,200,477
Clipper Receivables Corp.
  4.274%, due 1/17/06 (o)                               659,290        659,290
Compass Securitization
  4.267%, due 1/5/06 (o)                              1,003,545      1,003,545
General Electric Capital Corp.
  4.25%, due 1/24/06 (o)                              3,342,820      3,342,820
Goldman Sachs Group, Inc. (The)
  4.21%, due 1/4/06                                   1,265,000      1,264,408
  4.32%, due 1/9/06                                   4,000,000      3,995,680
Paradigm Funding LLC
  4.276%, due 1/6/06 (o)                              1,004,315      1,004,315
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (o)                              1,695,257      1,695,257

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (o)                           $ 1,682,358   $  1,682,358
Ranger Funding LLC
  4.269%, due 1/11/06 (o)                             1,695,257      1,695,257
Toyota Motor Credit Corp.
  4.20%, due 1/3/06                                   2,385,000      2,384,165
                                                                  ------------
Total Commercial Paper
  (Cost $21,926,425)                                                21,926,425
                                                                  ------------

FEDERAL AGENCIES (2.8%)
Federal Home Loan Bank (Discount Notes)
  3.33%, due 1/4/06                                   5,080,000      5,078,120
Federal National Mortgage Association (Discount
  Notes)
  3.35%, due 1/3/06                                   4,980,000      4,978,610
                                                                  ------------
Total Federal Agencies
  (Cost $10,056,730)                                                10,056,730
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (o)                 999,606        999,606
                                                                  ------------
Total Investment Company
  (Cost $999,606)                                                      999,606
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (10.6%)
Abbey National PLC
  4.29%, due 1/3/06 (o)                             $ 3,051,462      3,051,462
Bank of America
  4.27%, due 1/27/06 (b)(o)                           2,712,411      2,712,411
Bank of Montreal
  4.25%, due 1/17/06 (o)                              2,712,411      2,712,411
BNP Paribas
  4.265%, due 1/26/06 (o)                             4,407,668      4,407,668
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (o)                              2,237,739      2,237,739
Dexia Group
  4.265%, due 1/6/06 (o)                              2,712,411      2,712,411
Fortis Bank
  4.25%, due 1/9/06 (o)                               2,034,308      2,034,308
Halifax Bank of Scotland
  4.26%, due 1/31/06 (o)                              2,712,411      2,712,411
Rabobank Nederland
  4.25%, due 1/27/06 (o)                              2,373,359      2,373,359
Royal Bank of Scotland
  4.26%, due 1/6/06 (o)                               3,390,514      3,390,514

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Societe Generale
  4.30%, due 1/30/06 (o)                            $ 1,695,257   $  1,695,257
Toronto Dominion Bank
  4.30%, due 1/26/06 (o)                              1,695,257      1,695,257
UBS AG
  4.26%, due 1/19/06 (o)                              3,390,514      3,390,514
  4.29%, due 1/12/06 (o)                              2,373,359      2,373,359
Wells Fargo & Co.
  4.34%, due 1/13/06 (o)                                678,103        678,103
                                                                  ------------
Total Time Deposits
  (Cost $38,177,184)                                                38,177,184
                                                                  ------------
Total Short-Term Investments
  (Cost $73,533,304)                                                73,533,304
                                                                  ------------
Total Investments
  (Cost $395,665,694) (p)                                 115.6%   416,167,067(q)
Liabilities in Excess of Cash and Other Assets            (15.6)   (56,029,435)
                                                    -----------   ------------
Net Assets                                                100.0%  $360,137,632
                                                    ===========   ============

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(c)  Represents security, or a portion thereof, which is out on loan.
(d)  Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument.
(e)  LYON--Liquid Yield Option Note: callable, zero-coupon securities priced at a deep discount from par. They include a "put" feature that enables holders to redeem them at a specific date, at a specific price. Put prices reflect fixed interest rates, and therefore increase over time.
(f)  Issue in default.
(g)  Fair valued security. The total market value of these securities at
     December 31, 2005 is $301, which reflects 0.0% of the Portfolio's net assets.
(h)  Yankee Bond--dollar-denominated bond issued in the United States by a foreign bank or corporation.
(i)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(j)  Equity Units--each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by February 16, 2006.
(k)  Equity Units--each unit reflects 1 Senior Note plus 1 purchase contract to acquire shares of common stock at $50.00 by August 16, 2006.
(l)  Non-income producing security.
(m)  HOLDRs--represents beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the semiconductors industry.
(n)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(o)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(p)  The cost for federal income tax purposes is $397,176,395.
(q)  At December 31, 2005 net unrealized appreciation was $18,990,672, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $27,364,944 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,374,272.

 M-106 MainStay VP Convertible Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $395,665,694) including $51,950,893
  market value of securities loaned             $416,167,067
Cash                                                   3,523
Receivables:
  Dividends and interest                           1,389,443
  Investment securities sold                         923,503
  Fund shares sold                                   117,031
Other assets                                           5,893
                                                ------------
    Total assets                                 418,606,460
                                                ------------
LIABILITIES:
Securities lending collateral                     53,833,468
Payables:
  Investment securities purchased                  4,248,741
  Adviser                                            110,598
  Shareholder communication                           76,019
  Administrator                                       61,443
  Fund shares redeemed                                57,273
  Professional                                        40,067
  NYLIFE Distributors                                 20,636
  Custodian                                            6,190
Accrued expenses                                      14,393
                                                ------------
    Total liabilities                             58,468,828
                                                ------------
Net assets                                      $360,137,632
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    221,873
  Service Class                                       82,901
Additional paid-in capital                       338,680,263
Accumulated undistributed net
  investment income                                8,042,487
Accumulated net realized loss
  on investments                                  (7,391,265)
Net unrealized appreciation
  on investments                                  20,501,373
                                                ------------
Net assets                                      $360,137,632
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $262,351,731
                                                ============
Shares of capital stock outstanding               22,187,328
                                                ============
Net asset value per share outstanding           $      11.82
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 97,785,901
                                                ============
Shares of capital stock outstanding                8,290,110
                                                ============
Net asset value per share outstanding           $      11.80
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $ 5,085,623
  Dividends                                        3,296,664
  Income from securities loaned -- net               179,560
                                                 -----------
    Total income                                   8,561,847
                                                 -----------
EXPENSES:
  Advisory                                         1,275,704
  Administration                                     708,724
  Distribution and service -- Service Class          214,465
  Professional                                        92,745
  Shareholder communication                           31,147
  Custodian                                           30,473
  Directors                                           24,539
  Miscellaneous                                       31,722
                                                 -----------
    Total expenses before reimbursement            2,409,519
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))               (307,756)
                                                 -----------
  Net expenses                                     2,101,763
                                                 -----------
Net investment income                              6,460,084
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  21,206,968
Net change in unrealized appreciation on
  investments                                     (5,633,150)
                                                 -----------
Net realized and unrealized gain on investments   15,573,818
                                                 -----------
Net increase in net assets resulting from
  operations                                     $22,033,902
                                                 ===========

 M-108 MainStay VP Convertible Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                        2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income          $  6,460,084   $  6,606,010
 Net realized gain on
  investments                     21,206,968     14,981,415
 Net change in unrealized
  appreciation on investments     (5,633,150)    (1,165,619)
                                ---------------------------
 Net increase in net assets
  resulting from operations       22,033,902     20,421,806
                                ---------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                  (3,943,479)    (5,520,255)
   Service Class                  (1,299,254)    (1,305,524)
                                ---------------------------
 Total dividends to
    shareholders                  (5,242,733)    (6,825,779)
                                ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                   6,521,145     29,309,634
   Service Class                  23,954,515     51,125,505
 Net asset value of shares issued to
   shareholders in reinvestment
   of dividends:
   Initial Class                   3,943,479      5,520,255
   Service Class                   1,299,254      1,305,524
                                ---------------------------
                                  35,718,393     87,260,918

 Cost of shares redeemed:
   Initial Class                 (52,462,180)   (45,869,033)
   Service Class                  (7,956,264)    (2,656,652)
                                ---------------------------
                                 (60,418,444)   (48,525,685)
                                ---------------------------
    Increase (decrease) in net
      assets derived from
      capital share
      transactions               (24,700,051)    38,735,233
                                ---------------------------
    Net increase (decrease) in
      net assets                  (7,908,882)    52,331,260

NET ASSETS:
Beginning of year                368,046,514    315,715,254
                                ---------------------------
End of year                     $360,137,632   $368,046,514
                                ===========================
Accumulated undistributed net
  investment income at end of
  year                          $  8,042,487   $    392,590
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS
                                ------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,
                                   2005        2004       2003       2002       2001
Net asset value at beginning
  of period                      $  11.26    $  10.82   $   9.04   $  10.11   $  10.71
                                 --------    --------   --------   --------   --------
Net investment income                0.21(b)     0.21       0.27(b)     0.28      0.36
Net realized and unrealized
  gain (loss) on investments         0.53        0.45       1.74      (1.08)     (0.58)
                                 --------    --------   --------   --------   --------
Total from investment
  operations                         0.74        0.66       2.01      (0.80)     (0.22)
                                 --------    --------   --------   --------   --------
Less dividends:
  From net investment income        (0.18)      (0.22)     (0.23)     (0.27)     (0.38)
                                 --------    --------   --------   --------   --------
Net asset value at end of
  period                         $  11.82    $  11.26   $  10.82   $   9.04   $  10.11
                                 ========    ========   ========   ========   ========
Total investment return              6.59%(c)    6.11%    22.23%     (7.91)%    (2.18)%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income            1.87%       1.94%      2.71%      2.97%      3.86%
    Expenses                         0.53%       0.66%      0.67%      0.67%      0.67%
    Expenses (before
      reimbursement)                 0.62%       0.66%      0.67%      0.67%      0.67%
Portfolio turnover rate               100%        108%        76%        95%       171%
Net assets at end of period
  (in 000's)                     $262,352    $291,995   $292,043   $204,263   $202,564

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 6.50% and 6.24% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-110 MainStay VP Convertible Fund    The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 5,
                                          2003(A)
             YEAR ENDED                   THROUGH
            DECEMBER 31,                DECEMBER 31,
       2005              2004               2003
     $ 11.24           $ 10.81            $  9.95
     -------           -------            -------
        0.19(b)           0.20               0.14(b)
        0.53              0.43               0.94
     -------           -------            -------
        0.72              0.63               1.08
     -------           -------            -------
       (0.16)            (0.20)             (0.22)
     -------           -------            -------
     $ 11.80           $ 11.24            $ 10.81
     =======           =======            =======
        6.32%(c)          5.85%             10.84%(d)
        1.62%             1.69%              2.46%+(e)
        0.78%             0.91%              0.92%+
        0.87%             0.91%              0.92%+
         100%              108%                76%
     $97,786           $76,052            $23,672

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP DEVELOPING GROWTH PORTFOLIO

(FORMERLY MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                  12.04%   1.57%     0.82%

                                            (After Portfolio operating expenses)

                                                 MAINSTAY VP DEVELOPING                                    ML ALL CONVERTIBLE
                                                    GROWTH PORTFOLIO              S&P 500 INDEX                SECURITIES
                                                 ----------------------           -------------            ------------------
5/1/98                                                    10000                       10000                       10000
                                                           9210                       11171                        8993
                                                          12176                       13522                       12868
                                                           9852                       12291                        9982
                                                           9130                       10830                        9061
                                                           6484                        8437                        6319
                                                           8979                       10857                        9386
                                                           9506                       12038                       10729
12/31/05                                                  10651                       12629                       11174

      -------- MainStay VP Developing Growth Portfolio -- S&P 500 Index

      -------- Russell 2000 Growth Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                  11.73%   1.31%     0.56%

                                            (After Portfolio operating expenses)

                                                 MAINSTAY VP DEVELOPING                                    ML ALL CONVERTIBLE
                                                    GROWTH PORTFOLIO              S&P 500 INDEX                SECURITIES
                                                 ----------------------           -------------            ------------------
5/1/98                                                    10000                       10000                       10000
                                                           9195                       11171                        8993
                                                          12123                       13522                       12868
                                                           9783                       12291                        9982
                                                           9043                       10830                        9061
                                                           6406                        8437                        6319
                                                           8850                       10857                        9386
                                                           9345                       12038                       10729
12/31/05                                                  10441                       12629                       11174

      -------- MainStay VP Developing Growth Portfolio -- S&P 500 Index

      -------- Russell 2000 Growth Index

                                                         ONE     FIVE      SINCE
BENCHMARKS                                               YEAR   YEARS    INCEPTION

Russell 2000(R) Growth Index*                            4.15%   2.28%     1.46%
S&P 500(R) Index*                                        4.91    0.54      3.09

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 11.94% for the Initial Class and 11.64% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-112   MainStay VP Developing Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP DEVELOPING GROWTH (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)

INITIAL CLASS                         $1,000.00         $1,124.40             $4.82             $1,020.50              $4.58
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,122.75             $6.15             $1,019.25              $5.85
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.90% for Initial Class, 1.15% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $5.30 and $6.63 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $5.04 and $6.31 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-113



 M-114   MainStay VP Developing Growth Portfolio

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           98.3%
Short-Term Investments (collateral from securities lending
  is 17.9%)                                                             17.9
Liabilities in Excess of Cash and Other Assets                             -
                                                                        16.2

See Portfolio of Investments on page M-118 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Hologic, Inc.
 2.  NeuStar, Inc. Class A
 3.  Landstar System, Inc.
 4.  FactSet Research Systems, Inc.
 5.  Volcom, Inc.
 6.  TALX Corp.
 7.  Psychiatric Solutions, Inc.
 8.  Intuitive Surgical, Inc.
 9.  Varian Semiconductor Equipment Associates, Inc.
10.  Morningstar, Inc.

                                                 www.MAINSTAYfunds.com     M-115

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Partner and Portfolio Manager F. Thomas O'Halloran of Lord, Abbett & Co. LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

Normally the Portfolio invests primarily in the common stocks of companies with above-average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. Developing growth companies are almost always small; they are often young; and their shares are often traded over the counter. Lord, Abbett & Co. LLC, the Portfolio's subadvisor, uses a bottom-up stock selection process, which means that we focus on the investment fundamentals of companies rather than react to stock market events. The Portfolio may also invest in companies that are in their formative years.

Effective May 1, 2005, the Portfolio--previously known as MainStay VP Lord Abbett Developing Growth Portfolio--changed its name to MainStay VP Developing Growth Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK?

For the 12 months ended December 31, 2005, MainStay Developing Growth Portfolio returned 12.04% for Initial Class shares and 11.73% for Service Class shares. Both share classes outperformed the 7.50% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Both share classes outperformed the Portfolio's primary benchmark, the Russell 2000(R) Growth Index,* which returned 4.15% for the 12 months ended December 31, 2005.

Stock selection was strong throughout the year and added value across most sectors, particularly in the information technology, health care, and consumer discretionary sectors. The strongest positive contribution to the Portfolio's performance relative to the Russell 2000(R) Growth Index* came from stock selection in the information technology and health care sectors. Stock selection in the industrials and consumer staples sectors detracted from the Portfolio's relative performance.

WHAT FORCES AFFECTED THE STOCK MARKET DURING 2005?

The markets were volatile throughout 2005, owing to rising short-term interest rates, high energy prices, and hurricanes on the Gulf Coast. The Federal Open Market Committee raised the federal funds target rate eight times in 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) These moves brought the federal funds target rate to 4.25% by year-end.

Growth stocks outperformed value stocks in the fourth quarter of 2005. For the year as a whole, however, the Russell 2000(R) Value Index* outperformed the Russell 2000(R) Growth Index* and the broad Russell 2000(R) Index.* While large-cap stocks outperformed small-cap stocks for the first time in seven years, the most notable performance came from mid-cap stocks, which significantly outperformed other market segments.

WHICH STOCKS MADE POSITIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2005?

Intuitive Surgical, a global leader in robotic-assisted surgical technology, benefited throughout the year from increasing sales of the company's da Vinci Surgical System.

Hologic, a leading developer of medical imaging systems, exceeded earnings expectations because of increasing sales of digital mammography systems and a growing backlog for 2006.

aQuantive, a digital marketing-services and technology company, exceeded expectations throughout the year as the demand for Web advertising strengthened.


Because the Portfolio is actively managed, its holdings and the weightings of particular issuers or particular sectors as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-116   MainStay VP Developing Growth Portfolio

Blue Coat Systems, a developer of proxy appliances that protect and control Web communications, introduced a new product in the second quarter of 2005 that helped the company achieve higher-than-expected earnings.

Apparel retailer Guess? reported earnings that beat expectations. The earnings advance was driven by an increase in full-priced sales and solid international sales.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2005?

Tibco Software, a business-integration (or "middleware") software company, declined during the first quarter of 2005 on lower-than-expected earnings and also lowered guidance because of weakness in Europe. We eliminated the Portfolio's position in the company.

We also sold the Portfolio's position in online discount retailer Overstock.com after the company reported a first-quarter loss in 2005 because operating expenses had outpaced revenue growth.

Kanbay International provides information technology services and solutions to the financial services industry. The company's stock declined for much of the year. After meeting earnings estimates in the second half, the company provided disappointing guidance because of concerns about sales growth. The Portfolio no longer holds the stock.

51job, a Chinese online/offline recruitment company, fell early in the year after the company noted a "marked and sharp decline in recruitment ad sales." We sold the Portfolio's position in the stock.

Able Laboratories is a generic drug maker that fell sharply after announcing a recall of all their products because of quality control issues. Able Laboratories' stock price dropped 75% during the month of May. The stock was eliminated from the Portfolio.

WERE THERE ANY SIGNIFICANT PURCHASES DURING 2005?

International Securities Exchange, the world's largest equity options exchange, was the Portfolio's largest purchase in 2005. We began purchasing shares in March. Although we took some profits, we continued to purchase shares throughout the year. This new acquisition was part of our decision to increase financial services holdings, particularly in market exchange companies. The position made a positive contribution to relative performance.

We started purchasing shares of NeuStar in June, when the company had its initial public offering. NeuStar serves as a clearinghouse for phone number porting, a service that allows customers to keep their phone number when switching carriers. The company, which exhibits characteristics we favor in our stock selection process, was a top-10 holding as of December 31, 2005, and contributed positively to relative performance.

We purchased shares of TALX, a provider of outsourced payroll and HR services, during November and December, and as of December 31, 2005, the position was a top-10 holding. The company benefited from strong transaction volume, and the stock made a positive contribution to the Portfolio's relative performance.

Kyphon, which specializes in medical devices to treat and restore spinal anatomy, was a new acquisition and a top performer for the Portfolio. Shares were primarily bought during January and February of 2005. We did take some profits throughout the year, but Kyphon continues to be a significant Portfolio holding.

We initiated a position in financial-market-research firm Factset Research Systems during the year, and as of December 31, 2005, the stock was a top-ten Portfolio holding. The company experienced strong subscription growth throughout the year, and the stock was a positive contributor to the Portfolio's relative performance.

WERE THERE ANY SIGNIFICANT SALES DURING 2005?

MicroStrategy, a leading worldwide provider of business-intelligence software, was the Portfolio's largest sale during the year. Since the company no longer showed signs of acceptable growth, we completely eliminated the Portfolio's position by December, taking marginal profits.

Centene provides organizations with multiline-managed-care programs through government-subsidized programs. We eliminated the Portfolio's position in Centene by midyear and took significant gains along the way.

AMERIGROUP is a managed health care provider that we eliminated from the Portfolio by midyear, also taking significant profits.

Integra Lifesciences Holdings is a world leader in developing and marketing high-quality surgical instruments. We eliminated the position by the end of the year, netting a minimal gain from price appreciation. The company's growth rate appeared to be moderating.

Kos Pharmaceuticals is a specialty pharmaceutical company that the Portfolio continues to hold.

 M-116   MainStay VP Developing Growth Portfolio

Although we sold the company's shares, we also made significant purchases throughout the year, primarily in April and November. Overall, the Portfolio's position contributed to the Portfolio's positive relative performance for the year.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE IN 2005?

During 2005, the Portfolio became overweighted in the financials and information technology sectors relative to the benchmark. We reduced the Portfolio's exposure to the energy sector, eliminating and reducing positions and taking profits. Toward the end of the year, the energy sector suffered a sharp price pullback. We have also increased the Portfolio's weighting in the financials sector by initiating positions in market exchange companies and online banking companies. We reduced the Portfolio's exposure to the industrials sector during the year.

At the end of 2005, financials was the Portfolio's most significantly overweighted sector position relative to the Russell 2000(R) Growth Index.* The Portfolio emphasized nonbank financial companies. At year-end, the Portfolio held no materials stocks, which made materials the Portfolio's most significantly underweighted sector relative to the Russell 2000(R) Growth Index.* The most significantly underweighted sector in which the Portfolio was invested on December 31, 2005, was industrials.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP DEVELOPING GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.MAINSTAYfunds.com     M-117

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES         VALUE
COMMON STOCKS (98.3%)+
----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
Aviall, Inc. (a)                                         9,600   $   276,480
BE Aerospace, Inc. (a)                                  21,500       473,000
Hexcel Corp. (a)                                        22,200       400,710
                                                                 -----------
                                                                   1,150,190
                                                                 -----------
AUTO COMPONENTS (0.9%)
LKQ Corp. (a)                                           12,400       429,288
                                                                 -----------
BEVERAGES (0.6%)
Hansen Natural Corp. (a)(b)                              3,600       283,716
                                                                 -----------

BIOTECHNOLOGY (3.1%)
Alkermes, Inc. (a)                                      25,500       487,560
Coley Pharmaceutical
  Group, Inc. (a)(b)                                    14,400       218,304
CV Therapeutics, Inc. (a)                               16,900       417,937
Illumina, Inc. (a)                                      21,000       296,100
Vion Pharmaceuticals, Inc. (a)                          82,900       136,785
                                                                 -----------
                                                                   1,556,686
                                                                 -----------
CAPITAL MARKETS (4.3%)
Calamos Asset Management, Inc. Class A                  21,500       676,175
Greenhill & Co., Inc. (b)                                7,900       443,664
Jefferies Group, Inc. (b)                               11,700       526,266
optionsXpress Holdings, Inc. (b)                        20,800       510,640
                                                                 -----------
                                                                   2,156,745
                                                                 -----------
COMMERCIAL BANKS (3.3%)
PrivateBancorp, Inc.                                     5,200       184,964
State National Bancshares, Inc. (a)(b)                   8,500       226,950
SVB Financial Group (a)                                 12,500       585,500
United Community Banks, Inc.                            10,800       287,928
Western Alliance Bancorp (a)                            12,900       385,323
                                                                 -----------
                                                                   1,670,665
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES (6.8%)
Administaff, Inc.                                       11,600       487,780
Advisory Board Co. (The) (a)                             7,400       352,758
Corporate Executive Board Co. (The)                      5,000       448,500
CRA International, Inc. (a)                              5,100       243,219
FTI Consulting, Inc. (a)                                21,200       581,728
Healthcare Services Group, Inc.                         14,133       292,694
Labor Ready, Inc. (a)                                   18,700       389,334
Resources Connection, Inc. (a)                          24,400       635,864
                                                                 -----------
                                                                   3,431,877
                                                                 -----------
COMMUNICATIONS EQUIPMENT (1.0%)
Redback Networks, Inc. (a)                              34,300       482,258
                                                                 -----------


                                                        SHARES         VALUE
COMPUTERS & PERIPHERALS (0.2%)
UNOVA, Inc. (a)                                          2,600   $    87,880
                                                                 -----------

CONSUMER FINANCE (0.8%)
Nelnet, Inc. Class A (a)(b)                             10,400       423,072
                                                                 -----------

DIVERSIFIED CONSUMER SERVICES (1.2%)
Bright Horizons Family
  Solutions, Inc. (a)                                   10,000       370,500
Universal Technical Institute, Inc. (a)                  7,700       238,238
                                                                 -----------
                                                                     608,738
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES (2.0%)
IntercontinentalExchange, Inc. (a)                      11,500       418,025
International Securities
  Exchange, Inc. (a)(b)                                 22,000       605,440
                                                                 -----------
                                                                   1,023,465
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
V  NeuStar, Inc. Class A (a)                            28,800       878,112
                                                                 -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS (2.6%)
Cognex Corp.                                            18,300       550,647
Novatel, Inc. (a)                                       10,000       276,100
SunPower Corp. Class A (a)(b)                           14,400       489,456
                                                                 -----------
                                                                   1,316,203
                                                                 -----------
ENERGY EQUIPMENT & SERVICES (5.7%)
Cal Dive International, Inc. (a)(b)                     13,800       495,282
Oil States International, Inc. (a)(b)                   12,300       389,664
Superior Energy Services, Inc. (a)                      12,100       254,705
TETRA Technologies, Inc. (a)                            15,600       476,112
Todco Class A (a)                                       16,200       616,572
Unit Corp. (a)                                           6,700       368,701
W-H Energy Services, Inc. (a)                            9,300       307,644
                                                                 -----------
                                                                   2,908,680
                                                                 -----------
FOOD & STAPLES RETAILING (1.1%)
Central European
  Distribution Corp. (a)(b)                              8,700       349,218
United Natural Foods, Inc. (a)                           8,600       227,040
                                                                 -----------
                                                                     576,258
                                                                 -----------
HEALTH CARE EQUIPMENT & SUPPLIES (8.6%)
ArthroCare Corp. (a)(b)                                 10,100       425,614
V  Hologic, Inc. (a)                                    23,600       894,912
V  Intuitive Surgical, Inc. (a)                          6,100       715,347
Kyphon, Inc. (a)(b)                                     14,300       583,869
Meridian Bioscience, Inc.                               18,700       376,618
Palomar Medical Technologies, Inc. (a)                   8,600       301,344

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-118 MainStay VP Developing Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Sybron Dental Specialties, Inc. (a)                     13,000   $   517,530
Ventana Medical Systems, Inc. (a)                       12,400       525,140
                                                                 -----------
                                                                   4,340,374
                                                                 -----------
HEALTH CARE PROVIDERS & SERVICES (7.5%)
LCA-Vision, Inc.                                        11,600       551,116
PRA International (a)                                   13,400       377,210
V  Psychiatric Solutions, Inc. (a)                      12,300       722,502
Sierra Health Services, Inc. (a)                         6,400       511,744
Symbion, Inc. (a)                                       21,300       489,900
WebMD Health Corp. Class A (a)(b)                       20,900       607,145
WellCare Health Plans, Inc. (a)                         13,300       543,305
                                                                 -----------
                                                                   3,802,922
                                                                 -----------
HOTELS, RESTAURANTS & LEISURE (1.2%)
Scientific Games Corp. Class A (a)                      13,400       365,552
Shuffle Master, Inc. (a)(b)                             10,100       253,914
                                                                 -----------
                                                                     619,466
                                                                 -----------
HOUSEHOLD DURABLES (0.7%)
iRobot Corp. (a)(b)                                     10,600       353,298
                                                                 -----------

INSURANCE (1.2%)
North Pointe Holdings Corp. (a)                         17,000       261,290
ProAssurance Corp. (a)                                   7,500       364,800
                                                                 -----------
                                                                     626,090
                                                                 -----------
INTERNET & CATALOG RETAIL (3.2%)
Coldwater Creek, Inc. (a)                               19,100       583,123
NetFlix, Inc. (a)(b)                                    16,300       441,078
Stamps.com, Inc. (a)                                    25,200       578,592
                                                                 -----------
                                                                   1,602,793
                                                                 -----------
INTERNET SOFTWARE & SERVICES (7.8%)
aQuantive, Inc. (a)                                     23,500       593,140
Blue Coat Systems, Inc. (a)                             11,800       539,496
DealerTrack Holdings, Inc. (a)                          14,900       312,602
Digital Insight Corp. (a)                               13,300       425,866
Openwave Systems, Inc. (a)(b)                           24,800       433,256
RealNetworks, Inc. (a)                                  48,000       372,480
WebEx Communications, Inc. (a)(b)                       15,400       333,102
Websense, Inc. (a)(b)                                    8,900       584,196
WebSideStory, Inc. (a)                                  20,300       368,039
                                                                 -----------
                                                                   3,962,177
                                                                 -----------
IT SERVICES (2.7%)
Euronet Worldwide, Inc. (a)                             11,100       308,580
SRA International, Inc. Class A (a)                     11,000       335,940
V  TALX Corp.                                           16,300       745,073
                                                                 -----------
                                                                   1,389,593
                                                                 -----------
MEDIA (1.4%)
V  Morningstar, Inc. (a)                                20,000       692,800
                                                                 -----------


                                                        SHARES         VALUE
OIL, GAS & CONSUMABLE FUELS (2.0%)
Denbury Resources, Inc. (a)                             12,700   $   289,306
Encore Acquisition Co. (a)                               8,550       273,942
Energy Partners, Ltd. (a)                                3,600        78,444
Foundation Coal Holdings, Inc.                          10,300       391,400
                                                                 -----------
                                                                   1,033,092
                                                                 -----------
PHARMACEUTICALS (0.9%)
Kos Pharmaceuticals, Inc. (a)(b)                         8,900       460,397
                                                                 -----------

REAL ESTATE (0.7%)
Jones Lang Lasalle, Inc.                                 7,000       352,450
                                                                 -----------

ROAD & RAIL (2.4%)
V  Landstar System, Inc.                                19,300       805,581
USA Truck, Inc. (a)                                     13,900       404,907
                                                                 -----------
                                                                   1,210,488
                                                                 -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.8%)
Advanced Analogic
  Technologies, Inc. (a)                                25,700       355,945
ATMI, Inc. (a)                                          18,050       504,859
Microsemi Corp. (a)                                     15,700       434,262
SiRF Technology Holdings, Inc. (a)                      15,700       467,860
Trident Microsystems, Inc. (a)(b)                       24,800       446,400
V  Varian Semiconductor Equipment Associates, Inc.
  (a)                                                   16,100       707,273
                                                                 -----------
                                                                   2,916,599
                                                                 -----------
SOFTWARE (7.3%)
Blackboard, Inc. (a)                                    16,900       489,762
Concur Technologies, Inc. (a)                           33,700       434,393
V  FactSet Research Systems, Inc.                       19,100       786,156
Red Hat, Inc. (a)(b)                                    18,400       501,216
Salesforce.com, Inc. (a)(b)                             13,400       429,470
Verint Systems, Inc. (a)                                 9,300       320,571
Wind River Systems, Inc. (a)                            22,900       338,233
Witness Systems, Inc. (a)                               20,500       403,235
                                                                 -----------
                                                                   3,703,036
                                                                 -----------
SPECIALTY RETAIL (5.7%)
Dress Barn, Inc. (a)                                    11,000       424,710
Guess?, Inc. (a)                                        12,200       434,320
Guitar Center, Inc. (a)(b)                               3,200       160,032
Hibbett Sporting Goods, Inc. (a)                        17,100       487,008
V  Volcom, Inc. (a)                                     22,100       751,621
Zumiez, Inc. (a)(b)                                     15,000       648,300
                                                                 -----------
                                                                   2,905,991
                                                                 -----------


    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES         VALUE
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Under Armour, Inc. Class A (a)(b)                        9,900   $   379,269
                                                                 -----------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
Beacon Roofing Supply, Inc. (a)                         14,700       422,331
                                                                 -----------
Total Common Stocks
  (Cost $42,889,523)                                              49,756,999
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (17.9%)
----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.8%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (c)(d)                         $  399,378       399,378
                                                                 -----------
Total Certificate of Deposit
  (Cost $399,378)                                                    399,378
                                                                 -----------
COMMERCIAL PAPER (4.1%)
CIESCO, Inc.
  4.295%, due 1/26/06 (c)                              202,011       202,011
Clipper Receivables Corp.
  4.274%, due 1/17/06 (c)                              110,942       110,942
Compass Securitization
  4.267%, due 1/5/06 (c)                               168,872       168,872
General Electric Capital Corp.
  4.25%, due 1/24/06 (c)                               562,514       562,514
Paradigm Funding LLC
  4.276%, due 1/6/06 (c)                               169,001       169,001
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (c)                               285,270       285,270
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (c)                              283,099       283,099
Ranger Funding LLC
  4.269%, due 1/11/06 (c)                              285,270       285,270
                                                                 -----------
Total Commercial Paper
  (Cost $2,066,979)                                                2,066,979
                                                                 -----------
                                                        SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money
  Market Fund (c)                                      168,209       168,209
                                                                 -----------
Total Investment Company
  (Cost $168,209)                                                    168,209
                                                                 -----------
                                                     PRINCIPAL
                                                        AMOUNT         VALUE
TIME DEPOSITS (12.7%)
Abbey National PLC
  4.29%, due 1/3/06 (c)                             $  513,485   $   513,485
Bank of America
  4.27%, due 1/27/06 (c)(d)                            456,431       456,431
Bank of Montreal
  4.25%, due 1/17/06 (c)                               456,431       456,431
BNP Paribas
  4.265%, due 1/26/06 (c)                              741,701       741,701
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (c)                               376,556       376,556
Dexia Group
  4.265%, due 1/6/06 (c)                               456,431       456,431
Fortis Bank
  4.25%, due 1/9/06 (c)                                342,324       342,324
Halifax Bank of Scotland
  4.26%, due 1/31/06 (c)                               456,431       456,431
Rabobank Nederland
  4.25%, due 1/27/06 (c)                               399,378       399,378
Royal Bank of Scotland
  4.26%, due 1/6/06 (c)                                570,539       570,539
Societe Generale
  4.30%, due 1/30/06 (c)                               285,270       285,270
Toronto Dominion Bank
  4.30%, due 1/26/06 (c)                               285,270       285,270
UBS AG
  4.26%, due 1/19/06 (c)                               570,539       570,539
  4.29%, due 1/12/06 (c)                               399,378       399,378
Wells Fargo & Co.
  4.34%, due 1/13/06 (c)                               114,108       114,108
                                                                 -----------
Total Time Deposits
  (Cost $6,424,272)                                                6,424,272
                                                                 -----------
Total Short-Term Investments
  (Cost $9,058,838)                                                9,058,838
                                                                 -----------
Total Investments
  (Cost $51,948,361) (e)                                 116.2%   58,815,837(f)
Liabilities in Excess of Cash and Other Assets           (16.2)   (8,206,811)
                                                    ----------   -----------
Net Assets                                               100.0%  $50,609,026
                                                    ==========   ===========


 M-120 MainStay VP Developing Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(e)  The cost for federal income tax purposes is $51,982,264.
(f) At December 31, 2005 net unrealized appreciation was $6,833,573, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,586,040 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $752,467.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $51,948,361) including
  $8,724,955 market value of securities loaned   $58,815,837
Cash                                               3,164,658
Receivables:
  Investment securities sold                         122,159
  Fund shares sold                                    33,271
  Dividends and interest                              23,319
Other assets                                             867
                                                 ------------
    Total assets                                  62,160,111
                                                 ------------

LIABILITIES:
Securities lending collateral                      9,058,838
Payables:
  Investment securities purchased                  2,360,310
  Fund shares redeemed                                31,548
  Adviser                                             25,849
  Professional                                        22,241
  Custodian                                           12,032
  Shareholder communication                            9,983
  Administrator                                        8,616
  NYLIFE Distributors                                  4,834
Accrued expenses                                      16,834
                                                 ------------
    Total liabilities                             11,551,085
                                                 ------------
Net assets                                       $50,609,026
                                                 ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share) 200
  million shares authorized:
  Initial Class                                  $    27,163
  Service Class                                       22,773
Additional paid-in capital                        46,948,890
Accumulated net realized loss on investments      (3,257,276)
Net unrealized appreciation on investments         6,867,476
                                                 ------------
Net assets                                       $50,609,026
                                                 ============
INITIAL CLASS
Net assets applicable to outstanding shares      $27,614,320
                                                 ============
Shares of capital stock outstanding                2,716,342
                                                 ============
Net asset value per share outstanding            $     10.17
                                                 ============
SERVICE CLASS
Net assets applicable to outstanding shares      $22,994,706
                                                 ============
Shares of capital stock outstanding                2,277,250
                                                 ============
Net asset value per share outstanding            $     10.10
                                                 ============

 M-122 MainStay VP Developing Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                       $   73,001
  Interest                                            48,809
  Income from securities loaned--net                  27,405
                                                  -----------
    Total income                                     149,215
                                                  -----------
EXPENSES:
  Advisory                                           287,126
  Administration                                      95,709
  Distribution and service--Service Class             46,887
  Professional                                        36,368
  Custodian                                           34,666
  Directors                                            5,519
  Shareholder communication                            5,069
  Miscellaneous                                       28,408
                                                  -----------
    Total expenses before reimbursement              539,752
  Reimbursement from affiliates for printing and
    mailing costs (see Note 3(B))                    (43,343)
  Expense reimbursement from Manager                 (10,904)
  Fees paid indirectly (see Note 3(A))                (9,339)
                                                  -----------
  Net expenses                                       476,166
                                                  -----------
Net investment loss                                 (326,951)
                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   4,455,283
Net change in unrealized appreciation on
  investments                                        830,785
                                                  -----------
Net realized and unrealized gain on investments    5,286,068
                                                  -----------
Net increase in net assets resulting from
  operations                                      $4,959,117
                                                  ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                            2005           2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment loss                $   (326,951)  $  (436,728)
 Net realized gain on investments      4,455,283     1,747,640
 Net change in unrealized
  appreciation on investments            830,785     1,540,393
                                    ---------------------------
 Net increase in net assets
  resulting from operations            4,959,117     2,851,305
                                    ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                       1,746,384     4,702,029
   Service Class                       6,709,583    11,445,887
                                    ---------------------------
                                       8,455,967    16,147,916
 Cost of shares redeemed:
   Initial Class                     (13,305,002)   (8,050,906)
   Service Class                      (2,202,862)     (833,605)
                                    ---------------------------
                                     (15,507,864)   (8,884,511)
                                    ---------------------------
    Increase (decrease) in net
     assets derived from capital
     share transactions               (7,051,897)    7,263,405
                                    ---------------------------
    Net increase (decrease) in net
     assets                           (2,092,780)   10,114,710

NET ASSETS:
Beginning of year                     52,701,806    42,587,096
                                    ---------------------------
End of year                         $ 50,609,026   $52,701,806
                                    ===========================

 M-124 MainStay VP Developing Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-125

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                                    INITIAL CLASS
                                                       ------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           2005           2004           2003           2002           2001
Net asset value at beginning of period                   $  9.07        $  8.57        $  6.19        $  8.71        $  9.40
                                                       ------------   ------------   ------------   ------------   ------------
Net investment loss (b)                                    (0.05)         (0.07)         (0.07)         (0.07)         (0.07)
Net realized and unrealized gain (loss) on
  investments                                               1.15           0.57           2.45          (2.45)         (0.62)
                                                       ------------   ------------   ------------   ------------   ------------
Total from investment operations                            1.10           0.50           2.38          (2.52)         (0.69)
                                                       ------------   ------------   ------------   ------------   ------------
Net asset value at end of period                         $ 10.17        $  9.07        $  8.57        $  6.19        $  8.71
                                                       ============   ============   ============   ============   ============
Total investment return                                    12.04%(e)       5.86%         38.49%        (28.98%)        (7.34%)
Ratios (to average net assets)/Supplemental Data:
    Net investment loss                                    (0.59%)        (0.88%)        (1.01%)        (0.92%)        (0.83%)
    Net expenses                                            0.90%#         1.08%#         1.19%          1.10%          1.08%
    Expenses (before reimbursement)                         1.03%#         1.09%#         1.19%          1.10%          1.08%
Portfolio turnover rate                                      130%           129%           103%            62%            49%
Net assets at end of period (in 000's)                   $27,614        $36,604        $38,146        $22,338        $31,243

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 11.94% and 11.64% for the Initial Class and
     Service Class, respectively, for the year ended December 31,
     2005. (see Note 3(B)).
#    Includes fees paid indirectly which amounted to 0.02% and
     0.01% of average net assets for the years ended December 31,
     2005 and 2004, respectively.
+    Annualized.

 M-126 MainStay VP Developing Growth Portfolio The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                        SERVICE CLASS
    ------------------------------------------------------
                                                JUNE 5,
                                                2003(A)
                                                THROUGH
         YEAR ENDED DECEMBER 31,              DECEMBER 31,
        2005                 2004                 2003
      $  9.04              $  8.56               $ 7.20
    ------------         ------------         ------------
        (0.08)               (0.09)               (0.06)
         1.14                 0.57                 1.42
    ------------         ------------         ------------
         1.06                 0.48                 1.36
    ------------         ------------         ------------
      $ 10.10              $  9.04               $ 8.56
    ============         ============         ============
        11.73%(e)             5.60%               18.83%(c)
        (0.84%)              (1.13%)              (1.26%)+(d)
         1.15%#               1.33%#               1.44% +
         1.28%#               1.34%#               1.44% +
          130%                 129%                 103%
      $22,995              $16,098               $4,441

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP FLOATING RATE PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SINCE
TOTAL RETURNS              INCEPTION
------------------------------------
After Portfolio operating
  expenses                   2.10%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP FLOATING RATE
                                                                         PORTFOLIO                  S&P 500/BARRA VALUE INDEX
                                                                 -------------------------          -------------------------
5/2/05                                                                     10000                              10000
12/31/05                                                                   10210                              10392

                                                        --   MainStay VP Floating Rate Portfolio  --

                                                        --   Credit Suisse Leveraged Loan Index

SERVICE CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               SINCE
TOTAL RETURNS              INCEPTION
------------------------------------
After Portfolio operating
  expenses                   1.91%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP FLOATING RATE
                                                                         PORTFOLIO                  S&P 500/BARRA VALUE INDEX
                                                                 -------------------------          -------------------------
5/2/05                                                                     10000                              10000
12/31/05                                                                   10191                              10392

                                                        --   MainStay VP Floating Rate Portfolio  --

                                                        --   Credit Suisse Leveraged Loan Index

                                                                SINCE
BENCHMARK                                                     INCEPTION

Credit Suisse Leveraged Loan Index*                             3.92%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-128   MainStay VP Floating Rate Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP FLOATING RATE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                          ENDING ACCOUNT
                                                            ENDING ACCOUNT                 VALUE (BASED
                                                             VALUE (BASED                ON HYPOTHETICAL
                                                BEGINNING     ON ACTUAL      EXPENSES     5% ANNUALIZED     EXPENSES
                                                 ACCOUNT     RETURNS AND       PAID         RETURN AND        PAID
                                                  VALUE       EXPENSES)       DURING     ACTUAL EXPENSES)    DURING
SHARE CLASS                                      7/1/05        12/31/05      PERIOD(1)       12/31/05       PERIOD(1)
---------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                                   $1,000.00     $1,025.50        $4.29        $1,020.80         $4.28
---------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                                   $1,000.00     $1,024.05        $5.56        $1,019.55         $5.55
---------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Fund's annualized expense ratio of each class (0.84% for Initial Class, 1.09% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 ( to reflect the one-half year period).

                                                 www.MAINSTAYfunds.com     M-129

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Floating Rate Loans                                                      82.3%
Short-Term Investments                                                   15.0
Foreign Floating Rate Loans                                               1.3
Cash and Other Assets Less Liabilities                                    1.4

See Portfolio of Investments on page M-133 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  DirectTV Holdings, LLC Term Loan B, 5.87%, due
     4/13/13
 2. UPC Broadband Holding B.V. Term Loan H2, 6.80%, due 9/30/12
 3. Crown Americas, Inc. Term B Dollar Loan, 6.00%, due 11/15/12
 4.  Alliance Imaging, Inc. Tranche C1 Term Loan,
     6.81%, due 12/29/11
 5.  Charter Communications Operating, LLC Term Loan
     B, 7.42%, due 4/7/11
 6.  General Growth Properties, Inc. Term Loan A,
     6.12%, due 11/12/07
 7.  Reliant Energy, Inc. Term Loan, 6.09%, due
     4/30/10
 8.  Venetian Casino Resort, LLC/Las Vegas Sands,
     Inc. Delayed Draw Term Loan B, 6.28%, due
     6/15/11
 9.  Hexcel Corp. Term Loan B, 5.93%, due 3/1/12
10.  Goodyear Tire & Rubber Co. (The) Second Lien
     Term Loan, 7.06%, due 4/30/10

 M-130   MainStay VP Floating Rate Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Anthony Malloy and Robert Dial of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in a portfolio of floating-rate loans and other floating-rate debt securities. The Portfolio may also purchase fixed-income debt securities and money-market securities or instruments. When we believe that market or economic conditions are unfavorable to investors, up to 100% of the Portfolio's assets may be invested in money-market or short-term debt securities. The Portfolio may also invest in these types of securities or hold cash while we are looking for suitable investment opportunities or to maintain liquidity. The Portfolio may invest up to 25% of its total assets in foreign securities, generally U.S. dollar denominated loans and other debt securities issued by one or more non-U.S. borrowers.

In implementing this strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. We also seek to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. We prefer companies with positive free cash flow, solid asset coverage, and management teams that have strong track records. In virtually every phase of the investment process, we attempt to control risk and limit defaults.

The Portfolio commenced operation on May 2, 2005.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FROM INCEPTION THROUGH DECEMBER 31, 2005?

From May 2 through December 31, 2005, MainStay VP Floating Rate Portfolio returned 2.10% for Initial Class shares and 1.91% for Service Class shares. Both share classes underperformed the 3.24% return the average Lipper* Loan Participation Portfolio over the same period. Both share classes underperformed the 3.92% return of the Credit Suisse Leveraged Loan Index,* the Portfolio's benchmark, from May 2 through December 31, 2005.

The Portfolio underperformed the Credit Suisse Leveraged Loan Index* for a variety of reasons. First, the Portfolio bears real-world expenses that a tracking index does not. Second, since the Portfolio commenced operations on May 2, 2005, there was a lag time before it was fully invested. Third, for liquidity purposes, the Portfolio maintains prudent cash balances appropriate for an open-ended Portfolio with longer-settlement assets. Fourth, the longer-settlement nature of the loan asset class caused a lag in implementing Portfolio inflows. Fifth, amortization of secondary-market purchase premiums affected relative returns, because the Index tracks assets at primary-issue prices, which are generally at par or a small discount. Sixth, the Portfolio's conservative orientation and commitment to preservation of capital led us to underweight CCC-rated(1) and unrated issues relative to the Credit Suisse Leveraged Loan Index.*

It is worth noting that the Portfolio pays a floating-rate dividend, unlike the Index, which does not pay dividends. As of December 31, 2005, the 7-day yield for Initial Class shares was 6.65% and the 7-day yield for Service Class shares was 5.75%.

WHAT FACTORS AFFECTED THE FLOATING-RATE DEBT MARKET FROM MAY 2 THROUGH DECEMBER 31, 2005?

To keep the economy on track and inflation at bay, the Federal Open Market Committee increased the federal funds target rate six times from May through December 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a


Floating-rate portfolios are generally considered to have speculative characteristics that involve risk of default on principal and interest and risks associated with collateral impairment, nondiversification, borrower industry concentration, and limited liquidity. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including currency fluctuations, less- liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. The Portfolio is nondiversified, which means that it may invest a greater percentage of its assets in a particular issuer than other portfolios. This may make it more susceptible than diversified portfolios to risks associated with an individual issuer, and to single economic, political, or regulatory occurrences.

Not all investment divisions are available under all policies.

1. Debt rated CCC by Standard & Poor's is deemed by Standard & Poor's to be currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor. It is the opinion of Standard & Poor's that in the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-131
percentage point.) These moves brought the federal funds target rate to 4.25% at the end of the reporting period.

The LIBOR* rates upon which floating-rate loan interest rates are based rose correspondingly. This more than compensated for a modest tightening in credit spreads.(2) As a result, floating-rate loans outperformed many other asset classes during the reporting period.

Rising short-term interest rates helped to increase the Portfolio's yield, which attracted significant inflows. Unfortunately, primary issuance volume in the loan market remained relatively modest, credit quality was inconsistent, and secondary issues traded at rich prices. These factors contributed to high spreads compared with historical levels.

HOW DID YOU POSITION THE PORTFOLIO IN THIS ENVIRONMENT?

The Portfolio invests in floating-rate loans that have an effective duration of less than three months. The floating-rate loans may have final maturities of seven to nine years, but have underlying interest rate contracts typically linked to LIBOR that reset every 30, 60, 90, or 180 days. As of December 31, 2005, the weighted-average reset figure for the Portfolio was 52 days. This means that as short-term interest rates increase, the Portfolio "catches up" within 52 days and thus increases the yield it pays to investors.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN THE PORTFOLIO DURING THE REPORTING PERIOD?

In early October 2005, Refco announced that it had discovered accounting irregularities. The disclosure led to an extensive fraud investigation. Market and customer reactions to the announcement were swift and severe, and the credit was downgraded from B1/ B+ to Caa2/CC over a five-day period.(3) Our analysis of the situation and our concern for value retention led us to sell the Portfolio's position at a discount to its acquisition cost. The effect on the net asset value of the Portfolio was a decline of approximately $0.03 per share.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2005?

As of December 31, the Portfolio's largest industry concentrations were in health care and business services. This was consistent with our general target of investing 10% or less of the Portfolio's assets in a single industry. At year-end 2005, the Portfolio was overweighted relative to the Credit Suisse Leveraged Loan Index* in health care and business services. We were comfortable with this positioning because health care is generally viewed as a defensive sector and business services is characterized by issuers with significant recurring revenue streams and consistent free cash flow profiles.

As of December 31, 2005, the Portfolio was significantly underweighted relative to the Credit Suisse Leveraged Loan Index* in loans rated CCC and below and in unrated loans.

The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

2. The terms "credit spread" refers to the marginal interest rate paid in addition to a benchmark interest rate linked to a market index, or instrument--in this case, the benchmark LIBOR measure.

3. Bonds rated B by Moody's Investors Service are ones that, in Moody's opinion, generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds rated Caa by Moody's Investors Service are deemed by Moody's to be of poor standing. Such issues may be in default or, according to Moody's, elements of danger with respect to principal or interest may be present. Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CC by Standard & Poor's is deemed by Standard & Poor's to be currently highly vulnerable to nonpayment. The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.


* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP FLOATING RATE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-132   MainStay VP Floating Rate Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
LONG-TERM INVESTMENTS (83.6%)+
FLOATING RATE LOANS (82.3%) (A)
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.3%)
V  Hexcel Corp.
  Term Loan B
  5.93%, due 3/1/12                                 $1,644,444   $  1,658,148
Mid-Western Aircraft Systems, Inc.
  Term Loan B
  6.41%, due 12/31/11                                  995,000      1,007,437
                                                                 ------------
                                                                    2,665,585
                                                                 ------------
AIR FREIGHT & COURIERS (0.8%)
Pacer International, Inc.
  Term Loan
  6.01%, due 6/10/10                                   971,061        977,130
                                                                 ------------
ALTERNATIVE CARRIERS (0.9%)
Patriot Media & Communications CNJ, LLC
  Term Loan B
  6.69%, due 3/31/13                                 1,000,000      1,013,125
                                                                 ------------
ALUMINUM (0.8%)
Novelis, Inc.
  Canadian Term Loan
  6.01%, due 1/9/12                                    346,837        350,251
  U.S. Term Loan
  6.01%, due 1/9/12                                    602,401        608,331
                                                                 ------------
                                                                      958,582
                                                                 ------------
APPAREL RETAIL (0.4%)
Eddie Bauer, Inc.
  Term Loan B
  7.18%, due 6/21/11                                   497,500        481,953
                                                                 ------------
APPAREL, ACCESSORIES & LUXURY GOODS (1.9%)
St. John Knits International, Inc.
  Term Loan B
  7.06%, due 3/23/12                                 1,310,627      1,323,733
Visant Corp.
  Term Loan C
  6.78%, due 12/21/11                                  493,950        500,125
William Carter Co. (The)
  Term Loan
  5.72%, due 7/14/12                                   430,032        433,974
                                                                 ------------
                                                                    2,257,832
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
AUTO PARTS & EQUIPMENT (1.8%)
Key Automotive Group
  Term Loan B
  7.33%, due 6/29/10                                $  985,567   $    978,175
TRW Automotive, Inc.
  Tranche B Term Loan
  5.25%, due 6/30/12                                 1,107,574      1,110,343
                                                                 ------------
                                                                    2,088,518
                                                                 ------------
BROADCASTING & CABLE (5.9%)
V  Charter Communications Operating, LLC
  Term Loan B
  7.42%, due 4/7/11                                  1,945,252      1,949,354
V  DirectTV Holdings, LLC
  Term Loan B
  5.87%, due 4/13/13                                 2,000,000      2,016,562
Insight Midwest Holdings, LLC
  Term Loan C
  6.56%, due 12/31/09                                  997,455      1,009,300
V  UPC Broadband Holding B.V.
  Term Loan H2
  6.80%, due 9/30/12                                 2,000,000      2,016,428
                                                                 ------------
                                                                    6,991,644
                                                                 ------------
BUILDING PRODUCTS (0.8%)
Stile Acquisition Corp.
  Canadian Term Loan
  6.21%, due 4/6/13                                    494,582        489,069
  U.S. Term Loan
  6.21%, due 4/6/13                                    495,424        489,902
                                                                 ------------
                                                                      978,971
                                                                 ------------
CASINOS & GAMING (3.9%)
Penn National Gaming, Inc.
  Term Loan B
  6.05%, due 10/3/12                                   997,500      1,008,411
Resorts International Holdings, LLC
  2nd Lien Term Loan
  7.53%, due 4/26/12                                   481,057        472,038
  Term Loan B
  12.03%, due 4/26/13                                1,042,170      1,044,124
Venetian Casino Resort, LLC/Las Vegas Sands, Inc.
  Delayed Draw Term Loan B
  6.28%, due 6/15/11                                   341,880        343,857
V    Term Loan B
  6.28%, due 6/15/11                                 1,658,120      1,667,705
                                                                 ------------
                                                                    4,536,135
                                                                 ------------
+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------

COMMODITY CHEMICALS (0.8%)
Huntsman International, LLC
  Term B Dollar Facility
  6.12%, due 8/16/12                                $  976,887   $    981,313
                                                                 ------------
DEPARTMENT STORES (0.9%)
Neiman Marcus Group, Inc. (The)
  Term Loan B
  6.95%, due 4/6/13                                  1,000,000      1,006,827
                                                                 ------------
DISTILLERS & VINTNERS (0.8%)
Constellation Brands, Inc.
  Term Loan B
  5.66%, due 11/30/11                                  942,160        951,464
                                                                 ------------
DIVERSIFIED CHEMICALS (0.7%)
Celanese AG
  Dollar Term Loan
  6.53%, due 4/6/11                                    803,702        811,136
                                                                 ------------
DIVERSIFIED COMMERCIAL SERVICES (3.3%)
Ashtead Group PLC
  Term Loan
  6.13%, due 11/12/09                                  990,000        996,187
Brand Services, Inc.
  Term Loan
  7.38%, due 1/15/12                                   995,002      1,007,025
Coinmach Corp.
  Term Loan B1
  3.45%, due 12/19/12                                  403,509        409,057
Hertz Corp. (The)
  Letter of Credit
  4.50%, due 12/21/05                                   55,556         56,224
  Tranche B Term Loan
  1.13%, due 8/15/07 (b)                               379,333        383,897
United Rentals, Inc.
  Initial Term Loan
  6.63%, due 2/14/11                                   829,114        836,783
  Tranche B Credit Linked Deposit
  6.63%, due 2/14/11                                   168,776        170,338
                                                                 ------------
                                                                    3,859,511
                                                                 ------------
DIVERSIFIED FINANCIAL SERVICES (1.3%)
BTN Dunlop Finance, Inc.
  A Bonding Facility
  7.45%, due 3/5/09                                  1,485,465      1,504,033
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
DIVERSIFIED METALS & MINING (0.8%)
Trout Coal Holdings, LLC
  1st Lien Term Loan
  7.34%, due 3/23/11                                $  994,987   $    963,894
                                                                 ------------
DRUG RETAIL (0.7%)
Jean Coutu Group (PJC), Inc. (The)
  Term Loan B
  6.50%, due 7/30/11                                   790,474        797,501
                                                                 ------------
ELECTRIC UTILITIES (0.8%)
Allegheny Energy Supply Co., LLC
  Term Loan C
  5.86%, due 3/8/11                                    925,144        935,166
                                                                 ------------
ELECTRONIC EQUIPMENT MANUFACTURERS (0.4%)
Invensys International Holdings, Ltd.
  2nd Lien Term Loan
  8.53%, due 12/5/09                                   500,000        509,375
                                                                 ------------
ENVIRONMENTAL SERVICES (1.6%)
Allied Waste Industries, Inc.
  Term Loan
  6.02%, due 1/15/12                                 1,378,344      1,384,923
  Tranche A Credit-Linked Deposit
  6.18%, due 1/15/12                                   535,135        537,811
                                                                 ------------
                                                                    1,922,734
                                                                 ------------
FOOD RETAIL (1.7%)
Bi-Lo LLC
  Term Loan
  8.42%, due 6/30/11                                   985,507        981,812
Giant Eagle, Inc.
  Term Loan
  5.77%, due 11/7/12                                   500,000        501,562
Roundy's Supermarkets, Inc.
  Term Loan
  7.33%, due 11/3/11                                   500,000        496,625
                                                                 ------------
                                                                    1,979,999
                                                                 ------------
HEALTH CARE DISTRIBUTORS & SERVICES (4.3%)
V  Alliance Imaging, Inc.
  Tranche C1 Term Loan
  6.81%, due 12/29/11                                2,000,000      1,998,500
Aveta Holdings, LLC
  Term Loan B
  8.03%, due 8/22/11                                   323,810        323,810
Concentra Operating Corp.
  Term Loan
  6.05%, due 9/30/11                                   750,000        758,750

 M-134 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
HEALTH CARE DISTRIBUTORS & SERVICES (CONTINUED)
  DaVita, Inc.
  Term Loan B
  6.73%, due 10/5/12                                $  958,382   $    970,495
US Oncology, Inc.
  Term Loan B
  6.75%, due 8/20/11                                   997,376      1,007,350
                                                                 ------------
                                                                    5,058,905
                                                                 ------------
HEALTH CARE FACILITIES (2.9%)
Lifepoint Hospitals, Inc.
  Term Loan B
  6.19%, due 4/15/12                                 1,387,161      1,393,904
Select Medical Corp.
  Term Loan B
  6.12%, due 2/24/12                                   990,006        989,731
Vanguard Health Holding Co., LLC
  Replacement Term Loan
  6.95%, due 9/23/11                                   997,500      1,009,553
                                                                 ------------
                                                                    3,393,188
                                                                 ------------
HOUSEHOLD PRODUCTS (1.8%)
JohnsonDiversey, Inc.
  New Term Loan B
  6.80%, due 12/16/11                                1,156,482      1,166,312
Spectrum Brands, Inc.
  Term Loan
  6.43%, due 2/6/12                                    992,500        996,636
                                                                 ------------
                                                                    2,162,948
                                                                 ------------
HOUSEWARES & SPECIALTIES (0.8%)
Jarden Corp.
  Term Loan B2
  6.28%, due 1/24/12                                   952,891        954,797
                                                                 ------------
INDUSTRIAL CONGLOMERATES (0.9%)
Walter Industries, Inc.
  Term Loan
  6.28%, due 10/3/12                                   997,500      1,009,969
                                                                 ------------
INDUSTRIAL MACHINERY (1.3%)
Flowserve Corp.
  Term Loan B
  6.36%, due 8/10/12                                   482,083        487,507
Mueller Group, Inc.
  Term Loan B
  6.54%, due 10/3/12                                   997,500      1,008,722
                                                                 ------------
                                                                    1,496,229
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
INTEGRATED TELECOMMUNICATION SERVICES (0.9%)
Madison River Capital, LLC
  Term Loan B
  6.59%, due 7/29/12                                $1,000,000   $  1,013,750
                                                                 ------------
LEISURE FACILITIES (0.9%)
Six Flags Theme Parks, Inc.
  Term Loan B
  6.67%, due 6/30/09                                   997,468      1,007,978
                                                                 ------------
LEISURE PRODUCTS (0.9%)
Mega Bloks, Inc.
  Term Loan B
  6.04%, due 7/26/12                                   997,500      1,009,345
                                                                 ------------
METAL & GLASS CONTAINERS (4.3%)
Berry Plastics Corp.
  Term Loan
  6.54%, due 12/2/11                                   995,000      1,005,987
V  Crown Americas, Inc.
  Term B Dollar Loan
  6.00%, due 11/15/12                                2,000,000      2,011,250
Graham Packaging Holdings Co.
  Term Loan B
  6.48%, due 10/7/11                                   994,975      1,005,858
Owens-Illinois, Inc.
  French Tranche C1 Term Loan
  6.12%, due 4/1/08                                  1,000,000      1,004,375
                                                                 ------------
                                                                    5,027,470
                                                                 ------------
MOVIES & ENTERTAINMENT (1.7%)
Metro-Goldwyn-Mayer Studios, Inc.
  Tranche B Term Loan
  6.78%, due 4/8/12                                  1,000,000      1,005,909
Regal Cinemas Corp.
  Term Loan
  6.53%, due 11/10/10                                  962,780        972,810
                                                                 ------------
                                                                    1,978,719
                                                                 ------------
MULTI-UTILITIES & UNREGULATED POWER (3.9%)
Cogentrix Delaware Holdings, Inc.
  Term Loan
  6.28%, due 4/14/12                                   842,547        849,218
Covanta Energy Corp.
  First Lien Term B Loan
  7.51%, due 6/24/12                                   372,866        377,993
  Funded LOC
  4.53%, due 6/24/12                                   552,846        560,447

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
  La Paloma Generating Co., LLC
  Acquisition Term Loan
  6.11%, due 8/16/12                                $  777,574   $    784,378
  Delayed Draw Term Loan
  6.28%, due 8/16/12                                    61,928         62,470
  Synthetic Letter of Credit
  6.28%, due 8/16/12                                   131,148        132,295
V  Reliant Energy, Inc.
  Term Loan
  6.09%, due 4/30/10                                 1,836,616      1,829,442
                                                                 ------------
                                                                    4,596,243
                                                                 ------------
OFFICE SERVICES AND SUPPLIES (2.5%)
ACCO Brands Corp.
  U.S. Term Loan
  6.08%, due 8/17/12                                   498,750        503,841
Fidelity National Information Solutions, Inc.
  Term Loan B
  6.11%, due 3/9/13                                    951,351        954,919
Sungard Data Systems, Inc.
  Term Loan
  6.81%, due 2/11/13                                 1,492,500      1,501,051
                                                                 ------------
                                                                    2,959,811
                                                                 ------------
OIL & GAS EXPLORATION & PRODUCTION (0.4%)
Targa Resources, Inc.
  Term Loan
  6.64%, due 10/31/12                                  402,218        405,234
  Synthetic Letter of Credit
  4.40%, due 10/31/12                                   96,774         97,500
                                                                 ------------
                                                                      502,734
                                                                 ------------
OIL & GAS REFINING & MARKETING (1.7%)
EPCO Holdings, Inc.
  Institutional Term Loan B
  6.52%, due 8/18/10                                   990,000      1,003,304
Lyondell-Citgo Refining, L.P.
  Term Loan
  6.53%, due 5/21/07                                   994,949        999,924
                                                                 ------------
                                                                    2,003,228
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
PACKAGED FOODS & MEATS (2.8%)
American Seafoods Group, LLC
  Term Loan A
  5.84%, due 9/30/11                                $  987,500   $    999,844
Dole Food Co., Inc.
  Term Loan B
  5.93%, due 4/18/12                                 1,436,182      1,439,773
Pinnacle Foods Holdings Corp.
  Term Loan
  7.32%, due 11/25/10                                  904,805        914,984
                                                                 ------------
                                                                    3,354,601
                                                                 ------------
PAPER PACKAGING (0.8%)
Smurfit-Stone Container Enterprises, Inc.
  Deposit Fund Commitment
  2.10%, due 11/1/10                                   203,246        204,929
  Term Loan B
  6.69%, due 11/1/11                                   633,014        638,255
  Term Loan C
  6.69%, due 11/1/11                                    98,830         99,648
                                                                 ------------
                                                                      942,832
                                                                 ------------
PHARMACEUTICALS (1.6%)
Mylan Laboratories, Inc.
  Tranche B Term Loan
  5.40%, due 6/30/10                                   995,000      1,006,609
Warner Chilcott Corp.
  Tranche B Term Loan
  7.28%, due 1/18/12                                   541,816        540,752
  Tranche C Term Loan
  7.28%, due 1/18/12                                   218,325        217,897
  Tranche D Term Loan
  7.14%, due 1/18/12                                   100,860        100,662
                                                                 ------------
                                                                    1,865,920
                                                                 ------------
PUBLISHING (3.3%)
Hanley Wood, LLC
  Closing Date Term Loan
  6.56%, due 8/1/12 (b)                                887,334        888,444
Merrill Communications, LLC
  Term Loan
  6.639%, due 5/15/11                                  333,000        336,191
New Publishing Acquisition, Inc.
  Tranche B Term Loan
  6.55%, due 8/15/12                                 1,500,000      1,470,000
R.H. Donnelley, Inc.
  Tranche D Term Loan
  6.20%, due 6/30/11                                 1,171,859      1,176,705
                                                                 ------------
                                                                    3,871,340
                                                                 ------------

 M-136 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FLOATING RATE LOANS (CONTINUED)
-----------------------------------------------------------------------------
RAILROADS (0.9%)
RailAmerica, Inc.
  U.S. Term Loan
  6.69%, due 9/29/11                                $1,073,138   $  1,087,893
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS (4.1%)
V  General Growth Properties, Inc.
  Term Loan A
  6.12%, due 11/12/07                                1,919,980      1,923,500
Macerich Partnership, L.P.
  Term Loan
  6.04%, due 4/25/06                                 1,000,000      1,003,750
  Interim Term Loan
  5.81%, due 4/26/10                                   952,308        952,308
Maguire Properties, L.P.
  Term Loan B
  6.08%, due 3/15/10                                 1,000,000      1,005,313
                                                                 ------------
                                                                    4,884,871
                                                                 ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT (0.8%)
Gables GP, Inc.
  Term Loan
  6.12%, due 9/30/06                                   937,368        940,884
                                                                 ------------
RESTAURANTS (0.4%)
Buffets, Inc.
  Term Loan
  6.78%, due 6/28/09                                   500,000        502,500
                                                                 ------------
SPECIALTY CHEMICALS (1.3%)
Nalco Co.
  Term Loan B
  6.32%, due 11/4/10                                   500,000        506,000
Rockwood Specialties Group, Inc.
  Tranche E Term Loan
  6.22%, due 12/10/12                                1,000,000      1,010,156
                                                                 ------------
                                                                    1,516,156
                                                                 ------------
SPECIALTY STORES (1.3%)
Eye Care Centers of America, Inc. Term Loan B
  7.15%, due 3/1/12                                  1,492,500      1,503,694
                                                                 ------------
TIRES & RUBBER (1.3%)
V  Goodyear Tire & Rubber Co. (The)
  Second Lien Term Loan
  7.06%, due 4/30/10                                 1,500,000      1,509,063
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TOBACCO (0.4%)
Commonwealth Brands, Inc.
  New Term Loan
  8.50%, due 12/22/12                               $  500,000   $    504,687
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Centennial Cellular Operating Co., LLC
  Term Loan
  6.62%, due 2/9/11                                    964,135        974,831
                                                                 ------------
Total Floating Rate Loans
  (Cost $96,668,217)                                               96,807,014
                                                                 ------------

FOREIGN FLOATING RATE LOANS (1.3%) (A)
-----------------------------------------------------------------------------
GENERAL MERCHANDISE (0.9%)
Dollarama Group, L.P
  Additional Term B Loan
  6.49%, due 11/18/11                                  998,250      1,011,976
                                                                 ------------
WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Intelsat, Ltd.
  Term Loan
  5.81%, due 7/28/11                                   500,000        504,219
                                                                 ------------
Total Foreign Floating Rate Loans
  (Cost $1,507,125)                                                 1,516,195
                                                                 ------------
Total Long-Term Investments
  (Cost $98,175,342)                                               98,323,209
                                                                 ------------

SHORT-TERM INVESTMENTS (15.0%)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (9.8%)
Boston Edison
  4.32%, due 1/4/06                                  1,000,000        999,520
Caterpillar Financial Services Co.
  4.27%, due 1/9/06                                  1,000,000        999,663
Caterpillar, Inc.
  4.05%, due 1/3/06                                  1,000,000        998,933
Florida Power & Light Co.
  4.33%, due 1/6/06                                  1,000,000        999,278
General Electric Capital Corp.
  4.13%, due 1/19/06                                   500,000        499,047
Goldman Sachs Group, Inc. (The)
  4.29%, due 1/12/06                                 1,000,000        998,570
Minnesota Mining & Manufacturing Co.
  3.64%, due 1/3/06                                  2,000,000      1,999,313
National City Credit Corp.
  4.25%, due 1/13/06                                 1,000,000        998,465

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
National Rural Utilities Cooperative Finance
  Corp.
  4.26%, due 1/13/06                                $2,000,000   $  1,996,923
Siemens Capital Co., LLC
  3.25%, due 1/26/06                                 1,000,000        996,967
                                                                 ------------
Total Commercial Paper
  (Cost $11,486,589)                                               11,486,679
                                                                 ------------
FEDERAL AGENCY (1.7%)
Federal Home Loan Mortgage Corporation (Discount
  Note)
  4.21%, due 1/31/06                                 2,000,000      1,992,750
                                                                 ------------
Total Federal Agency
  (Cost $1,992,750)                                                 1,992,750
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
REPURCHASE AGREEMENT (3.5%)
Wachovia Capital Market, LLC
  4.25%, dated 12/30/05 due 1/3/06
    Proceeds at Maturity $4,192,980
  (Collateralized by
  $4,290,000 Federal Home Loan Bank 3.75%, due
    8/13/08 Market Value $4,206,456
  $116,000 United States Treasury Strip (zero
    coupon), due 8/15/17 Market Value $68,836)      $4,191,000   $  4,191,000
                                                                 ------------
Total Repurchase Agreement
  (Cost $4,191,000)                                                 4,191,000
                                                                 ------------
Total Short-Term Investments
  (Cost $17,670,339)                                               17,670,429
                                                                 ------------
Total Investments
  (Cost $115,845,681) (c)                                 98.6%   115,993,638(d)
Cash and Other Assets
  Less Liabilities                                         1.4      1,593,926
                                                    ----------   ------------
Net Assets                                               100.0%  $117,587,564
                                                    ==========   ============

(a) Floating Rate Loans generally pay interest at rates which are periodically re-determined at a margin above the London Inter-Bank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at December 31, 2005. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan (see Note 2(J)).
(b) This security has additional commitments and contingencies. (See Note 5).
(c) The cost stated also represents the aggregated cost for federal income tax purposes.
(d)  At December 31, 2005 net unrealized appreciation was
     $147,957, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $408,690 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $260,733.

 M-138 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $115,845,681)               $115,993,638
Cash                                              2,036,251
Receivables:
  Fund shares sold                                  990,463
  Interest                                          588,234
  Investment securities sold                        500,625
Other assets                                            511
                                               ------------
    Total assets                                120,109,722
                                               ------------
LIABILITIES:
Payables:
  Investment securities purchased                 2,376,094
  Manager                                            54,953
  Professional                                       39,764
  NYLIFE Distributors                                17,648
  Shareholder communication                          12,045
  Custodian                                          10,472
  Fund shares redeemed                                   56
Accrued expenses                                     11,126
                                               ------------
    Total liabilities                             2,522,158
                                               ------------
Net assets                                     $117,587,564
                                               ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                $     25,297
  Service Class                                      93,401
Additional paid-in capital                      117,612,703
Net realized loss on investments                   (291,794)
Net unrealized appreciation on investments          147,957
                                               ------------
Net assets                                     $117,587,564
                                               ============
INITIAL CLASS
Net assets applicable to outstanding shares    $ 25,060,045
                                               ============
Shares of capital stock outstanding               2,529,680
                                               ============
Net asset value per share outstanding          $       9.91
                                               ============
SERVICE CLASS
Net assets applicable to outstanding shares    $ 92,527,519
                                               ============
Shares of capital stock outstanding               9,340,101
                                               ============
Net asset value per share outstanding          $       9.91
                                               ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS

FOR THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $2,753,079
                                                 ----------
EXPENSES:
  Manager                                           289,043
  Distribution and service -- Service Class          84,826
  Professional                                       60,512
  Custodian                                          14,730
  Shareholder communication                          12,227
  Directors                                           1,993
  Miscellaneous                                      28,892
                                                 ----------
    Total expenses                                  492,223
                                                 ----------
Net investment income                             2,260,856
                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                  (291,794)
Net unrealized appreciation on investments          147,957
                                                 ----------
Net realized and unrealized loss on
  investments                                     (143,837)
                                                 ----------
Net increase in net assets resulting from
  operations                                     $2,117,019
                                                 ==========

 M-140 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD MAY 2, 2005 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
2005

                                                       2005
INCREASE IN NET ASSETS:
Operations:
 Net investment income                         $  2,260,856
 Net realized loss on investments                  (291,794)
 Net unrealized appreciation on investments         147,957
                                               ------------
 Net increase in net assets resulting from
  operations                                      2,117,019
                                               ------------

Dividends to shareholders:
 From net investment income:
   Initial Class                                   (680,097)
   Service Class                                 (1,581,357)
                                               ------------
 Total dividends to shareholders                 (2,261,454)
                                               ------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                                 24,736,600
   Service Class                                 96,482,238

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                                    680,097
   Service Class                                  1,581,357
                                               ------------
                                                123,480,292

 Cost of shares redeemed:
   Initial Class                                   (338,807)
   Service Class                                 (5,409,486)
                                               ------------
                                                 (5,748,293)
                                               ------------
    Increase in net assets derived from
     capital share transactions                 117,731,999
                                               ------------
    Net increase in net assets                  117,587,564

NET ASSETS:
Beginning of period                                      --
                                               ------------
End of period                                  $117,587,564
                                               ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                INITIAL CLASS    SERVICE CLASS
                                --------------   --------------
                                MAY 2, 2005(A)   MAY 2, 2005(A)
                                   THROUGH          THROUGH
                                 DECEMBER 31,     DECEMBER 31,
                                     2005             2005
Net asset value at beginning
  of period                        $ 10.00          $ 10.00
                                   -------          -------
Net investment income                 0.32             0.31
Net realized and unrealized
  loss on investments                (0.09)           (0.09)
                                   -------          -------
Total from investment
  operations                          0.23             0.22
                                   -------          -------
Less dividends:
  From net investment income         (0.32)           (0.31)
                                   -------          -------
Net asset value at end of
  period                           $  9.91          $  9.91
                                   =======          =======
Total investment return               2.10%(b)         1.91%(b)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             4.76%+           4.51%+
    Expenses                          0.84%+           1.09%+
Portfolio turnover rate                 11%              11%
Net assets at end of period
  (in 000's)                       $25,060          $92,528

(a)  Commencement of operations.
(b)  Total return is not annualized.
+    Annualized.

 M-142 MainStay VP Floating Rate Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   2.38%   4.77%   5.44%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOV'T BOND
                                                                         PORTFOLIO                            INDEX
                                                                   ----------------------           --------------------------
12/31/95                                                                   10000                              10000
                                                                           10228                              10277
                                                                           11197                              11263
                                                                           12204                              12372
                                                                           11992                              12096
                                                                           13458                              13698
                                                                           14352                              14688
                                                                           15765                              16377
                                                                           16062                              16762
                                                                           16596                              17345
12/31/05                                                                   16990                              17805

                                                   --   MainStay VP Government Portfolio  --   Lehman Brothers Government Bond Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   2.08%   4.50%   5.18%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP GOVERNMENT           LEHMAN BROTHERS GOV'T BOND
                                                                         PORTFOLIO                            INDEX
                                                                   ----------------------           --------------------------
12/31/95                                                                   10000                              10000
                                                                           10202                              10277
                                                                           11141                              11263
                                                                           12113                              12372
                                                                           11874                              12096
                                                                           13291                              13698
                                                                           14138                              14688
                                                                           15492                              16377
                                                                           15745                              16762
                                                                           16229                              17345
12/31/05                                                                   16567                              17805

                                                   --   MainStay VP Government Portfolio  --   Lehman Brothers Government Bond Index

                                                              ONE    FIVE     TEN
BENCHMARK                                                     YEAR   YEARS   YEARS
----------------------------------------------------------------------------------

Lehman Brothers(R) Government Bond Index*                     2.65%  5.39%   5.94%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 2.23% for the Initial Class and 1.97% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-143

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP GOVERNMENT PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)

INITIAL CLASS                         $1,000.00         $1,000.05             $2.17             $1,022.85              $2.19
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $  998.40             $3.43             $1,021.60              $3.46
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.43% for Initial Class, 0.68% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.82 and $4.08 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.85 and $4.13 for the Initial Class and Service Class, respectively.

 M-144   MainStay VP Government Portfolio

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies                                       84.2
Short-Term Investments (collateral from securities lending
  is 5.2%)                                                               23.0
Mortgage-Backed Securities                                                5.9
Asset-Backed Securities                                                   3.5
Corporate Bonds                                                           1.6
Municipal Bond                                                            0.4
Liabilities in Excess of Cash and Other Assets                          -18.6

See Portfolio of Investments on page M-148 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association 4.00%, due
     9/2/08
 2.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 6.00%, due 2/1/36 TBA
 3.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 2/1/21 TBA
 4.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 4.50%, due 7/1/18
 5.  Federal Home Loan Mortgage Corporation (Mortgage
     Pass-Through Securities) 5.50%, due 1/1/33
 6.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.50%, due 6/1/33
 7. Federal National Mortgage Association 6.625%, due 11/15/30
 8.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 4.50%, due 11/1/18
 9.  Federal National Mortgage Association 7.25%, due
     1/15/10
10.  Federal National Mortgage Association (Mortgage
     Pass-Through Securities) 5.00%, due 11/1/17

                                                 www.MAINSTAYfunds.com     M-145

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Gary Goodenough, Christopher Harms, and Joseph Portera of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in U.S. government securities. It may invest up to 20% of its net assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. The Portfolio's investment process includes an analysis of economic trends and an evaluation of factors pertinent to particular issuers and securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS BENCHMARK AND ITS PEERS IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Government Portfolio returned 2.38% for Initial Class shares and 2.08% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 2.32% return of the average Lipper* Variable Products General U.S. Government Portfolio over the same period. Both share classes underperformed the 2.65% return of the Lehman Brothers(R) Government Bond Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

WHAT MAJOR FACTORS AFFECTED THE BOND MARKET IN 2005?

Debate over the lasting macroeconomic effects of higher energy costs continued, with aggregate demand and inflation among the key concerns. The Federal Open Market Committee raised the federal funds target rate eight times during 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) By year end, the federal funds target rate stood at 4.25%.

Since slack capacity diminished over the course of the year, the United States may need higher productivity or lower inflation expectations to keep trend growth and inflation properly balanced--especially with the stimulative shock of rebuilding after hurricanes Katrina and Rita. Although the Federal Reserve can't control productivity, monetary policy can be used to manage inflation expectations. At year-end 2005, the market anticipated at least one additional increase in the targeted federal funds rate in the first quarter of 2006, and the Eurodollar futures market was evenly split on whether the federal funds target rate would stand at 4.50% or 4.75% by the end of March 2006.

HOW DID THE TREASURY YIELD CURVE CHANGE DURING THE REPORTING PERIOD?

The yield curve flattened as the spread between the two-year and 30-year benchmark rates narrowed. From December 31, 2004, through December 31, 2005, the two-year Treasury yield advanced from 3.07% to 4.40%. Over the same period, five-year Treasury yields increased from 3.61% to 4.35% and 10-year Treasury yields rose from 4.22% to 4.39%. Thirty-year Treasury yields, on the other hand, declined from 4.82% to 4.54%.(1)

The Federal Reserve's focus on inflation wasn't the only factor that contributed to a flatter yield curve. In a low-rate environment, investors extended duration to capture higher yields. Overseas central banks bought U.S. Treasurys to stall appreciation of their currencies relative to the U.S. dollar. Pension funds lengthened duration to better match the interest-rate sensitivities of their assets and liabilities. And with a shortage of overseas investment opportunities, a global savings glut overflowed into the U.S. markets.

HOW DID YOU POSITION THE PORTFOLIO IN THIS ENVIRONMENT?

The Portfolio's target duration range is between 3.65 and 4.15 years. We believe this is consistent with the duration of the median Portfolio in the Lipper Variable Products Government Securities universe. At year-end, the Portfolio's duration was 3.9 years, much shorter than the duration of the Lehman Brothers(R) Government Bond Index,* which was 4.7 years.

In prior years, we recycled paydowns from the Portfolio's mortgage-backed and asset-backed securi-


Investments in the Portfolio are not guaranteed, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Portfolio may invest in derivatives, such as mortgage-related and asset-backed securities which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls and when-issued transactions also present certain risks.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

1. Source: Bloomberg

 M-146   MainStay VP Government Portfolio
ties into their respective sectors. During 2005, we allowed the paydowns to run off instead. Anticipating that Federal Reserve moves to raise interest rates would result in interest-rate volatility, we wanted to reduce exposure to these sectors. We also wanted to offset extension risk--or the risk that rising rates might cause residential mortgage-backed securities to extend the Portfolio's duration.

DID YOU ALTER THE PORTFOLIO'S MAKEUP IN OTHER WAYS?

Yes, we did. We rotated a portion of the Fund's assets from Treasury securities to agency debentures to increase Portfolio yield. To offset the lengthening durations of the Portfolio's mortgage-backed securities as interest rates rose, we sold Treasury bonds in the fourth quarter of 2005. Instead of leaving the proceeds in cash, which would have reduced yield, we purchased three-year agency debentures. The fact that short agency debentures had a yield similar to that of longer-dated Treasurys illustrated the unusually flat slope of the Treasury yield curve.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS PEERS AND ITS BENCHMARK?

We may have taken better advantage of the flattening trend in the Treasury yield curve than some of the Portfolio's peers. We expanded exposure to the long-end of the yield curve by adding long-dated agency debentures that were priced at a spread to the 30-year Treasury benchmark, and the Portfolio's agency debentures generated attractive excess returns compared to duration-matched Treasury securities.

Anticipating that the market was becoming increasingly risk-averse (as evidenced by wider corporate-bond spreads(2) and higher equity volatility), we reduced credit risk by cutting corporate-bond exposure in half.

To manage mortgage-extension risk--the risk that rising rates might cause mortgage-backed securities to extend the Portfolio's duration--we overweighted mortgage-backed securities that were less sensitive to prepayments. These included pools of residential mortgages collateralized by 15-year mortgage loans, mortgage-backed securities that were priced below par, and securities collateralized by loans on multifamily dwellings.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END?

As of December 31, 2005, the Portfolio held over half its assets in mortgage-backed securities issued by government-sponsored and government-related enterprises. A substantial portion was invested in agency debentures. The Portfolio held substantially smaller positions in U.S. Treasurys, asset-backed securities, short-term agency discount notes, commercial mortgage-backed securities, and investment-grade credit.

We favor securitized products for their high quality, liquidity, and incremental yield. And we diversify the Portfolio's commitment to the sector across residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. In total, the Portfolio's allocation to non-government-related securities does not exceed 10%.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

2. The terms "spread" and "yield spread" are often used to refer to the difference in yield between securities of a particular asset category, maturity, or credit quality and comparable U.S. Treasury securities.

INFORMATION ABOUT MAINSTAY VP GOVERNMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                 www.MAINSTAYfunds.com     M-147

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (95.6%)+
ASSET-BACKED SECURITIES (3.5%)
------------------------------------------------------------------------------
CONSUMER FINANCE (1.2%)
Harley-Davidson Motorcycle Trust Series 2002-1,
  Class A2
  4.50%, due 1/15/10                                $ 1,625,423   $  1,623,366
Volkswagen Auto Loan
  Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                 1,886,641      1,872,597
                                                                  ------------
                                                                     3,495,963
                                                                  ------------
CONSUMER LOANS (0.6%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                 1,650,000      1,716,785
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (1.3%)
Capital One Master Trust Series 2001-5, Class A
  5.30%, due 6/15/09                                  1,350,000      1,353,657
Massachusetts RRB Special Purpose Trust
  Series 2001-1, Class A
  6.53%, due 6/1/15                                   2,334,359      2,474,921
                                                                  ------------
                                                                     3,828,578
                                                                  ------------
ELECTRIC (0.3%)
Public Service New Hampshire Funding LLC
  Pass Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                     877,887        875,219
                                                                  ------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Vanderbilt Mortgage Finance Series 1999-B, Class
  1A4
  6.545%, due 4/7/18                                    249,807        250,334
                                                                  ------------
Total Asset-Backed Securities
  (Cost $10,020,665)                                                10,166,879
                                                                  ------------

CORPORATE BONDS (1.6%)
------------------------------------------------------------------------------
ELECTRIC (0.7%)
Kiowa Power Partners LLC Series B
  5.737%, due 3/30/21 (a)                             2,000,000      2,005,880
                                                                  ------------

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
INSURANCE (0.5%)
Fund American Cos., Inc.
  5.875%, due 5/15/13                               $ 1,340,000   $  1,352,143
                                                                  ------------

MEDIA (0.4%)
TCI Communications, Inc.
  8.75%, due 8/1/15                                   1,060,000      1,284,396
                                                                  ------------
Total Corporate Bonds
  (Cost $4,690,282)                                                  4,642,419
                                                                  ------------

MORTGAGE-BACKED SECURITIES (5.9%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (5.9%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-5, Class A2
  5.001%, due 10/10/45                                1,630,000      1,622,113
Citigroup Commercial
  Mortgage Trust
  Series 2005-EMG, Class A1
  4.154%, due 9/20/51 (a)                             1,814,078      1,782,686
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                3,000,000      2,913,371
Fannie Mae Grantor Trust Series 2003-T1, Class B
  4.491%, due 11/25/12                                2,660,000      2,602,985
  Series 1998-M6, Class A2
  6.32%, due 8/15/08                                  5,134,614      5,269,934
Federal Home Loan
  Mortgage Corporation
  Series 231, Class IO
  5.50%, due 8/1/35                                   1,264,039        297,403
Federal National
  Mortgage Association
  Series 360, Class 2
  5.00%, due 7/1/35                                   1,490,626        354,657
GS Mortgage Securities Corp. II Series 2001-ROCK,
  Class A1
  6.22%, due 5/3/18 (a)                               2,061,434      2,127,866
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $17,264,924)                                                16,971,015
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

 M-148 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (CONTINUED)
MUNICIPAL BOND (0.4%)
------------------------------------------------------------------------------
UNITED STATES (0.4%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (b)                            $ 1,280,000   $  1,291,942
                                                                  ------------
Total Municipal Bond
  (Cost $1,303,033)                                                  1,291,942
                                                                  ------------

U.S. GOVERNMENT & FEDERAL AGENCIES (84.2%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.2%)
  3.625%, due 9/15/08                                 7,000,000      6,806,177
  4.75%, due 11/17/15                                 1,395,000      1,384,512
  5.25%, due 11/5/12                                  4,100,000      4,047,135
                                                                  ------------
                                                                    12,237,824
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (10.0%)
  3.00%, due 8/1/10                                   2,269,457      2,144,724
  5.00%, due 6/1/33 (c)                               8,208,410      7,977,548
  5.00%, due 8/1/33 (c)                               3,959,412      3,847,014
  5.00%, due 1/1/36 TBA (d)                           2,830,000      2,738,908
V    5.50%, due 1/1/33 (c)                           12,497,566     12,413,461
                                                                  ------------
                                                                    29,121,655
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (20.5%)
  2.80%, due 3/1/19
  6.90%, beginning 3/1/06                             1,250,000      1,245,734
V    4.00%, due 9/2/08 (e)                           16,920,000     16,572,192
  4.375%, due 7/17/13                                 3,725,000      3,597,031
  5.25%, due 8/1/12                                   4,850,000      4,896,521
  5.50%, due 5/2/06                                   7,035,000      7,054,635
  6.25%, due 2/1/11                                   4,290,000      4,530,712
  6.625%, due 9/15/09                                 1,550,000      1,648,179
V    6.625%, due 11/15/30                             8,685,000     10,708,883
V    7.25%, due 1/15/10                               8,300,000      9,043,522
                                                                  ------------
                                                                    59,297,409
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (37.8%)
  3.347%, due 4/1/34 (b)(c)                           3,569,250      3,527,447
V    4.50%, due 7/1/18 (c)                           13,160,678     12,835,831
V    4.50%, due 11/1/18 (c)                           9,491,688      9,257,403
V    5.00%, due 11/1/17                               8,427,929      8,351,203
  5.00%, due 2/1/36 TBA (d)                           5,980,000      5,789,387
  5.50%, due 11/1/17                                  5,687,390      5,726,701
V    5.50%, due 2/1/21 TBA (d)                       14,925,000     14,999,625

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
V    5.50%, due 6/1/33                              $10,805,797   $ 10,726,553
  5.50%, due 12/1/33 (c)                              5,696,019      5,654,247
  6.00%, due 12/1/16                                    463,890        474,198
  6.00%, due 1/1/33                                   1,828,724      1,849,224
  6.00%, due 3/1/33                                   2,524,056      2,550,409
  6.00%, due 9/1/34                                     261,785        264,260
  6.00%, due 9/1/35                                   4,167,756      4,207,964
  6.00%, due 10/1/35                                    572,008        577,430
V    6.00%, due 2/1/36 TBA (d)                       16,295,000     16,422,297
  6.50%, due 10/1/31                                    672,822        691,611
  6.50%, due 7/1/32                                     380,017        390,555
  7.00%, due 7/1/31                                     631,158        658,875
  7.00%, due 10/1/32                                    518,552        541,317
  7.00%, due 11/1/32                                  1,208,622      1,261,678
  7.50%, due 1/1/30                                     277,287        290,975
  7.50%, due 1/1/31                                     742,217        777,854
  7.50%, due 4/1/31 (c)                                 859,757        902,963
  7.50%, due 8/1/31                                     839,524        879,834
                                                                  ------------
                                                                   109,609,841
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (2.3%)
  6.00%, due 8/15/32 (c)                              1,521,484      1,559,506
  6.00%, due 10/15/32 (c)                             1,956,137      2,005,326
  6.50%, due 7/15/28                                    253,201        265,129
  6.50%, due 8/15/28                                    342,398        358,554
  6.50%, due 7/15/32 (c)                              1,519,726      1,587,997
  7.50%, due 12/15/28                                   251,025        264,583
  7.50%, due 2/15/32                                    546,842        575,180
  7.50%, due 3/15/32                                    238,168        250,536
                                                                  ------------
                                                                     6,866,811
                                                                  ------------
HVIDE VAN OMMEREN TANKERS LLC (1.8%) (F)
  Series I
  7.54%, due 12/14/23                                 2,397,000      2,489,093
  Series II
  7.54%, due 12/14/23                                 2,376,000      2,467,286
                                                                  ------------
                                                                     4,956,379
                                                                  ------------
OVERSEAS PRIVATE INVESTMENT CORPORATION (1.1%) (F)
  5.142%, due 12/15/23                                3,100,000      3,175,020
                                                                  ------------

TENNESSEE VALLEY AUTHORITY (1.4%) (F)
  4.65%, due 6/15/35                                  4,395,000      4,155,213
                                                                  ------------

UNITED STATES TREASURY BOND (2.4%)
  6.875%, due 8/15/25                                 5,305,000      6,831,843
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
LONG-TERM BONDS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
------------------------------------------------------------------------------
UNITED STATES TREASURY NOTES (2.7%)
  2.00%, due 7/15/14 (g)                            $ 3,169,110   $  3,151,407
  3.125%, due 1/31/07 (e)                               265,000        261,294
  3.625%, due 4/30/07                                 3,570,000      3,532,626
  3.875%, due 2/15/13                                   880,000        852,947
                                                                  ------------
                                                                     7,798,274
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $245,620,490)                                              244,050,269
                                                                  ------------
Total Long-Term Bonds
  (Cost $278,899,394)                                              277,122,524
                                                                  ------------
SHORT-TERM INVESTMENTS (23.0%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (b)(h)                             660,977        660,977
                                                                  ------------
Total Certificate of Deposit
  (Cost $660,977)                                                      660,977
                                                                  ------------
COMMERCIAL PAPER (1.2%)
CIESCO, Inc.
  4.295%, due 1/26/06 (h)                               334,331        334,331
Clipper Receivables Corp.
  4.274%, due 1/17/06 (h)                               183,611        183,611
Compass Securitization
  4.267%, due 1/5/06 (h)                                279,486        279,486
General Electric Capital Corp.
  4.25%, due 1/24/06 (h)                                930,971        930,971
Paradigm Funding LLC
  4.276%, due 1/6/06 (h)                                279,700        279,700
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (h)                                472,126        472,126
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (h)                               468,534        468,534
Ranger Funding LLC
  4.269%, due 1/11/06 (h)                               472,126        472,126
                                                                  ------------
Total Commercial Paper
  (Cost $3,420,885)                                                  3,420,885
                                                                  ------------
FEDERAL AGENCIES (17.8%)
Federal Home Loan Bank (Discount Notes)
  3.33%, due 1/4/06                                   5,000,000      4,998,150
  3.60%, due 1/6/06                                   7,000,000      6,995,800

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corporation (Discount
  Notes)
  4.155%, due 1/17/06                               $ 9,840,000   $  9,820,693
  4.17%, due 1/30/06                                  9,000,000      8,968,725
Federal National Mortgage Association (Discount
  Notes)
  3.40%, due 1/3/06                                   9,205,000      9,202,392
  4.16%, due 1/23/06                                  9,000,000      8,976,080
  4.18%, due 1/17/06                                  2,710,000      2,704,651
                                                                  ------------
Total Federal Agencies
  (Cost $51,666,491)                                                51,666,491
                                                                  ------------

                                                         SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money
  Market Fund (h)                                       278,389        278,389
                                                                  ------------
Total Investment Company
  (Cost $278,389)                                                      278,389
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (3.7%)
Abbey National PLC
  4.29%, due 1/3/06 (h)                             $   849,829        849,829
Bank of America
  4.27%, due 1/27/06 (b)(h)                             755,402        755,402
Bank of Montreal
  4.25%, due 1/17/06 (h)                                755,402        755,402
BNP Paribas
  4.265%, due 1/26/06 (h)                             1,227,530      1,227,530
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (h)                                623,207        623,207
Dexia Group
  4.265%, due 1/6/06 (h)                                755,402        755,402
Fortis Bank
  4.25%, due 1/9/06 (h)                                 566,552        566,552
Halifax Bank of Scotland
  4.26%, due 1/31/06 (h)                                755,402        755,402
Rabobank Nederland
  4.25%, due 1/27/06 (h)                                660,977        660,977
Royal Bank of Scotland
  4.26%, due 1/6/06 (h)                                 944,253        944,253
Societe Generale
  4.30%, due 1/30/06 (h)                                472,126        472,126

 M-150 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Toronto Dominion Bank
  4.30%, due 1/26/06 (h)                            $   472,126   $    472,126
UBS AG
  4.26%, due 1/19/06 (h)                                944,253        944,253
  4.29%, due 1/12/06 (h)                                660,977        660,977
Wells Fargo & Co.
  4.34%, due 1/13/06 (h)                                188,851        188,851
                                                                  ------------
Total Time Deposits
  (Cost $10,632,289)                                                10,632,289
                                                                  ------------
Total Short-Term Investments
  (Cost $66,659,031)                                                66,659,031
                                                                  ------------
Total Investments
  (Cost $345,558,425) (i)                                 118.6%   343,781,555(j)
Liabilities in Excess of
  Cash and Other Assets                                   (18.6)   (54,029,371)
                                                    -----------   ------------
Net Assets                                                100.0%  $289,752,184
                                                    ===========   ============

(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(c)  Segregated as collateral for TBAs.
(d) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement. The market value of these securities at December 31, 2005 is $39,950,217.
(e)  Represents security, or a portion thereof, which is out on loan.
(f)  United States Government Guaranteed Security.
(g) Treasury Inflation Indexed Security-Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(h) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i) The cost stated also represents the aggregate cost for federal income tax purposes.
(j) At December 31, 2005, net unrealized depreciation was $1,776,870 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,322,671 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,099,541.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $345,558,425) including
  $14,698,046 market value of securities
  loaned                                        $343,781,555
Cash                                                 480,280
Receivables:
  Interest                                         1,997,484
  Fund shares sold                                   107,453
Other assets                                           5,908
                                                ------------
    Total assets                                 346,372,680
                                                ------------
LIABILITIES:
Securities lending collateral                     14,992,540
Payables:
  Investment securities purchased                 41,294,854
  Adviser                                             73,745
  Fund shares redeemed                                71,422
  Shareholder communication                           64,963
  Administrator                                       49,162
  Professional                                        34,352
  NYLIFE Distributors                                 12,052
  Custodian                                            9,002
Accrued expenses                                      18,404
                                                ------------
    Total liabilities                             56,620,496
                                                ------------
Net assets                                      $289,752,184
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    219,770
  Service Class                                       55,469
Additional paid-in capital                       293,412,764
Accumulated undistributed net investment
  income                                           2,545,057
Accumulated net realized loss on investments      (4,704,006)
Net unrealized depreciation on investments        (1,776,870)
                                                ------------
Net assets                                      $289,752,184
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $231,484,971
                                                ============
Shares of capital stock outstanding               21,976,986
                                                ============
Net asset value per share outstanding           $      10.53
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 58,267,213
                                                ============
Shares of capital stock outstanding                5,546,864
                                                ============
Net asset value per share outstanding           $      10.50
                                                ============

 M-152 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                       $12,669,877
  Income from securities loaned--net                   4,955
                                                 -----------
    Total income                                  12,674,832
                                                 -----------
EXPENSES:
  Advisory                                           909,574
  Administration                                     606,384
  Distribution and service--Service Class            122,986
  Professional                                        69,367
  Custodian                                           32,197
  Shareholder communication                           25,999
  Directors                                           21,276
  Miscellaneous                                       35,272
                                                 -----------
    Total expenses before reimbursement            1,823,055
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))               (410,235)
                                                 -----------
  Net expenses                                     1,412,820
                                                 -----------
Net investment income                             11,262,012
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investments                     110,787
Net change in unrealized appreciation on
  investments                                     (4,415,424)
                                                 -----------
Net realized and unrealized loss on investments   (4,304,637)
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 6,957,375
                                                 ===========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005            2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income          $ 11,262,012    $  12,079,023
 Net realized gain (loss) on
  investments                        110,787         (950,448)
 Net change in unrealized
  appreciation on investments     (4,415,424)        (135,851)
                                -----------------------------
 Net increase in net assets
  resulting from operations        6,957,375       10,992,724
                                -----------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                  (7,357,565)     (11,407,862)
   Service Class                  (1,752,105)      (1,581,929)
                                -----------------------------
 Total dividends to
  shareholders                    (9,109,670)     (12,989,791)
                                -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                  11,001,160       16,414,104
   Service Class                  23,621,763       30,745,896
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends:
   Initial Class                   7,357,565       11,407,862
   Service Class                   1,752,105        1,581,929
                                -----------------------------
                                  43,732,593       60,149,791

 Cost of shares redeemed:
   Initial Class                 (61,155,695)    (110,143,295)
   Service Class                  (6,431,249)      (5,103,381)
                                -----------------------------
                                 (67,586,944)    (115,246,676)
                                -----------------------------
    Decrease in net assets
     derived from capital
     share transactions          (23,854,351)     (55,096,885)
                                -----------------------------
    Net decrease in net assets   (26,006,646)     (57,093,952)

NET ASSETS:
Beginning of year                315,758,830      372,852,782
                                -----------------------------
End of year                     $289,752,184    $ 315,758,830
                                =============================
Accumulated undistributed net
 investment income at end of
 year                           $  2,545,057    $      13,079
                                =============================

 M-154 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-155

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                         INITIAL CLASS
                                ----------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                  2005          2004          2003          2002          2001
Net asset value at beginning
  of period                     $  10.63      $  10.73      $  11.05      $  10.35      $  10.11
                                --------      --------      --------      --------      --------
Net investment income               0.40(b)       0.45          0.36(b)       0.31          0.42
Net realized and unrealized
  gain (loss) on investments       (0.15)        (0.09)        (0.15)         0.71          0.25
                                --------      --------      --------      --------      --------
Total from investment
  operations                        0.25          0.36          0.21          1.02          0.67
                                --------      --------      --------      --------      --------
Less dividends:
  From net investment income       (0.35)        (0.46)        (0.53)        (0.32)        (0.43)
                                --------      --------      --------      --------      --------
Net asset value at end of
  period                        $  10.53      $  10.63      $  10.73      $  11.05      $  10.35
                                ========      ========      ========      ========      ========
Total investment return             2.38%(f)      3.33%         1.88%         9.85%         6.64%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           3.75%         3.63%         3.25%         3.94%         5.01%
    Expenses                        0.43%         0.59%         0.59%         0.59%         0.60%
    Expenses (before
      reimbursement)                0.56%         0.59%         0.59%         0.59%         0.60%
Portfolio turnover rate              171%(e)       113%          106%          146%          137%
Net assets at end of period
  (in 000's)                    $231,485      $275,674      $359,332      $432,816      $223,387

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  The portfolio turnover rate not including mortgage dollar rolls for the year ended December 31, 2005 is 50%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 2.23% and 1.97% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
+    Annualized.

 M-156 MainStay VP Government Portfolio    The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ---------------------------------------------------
                                            JUNE 4,
                                            2003(A)
                                            THROUGH
       YEAR ENDED DECEMBER 31,           DECEMBER 31,
        2005              2004               2003
      $ 10.61           $ 10.72             $ 11.42
    ------------      ------------      ---------------
         0.38(b)           0.44                0.21(b)
        (0.16)            (0.11)              (0.39)
    ------------      ------------      ---------------
         0.22              0.33               (0.18)
    ------------      ------------      ---------------
        (0.33)            (0.44)              (0.52)
    ------------      ------------      ---------------
      $ 10.50           $ 10.61             $ 10.72
    ============      ============      ===============
         2.08%(f)          3.07%              (1.63%)(c)
         3.50%             3.38%               3.00% +(d)
         0.68%             0.84%               0.84% +
         0.81%             0.84%               0.84% +
          171%(e)           113%                106%
      $58,267           $40,085             $13,521

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   2.94%   11.12%  9.36%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD        CREDIT SUISSE FIRST BOSTON HIGH
                                                                  CORPORATE BOND PORTFOLIO                 YIELD INDEX
                                                                  ------------------------       -------------------------------
12/31/95                                                                   10000                              10000
                                                                           11716                              11242
                                                                           13243                              12662
                                                                           13595                              12735
                                                                           15342                              13153
                                                                           14442                              12468
                                                                           15151                              13192
                                                                           15462                              13601
                                                                           21086                              17401
                                                                           23768                              19481
12/31/05                                                                   24468                              19921

                                                                 --   MainStay VP High Yield    --   Credit Suisse High Yield Index
                                                                      Corporate Bond Portfolio

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   2.66%   10.85%  9.10%

                                            (After Portfolio operating expenses)

                                                                   MAINSTAY VP HIGH YIELD        CREDIT SUISSE FIRST BOSTON HIGH
                                                                  CORPORATE BOND PORTFOLIO                 YIELD INDEX
                                                                  ------------------------       -------------------------------
12/31/95                                                                   10000                              10000
                                                                           11689                              11242
                                                                           13181                              12662
                                                                           13500                              12735
                                                                           15199                              13153
                                                                           14275                              12468
                                                                           14942                              13192
                                                                           15215                              13601
                                                                           20698                              17401
                                                                           23274                              19481
12/31/05                                                                   23893                              19921

                                                                 --   MainStay VP High Yield    --   Credit Suisse High Yield Index
                                                                      Corporate Bond Portfolio

                                   ONE    FIVE     TEN
BENCHMARK                          YEAR   YEARS   YEARS
-------------------------------------------------------

Credit Suisse High Yield Index*    2.26%  9.83%   7.14%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 2.85% for the Initial Class and 2.58% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-158   MainStay VP High Yield Corporate Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP HIGH YIELD PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             ENDING ACCOUNT
                                                                                              VALUE (BASED
                                                     ENDING ACCOUNT                          ON HYPOTHETICAL
                                                      VALUE (BASED                            5% ANNUALIZED
                                     BEGINNING         ON ACTUAL           EXPENSES            RETURN AND            EXPENSES
                                      ACCOUNT         RETURNS AND            PAID                ACTUAL                PAID
                                       VALUE           EXPENSES)            DURING              EXPENSES)             DURING
SHARE CLASS                           7/1/05            12/31/05          PERIOD(1,2)           12/31/05            PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                        $1,000.00         $1,029.95             $2.30              $1,022.75              $2.29
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                        $1,000.00         $1,028.50             $3.58              $1,021.50              $3.57
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.45% for Initial Class, 0.70% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.81 and $4.09 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.80 and $4.08 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-159

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                                          63.1%
Short-Term Investments (collateral from securities lending
  is 10.2%)                                                              22.6
Foreign Bonds                                                             5.5
Convertible Bonds                                                         3.9
U.S. Government & Federal Agencies                                        3.4
Loan Assignments & Participations                                         2.8
Yankee Bonds                                                              2.3
Preferred Stocks                                                          1.7
Common Stocks                                                             1.1
Asset-Backed Securities                                                   0.7
Convertible Preferred Stocks                                              0.6
Warrants                                                                  0.1
Liabilities in Excess of Cash and Other Assets                           -7.8

See Portfolio of Investments on page M-164 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  U.S. Treasury Note 4.25%, due 11/30/07
 2.  General Motors Acceptance Corp. 8.00%, due
     11/1/31
 3.  El Paso Production Holding Co. 7.75%, due 6/1/13
 4.  Calpine Corp. 8.50%, due 7/15/10
 5.  Sovereign Real Estate Investment Corp. 12.00%
 6.  Goodyear Tire & Rubber Co. (The) 11.25%, due
     3/1/11
 7.  American Real Estate Partners, L.P./American
     Real Estate Finance Corp. 7.125%, due 2/15/13
 8.  AES Corp. (The) 9.00%, due 5/15/15
 9. Laboratory Corp. of America Holdings (zero coupon), due 9/11/21
10.  Rainbow National Services LLC 10.375%, due
     9/1/14

 M-160   MainStay VP High Yield Corporate Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager J. Matthew Philo, CFA, of MacKay Shields LLC.

In January 2006, J. Matthew Philo assumed sole responsibility as lead portfolio manager of the High Yield Corporate Bond Portfolio upon the resignation of Donald E. Morgan.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

Under normal circumstances, the Portfolio invests at least 80% of its assets in high-yield corporate debt securities including all types of high-yield domestic and foreign corporate debt securities that are rated below investment grade by Moody's or S&P or, if unrated, that MacKay Shields, the Portfolio's sub-advisor, considers to be of comparable quality. In implementing this strategy, we seek to identify investment opportunities based primarily on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee debt securities, zero-coupon bonds, U.S. government securities, convertible corporate bonds, and loan participation interests. The Portfolio may invest up to 20% of its net assets in equity securities and may invest up to 20% of its net assets in securities rated lower than B by Moody's and S&P.(1)

In times of unusual or adverse market, economic, or political conditions, the Portfolio may invest without limit in securities rated A or higher by Moody's or S&P(2) and may invest more than 35% of its total assets in U.S. government securities or other high-quality money-market instruments.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP High Yield Corporate Bond Portfolio returned 2.94% for Initial Class shares and 2.66% for Service Class Shares. Both share classes outperformed the 2.56% return of the average Lipper* Variable Products High Current Yield Portfolio. Both share classes also outperformed the 2.26% return of the Credit Suisse High Yield Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

WHAT SIGNIFICANT FACTORS AFFECTED THE HIGH-YIELD BOND MARKET IN 2005?

Spreads on high-yield securities(3) fluctuated throughout 2005, resulting in volatile high-yield market returns. Over the course of the year, the yield to worst(4) of the high-yield market increased 1.27% while spreads increased 42 basis points. (A basis


High-yield debt securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

1. Bonds rated B by Moody's Investors Service are ones that, in Moody's opinion, generally lack characteristics of the desirable investment. According to Moody's, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Debt rated B by Standard & Poor's is deemed by Standard & Poor's to be more vulnerable to nonpayment than obligations rated BB, but it is the opinion of Standard & Poor's that the obligor currently has the capacity to meet its financial commitment on the obligation. Standard & Poor's believes that adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

2. Bonds rated A by Moody's Investors Service possess many favorable investment attributes and in Moody's opinion are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

3. The terms "spread" and "yield spread" are often used to refer to the difference in yield between securities of a particular asset category, maturity, or credit quality and comparable U.S. Treasury securities.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-161
point is one-hundredth of a percentage point.) In 2005, retail investors made significant withdrawals from high-yield mutual funds.

General Motors and Ford are two significant participants in the bond market, and both saw their bonds trade at high-yield levels for several months before they were downgraded to high-yield, or "fallen angel," status by major rating agencies in early May. Since General Motors and Ford have been prolific issuers, price movements in their bonds naturally influenced the high-yield market.

HOW DID YOU POSITION THE PORTFOLIO IN THIS MARKET ENVIRONMENT?

As bottom-up investors, duration is primarily a residual of our process. We believe that the risks and rewards of high-yield bonds are similar to those of equities. As a result, traditional fixed-income strategies such as yield-curve positioning, maturity structure, and duration management are not the focal point of our investment process.

Nevertheless, we believe that our usual duration range, which may vary plus or minus 10% from the benchmark, helped us reduce the duration risk of the Portfolio. Historically the duration of the high-yield market has varied around four years. This is true for several reasons: The coupons are higher than those on investment-grade fixed-income securities; few high-yield bonds are issued with maturities of 15 years or longer; and call provisions in the securities may allow for refinancing.

While rising interest rates would potentially have a negative impact on the Portfolio, we expect the impact to be muted in comparison with investment-grade bonds. As we have seen with the 10-year Treasury, from December 31, 2004, to December 31, 2005, yields rose from 4.22% to 4.39%.(5) In comparison, the yield on the Credit Suisse High Yield Index* rose in the same period from 6.99% to 8.26%.(6) We feel that the ultimate driver of high-yield returns is the default rate, which has been historically low in recent months, although some market participants expect default rates to rise in 2006.

WHAT SPECIFIC FACTORS AFFECTED YOUR DECISIONS REGARDING THE PORTFOLIO?

Technical factors have recently pushed the performance of high-yield securities. Spreads in the high-yield market were at historically low levels at the beginning of 2005 and have not increased significantly. As a result of the market's upward climb, limited attractive buying opportunities, and concerns over the quality of new issues, we have maintained a higher-than-usual cash position. Higher-than-normal tenders from bond issuers have also added to the Portfolio's cash position. (A tender is a payment for bonds called prior to maturity.)

WHICH HOLDINGS MADE SUBSTANTIAL POSITIVE OR NEGATIVE CONTRIBUTIONS TO THE PORTFOLIO'S PERFORMANCE IN 2005?

Top performers in terms of impact, which takes weightings and total returns into account, included At Home, ICO Global, Navigator Gas Transport, General Motors Acceptance Corp. (GMAC), and Star Gas Partners. From an impact perspective, the weakest contributors to the Portfolio's performance were Collins & Aikman, Delta Airlines, Calpine Canada, Northwest Airlines, and Tembec Industries.

At Home is an Internet service provider that filed for bankruptcy protection in 2001. The company had partnered with several large cable partners, including AT&T. When the company went bankrupt, it filed a lawsuit on behalf of bondholders against AT&T. Recently, the bondholders--including the Portfolio-- received a significant award when the suit was settled.

Preceding their downgrades in May, the bonds of General Motors and Ford had been selling at yields that were higher than the high-yield market. We had acquired bonds of General Motors and GMAC (the finance arm of General Motors) before the end of the first quarter because they met our investment criteria. We viewed General Motors and GMAC as separate issuers because they had separate assets, separate financial statements, and different boards. Since our initial investment, we have significantly trimmed the Portfolio's holdings in General Motors, but we continue to hold a substantial position in GMAC.

While the auto industry was facing difficulties, we met with Collins & Aikman's management team. A

4. Yield to worst is the bond yield computed on the least favorable repayment schedule, which might be yield to maturity or yield to call.

5. Source: Bloomberg.

6. Source: Credit Suisse.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-162   MainStay VP High Yield Corporate Bond Portfolio
few weeks after our meeting, the CEO was forced out by the company's board and accounting irregularities were disclosed. The bonds traded down drastically on the news and the company later defaulted. While the company's bond prices have recovered slightly, the bankruptcy process and ultimate recovery may take a long time.

Although airlines recovered slightly in the fourth quarter, the Portfolio's airlines holdings were weak in 2005. The rising price of oil bred increasing concern among airline investors. Currently, optimism for the airline industry is inversely tied to the price of oil. In October both of the Portfolio's airlines holdings, Delta Airlines and Northwest Airlines, filed for bankruptcy.

Star Gas Partners, a distributor of heating oil and propane, provided disappointing results in December, but announced a recapitalization plan that would improve the company going forward. The positive reaction of bondholders made the position a top performer for the Portfolio.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES IN 2005?

Among the Portfolio's largest purchases was a U.S. Treasury 4.250% note due 11/30/2007 that we used for cash management. We also purchased a General Motors Acceptance Corp. 8.000% bond due 11/1/2031, a Goodyear Tire & Rubber 11.250% issue due 3/1/2011 that we purchased as part of an exchange, an AMR Real Estate 144A 7.125% issue due 2/15/2013, a Spectrum Brands 7.375% bond due 2/1/2015, and a Star Gas Partners 10.250% bond due 2/15/2013.

In 2005, the largest beginning-of-the-year high-yield holdings that we eliminated were a position in UnitedGlobalCom that we divested as a result of a corporate action, a Petroleum Geo Services 10.000% bond due 11/5/2010, a Goodyear Tire & Rubber 144A 12.500% issue due 3/1/2011 that we exchanged, an El Paso--Cedar Brakes 9.875% issue due 9/1/2013, and a Warner Chilcott Bridge Loan due 7/5/2005.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO WEIGHTINGS IN 2005?

The Portfolio compares itself to the Credit Suisse High Yield Index.* The Portfolio reduced its weightings in the following industries: airlines, energy: service and equipment, food/tobacco, packaging, cable, and utilities. The Portfolio increased its weightings in the following industries: automotive, retail, print/other media, information technology, financial, energy: exploration and production, and consumer non-durables. Other industry adjustments were incremental.

HOW DID THE PORTFOLIO WEIGHTINGS COMPARE WITH ITS PRIMARY BENCHMARK?

As of December 31, 2005, the Portfolio's largest overweighted positions relative to the Credit Suisse High Yield Index* were in the financial, information technology, real estate development, broadcasting, and medical products industries. The Portfolio's most significantly underweighted positions were in the cable, manufacturing, utility, leisure, and food and drug industries.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED

                                                 www.MAINSTAYfunds.com     M-163

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

LONG-TERM BONDS (81.7%)+
ASSET-BACKED SECURITIES (0.7%)
---------------------------------------------------------------------------------
ELECTRIC (0.6%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                 $  7,933,752   $    8,965,140
                                                                   --------------

ENTERTAINMENT (0.1%)
United Artists Theatre Circuit, Inc.
  Series 1995-A
  9.30%, due 7/1/15 (a)                                1,188,549        1,176,664
                                                                   --------------
Total Asset-Backed Securities
  (Cost $8,817,090)                                                    10,141,804
                                                                   --------------
CONVERTIBLE BONDS (3.9%)
---------------------------------------------------------------------------------
AIRLINES (0.0%)++
Delta Air Lines, Inc.
  8.00%, due 6/3/23 (b)                                1,900,000          384,750
                                                                   --------------

HEALTH CARE-SERVICES (1.2%)
V  Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                          16,015,000       12,291,512
Lincare Holdings, Inc.
  3.00%, due 6/15/33 (c)                               1,305,000        1,313,156
  3.00%, due 6/15/33                                   3,220,000        3,240,125
                                                                   --------------
                                                                       16,844,793
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
INSURANCE (0.4%)
Conseco, Inc.
  3.50%, due 9/30/35
  (zero coupon), beginning 10/1/10 (c)(d)           $  3,120,000   $    3,326,700
PMA Capital Corp.
  6.50%, due 9/30/22 (c)                               1,985,000        2,181,019
                                                                   --------------
                                                                        5,507,719
                                                                   --------------
INTERNET (0.1%)
At Home Corp.
  0.52%, due 12/28/18 (a)(b)(e)(f)                     1,869,975              187
  4.75%, due 12/15/06 (a)(b)(e)(f)                     9,032,054              903
Riverstone Networks, Inc.
  3.75%, due 12/1/06 (b)(c)                            1,617,000        1,552,320
                                                                   --------------
                                                                        1,553,410
                                                                   --------------
MEDIA (0.5%)
Adelphia Communications Corp.
  6.00%, due 2/15/06 (b)                               1,760,000           33,000
UnitedGlobalCom, Inc.
  1.75%, due 4/15/24 (c)                               5,975,000        6,596,321
                                                                   --------------
                                                                        6,629,321
                                                                   --------------
SEMICONDUCTORS (0.4%)
LSI Logic Corp.
  4.00%, due 11/1/06                                   5,095,000        5,056,787
                                                                   --------------

TELECOMMUNICATIONS (1.3%)
CIENA Corp.
  3.75%, due 2/1/08                                    6,855,000        6,323,737
Lucent Technologies, Inc.
  8.00%, due 8/1/31                                    4,140,000        4,222,800
Nortel Networks Corp.
  4.25%, due 9/1/08 (d)                                8,975,000        8,414,062
                                                                   --------------
                                                                       18,960,599
                                                                   --------------
Total Convertible Bonds
  (Cost $56,282,436)                                                   54,937,379
                                                                   --------------

CORPORATE BONDS (63.1%)
---------------------------------------------------------------------------------
ADVERTISING (0.6%)
R.H. Donnelley, Inc.
  10.875%, due 12/15/12                                2,555,000        2,880,762
Vertis, Inc.
  9.75%, due 4/1/09                                    5,140,000        5,326,325
                                                                   --------------
                                                                        8,207,087
                                                                   --------------
AEROSPACE & DEFENSE (1.0%)
BE Aerospace, Inc.
  8.00%, due 3/1/08                                    1,360,000        1,360,000
  8.50%, due 10/1/10                                     820,000          875,350
  8.875%, due 5/1/11                                   2,685,000        2,819,250
Sequa Corp.
  8.875%, due 4/1/08                                   7,275,000        7,584,187
  9.00%, due 8/1/09                                    1,815,000        1,928,437
                                                                   --------------
                                                                       14,567,224
                                                                   --------------
AIRLINES (0.9%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (b)                             16,070,000        3,615,750
  Series B
  9.25%, due 12/27/07 (b)                              2,270,000          499,400
  9.25%, due 3/15/22 (b)                               1,000,000          222,500
  9.75%, due 5/15/21 (b)                                 350,000           77,875
  10.00%, due 8/15/08 (b)                              1,720,000          378,400
  10.375%, due 2/1/11 (b)                              4,335,000          953,700
  10.375%, due 12/15/22 (b)(d)                         2,870,000          638,575


+ Percentages indicated are based on Portfolio net assets.
* Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

 M-164 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
AIRLINES (CONTINUED)
Northwest Airlines, Inc.
  7.875%, due 3/15/08 (b)                           $    620,000   $      240,250
  8.70%, due 3/15/07 (b)                                 155,000           60,062
  8.97%, due 1/2/15 (b)                                1,011,725          131,524
  9.875%, due 3/15/07 (b)                              5,550,000        2,164,500
  10.00%, due 2/1/09 (b)                               8,396,500        3,169,679
                                                                   --------------
                                                                       12,152,215
                                                                   --------------
AUTO PARTS & EQUIPMENT (2.1%)
Collins & Aikman Products Co.
  10.75%, due 12/31/11 (b)                             2,045,000          920,250
  12.875%, due 8/15/12 (b)(c)                         10,455,000          940,950
Dana Corp.
  7.00%, due 3/1/29 (d)                                1,485,000        1,065,487
  9.00%, due 8/15/11                                   2,260,000        1,830,600
Goodyear Tire &
  Rubber Co. (The)
  6.375%, due 3/15/08 (d)                              1,867,000        1,815,657
  6.625%, due 12/1/06                                  2,150,000        2,150,000
  8.50%, due 3/15/07 (d)                               1,380,000        1,411,050

V    11.25%, due 3/1/11                               12,845,000       14,386,400
Tenneco Automotive, Inc.
  8.625%, due 11/15/14 (d)                             3,615,000        3,416,175
  10.25%, due 7/15/13                                  2,070,000        2,261,475
                                                                   --------------
                                                                       30,198,044
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
BANKS (0.3%)
Fremont General Corp.
  Series B
  7.875%, due 3/17/09                               $  4,845,000   $    4,845,000
                                                                   --------------

BUILDING MATERIALS (1.4%)
Compression Polymers Corp.
  10.50%, due 7/1/13 (c)                               4,755,000        4,612,350
Dayton Superior Corp.
  10.75%, due 9/15/08                                  6,065,000        5,852,725
Goodman Global
  Holding Co., Inc.
  7.491%, due 6/15/12 (c)(g)                           1,110,000        1,098,900
Interline Brands, Inc.
  11.50%, due 5/15/11                                  2,579,000        2,875,585
MMI Products, Inc.
  Series B
  11.25%, due 4/15/07                                  2,585,000        2,429,900
Panolam Industries International, Inc.
  10.75%, due 10/1/13 (c)                              3,425,000        3,296,562
                                                                   --------------
                                                                       20,166,022
                                                                   --------------
CHEMICALS (2.3%)
Crompton Corp.
  9.875%, due 8/1/12                                   4,990,000        5,694,837
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                   2,400,000        2,277,000
  10.125%, due 9/1/08                                  1,080,000        1,171,800
  10.625%, due 5/1/11                                  5,245,000        5,769,500
Lyondell Chemical Co.
  9.50%, due 12/15/08                                  1,122,000        1,175,295
  9.625%, due 5/1/07                                     450,000          469,687
  10.50%, due 6/1/13                                   3,125,000        3,550,781
Millennium America, Inc.
  7.625%, due 11/15/26                                 3,150,000        3,008,250
Terra Capital, Inc.
  12.875%, due 10/15/08                                8,515,000        9,919,975
                                                                   --------------
                                                                       33,037,125
                                                                   --------------
COMMERCIAL SERVICES (3.3%)
American Color Graphics, Inc.
  10.00%, due 6/15/10                                  2,905,000        2,029,869
Cardtronics, Inc.
  9.25%, due 8/15/13 (c)                               2,740,000        2,726,300
Chemed Corp.
  8.75%, due 2/24/11                                   4,395,000        4,713,637
El Comandante Capital Corp.
  11.75%, due 12/15/06 (b)                               891,000          935,550
Great Lakes Dredge &
  Dock Corp.
  7.75%, due 12/15/13 (d)                              3,400,000        3,064,250
Language Line, Inc.
  11.125%, due 6/15/12 (d)                             4,775,000        4,440,750
Phoenix Color Corp.
  10.375%, due 2/1/09                                  3,065,000        2,823,631
Protection One Alarm Monitoring, Inc.
  Series B
  8.125%, due 1/15/09                                  4,945,000        4,771,925
Quintiles Transnational Corp.
  10.00%, due 10/1/13                                  6,985,000        7,788,275
Rent-Way, Inc.
  11.875%, due 6/15/10                                 3,205,000        3,409,319
Vertrue, Inc.
  9.25%, due 4/1/14                                    5,770,000        5,899,825
Williams Scotsman, Inc.
  8.50%, due 10/1/15                                   3,955,000        4,093,425
                                                                   --------------
                                                                       46,696,756
                                                                   --------------
COMPUTERS (1.8%)
Activant Solutions, Inc.
  10.054%, due 4/1/10 (c)(g)                           2,245,000        2,315,156
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                   3,455,000        3,144,050
  4.875%, due 1/15/14                                  1,000,000          870,000
  8.525%, due 8/15/13 (c)(g)                           2,265,000        2,344,275

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
COMPUTERS (CONTINUED)
  9.125%, due 8/15/13 (c)                           $  6,800,000   $    7,038,000
  10.25%, due 8/15/15 (c)                              9,385,000        9,385,000
                                                                   --------------
                                                                       25,096,481
                                                                   --------------
CONSTRUCTION & ENGINEERING (0.4%)
Amsted Industries, Inc.
  10.25%, due 10/15/11 (c)                             5,800,000        6,206,000
                                                                   --------------

DISTRIBUTION & WHOLESALE (0.2%)
Intcomex, Inc.
  11.75%, due 1/15/11 (c)                              2,705,000        2,657,662
                                                                   --------------

DIVERSIFIED FINANCIAL SERVICES (9.2%)
Alamosa Delaware, Inc.
  11.00%, due 7/31/10                                  4,130,000        4,656,575
American Real Estate Partners, L.P.
  8.125%, due 6/1/12                                   6,705,000        6,956,437
V  American Real Estate Partners, L.P./American
  Real Estate Finance Corp.
  7.125%, due 2/15/13 (c)                             13,150,000       13,150,000
Cedar Brakes I LLC
  9.875%, due 9/1/13 (c)                               8,421,930        9,582,725
Chukchansi Economic Development Authority
  8.00%, due 11/15/13 (c)                              2,105,000        2,160,256
Dollar Financial Group, Inc.
  9.75%, due 11/15/11                                  6,150,000        6,334,500
Galaxy Entertainment
  Finance Co., Ltd.
  9.875%, due 12/15/12 (c)                             5,610,000        5,694,150
General Motors
  Acceptance Corp.
  5.625%, due 5/15/09                                  2,720,000        2,419,962
  6.15%, due 4/5/07                                    2,735,000        2,583,344
  6.75%, due 12/1/14 (d)                               5,775,000        5,195,311

V    8.00%, due 11/1/31 (d)                           28,890,000       27,673,182


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
LaBranche & Co., Inc.
  9.50%, due 5/15/09                                $  2,375,000   $    2,505,625
  11.00%, due 5/15/12                                  5,210,000        5,783,100
Rainbow National
  Services LLC
  8.75%, due 9/1/12 (c)                                2,940,000        3,131,100

V    10.375%, due 9/1/14 (c)                          10,280,000       11,513,600
Telcordia Technologies, Inc.
  10.00%, due 3/15/13 (c)                              5,930,000        5,425,950
Ucar Finance, Inc.
  10.25%, due 2/15/12 (d)                              4,185,000        4,420,406
UGS Corp.
  10.00%, due 6/1/12                                   2,945,000        3,210,050
Vanguard Health Holding Co. I LLC
  (zero coupon), due 10/1/15
  11.25%, beginning 10/1/09                            3,765,000        2,748,450
Vanguard Health Holding Co. II LLC
  9.00%, due 10/1/14                                   5,965,000        6,337,812
                                                                   --------------
                                                                      131,482,535
                                                                   --------------
ELECTRIC (3.3%)
V  AES Corp. (The)
  9.00%, due 5/15/15 (c)                              11,580,000       12,680,100
Calpine Corp.

V    8.50%, due 7/15/10 (b)(c)(d)                     19,027,000       15,602,140
  9.875%, due 12/1/11 (b)(c)                           2,255,000        1,815,275
NRG Energy, Inc.
  8.00%, due 12/15/13                                  4,791,000        5,341,965
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                  9,955,000       10,353,200
Western Resources, Inc.
  7.125%, due 8/1/09                                     855,000          898,667
                                                                   --------------
                                                                       46,691,347
                                                                   --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Spectrum Brands, Inc.
  8.50%, due 10/1/13                                   1,660,000        1,448,350
                                                                   --------------

ELECTRONICS (0.5%)
Fisher Scientific
  International, Inc.
  6.125%, due 7/1/15 (c)                               7,160,000        7,160,000
                                                                   --------------

ENERGY--ALTERNATE SOURCES (0.0%)++
Salton Sea Funding Series E
  8.30%, due 5/30/11                                       2,813            3,047
                                                                   --------------

ENTERTAINMENT (1.4%)
Gaylord Entertainment Co.
  8.00%, due 11/15/13                                  1,065,000        1,115,587
Isle of Capri Casinos, Inc.
  9.00%, due 3/15/12                                   1,295,000        1,369,462
Jacobs Entertainment Co.
  11.875%, due 2/1/09                                  4,040,000        4,287,450
Loews Cineplex Entertainment Corp.
  9.00%, due 8/1/14                                    3,710,000        3,747,100
President Casinos, Inc.
  12.00%, due 9/15/06 (a)(b)                             598,167          478,534
  13.00%, due 9/15/06 (a)(b)                           1,159,672          904,544

 M-166 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
ENTERTAINMENT (CONTINUED)
Six Flags, Inc.
  9.625%, due 6/1/14                                $  3,645,000   $    3,544,763
  9.75%, due 4/15/13 (d)                               2,440,000        2,394,250
Warner Music Group
  7.375%, due 4/15/14                                  2,240,000        2,223,200
                                                                   --------------
                                                                       20,064,890
                                                                   --------------
ENVIRONMENTAL CONTROL (0.4%)
Geo Sub Corp.
  11.00%, due 5/15/12                                  5,630,000        5,517,400
                                                                   --------------

FOOD (1.4%)
Chiquita Brands
  International, Inc.
  7.50%, due 11/1/14                                   5,990,000        5,271,200
Doane Pet Care Co.
  10.625%, due 11/15/15 (c)                            1,440,000        1,501,200
Pinnacle Foods Holding Corp.
  8.25%, due 12/1/13                                   7,145,000        6,805,613
Swift & Co.
  10.125%, due 10/1/09                                 1,860,000        1,920,450
  12.50%, due 1/1/10                                   4,810,000        5,062,525
                                                                   --------------
                                                                       20,560,988
                                                                   --------------
FOREST PRODUCTS & PAPER (2.0%)
Georgia-Pacific Corp.
  7.375%, due 12/1/25                                  1,310,000        1,179,000
  7.75%, due 11/15/29                                  4,930,000        4,498,625
  8.00%, due 1/15/24                                   6,345,000        6,059,475
  8.875%, due 5/15/31                                  8,150,000        8,170,375
Georgia-Pacific
  Corp./Timber Group
  7.25%, due 6/1/28                                    4,180,000        3,704,525
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                   5,850,000        4,329,000
                                                                   --------------
                                                                       27,941,000
                                                                   --------------
HAND & MACHINE TOOLS (0.2%)
Thermadyne Holdings Corp.
  9.25%, due 2/1/14                                    2,555,000        2,235,625
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
HEALTH CARE-SERVICES (1.4%)
Ameripath, Inc.
  10.50%, due 4/1/13                                $  6,505,000   $    6,895,300
HCA, Inc.
  7.50%, due 11/15/95                                 10,270,000        9,816,076
National Nephrology Associates, Inc.
  9.00%, due 11/1/11 (c)                               1,525,000        1,688,938
Skilled Healthcare Group, Inc.
  11.00%, due 1/15/14 (c)                              2,000,000        2,020,000
                                                                   --------------
                                                                       20,420,314
                                                                   --------------
HOLDING COMPANIES--DIVERSIFIED (0.6%)
Esi Tractebel Acquisition Corp. Class B
  7.99%, due 12/30/11                                  2,382,000        2,500,023
Pharma Services Intermediate Holding Corp.
  (zero coupon), due 4/1/14
  11.50%, beginning 4/1/09                             8,285,000        6,130,900
                                                                   --------------
                                                                        8,630,923
                                                                   --------------
HOME FURNISHINGS (0.1%)
Fedders North America, Inc.
  9.875%, due 3/1/14                                   1,245,000          890,175
                                                                   --------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
MGM Mirage, Inc.
  7.25%, due 10/15/06                                  1,555,000        1,576,381
                                                                   --------------
HOUSEHOLD PRODUCTS & WARES (1.3%)
ACCO Brands Corp.
  7.625%, due 8/15/15                                  6,865,000        6,470,263
Spectrum Brands, Inc.
  7.375%, due 2/1/15 (d)                              13,645,000       11,393,575
                                                                   --------------
                                                                       17,863,838
                                                                   --------------
INSURANCE (0.6%)
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                 4,200,000        4,431,000
First Mercury Financial Corp.
  12.332%, due 8/15/12 (c)(g)                          3,560,000        3,595,600
Lumbermens Mutual Casualty
  8.45%, due 12/1/97 (b)(c)                              555,000           13,875
  9.15%, due 7/1/26 (b)(c)                            12,235,000          305,875
                                                                   --------------
                                                                        8,346,350
                                                                   --------------
INTERNET (0.1%)
Globix Corp.
  11.00%, due 5/1/08 (c)(h)                            1,263,875        1,175,404
                                                                   --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------
IRON & STEEL (0.7%)
Allegheny Ludlum Corp.
  6.95%, due 12/15/25                               $  4,420,000   $    4,331,600
Allegheny Technologies, Inc.
  8.375%, due 12/15/11                                 1,390,000        1,508,150
United States Steel LLC
  9.75%, due 5/15/10                                     645,000          701,438
  10.75%, due 8/1/08                                   2,590,000        2,861,950
                                                                   --------------
                                                                        9,403,138
                                                                   --------------
LODGING (1.4%)
Caesars Entertainment, Inc.
  8.875%, due 9/15/08                                  3,000,000        3,243,750
  9.375%, due 2/15/07                                  3,125,000        3,253,906
MGM Mirage, Inc.
  8.375%, due 2/1/11 (d)                               2,420,000        2,589,400
  8.50%, due 9/15/10                                   2,826,000        3,062,678
San Pasqual Casino
  8.00%, due 9/15/13 (c)                               1,815,000        1,842,225
Starwood Hotel & Resorts
  7.375%, due 11/15/15                                 4,300,000        4,665,500
Trump Entertainment
  Resorts, Inc.
  8.50%, due 6/1/15 (d)                                1,091,544        1,064,255
                                                                   --------------
                                                                       19,721,714
                                                                   --------------
MEDIA (2.0%)
Dex Media East LLC
  12.125%, due 11/15/12                                2,095,000        2,451,150
MediaNews Group, Inc.
  6.875%, due 10/1/13                                  1,615,000        1,544,344
Morris Publishing Group LLC
  7.00%, due 8/1/13                                    4,820,000        4,548,875
Paxson Communications Corp.
  7.777%, due 1/15/12 (c)(g)                           7,485,000        7,438,219
  10.777%, due 1/15/13 (c)(g)                          6,045,000        5,810,756
Ziff Davis Media, Inc.
  10.25%, due 5/1/12 (g)                               4,035,000        3,671,850
  Series B
  13.00%, due 8/12/09 (h)                              2,582,239        2,294,965
                                                                   --------------
                                                                       27,760,159
                                                                   --------------


                                                       PRINCIPAL
                                                          AMOUNT            VALUE
METAL FABRICATE & HARDWARE (0.5%)
Metals USA, Inc.
  11.125%, due 12/1/15 (c)                          $  3,325,000   $    3,408,125
Mueller Group, Inc.
  10.00%, due 5/1/12                                   3,845,000        4,085,313
                                                                   --------------
                                                                        7,493,438
                                                                   --------------
MISCELLANEOUS--MANUFACTURING (0.8%)
Clarke American Corp.
  11.75%, due 12/15/13 (c)                             4,750,000        4,750,000
Mark IV Industries, Inc.
  7.50%, due 9/1/07                                    7,905,000        7,282,481
                                                                   --------------
                                                                       12,032,481
                                                                   --------------
OIL & GAS (3.4%)
Chaparral Energy, Inc.
  8.50%, due 12/1/15 (c)                               3,025,000        3,130,875
EXCO Resources, Inc.
  7.25%, due 1/15/11                                   4,190,000        4,252,850
Forest Oil Corp.
  8.00%, due 6/15/08                                   1,210,000        1,261,425
  8.00%, due 12/15/11                                  3,465,000        3,785,513
Hilcorp Energy I, L.P./Hilcorp Finance Co.
  10.50%, due 9/1/10 (c)                               2,526,000        2,797,545
Mission Resources Corp.
  9.875%, due 4/1/11                                   4,345,000        4,562,250
Newfield Exploration Co.
  7.625%, due 3/1/11                                     345,000          369,150
  8.375%, due 8/15/12                                    340,000          363,800
Parker Drilling Co.
  9.625%, due 10/1/13                                  6,770,000        7,557,013
Plains Exploration & Production Co.
  8.75%, due 7/1/12                                    3,310,000        3,566,525
Pride International, Inc.
  7.375%, due 7/15/14                                  2,770,000        2,970,825
Venoco, Inc.
  8.75%, due 12/15/11                                  3,500,000        3,552,500
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                    7,205,000        7,727,363
Whiting Petroleum Corp.
  7.25%, due 5/1/13                                    3,115,000        3,153,938
                                                                   --------------
                                                                       49,051,572
                                                                   --------------
OIL & GAS SERVICES (0.5%)
Lone Star Technologies, Inc.
  9.00%, due 6/1/11                                    6,125,000        6,431,250
                                                                   --------------

PACKAGING & CONTAINERS (1.8%)
Constar International, Inc.
  7.715%, due 2/15/12 (g)                              2,620,000        2,515,200
Owens-Brockway
  8.25%, due 5/15/13                                   1,200,000        1,239,000

 M-168 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------------
PACKAGING & CONTAINERS (CONTINUED)
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                $  2,060,000         $    2,150,125
  8.875%, due 2/15/09                                  9,445,000              9,858,219
Owens-Illinois, Inc.
  7.80%, due 5/15/18                                   2,265,000              2,253,675
  8.10%, due 5/15/07                                   7,300,000              7,464,250
                                                                         --------------
                                                                             25,480,469
                                                                         --------------
PHARMACEUTICALS (0.1%)
Caremark Rx, Inc.
  7.375%, due 10/1/06                                  1,960,000              1,993,414
                                                                         --------------
PIPELINES (3.9%)
ANR Pipeline Co.
  9.625%, due 11/1/21                                  8,075,000              9,864,913
Dynegy Holdings, Inc.
  9.875%, due 7/15/10 (c)                              8,905,000              9,762,106
  10.125%, due 7/15/13 (c)                             1,390,000              1,570,700
  10.65%, due 7/15/08 (c)(g)                           2,845,000              3,005,031
El Paso Corp.
  6.95%, due 12/15/07 (d)                              1,005,000              1,016,306
  7.80%, due 8/1/31                                    1,145,000              1,142,138
El Paso Natural Gas Co.
  7.50%, due 11/15/26                                    385,000                397,492
  7.625%, due 8/1/10                                   3,975,000              4,180,027
V  El Paso Production Holding Co.
  7.75%, due 6/1/13                                   15,670,000             16,257,625
Northwest Pipeline
  7.125%, due 12/1/25                                  2,195,000              2,362,369
Pacific Energy Partners, L.P.
  7.125%, due 6/15/14                                  3,475,000              3,579,250
Southern Natural Gas Co.
  7.35%, due 2/15/31                                   1,100,000              1,128,496
Williams Cos., Inc.
  7.875%, due 9/1/21                                     210,000                227,325
  8.75%, due 3/15/32                                     635,000                736,600
                                                                         --------------
                                                                             55,230,378
                                                                         --------------
REAL ESTATE (3.1%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                   2,093,000              2,281,370
  11.25%, due 6/15/11                                  5,290,000              5,686,750
Crescent Real Estate
  Equities, L.P.
  7.50%, due 9/15/07                                   6,920,000              7,023,800
Omega Healthcare
  Investors, Inc.
  7.00%, due 4/1/14                                    6,175,000              6,198,156
  7.00%, due 4/1/14 (c)                                2,955,000              2,966,081

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
REAL ESTATE (CONTINUED)
Star Gas Partners, L.P./Star Gas Finance Co.
  10.25%, due 2/15/13                               $ 10,915,000         $   10,778,563
Trustreet Properties, Inc.
  7.50%, due 4/1/15                                    8,730,000              8,730,000
                                                                         --------------
                                                                             43,664,720
                                                                         --------------
RETAIL (1.5%)
Duane Reade, Inc.
  8.991%, due 12/15/10 (g)                             1,595,000              1,483,350
Harry & David Holdings, Inc.
  9.00%, due 3/1/13                                    2,250,000              2,255,625
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                  12,500,000             10,250,000
  8.75%, due 9/1/21                                    8,124,000              7,799,040
                                                                         --------------
                                                                             21,788,015
                                                                         --------------
SEMICONDUCTORS (0.7%)
Amkor Technology, Inc.
  7.125%, due 3/15/11 (d)                              1,985,000              1,746,800
MagnaChip Semiconductor S.A.
  7.741%, due 12/15/11 (g)                             2,690,000              2,730,350
  8.00%, due 12/15/14                                  5,215,000              4,980,325
                                                                         --------------
                                                                              9,457,475
                                                                         --------------
SOFTWARE (0.3%)
SS&C Technologies, Inc.
  11.75%, due 12/1/13 (c)                              4,565,000              4,679,125
                                                                         --------------

TELECOMMUNICATIONS (4.6%)
American Tower Escrow Corp.
  (zero coupon), due 8/1/08                            1,305,000              1,021,163
Dobson Cellular Systems
  8.375%, due 11/1/11                                  1,105,000              1,172,681
  9.00%, due 11/1/11 (g)                               2,470,000              2,568,800
  9.875%, due 11/1/12                                  1,945,000              2,144,363
Lucent Technologies, Inc.
  5.50%, due 11/15/08 (d)                              1,745,000              1,736,275
  6.45%, due 3/15/29                                   5,275,000              4,523,313
  7.25%, due 7/15/06 (d)                               6,635,000              6,684,763
PanAmSat Corp.
  9.00%, due 8/15/14                                   2,485,000              2,603,038
Qwest Capital Funding, Inc.
  7.75%, due 8/15/06                                   1,970,000              1,989,700
Qwest Communications International, Inc.
  7.25%, due 2/15/11 (d)                               4,475,000              4,564,500
  Series B
  7.50%, due 11/1/08                                   1,970,000              1,979,850
  7.50%, due 2/15/14 (d)                               2,130,000              2,188,575
  7.50%, due 2/15/14 (c)(d)                            8,560,000              8,795,400

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
CORPORATE BONDS (CONTINUED)
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp.
  5.625%, due 11/15/08                              $    300,000         $      297,000
  7.20%, due 11/10/26                                  1,645,000              1,595,650
  7.25%, due 9/15/25                                     920,000                915,400
  8.875%, due 3/15/12                                  4,820,000              5,434,550
  8.875%, due 6/1/31                                   4,860,000              5,078,700
Triton PCS, Inc.
  8.50%, due 6/1/13 (d)                                7,640,000              7,105,200
Ubiquitel Operating Co.
  9.875%, due 3/1/11                                   2,465,000              2,729,988
                                                                         --------------
                                                                             65,128,909
                                                                         --------------
TEXTILES (0.6%)
Invista
  9.25%, due 5/1/12 (c)                                8,580,000              9,159,150
                                                                         --------------
TRUCKING & LEASING (0.2%)
Interpool, Inc.
  Series A
  6.00%, due 9/1/14                                    3,845,000              3,465,306
                                                                         --------------
Total Corporate Bonds
  (Cost $904,102,216)                                                       897,778,896
                                                                         --------------

FOREIGN BONDS (5.5%)
---------------------------------------------------------------------------------------
BUILDING MATERIALS (0.1%)
Ainsworth Lumber Co., Ltd.
  7.25%, due 10/1/12                                   2,045,000              1,840,500
                                                                         --------------

CHEMICALS (0.2%)
Nova Chemicals Corp.
  7.561%, due 11/15/13 (c)(g)                          2,195,000              2,241,644
                                                                         --------------
FOREST PRODUCTS & PAPER (0.2%)
Tembec Industries, Inc.
  7.75%, due 3/15/12                                   2,955,000              1,580,925
  8.50%, due 2/1/11 (d)                                1,070,000                593,850
                                                                         --------------
                                                                              2,174,775
                                                                         --------------
INSURANCE (0.2%)
Lindsey Morden Group, Inc.
  Series B
  7.00%, due 6/16/08                                C$ 2,963,000              2,421,480
                                                                         --------------
MEDIA (2.0%)
CanWest Media, Inc.
  8.00%, due 9/15/12                                $  5,289,880              5,402,290
Hollinger, Inc.
  11.875%, due 3/1/11 (c)                                625,000                625,000
  12.875%, due 3/1/11 (c)                              3,129,000              3,301,095

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
MEDIA (CONTINUED)
Ono Finance
  10.50%, due 5/15/14 (c)                           E  2,285,000         $    2,921,628
Quebecor Media, Inc.
  11.125%, due 7/15/11                              $    955,000              1,033,788
  (zero coupon), due 7/15/11
  13.75%, beginning 7/15/06                            8,180,000              8,456,075
Shaw Communications, Inc.
  7.50%, due 11/20/13                               C$ 5,470,000              5,067,108
Sun Media Corp.
  7.625%, due 2/15/13                               $  2,330,000              2,388,250
                                                                         --------------
                                                                             29,195,234
                                                                         --------------
RETAIL (0.2%)
Jafra Cosmetics International, Inc./Distribuidora
  Comerical Jafra S.A. de C.V.
  10.75%, due 5/15/11                                  2,305,000              2,523,975
                                                                         --------------

TELECOMMUNICATIONS (1.7%)
Inmarsat Finance PLC
  (zero coupon), due 11/15/12
  10.375%, beginning 11/15/08                          6,585,000              5,490,244
Intelsat Bermuda, Ltd.
  8.25%, due 1/15/13 (c)                               3,845,000              3,883,450
  8.695%, due 1/15/12 (c)(g)                           5,730,000              5,823,113
Millicom International
  Cellular S.A.
  10.00%, due 12/1/13                                  8,880,000              9,168,600
                                                                         --------------
                                                                             24,365,407
                                                                         --------------
TRANSPORTATION (0.9%)
Grupo Transportacion Ferroviaria
  Mexicana S.A. de C.V.
  12.50%, due 6/15/12                                  4,005,000              4,565,700
Navigator Gas Transport PLC
  10.50%, due 6/30/07 (b)(c)(i)                        7,885,000              8,910,050
                                                                         --------------
                                                                             13,475,750
                                                                         --------------
Total Foreign Bonds
  (Cost $71,485,987)                                                         78,238,765
                                                                         --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (2.8%)
---------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire &
  Rubber Co. (The)
  7.06%, due 4/30/10 (g)(n)                              700,000                704,229
                                                                         --------------

CONSTRUCTION & ENGINEERING (0.0%)++
Foster Wheeler, Ltd.
  8.50%, due 3/18/10 (j)(m)                              607,217                604,181
                                                                         --------------

 M-170 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)
---------------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Graham Packaging Holdings Co.
  8.25%, due 4/7/12 (n)                             $  1,000,000         $    1,016,250
                                                                         --------------

MEDIA (0.1%)
Fidelity National Information Solutions, Inc.
  Series B
  5.685%, due 3/9/13 (n)                                 880,000                883,300
                                                                         --------------

PHARMACEUTICALS (0.4%)
Warner Chilcott Corp.
  Series D
  6.77%, due 1/18/12 (n)                               5,166,009              5,155,863
                                                                         --------------

REAL ESTATE (0.8%)
LNR Property Corp.
  Series B
  6.71%, due 2/3/08 (g)(n)                             7,158,681              7,177,694
Riley Mezzanine Corp.
  Series 1
  8.96%, due 2/3/08 (n)                                3,000,000              3,018,750
  Series 2
  8.39%, due 2/3/08 (n)                                2,000,000              2,026,250
                                                                         --------------
                                                                             12,222,694
                                                                         --------------
RETAIL (0.5%)
Neiman Marcus
  Group, Inc. (The)
  6.475%, due 3/31/06 (n)                              5,000,000              5,034,135
Riverdeep Group, Ltd.
  (zero, coupon), due 10/30/11 (n)                     1,955,000              2,062,525
                                                                         --------------
                                                                              7,096,660
                                                                         --------------
SOFTWARE (0.5%)
SunGard Data Systems, Inc.
  Series B
  6.28%, due 12/13/12 (n)                              7,601,800              7,645,351
                                                                         --------------

TELECOMMUNICATIONS (0.3%)
Qwest Corp.
  Series B
  6.95%, due 6/30/10 (n)                               4,250,000              4,278,335
                                                                         --------------

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
TEXTILES, APPAREL & LUXURY GOODS (0.1%)
Jostens IH Corp.
  Series B
  5.94%, due 10/4/11 (n)                            $    938,506         $      950,237
                                                                         --------------
Total Loan Assignments & Participations
  (Cost $40,130,674)                                                         40,557,100
                                                                         --------------

YANKEE BONDS (2.3%)(K)
---------------------------------------------------------------------------------------
CHEMICALS (0.1%)
Nova Chemicals Corp.
  7.00%, due 5/15/06                                   2,310,000              2,324,438
                                                                         --------------

FOREST PRODUCTS & PAPER (0.7%)
Abitibi-Consolidated, Inc.
  8.85%, due 8/1/30                                    2,665,000              2,278,575
Smurfit Capital Funding PLC
  7.50%, due 11/20/25                                  4,475,000              3,938,000
Tembec Industries, Inc.
  8.625%, due 6/30/09 (d)                              5,930,000              3,380,100
                                                                         --------------
                                                                              9,596,675
                                                                         --------------
INSURANCE (0.6%)
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18 (d)                              2,575,000              2,123,590
  7.75%, due 4/26/12 (d)                                 885,000                825,778
  7.75%, due 7/15/37                                     135,000                105,543
  8.25%, due 10/1/15                                     145,000                133,218
  8.30%, due 4/15/26 (d)                               5,865,000              4,862,138
                                                                         --------------
                                                                              8,050,267
                                                                         --------------
IRON & STEEL (0.4%)
Algoma Steel, Inc.
  11.00%, due 12/31/09                                 5,063,000              5,341,465
                                                                         --------------

PACKAGING & CONTAINERS (0.3%)
Crown Cork & Seal Finance PLC
  7.00%, due 12/15/06                                  4,925,000              4,974,250
                                                                         --------------

TELECOMMUNICATIONS (0.2%)
Rogers Cantel, Inc.
  9.75%, due 6/1/16                                    2,560,000              3,091,200
                                                                         --------------
Total Yankee Bonds
  (Cost $34,004,770)                                                         33,378,295
                                                                         --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
U.S. GOVERNMENT (3.4%)
---------------------------------------------------------------------------------------
U.S. GOVERNMENT (3.4%)
V  U.S. Treasury Note
  4.25%, due 11/30/07 (d)                           $ 48,000,000         $   47,859,360
                                                                         --------------
Total U.S. Government
  (Cost $47,851,176)                                                         47,859,360
                                                                         --------------
Total Long-Term Bonds
  (Cost $1,162,674,349)                                                   1,162,891,599
                                                                         --------------

                                                          SHARES
COMMON STOCKS (1.1%)
---------------------------------------------------------------------------------------
HAND & MACHINE TOOLS (0.2%)
Thermadyne Holdings Corp. (e)                            258,952              3,431,114
                                                                         --------------
HEALTH CARE-SERVICES (0.0%)++
Skilled Healthcare
  Group, Inc. (a)(e)(i)(j)                                 1,691                299,510
                                                                         --------------
INTERNET (0.1%)
Globix Corp. (a)(e)(i)(j)                              1,092,741              1,032,640
                                                                         --------------
MACHINERY--DIVERSIFIED (0.0%)++
MMH Holdings, Inc. (a)(e)(i)(j)                              937                 49,661
                                                                         --------------

MEDIA (0.3%)
Viacom, Inc. Class B                                     145,700              4,749,820
                                                                         --------------

METAL FABRICATE & HARDWARE (0.1%)
ACP Holding Co. (c)(e)(i)                                739,787              1,331,617
                                                                         --------------

SOFTWARE (0.1%)
Quadramed Corp. (e)                                      485,608                684,707
                                                                         --------------

TELECOMMUNICATIONS (0.3%)
ICO Global Communications Holdings, Ltd. (d)(e)(i)        42,450                264,676
Loral Space & Communications (e)                         128,483              3,629,645
Remote Dynamics, Inc. (e)                                 72,541                 21,037
                                                                         --------------
                                                                              3,915,358
                                                                         --------------
TOBACCO (0.0%)++
North Atlantic
  Trading Co., Inc. (a)(e)(i)(j)                           2,418                     24
                                                                         --------------
Total Common Stocks
  (Cost $16,907,138)                                                         15,494,451
                                                                         --------------


                                                          SHARES                  VALUE
CONVERTIBLE PREFERRED STOCKS (0.6%)
---------------------------------------------------------------------------------------
AUTO MANUFACTURERS (0.0%)++
General Motors Corp. Series C
  6.25%                                                   14,100         $      222,075
                                                                         --------------

INSURANCE (0.3%)
Conseco, Inc.
  5.50%                                                  130,400              3,689,016
                                                                         --------------

INTERNET (0.0%)++
Globix Corp.
  6.00% (a)(e)(i)(j)                                     107,873                109,221
                                                                         --------------

SOFTWARE (0.3%)
Quadramed Corp.
  5.50% (c)(e)                                           234,600              4,457,400
                                                                         --------------
Total Convertible Preferred Stocks
  (Cost $9,784,114)                                                           8,477,712
                                                                         --------------

PREFERRED STOCKS (1.7%)
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (0.0%)++
Colorado Prime Corp. (a)(i)(j)                             1,395                     14
                                                                         --------------

MEDIA (0.5%)
Haights Cross Communications, Inc.
  16.00% (i)(j)                                           91,000              4,777,500
Paxson Communications Corp.
  14.25% (h)(i)                                              218              1,896,600
Ziff Davis Holdings, Inc.
  10.00% (e)(i)                                              674                303,300
                                                                         --------------
                                                                              6,977,400
                                                                         --------------
REAL ESTATE (1.1%)
V  Sovereign Real Estate
  Investment Corp.
  12.00% (c)                                              10,625             15,326,562
                                                                         --------------

 M-172 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                          SHARES                  VALUE
PREFERRED STOCKS (CONTINUED)
---------------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.1%)
Loral Skynet Corp.
  12.00% (c)(e)                                            8,108         $    1,518,223
Rural Cellular Corp.
  11.375% (h)                                                  1                  1,153
                                                                         --------------
                                                                              1,519,376
                                                                         --------------
TRANSPORTATION (0.0%)++
Pacific & Atlantic Holdings, Inc. (a)(i)(j)                  544                      5
                                                                         --------------
Total Preferred Stocks
  (Cost $24,650,454)                                                         23,823,357
                                                                         --------------
                                                       NUMBER OF
                                                        WARRANTS
WARRANTS (0.1%)
---------------------------------------------------------------------------------------
INTERNET (0.0%)++
Ziff Davis Holdings, Inc.
  Strike Price $0.001
  Expire 8/12/12 (c)(e)                                  123,640                 12,364
                                                                         --------------
MEDIA (0.0%)++
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(i)(j)                            86,850                    869
Haights Cross Communications, Inc.
  Strike Price $0.001
  Expire 12/10/11 (a)(e)(i)(j)                                91                      1
                                                                         --------------
                                                                                    870
                                                                         --------------
METAL FABRICATE & HARDWARE (0.1%)
ACP Holding Co.
  Strike Price $0.01
  Expire 10/7/13 (c)(e)(i)                               744,004              1,339,207
                                                                         --------------

SEMICONDUCTORS (0.0%)++
ASAT Finance LLC
  Strike Price $18.60
  Expire 11/1/06 (a)(c)(e)                                 1,530                     15
                                                                         --------------

                                                       NUMBER OF
                                                        WARRANTS                  VALUE
TELECOMMUNICATIONS (0.0%)++
UbiquiTel, Inc.
  Strike Price $22.74
  Expire 4/15/10 (c)(e)(i)                                 2,510         $           25
                                                                         --------------
Total Warrants
  (Total Cost $507,453)                                                       1,352,481
                                                                         --------------
                                                       PRINCIPAL
                                                          AMOUNT
SHORT-TERM INVESTMENTS (22.6%)
---------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.5%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (g)(l)                         $  6,582,997              6,582,997
                                                                         --------------
Total Certificate of Deposit
  (Cost $6,582,997)                                                           6,582,997
                                                                         --------------

COMMERCIAL PAPER (14.1%)
AIG Funding, Inc.
  4.13%, due 1/5/06                                   16,145,000             16,135,739
American Express Credit Corp.
  4.26%, due 1/9/06                                   15,000,000             14,984,025
CIESCO, Inc.
  4.295%, due 1/26/06 (l)                              3,329,769              3,329,769
Clipper Receivables Corp.
  4.274%, due 1/17/06 (l)                              1,828,676              1,828,676
Compass Securitization
  4.267%, due 1/5/06 (l)                               2,783,537              2,783,537
Deutsche Bank Financial LLC
  4.35%, due 1/10/06                                  19,650,000             19,626,256
General Electric Capital Corp.
  4.25%, due 1/24/06 (l)                               9,271,995              9,271,995
  4.26%, due 1/3/06                                   20,000,000             19,992,900
Goldman Sachs
  Group, Inc. (The)
  4.21%, due 1/4/06                                   10,840,000             10,834,930
  4.31%, due 1/20/06                                  15,000,000             14,964,083
Morgan Stanley
  4.43%, due 1/3/06                                   20,000,000             19,992,617
Paradigm Funding LLC
  4.276%, due 1/6/06 (l)                               2,785,673              2,785,673
Park Avenue
  Receivables Corp.
  4.266%, due 1/6/06 (l)                               4,702,140              4,702,140
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (l)                              4,666,362              4,666,362
Rabobank USA Finance Corp.
  4.28%, due 1/6/06                                   19,235,000             19,221,279
Ranger Funding LLC
  4.269%, due 1/11/06 (l)                              4,702,140              4,702,140
Toyota Motor Credit Corp.
  4.20%, due 1/3/06                                   11,225,000             11,221,071

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
UBS Finance Delaware LLC
  4.29%, due 1/3/06                                 $ 19,465,000         $   19,458,041
                                                                         --------------
Total Commercial Paper
  (Cost $200,501,233)                                                       200,501,233
                                                                         --------------
FEDERAL AGENCY (0.4%)
Federal National Mortgage Association (Discount
  Note)
  3.40%, due 1/3/06                                    6,000,000              5,998,300
                                                                         --------------
Total Federal Agency
  (Cost $5,998,300)                                                           5,998,300
                                                                         --------------
                                                          SHARES
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (l)                2,772,611              2,772,611
                                                                         --------------
Total Investment Company
  (Cost $2,772,611)                                                           2,772,611
                                                                         --------------
                                                       PRINCIPAL
                                                          AMOUNT
TIME DEPOSITS (7.4%)
---------------------------------------------------------------------------------------
Abbey National PLC
  4.29%, due 1/3/06 (l)                             $  8,463,852              8,463,852
Bank of America
  4.27%, due 1/27/06 (g)(l)                            7,523,424              7,523,424
Bank of Montreal
  4.25%, due 1/17/06 (l)                               7,523,424              7,523,424
BNP Paribas
  4.265%, due 1/26/06 (l)                             12,225,564             12,225,564
Credit Suisse First
  Boston Corp.
  4.24%, due 1/20/06 (l)                               6,206,825              6,206,825
Dexia Group
  4.265%, due 1/6/06 (l)                               7,523,424              7,523,424
Fortis Bank
  4.25%, due 1/9/06 (l)                                5,642,568              5,642,568
Halifax Bank of Scotland
  4.26%, due 1/31/06 (l)                               7,523,424              7,523,424
Rabobank Nederland
  4.25%, due 1/27/06 (l)                               6,582,996              6,582,996
Royal Bank of Scotland
  4.26%, due 1/6/06 (l)                                9,404,280              9,404,280
Societe Generale
  4.30%, due 1/30/06 (l)                               4,702,140              4,702,140
Toronto Dominion Bank
  4.30%, due 1/26/06 (l)                               4,702,140              4,702,140

                                                       PRINCIPAL
                                                          AMOUNT                  VALUE
TIME DEPOSITS (CONTINUED)
UBS AG
  4.26%, due 1/19/06 (l)                            $  9,404,280         $    9,404,280
  4.29%, due 1/12/06 (l)                               6,582,996              6,582,996
Wells Fargo & Co.
  4.34%, due 1/13/06 (l)                               1,880,856              1,880,856
                                                                         --------------
Total Time Deposits
  (Cost $105,892,193)                                                       105,892,193
                                                                         --------------
Total Short-Term Investments
  (Cost $321,747,334)                                                       321,747,334
                                                                         --------------
Total Investments
  (Cost $1,536,270,842) (o)                                107.8%         1,533,786,934(p)
Liabilities in Excess of Cash and Other Assets              (7.8)          (110,767,521)
                                                    ------------         --------------
Net Assets                                                 100.0%        $1,423,019,413
                                                    ============         ==============

++ Less than one tenth of a percent.
(a)  Fair valued security. The total market value of these
     securities at December 31, 2005 is $4,052,792, which
     reflects 0.3% of the Portfolio's net assets.
(b)  Issue in default.
(c)  May be sold to institutional investors only.
(d)  Represents security, or a portion thereof, which is out on loan.
(e)  Non-income producing security.
(f)  Issuer in bankruptcy.
(g)  Floating rate. Rate shown is the rate in effect at
     December 31, 2005.
(h)  PIK ("Payment in Kind") -- interest or dividend payment is made with additional securities.
(i)  Illiquid security.
(j)  Restricted security (see Note 6).
(k)  Yankee Bond -- dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(l)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(m)  This security has additional commitments and
     contingencies (see Note 5).
(n)  Floating Rate Loan -- generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at December 31, 2005. Floating Rate Loans are
     generally considered restrictive in that the Portfolio
     is ordinarily contractually obligated to receive consent
     from the Agent Bank and/or borrower prior to disposition
     of a Floating Rate Loan (see Note 2(J)).
(o)  The cost for federal income tax purposes is
     $1,538,269,710.
(p)  At December 31, 2005 net unrealized depreciation was
     $4,482,776, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     depreciation for all investments on which there was an
     excess of market value over cost of $60,250,071 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $64,732,847.
The following abbreviations are used in the above portfolio:
C$   -- Canadian dollar
E    -- Euro

 M-174 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $1,536,270,842) including
  $145,654,551 market value of securities
  loaned                                      $1,533,786,934
Receivables:
  Dividends and interest                          22,734,346
  Investment securities sold                      17,093,121
  Fund shares sold                                   594,994
Other assets                                          35,005
Unrealized appreciation on foreign currency
  forward contracts                                  299,053
                                              --------------
    Total assets                               1,574,543,453
                                              --------------
LIABILITIES:
Securities lending collateral                    149,318,093
Payables:
  Fund shares redeemed                             1,044,889
  Adviser                                            360,783
  Shareholder communication                          304,874
  Administrator                                      240,523
  Professional                                       120,201
  NYLIFE Distributors                                 83,272
  Custodian                                           29,204
  Due to custodian                                     6,416
  Accrued expenses                                    15,785
                                              --------------
    Total liabilities                            151,524,040
                                              --------------
Net assets                                    $1,423,019,413
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  300 million shares authorized:
  Initial Class                               $    1,066,540
  Service Class                                      418,366
Additional paid-in capital                     1,498,126,119
Accumulated undistributed net investment
  income                                          22,948,203
Accumulated net realized loss on investments     (97,356,088)
Net unrealized depreciation on investments        (2,483,908)
Net unrealized appreciation on translation
  of other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          300,181
                                              --------------
Net assets                                    $1,423,019,413
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,022,910,801
                                              ==============
Shares of capital stock outstanding              106,653,953
                                              ==============
Net asset value per share outstanding         $         9.59
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  400,108,612
                                              ==============
Shares of capital stock outstanding               41,836,598
                                              ==============
Net asset value per share outstanding         $         9.56
                                              ==============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $108,970,211
  Dividends (a)                                    2,273,975
  Income from securities loaned -- net               891,995
                                                ------------
    Total income                                 112,136,181
                                                ------------
EXPENSES:
  Advisory                                         4,287,152
  Administration                                   2,858,101
  Distribution and service -- Service Class          850,359
  Professional                                       269,659
  Shareholder communication                          134,217
  Custodian                                          106,502
  Directors                                           92,380
  Miscellaneous                                      106,119
                                                ------------
    Total expenses before reimbursement            8,704,489
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))             (1,368,599)
                                                ------------
  Net expenses                                     7,335,890
                                                ------------
Net investment income                            104,800,291
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on:
  Security transactions                           24,047,317
  Foreign currency transactions                    2,112,018
                                                ------------
Net realized gain on investments and foreign
  currency transactions                           26,159,335
                                                ------------
Net change in unrealized appreciation on:
  Security Transactions                          (91,314,074)
  Translation of other assets and liabilities
    in foreign currencies                            274,638
                                                ------------
Net change in unrealized appreciation on
  investments and foreign currency
  transactions                                   (91,039,436)
                                                ------------
Net realized and unrealized loss on
  investments and foreign currency
  transactions                                   (64,880,101)
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 39,920,190
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $3,542.

 M-176 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                        2005             2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  104,800,291   $   93,882,209
 Net realized gain on
  investment and foreign
  currency transactions           26,159,335       41,821,840
 Net change in unrealized
  appreciation
  (depreciation) on
  investments and foreign
  currency transactions          (91,039,436)      18,841,958
                              -------------------------------
 Net increase in net assets
  resulting from operations       39,920,190      154,546,007
                              -------------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                 (60,080,345)     (77,608,906)
   Service Class                 (22,813,901)     (17,767,155)
                              -------------------------------
 Total dividends to
  shareholders                   (82,894,246)     (95,376,061)
                              -------------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  63,138,174       98,801,775
   Service Class                 139,706,081      180,342,620

 Net asset value of shares issued to
  shareholders in reinvestment of dividends:
   Initial Class                  60,080,345       77,608,906
   Service Class                  22,813,901       17,767,155
                              -------------------------------
                                 285,738,501      374,520,456
 Cost of shares redeemed:
   Initial Class                (237,602,067)    (178,035,733)
   Service Class                 (25,910,877)      (6,260,880)
                              -------------------------------
                                (263,512,944)    (184,296,613)
                              -------------------------------
    Increase in net assets
     derived from capital
     share transactions           22,225,557      190,223,843
                              -------------------------------
    Net increase (decrease)
     in net assets               (20,748,499)     249,393,789

                                        2005             2004

NET ASSETS:
Beginning of year             $1,443,767,912   $1,194,374,123
                              -------------------------------
End of year                   $1,423,019,413   $1,443,767,912
                              ===============================
Accumulated undistributed
 (distributions in excess
 of) net investment income
 at end of year               $   22,948,203   $   (3,126,487)
                              ===============================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                   2005             2004         2003           2002       2001
Net asset value at beginning
  of period                     $     9.90      $     9.41   $     7.39      $   8.09    $   8.72
                                ----------      ----------   ----------      --------    --------
Net investment income                 0.73(b)         0.70         0.75(b)       0.85        1.05
Net realized and unrealized
  gain (loss) on investments         (0.46)           0.47         1.93         (0.67)      (0.64)
Net realized and unrealized
  gain (loss) on foreign
  currency                            0.02            0.02         0.01         (0.02)       0.01
                                ----------      ----------   ----------      --------    --------
Total from investment
  operations                          0.29            1.19         2.69          0.16        0.42
                                ----------      ----------   ----------      --------    --------
Less dividends:
  From net investment income         (0.60)          (0.70)       (0.67)        (0.86)      (1.05)
                                ----------      ----------   ----------      --------    --------
Net asset value at end of
  period                        $     9.59      $     9.90   $     9.41      $   7.39    $   8.09
                                ==========      ==========   ==========      ========    ========
Total investment return               2.94%(d)       12.72%       36.37%         2.05%       4.91%
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             7.39%           7.40%        8.51%        10.44%      11.61%
    Expenses                          0.45%           0.59%        0.60%         0.60%       0.58%
    Expenses (before
      reimbursement)                  0.55%           0.59%        0.60%         0.60%       0.58%
Portfolio turnover rate                 45%             39%          43%           49%         56%
Net assets at end of period
  (in 000's)                    $1,022,911      $1,167,527   $1,114,766      $696,500    $684,738

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 2.85% and 2.58% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-178 MainStay VP High Yield Corporate Bond Portfolio          The notes to the
financial statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
    --------------------------------------------
                                      JUNE 4,
                                      2003(2)
                   YEAR ENDED         THROUGH
                  DECEMBER 31,      DECEMBER 31,
      2005            2004              2003
    $   9.88        $   9.40          $  8.69
    --------        --------          -------
        0.71(b)         0.68             0.44(b)
       (0.47)           0.47             0.92
        0.02            0.02             0.00(c)
    --------        --------          -------
        0.26            1.17             1.36
    --------        --------          -------
       (0.58)          (0.69)           (0.65)
    --------        --------          -------
    $   9.56        $   9.88          $  9.40
    ========        ========          =======
        2.66%(d)       12.44%           15.66%(e)
        7.14%           7.15%            8.26%+(f)
        0.70%           0.84%            0.85%+
        0.80%           0.84%            0.85%+
          45%             39%              43%
    $400,109        $276,241          $79,608

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP INCOME & GROWTH PORTFOLIO
(FORMERLY MAINSTAY VP AMERICAN CENTURY INCOME & GROWTH PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   4.69%   2.25%     3.33%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                     10000                              10000
                                                                           10960                              11171
                                                                           12888                              13522
                                                                           11505                              12291
                                                                           10527                              10830
                                                                            8472                               8437
                                                                           10903                              10857
                                                                           12283                              12038
12/31/05                                                                   12859                              12629

       --     MainStay VP Income & Growth Portfolio    --     S&P 500 Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   4.47%   2.01%     3.08%

                                            (After Portfolio operating expenses)

                                                                MAINSTAY VP AMERICAN CENTURY
                                                                 INCOME & GROWTH PORTFOLIO                S&P 500 INDEX
                                                                ----------------------------              -------------
5/1/98                                                                     10000                              10000
                                                                           10942                              11171
                                                                           12835                              13522
                                                                           11429                              12291
                                                                           10431                              10830
                                                                            8374                               8437
                                                                           10752                              10857
                                                                           12083                              12038
12/31/05                                                                   12623                              12629

       --     MainStay VP Income & Growth Portfolio    --     S&P 500 Index

                                                               ONE    FIVE      SINCE
BENCHMARK                                                     YEAR    YEARS   INCEPTION

S&P 500(R) Index*                                             4.91%   0.54%     3.09%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 4.60% for the Initial Class and 4.40% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/13/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/12/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-180   MainStay VP Income and Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INCOME AND GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)

INITIAL CLASS                         $1,000.00         $1,044.20             $3.40             $1,021.70              $3.36
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,043.35             $4.69             $1,020.45              $4.63
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.66% for Initial Class, 0.91% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3 (B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $3.86 and $5.15 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $3.82 and $5.09 for the Initial Class and Service Class, respectively.



                                                 www.MAINSTAYfunds.com     M-181

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                     99.7
Short-Term Investments (collateral from securities lending                        12.8
  is 12.8%)
Liabilities in Excess of Cash and Other Assets                                   (12.5)

See Portfolio of Investments on page M-185 for specific holdings within these categories.
TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Bank of America Corp.
 2.  Intel Corp.
 3.  ExxonMobil Corp.
 4.  Chevron Corp.
 5.  Washington Mutual, Inc.
 6.  Johnson & Johnson
 7.  National City Corp.
 8.  PG&E Corp.
 9.  Loews Corp.
10.  Northrop Grumman Corp.

 M-182   MainStay VP Income and Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Kurt Borgwardt, John Schniedwind, and Zili Zhang of American Century
Investment Management, Inc.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States, ranked by market capitalization. American Century Investment Management, Inc., the Portfolio's subadvisor, uses quantitative management that combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically, by using a computer model to combine measures of a stock's value and measures of its growth potential. The second step is to use a technique known as portfolio optimization. Using a computer, we seek to construct a portfolio with the optimal trade-off between portfolio risk relative to a benchmark (i.e., the S&P 500(R) Index*) and expected portfolio return as measured by the stock-ranking model. The portfolio optimization seeks a dividend yield superior to that of the S&P 500(R) Index.*

Effective May 1, 2005, the Portfolio--previously known as MainStay VP American Century Income & Growth Portfolio--changed its name to MainStay VP Income & Growth Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

During the 12 months ended December 31, 2005, MainStay VP Income & Growth Portfolio returned 4.69% for Initial Class shares and 4.47% for Service Class shares. Both share classes underperformed the 6.30% return of the average Lipper* Variable Products Multi-Cap Value Portfolio over the same period. Both share classes also underperformed the 4.91% return of the S&P 500(R) Index,* the Portfolio's benchmark, for 12 months ended December 31, 2005.

WHAT FACTORS AFFECTED THE STOCK MARKET IN 2005?

Energy was the dominant theme in the stock market for the year. The price of oil surged to an all-time high, which led to investor concerns about the impact of oil and gas prices on the economy, inflation, and corporate profit margins. Short-term interest rates continued to rise, courtesy of the Federal Open Market Committee's eight 25-basis-point increases in the targeted federal funds rate in 2005. (A basis point is one-hundredth of a percentage point.) A series of devastating hurricanes also disrupted the stock market during the year.

Positive influences on the market included unexpectedly strong earnings, which were driven by sharply higher profits in the energy sector. The S&P 500(R) Index* extended its current streak of double-digit earnings growth to 14 consecutive quarters. The economy remained healthy, with real domestic product increasing 3.1% during 2005. Declining oil prices late in the year helped ease inflation concerns.

WHAT WAS THE IMPACT ON OVERALL MARKET PERFORMANCE?

Most major stock-market indices produced modest gains in 2005, their third straight year of positive performance. Although mid-capitalization stocks were the best performers, gaining more than 12% for the year, large-cap stocks outperformed their small-cap counterparts for the first time since 1998. In the large-cap segment of the market, value stocks outperformed growth for the sixth consecutive year.

Eight of the ten sectors in the S&P 500(R) Index* gained in 2005, led by energy and utilities, which were the biggest beneficiaries of higher energy prices. The only two market sectors that declined during the year were consumer discretionary and telecommunication services.

WHAT INFLUENCED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX?*

The Portfolio's tilt toward value had a slightly pos-itive impact on relative results, but stock selection was the main reason behind the Portfolio's underperformance relative to the Index. Specifically, stock selection in the consumer discretionary and energy sectors detracted from the Portfolio's relative results. The Portfolio's strongest contributors were in the materials and health care sectors.

WHICH MATERIALS HOLDINGS CONTRIBUTED THE MOST TO RELATIVE PERFORMANCE?

Metals & mining stocks were the best contributors, because prices on certain metals--including copper, palladium, and gold--reached their highest levels in decades. Copper producer Phelps Dodge was the


1. Source: Bureau of Economic Analysis, "Gross Domestic Product: Fourth Quarter 2005 (Advance)," January 27, 2006. The percentage reflects the increase from the fourth quarter of 2004 to the fourth quarter of 2005.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-183
second-strongest positive contributor to the Portfolio's performance.

WHAT ABOUT THE PORTFOLIO'S HEALTH CARE HOLDINGS?

The best performers were health care services providers. Managed health care provider CIGNA consistently exceeded earnings expectations and raised profit projections throughout 2005. Earnings advanced as the company improved profit margins and membership became more stable.

Wholesale drug distributors McKesson and AmerisourceBergen, both of which were overweighted in the Portfolio, also provided strong performance. Both companies benefited from the successful transition to a fee-for-services business model, which led to higher profit margins and strong earnings growth.

WERE THERE ANY OTHER AREAS WHERE STOCK SELECTION HAD A POSITIVE IMPACT?

The stocks we selected in the information technology sector proved favorable. Cellular phone maker Motorola posted healthy earnings growth and expanded its share of the U.S. market after introducing a number of successful new products. An overweighted position in Hewlett-Packard also helped performance. The company's new CEO cut costs and improved profitability. An underweighted position in Dell also helped, since the stock declined substantially on lower-than-expected earnings.

WHICH SECTORS DETRACTED FROM THE PORTFOLIO'S RELATIVE RESULTS?

Consumer discretionary and energy stocks weighed on performance relative to the S&P 500(R) Index.* In the consumer discretionary sector, automakers suffered the most substantial losses. The worst individual contributor in the Portfolio, by a wide margin, was Ford Motor. Ford, which the Portfolio significantly overweighted throughout the year, saw its sales decline because of high fuel prices and tough competition from foreign carmakers. As a result, the company lost market share, reported disappointing earnings, and had its credit rating lowered to below-investment-grade status. Ford is now trying to turn its business around by adjusting its product mix, restructuring operations, and cutting costs.

The Portfolio's energy stocks were concentrated in oil and gas producers, with limited exposure to oil equipment and services providers. Equipment and service stocks, however, posted better results, benefiting from a substantial increase in drilling and exploration activity. Missed opportunities included oilfield services provider Schlumberger and oil exploration company Burlington Resources, both of which had outstanding results in 2005. On the other hand, the Portfolio's top relative contributor in 2005 was Sunoco, a major oil producer.

WERE ANY SECTORS OVERWEIGHTED OR UNDERWEIGHTED RELATIVE TO THE S&P 500(R)
INDEX?*

The Portfolio focuses on individual stock selection and does not take substantial positions in market sectors. In 2005, however, the Portfolio held modestly overweighted positions relative to the S&P 500(R) Index* in the financial and materials sectors, with corresponding underweighted positions in the industrials and consumer staples sectors.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP INCOME & GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-184   MainStay VP Income and Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (99.7%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Lockheed Martin Corp.                                    2,342   $    149,022
V  Northrop Grumman Corp.                               37,132      2,232,005
                                                                 ------------
                                                                    2,381,027
                                                                 ------------
AIR FREIGHT & LOGISTICS (1.1%)
FedEx Corp.                                              2,860        295,695
United Parcel Service, Inc. Class B                     11,384        855,508
                                                                 ------------
                                                                    1,151,203
                                                                 ------------
AIRLINES (0.1%)
Southwest Airlines Co.                                   8,725        143,352
                                                                 ------------
AUTO COMPONENTS (0.4%)
Goodyear Tire & Rubber
  Co. (The) (a)(b)                                      15,066        261,847
TRW Automotive
  Holdings Corp. (a)                                     5,005        131,882
                                                                 ------------
                                                                      393,729
                                                                 ------------
AUTOMOBILES (1.8%)
Ford Motor Co. (b)                                     249,052      1,922,681
                                                                 ------------
BEVERAGES (0.0%)++
Molson Coors Brewing Co. Class B                           469         31,418
                                                                 ------------

BIOTECHNOLOGY (1.6%)
Amgen, Inc. (a)(b)                                       7,316        576,940
Applera Corp.-Applied
  BioSystems Group (b)                                  42,064      1,117,220
ViroPharma, Inc. (a)                                       607         11,260
                                                                 ------------
                                                                    1,705,420
                                                                 ------------
BUILDING PRODUCTS (0.1%)
USG Corp. (a)(b)                                         2,049        133,185
                                                                 ------------

CAPITAL MARKETS (0.8%)
American Capital
  Strategies, Ltd. (b)                                   3,535        128,002
Morgan Stanley                                           9,692        549,924
Raymond James Financial, Inc.                            5,813        218,976
                                                                 ------------
                                                                      896,902
                                                                 ------------
CHEMICALS (1.8%)
Eastman Chemical Co.                                    15,578        803,669
Lyondell Chemical Co. (b)                               44,731      1,065,492
Olin Corp.                                               3,967         78,071
                                                                 ------------
                                                                    1,947,232
                                                                 ------------


                                                        SHARES          VALUE
COMMERCIAL BANKS (10.6%)
V  Bank of America Corp. (b)                           112,918   $  5,211,166
Comerica, Inc.                                           7,752        440,004
First Horizon National Corp.                            28,580      1,098,615
V  National City Corp.                                  84,279      2,829,246
Wachovia Corp.                                          11,490        607,361
Wells Fargo & Co.                                       17,368      1,091,231
                                                                 ------------
                                                                   11,277,623
                                                                 ------------
COMMERCIAL SERVICES & SUPPLIES (0.8%)
John H. Harland Co.                                      5,434        204,318
PHH Corp. (a)                                           14,876        416,826
R.R. Donnelley & Sons Co.                                6,891        235,741
                                                                 ------------
                                                                      856,885
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.2%)
Motorola, Inc.                                          11,434        258,294
                                                                 ------------

COMPUTERS & PERIPHERALS (3.2%)
Hewlett-Packard Co.                                     51,232      1,466,772
Imation Corp.                                            3,298        151,939
International Business
  Machines Corp.                                        20,350      1,672,770
Komag, Inc. (a)(b)                                       2,499         86,615
                                                                 ------------
                                                                    3,378,096
                                                                 ------------
CONSUMER FINANCE (0.6%)
American Express Co.                                     1,230         63,296
Capital One Financial Corp.                              5,271        455,414
CompuCredit Corp. (a)                                    2,954        113,670
                                                                 ------------
                                                                      632,380
                                                                 ------------
CONTAINERS & PACKAGING (0.1%)
Silgan Holdings, Inc.                                    2,792        100,847
                                                                 ------------

DISTRIBUTORS (0.3%)
Building Materials Holding Corp. (b)                     4,025        274,545
                                                                 ------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
Citigroup, Inc.                                         22,304      1,082,413
                                                                 ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
AT&T, Inc.                                              57,329      1,403,987
Verizon Communications, Inc.                            38,160      1,149,379
                                                                 ------------
                                                                    2,553,366
                                                                 ------------

+ Percentages indicated are based on Fund net assets.
V Among the Fund's 10 largest holdings, excluding short-term investments. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
ELECTRIC UTILITIES (1.3%)
Edison International                                    12,660   $    552,103
FirstEnergy Corp.                                        6,586        322,648
Pepco Holdings, Inc.                                     7,305        163,413
Pinnacle West Capital Corp. (b)                          8,617        356,313
                                                                 ------------
                                                                    1,394,477
                                                                 ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
Arrow Electronics, Inc. (a)                             33,893      1,085,593
                                                                 ------------
ENERGY EQUIPMENT & SERVICES (0.2%)
Veritas DGC, Inc. (a)                                    7,426        263,549
                                                                 ------------

FOOD & STAPLES RETAILING (1.2%)
Longs Drug Stores Corp.                                    983         35,771
SUPERVALU, Inc.                                         38,006      1,234,435
                                                                 ------------
                                                                    1,270,206
                                                                 ------------
FOOD PRODUCTS (1.7%)
Archer-Daniels-Midland Co.                              12,328        304,009
Chiquita Brands
  International, Inc. (b)                               22,418        448,584
General Mills, Inc.                                        484         23,871
Pilgrim's Pride Corp. Class B                           25,015        829,497
Seaboard Corp.                                             120        181,320
                                                                 ------------
                                                                    1,787,281
                                                                 ------------
GAS UTILITIES (1.3%)
Nicor, Inc. (b)                                         23,753        933,730
UGI Corp.                                               20,644        425,266
                                                                 ------------
                                                                    1,358,996
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Becton, Dickinson & Co.                                 12,844        771,668
Hospira, Inc. (a)                                       18,611        796,179
                                                                 ------------
                                                                    1,567,847
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (2.1%)
AmerisourceBergen Corp. (b)                             22,274        922,144
Kindred Healthcare, Inc. (a)                             8,664        223,185
Magellan Health Services, Inc. (a)                       3,664        115,233
McKesson Corp.                                          19,394      1,000,536
                                                                 ------------
                                                                    2,261,098
                                                                 ------------
HOTELS, RESTAURANTS & LEISURE (0.9%)
Darden Restaurants, Inc.                                11,561        449,492
McDonald's Corp.                                        15,707        529,640
                                                                 ------------
                                                                      979,132
                                                                 ------------
HOUSEHOLD DURABLES (1.4%)
American Greetings Corp. Class A                           398          8,744
Black & Decker Corp. (The) (b)                           6,533        568,110
Newell Rubbermaid, Inc.                                 20,110        478,216


                                                        SHARES          VALUE
HOUSEHOLD DURABLES (CONTINUED)
Stanley Works (The)                                        633   $     30,409
Tupperware Brands Corp.                                 19,460        435,904
                                                                 ------------
                                                                    1,521,383
                                                                 ------------
HOUSEHOLD PRODUCTS (1.9%)
Kimberly-Clark Corp.                                    34,253      2,043,191
                                                                 ------------

INDUSTRIAL CONGLOMERATES (0.6%)
General Electric Co.                                     2,419         84,786
Teleflex, Inc.                                             152          9,877
Tyco International, Ltd.                                17,363        501,096
                                                                 ------------
                                                                      595,759
                                                                 ------------
INSURANCE (8.0%)
ACE, Ltd.                                               27,128      1,449,720
American Financial Group, Inc.                           1,446         55,396
Aon Corp.                                                7,761        279,008
Chubb Corp. (The)                                        3,436        335,525
Endurance Specialty Holdings, Ltd.                      17,323        621,030
Fidelity National Financial, Inc.                        8,448        310,802
Fidelity National Title Group, Inc. Class A              1,428         34,772
First American Corp.                                    32,552      1,474,606
LandAmerica Financial Group, Inc.                        6,059        378,082
V  Loews Corp.                                          28,891      2,740,311
Nationwide Financial Services, Inc. Class A              4,732        208,208
Protective Life Corp.                                    5,706        249,752
St. Paul Travelers Cos., Inc. (The)                      5,670        253,279
Zenith National Insurance Corp.                          1,935         89,242
                                                                 ------------
                                                                    8,479,733
                                                                 ------------
INTERNET SOFTWARE & SERVICES (1.7%)
EarthLink, Inc. (a)                                    114,165      1,268,373
United Online, Inc.                                     34,413        489,353
                                                                 ------------
                                                                    1,757,726
                                                                 ------------
IT SERVICES (0.5%)
Computer Sciences Corp. (a)                             11,411        577,853
                                                                 ------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.                                             3,632         73,294
                                                                 ------------

MACHINERY (1.7%)
Cummins, Inc. (b)                                       19,607      1,759,336
Navistar International Corp. (a)                         1,094         31,310
                                                                 ------------
                                                                    1,790,646
                                                                 ------------
MEDIA (3.2%)
Citadel Broadcasting Corp.                               4,030         54,163
Regal Entertainment Group Class A (b)                   17,202        327,182

 M-186 MainStay VP Income and Growth Portfolio        The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
MEDIA (CONTINUED)
Time Warner, Inc. (b)                                   83,540   $  1,456,938
Viacom, Inc. Class B                                    27,789        905,921
Walt Disney Co. (The)                                   25,537        612,122
                                                                 ------------
                                                                    3,356,326
                                                                 ------------
METALS & MINING (1.9%)
Nucor Corp. (b)                                         12,995        867,026
Phelps Dodge Corp.                                       7,257      1,044,065
Quanex Corp. (b)                                         1,428         71,357
                                                                 ------------
                                                                    1,982,448
                                                                 ------------
MULTILINE RETAIL (1.7%)
Federated Department Stores, Inc.                       27,632      1,832,831
                                                                 ------------
MULTI-UTILITIES (3.5%)
Ameren Corp.                                             2,266        116,110
NiSource, Inc.                                          39,879        831,876
V  PG&E Corp.                                           74,468      2,764,252
                                                                 ------------
                                                                    3,712,238
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (9.9%)
V  Chevron Corp.                                        53,181      3,019,085
ConocoPhillips                                          30,809      1,792,468
V  ExxonMobil Corp.                                     65,381      3,672,451
Marathon Oil Corp.                                      14,119        860,835
Sunoco, Inc. (b)                                        10,433        817,739
Valero Energy Corp.                                      7,754        400,106
                                                                 ------------
                                                                   10,562,684
                                                                 ------------
PAPER & FOREST PRODUCTS (1.0%)
Louisiana-Pacific Corp. (b)                             36,721      1,008,726
                                                                 ------------
PHARMACEUTICALS (7.6%)
Alpharma, Inc. Class A                                   5,678        161,880
V  Johnson & Johnson                                    47,780      2,871,578
King Pharmaceuticals, Inc. (a)                          44,191        747,712
Merck & Co., Inc.                                       66,394      2,111,993
Pfizer, Inc.                                            93,161      2,172,515
                                                                 ------------
                                                                    8,065,678
                                                                 ------------
REAL ESTATE (2.6%)
CBL & Associates
  Properties, Inc. (b)                                  41,100      1,623,861
Colonial Properties Trust                                9,244        388,063
Crescent Real Estate Equities Co.                        9,683        191,917
Health Care Property
  Investors, Inc.                                        2,090         53,420
iStar Financial, Inc.                                    3,605        128,518
Lexington Corporate
  Properties Trust                                       5,122        109,099


                                                        SHARES          VALUE
REAL ESTATE (CONTINUED)
Mack-Cali Realty Corp.                                   1,654   $     71,453
Trustreet Properties, Inc.                              11,960        174,855
                                                                 ------------
                                                                    2,741,186
                                                                 ------------
ROAD & RAIL (0.7%)
Burlington Northern
  Santa Fe Corp.                                         4,008        283,847
CSX Corp.                                                2,236        113,522
Norfolk Southern Corp.                                   4,107        184,117
Union Pacific Corp. (b)                                  2,622        211,097
                                                                 ------------
                                                                      792,583
                                                                 ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
V  Intel Corp.                                         163,427      4,079,138
Texas Instruments, Inc.                                  1,304         41,819
                                                                 ------------
                                                                    4,120,957
                                                                 ------------
SOFTWARE (2.0%)
Microsoft Corp.                                         81,455      2,130,048
                                                                 ------------

SPECIALTY RETAIL (1.3%)
American Eagle Outfitters, Inc.                          1,861         42,766
AutoNation, Inc. (a)                                       967         21,013
Barnes & Noble, Inc.                                    14,299        610,138
Charming Shoppes, Inc. (a)                               9,466        124,951
Payless ShoeSource, Inc. (a)                             9,091        228,184
Sonic Automotive, Inc.                                  14,294        318,470
                                                                 ------------
                                                                    1,345,522
                                                                 ------------
THRIFTS & MORTGAGE FINANCE (3.2%)
Downey Financial Corp.                                     173         11,832
Fremont General Corp.                                   16,797        390,194
V  Washington Mutual, Inc.                              69,292      3,014,202
                                                                 ------------
                                                                    3,416,228
                                                                 ------------
TOBACCO (0.4%)
Reynolds American, Inc. (b)                              4,113        392,092
                                                                 ------------

TRADING COMPANIES & DISTRIBUTORS (0.0%)++
UAP Holding Corp.                                          634         12,946
                                                                 ------------

WIRELESS TELECOMMUNICATION SERVICES (0.6%)
ALLTEL Corp.                                             3,441        217,127
Sprint Nextel Corp.                                     15,940        372,358
                                                                 ------------
                                                                      589,485
                                                                 ------------
Total Common Stocks
  (Cost $100,308,918)                                             105,990,340
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (12.8%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.6%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (c)(d)                         $  596,320   $    596,320
                                                                 ------------
Total Certificate of Deposit
  (Cost $596,320)                                                     596,320
                                                                 ------------
COMMERCIAL PAPER (2.9%)
CIESCO, Inc.
  4.295%, due 1/26/06 (c)                              301,627        301,627
Clipper Receivables Corp.
  4.274%, due 1/17/06 (c)                              165,650        165,650
Compass Securitization
  4.267%, due 1/5/06 (c)                               252,146        252,146
General Electric Capital Corp.
  4.25%, due 1/24/06 (c)                               839,902        839,902
Paradigm Funding LLC
  4.276%, due 1/6/06 (c)                               252,340        252,340
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (c)                               425,943        425,943
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (c)                              422,702        422,702
Ranger Funding
  4.269%, due 1/11/06 (c)                              425,943        425,943
                                                                 ------------
Total Commercial Paper
  (Cost $3,086,253)                                                 3,086,253
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money
  Market Fund (c)                                      251,157        251,157
                                                                 ------------
Total Investment Company
  (Cost $251,157)                                                     251,157
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (9.0%)
Abbey National PLC
  4.29%, due 1/3/06 (c)                             $  766,697        766,697
Bank of America
  4.27%, due 1/27/06 (c)(d)                            681,508        681,508
Bank of Montreal
  4.25%, due 1/17/06 (c)                               681,508        681,508
BNP Paribas
  4.265%, due 1/26/06 (c)                            1,107,451      1,107,451
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (c)                               562,244        562,244

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Dexia Group
  4.265%, due 1/6/06 (c)                            $  681,508   $    681,508
Fortis Bank
  4.25%, due 1/9/06 (c)                                511,131        511,131
Halifax Bank of Scotland
  4.26%, due 1/31/06 (c)                               681,508        681,508
Rabobank Nederland
  4.25%, due 1/27/06 (c)                               596,320        596,320
Royal Bank of Scotland
  4.26%, due 1/6/06 (c)                                851,885        851,885
Societe Generale
  4.30%, due 1/30/06 (c)                               425,943        425,943
Toronto Dominion Bank
  4.30%, due 1/26/06 (c)                               425,943        425,943
UBS AG
  4.26%, due 1/19/06 (c)                               851,885        851,885
  4.29%, due 1/12/06 (c)                               596,320        596,320
Wells Fargo & Co.
  4.34%, due 1/13/06 (c)                               170,377        170,377
                                                                 ------------
Total Time Deposits
  (Cost $9,592,228)                                                 9,592,228
                                                                 ------------
Total Short-Term Investments
  (Cost $13,525,958)                                               13,525,958
                                                                 ------------
Total Investments
  (Cost $113,834,876) (e)                                112.5%   119,516,298(f)
Liabilities in Excess of
  Cash and Other Assets                                  (12.5)   (13,232,756)
                                                    ----------   ------------
Net Assets                                               100.0%  $106,283,542
                                                    ==========   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at
     December 31, 2005.
(e)  The cost for federal income tax purposes is
     $114,941,778.
(f)  At December 31, 2005 net unrealized appreciation was
     $4,574,520, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $8,876,964 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $4,302,444.

 M-188 MainStay VP Income and Growth Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost
  $113,834,876) including $12,657,330
  market value of securities loaned             $119,516,298
Receivables:
  Dividends and interest                             232,129
  Investment securities sold                         172,792
  Fund shares sold                                    46,249
Other assets                                           1,585
                                                -------------
    Total assets                                 119,969,053
                                                -------------

LIABILITIES:
Due to custodian                                       1,751
Securities lending collateral                     13,525,958
Payables:
  Adviser                                             45,971
  Professional                                        27,477
  Shareholder communication                           21,546
  Administrator                                       18,238
  Custodian                                           12,626
  Fund shares redeemed                                 8,172
  NYLIFE Distributors                                  6,879
Accrued expenses                                      16,893
                                                -------------
    Total liabilities                             13,685,511
                                                -------------
Net assets                                      $106,283,542
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     62,164
  Service Class                                       27,443
Additional paid-in capital                        99,595,887
Accumulated undistributed net investment
  income                                             607,734
Accumulated net realized gain on investments         308,892
Net unrealized appreciation on investments         5,681,422
                                                -------------
Net assets                                      $106,283,542
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 73,786,809
                                                =============
Shares of capital stock outstanding                6,216,362
                                                =============
Net asset value per share outstanding           $      11.87
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 32,496,733
                                                =============
Shares of capital stock outstanding                2,744,279
                                                =============
Net asset value per share outstanding           $      11.84
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,618,674
  Income from securities loaned--net                   6,645
  Interest                                             5,235
                                                 -----------
    Total income                                   2,630,554
                                                 -----------
EXPENSES:
  Advisory                                           504,829
  Administration                                     202,175
  Distribution and service--Service Class             64,523
  Custodian                                           49,278
  Professional                                        46,745
  Shareholder communication                           11,153
  Directors                                            8,161
  Miscellaneous                                       23,111
                                                 -----------
    Total expenses before reimbursement              909,975
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))                (87,702)
                                                 -----------
Net expenses                                         822,273
                                                 -----------
Net investment income                              1,808,281
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments                   5,389,727
Net change in unrealized appreciation on
  investments                                     (2,450,726)
                                                 -----------
Net realized and unrealized gain on investments    2,939,001
                                                 -----------
Net increase in net assets resulting from
  operations                                     $ 4,747,282
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $883.

 M-190 MainStay VP Income and Growth Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $  1,808,281   $  1,544,025
 Net realized gain on
  investments                       5,389,727      7,591,845
 Net change in unrealized
  appreciation on investments      (2,450,726)     1,028,852
                                 ---------------------------
 Net increase in net assets
  resulting from operations         4,747,282     10,164,722
                                 ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                     (840,417)    (1,258,248)
   Service Class                     (319,127)      (279,124)
                                 ---------------------------
 Total dividends to
  shareholders                     (1,159,544)    (1,537,372)
                                 ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                    7,142,282      7,880,743
   Service Class                   14,440,851     13,725,900
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends:
   Initial Class                      840,417      1,258,248
   Service Class                      319,127        279,124
                                 ---------------------------
                                   22,742,677     23,144,015
 Cost of shares redeemed:
   Initial Class                  (13,306,594)    (9,559,375)
   Service Class                   (1,939,116)      (709,479)
                                 ---------------------------
                                  (15,245,710)   (10,268,854)
                                 ---------------------------
    Increase in net assets
     derived from capital share
     transactions                   7,496,967     12,875,161
                                 ---------------------------
    Net increase in net assets     11,084,705     21,502,511

NET ASSETS:
Beginning of year                  95,198,837     73,696,326
                                 ---------------------------
End of year                      $106,283,542   $ 95,198,837
                                 ===========================
Accumulated undistributed net
 investment income at end of
 year                            $    607,734   $         --
                                 ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS
                                ----------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                  2005       2004       2003       2002       2001
Net asset value at beginning
  of period                     $ 11.47    $ 10.35    $  8.14    $ 10.24    $ 11.28
                                -------    -------    -------    -------    -------
Net investment income              0.21(b)    0.19(c)    0.14(b)    0.10       0.08
Net realized and unrealized
  gain (loss) on investments       0.33       1.12       2.20      (2.10)     (1.04)
                                -------    -------    -------    -------    -------
Total from investment
  operations                       0.54       1.31       2.34      (2.00)     (0.96)
                                -------    -------    -------    -------    -------
Less dividends:
    From net investment income    (0.14)     (0.19)     (0.13)     (0.10)     (0.08)
                                -------    -------    -------    -------    -------
Net asset value at end of
  period                        $ 11.87    $ 11.47    $ 10.35    $  8.14    $ 10.24
                                =======    =======    =======    =======    =======
Total investment return            4.69%(d)  12.65%     28.69%    (19.52%)    (8.50%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            1.82%      1.92%(c)   1.51%      1.09%      0.81%
    Expenses                       0.75%      0.90%      0.94%      0.92%      0.88%
    Expenses (before
    reimbursement)                 0.84%      0.90%      0.94%      0.92%      0.88%
Portfolio turnover rate              77%        72%        79%        71%        61%
Net assets at end of period
  (in 000's)                    $73,787    $76,526    $69,598    $58,153    $71,000

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.05 per
     share and 0.26%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 4.60% and 4.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-192 MainStay VP Income and Growth Portfolio    The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 13,
                                          2003(A)
                                          THROUGH
       YEAR ENDED DECEMBER 31,          DECEMBER 31,
       2005              2004               2003
     $ 11.45           $ 10.34             $ 9.26
     -------           -------             ------
        0.20(b)           0.18(c)            0.07(b)
        0.31              1.11               1.14
     -------           -------             ------
        0.51              1.29               1.21
     -------           -------             ------
       (0.12)            (0.18)             (0.13)
     -------           -------             ------
     $ 11.84           $ 11.45             $10.34
     =======           =======             ======
        4.47%(d)         12.38%             13.10%(e)
        1.57%             1.67%(c)           1.26%+(f)
        1.00%             1.15%              1.19%+
        1.09%             1.15%              1.19%+
          77%               72%                79%
     $32,497           $18,673             $4,099

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   7.99%   6.25%   7.35%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
12/31/95                                                                   10000                              10000
                                                                           11054                              10605
                                                                           11626                              10793
                                                                           14313                              12952
                                                                           18328                              16444
                                                                           15018                              14114
                                                                           12911                              11088
                                                                           12342                               9320
                                                                           16044                              12917
                                                                           18827                              15532
12/31/05                                                                   20331                              17634

    ------ MainStay VP International Equity Portfolio -- MSCI EAFE Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   7.74%   5.99%   7.09%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP INTERNATIONAL
                                                                      EQUITY PORTFOLIO                   MSCI EAFE INDEX
                                                                 -------------------------               ---------------
12/31/95                                                                   10000                              10000
                                                                           11027                              10605
                                                                           11570                              10793
                                                                           14209                              12952
                                                                           18150                              16444
                                                                           14838                              14114
                                                                           12725                              11088
                                                                           12133                               9320
                                                                           15735                              12917
                                                                           18418                              15532
12/31/05                                                                   19844                              17634

    ------ MainStay VP International Equity Portfolio -- MSCI EAFE Index

                                                               ONE    FIVE     TEN
BENCHMARK                                                     YEAR    YEARS   YEARS
-----------------------------------------------------------------------------------

MSCI EAFE(R) Index*                                           13.54%  4.55%   5.84%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 7.95% for the Initial Class and 7.71% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-194   MainStay VP International Equity Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)

INITIAL CLASS                         $1,000.00         $1,085.10             $4.31             $1,020.90              $4.18
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,084.05             $5.62             $1,019.65              $5.45
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.82% for Initial Class, 1.07% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3 (B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $4.78 and $6.09 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $4.63 and $5.90 for the Initial Class and Service Class, respectively.



                                                 www.MAINSTAYfunds.com     M-195

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

(COMPOSITION PIE CHART)

Common Stocks                                                                    89.8%
Short-Term Investments (collateral from securities lending                       10.0
  is 8.5%)
Warrant                                                                           3.1%
Investment Companies                                                              2.6
Liabilities in Excess of Cash and Other Assets                                   -5.5

See Portfolio of Investments on page M-199 for specific holdings within these categories.
TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Tesco PLC
 2.  Man Group PLC
 3.  Diageo PLC+
 4.  Nestle S.A. Registered
 5.  TNT N.V.
 6.  Ryanair Holdings PLC
 7.  Reed Elsevier N.V.
 8.  UBS AG Registered+
 9.  Banco Popular Espanol S.A.
10.  Canon, Inc.+

+ Security trades on more than one exchange.

 M-196   MainStay VP International Equity Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by portfolio manager Rupal J. Bhansali of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks to generate superior risk-adjusted returns by investing in quality companies that we believe are currently undervalued. The Portfolio normally invests at least 80% of its assets in equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes established economies as well as emerging-market countries that MacKay Shields, the Portfolio's subadvisor, believes present favorable opportunities. The Portfolio's stock selection process favors large, well-established companies with stable earnings and below-average debt. As a result, the Portfolio may underperform during periods when the stock market favors the securities of small- and mid-capitalization companies. In implementing this strategy, we seek to identify investment opportunities by pursuing a bottom-up stock-selection investment discipline. Proprietary quantitative and qualitative tools are used to identify attractive companies. In-depth, original fundamental research is performed on identified companies to assess their business and investment prospects. Particular attention is paid to cash flow, return on invested capital, and management's demonstrated ability to create shareholder value. Portfolios are constructed by combining securities with low correlation. Quantitative tools are used for risk control at the portfolio level. Country allocations in the Portfolio are a result of the bottom-up stock-selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock-selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities options, and securities index options and may enter into swap agreements and futures contracts and related options.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP International Equity Portfolio returned 7.99% for Initial Class shares and 7.74% for Service Class shares. Both share classes underperformed the 14.83% return of the average Lipper* Variable Products International Core Portfolio over the same period. Both share classes underperformed the 13.54% return of the Morgan Stanley Capital International EAFE(R) Index,* the Portfolio's benchmark, for the 12 months ended December 31, 2005.

WHAT MAJOR FACTORS INFLUENCED INTERNATIONAL EQUITIES DURING 2005?

International equity markets advanced significantly during the 12-month reporting period. In the United States, the focus was on the Federal Reserve's interest-rate policy. The Federal Open Market Committee raised the targeted federal funds rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Since other major central banks kept rates steady in 2005, the Federal Reserve's gradual tightening may help explain why U.S. equities under-performed international stocks.

In Europe, economic expansion continued to near its potential. Even with high oil prices, inflation remained below expectations. As economic prospects improved and inflation fell, it seemed unlikely that the European Central Bank would take action that might slow the progress of the equity markets.

In Japan, the economic recovery continued. The recovery in business investment, in particular, gradually broadened to the nonmanufacturing sector. Meanwhile, steady growth in employment income and a firming labor market supported growth in consumption. Exports also started to pick up in the second half of 2005, led by high-tech products and autos.

WHAT WERE THE STRONGEST AND WEAKEST AREAS OF THE MARKET DURING THE REPORTING PERIOD?

Advances in the international equity market were broad-based in 2005. All sectors except telecommunication services recorded gains. Within the MSCI EAFE(R) Index,* the materials and industrials sectors were the best performers in U.S. dollar terms. Telecommunication services and consumer staples were the worst-performing sectors in 2005, although consumer staples provided positive returns in U.S. dollars.


Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-197

WHICH PORTFOLIO HOLDINGS DID PARTICULARLY WELL IN 2005?

Deutsche Boerse, a Germany-based provider of various stock-exchange services, was among the strongest contributors to the Portfolio's performance. The company approved a significant share buyback program and did not rule out a dividend payout-ratio increase. Ryanair, an Ireland-based low-cost airline that operates throughout Europe, was another strong performer. The company continued to increase business and profits while other airlines were struggling with the high cost of fuel. At a time when high fuel prices were forcing many competitors out of business, Ryanair actually flew more passengers than British Airways. Another positive contributor was Nestle, the Switzerland-based food manufacturer, whose businesses include coffee, infant formula, bottled water, and pet food. Of particular note was Nestle's lucrative bottled-water business, because bottled water has become a powerhouse in the global beverage market.

WHAT STOCKS DETRACTED FROM RESULTS IN 2005?

Enel, the largest Italian electric utility, detracted from the Portfolio's performance during 2005. The company's cash position was affected by a change in the Italian government's rules on amortization of property, plant, and equipment. Another stock that hurt performance was Kingfisher, a do-it-yourself retailer that faced profit problems in a deteriorating U.K. retail environment. Tesco, a U.K. retailing giant, declined when the market responded negatively to the actions of Asda, a competitor owned by Wal-Mart.

WERE THERE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?

We added Roche Holdings, a Switzerland-based pharmaceutical company, to the Portfolio in 2005. The company strengthened its growth prospects with increased penetration in the oncology field. Roche also enjoys a solid product pipeline that many analysts appear to have ignored in their forecasts. During the year, we also initiated a Portfolio position in Denso, an auto parts manufacturer based in Japan. Although we have concerns about projected auto sales, we feel that as the main supplier to Toyota, Denso may benefit. Toyota is one of the few automakers that has gained market share globally. We also added to several of the Portfolio's energy positions, including BP and Total, because earnings expectations have not kept up with the rising price of oil.

We eliminated the Portfolio's position in Euronext, a pan-European stock exchange that resulted from the merger of exchanges in Paris, Brussels, Amsterdam, and Lisbon. After the consolidation of the exchanges, speculation took hold and we felt that the stock had surpassed its fair value. The Portfolio took profits in Porsche, an automaker known for its premium sports cars and new Cayenne SUV. We decided to sell the stock after we learned that the company's management had decided to acquire a 20% stake in Volkswagen. We believed that Volkswagen's business model was not up to par and that shareholders would be better served if the money was returned to them or invested in Porsche's own high-return business.

HOW WAS THE PORTFOLIO POSITIONED RELATIVE TO THE BENCHMARK AS OF DECEMBER 31, 2005?

The Portfolio and its benchmark were invested primarily in stocks of developed markets. The Portfolio tends to have limited exposure to emerging markets. We continued to focus on fundamental analysis of individual businesses rather than on market perceptions. At the end of December 2005, the Portfolio was overweighted in diversified financials and higher-dividend-yielding sectors, such as consumer staples and utilities. The Portfolio was also slightly overweighted in health care. At the same time, the Portfolio was underweighted in telecommunication services, industrials, and materials. The Portfolio held a market-weighted position in information technology.

During 2005, the Portfolio's holdings in diversified financials and health care provided the biggest contribution to absolute performance. The Portfolio's utility holdings detracted from absolute performance.

WHERE HAVE YOU RECENTLY FOUND THE MOST COMPELLING OPPORTUNITIES?

We have found promising opportunities in Europe and Asian nations outside Japan. Since we find Japanese companies less compelling, the Portfolio has been underweighted relative to the Index in Japan. We continue, however, to search the Japanese market for businesses that meet all of our ownership criteria.

The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-198   MainStay VP International Equity Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (89.8%)+
-----------------------------------------------------------------------------
AUSTRALIA (0.6%)
Australian Gas Light Co., Ltd. (multi-utilities)      149,403    $  1,882,775
                                                                 ------------

BELGIUM (0.6%)
Belgacom S.A. (diversified telecommunication
  services)                                            25,000         815,411
UCB S.A. (pharmaceuticals)                             21,500       1,010,009
                                                                 ------------
                                                                    1,825,420
                                                                 ------------
CANADA (3.2%)
Bank of Montreal (commercial banks) (a)                26,700       1,492,967
Loblaw Cos., Ltd. (food & staples retailing)          179,700       8,714,086
                                                                 ------------
                                                                   10,207,053
                                                                 ------------
DENMARK (0.3%)
Danske Bank A/S (commercial banks)                     30,945       1,090,097
                                                                 ------------

FINLAND (0.9%)
Nokian Renkaat Oyj (auto components)                  238,750       3,010,288
                                                                 ------------

FRANCE (6.4%)
Air Liquide S.A. (chemicals) (a)                       20,650       3,972,724
BNP Paribas S.A. (commercial banks)                    98,794       7,994,367
M6-Metropole Television (media)                        27,409         759,319
Sanofi-Aventis, ADR (pharmaceuticals) (b)              25,000       1,097,500
Societe Generale (commercial banks)                     3,700         455,127
Total S.A. Class B (oil, gas & consumable fuels)       25,750       6,469,007
                                                                 ------------
                                                                   20,748,044
                                                                 ------------
GERMANY (8.6%)
Altana AG (pharmaceuticals)                            14,300         778,769
Bayerische Motoren Werke AG (automobiles)             205,329       9,006,448
Beiersdorf AG (personal products)                       7,000         861,879
Deutsche Boerse AG (diversified financial
  services)                                            54,830       5,618,890
Hannover Rueckversicherung AG (insurance) (a)         207,843       7,364,735
Henkel KGaA (household products)                        7,000         704,421
Muenchener Rueckversicherungs--Gesellschaft AG
  Registered (insurance)                               17,926       2,427,440


                                                        SHARES          VALUE
GERMANY (CONTINUED)
Siemens AG (industrial conglomerates)                  13,300    $  1,140,001
                                                                 ------------
                                                                   27,902,583
                                                                 ------------
HONG KONG (1.5%)
HongKong Electric Holdings, Ltd. (electric
  utilities)                                        1,001,500       4,959,935
                                                                 ------------

IRELAND (1.9%)
Bank of Ireland (commercial banks)                    400,320       6,303,387
                                                                 ------------

ITALY (9.6%)
Assicurazioni Generali S.p.A. (insurance) (a)          50,300       1,757,921
Banco Popolare di Verona e Novara Scrl (commercial
  banks)                                              210,100       4,250,922
Enel S.p.A. (electric utilities) (a)                  746,150       5,861,140
ENI S.p.A. (oil, gas & consumable fuels) (a)          166,700       4,624,054
ENI S.p.A., Sponsored ADR (oil, gas & consumable
  fuels) (b)                                            4,500         627,570
Mediaset S.p.A. (media)                               582,600       6,173,174
Snam Rete Gas S.p.A. (gas utilities) (a)            1,715,065       7,050,791
Terna S.p.A. (construction & engineering)             319,200         787,923
                                                                 ------------
                                                                   31,133,495
                                                                 ------------
JAPAN (8.9%)
Acom Co., Ltd. (consumer finance)                      24,800       1,593,963
V  Canon, Inc. (office electronics)                   121,800       7,126,129
V  Canon, Inc., Sponsored ADR (office electronics)
  (b)                                                  42,411       2,495,039
Credit Saison Co., Ltd. (consumer finance)              8,100         404,536
OBIC Co., Ltd. (IT services)                           23,450       5,165,820
RICOH Co., Ltd. (office electronics)                  180,700       3,163,993
Takeda Pharmaceutical Co., Ltd. (pharmaceuticals)     168,300       9,104,625
                                                                 ------------
                                                                   29,054,105
                                                                 ------------
NETHERLANDS (6.2%)
V  Reed Elsevier N.V. (media)                         722,655      10,095,505
V  TNT N.V. (air freight & logistics)                 324,642      10,146,673
                                                                 ------------
                                                                   20,242,178
                                                                 ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  One of the ten largest holdings may be a security traded on more than one exchange. May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
RUSSIA (0.1%)
Pyaterochka Holding N.V., GDR (food & staples
  retailing) (c)(d)                                    21,400    $    309,230
                                                                 ------------

SINGAPORE (0.5%)
DBS Group Holdings, Ltd. (commercial banks)           163,000       1,617,598
                                                                 ------------

SPAIN (4.5%)
V  Banco Popular Espanol S.A. (commercial banks)      793,430       9,675,220
Gestevision Telecinco S.A. (media) (c)                 11,500         290,269
Iberdrola S.A. (electric utilities)                    84,290       2,304,173
Telefonica S.A. (diversified telecommunication
  services)                                           150,392       2,263,004
                                                                 ------------
                                                                   14,532,666
                                                                 ------------
SWEDEN (0.9%)
Hennes & Mauritz AB Class B (specialty retail)         61,100       2,076,531
Svenska Handelsbanken Class A (commercial banks)       35,600         882,774
                                                                 ------------
                                                                    2,959,305
                                                                 ------------
SWITZERLAND (13.4%)
Adecco S.A. (commercial services & supplies)           18,128         836,008
V  Nestle S.A. Registered (food products)              38,221      11,430,960
Novartis AG Registered (pharmaceuticals)               62,180       3,267,402
Novartis AG, ADR (pharmaceuticals) (a)(b)              77,800       4,082,944
Roche Holding AG Genusscheine (pharmaceuticals)        36,300       5,450,318
Serono S.A. Class B (biotechnology)                     2,163       1,723,421
Swiss Reinsurance (insurance)                          94,700       6,932,872
V  UBS AG Registered (capital markets)                 75,763       7,212,778
V  UBS AG Registered (capital markets) (e)             26,234       2,496,165
                                                                 ------------
                                                                   43,432,868
                                                                 ------------
UNITED KINGDOM (21.2%)
Admiral Group PLC (insurance)                         110,500         865,024
BP PLC, Sponsored ADR (oil, gas & consumable
  fuels) (b)                                           74,100       4,758,702
Cadbury Schweppes PLC, ADR (food products) (b)         28,000       1,072,120


                                                        SHARES          VALUE
UNITED KINGDOM (CONTINUED)
V  Diageo PLC (beverages)                             660,729    $  9,577,407
V  Diageo PLC, Sponsored ADR (beverages) (b)           34,050       1,985,115
GlaxoSmithKline PLC, ADR (pharmaceuticals) (a)(b)      77,400       3,907,152
HSBC Holdings PLC, Sponsored ADR (commercial
  banks) (a)(b)                                        27,700       2,229,019
Lloyds TSB Group PLC (commercial banks)               623,757       5,242,455
Lloyds TSB Group PLC, Sponsored ADR (commercial
  banks) (a)(b)                                         7,365         248,937
V  Man Group PLC (capital markets)                    353,000      11,600,127
Provident Financial PLC (consumer finance)            246,285       2,319,940
Royal Bank of Scotland Group PLC (commercial
  banks)                                               80,000       2,415,582
Scottish & Southern Energy PLC (electric
  utilities)                                          171,260       2,987,780
Smith & Nephew PLC (health care equipment &
  supplies)                                           229,894       2,118,077
V  Tesco PLC (food & staples retailing)             2,635,899      15,033,738
Vodafone Group PLC, Sponsored ADR (wireless
  telecommunication services) (b)                     120,400       2,584,988
                                                                 ------------
                                                                   68,946,163
                                                                 ------------
UNITED STATES (0.5%)
AFLAC, Inc. (insurance)                                34,800       1,615,416
                                                                 ------------
Total Common Stocks
  (Cost $256,916,331)                                             291,772,606
                                                                 ------------

INVESTMENT COMPANIES (2.6%)
-----------------------------------------------------------------------------
UNITED STATES (2.6%)
iShares MSCI EAFE Index Fund (capital markets)
  (f)(g)                                               27,500       1,634,325
iShares MSCI Pacific ex-Japan Index Fund (capital
  markets) (a)(f)                                       3,800         374,832
iShares MSCI United Kingdom Index Fund (capital
  markets) (a)(f)                                     174,900       3,249,642

iShares S&P Europe 350 Index Fund (capital
  markets) (a)(f)                                      40,200    $  3,250,572
                                                                 ------------
Total Investment Companies
  (Cost $8,271,378)                                                 8,509,371
                                                                 ------------

 M-200 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NUMBER OF
                                                      WARRANTS          VALUE

WARRANT (3.1%)
-----------------------------------------------------------------------------
IRELAND (3.1%)
V  Ryanair Holdings PLC Strike Price E0.0000001
  Expire 3/21/08 (airlines) (c)(h)(i)               1,009,790    $ 10,123,413
                                                                 ------------
Total Warrant
  (Total Cost $6,424,108)                                          10,123,413
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT

SHORT-TERM INVESTMENTS (10.0%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.4%)
UNITED STATES (0.4%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06
  (capital markets) (j)(k)                          $1,222,146      1,222,146
                                                                 ------------
Total Certificate of Deposit
  (Cost $1,222,146)                                                 1,222,146
                                                                 ------------
COMMERCIAL PAPER (2.1%)
UNITED STATES (2.1%)
CIESCO, Inc.
  4.295%, due 1/26/06
  (capital markets) (j)                               618,178         618,178
Clipper Receivables Corp.
  4.274%, due 1/17/06
  (capital markets) (j)                               339,497         339,497
Compass Securitization
  4.267%, due 1/5/06
  (capital markets) (j)                               516,769         516,769
General Electric Capital Corp.
  4.25%, due 1/24/06
  (capital markets) (j)                             1,721,363       1,721,363
Paradigm Funding LLC
  4.276%, due 1/6/06
  (capital markets) (j)                               517,165         517,165
Park Avenue Receivables Corp.
  4.266%, due 1/6/06
  (capital markets) (j)                               872,961         872,961
Prefco Enterprises, Inc.
  4.296%, due 1/10/06
  (capital markets) (j)                               866,319         866,319
Ranger Funding
  4.269%, due 1/11/06
  (capital markets) (j)                               872,961         872,961
Toyota Motor Credit Corp.
  4.20%, due 1/3/06
  (capital markets)                                   400,000         399,860
                                                                 ------------
Total Commercial Paper
  (Cost $6,725,073)                                                 6,725,073
                                                                 ------------

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
FEDERAL AGENCIES (1.3%)
UNITED STATES (1.3%)
Federal National Mortgage Association (Discount
  Notes)
  3.35%, due 1/3/06
  (U.S. federal agencies)                           $3,700,000   $  3,698,967
  4.13%, due 1/11/06
  (U.S. federal agencies)                             500,000         499,369
                                                                 ------------
Total Federal Agencies
  (Cost $4,198,336)                                                 4,198,336
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.2%)
UNITED STATES (0.2%)
BGI Institutional Money Market Fund (capital
  markets) (j)                                        514,740         514,740
                                                                 ------------
Total Investment Company
  (Cost $514,740)                                                     514,740
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (6.0%)
UNITED STATES (6.0%)
Abbey National PLC
  4.29%, due 1/3/06
  (capital markets) (j)                             $1,571,330      1,571,330
Bank of America
  4.27%, due 1/27/06
  (capital markets) (j)(k)                          1,396,738       1,396,738
Bank of Montreal
  4.25%, due 1/17/06
  (capital markets) (j)                             1,396,738       1,396,738
BNP Paribas
  4.265%, due 1/26/06
  (capital markets) (j)                             2,269,699       2,269,699
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06
  (capital markets) (j)                             1,152,309       1,152,309
Dexia Group
  4.265%, due 1/6/06
  (capital markets) (j)                             1,396,738       1,396,738
Fortis Bank
  4.25%, due 1/9/06
  (capital markets) (j)                             1,047,553       1,047,553
Halifax Bank of Scotland
  4.26%, due 1/31/06
  (capital markets) (j)                             $1,396,738   $  1,396,738
Rabobank Nederland
  4.25%, due 1/27/06
  (capital markets) (j)                             1,222,146       1,222,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
Royal Bank of Scotland
  4.26%, due 1/6/06
  (capital markets) (j)                             $1,745,922   $  1,745,922
Societe Generale
  4.30%, due 1/30/06
  (capital markets) (j)                               872,961         872,961
Toronto Dominion Bank
  4.30%, due 1/26/06
  (capital markets) (j)                               872,961         872,961
UBS AG
  4.26%, due 1/19/06
  (capital markets) (j)                             1,745,922       1,745,922
  4.29%, due 1/12/06
  (capital markets) (j)                             1,222,146       1,222,146
Wells Fargo & Co.
  4.34%, due 1/13/06
  (capital markets) (j)                               349,184         349,184
                                                                 ------------
Total Time Deposits
  (Cost $19,659,085)                                               19,659,085
                                                                 ------------
Total Short-Term Investments
  (Cost $32,319,380)                                               32,319,380
                                                                 ------------
Total Investments
  (Cost $303,931,197) (l)                               105.5%    342,724,770(m)
Liabilities in Excess of Cash and Other Assets           (5.5)    (17,756,054)
                                                    ----------   ------------
Net Assets                                              100.0%   $324,968,716
                                                    ==========   ============

(a) Represents security, or a portion thereof, which is out on loan.
(b)  ADR--American Depositary Receipt.
(c)  Non-income producing security.
(d)  GDR--Global Depositary Receipt.
(e)  Security primarily trades on New York Stock Exchange.
(f) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(g)  The Morgan Stanley Capital International Europe,
     Australasia, and Far East Index (MSCI EAFE) is an unmanaged index that is considered to be representative of the international stock market.
(h)  May be sold to institutional investors only.
(i) The following abbreviation is used in the above portfolio: E--Euro.
(j) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(k) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(l) The cost for federal income tax purposes is $304,168,868.
(m) At December 31, 2005 net unrealized appreciation for securities was $38,555,902, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $42,773,997 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,218,095.


 M-202 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

INDUSTRY DIVERSIFICATION


                                                           VALUE     PERCENT+
Air Freight & Logistics                             $ 10,146,673          3.1%
Airlines                                              10,123,413          3.1
Auto Components                                        3,010,288          0.9
Automobiles                                            9,006,448          2.8
Beverages                                             11,562,522          3.6
Biotechnology                                          1,723,421          0.5
Capital Markets                                       57,939,485         17.9
Chemicals                                              3,972,724          1.2
Commercial Banks                                      43,898,452         13.5
Commercial Services & Supplies                           836,008          0.3
Construction & Engineering                               787,923          0.2
Consumer Finance                                       4,318,439          1.3
Diversified Financial Services                         5,618,890          1.7
Diversified Telecommunication Services                 3,078,415          0.9
Electric Utilities                                    16,113,028          5.0
Food & Staples Retailing                              24,057,054          7.4
Food Products                                         12,503,080          3.8
Gas Utilities                                          7,050,791          2.2
Health Care Equipment & Supplies                       2,118,077          0.7
Household Products                                       704,421          0.2
Industrial Conglomerates                               1,140,001          0.4
Insurance                                             20,963,408          6.5
IT Services                                            5,165,820          1.6
Media                                                 17,318,267          5.3
Multi-Utilities                                        1,882,775          0.6
Office Electronics                                    12,785,161          3.9
Oil, Gas & Consumable Fuels                           16,479,333          5.1
Personal Products                                        861,879          0.3
Pharmaceuticals                                       28,698,719          8.8
Specialty Retail                                       2,076,531          0.6
U.S. Federal Agencies                                  4,198,336          1.3
Wireless Telecommunication Services                    2,584,988          0.8
                                                    ------------   ----------
                                                     342,724,770        105.5
Liabilities in Excess of Cash and Other Assets       (17,756,054)        (5.5)
                                                    ------------   ----------
Net Assets                                          $324,968,716        100.0%
                                                    ============   ==========

+    Percentages indicated are based on Portfolio net assets.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $303,931,197) including
  $26,368,173 market value of securities
  loaned                                        $342,724,770
Cash denominated in foreign currencies
  (cost $13,892,611)                              13,733,349
Cash                                                   2,478
Receivables:
  Investment securities sold                       1,702,139
  Dividends and interest                             746,274
  Fund shares sold                                   357,379
Other assets                                           6,293
Unrealized appreciation on foreign currency
  forward contracts                                  343,235
                                                -------------
    Total assets                                 359,615,917
                                                -------------
LIABILITIES:
Securities lending collateral                     27,721,184
Payables:
  Investment securities purchased                  6,315,478
  Fund shares redeemed                               183,080
  Adviser                                            162,988
  Shareholder communication                           58,617
  Administrator                                       54,330
  Custodian                                           52,230
  NYLIFE Distributors                                 21,512
  Professional                                        36,377
Accrued expenses                                      16,237
Unrealized depreciation on foreign currency
  forward contracts                                   25,168
                                                -------------
    Total liabilities                             34,647,201
                                                -------------
Net assets                                      $324,968,716
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    152,754
  Service Class                                       73,247
Additional paid-in capital                       280,377,320
Accumulated undistributed net investment
  income                                             389,130
Accumulated net realized gain on investments       5,027,039
Net unrealized appreciation on investments        38,793,573
Net unrealized appreciation on translation of
  other assets and liabilities in foreign
  currencies and foreign currency forward
  contracts                                          155,653
                                                -------------
Net assets                                      $324,968,716
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $219,867,216
                                                =============
Shares of capital stock outstanding               15,275,418
                                                =============
Net asset value per share outstanding           $      14.39
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $105,101,500
                                                =============
Shares of capital stock outstanding                7,324,656
                                                =============
Net asset value per share outstanding           $      14.35
                                                =============

 M-204 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 8,801,672
  Income from securities loaned--net                 319,469
  Interest                                           179,055
                                                 ------------
    Total income                                   9,300,196
                                                 ------------
EXPENSES:
  Advisory                                         1,642,214
  Administration                                     547,405
  Distribution and service--Service Class            188,586
  Custodian                                          149,479
  Professional                                        69,206
  Shareholder communication                           36,535
  Directors                                           18,463
  Miscellaneous                                       36,167
                                                 ------------
    Total expenses before reimbursement            2,688,055
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))               (130,176)
                                                 ------------
Net expenses                                        2,557,879
                                                 ------------
Net investment income                              6,742,317
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
  Security transactions                           17,555,261
  Foreign currency transactions                   (2,057,676)
                                                 ------------
Net realized gain on investments and foreign
  currency transactions                           15,497,585
                                                 ------------
Net change in unrealized appreciation on:
  Security transactions                              927,669
  Translation of other assets and liabilities
    in foreign currencies and foreign currency
    forward contracts                               (660,271)
                                                 ------------
Net change in unrealized appreciation on
  investments and foreign currency transactions      267,398
                                                 ------------
Net realized and unrealized gain on investments
  and foreign currency transactions               15,764,983
                                                 ------------
Net increase in net assets resulting from
  operations                                     $22,507,300
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $939,919.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $  6,742,317   $  2,204,341
 Net realized gain on
  investments and foreign
  currency transactions            15,497,585      7,724,128
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                --         25,426
 Net change in unrealized
  appreciation on investments
  and foreign currency
  transactions                        267,398     20,281,722
                                 ---------------------------
 Net increase in net assets
  resulting from operations        22,507,300     30,235,617
                                 ---------------------------

Dividends and distributions to shareholders:
 From net investment income:
   Initial Class                   (3,527,827)    (1,508,650)
   Service Class                   (1,533,660)      (376,282)
 From net realized gain on
  investments:
   Initial Class                   (8,733,003)            --
   Service Class                   (4,162,714)            --
                                 ---------------------------
 Total dividends and
  distributions to shareholders   (17,957,204)    (1,884,932)
                                 ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                   43,472,142     69,316,225
   Service Class                   49,732,470     36,772,185
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends and
  distributions:
   Initial Class                   12,260,830      1,508,650
   Service Class                    5,696,374        376,282
                                 ---------------------------
                                  111,161,816    107,973,342

                                         2005           2004

 Cost of shares redeemed:
   Initial Class                 $(14,739,510)  $(14,015,340)
   Service Class                   (2,583,415)      (629,272)
                                 ---------------------------
                                  (17,322,925)   (14,644,612)
                                 ---------------------------
    Increase in net assets
     derived from capital share
     transactions                  93,838,891     93,328,730
                                 ---------------------------
    Net increase in net assets     98,388,987    121,679,415

NET ASSETS:
Beginning of year                 226,579,729    104,900,314
                                 ---------------------------
End of year                      $324,968,716   $226,579,729
                                 ===========================
Accumulated undistributed net
 investment income at end of
 year                            $    389,130   $    765,976
                                 ===========================

 M-206 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-207

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                   INITIAL CLASS
                                ----------------------------------------------------
                                              YEAR ENDED DECEMBER 31,
                                  2005       2004       2003       2002       2001
Net asset value at beginning
  of period                     $  14.11   $  12.13   $  9.48    $ 10.06    $ 11.90
                                --------   --------   -------    -------    -------
Net investment income               0.36(b)    0.19(b)   0.17(b)    0.11       0.11(b)
Net realized and unrealized
  gain (loss) on investments        0.90       1.84      2.61      (0.63)     (1.78)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.13)      0.07      0.06       0.08      (0.00)(c)
                                --------   --------   -------    -------    -------
Total from investment
  operations                        1.13       2.10      2.84      (0.44)     (1.67)
                                --------   --------   -------    -------    -------
Less dividends and
  distributions:
  From net investment income       (0.24)     (0.12)    (0.19)     (0.14)     (0.14)
  From net realized gain on
    investments                    (0.61)        --        --         --      (0.03)
                                --------   --------   -------    -------    -------
Total dividends and
  distributions                    (0.85)     (0.12)    (0.19)     (0.14)     (0.17)
                                --------   --------   -------    -------    -------
Net asset value at end of
  period                        $  14.39   $  14.11   $ 12.13    $  9.48    $ 10.06
                                ========   ========   =======    =======    =======
Total investment return             7.99%(f)  17.34%    30.00%     (4.41%)   (14.02%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income           2.52%      1.53%     1.67%      1.06%      1.04%
    Expenses                        0.87%      0.99%     1.07%      1.11%      1.12%
    Expenses (before
      reimbursement)                0.91%      0.99%     1.07%      1.11%      1.12%
Portfolio turnover rate               54%        49%      105%       102%       130%
Net assets at end of period
  (in 000's)                    $219,867   $175,172   $95,754    $61,763    $55,515

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 7.95% and 7.71% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
+    Annualized.

 M-208 MainStay VP International Equity Portfolio     The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                 SERVICE CLASS
-----------------------------------------------
                                     JUNE 5,
                                     2003(A)
           YEAR ENDED                THROUGH
          DECEMBER 31,             DECEMBER 31,
      2005            2004             2003
    $  14.08         $ 12.12          $10.40
    --------         -------          ------
        0.33(b)         0.15(b)         0.00(b)(c)
        0.90            1.84            1.85
       (0.13)           0.07            0.06
    --------         -------          ------
        1.10            2.06            1.91
    --------         -------          ------
       (0.22)          (0.10)          (0.19)
       (0.61)             --              --
    --------         -------          ------
       (0.83)          (0.10)          (0.19)
    --------         -------          ------
    $  14.35         $ 14.08          $12.12
    ========         =======          ======
        7.74%(f)       17.05%          18.31%(d)
        2.27%           1.28%           1.42%+(e)
        1.12%           1.24%           1.32%+
        1.16%           1.24%           1.32%+
          54%             49%            105%
    $105,102         $51,408          $9,146

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP LARGE CAP GROWTH PORTFOLIO

(FORMERLY MAINSTAY VP GROWTH PORTFOLIO)

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   4.35%   -4.80%    4.22%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP LARGE CAP                                    RUSSELL 1000 GROWTH
                                                    GROWTH PORTFOLIO              S&P 500 INDEX                   INDEX
                                                  ---------------------           -------------            -------------------
5/1/98                                                    10000                       10000                       10000
                                                          11785                       11171                       11881
                                                          19504                       13522                       15821
                                                          17561                       12291                       12273
                                                          14653                       10830                        9766
                                                          10520                        8437                        7043
                                                          13471                       10857                        9138
                                                          13158                       12038                        9714
12/31/05                                                  13731                       12629                       10225

      -------- MainStay VP Large Cap Growth Portfolio -- S&P 500 Index

      -------- Russell 1000 Growth Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE      SINCE
TOTAL RETURNS              YEAR(1)   YEARS   INCEPTION
------------------------------------------------------
After Portfolio operating
  expenses                   4.10%   -5.04%    3.95%

                                            (After Portfolio operating expenses)

                                                  MAINSTAY VP LARGE CAP                                    RUSSELL 1000 GROWTH
                                                    GROWTH PORTFOLIO              S&P 500 INDEX                   INDEX
                                                  ---------------------           -------------            -------------------
5/1/98                                                    10000                       10000                       10000
                                                          11765                       11171                       11881
                                                          19416                       13522                       15821
                                                          17426                       12291                       12273
                                                          14504                       10830                        9766
                                                          10387                        8437                        7043
                                                          13269                       10857                        9138
                                                          12928                       12038                        9714
12/31/05                                                  13459                       12629                       10225

      -------- MainStay VP Large Cap Growth Portfolio -- S&P 500 Index

      -------- Russell 1000 Growth Index

                                                              ONE    FIVE      SINCE
BENCHMARKS                                                    YEAR   YEARS   INCEPTION

Russell 1000(R) Growth Index*                                 5.26% -3.58%     0.29%
S&P 500(R) Index*                                             4.91   0.54      3.09

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 4.20% for the Initial Class and 3.98% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/6/03, includes the historical performance of the Initial Class shares from inception (5/1/98) through 6/5/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-210   MainStay VP Large Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP LARGE CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)


INITIAL CLASS                         $1,000.00         $1,095.90             $3.38             $1,021.80              $3.26
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,094.75             $4.70             $1,020.55              $4.53
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.64% for Initial Class, 0.89% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $4.17 and $5.49 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $4.02 and $5.29 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-211

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            97.5%
Short-Term Investments (collateral from securities lending
  is 6.5%)                                                                6.5
Liabilities in Excess of Cash and Other Assets                           -4.0

See Portfolio of Investments on page M-215 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  UnitedHealth Group, Inc.
 2.  General Electric Co.
 3.  Google, Inc. Class A
 4.  Caremark Rx, Inc.
 5.  QUALCOMM, Inc.
 6.  Procter & Gamble Co. (The)
 7.  Microsoft Corp.
 8.  SLM Corp.
 9.  Fisher Scientific International, Inc.
10.  Goldman Sachs Group, Inc. (The)

 M-212   MainStay VP Large Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Clark J. Winslow, Justin H. Kelly, and
R. Bart Wear of Winslow Capital Management Inc.

On August 15, 2005, Winslow Capital Management Inc. replaced Eagle Asset Management Inc. as the Portfolio's subadvisor. Effective November 11, 2005, the Portfolio's principal investment strategy was modified to indicate an investment emphasis in large-capitalization securities. As a result, the Portfolio-- formerly MainStay VP Growth Portfolio--changed its name to MainStay VP Large Cap Growth Portfolio.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in large-cap equity securities and invests primarily in U.S. common stocks. These are securities of companies having a market capitalization in excess of $4.0 billion at the time of purchase. In implementing this strategy, the Portfolio invests in common stocks that we believe have sufficient long-term growth potential to offer above-average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase: expected earnings-per-share growth greater than the average of the S&P 500(R) Index* or expected revenue growth greater than the average of the S&P 500(R) Index* or relatively high return on equity. Securities that satisfy these quantitative criteria are subjected to extensive fundamental analysis that focuses primarily on the sustainability of the company's competitive advantage, the strength of its management team, and the company's ability to improve its market share and thereby drive earnings growth.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Large Cap Growth Portfolio returned 4.35% for Initial Class shares and 4.10% for Service Class shares. Both share classes underperformed the 5.77% return of the average Lipper* Variable Products Large-Cap Core Portfolio over the same period. Both share classes also underperformed the 5.26% return of the Russell 1000(R) Growth Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

Since Winslow Capital Management became the subadvisor of the Portfolio beginning on August 15, 2005, the remainder of the Portfolio Management Discussion and Analysis focuses on events from August 15 through December 31, 2005. For the period August 15, 2005, to December 31, 2005, MainStay VP Large Cap Growth Portfolio returned 5.22% for Initial Class shares and 5.14% for Service Class shares. Over the same period, both share classes outperformed the 2.79% return of the Russell 1000(R) Growth Index.*

WHAT FACTORS AFFECTED THE EQUITY MARKET DURING 2005?

The significant spike upward in oil and natural gas prices, driven in part by hurricanes Katrina and Rita, raised inflation concerns and the possibility that the Federal Reserve might accelerate its increases in the federal funds target rate. Other risks to consumer spending also weighed on the market. After rising in September, the Russell 1000(R) Growth Index* declined in October. When the fears eased in November, the market rebounded to help provide a positive total return from August 15 through December 31, 2005. The Portfolio solidly outperformed its primary benchmark during the period the Portfolio was managed by Winslow Capital Management.

WHICH PORTFOLIO HOLDINGS HAD THE HIGHEST TOTAL RETURN FROM AUGUST 15 THROUGH DECEMBER 31, 2005?

From a total-return perspective, there were several strong performers. Apple Computer advanced on product sales that beat expectations. Google enjoyed sharp gains in online advertising that led to positive earnings revisions. America Movil, a wireless communications services provider in Latin America, saw excellent sales and improving margins. Fastenal, an industrial- and construction-supply company, gained market share, which led to higher-than-expected earnings. Monsanto, a leader in agricultural products, benefited from positive response to its biotech seed lines and strong new product flow.

From an impact perspective, which takes total returns and weightings into account, the greatest


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-213
positive contributors to the Portfolio's performance were Google, America Movil, UnitedHealth Group, XTO Energy, Fastenal, and Caremark Rx.

UnitedHealth Group benefited from favorable acquisitions and strong cost controls that led to positive earnings revisions. XTO Energy benefited from high energy prices and from solid growth in natural gas reserves and production. Caremark Rx shifted its mix to higher-margin operations such as drug delivery by mail. The change resulted in strong earnings growth.

WHICH PORTFOLIO HOLDINGS DETRACTED FROM PERFORMANCE?

Several stocks in the Portfolio saw meaningful price declines from August 15 through December 31, 2005. Kinetic Concepts, a medical technology company, fell when a surprise product recoding by the federal government hurt the company's competitive position. We sold the stock. Bed Bath & Beyond met quarterly earnings expectations, but we sold the stock when the company lowered its earnings guidance. Retailer Kohl's saw improvements in comparable-store sales, but the stock price dropped because the gains failed to meet analysts' expectations. We sold the Portfolio's position in integrated energy company ConocoPhillips when it announced an acquisition that would dilute 2006 earnings. Although Maxim Integrated Products, an integrated circuit company, saw its orders strengthen, the advances were slower than expected, and the stock lost ground.

From the perspective of impact, which takes total returns and weightings into account, the biggest detractors from the Portfolio's performance were Bed Bath & Beyond, Maxim Integrated Products, Kinetic Concepts, Kohl's, and Research in Motion. The last of these holdings suffered from uncertainties regarding a patent position.

WERE THERE ANY SIGNIFICANT WEIGHTING CHANGES FROM AUGUST 15 THOUGH DECEMBER 31, 2005?

Over that short a period, weighting changes tend to be minor. As of December 31, 2005, however, the Portfolio was underweighted in consumer staples, where we saw slow earnings growth, and underweighted in industrials, where we saw few growth opportunities. At year-end, the Portfolio was overweighted in energy stocks, with an emphasis on oil service companies. The Portfolio also held an overweighted position in financials, with emphasis on capital markets/brokerage firms and asset management companies.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP LARGE CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED

 M-214   MainStay VP Large Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                      SHARES          VALUE
COMMON STOCKS (97.5%)+
---------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
United Technologies Corp.                             24,100   $  1,347,431
                                                               ------------

BIOTECHNOLOGY (4.2%)
Amgen, Inc. (a)(b)                                    25,900      2,042,473
Genentech, Inc. (a)                                   22,200      2,053,500
Gilead Sciences, Inc. (a)                             26,600      1,399,958
                                                               ------------
                                                                  5,495,931
                                                               ------------
CAPITAL MARKETS (5.5%)
Franklin Resources, Inc.                              27,800      2,613,478
V  Goldman Sachs Group, Inc. (The)                    25,600      3,269,377
Merrill Lynch & Co., Inc.                             20,000      1,354,600
                                                               ------------
                                                                  7,237,455
                                                               ------------
CHEMICALS (2.3%)
Ecolab, Inc. (b)                                      35,700      1,294,839
Monsanto Co.                                          22,200      1,721,166
                                                               ------------
                                                                  3,016,005
                                                               ------------
COMMERCIAL SERVICES & SUPPLIES (1.0%)
ChoicePoint, Inc. (a)                                  3,400        151,334
Robert Half International, Inc.                       31,700      1,201,113
                                                               ------------
                                                                  1,352,447
                                                               ------------
COMMUNICATIONS EQUIPMENT (7.2%)
Comverse Technology, Inc. (a)                         48,400      1,286,956
Corning, Inc. (a)                                     64,500      1,268,070
Motorola, Inc.                                        62,400      1,409,616
V  QUALCOMM, Inc. (b)                                 95,500      4,114,140
Research In Motion, Ltd. (a)                          20,600      1,359,806
                                                               ------------
                                                                  9,438,588
                                                               ------------
COMPUTERS & PERIPHERALS (2.2%)
Apple Computer, Inc. (a)                              19,400      1,394,666
Network Appliance, Inc. (a)(b)                        55,300      1,493,100
                                                               ------------
                                                                  2,887,766
                                                               ------------
CONSUMER FINANCE (2.8%)
V  SLM Corp.                                          66,800      3,680,012
                                                               ------------
ENERGY EQUIPMENT & SERVICES (5.9%)
Baker Hughes, Inc.                                    35,900      2,182,002
Cooper Cameron Corp. (a)                              32,200      1,333,080
Halliburton Co.                                       32,200      1,995,112
Schlumberger, Ltd.                                    23,200      2,253,880
                                                               ------------
                                                                  7,764,074
                                                               ------------
FOOD & STAPLES RETAILING (2.7%)
CVS Corp.                                             76,700      2,026,413
Walgreen Co.                                          35,600      1,575,656
                                                               ------------
                                                                  3,602,069
                                                               ------------


                                                      SHARES          VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (7.7%)
Alcon, Inc. (b)                                        9,200   $  1,192,320
V  Fisher Scientific International, Inc. (a)          57,200      3,538,392
Medtronic, Inc.                                       27,900      1,606,203
St. Jude Medical, Inc. (a)                            51,900      2,605,380
Zimmer Holdings, Inc. (a)                             18,700      1,261,128
                                                               ------------
                                                                 10,203,423
                                                               ------------
HEALTH CARE PROVIDERS & SERVICES (9.7%)
V  Caremark Rx, Inc. (a)                              97,800      5,065,062
V  UnitedHealth Group, Inc.                           89,100      5,536,674
WellPoint, Inc. (a)                                   26,600      2,122,414
                                                               ------------
                                                                 12,724,150
                                                               ------------
HOTELS, RESTAURANTS & LEISURE (1.9%)
Carnival Corp.                                        45,800      2,448,926
                                                               ------------

HOUSEHOLD PRODUCTS (3.0%)
V  Procter & Gamble Co. (The)                         67,900      3,930,052
                                                               ------------

INDUSTRIAL CONGLOMERATES (4.0%)
V  General Electric Co.                              151,700      5,317,085
                                                               ------------

INTERNET & CATALOG RETAIL (1.5%)
eBay, Inc. (a)                                        46,900      2,028,425
                                                               ------------

INTERNET SOFTWARE & SERVICES (5.7%)
V  Google, Inc. Class A (a)                           12,400      5,144,264
Yahoo!, Inc. (a)                                      59,400      2,327,292
                                                               ------------
                                                                  7,471,556
                                                               ------------
IT SERVICES (1.0%)
Paychex, Inc.                                         34,400      1,311,328
                                                               ------------

MACHINERY (2.0%)
Danaher Corp. (b)                                     48,100      2,683,018
                                                               ------------

MULTILINE RETAIL (2.6%)
Kohl's Corp. (a)                                      38,300      1,861,380
Target Corp.                                          29,700      1,632,609
                                                               ------------
                                                                  3,493,989
                                                               ------------
OIL, GAS & CONSUMABLE FUELS (1.0%)
Valero Energy Corp.                                   25,400      1,310,640
                                                               ------------

PHARMACEUTICALS (1.1%)
Allergan, Inc. (b)                                    13,500      1,457,460
                                                               ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                      SHARES          VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (6.6%)
Broadcom Corp. Class A (a)                            58,200   $  2,744,130
Linear Technology Corp.                               37,800      1,363,446
Maxim Integrated Products, Inc.                       54,200      1,964,208
Silicon Laboratories, Inc. (a)                        35,800      1,312,428
Texas Instruments, Inc.                               39,500      1,266,765
                                                               ------------
                                                                  8,650,977
                                                               ------------
SOFTWARE (3.8%)
V  Microsoft Corp.                                   147,800      3,864,970
SAP AG, Sponsored ADR (c)                             26,700      1,203,369
                                                               ------------
                                                                  5,068,339
                                                               ------------
SPECIALTY RETAIL (3.6%)
Advance Auto Parts, Inc. (a)                          49,450      2,149,098
Lowe's Cos., Inc.                                     38,000      2,533,080
                                                               ------------
                                                                  4,682,178
                                                               ------------
TEXTILES, APPAREL & LUXURY GOODS (1.1%)
Coach, Inc. (a)                                       43,200      1,440,288
                                                               ------------

THRIFTS & MORTGAGE FINANCE (1.7%)
Golden West Financial Corp.                           33,000      2,178,000
                                                               ------------
TRADING COMPANIES & DISTRIBUTORS (1.8%)
Fastenal Co.                                          60,400      2,367,076
                                                               ------------

WIRELESS TELECOMMUNICATION SERVICES (2.9%)
America Movil S.A. de C.V.
  Class L, ADR (b)(c)                                 92,800      2,715,328
NII Holdings, Inc. (a)(b)                             24,400      1,065,792
                                                               ------------
                                                                  3,781,120
                                                               ------------
Total Common Stocks
  (Cost $118,382,025)                                           128,369,808
                                                               ------------
                                                    PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS (6.5%)
----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.3%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                         $373,063         373,063
                                                                ------------
Total Certificate of Deposit
  (Cost $373,063)                                                    373,063
                                                                ------------
COMMERCIAL PAPER (1.5%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                            188,700         188,700
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                            103,632         103,632
Compass Securitization
  4.267%, due 1/5/06 (d)                             157,745         157,745

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
COMMERCIAL PAPER (CONTINUED)
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                            $525,450    $    525,450
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                             157,866         157,866
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                             266,473         266,473
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                            264,446         264,446
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                            266,473         266,473
                                                                ------------
Total Commercial Paper
  (Cost $1,930,785)                                                1,930,785
                                                                ------------

                                                       SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money
  Market Fund (d)                                    157,126         157,126
                                                                ------------
Total Investment Company
  (Cost $157,126)                                                    157,126
                                                                ------------
                                                    PRINCIPAL
                                                       AMOUNT
TIME DEPOSITS (4.6%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $479,652         479,652
Bank of America
  4.27%, due 1/27/06 (d)(e)                          426,358         426,358
Bank of Montreal
  4.25%, due 1/17/06 (d)                             426,357         426,357
BNP Paribas
  4.265%, due 1/26/06 (d)                            692,831         692,831
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (d)                             351,745         351,745
Dexia Group
  4.265%, due 1/6/06 (d)                             426,357         426,357
Fortis Bank
  4.25%, due 1/9/06 (d)                              319,768         319,768
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                             426,358         426,358
Rabobank Nederland
  4.25%, due 1/27/06 (d)                             373,063         373,063
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                              532,947         532,947
Societe Generale
  4.30%, due 1/30/06 (d)                             266,473         266,473
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                             266,473         266,473

 M-216 MainStay VP Large Cap Growth Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------
TIME DEPOSITS (CONTINUED)
UBS AG
  4.26%, due 1/19/06 (d)                            $532,947    $    532,947
  4.29%, due 1/12/06 (d)                             373,063         373,063
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                             106,589         106,589
                                                                ------------
Total Time Deposits
  (Cost $6,000,981)                                                6,000,981
                                                                ------------
Total Short-Term Investments
  (Cost $8,461,955)                                                8,461,955
                                                                ------------
Total Investments
  (Cost $126,843,980) (f)                              104.0%    136,831,763(g)
Liabilities in Excess of
  Cash and Other Assets                                 (4.0)     (5,204,205)
                                                    --------    ------------
Net Assets                                             100.0%   $131,627,558
                                                    ========    ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR -- American Depositary Receipt.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f)  The cost for federal income tax purposes is $127,207,965.
(g) At December 31, 2005, net unrealized appreciation was $9,623,798 based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $10,886,356 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,262,558.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost
  $126,843,980) including $8,204,476 market
  value of securities loaned                    $136,831,763
Cash                                               2,796,976
Receivables:
  Investment securities sold                       1,043,152
  Fund shares sold                                   125,338
  Dividends and interest                             122,144
Other assets                                           2,428
                                                -------------
    Total assets                                 140,921,801
                                                -------------

LIABILITIES:
Securities lending collateral                      8,461,955
Payables:
  Investment securities purchased                    650,597
  Adviser                                             56,741
  Shareholder communication                           28,098
  Fund shares redeemed                                27,522
  Administrator                                       22,696
  Professional                                        22,360
  NYLIFE Distributors                                  4,804
  Custodian                                            3,941
Accrued expenses                                      15,529
                                                -------------
    Total liabilities                              9,294,243
                                                -------------
Net assets                                      $131,627,558
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     93,870
  Service Class                                       19,943
Additional paid-in capital                       233,430,497
Accumulated undistributed net investment
  income                                             256,046
Accumulated net realized loss on investments    (112,160,581)
Net unrealized appreciation on investments         9,987,783
                                                -------------
Net assets                                      $131,627,558
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $108,634,622
                                                =============
Shares of capital stock outstanding                9,387,031
                                                =============
Net asset value per share outstanding           $      11.57
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 22,992,936
                                                =============
Shares of capital stock outstanding                1,994,335
                                                =============
Net asset value per share outstanding           $      11.53
                                                =============

 M-218 MainStay VP Large Cap Growth Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                   $1,123,755
  Interest                                            21,038
  Income from securities loaned -- net                 4,953
                                                  ----------
    Total income                                   1,149,746
                                                  ----------
EXPENSES:
  Advisory                                           655,108
  Administration                                     262,043
  Professional                                        48,839
  Distribution and service -- Service Class           47,874
  Custodian                                           23,700
  Directors                                           10,226
  Shareholder communication                            9,650
  Miscellaneous                                       25,562
                                                  ----------
    Total expenses before reimbursement            1,083,002
  Reimbursement from affiliates for printing and
    mailing costs (see Note 3(B))                   (188,728)
  Fees paid indirectly (see Note 3(A))                (4,330)
                                                  ----------
  Net expenses                                       889,944
                                                  ----------
Net investment income                                259,802
                                                  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   3,433,704
Net change in unrealized appreciation on
  investments                                        911,528
                                                  ----------
Net realized and unrealized gain on investments    4,345,232
                                                  ----------
Net increase in net assets resulting from
  operations                                      $4,605,034
                                                  ==========

(a) Dividends recorded net of foreign withholding taxes in the amount of $201.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                          2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income            $    259,802   $    297,862
 Net realized gain on
  investments                        3,433,704      1,139,652
 Net change in unrealized
  appreciation on investments          911,528     (6,081,667)
                                  ---------------------------
 Net increase (decrease) in net
  assets resulting from
  operations                         4,605,034     (4,644,153)
                                  ---------------------------

Dividends to shareholders:

 From net investment income:
   Initial Class                        (3,756)      (290,421)
   Service Class                            --         (7,018)
                                  ---------------------------
  Total dividends to
    shareholders                        (3,756)      (297,439)
                                  ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                     4,285,313      6,933,206
   Service Class                     6,874,172     13,209,555

 Net asset value of shares issued to
  shareholders in reinvestment
  of dividends:
   Initial Class                         3,756        290,421
   Service Class                            --          7,018
                                  ---------------------------
                                    11,163,241     20,440,200

 Cost of shares redeemed:
   Initial Class                   (29,450,710)   (26,323,623)
   Service Class                    (3,277,428)    (2,120,454)
                                  ---------------------------
                                   (32,728,138)   (28,444,077)
                                  ---------------------------
    Decrease in net assets
     derived from capital share
     transactions                  (21,564,897)    (8,003,877)
                                  ---------------------------
    Net decrease in net assets     (16,963,619)   (12,945,469)

NET ASSETS:
Beginning of year                  148,591,177    161,536,646
                                  ---------------------------
End of year                       $131,627,558   $148,591,177
                                  ===========================
Accumulated undistributed net
 investment income at end of
 year                             $    256,046   $         --
                                  ===========================

 M-220 MainStay VP Large Cap Growth Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-221

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                          INITIAL CLASS
                                -----------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                  2005          2004          2003          2002          2001
Net asset value at beginning
  of period                     $  11.09      $  11.38      $   8.90      $  12.41      $   14.87
                                --------      --------      --------      --------      ---------
Net investment income (loss)        0.02(b)       0.02          0.02(b)       0.01          (0.01)(b)
Net realized and unrealized
  gain (loss) on investments        0.46         (0.29)         2.48         (3.51)         (2.45)
                                --------      --------      --------      --------      ---------
Total from investment
  operations                        0.48         (0.27)         2.50         (3.50)         (2.46)
                                --------      --------      --------      --------      ---------
Less dividends:
    From net investment income     (0.00)(c)     (0.02)        (0.02)        (0.01)            --
                                --------      --------      --------      --------      ---------
Net asset value at end of
  period                        $  11.57      $  11.09      $  11.38      $   8.90      $   12.41
                                ========      ========      ========      ========      =========
Total investment return             4.35%(f)    (2.32%)        28.05%      (28.21%)       (16.56%)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income
      (loss)                        0.28%         0.22%         0.17%         0.07%        (0.10%)
    Net expenses                    0.64%#        0.85%#        0.83%         0.81%          0.80%
    Expenses (before
      reimbursement)                0.79%#        0.88%#        0.83%         0.81%          0.80%
Portfolio turnover rate              205%          117%          160%          168%           172%
Net assets at end of period
  (in 000's)                    $108,635      $130,091      $154,082      $119,529      $ 180,447

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Total return is not annualized.
(e)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(f)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 4.20% and 3.98% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
#    Includes fees paid indirectly which amounted to less than
     0.01% and 0.03% of average net assets for the years ended
     December 31, 2005 and 2004, respectively.
+    Annualized.

 M-222 MainStay VP Large Cap Growth Portfolio   The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    SERVICE CLASS
    ----------------------------------------------
                                        JUNE 6,
                                        2003(A)
           YEAR ENDED                   THROUGH
          DECEMBER 31,                DECEMBER 31,
     2005             2004                2003
    $ 11.07          $ 11.37             $10.18
    -------          -------             ------
       0.00(b)(c)       0.00(c)           (0.00)(b)(c)
       0.46            (0.30)              1.20
    -------          -------             ------
       0.46            (0.30)              1.20
    -------          -------             ------
         --            (0.00)(c)          (0.01)
    -------          -------             ------
    $ 11.53          $ 11.07             $11.37
    =======          =======             ======
       4.10%(f)        (2.57%)            11.83%(d)
       0.03%           (0.03%)            (0.08%)+(e)
       0.89%#           1.10%#             1.08%+
       1.04%#           1.13%#             1.08%+
        205%             117%               160%
    $22,993          $18,500             $7,455

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      SINCE
TOTAL RETURNS              YEAR    INCEPTION
--------------------------------------------
After Portfolio operating
  expenses                 15.86%    10.57%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9414                               9626
                                                                            8197                               8068
                                                                           11102                              11300
                                                                           13574                              13585
12/31/05                                                                   15726                              15304

      -------- MainStay VP Mid Cap Core Portfolio -- Russell Midcap Index

SERVICE CLASS(1)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL              ONE      SINCE
TOTAL RETURNS              YEAR    INCEPTION
--------------------------------------------
After Portfolio operating
  expenses                 15.57%    10.29%

                                            (After Portfolio operating expenses)

                                                                  MAINSTAY VP MID CAP CORE
                                                                         PORTFOLIO                     RUSSELL MIDCAP INDEX
                                                                  ------------------------             --------------------
7/2/01                                                                     10000                              10000
                                                                            9402                               9626
                                                                            8167                               8068
                                                                           11032                              11300
                                                                           13456                              13585
12/31/05                                                                   15550                              15304

      -------- MainStay VP Mid Cap Core Portfolio -- Russell Midcap Index

                                                               ONE      SINCE
BENCHMARK                                                     YEAR    INCEPTION
-------------------------------------------------------------------------------

Russell Midcap(R) Index*                                      12.65%    9.92%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-224   MainStay VP Mid Cap Core Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP CORE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1)           12/31/05           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,091.60            $4.96            $1,020.30             $4.79
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,090.35            $6.27            $1,019.05             $6.06
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.94% for Initial Class, 1.19% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

                                                 www.MAINSTAYfunds.com     M-225

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

(COMPOSITION PIE CHART)

                                                 SHORT-TERM INVESTMENTS
                                               (COLLATERAL FOR SECURITIES                               LIABILITIES IN EXCESS OF
COMMON STOCKS                                      LENDING IS 11.4%)          INVESTMENT COMPANIES        CASH AND OTHER ASSETS
-------------                                  --------------------------     --------------------      ------------------------
98.2                                                     11.40                        1.00                        (10.60)

See Portfolio of Investments on page M-229 for specific holdings within these categories.
TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  McKesson Corp.
 2.  Phelps Dodge Corp.
 3.  EOG Resources, Inc.
 4.  Edison International
 5.  Principal Financial Group, Inc.
 6.  Chicago Mercantile Exchange Holdings, Inc.
 7.  PG&E Corp.
 8.  American Electric Power Co., Inc.
 9.  Norfolk Southern Corp.
10.  Aon Corp.

 M-226   MainStay VP Mid Cap Core Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Harvey Fram of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio seeks long-term growth of capital and normally invests at least 80% of its assets in companies with market capitalizations at the time of investment that are similar to market capitalizations of companies in the Russell Midcap(R) Index.* The Portfolio invests primarily in common stocks of U.S. companies. The Manager seeks those mid-cap companies that we believe will outperform the average of the mid-cap universe. In implementing this strategy, we employ a quantitative management approach that uses a proprietary model to rank stocks. The model focuses on value, earnings, and behavioral characteristics in the market. We generally invest in stocks that rank in the top 50% of the universe, considering the financial strength of the issuer and the potential for strong, long-term earnings growth. Stocks are generally sold when they are no longer ranked in the top 50% of the universe according to the proprietary model

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Mid Cap Core Portfolio returned 15.86% for Initial Class shares and 15.57% for Service Class shares. Both share classes outperformed the 11.77% return of the average Lipper* Variable Products Mid-Cap Core Portfolio over the same period. Both share classes also outperformed the 12.65% return of the Russell Midcap(R) Index, the Portfolio's primary benchmark, for the 12 months ended December 31, 2005. The Portfolio's relative performance was strengthened by favorable stock selection in the energy, financials, and materials sectors.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET DURING 2005?

A number of factors weighed heavily on the equity markets in 2005. Oil prices soared when global demand outpaced capacity. The Federal Open Market Committee raised the targeted federal funds rate eight times, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Hurricanes ravaged the Gulf Coast and Florida, and General Motors faced financial setbacks.

According to Russell data, mid-capitalization stocks generally outpaced small-cap and large-cap issues in 2005. The markets favored value stocks over growth stocks at all capitalization levels.

HOW DID YOU MANAGE THE PORTFOLIO IN 2005?

The management of the Portfolio is model-driven. We continued to adhere to our disciplined, quantitative investment process as we sought to identify attractive investment opportunities for the Portfolio.

WHICH STOCKS WERE STRONG POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE IN 2005?

The Portfolio benefited strongly from its energy-related holdings. The strongest positive contribution came from Valero Energy, a refiner and marketer of gasoline, distillates, jet fuel, asphalt, and other petroleum products. The next-best contributor was EOG Resources, which produces and markets natural gas and crude oil. Sunoco, the well-known petroleum and petrochemical manufacturer and marketer, was also a strong contributor. All three of these stocks benefited from elevated oil prices and the general strength of the energy sector.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

High-fidelity audio and electronic systems manufacturer Harmon International Industries was the Portfolio's weakest contributor to total return. The company's stock was slightly overweighted relative to the Russell Midcap(R) Index* and posted a negative return for the year. The Portfolio faced a similar situation with Xerox, the familiar document equipment, software, solutions, and services company, and with Eastman Kodak, best known for its traditional and digital imaging products. These stocks were also slightly overweighted relative to the Index and provided negative returns for 2005.


Investors should note that portfolios that invest in companies with market capitalizations below $10 billion involve additional risks. The securities of these companies may be more volatile and less liquid than the securities of larger companies.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-227

WERE THERE ANY SIGNIFICANT PURCHASES DURING THE YEAR?

When our proprietary model identified McKesson as a purchase candidate, the Portfolio added to its existing position in the pharmaceutical distribution company throughout 2005. We also initiated a position in Principal Financial Group, a company that provides retirement savings, investment, and insurance products in the U.S. and internationally. The stock made a positive contribution to the Portfolio's performance for the period it was held in the Portfolio. In the first half of 2005, we established a new position in electric and gas utility PG&E, which our model identified as a purchase candidate. Unfortunately, the stock lagged the Russell Midcap(R) Index* and detracted from relative performance.

WERE THERE ANY SIGNIFICANT SALES DURING 2005?

The Portfolio sold a number of securities during the year. Among them was truck manufacturer Paccar, which our model identified as a sale candidate. Over the course of the year, we sold the Portfolio's entire position in the stock. We also eliminated the Portfolio's positions in Xerox and Eastman Kodak, two of the Portfolio's weakest contributors to performance in 2005, when our model identified these stocks as sale candidates.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO WEIGHTINGS IN 2005?

The Portfolio's largest sector-weighting increases in 2005 were in the utilities and energy sectors. These weighting shifts contributed to the Portfolio's strong investment results. The greatest decreases in the Portfolio's sector weightings during 2005 occurred in the consumer discretionary and information technology sectors.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END 2005?

As of December 31, 2005, the Portfolio was overweighted relative to the Russell Midcap(R) Index* in energy, utilities, and materials. These three sectors were among the greatest contributors to the Portfolio's performance. The Portfolio's most substantially underweighted positions were in the financials, information technology, and consumer discretionary sectors. These underweighted positions--along with good stock selection--also contributed positively to the Portfolio's performance.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP MID CAP CORE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-228   MainStay VP Mid Cap Core Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                         SHARES           VALUE
COMMON STOCKS (98.2%)+
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.2%)
Goodrich Corp.                                           16,623   $     683,205
Precision Castparts Corp.                                27,142       1,406,227
Rockwell Collins, Inc.                                   18,330         851,795
                                                                  -------------
                                                                      2,941,227
                                                                  -------------
AIR FREIGHT & LOGISTICS (0.2%)
C.H. Robinson Worldwide, Inc.                            11,610         429,918
                                                                  -------------

AIRLINES (0.6%)
AMR Corp. (a)(b)                                         32,753         728,099
Southwest Airlines Co.                                   49,542         813,975
                                                                  -------------
                                                                      1,542,074
                                                                  -------------
AUTO COMPONENTS (0.8%)
BorgWarner, Inc.                                          3,893         236,033
Goodyear Tire & Rubber Co. (The) (a)(b)                  31,896         554,352
Johnson Controls, Inc.                                   12,738         928,728
TRW Automotive Holdings Corp. (a)                         8,823         232,486
                                                                  -------------
                                                                      1,951,599
                                                                  -------------
BEVERAGES (0.3%)
Brown-Forman Corp. Class B                                1,857         128,727
Pepsi Bottling Group,
  Inc. (The)                                             18,393         526,224
                                                                  -------------
                                                                        654,951
                                                                  -------------
BIOTECHNOLOGY (1.5%)
Applera Corp.-Applied BioSystems Group (b)               32,680         867,981
Biogen Idec, Inc. (a)                                    19,269         873,464
Celgene Corp. (a)                                        11,477         743,710
Chiron Corp. (a)                                          2,356         104,748
Invitrogen Corp. (a)                                      5,048         336,399
MedImmune, Inc. (a)                                       8,199         287,129
Techne Corp. (a)                                          7,887         442,855
                                                                  -------------
                                                                      3,656,286
                                                                  -------------
BUILDING PRODUCTS (0.3%)
American Standard Cos., Inc.                              6,514         260,234
USG Corp. (a)(b)                                          7,396         480,740
                                                                  -------------
                                                                        740,974
                                                                  -------------
CAPITAL MARKETS (3.5%)
A.G. Edwards, Inc.                                       13,261         621,410
Allied Capital Corp. (b)                                 13,674         401,605
Ameritrade Holding Corp. (a)                             49,330       1,183,920
BlackRock, Inc. Class A                                   3,843         416,889
E*TRADE Financial Corp. (a)                              48,939       1,020,868
Federated Investors, Inc. Class B                        11,407         422,515


                                                         SHARES           VALUE
CAPITAL MARKETS (CONTINUED)
Janus Capital Group, Inc.                                15,385   $     286,623
Jefferies Group, Inc.                                     3,480         156,530
Legg Mason, Inc.                                         17,074       2,043,587
Northern Trust Corp.                                     20,181       1,045,779
Raymond James Financial, Inc.                             8,571         322,870
SEI Investments Co.                                       2,164          80,068
T. Rowe Price Group, Inc.                                 8,826         635,737
                                                                  -------------
                                                                      8,638,401
                                                                  -------------
CHEMICALS (0.5%)
Airgas, Inc.                                              2,145          70,570
Eastman Chemical Co.                                      2,744         141,563
FMC Corp. (a)                                             4,948         263,085
Rohm & Haas Co.                                          10,890         527,294
Scotts Miracle-Gro Co. (The) Class A                      4,632         209,552
Valhi, Inc.                                                 527           9,749
                                                                  -------------
                                                                      1,221,813
                                                                  -------------
COMMERCIAL BANKS (2.7%)
AmSouth Bancorporation                                   12,036         315,464
Bank of Hawaii Corp.                                      3,599         185,492
City National Corp.                                       1,368          99,098
Comerica, Inc.                                           22,968       1,303,664
Commerce Bancshares, Inc.                                 8,672         451,985
Compass Bancshares, Inc.                                 12,144         586,434
Cullen/Frost Bankers, Inc.                                1,716          92,115
FirstMerit Corp.                                          2,851          73,869
KeyCorp                                                  37,007       1,218,640
M&T Bank Corp. (b)                                        2,659         289,964
TD Banknorth, Inc.                                       13,223         384,128
Unizan Financial Corp.                                   20,937         556,087
Westcorp                                                  4,944         329,320
Whitney Holding Corp.                                     1,828          50,380
Wilmington Trust Corp.                                    8,564         333,225
Zions Bancorporation                                      5,536         418,300
                                                                  -------------
                                                                      6,688,165
                                                                  -------------
COMMERCIAL SERVICES & SUPPLIES (2.5%)
Adesa, Inc.                                               6,154         150,281
Aramark Corp. Class B                                       882          24,502
Brink's Co. (The)                                         7,490         358,846
Copart, Inc. (a)                                          2,226          51,332
Corporate Executive
  Board Co. (The)                                         2,805         251,608
Dun & Bradstreet
  Corp. (The) (a)                                        11,284         755,577
Equifax, Inc.                                            25,913         985,212

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Herman Miller, Inc.                                       2,737   $      77,156
HNI Corp.                                                 7,625         418,841
Monster Worldwide, Inc. (a)(b)                            6,996         285,577
R.R. Donnelley & Sons Co.                                22,106         756,246
Republic Services, Inc.                                  27,698       1,040,060
Robert Half International, Inc.                          23,459         888,861
Steelcase, Inc. Class A                                   2,982          47,205
Stericycle, Inc. (a)                                      1,506          88,673
West Corp. (a)                                              699          29,463
                                                                  -------------
                                                                      6,209,440
                                                                  -------------
COMMUNICATIONS EQUIPMENT (0.6%)
Harris Corp.                                              9,048         389,154
Scientific-Atlanta, Inc.                                 13,990         602,549
Tellabs, Inc. (a)                                        45,999         501,389
                                                                  -------------
                                                                      1,493,092
                                                                  -------------
COMPUTERS & PERIPHERALS (0.7%)
NCR Corp. (a)                                             6,368         216,130
QLogic Corp. (a)                                          5,838         189,793
SanDisk Corp. (a)                                        12,466         783,114
Western Digital Corp. (a)                                34,275         637,858
                                                                  -------------
                                                                      1,826,895
                                                                  -------------
CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                                               5,869         453,439
                                                                  -------------

CONSTRUCTION MATERIALS (1.0%)
Florida Rock Industries, Inc.                             9,368         459,594
Lafarge North America, Inc.                               5,711         314,219
Martin Marietta Materials, Inc.                           9,578         734,824
Vulcan Materials Co.                                     14,127         957,104
                                                                  -------------
                                                                      2,465,741
                                                                  -------------
CONSUMER FINANCE (0.4%)
AmeriCredit Corp. (a)                                    29,869         765,542
Nelnet, Inc. Class A (a)                                    595          24,205
Student Loan Corp. (The)                                    528         110,473
WFS Financial, Inc. (a)                                   1,082          82,394
                                                                  -------------
                                                                        982,614
                                                                  -------------
CONTAINERS & PACKAGING (0.5%)
AptarGroup, Inc.                                          1,210          63,162
Crown Holdings, Inc. (a)                                 34,145         666,852
Owens-Illinois, Inc. (a)                                  4,407          92,723
Temple-Inland, Inc.                                      11,681         523,893
                                                                  -------------
                                                                      1,346,630
                                                                  -------------
DISTRIBUTORS (0.1%)
Genuine Parts Co. (b)                                     8,102         355,840
                                                                  -------------


                                                         SHARES           VALUE
DIVERSIFIED CONSUMER SERVICES (0.7%)
Career Education Corp. (a)                               14,035   $     473,260
Education Management Corp. (a)                            5,047         169,125
H&R Block, Inc.                                          25,344         622,195
Service Corp. International                              21,364         174,758
Weight Watchers International, Inc. (a)                   5,245         259,260
                                                                  -------------
                                                                      1,698,598
                                                                  -------------
DIVERSIFIED FINANCIAL SERVICES (3.2%)
V  Chicago Mercantile Exchange Holdings, Inc. (b)         6,713       2,466,960
CIT Group, Inc.                                          42,017       2,175,640
Moody's Corp.                                            14,209         872,717
V  Principal Financial Group, Inc.                       52,237       2,477,601
                                                                  -------------
                                                                      7,992,918
                                                                  -------------
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
CenturyTel, Inc.                                         26,826         889,550
Citizens Communications Co.                              32,961         403,113
MCI, Inc.                                                38,667         762,900
PanAmSat Holding Corp.                                    8,280         202,860
Qwest Communications International, Inc. (a)(b)         154,346         872,055
                                                                  -------------
                                                                      3,130,478
                                                                  -------------
ELECTRIC UTILITIES (3.1%)
Allegheny Energy, Inc. (a)                               27,836         881,009
V  American Electric
  Power Co., Inc.                                        65,557       2,431,509
DPL, Inc.                                                12,376         321,900
V  Edison International                                  57,464       2,506,005
Great Plains Energy, Inc.                                 2,598          72,640
Northeast Utilities                                       4,414          86,912
Pepco Holdings, Inc.                                     12,941         289,490
PPL Corp.                                                22,583         663,940
Reliant Energy, Inc. (a)                                  4,650          47,988
Westar Energy, Inc.                                      15,602         335,443
                                                                  -------------
                                                                      7,636,836
                                                                  -------------
ELECTRICAL EQUIPMENT (0.1%)
AMETEK, Inc.                                              2,367         100,692
Thomas & Betts Corp. (a)                                  1,987          83,375
                                                                  -------------
                                                                        184,067
                                                                  -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.8%)
Agilent Technologies, Inc. (a)                           52,276       1,740,268
Amphenol Corp. Class A                                    2,556         113,129
Arrow Electronics, Inc. (a)                              24,171         774,197
Avnet, Inc. (a)                                          23,982         574,129
Jabil Circuit, Inc. (a)                                  16,931         627,971
Mettler-Toledo
  International, Inc. (a)                                 4,401         242,935
Molex, Inc. (b)                                           4,940         128,193

 M-230 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Sanmina-SCI Corp. (a)                                    17,415   $      74,188
Solectron Corp. (a)                                      30,915         113,149
Tech Data Corp. (a)                                       2,051          81,384
                                                                  -------------
                                                                      4,469,543
                                                                  -------------
ENERGY EQUIPMENT & SERVICES (2.4%)
BJ Services Co. (b)                                      41,442       1,519,678
Cooper Cameron Corp. (a)                                 20,974         868,324
Diamond Offshore
  Drilling, Inc. (b)                                      4,019         279,562
Dresser-Rand Group, Inc. (a)                              1,221          29,524
ENSCO International, Inc.                                 5,279         234,124
Grant Prideco, Inc. (a)                                  25,002       1,103,088
Helmerich & Payne, Inc.                                  10,433         645,907
Patterson-UTI Energy, Inc.                               11,686         385,054
Pride International, Inc. (a)                            10,721         329,671
Rowan Cos., Inc. (a)                                     11,204         399,311
Tidewater, Inc.                                           1,756          78,072
Unit Corp. (a)                                            1,564          86,067
                                                                  -------------
                                                                      5,958,382
                                                                  -------------
FOOD & STAPLES RETAILING (2.1%)
Albertson's, Inc.                                        25,051         534,839
BJ's Wholesale Club, Inc. (a)                             4,355         128,734
Kroger Co. (The) (a)                                     84,432       1,594,076
Rite Aid Corp. (a)                                       53,036         184,565
Safeway, Inc. (b)                                        61,793       1,462,022
SUPERVALU, INC.                                          18,588         603,738
Whole Foods Market, Inc.                                 10,895         843,164
                                                                  -------------
                                                                      5,351,138
                                                                  -------------
FOOD PRODUCTS (0.9%)
Archer-Daniels-Midland Co.                               35,461         874,468
Dean Foods Co. (a)                                       30,534       1,149,910
Del Monte Foods Co. (a)                                   6,784          70,757
Pilgrim's Pride Corp. Class B                             1,566          51,929
                                                                  -------------
                                                                      2,147,064
                                                                  -------------
GAS UTILITIES (1.2%)
Energen Corp.                                             9,606         348,890
Equitable Resources, Inc.                                20,793         762,895
National Fuel Gas Co.                                    11,329         353,352
Questar Corp.                                            16,891       1,278,649
UGI Corp.                                                14,193         292,376
                                                                  -------------
                                                                      3,036,162
                                                                  -------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Bausch & Lomb, Inc. (b)                                   5,234         355,389
Dade Behring Holdings, Inc.                              15,115         618,052
Hospira, Inc. (a)                                        26,970       1,153,777
IDEXX Laboratories, Inc. (a)                              4,447         320,095
Millipore Corp. (a)                                       8,494         560,944


                                                         SHARES           VALUE
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Resmed, Inc. (a)                                          2,432   $      93,170
Respironics, Inc. (a)                                     7,372         273,280
Varian Medical
  Systems, Inc. (a)                                       8,954         450,744
Waters Corp. (a)                                          3,860         145,908
                                                                  -------------
                                                                      3,971,359
                                                                  -------------
HEALTH CARE PROVIDERS & SERVICES (6.3%)
AMERIGROUP Corp. (a)                                      1,747          33,997
AmerisourceBergen Corp. (b)                              42,902       1,776,143
Cerner Corp. (a)(b)                                       5,103         463,914
CIGNA Corp.                                              15,151       1,692,367
Community Health Systems, Inc. (a)                       14,897         571,151
Coventry Health Care, Inc. (a)                           10,275         585,264
Express Scripts, Inc. (a)                                 4,116         344,921
Health Net, Inc. (a)                                     23,222       1,197,094
Henry Schein, Inc. (a)                                    5,969         260,487
Humana, Inc. (a)(b)                                      32,792       1,781,589
IMS Health, Inc.                                          7,721         192,407
Laboratory Corp. of America Holdings (a)(b)              13,855         746,092
LifePoint Hospitals, Inc. (a)                             1,871          70,162
Lincare Holdings, Inc. (a)                               15,688         657,484
Manor Care, Inc.                                         17,015         676,687
V  McKesson Corp.                                        58,880       3,037,619
Omnicare, Inc.                                            3,570         204,275
Pharmaceutical Product Development, Inc.                  8,252         511,211
Renal Care Group, Inc. (a)                                3,001         141,977
Sierra Health Services, Inc. (a)                            797          63,728
Tenet Healthcare Corp. (a)                               45,871         351,372
Triad Hospitals, Inc. (a)                                 2,760         108,275
Universal Health Services, Inc. Class B (b)               8,087         377,986
WellPoint, Inc. (a)                                           1              54
                                                                  -------------
                                                                     15,846,256
                                                                  -------------
HEALTH CARE--SERVICES (0.1%)
Quest Diagnostics, Inc.                                   5,458         280,978
                                                                  -------------

HOTELS, RESTAURANTS & LEISURE (1.6%)
Brinker International, Inc.                              14,777         571,279
CBRL Group, Inc.                                          2,997         105,345
Choice Hotels International, Inc.                         4,052         169,212
Darden Restaurants, Inc.                                 32,193       1,251,664
GTECH Holdings Corp.                                     11,951         379,325
Hilton Hotels Corp.                                      18,274         440,586
MGM Mirage (a)                                            8,326         305,314
Panera Bread Co. Class A (a)                                921          60,491

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Penn National Gaming, Inc. (a)                            6,902   $     227,421
Wendy's International, Inc.                               7,907         436,941
                                                                  -------------
                                                                      3,947,578
                                                                  -------------
HOUSEHOLD DURABLES (1.8%)
American Greetings Corp. Class A                         10,679         234,618
Black & Decker Corp. (The) (b)                            5,501         478,367
Meritage Homes Corp. (a)                                  1,554          97,778
Newell Rubbermaid, Inc.                                  47,120       1,120,514
NVR, Inc. (a)(b)                                          1,075         754,650
Standard Pacific Corp.                                    4,672         171,930
Stanley Works (The)                                       8,524         409,493
Toll Brothers, Inc. (a)(b)                               10,912         377,992
Whirlpool Corp. (b)                                      10,417         872,528
                                                                  -------------
                                                                      4,517,870
                                                                  -------------
HOUSEHOLD PRODUCTS (0.3%)
Clorox Co. (The)                                          5,260         299,241
Energizer Holdings, Inc. (a)                              7,357         366,305
                                                                  -------------
                                                                        665,546
                                                                  -------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.4%)
AES Corp. (The) (a)                                      86,165       1,363,992
Constellation Energy
  Group, Inc.                                            24,427       1,406,995
NRG Energy, Inc. (a)(b)                                  17,444         821,961
                                                                  -------------
                                                                      3,592,948
                                                                  -------------
INDUSTRIAL CONGLOMERATES (0.5%)
Teleflex, Inc.                                            6,293         408,919
Textron, Inc.                                            11,574         890,967
                                                                  -------------
                                                                      1,299,886
                                                                  -------------
INSURANCE (6.3%)
Alleghany Corp. (a)                                         333          94,572
Ambac Financial Group, Inc.                               3,757         289,514
American Financial Group, Inc.                            4,791         183,543
AmerUs Group Co.                                          7,641         433,015
V  Aon Corp.                                             64,983       2,336,139
Arthur J. Gallagher & Co.                                 6,324         195,285
Assurant, Inc. (b)                                       23,738       1,032,366
CNA Financial Corp. (a)                                   4,742         155,206
Conseco, Inc. (a)(b)                                     31,091         720,378
Fidelity National Financial, Inc.                        22,074         812,102
Fidelity National Title Group, Inc. Class A               1,946          47,385
First American Corp.                                      8,449         382,740
Genworth Financial, Inc. Class A                          7,525         260,214
Hanover Insurance
  Group, Inc. (The)                                       3,685         153,922


                                                         SHARES           VALUE
INSURANCE (CONTINUED)
HCC Insurance Holdings, Inc.                             18,132   $     538,158
Lincoln National Corp. (b)                               26,734       1,417,704
Markel Corp. (a)(b)                                         626         198,473
Mercury General Corp.                                     1,776         103,399
Nationwide Financial Services, Inc. Class A              11,513         506,572
Old Republic
  International Corp. (b)                                31,249         820,599
Philadelphia Consolidated Holding Corp. (a)               3,425         331,163
Protective Life Corp.                                    14,319         626,743
Reinsurance Group of America, Inc. (b)                    2,001          95,568
SAFECO Corp.                                             17,632         996,208
StanCorp Financial Group, Inc.                            7,003         349,800
Torchmark Corp.                                           1,171          65,108
Transatlantic Holdings, Inc.                              1,812         121,766
Unitrin, Inc.                                             3,272         147,404
UnumProvident Corp. (b)                                  60,173       1,368,936
W.R. Berkley Corp.                                       21,940       1,044,783
                                                                  -------------
                                                                     15,828,765
                                                                  -------------
IT SERVICES (2.6%)
Affiliated Computer Services, Inc. Class A (a)            3,823         226,245
CACI International, Inc. (a)                              2,031         116,539
Ceridian Corp. (a)                                       25,607         636,334
Computer Sciences Corp. (a)                              19,782       1,001,760
Convergys Corp. (a)                                       4,839          76,698
DST Systems, Inc. (a)(b)                                  9,716         582,086
Electronic Data Systems Corp.                            17,460         419,738
Fiserv, Inc. (a)                                         39,195       1,695,968
Global Payments, Inc.                                     5,453         254,164
Hewitt Associates, Inc. Class A (a)                       1,810          50,698
Iron Mountain, Inc. (a)                                  14,964         631,780
Paychex, Inc.                                            19,960         760,875
Sabre Holdings Corp. Class A                              4,569         110,159
                                                                  -------------
                                                                      6,563,044
                                                                  -------------
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Hasbro, Inc.                                              5,441         109,799
Marvel Entertainment, Inc. (a)                            7,095         116,216
SCP Pool Corp.                                            1,519          56,537
                                                                  -------------
                                                                        282,552
                                                                  -------------
MACHINERY (1.1%)
Cummins, Inc. (b)                                         4,734         424,782
Harsco Corp.                                              3,831         258,631
ITT Industries, Inc.                                        355          36,501
Joy Global, Inc.                                         18,119         724,760
Parker-Hannifin Corp.                                    11,636         767,511

 M-232 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
MACHINERY (CONTINUED)
SPX Corp.                                                 2,561   $     117,217
Terex Corp. (a)                                           3,347         198,812
Toro Co. (The)                                            5,917         258,987
                                                                  -------------
                                                                      2,787,201
                                                                  -------------
MARINE (0.1%)
Alexander & Baldwin, Inc.                                 6,019         326,471
                                                                  -------------

MEDIA (2.1%)
Cablevision Systems Corp. New York Group Class A
  (a)(b)                                                 28,468         668,144
CKX, Inc. (a)                                               488           6,344
Clear Channel Outdoor Holdings, Inc. Class A (a)          1,205          24,160
Dex Media, Inc.                                          30,886         836,702
EchoStar Communications Corp. Class A (a)                14,503         394,047
Hearst-Argyle Television, Inc.                            1,001          23,874
John Wiley & Sons, Inc. Class A                           9,540         372,442
Liberty Global, Inc. Class A (a)                         59,007       1,327,658
NTl, Inc. (a)                                             5,150         350,612
R.H. Donnelley Corp. (a)                                  1,790         110,300
Regal Entertainment Group Class A (b)                     2,956          56,223
Telewest Global, Inc. (a)                                41,804         995,771
Westwood One, Inc.                                        2,644          43,097
                                                                  -------------
                                                                      5,209,374
                                                                  -------------
METALS & MINING (2.5%)
Allegheny Technologies, Inc.                              6,537         235,855
Freeport-McMoRan Copper & Gold, Inc. Class B             36,824       1,981,131
Nucor Corp. (b)                                          16,376       1,092,607
V  Phelps Dodge Corp.                                    18,776       2,701,303
Southern Copper Corp. (b)                                 2,650         177,497
                                                                  -------------
                                                                      6,188,393
                                                                  -------------
MULTILINE RETAIL (1.9%)
Dollar Tree Stores, Inc. (a)                              3,775          90,373
Federated Department
  Stores, Inc.                                           13,824         916,946
J.C. Penney Co., Inc. (b)                                29,358       1,632,305
Nordstrom, Inc.                                          45,203       1,690,592
Saks, Inc. (a)                                           19,577         330,068
                                                                  -------------
                                                                      4,660,284
                                                                  -------------
MULTI-UTILITIES (3.9%)
Alliant Energy Corp.                                      7,890         221,236
Ameren Corp.                                              6,753         346,024


                                                         SHARES           VALUE
MULTI-UTILITIES (CONTINUED)
Centerpoint Energy, Inc. (b)                             61,954   $     796,109
CMS Energy Corp. (a)(b)                                  27,753         402,696
DTE Energy Co.                                            6,063         261,861
Energy East Corp.                                         4,266          97,265
MDU Resources Group, Inc.                                19,687         644,552
V  PG&E Corp.                                            66,246       2,459,052
Public Service Enterprise Group, Inc.                    26,923       1,749,187
SCANA Corp.                                              19,451         765,980
Vectren Corp.                                             5,587         151,743
Wisconsin Energy Corp.                                   16,075         627,889
Xcel Energy, Inc. (b)                                    61,419       1,133,795
                                                                  -------------
                                                                      9,657,389
                                                                  -------------
OIL, GAS & CONSUMABLE FUELS (8.5%)
Amerada Hess Corp.                                       10,709       1,358,115
Arch Coal, Inc. (b)                                       4,296         341,532
Chesapeake Energy Corp. (b)                               6,396         202,945
Consol Energy, Inc.                                      12,068         786,592
Denbury Resources, Inc. (a)                              15,414         351,131
El Paso Corp.                                            21,990         267,398
V  EOG Resources, Inc.                                   36,787       2,699,062
Forest Oil Corp. (a)                                      5,349         243,754
Kerr-McGee Corp.                                         23,523       2,137,300
Kinder Morgan, Inc.                                       6,315         580,664
Massey Energy Co.                                         5,723         216,730
Murphy Oil Corp.                                          5,626         303,748
Newfield Exploration Co. (a)                             21,033       1,053,122
Peabody Energy Corp.                                     26,813       2,209,927
Pioneer Natural Resources Co.                            23,844       1,222,482
Plains Exploration & Production Co. (a)                  10,844         430,832
Pogo Producing Co. (b)                                    8,393         418,055
Southwestern Energy Co. (a)                              21,359         767,642
Sunoco, Inc. (b)                                         28,140       2,205,613
Tesoro Corp.                                             13,895         855,237
Vintage Petroleum, Inc.                                  11,033         588,390
Williams Cos., Inc. (The)                                90,147       2,088,706
                                                                  -------------
                                                                     21,328,977
                                                                  -------------
PAPER & FOREST PRODUCTS (0.1%)
Louisiana-Pacific Corp. (b)                              11,286         310,026
                                                                  -------------

PHARMACEUTICALS (1.2%)
Allergan, Inc. (b)                                        8,153         880,198
Endo Pharmaceuticals Holdings, Inc. (a)                   5,240         158,562
Forest Laboratories, Inc. (a)                            13,096         532,745
IVAX Corp. (a)(b)                                         4,448         139,356
King Pharmaceuticals, Inc. (a)                           35,910         607,597
Kos Pharmaceuticals, Inc. (a)(b)                          1,371          70,922

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Mylan Laboratories, Inc.                                  7,234   $     144,391
Watson Pharmaceuticals, Inc. (a)                         14,227         462,520
                                                                  -------------
                                                                      2,996,291
                                                                  -------------
REAL ESTATE (3.3%)
Apartment Investment & Management Co. Class A (b)        13,132         497,309
Archstone-Smith Trust (b)                                 3,646         152,731
Arden Realty, Inc.                                        4,529         203,035
Avalonbay Communities, Inc.                               4,940         440,895
CarrAmerica Realty Corp.                                  1,875          64,931
CB Richard Ellis Group, Inc. Class A (a)                 10,123         595,739
CBL & Associates
  Properties, Inc. (b)                                    7,392         292,058
Crescent Real Estate Equities Co.                         2,649          52,503
Duke Realty Corp.                                         9,717         324,548
Equity Office Properties Trust                           26,803         812,935
Equity Residential                                        9,966         389,870
Essex Property Trust, Inc.                                  800          73,760
Federal Realty
  Investment Trust                                        5,351         324,538
Forest City Enterprises, Inc. Class A                     9,069         343,987
Health Care Property Investors, Inc. (b)                  6,352         162,357
Host Marriott Corp.                                      16,013         303,446
Macerich Co. (The)                                        2,071         139,047
New Plan Excel Realty Trust                              10,499         243,367
ProLogis                                                 11,451         534,991
Public Storage, Inc. (b)                                 14,140         957,561
Rayonier, Inc.                                           12,538         499,639
Shurgard Storage Centers, Inc. Class A                    6,368         361,129
Trizec Properties, Inc.                                  12,687         290,786
Vornado Realty Trust                                      1,144          95,490
Weingarten Realty Investors                               2,760         104,356
                                                                  -------------
                                                                      8,261,008
                                                                  -------------
ROAD & RAIL (1.9%)
CNF, Inc.                                                 8,677         484,958
CSX Corp.                                                22,254       1,129,836
Laidlaw International, Inc.                              20,009         464,809
Landstar System, Inc.                                     4,048         168,964
V  Norfolk Southern Corp.                                54,045       2,422,837
Swift Transportation
  Co., Inc. (a)                                           1,255          25,476
                                                                  -------------
                                                                      4,696,880
                                                                  -------------


                                                         SHARES           VALUE
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.0%)
Advanced Micro Devices, Inc. (a)                         31,296   $     957,658
Analog Devices, Inc.                                     11,455         410,891
Broadcom Corp. Class A (a)                                8,684         409,451
Freescale Semiconductor, Inc. Class B (a)                68,802       1,731,746
Intersil Corp. Class A                                   10,363         257,831
Lam Research Corp. (a)(b)                                26,358         940,453
LSI Logic Corp. (a)                                      79,959         639,672
MEMC Electronic
  Materials, Inc. (a)                                    23,543         521,948
Microchip Technology, Inc.                                7,095         228,104
Micron Technology, Inc. (a)(b)                           80,173       1,067,103
National Semiconductor Corp.                             71,927       1,868,663
NVIDIA Corp. (a)                                         28,373       1,037,317
                                                                  -------------
                                                                     10,070,837
                                                                  -------------
SOFTWARE (4.4%)
Activision, Inc. (a)                                      8,128         111,679
Autodesk, Inc.                                           45,672       1,961,612
BEA Systems, Inc. (a)                                    11,796         110,882
BMC Software, Inc. (a)(b)                                41,747         855,396
Cadence Design
  Systems, Inc. (a)(b)                                   53,589         906,726
Citrix Systems, Inc. (a)                                 11,477         330,308
Compuware Corp. (a)                                      79,435         712,532
Fair Isaac Corp.                                         13,880         613,080
Hyperion Solutions Corp. (a)                              4,107         147,113
Intuit, Inc. (a)                                         33,585       1,790,080
McAfee, Inc. (a)                                         33,357         904,975
Novell, Inc. (a)                                         52,044         459,549
Red Hat, Inc. (a)(b)                                     26,145         712,190
Reynolds & Reynolds Co. (The) Class A                     8,569         240,532
Salesforce.com, Inc. (a)                                  2,257          72,337
Siebel Systems, Inc.                                     16,972         179,564
Sybase, Inc. (a)                                         14,865         324,949
Synopsys, Inc. (a)                                       29,837         598,530
                                                                  -------------
                                                                     11,032,034
                                                                  -------------
SPECIALTY RETAIL (3.8%)
Abercrombie & Fitch Co. Class A (b)                      11,557         753,285
Advance Auto Parts, Inc. (a)                             13,510         587,145
AnnTaylor Stores Corp. (a)                                5,110         176,397
AutoNation, Inc. (a)                                     13,085         284,337
AutoZone, Inc. (a)                                        9,409         863,276
Barnes & Noble, Inc.                                     10,579         451,406
bebe stores, inc.                                           663           9,302
Bed Bath & Beyond, Inc. (a)                               8,898         321,663
Borders Group, Inc.                                       2,488          53,915
Chico's FAS, Inc. (a)                                     6,139         269,686
Circuit City Stores, Inc.                                38,018         858,827

 M-234 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                         SHARES           VALUE
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------
SPECIALTY RETAIL (CONTINUED)
Claire's Stores, Inc.                                     9,071   $     265,055
Limited Brands, Inc. (b)                                 11,760         262,836
Men's Wearhouse, Inc. (The) (a)                           6,637         195,393
Michaels Stores, Inc.                                    10,767         380,829
Office Depot, Inc. (a)                                   63,877       2,005,738
O'Reilly Automotive, Inc. (a)                             6,304         201,791
Ross Stores, Inc. (b)                                    10,008         289,231
Sherwin-Williams Co. (The)                                5,268         239,273
Tiffany & Co. (b)                                         9,697         371,298
TJX Cos., Inc. (The)                                     16,051         372,865
Williams-Sonoma, Inc. (a)(b)                              7,946         342,870
                                                                  -------------
                                                                      9,556,418
                                                                  -------------
TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Columbia Sportswear Co. (a)(b)                            1,015          48,446
Polo Ralph Lauren Corp.                                   2,206         123,845
Reebok International, Ltd.                                2,815         163,917
Timberland Co. Class A (a)                                1,825          59,404
VF Corp.                                                  2,968         164,249
                                                                  -------------
                                                                        559,861
                                                                  -------------
THRIFTS & MORTGAGE FINANCE (0.7%)
Independence Community
  Bank Corp.                                              2,044          81,208
MGIC Investment Corp. (b)                                 6,491         427,238
PMI Group, Inc. (The)                                     3,264         134,052
Radian Group, Inc.                                       17,748       1,039,855
                                                                  -------------
                                                                      1,682,353
                                                                  -------------
TOBACCO (0.3%)
Loews Corp.                                              13,958         614,012
UST, Inc.                                                 5,638         230,200
                                                                  -------------
                                                                        844,212
                                                                  -------------
TRADING COMPANIES & DISTRIBUTORS (0.1%)
MSC Industrial Direct Co. Class A                         4,736         190,482
                                                                  -------------

WATER UTILITIES (0.0%)++
Aqua America, Inc.                                        4,346         118,646
                                                                  -------------

WIRELESS TELECOMMUNICATION SERVICES (1.1%)
Alamosa Holdings, Inc. (a)                                2,897          53,913
American Tower Corp. Class A (a)                         27,384         742,106
Crown Castle
  International Corp. (a)                                44,934       1,209,174
Nextel Partners, Inc. Class A (a)                        17,390         485,877


                                                         SHARES           VALUE
WIRELESS TELECOMMUNICATION SERVICES (CONTINUED)
NII Holdings, Inc. (a)                                    4,002   $     174,807
United States Cellular Corp. (a)                          2,151         106,259
                                                                  -------------
                                                                      2,772,136
                                                                  -------------
Total Common Stocks
  (Cost $209,029,821)                                               245,250,340
                                                                  -------------

INVESTMENT COMPANIES (1.0%)
-------------------------------------------------------------------------------
CAPITAL MARKETS (1.0%)
S&P 500 Index--SPDR Trust Series 1 (b)(c)                13,304       1,655,417
S&P MidCap 400 Index--MidCap SPDR Trust Series 1
  (c)                                                     6,697         901,550
                                                                  -------------
Total Investment Companies
  (Cost $2,480,442)                                                   2,556,967
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (11.4%)
-------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.5%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                         $ 1,250,363       1,250,363
                                                                  -------------
Total Certificate of Deposit
  (Cost $1,250,363)                                                   1,250,363
                                                                  -------------
COMMERCIAL PAPER (2.6%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                               632,451         632,451
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                               347,335         347,335
Compass Securitization
  4.267%, due 1/5/06 (d)                                528,700         528,700
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                              1,761,107       1,761,107
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                                529,106         529,106
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                                893,116         893,116
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                               886,321         886,321
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                               893,117         893,117
                                                                  -------------
Total Commercial Paper
  (Cost $6,471,253)                                                   6,471,253
                                                                  -------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                         SHARES           VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------
INVESTMENT COMPANY (0.2%)
BGI Institutional Money Market Fund (d)                 526,625   $     526,625
                                                                  -------------
Total Investment Company
  (Cost $526,625)                                                       526,625
                                                                  -------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (8.1%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $ 1,607,610       1,607,610
Bank of America
  4.27%, due 1/27/06 (d)(e)                           1,428,987       1,428,987
Bank of Montreal
  4.25%, due 1/17/06 (d)                              1,428,987       1,428,987
BNP Paribas
  4.265%, due 1/26/06 (d)                             2,322,103       2,322,103
Credit Suisse First
  Boston Corp.
  4.24%, due 1/20/06 (d)                              1,178,914       1,178,914
Dexia Group
  4.265%, due 1/6/06 (d)                              1,428,987       1,428,987
Fortis Bank
  4.25%, due 1/9/06 (d)                               1,071,740       1,071,740
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                              1,428,987       1,428,987
Rabobank Nederland
  4.25%, due 1/27/06 (d)                              1,250,363       1,250,363
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                               1,786,233       1,786,233
Societe Generale
  4.30%, due 1/30/06 (d)                                893,117         893,117
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                                893,117         893,117
UBS AG
  4.26%, due 1/19/06 (d)                              1,786,233       1,786,233
  4.29%, due 1/12/06 (d)                              1,250,363       1,250,363

                                                      PRINCIPAL
                                                         AMOUNT           VALUE
TIME DEPOSITS (CONTINUED)
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                            $   357,247   $     357,247
                                                                  -------------
Total Time Deposits
  (Cost $20,112,988)                                                 20,112,988
                                                                  -------------
Total Short-Term Investments
  (Cost $28,361,229)                                                 28,361,229
                                                                  -------------
Total Investments
  (Cost $239,871,492) (f)                                 110.6%    276,168,536(g)
Liabilities in Excess of Cash and Other Assets            (10.6)    (26,415,172)
                                                    -----------   -------------
Net Assets                                                100.0%  $ 249,753,364
                                                    ===========   =============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(f)  The cost for federal income tax purposes is $240,179,967.
(g)  At December 31, 2005 net unrealized appreciation was $35,988,569, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $38,322,577 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,334,008.

 M-236 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost
  $239,871,492) including $26,586,553 market
  value of securities loaned                    $276,168,536
Cash                                               1,983,885
Receivables:
  Investment securities sold                      22,832,279
  Fund shares sold                                   326,934
  Dividends and interest                             272,976
Other assets                                           2,870
                                                -------------
    Total assets                                 301,587,480
                                                -------------

LIABILITIES:
Securities lending collateral                     28,361,229
Payables:
  Investment securities purchased                 23,152,419
  Manager                                            177,390
  Shareholder communication                           43,710
  Professional                                        30,217
  Fund shares redeemed                                19,574
  NYLIFE Distributors                                 18,477
  Custodian                                           12,090
Accrued expenses                                      19,010
                                                -------------
    Total liabilities                             51,834,116
                                                -------------
Net assets                                      $249,753,364
                                                =============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    116,434
  Service Class                                       65,792
Additional paid-in capital                       211,574,559
Accumulated undistributed net investment
  income                                               1,117
Accumulated undistributed net realized gain on
  investments                                      1,698,418
Net unrealized appreciation on investments        36,297,044
                                                -------------
Net assets                                      $249,753,364
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $159,762,067
                                                =============
Shares of capital stock outstanding               11,643,369
                                                =============
Net asset value per share outstanding           $      13.72
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 89,991,297
                                                =============
Shares of capital stock outstanding                6,579,196
                                                =============
Net asset value per share outstanding           $      13.68
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 2,983,659
  Income from securities loaned--net                  21,010
  Interest                                            19,732
                                                 ------------
    Total income                                   3,024,401
                                                 ------------
EXPENSES:
  Manager                                          1,727,670
  Distribution and service--Service Class            156,598
  Professional                                        54,511
  Custodian                                           50,962
  Shareholder communication                           27,461
  Directors                                           14,325
  Miscellaneous                                       30,347
                                                 ------------
    Total expenses                                 2,061,874
                                                 ------------
Net investment income                                962,527
                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                  19,639,923
Net change in unrealized appreciation on
  investments                                     10,175,553
                                                 ------------
Net realized and unrealized gain on investments   29,815,476
                                                 ------------
Net increase in net assets resulting from
  operations                                     $30,778,003
                                                 ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $41.

 M-238 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                        2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income          $    962,527   $    689,176
 Net realized gain on
  investments                     19,639,923      8,341,960
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions               --            990
 Net change in unrealized
  appreciation on investments     10,175,553     17,978,513
                                ---------------------------
 Net increase in net assets
  resulting from operations       30,778,003     27,010,639
                                ---------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Initial Class                    (827,840)      (553,375)
   Service Class                    (309,626)      (128,738)

 From net realized gain on
  investments:
   Initial Class                 (14,846,471)    (2,585,993)
   Service Class                  (8,350,470)      (875,838)
                                ---------------------------
 Total dividends and
  distributions to
  shareholders                   (24,334,407)    (4,143,944)
                                ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                  32,620,625     57,048,634
   Service Class                  40,661,989     28,371,406

 Net asset value of shares issued to
  shareholders in reinvestment
  of dividends and distributions:
   Initial Class                  15,674,311      3,139,368
   Service Class                   8,660,096      1,004,576
                                ---------------------------
                                  97,617,021     89,563,984
 Cost of shares redeemed:
   Initial Class                 (22,191,388)    (5,180,326)
   Service Class                  (2,955,610)      (691,945)
                                ---------------------------
                                 (25,146,998)    (5,872,271)
                                ---------------------------
    Increase in net assets
     derived from capital
     share transactions           72,470,023     83,691,713
                                ---------------------------
    Net increase in net assets    78,913,619    106,558,408

                                        2005           2004

NET ASSETS:
Beginning of year               $170,839,745   $ 64,281,337
                                ---------------------------
End of year                     $249,753,364   $170,839,745
                                ===========================
Accumulated undistributed net
 investment income at end of
 year                           $      1,117   $     12,994
                                ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                    INITIAL CLASS
                                ------------------------------------------------------
                                                                            JULY 2,
                                                                            2001(A)
                                                                            THROUGH
                                        YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                  2005       2004      2003      2002         2001
Net asset value at beginning
 of period                      $  13.12   $  11.01   $  8.16   $  9.40     $ 10.00
                                --------   --------   -------   -------     -------
Net investment income               0.07       0.06      0.05(b)    0.02       0.02
Net realized and unrealized
 gain (loss) on investments         2.02       2.39      2.84     (1.24)      (0.60)
                                --------   --------   -------   -------     -------
Total from investment
 operations                         2.09       2.45      2.89     (1.22)      (0.58)
                                --------   --------   -------   -------     -------
Less dividends and
 distributions:
 From net investment income        (0.08)     (0.06)    (0.04)    (0.02)      (0.02)
 From net realized gain on
   investments                     (1.41)     (0.28)       --        --          --
                                --------   --------   -------   -------     -------
Total dividends and
 distributions                     (1.49)     (0.34)    (0.04)    (0.02)      (0.02)
                                --------   --------   -------   -------     -------
Net asset value at end of
 period                         $  13.72   $  13.12   $ 11.01   $  8.16     $  9.40
                                ========   ========   =======   =======     =======
Total investment return            15.86%     22.27%    35.43%   (12.92%)     (5.86%)(c)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income            0.54%      0.70%     0.55%     0.39%       0.44% +
   Net expenses                     0.94%      0.98%     0.98%     0.98%       0.98% +
   Expenses (before
     waiver/reimbursement)          0.94%      1.04%     1.18%     1.34%       1.84% +
Portfolio turnover rate              159%       185%      202%      217%         74%
Net assets at end of period
 (in 000's)                     $159,762   $128,178   $55,351   $27,936     $12,741

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service of 0.25%.
+    Annualized.

 M-240 MainStay VP Mid Cap Core Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                   SERVICE CLASS
----------------------------------------------------
                                          JUNE 5,
                                          2003(A)
           YEAR ENDED                     THROUGH
          DECEMBER 31,                  DECEMBER 31,
     2005              2004                 2003
    $ 13.10           $ 11.00              $ 9.28
    -------           -------              ------
       0.03              0.04                0.03(b)
       2.01              2.38                1.72
    -------           -------              ------
       2.04              2.42                1.75
    -------           -------              ------
      (0.05)            (0.04)              (0.03)
      (1.41)            (0.28)                 --
    -------           -------              ------
      (1.46)            (0.32)              (0.03)
    -------           -------              ------
    $ 13.68           $ 13.10              $11.00
    =======           =======              ======
      15.57%            21.96%              18.89%(c)
       0.29%             0.45%               0.30%+(d)
       1.19%             1.23%               1.23%+
       1.19%             1.29%               1.43%+
        159%              185%                202%
    $89,991           $42,662              $8,930

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       SINCE
TOTAL RETURNS              YEAR(1)   INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                  17.10%     7.05%

                                            (After Portfolio operating expenses)

                                          MAINSTAY VP MID
                                             CAP GROWTH           S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                             PORTFOLIO                INDEX                  INDEX               GROWTH INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                9157                   9844                   9181                   9174
                                                6538                   8416                   6510                   6660
                                                9466                  11413                   9525                   9505
                                               11607                  13295                  10915                  10976
12/31/05                                       13592                  14964                  11807                  12304

  ---- MainStay VP Mid Cap Growth Portfolio -- S&P MidCap 400 Index

  ---- Russell 2500 Growth Index
  ---- Russell MidCap Growth Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       SINCE
TOTAL RETURNS              YEAR(1)   INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                  16.80%     6.78%

                                            (After Portfolio operating expenses)

                                          MAINSTAY VP MID
                                             CAP GROWTH           S&P MIDCAP 400      RUSSELL 2500 GROWTH       RUSSELL MIDCAP
                                             PORTFOLIO                INDEX                  INDEX               GROWTH INDEX
                                          ---------------         --------------      -------------------       --------------
7/2/01                                         10000                  10000                  10000                  10000
                                                9145                   9844                   9181                   9174
                                                6514                   8416                   6510                   6660
                                                9408                  11413                   9525                   9505
                                               11506                  13295                  10915                  10976
12/31/05                                       13439                  14964                  11807                  12304

  ---- MainStay VP Mid Cap Growth Portfolio -- S&P MidCap 400 Index

  ---- Russell 2500 Growth Index
  ---- Russell MidCap Growth Index

                                                               ONE      SINCE
BENCHMARKS                                                    YEAR    INCEPTION

Russell Midcap(R) Growth Index*                               12.10%    4.71%
Russell 2500(R) Growth Index*                                 8.17      3.76
S&P MidCap 400(R) Index*                                      12.56     9.37

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 17.07% for the Initial Class and 16.78% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-242   MainStay VP Mid Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP GROWTH PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                                                               VALUE (BASED
                                                       ENDING ACCOUNT                         ON HYPOTHETICAL
                                                        VALUE (BASED                           5% ANNUALIZED
                                       BEGINNING         ON ACTUAL           EXPENSES           RETURN AND           EXPENSES
                                        ACCOUNT         RETURNS AND            PAID               ACTUAL               PAID
                                         VALUE           EXPENSES)            DURING             EXPENSES)            DURING
SHARE CLASS                             7/1/05            12/31/05          PERIOD(1,2)          12/31/05           PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                          $1,000.00         $1,107.05             $4.20             $1,021.05             $4.02
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                          $1,000.00         $1,105.70             $5.52             $1,019.80             $5.29
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.79% for Initial Class, 1.04% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $4.30 and $5.63 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $4.13 and $5.40 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-243

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            99.6%
Short-Term Investments (collateral from securities lending
  is 15.8%)                                                              18.0
Liabilities in Excess of Cash and Other Assets                          -17.6

See Portfolio of Investments on page M-248 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Peabody Energy Corp.
 2.  Arch Coal, Inc.
 3.  Coventry Health Care, Inc.
 4.  Chico's FAS, Inc.
 5.  Tesoro Corp.
 6.  National-Oilwell Varco, Inc.
 7.  D.R. Horton, Inc.
 8.  Alliant Techsystems, Inc.
 9.  Newfield Exploration Co.
10.  Eagle Materials, Inc.

 M-244   MainStay VP Mid Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are similar to the market capitalizations of companies in the Russell Midcap(R) Growth Index,* and it invests primarily in U.S. common stocks and securities related to U.S. common stocks. MacKay Shields, the Portfolio's subadvisor, selects investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

In implementing this process, we use a flexible approach and may invest in various types of companies and securities. We look for stocks and companies that we believe may be poised for a rise in price or an acceleration in earnings growth--possibly because of special factors such as new management, new products, changes in consumer demand, or changes in the economy. We may sell a stock if its earnings growth rate decelerates, if it appears overvalued in relation to its growth rate or peer group, or if the stock no longer appears likely to help the Portfolio meet its investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Mid Cap Growth Portfolio returned 17.10% for Initial Class shares and 16.80% for Service Class shares. Both share classes outperformed the 10.61% return of the average Lipper* Variable Products Mid-Cap Growth Portfolio over the same period. Both share classes also outperformed the 12.10% return of the Russell Midcap(R) Growth Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

The Portfolio's outperformance resulted primarily from favorable security selection in the health care, consumer discretionary, industrials, and materials sectors. An overweighted position in energy and an underweighted position in information technology also helped performance. On the other hand, stock selection in the financials and information technology sectors detracted from performance.

WHAT MAJOR FACTORS AFFECTED THE STOCK MARKET IN 2005?

Among the significant factors that influenced the stock market in 2005 were Federal Reserve interest-rate hikes, high energy prices, rising inflation, and an apparent slowdown in the growth rate of corporate earnings and the economy. The potential impact of major hurricanes on the economy also weighed heavily on the minds of investors.

WHAT KEY MANAGEMENT DECISIONS AFFECTED THE PORTFOLIO'S PERFORMANCE?

Our decision to maintain an overweighted position in the consumer discretionary and energy sectors had a positive effect on the Portfolio's performance in 2005. Our decision to maintain an underweighted position in information technology also had a positive impact on performance.

WHICH STOCKS MADE THE GREATEST POSITIVE CONTRIBUTION TO THE PORTFOLIO'S PERFORMANCE IN 2005?

There were several. Peabody Energy, the world's leading coal producer, experienced robust earnings growth because of strong demand, higher shipments, and firmer coal prices. Arch Coal, like its competitor Peabody Energy, registered strong financial results because of healthy worldwide demand for coal and sharply higher prices.


Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-245

The stock price of managed health care services company Pacificare Health Systems rose sharply when rival UnitedHealth Group made a takeover offer at a substantial premium. Coventry Health Care, a diversified managed health care services company, benefited from solid enrollment growth, decent premium increases, and stringent medical cost containment.

Chico's FAS, a specialty retailer of private-label casual and formal apparel for women, advanced on strong sales and earnings performance, driven by solid merchandising and marketing strategies and by management's execution of the company's business plan.

Oil & gas drilling services company National-Oilwell Varco benefited from higher commodity prices and from the company's worldwide reach and solid positioning in many markets.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE?

First Marblehead is a Boston-based provider of student loan services. The company's stock price tumbled after Bank of America, a key client, rejected the automatic renewal of its contract with First Marblehead for direct-to-consumer private student loans.

VeriSign provides Internet-based trust services that help enterprises and individuals conduct secure electronic commerce and communications. The company's stock suffered a temporary setback on reports of a slowdown in VeriSign's communication services business.

Cooper Cos. manufactures and markets eye-care products as well as diagnostic and surgical instruments. The stock pulled back sharply on concerns about heightened competition in a key line of contact lenses and difficulties integrating the acquisition of Ocular Sciences.

Revenue growth at Acxiom, a leading provider of information management solutions, came under pressure on several fronts. European volumes declined, customers consolidated (especially among banks), and competition from IBM continued. Domestically, the company faced technological risks that pressured financial results.

Pacific Sunwear is a specialty retailer of private-label casual apparel for young men and women. The company's stock declined on weaker-than-expected comparable-store sales growth.

Maverick Tube manufactures and markets steel tubular products to the oil field services industry. The company's stock declined on concerns that growing competition from rising imports of carbon-grade drilling tubular goods would put pressure on pricing and make it difficult for the company to meet its revenue and earnings goals.

We sold the Portfolio's positions in First Marblehead, Pacific Sunwear, Acxiom, and Maverick Tube in 2005.

WHAT WERE SOME OF THE PORTFOLIO'S SIGNIFICANT PURCHASES DURING 2005?

In 2005, we added a number of health care names to the Portfolio. Among them were Omnicare, a pharmacy and data management company that's making timely accretive acquisitions; Health Net and WellChoice, two managed care companies benefiting from strong enrollment and pricing trends; Health Management Associates, a Naples-based hospital management company that's taking advantage of favorable Florida demographics; and Invitrogen, a research products and services company that's enjoying double-digit bottom-line growth.

In the energy sector, we purchased Tesoro, a refiner and marketer of petroleum products whose sales and earnings are benefiting from strong industry fundamentals. We also added, oil and natural gas contract driller Atwood Oceanics and coal producer Massey Energy.

In the consumer discretionary sector, the Portfolio purchased American Eagle Outfitters, a specialty retailer of men's and women's casual apparel, footwear, and accessories. The company is enjoying healthy same-store sales trends nationwide. The Portfolio also added Las Vegas Sands to take advantage of the growing popularity of Las Vegas as a vacation destination.

WHAT STOCKS DID THE PORTFOLIO SELL?

In addition to the detractors we already mentioned, the Portfolio sold its position in St. Jude Medical, a maker of implantable medical devices, when the company's market capitalization moved well outside our mid-cap limits. We eliminated credit-card company First Providian after Washington Mutual offered a substantial premium for the shares. We sold Doral Financial and Patterson Companies because their business fundamentals deteriorated.

 M-246   MainStay VP Mid Cap Growth Portfolio

HOW DID THE PORTFOLIO'S WEIGHTINGS CHANGE IN 2005?

During the 12-month period ended December 31, 2005, the Portfolio significantly increased its weighting in the energy sector. We also increased the Portfolio's weighting in health care, industrials, and materials. During the year, we decreased the Portfolio's weighting in the financials and information technology sectors.

As of December 31, 2005, the Portfolio was overweighted relative to the Russell Midcap(R) Growth Index* in the consumer discretionary, energy, financials, health care, and materials sectors. At the same time, the Portfolio was underweighted in industrials and information technology. At the end of the reporting period, the Portfolio had no representation in the consumer staples, telecommunication services, or utilities sectors.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP MID CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED

                                                 www.MAINSTAYfunds.com     M-247

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES          VALUE
COMMON STOCKS (99.6%)+
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
V  Alliant Techsystems, Inc. (a)                        72,000   $  5,484,240
L-3 Communications Holdings, Inc.                       44,700      3,323,445
                                                                 ------------
                                                                    8,807,685
                                                                 ------------
AUTOMOBILES (0.8%)
Winnebago Industries, Inc. (b)                          72,600      2,416,128
                                                                 ------------

BIOTECHNOLOGY (1.9%)
Invitrogen Corp. (a)(b)                                 46,200      3,078,768
MannKind Corp. (a)(b)                                  218,200      2,456,932
                                                                 ------------
                                                                    5,535,700
                                                                 ------------
BUILDING PRODUCTS (2.6%)
Lennox International, Inc.                             103,400      2,915,880
Simpson Manufacturing Co., Inc.                        130,500      4,743,675
                                                                 ------------
                                                                    7,659,555
                                                                 ------------
CAPITAL MARKETS (1.5%)
Affiliated Managers Group, Inc. (a)(b)                  57,350      4,602,337
                                                                 ------------

CHEMICALS (1.5%)
Scotts Miracle-Gro Co. (The) Class A                    97,300      4,401,852
                                                                 ------------
COMMERCIAL BANKS (2.0%)
UCBH Holdings, Inc.                                    107,400      1,920,312
Westcorp                                                59,100      3,936,651
                                                                 ------------
                                                                    5,856,963
                                                                 ------------
COMMUNICATIONS EQUIPMENT (0.1%)
Avocent Corp. (a)                                       14,800        402,412
                                                                 ------------

COMPUTERS & PERIPHERALS (0.7%)
QLogic Corp. (a)                                        60,900      1,979,859
                                                                 ------------

CONSTRUCTION & ENGINEERING (1.5%)
Fluor Corp.                                             57,500      4,442,450
                                                                 ------------

CONSTRUCTION MATERIALS (1.9%)
V  Eagle Materials, Inc. (b)                            43,789      5,358,022
Eagle Materials, Inc. Class B                            2,581        303,964
                                                                 ------------
                                                                    5,661,986
                                                                 ------------
CONSUMER FINANCE (1.1%)
Capital One Financial Corp.                             37,100      3,205,440
                                                                 ------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
Amphenol Corp. Class A                                  24,400      1,079,944
CDW Corp.                                               21,300      1,226,241
Symbol Technologies, Inc.                                  485          6,218
                                                                 ------------
                                                                    2,312,403
                                                                 ------------


                                                        SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (4.7%)
Atwood Oceanics, Inc. (a)                               56,800   $  4,432,104
ENSCO International, Inc.                               91,700      4,066,895
V  National-Oilwell Varco, Inc. (a)                     89,600      5,617,920
                                                                 ------------
                                                                   14,116,919
                                                                 ------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.1%)
Cooper Cos., Inc. (The) (b)                             47,200      2,421,360
Cytyc Corp. (a)                                        120,300      3,396,069
Fisher Scientific International, Inc. (a)               34,300      2,121,798
Hospira, Inc. (a)                                       72,200      3,088,716
Varian Medical Systems, Inc. (a)                        83,600      4,208,424
                                                                 ------------
                                                                   15,236,367
                                                                 ------------
HEALTH CARE PROVIDERS & SERVICES (12.4%)
Caremark Rx, Inc. (a)                                   57,300      2,967,567
V  Coventry Health Care, Inc. (a)(b)                   118,950      6,775,392
Health Management
  Associates, Inc. Class A                             117,700      2,584,692
Health Net, Inc. (a)                                    86,200      4,443,610
Henry Schein, Inc. (a)(b)                               68,800      3,002,432
Omnicare, Inc.                                          90,300      5,166,966
Pharmaceutical Product Development, Inc.                64,500      3,995,775
Sierra Health Services, Inc. (a)                        65,400      5,229,384
WellPoint, Inc. (a)                                     33,015      2,634,248
                                                                 ------------
                                                                   36,800,066
                                                                 ------------
HEALTH CARE-SERVICES (1.0%)
Quest Diagnostics, Inc.                                 56,200      2,893,176
                                                                 ------------

HOTELS, RESTAURANTS & LEISURE (4.0%)
Boyd Gaming Corp.                                       84,500      4,027,270
Las Vegas Sands Corp. (a)(b)                            85,600      3,378,632
Penn National Gaming, Inc. (a)                         132,100      4,352,695
                                                                 ------------
                                                                   11,758,597
                                                                 ------------
HOUSEHOLD DURABLES (14.1%)
Centex Corp.                                            58,500      4,182,165
V  D.R. Horton, Inc.                                   155,600      5,559,588
Garmin, Ltd. (b)                                        62,200      4,126,970
Harman International Industries, Inc. (b)               38,000      3,718,300
Hovnanian Enterprises, Inc. Class A (a)(b)              65,700      3,261,348
KB HOME (b)                                             66,000      4,795,560
Lennar Corp. Class A                                    54,400      3,319,488
M.D.C. Holdings, Inc.                                   45,538      2,822,445
+ Percentages indicated are based on Portfolio net assets.
V AMONG THE FUND'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS. MAY
  BE SUBJECT TO CHANGE DAILY.

 M-248 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES          VALUE
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (CONTINUED)
Mohawk Industries, Inc. (a)                             35,700   $  3,105,186
Ryland Group, Inc.                                      53,600      3,866,168
Stanley Works (The)                                     66,000      3,170,640
                                                                 ------------
                                                                   41,927,858
                                                                 ------------
INSURANCE (2.4%)
LandAmerica Financial Group, Inc. (b)                   55,500      3,463,200
W.R. Berkley Corp.                                      78,200      3,723,884
                                                                 ------------
                                                                    7,187,084
                                                                 ------------
INTERNET SOFTWARE & SERVICES (0.7%)
VeriSign, Inc. (a)(b)                                   96,300      2,110,896
                                                                 ------------

IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (a)          52,700      3,118,786
                                                                 ------------

MACHINERY (4.1%)
Oshkosh Truck Corp.                                     84,900      3,785,691
Terex Corp. (a)                                         73,000      4,336,200
Toro Co. (The)                                          96,100      4,206,297
                                                                 ------------
                                                                   12,328,188
                                                                 ------------
METALS & MINING (1.8%)
Commercial Metals Co.                                  121,100      4,546,094
Steel Dynamics, Inc. (b)                                26,400        937,464
                                                                 ------------
                                                                    5,483,558
                                                                 ------------
OIL, GAS & CONSUMABLE FUELS (12.8%)
V  Arch Coal, Inc. (b)                                  98,500      7,830,750
Bois d'Arc Energy, Inc. (a)(b)                         141,800      2,248,948
Holly Corp.                                             62,200      3,661,714
Massey Energy Co. (b)                                  102,300      3,874,101
V  Newfield Exploration Co. (a)                        108,800      5,447,616
V  Peabody Energy Corp.                                110,400      9,099,168
V  Tesoro Corp.                                         94,800      5,834,940
                                                                 ------------
                                                                   37,997,237
                                                                 ------------
PHARMACEUTICALS (1.4%)
Endo Pharmaceuticals Holdings, Inc. (a)                134,100      4,057,866
                                                                 ------------

REAL ESTATE (1.5%)
St. Joe Co. (The) (b)                                   64,400      4,328,968
                                                                 ------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
Altera Corp. (a)                                        47,500        880,175
                                                                 ------------

SOFTWARE (3.7%)
Activision, Inc. (a)                                   213,066      2,927,527
Amdocs, Ltd. (a)                                        29,800        819,500


                                                        SHARES          VALUE
SOFTWARE (CONTINUED)
Autodesk, Inc.                                          93,400   $  4,011,530
FactSet Research Systems, Inc.                          78,500      3,231,060
                                                                 ------------
                                                                   10,989,617
                                                                 ------------
SPECIALTY RETAIL (5.6%)
American Eagle Outfitters, Inc.                        155,900      3,582,582
V  Chico's FAS, Inc. (a)                               136,600      6,000,838
Michaels Stores, Inc.                                   95,400      3,374,298
Sherwin-Williams Co. (The)                              79,100      3,592,722
                                                                 ------------
                                                                   16,550,440
                                                                 ------------
TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach, Inc. (a)                                        133,200      4,440,888
                                                                 ------------

THRIFTS & MORTGAGE FINANCE (2.1%)
Fremont General Corp. (b)                               88,700      2,060,501
IndyMac Bancorp, Inc. (b)                              107,800      4,206,356
                                                                 ------------
                                                                    6,266,857
                                                                 ------------
Total Common Stocks
  (Cost $217,507,628)                                             295,758,313
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
SHORT-TERM INVESTMENTS (18.0%)
-----------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.7%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (c)(d)                         $2,071,199      2,071,199
                                                                 ------------
Total Certificate of Deposit
  (Cost $2,071,199)                                                 2,071,199
                                                                 ------------

COMMERCIAL PAPER (3.6%)
CIESCO, Inc.
  4.295%, due 1/26/06 (c)                            1,047,641      1,047,641
Clipper Receivables Corp.
  4.274%, due 1/17/06 (c)                              575,354        575,354
Compass Securitization
  4.267%, due 1/5/06 (c)                               875,780        875,780
General Electric Capital Corp.
  4.25%, due 1/24/06 (c)                             2,917,234      2,917,234
Paradigm Funding LLC
  4.276%, due 1/6/06 (c)                               876,452        876,452
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (c)                             1,479,427      1,479,427
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (c)                            1,468,171      1,468,171
Ranger Funding LLC
  4.269%, due 1/11/06 (c)                            1,479,427      1,479,427
                                                                 ------------
Total Commercial Paper
  (Cost $10,719,486)                                               10,719,486
                                                                 ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------
FEDERAL AGENCY (2.2%)
Federal National Mortgage Association (Discount
  Note)
  3.35%, due 1/3/06                                 $6,370,000   $  6,368,222
                                                                 ------------
Total Federal Agency
  (Cost $6,368,222)                                                 6,368,222
                                                                 ------------

                                                        SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (c)                872,342        872,342
                                                                 ------------
Total Investment Company
  (Cost $872,342)                                                     872,342
                                                                 ------------
                                                     PRINCIPAL
                                                        AMOUNT
TIME DEPOSITS (11.2%)
Abbey National PLC
  4.29%, due 1/3/06 (c)                             $2,662,969      2,662,969
Bank of America
  4.27%, due 1/27/06 (c)(d)                          2,367,084      2,367,084
Bank of Montreal
  4.25%, due 1/17/06 (c)                             2,367,084      2,367,084
BNP Paribas
  4.265%, due 1/26/06 (c)                            3,846,511      3,846,511
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (c)                             1,952,844      1,952,844
Dexia Group
  4.265%, due 1/6/06 (c)                             2,367,084      2,367,084
Fortis Bank
  4.25%, due 1/9/06 (c)                              1,775,313      1,775,313
Halifax Bank of Scotland
  4.26%, due 1/31/06 (c)                             2,367,084      2,367,084
Rabobank Nederland
  4.25%, due 1/27/06 (c)                             2,071,198      2,071,198

                                                     PRINCIPAL
                                                        AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Royal Bank of Scotland
  4.26%, due 1/6/06 (c)                             $2,958,855   $  2,958,855
Societe Generale
  4.30%, due 1/30/06 (c)                             1,479,427      1,479,427
Toronto Dominion Bank
  4.30%, due 1/26/06 (c)                             1,479,427      1,479,427
UBS AG
  4.26%, due 1/19/06 (c)                             2,958,855      2,958,855
  4.29%, due 1/12/06 (c)                             2,071,198      2,071,198
Wells Fargo & Co.
  4.34%, due 1/13/06 (c)                               591,771        591,771
                                                                 ------------
Total Time Deposits
  (Cost $33,316,704)                                               33,316,704
                                                                 ------------
Total Short-Term Investments
  (Cost $53,347,953)                                               53,347,953
                                                                 ------------
Total Investments
  (Cost $270,855,581) (e)                                117.6%   349,106,266(f)
Liabilities in Excess of Cash and Other Assets           (17.6)   (52,275,413)
                                                    ----------   ------------
Net Assets                                               100.0%  $296,830,853
                                                    ==========   ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(e)  The cost for federal income tax purposes is $271,292,193.
(f) At December 31, 2005 net unrealized appreciation was $77,814,073, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $80,976,188 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $3,162,115.

 M-250 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $270,855,581) including
  $45,427,088 market value of securities
  loaned                                        $349,106,266
Cash                                                   5,905
Receivables:
  Investment securities sold                       5,466,637
  Fund shares sold                                   460,568
  Dividends and interest                             122,273
Other assets                                           3,311
                                                ------------
    Total assets                                 355,164,960
                                                ------------
LIABILITIES:
Securities lending collateral                     46,979,731
Payables:
  Investment securities purchased                 10,902,210
  Manager                                            187,706
  Fund shares redeemed                               129,982
  Shareholder communication                           51,538
  Professional                                        31,435
  NYLIFE Distributors                                 27,713
  Custodian                                            7,607
Accrued expenses                                      16,185
                                                ------------
    Total liabilities                             58,334,107
                                                ------------
Net assets                                      $296,830,853
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    120,358
  Service Class                                       98,765
Additional paid-in capital                       212,802,144
Accumulated undistributed net realized gain on
  investments                                      5,558,901
Net unrealized appreciation on investments        78,250,685
                                                ------------
Net assets                                      $296,830,853
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $163,513,674
                                                ============
Shares of capital stock outstanding               12,035,775
                                                ============
Net asset value per share outstanding           $      13.59
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $133,317,179
                                                ============
Shares of capital stock outstanding                9,876,511
                                                ============
Net asset value per share outstanding           $      13.50
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                      $ 1,218,204
  Interest                                            97,674
  Income from securities loaned -- net                82,819
                                                 -----------
    Total income                                   1,398,697
                                                 -----------
EXPENSES:
  Manager                                          1,792,251
  Distribution and service -- Service Class          244,022
  Professional                                        57,877
  Shareholder communication                           28,137
  Custodian                                           25,983
  Directors                                           16,375
  Miscellaneous                                       25,361
                                                 -----------
    Total expenses before reimbursement            2,190,006
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))                (64,700)
                                                 -----------
  Net expenses                                     2,125,306
                                                 -----------
Net investment loss                                 (726,609)
                                                 -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                   9,531,506
Net change in unrealized appreciation on
 investments                                      29,651,408
                                                 -----------
Net realized and unrealized gain on investments   39,182,914
                                                 -----------
Net increase in net assets resulting from
 operations                                      $38,456,305
                                                 ===========

 M-252 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                          2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss              $   (726,609)  $   (569,901)
 Net realized gain on
  investments                        9,531,506      4,467,613
 Net change in unrealized
  appreciation on investments       29,651,408     29,489,311
                                  ---------------------------
 Net increase in net assets
  resulting from operations         38,456,305     33,387,023
                                  ---------------------------
Distributions to shareholders:
 From net realized gain on
  investments:
   Initial Class                       (73,365)            --
   Service Class                       (59,926)            --
                                  ---------------------------
 Total distributions to
  shareholders                        (133,291)            --
                                  ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    38,999,507     35,057,296
   Service Class                    53,887,831     46,396,892
 Net asset value of shares
  issued to shareholders in
  reinvestment of distributions:
   Initial Class                        73,365             --
   Service Class                        59,926             --
                                  ---------------------------
                                    93,020,629     81,454,188

 Cost of shares redeemed:
   Initial Class                   (25,288,667)   (13,969,281)
   Service Class                    (6,219,909)    (4,498,876)
                                  ---------------------------
                                   (31,508,576)   (18,468,157)
                                  ---------------------------
    Increase in net assets
     derived from capital share
     transactions                   61,512,053     62,986,031
                                  ---------------------------
    Net increase in net assets      99,835,067     96,373,054

NET ASSETS:
Beginning of year                  196,995,786    100,622,732
                                  ---------------------------
End of year                       $296,830,853   $196,995,786
                                  ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                             INITIAL CLASS
                                ------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                    2005           2004           2003           2002           2001
Net asset value at beginning
  of period                       $  11.61       $   9.47       $  6.54        $  9.16        $ 10.00
                                  --------       --------       -------        -------        -------
Net investment loss (b)              (0.03)         (0.03)        (0.04)         (0.05)         (0.02)
Net realized and unrealized
  gain (loss) on investments          2.02           2.17          2.97          (2.57)         (0.82)
                                  --------       --------       -------        -------        -------
Total from investment
  operations                          1.99           2.14          2.93          (2.62)         (0.84)
                                  --------       --------       -------        -------        -------
Less distributions:
    From net realized gain on
      investments                    (0.01)            --            --             --             --
                                  --------       --------       -------        -------        -------
Net asset value at end of
  period                          $  13.59       $  11.61       $  9.47        $  6.54        $  9.16
                                  ========       ========       =======        =======        =======
Total investment return              17.10%(e)      22.61%        44.78%        (28.59%)        (8.43%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss              (0.21%)        (0.32%)       (0.57%)        (0.67%)        (0.41%)+
    Net expenses                      0.79%          0.88%         0.97%          0.97%          0.97%+
    Expenses (before
      reimbursement)                  0.81%          0.88%         0.97%          1.10%          1.79%+
Portfolio turnover rate                 26%            50%           38%           163%            57%
Net assets at end of period
  (in 000's)                      $163,514       $127,345       $83,839        $23,230        $13,967

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 17.07% and 16.78% for the Initial Class and
     Service Class, respectively, for the year ended December 31,
     2005. (see Note 3(B)).
+    Annualized.

 M-254 MainStay VP Mid Cap Growth Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                          SERVICE CLASS
    ----------------------------------------------------------
                                                    JUNE 5,
                                                    2003(A)
                                                    THROUGH
          YEAR ENDED DECEMBER 31,                 DECEMBER 31,
        2005                   2004                   2003
      $  11.56               $  9.45                $  7.77
      --------               -------                -------
         (0.06)                (0.05)                 (0.03)
          2.01                  2.16                   1.71
      --------               -------                -------
          1.95                  2.11                   1.68
      --------               -------                -------
         (0.01)                   --                     --
      --------               -------                -------
      $  13.50               $ 11.56                $  9.45
      ========               =======                =======
         16.80%(e)             22.30%                 21.71%(c)
         (0.46%)               (0.57%)                (0.82%)+(d)
          1.04%                 1.13%                  1.22%+
          1.06%                 1.13%                  1.22%+
            26%                   50%                    38%
      $133,317               $69,651                $16,783

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP MID CAP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       SINCE
TOTAL RETURNS              YEAR(1)   INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   5.70%     6.97%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/2/01                                                    10000                       10000                       10000
                                                           9897                        9561                        9909
                                                           8455                        8077                        8953
                                                          10904                       10503                       12362
                                                          12817                       12235                       15292
12/31/05                                                  13548                       13098                       17226

  ---- MainStay VP Mid Cap Value Portfolio -- Russell 1000 Value Index

  ---- Russell Midcap Value Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE       SINCE
TOTAL RETURNS              YEAR(1)   INCEPTION
----------------------------------------------
After Portfolio operating
  expenses                   5.43%     6.70%

                                            (After Portfolio operating expenses)

                                                   MAINSTAY VP MID CAP                                    RUSSELL MIDCAP VALUE
                                                     VALUE PORTFOLIO        RUSSELL 1000 VALUE INDEX              INDEX
                                                   -------------------      ------------------------      --------------------
7/2/01                                                    10000                       10000                       10000
                                                           9885                        9561                        9909
                                                           8424                        8077                        8953
                                                          10837                       10503                       12362
                                                          12706                       12235                       15292
12/31/05                                                  13396                       13098                       17226

  ---- MainStay VP Mid Cap Value Portfolio -- Russell 1000 Value Index

  ---- Russell Midcap Value Index

                                                               ONE       SINCE
BENCHMARKS                                                    YEAR     INCEPTION

Russell Midcap(R) Value Index*                                12.65%     12.85%
Russell 1000(R) Value Index*                                   7.05       6.18

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 5.67% for the Initial Class and 5.40% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-256   MainStay VP Mid Cap Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP MID CAP VALUE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED          EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND             PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)         DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD(1,2)
-------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,047.10             $3.72             $1,021.40              $3.67
-------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,045.75             $5.00             $1,020.15              $4.94
-------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.72% for Initial Class, 0.97% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $3.87 and $5.16 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $3.82 and $5.09 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-257

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            92.1%
Short-Term Investments (collateral for securities lending is
  14.8%)                                                                 20.9
Investment Company                                                        3.0
Purchased Put Options                                                     0.0*
Liabilities in Excess of Cash and Other Assets                          -16.0

* Less than one-tenth of one percent.

See Portfolio of Investments on page M-261 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Abitibi-Consolidated, Inc.
 2.  PMI Group, Inc. (The)
 3.  Owens-Illinois, Inc.
 4.  Transocean, Inc.
 5.  GlobalSantaFe Corp.
 6.  iShares Russell Midcap Value Index Fund
 7.  Pride International, Inc.
 8.  Rowan Cos., Inc.
 9.  ENSCO International, Inc.
10.  Molex, Inc. Class A

 M-258   MainStay VP Mid Cap Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Richard A. Rosen and Mark T. Spellman of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in common and preferred stock of companies with market capitalizations that, at the time of investment, are similar to those of companies in the Russell Midcap(R) Value Index.* The Portfolio also may invest up to 20% of its assets in debt securities, U.S. government securities, and cash or cash equivalents. The Portfolio also invests in convertible securities and REITs (real estate investment trusts). In implementing this strategy, MacKay Shields, the Portfolio's subadvisor, seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. In particular, we look for firms that we deem to be undervalued based on a number of factors, including relative valuation, ability to grow dividends, and corporate management.

During 2005, Mark T. Spellman replaced Michael C. Sheridan as a Portfolio Manager for MainStay VP Mid Cap Value Portfolio.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Mid Cap Value Portfolio returned 5.70% for Initial Class shares and 5.43% for Service Class shares. Both share classes underperformed the 6.08% return of the average Lipper* Variable Products Equity Income Portfolio over the same period. Both share classes also underperformed the 12.65% return of the Russell Midcap(R) Value Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

WHAT MAJOR FACTORS AFFECTED THE EQUITY MARKETS IN 2005?

Major stock-market indices advanced in 2005, with all styles and capitalization ranges posting positive results. Mid-cap stocks generally outperformed small- and large-capitalization issues, and value stocks outperformed growth stocks at all capitalization levels.

Energy prices and the tense geopolitical atmosphere were key market concerns in 2005. Prices for both crude oil and natural gas lingered near their record highs during the year, and volatility in energy prices was reflected in the stock market. Major hurricanes disrupted energy and chemical production in the Gulf Coast region, and the economic toll is still being tallied. Consumer confidence dipped following the hurricanes and gasoline prices rose above $3 a gallon, which hurt consumer stocks. Although hurricane losses raised questions about the insurance industry, subsequent data suggested that the overall economic impact was likely to be manageable. Stocks rallied toward the end of the year.

The Federal Open Market Committee raised the targeted federal funds rate eight times during 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) Concerns about a flattening yield curve began to manifest themselves, and the curve actually inverted near the end of the year, with the yield on two-year Treasury notes briefly rising higher than the yield on 10-year Treasurys. Many analysts take an inverted yield curve as a signal that the economy is headed for a slowdown or a recession.

The housing market is one area where growth has been slowing, after several years of rapid advancement. The Federal Reserve has been quite vocal about its desire to slow housing growth and keep prices in check, and recent data suggest that Federal Reserve tightening seems to be having the desired result.

WHICH STOCKS MADE THE GREATEST POSITIVE CONTRIBUTIONS TO THE PORTFOLIO IN 2005?

Positive contributors included offshore contract drillers Transocean, ENSCO International, Rowan, Global Santa Fe, and Pride International. All five companies benefited from high energy prices and significantly higher day rates (the daily amount the companies


The values of debt securities fluctuate depending on various factors, including: interest rates, issuer creditworthiness, prepayment- market conditions, and maturities. Mid-capitalization companies are generally less established and their stocks may be more volatile and less liquid than the securities of larger companies. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the values of the properties owned by the REIT or the securing mortgages held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-259
charge for use of their drilling platforms and equipment). Major hurricanes in the late summer and early fall of 2005 made the already tight drilling-rig supply even tighter. While we remain positive about the fundamentals of the offshore drilling industry in the near term, we began to trim these positions in the latter part of 2005, when they all began to approach our price targets.

WHICH STOCKS DETRACTED FROM THE PORTFOLIO'S PERFORMANCE IN 2005?

Shares of Smurfit-Stone Container, Bowater, and Abitibi-Consolidated all declined for the year, and the Portfolio's positions in these stocks detracted from performance. The paper industry felt the impact of slack demand and of higher energy costs that were difficult to pass on to consumers. We sold the Portfolio's position in Smurfit-Stone Container on concern about the company's restructuring plans. We trimmed the Portfolio's position in Bowater. We purchased shares of Abitibi-Consolidated in March 2005 and continue to hold them because we feel that management is committed to realizing shareholder value.

Shares of farm-equipment maker AGCO slid on disappointing sales and orders. The company saw margins contract more than expected. Seeing few signs of a turnaround in the near future, we reduced the Portfolio's position in the stock. Heavy-duty truck manufacturer Navistar International suffered from cost issues that hindered a recovery in the company's operations and its stock price. Although we were increasingly skeptical that management would make needed operational improvements, heavy-duty truck orders continued to come in at a brisk pace.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES DURING THE YEAR?

We initiated a number of new positions in the Portfolio in 2005, including conglomerate American Standard, nickel producer Inco, and drug maker Forest Labs. Other new positions included Northeast banking company North Fork Bancorp, tax preparer H&R Block, Ohio-based banking company Keycorp, and newspaper companies Tribune and Gannett. All of these stocks met our investment criteria for valuation and free cash flow, and all have a catalyst profile that we believe makes them attractive.

WERE THERE ANY SIGNIFICANT SALES IN 2005?

We eliminated the Portfolio's positions in energy company Kerr-McGee, refiner Premcor, specialty chemical maker Air Products, and engine maker Cummins when the companies' shares hit our respective price targets. Positions in shoe retailer Payless Shoesource, office products retailer OfficeMax, and paper maker MeadWestvaco were sold when we felt that the fundamentals were deteriorating or that our investment thesis was no longer valid. A position in regional bank Hibernia Bancorp was acquired by a third party at a profit for the Portfolio.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END?

As of December 31, 2005, the Portfolio was overweighted relative to the Russell Midcap(R) Index* in the energy, materials, and industrials sectors. At year-end, the Portfolio was underweighted in the financials, utilities, and consumer discretionary sectors.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP MID CAP VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-260   MainStay VP Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                           SHARES          VALUE
COMMON STOCKS (92.1%) +
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.6%)
Raytheon Co.                                              167,100   $  6,709,065
                                                                    ------------

AUTO COMPONENTS (1.7%)
TRW Automotive Holdings Corp. (a)                         270,100      7,117,135
                                                                    ------------
BUILDING PRODUCTS (1.5%)
American Standard Cos., Inc.                              164,300      6,563,785
                                                                    ------------

CHEMICALS (4.3%)
Arch Chemicals, Inc.                                      172,800      5,166,720
Chemtura Corp.                                            698,900      8,876,030
Olin Corp.                                                229,275      4,512,132
                                                                    ------------
                                                                      18,554,882
                                                                    ------------
COMMERCIAL BANKS (5.2%)
Compass Bancshares, Inc.                                  156,970      7,580,081
KeyCorp                                                   157,200      5,176,596
Marshall & Ilsley Corp.                                    96,273      4,143,590
North Fork Bancorporation, Inc.                           194,600      5,324,256
                                                                    ------------
                                                                      22,224,523
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES (2.1%)
Pitney Bowes, Inc.                                        217,800      9,202,050
                                                                    ------------
COMMUNICATIONS EQUIPMENT (1.4%)
Lucent Technologies, Inc. (a)(b)                        2,323,800      6,181,308
                                                                    ------------
CONSUMER FINANCE (1.5%)
Capital One Financial Corp.                                17,391      1,502,582
MBNA Corp.                                                179,400      4,872,504
                                                                    ------------
                                                                       6,375,086
                                                                    ------------
CONTAINERS & PACKAGING (4.7%)
V  Owens-Illinois, Inc. (a)                               727,700     15,310,808
Temple-Inland, Inc.                                       106,800      4,789,980
                                                                    ------------
                                                                      20,100,788
                                                                    ------------
DIVERSIFIED CONSUMER SERVICES (0.8%)
H&R Block, Inc.                                           133,700      3,282,335
                                                                    ------------

ELECTRIC UTILITIES (3.0%)
Entergy Corp.                                              74,200      5,093,830
PPL Corp. (b)                                             261,600      7,691,040
                                                                    ------------
                                                                      12,784,870
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (2.8%)
V  Molex, Inc. Class A                                    488,300     12,007,297
                                                                    ------------


                                                           SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (16.5%)
Diamond Offshore Drilling, Inc. (b)                        69,800   $  4,855,288
V  ENSCO International, Inc.                              277,200     12,293,820
V  GlobalSantaFe Corp. (b)                                283,100     13,631,265
V  Pride International, Inc. (a)                          416,500     12,807,375
V  Rowan Cos., Inc. (a)                                   356,200     12,694,968
V  Transocean, Inc. (a)                                   210,500     14,669,745
                                                                    ------------
                                                                      70,952,461
                                                                    ------------
FOOD & STAPLES RETAILING (2.7%)
Kroger Co. (The) (a)                                      611,100     11,537,568
                                                                    ------------

FOOD PRODUCTS (2.7%)
Cadbury Schweppes PLC ADR (c)                             299,300     11,460,197
                                                                    ------------

HEALTH CARE PROVIDERS & SERVICES (1.9%)
Apria Healthcare Group, Inc. (a)(b)                        85,800      2,068,638
Universal Health Services, Inc. Class B (b)               134,300      6,277,182
                                                                    ------------
                                                                       8,345,820
                                                                    ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
Constellation Energy Group, Inc.                           53,500      3,081,600
                                                                    ------------

INSURANCE (3.0%)
Hartford Financial Services Group, Inc. (The)              99,400      8,537,466
St. Paul Travelers Cos., Inc. (The)                        99,700      4,453,599
                                                                    ------------
                                                                      12,991,065
                                                                    ------------
IT SERVICES (2.1%)
Computer Sciences Corp. (a)                               179,100      9,069,624
                                                                    ------------

LEISURE EQUIPMENT & PRODUCTS (0.9%)
Mattel, Inc.                                              250,800      3,967,656
                                                                    ------------

MACHINERY (2.6%)
AGCO Corp. (a)(b)                                         259,400      4,298,258
Navistar International Corp. (a)                           68,580      1,962,760
Timken Co. (The)                                          146,600      4,694,132
                                                                    ------------
                                                                      10,955,150
                                                                    ------------
MEDIA (3.3%)
Gannett Co., Inc. (b)                                      94,100      5,699,637
Regal Entertainment Group Class A (b)                     150,400      2,860,608
Tribune Co.                                               185,400      5,610,204
                                                                    ------------
                                                                      14,170,449
                                                                    ------------

+ Percentages indicated are based on Portfolio net assets.
V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
  MAY BE SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
METALS & MINING (1.5%)
Inco, Ltd. (a)                                            148,900   $  6,487,573
                                                                    ------------

MULTI-UTILITIES (3.8%)
DTE Energy Co.                                            104,600      4,517,674
PG&E Corp.                                                142,594      5,293,089
Public Service Enterprise Group, Inc.                     100,600      6,535,982
                                                                    ------------
                                                                      16,346,745
                                                                    ------------
PAPER & FOREST PRODUCTS (6.8%)
V  Abitibi-Consolidated, Inc. (b)                       4,937,200     19,995,660
Bowater, Inc. (b)                                         302,710      9,299,251
                                                                    ------------
                                                                      29,294,911
                                                                    ------------
PHARMACEUTICALS (0.7%)
Forest Laboratories, Inc. (a)                              78,600      3,197,448
                                                                    ------------

REAL ESTATE (1.5%)
General Growth Properties, Inc.                            50,000      2,349,500
Highwoods Properties, Inc.                                140,900      4,008,605
                                                                    ------------
                                                                       6,358,105
                                                                    ------------
ROAD & RAIL (2.3%)
Burlington Northern Santa Fe Corp.                         85,700      6,069,274
CSX Corp.                                                  72,900      3,701,133
                                                                    ------------
                                                                       9,770,407
                                                                    ------------
SOFTWARE (0.2%)
BMC Software, Inc. (a)(b)                                  39,600        811,404
                                                                    ------------

SPECIALTY RETAIL (1.2%)
Gap, Inc. (The)                                           171,000      3,016,440
Limited Brands, Inc.                                       90,300      2,018,205
                                                                    ------------
                                                                       5,034,645
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (6.4%)
V  PMI Group, Inc. (The)                                  445,700     18,304,899
Sovereign Bancorp, Inc.                                   421,541      9,113,717
                                                                    ------------
                                                                      27,418,616
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (0.7%)
ALLTEL Corp. (b)                                           50,200      3,167,620
                                                                    ------------
Total Common Stocks
  (Cost $346,798,673)                                                395,522,188
                                                                    ------------
INVESTMENT COMPANY (3.0%)
--------------------------------------------------------------------------------
V  iShares Russell Midcap Value Index Fund (b)(d)         105,000     13,064,100
                                                                    ------------
Total Investment Company
  (Cost $12,811,796)                                                  13,064,100
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (G)
PURCHASED PUT OPTIONS (0.0%)++
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
GlobalSantaFe Corp.
  Strike price $45.00
  Expire 1/21/06                                              567   $     19,845
Transocean, Inc.
  Strike price $55.00
  Expire 1/21/06                                              524          2,620
                                                                    ------------
Total Purchased Put Options
  (Premium $376,736)                                                      22,465
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (20.9%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.6%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (e)(f)                         $   2,796,147      2,796,147
                                                                    ------------
Total Certificate of Deposit
  (Cost $2,796,147)                                                    2,796,147
                                                                    ------------
COMMERCIAL PAPER (6.8%)
AIG Funding, Inc.
  4.13%, due 1/5/06                                     5,000,000      4,997,132
CIESCO, Inc.
  4.295%, due 1/26/06 (e)                               1,414,329      1,414,329
Clipper Receivables Corp.
  4.274%, due 1/17/06 (e)                                 776,735        776,735
Compass Securitization
  4.267%, due 1/5/06 (e)                                1,182,315      1,182,315
General Electric Capital Corp.
  4.25%, due 1/24/06 (e)                                3,938,306      3,938,306
Goldman Sachs Group, Inc. (The)
  4.36%, due 1/3/06                                     5,000,000      4,998,183
Paradigm Funding LLC
  4.276%, due 1/6/06 (e)                                1,183,223      1,183,223
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (e)                                1,997,248      1,997,248
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (e)                               1,982,051      1,982,051

+ Percentages indicated are based on Portfolio net assets.
V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
  MAY BE SUBJECT TO CHANGE DAILY.

 M-262 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Ranger Funding LLC
  4.269%, due 1/11/06 (e)                           $   1,997,248   $  1,997,248
Toyota Motor Credit Corp.
  4.20%, due 1/3/06                                     4,770,000      4,768,331
                                                                    ------------
Total Commercial Paper
  (Cost $29,235,101)                                                  29,235,101
                                                                    ------------
FEDERAL AGENCIES (2.7%)
Federal Home Loan Bank (Discount Note)
  3.33%, due 1/4/06                                     5,000,000      4,998,150
  3.60%, due 1/6/06                                     1,225,000      1,224,265
  4.13%, due 2/1/06                                     1,070,000      1,066,072
Federal National Mortgage Association (Discount
  Note)
  3.35%, due 1/3/06                                     4,355,000      4,353,784
                                                                    ------------
Total Federal Agencies
  (Cost $11,642,271)                                                  11,642,271
                                                                    ------------

                                                           SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (e)                 1,177,675      1,177,675
                                                                    ------------
Total Investment Company
  (Cost $1,177,675)                                                    1,177,675
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
TIME DEPOSITS (10.5%)
Abbey National PLC
  4.29%, due 1/3/06 (e)                             $   3,595,046      3,595,046
Bank of America
  4.27%, due 1/27/06 (e)(f)                             3,195,597      3,195,597
Bank of Montreal
  4.25%, due 1/17/06(e)                                 3,195,597      3,195,597
BNP Paribas
  4.265%, due 1/26/06 (e)                               5,192,844      5,192,844
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (e)                                2,636,367      2,636,367
Dexia Group
  4.265%, due 1/6/06 (e)                                3,195,597      3,195,597
Fortis Bank
  4.25%, due 1/9/06 (e)                                 2,396,697      2,396,697
Halifax Bank of Scotland
  4.26%, due 1/31/06 (e)                                3,195,597      3,195,597

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Rabobank Nederland
  4.25%, due 1/27/06 (e)                            $   2,796,147   $  2,796,147
Royal Bank of Scotland
  4.26%, due 1/6/06 (e)                                 3,994,496      3,994,496
Societe Generale
  4.30%, due 1/30/06 (e)                                1,997,248      1,997,248
Toronto Dominion Bank
  4.30%, due 1/26/06 (e)                                1,997,248      1,997,248
UBS AG
  4.26%, due 1/19/06 (e)                                3,994,496      3,994,496
  4.29%, due 1/12/06 (e)                                2,796,147      2,796,147
Wells Fargo & Co.
  4.34%, due 1/13/06 (e)                                  798,899        798,899
                                                                    ------------
Total Time Deposits
  (Cost $44,978,023)                                                  44,978,023
                                                                    ------------
Total Short-Term Investments
  (Cost $89,829,217)                                                  89,829,217
                                                                    ------------
Total Investments
  (Cost $449,816,422) (h)                                   116.0%   498,437,970(i)
Liabilities in Excess of
  Cash and Other Assets                                     (16.0)   (68,713,049)
                                                    -------------   ------------
Net Assets                                                  100.0%  $429,724,921
                                                    =============   ============

++   Less than one tenth of a percent.
(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  ADR--American Depositary Receipt.
(d)  Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(e)  Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(g)  One contract relates to 100 shares.
(h)  The cost for federal income tax purposes is $449,801,698.
(i)  At December 31, 2005 net unrealized appreciation was $48,636,272, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $61,180,515 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $12,544,243.

+ Percentages indicated are based on Portfolio net assets.
V AMONG THE PORTFOLIO'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS.
  MAY BE SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $449,816,422) including $58,784,005
  market value of securities loaned             $498,437,970
Cash                                                   5,448
Receivables:
  Dividends and interest                             595,048
  Fund shares sold                                   179,341
  Investment securities sold                          17,687
Other assets                                           5,762
                                                ------------
    Total assets                                 499,241,256
                                                ------------
LIABILITIES:
Securities lending collateral                     63,423,300
Payables:
  Investment securities purchased                  5,594,763
  Manager                                            255,060
  Shareholder communication                           83,110
  Fund shares redeemed                                72,034
  Professional                                        34,200
  NYLIFE Distributors                                 31,467
  Custodian                                            6,409
Accrued expenses                                      15,992
                                                ------------
    Total liabilities                             69,516,335
                                                ------------
Net assets                                      $429,724,921
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    226,528
  Service Class                                      122,404
Additional paid-in capital                       374,743,850
Accumulated undistributed net investment
  income                                             266,829
Accumulated undistributed net realized gain on
  investments                                      5,743,762
Net unrealized appreciation on investments        48,621,548
                                                ------------
Net assets                                      $429,724,921
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $279,251,122
                                                ============
Shares of capital stock outstanding               22,652,752
                                                ============
Net asset value per share outstanding           $      12.33
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $150,473,799
                                                ============
Shares of capital stock outstanding               12,240,383
                                                ============
Net asset value per share outstanding           $      12.29
                                                ============

 M-264 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $ 4,871,764
  Interest                                         1,421,504
  Income from securities loaned -- net                50,206
                                                 -----------
    Total income                                   6,343,474
                                                 -----------
EXPENSES:
  Manager                                          2,732,996
  Distribution and service -- Service Class          294,019
  Professional                                        73,587
  Shareholder communication                           49,064
  Custodian                                           31,042
  Directors                                           26,013
  Miscellaneous                                       29,963
                                                 -----------
    Total expenses before reimbursement            3,236,684
Reimbursement from affiliates for printing and
  mailing costs (see Note 3(B))                     (117,668)
                                                 -----------
Net expenses                                       3,119,016
                                                 -----------
Net investment income                              3,224,458
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
  Investment transactions                         20,542,063
  Foreign currency transaction                         1,720
                                                 -----------
Net realized gain on investments and foreign
  currency transactions                           20,543,783
                                                 -----------
Net increase from payment from affiliate for a
  loss on the disposal of investment in
  violation of restrictions                           16,177
                                                 -----------
Net change in unrealized appreciation on
  investments                                     (1,942,656)
                                                 -----------
Net realized and unrealized gain on investments   18,617,304
                                                 -----------
Net increase in net assets resulting from
  operations                                     $21,841,762
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $30,624.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                          2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income            $  3,224,458   $  2,363,269
 Net realized gain on
  investments and foreign
  currency transactions             20,543,783     10,298,197
 Net increase from payment from
  affiliate for loss on the
  disposal of investment in
  violation of restrictions             16,177             --
 Net change in unrealized
  appreciation on investments       (1,942,656)    31,052,287
                                  ---------------------------
 Net increase in net assets
  resulting from operations         21,841,762     43,713,753
                                  ---------------------------

Dividends and distributions to shareholders:

 From net investment income:
   Initial Class                    (2,112,408)    (1,957,895)
   Service Class                      (846,941)      (502,828)

 From net realized gain on
  investments:
   Initial Class                   (12,655,130)    (2,187,840)
   Service Class                    (6,829,981)      (683,724)
                                  ---------------------------
 Total dividends and
  distributions to shareholders    (22,444,460)    (5,332,287)
                                  ---------------------------

Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                    45,781,191     87,080,837
   Service Class                    69,756,113     54,156,460

 Net asset value of shares issued
  to shareholders in reinvestment
  of
  dividends and distributions:
   Initial Class                    14,767,538      4,145,735
   Service Class                     7,676,922      1,186,552
                                  ---------------------------
                                   137,981,764    146,569,584

 Cost of shares redeemed:
   Initial Class                   (36,773,363)    (8,488,510)
   Service Class                    (5,823,264)      (780,411)
                                  ---------------------------
                                   (42,596,627)    (9,268,921)
                                  ---------------------------
    Increase in net assets
     derived from capital share
     transactions                   95,385,137    137,300,663
                                  ---------------------------
    Net increase in net assets      94,782,439    175,682,129

                                          2005           2004
NET ASSETS:
Beginning of year                 $334,942,482   $159,260,353
                                  ---------------------------
End of year                       $429,724,921   $334,942,482
                                  ===========================
Accumulated undistributed net
 investment income at end of
 year                             $    266,829   $         --
                                  ===========================

 M-266 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-267

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                           INITIAL CLASS
                                --------------------------------------------------------------------
                                                                                           JULY 2,
                                                                                           2001(A)
                                                                                           THROUGH
                                               YEAR ENDED DECEMBER 31,                   DECEMBER 31,
                                    2005             2004         2003         2002         2001
Net asset value at beginning
  of period                       $  12.31         $  10.65     $   8.33     $  9.85       $ 10.00
                                  --------         --------     --------     -------       -------
Net investment income                 0.11(b)          0.10         0.11(b)     0.09          0.05
Net realized and unrealized
  gain (loss) on investments          0.60             1.77         2.30       (1.52)        (0.15)
                                  --------         --------     --------     -------       -------
Total from investment
  operations                          0.71             1.87         2.41       (1.43)        (0.10)
                                  --------         --------     --------     -------       -------
Less dividends and
  distributions:
  From net investment income         (0.10)           (0.10)       (0.09)      (0.09)        (0.05)
  From net realized gain on
    investments                      (0.59)           (0.11)          --          --            --
                                  --------         --------     --------     -------       -------
Total dividends and
  distributions                      (0.69)           (0.21)       (0.09)      (0.09)        (0.05)
                                  --------         --------     --------     -------       -------
Net asset value at end of
  period                          $  12.33         $  12.31     $  10.65     $  8.33       $  9.85
                                  ========         ========     ========     =======       =======
Total investment return               5.70%(e)(f)     17.54%       28.97%    (14.57%)       (1.03%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment income             0.89%            1.08%        1.21%       1.39%         1.60%+
    Net expenses                      0.72%            0.81%        0.84%       0.89%         0.89%+
    Expenses (before
      reimbursement)                  0.75%            0.81%        0.84%       0.92%         1.29%+
Portfolio turnover rate                 37%              29%          34%         46%           21%
Net assets at end of period
  (in 000's)                      $279,251         $255,129     $141,877     $84,392       $29,821

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 5.67% and 5.40% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(f)  The effect of losses resulting from compliance violations and the subadviser reimbursement of such losses were less
     than 0.01%.
+    Annualized.

 M-268 MainStay VP Mid Cap Value Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                         SERVICE CLASS
    -------------------------------------------------------
                                                 JUNE 5,
                                                 2003(A)
             YEAR ENDED                          THROUGH
            DECEMBER 31,                       DECEMBER 31,
      2005                 2004                    2003
    $  12.29              $ 10.64                $  9.18
    --------              -------                -------
        0.08(b)              0.08                   0.05(b)
        0.58                 1.76                   1.50
    --------              -------                -------
        0.66                 1.84                   1.55
    --------              -------                -------
       (0.07)               (0.08)                 (0.09)
       (0.59)               (0.11)                    --
    --------              -------                -------
       (0.66)               (0.19)                 (0.09)
    --------              -------                -------
    $  12.29              $ 12.29                $ 10.64
    ========              =======                =======
        5.43%(e)(f)         17.25%                 16.89%(c)
        0.64%                0.83%                  0.96%+(d)
        0.97%                1.06%                  1.09%+
        1.00%                1.06%                  1.09%+
          37%                  29%                    34%
    $150,474              $79,813                $17,384

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP S&P 500 INDEX PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   4.77%   0.29%   8.78%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
12/31/95                                                                   10000                              10000
                                                                           12242                              12296
                                                                           16262                              16398
                                                                           20894                              21085
                                                                           25219                              25521
                                                                           22869                              23198
                                                                           20099                              20441
                                                                           15634                              15923
                                                                           20042                              20491
                                                                           22145                              22720
12/31/05                                                                   23201                              23836

      -------- MainStay VP S&P 500 Index Portfolio -- S&P 500 Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   4.47%   0.03%   8.51%

                                            (After Portfolio operating expenses)

                                                                 MAINSTAY VP S&P 500 INDEX
                                                                         PORTFOLIO                        S&P 500 INDEX
                                                                 -------------------------                -------------
12/31/95                                                                   10000                              10000
                                                                           12211                              12296
                                                                           16179                              16398
                                                                           20736                              21085
                                                                           24967                              25521
                                                                           22584                              23198
                                                                           19800                              20441
                                                                           15363                              15923
                                                                           19647                              20491
                                                                           21654                              22720
12/31/05                                                                   22623                              23836

      -------- MainStay VP S&P 500 Index Portfolio -- S&P 500 Index

                                                              ONE    FIVE     TEN
BENCHMARK                                                     YEAR   YEARS   YEARS

S&P 500(R) Index*                                             4.91%  0.54%   9.07%

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 4.62% for the Initial Class and 4.35% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from 1/1/95 through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-270   MainStay VP S&P 500 Index Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP S&P 500 INDEX PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                      ENDING ACCOUNT                           VALUE (BASED
                                                       VALUE (BASED                          ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL           EXPENSES          5% ANNUALIZED           EXPENSES
                                       ACCOUNT         RETURNS AND            PAID              RETURN AND              PAID
                                        VALUE           EXPENSES)            DURING          ACTUAL EXPENSES)          DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)           12/31/05           PERIOD1(1,2)
--------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                         $1,000.00         $1,059.05             $0.99             $1,024.05               $0.97
--------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,057.40             $2.28             $1,022.80               $2.24
--------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.19% for Initial Class, 0.44% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $1.76 and $3.06 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $1.73 and $3.01 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-271

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           98.1%
Short-Term Investments (collateral from securities lending
  is 5.9%                                                                7.9
Liabilities in Excess of Cash and Other Assets                          -6.0
++Futures Contracts                                                     -0.0

* Less than one tenth of a percent.

See Portfolio of Investments on page M-275 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  General Electric Co.
 2.  ExxonMobil Corp.
 3.  Citigroup, Inc.
 4.  Microsoft Corp.
 5.  Procter & Gamble Co. (The)
 6.  Bank of America Corp.
 7.  Johnson & Johnson
 8.  American International Group, Inc.
 9.  Pfizer, Inc.
10.  Altria Group, Inc.

 M-272   MainStay VP S&P 500 Index Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Francis J. Ok of New York Life Investment Management LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its total assets in stocks contained in the S&P 500(R) Index* in the same proportion, to the extent feasible, as they are represented in the Index. In implementing this strategy, New York Life Investment Management LLC, the Portfolio's advisor, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index* to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index.* The Portfolio's investments also include S&P 500(R) Index futures that are used for cash-management purposes.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND THE S&P 500(R) INDEX* IN 2005?

For the 12 months ended December 31, 2005, MainStay VP S&P 500 Index Portfolio returned 4.77% for Initial Class shares and 4.47% for Service Class shares. Initial Class shares outperformed and Service Class shares underperformed the 4.52% return of the average Lipper* Variable Products S&P 500 Index Objective Portfolio over the same period. Both share classes underperformed the 4.91% return of the S&P 500(R) Index* for the 12 months ended December 31, 2005. Since the Portfolio incurs actual expenses that a hypothetical index does not, there will be times when the Portfolio lags the Index.

WHAT WERE THE MAJOR FACTORS THAT AFFECTED THE STOCK MARKET IN 2005?

Major market concerns during the year included the price of oil, geopolitical instability, and the devastation caused by hurricanes Katrina and Rita. In 2005, broadly watched equity indices for U.S. stocks provided positive performance. According to Russell data, mid-capitalization stocks were particularly strong, followed by large-cap stocks and then small-cap issues. The market favored value stocks over growth stocks at all capitalization levels.

The Federal Open Market Committee continued to raise its target for the federal funds rate, with eight 25-basis-point increases during the reporting period. (A basis point is one-hundredth of a percentage point.) At the end of December 2005, the federal funds target rate stood at 4.25%, its highest level in more than four years. Among the considerations that influenced the gradual tightening policy were inflationary pressures, spending patterns, labor market conditions, and elevated energy prices.

WHAT WERE THE BEST PERFORMING SUBINDUSTRIES IN THE S&P 500(R) INDEX DURING 2005?

From a total-return perspective, oil & gas refining & marketing was the best-performing subindustry for 2005. Oil & gas exploration & production had the second-best total return, followed by oil & gas drilling, diversified metals & mining, and oil & gas equipment & services.

On the basis of impact, which takes weightings and total returns both into account, the subindustry that made the strongest contribution to the performance of the Index was integrated oil & gas, followed by oil & gas exploration & production, managed health care, oil & gas equipment & services, and investment banking & brokerage.

WHICH SUBINDUSTRIES WERE THE WORST PERFORMERS?

On the basis of total returns alone, the worst-performing subindustry in the Index during 2005 was automobile manufacturers. The second-worst subindustry was IT consulting & other services, followed by photographic products, Internet retail, and auto parts & equipment.

During 2005, movies & entertainment was the subindustry with the greatest negative impact on Index performance when weightings and total returns were both considered. Pharmaceuticals was next, followed by automobile manufacturers, thrifts & mortgage finance, and hypermarkets & super centers.

WHICH INDIVIDUAL STOCKS WERE THE BEST PERFORMERS DURING THE REPORTING PERIOD?

For the 12 months ended December 31, 2005, the S&P 500(R) Index* stock with the highest total return was Valero Energy. Apple Computer had the second-best total return, followed by Express Scripts, and


Index portfolios generally seek to reflect the performance of an index or an allocation among indices, unlike other portfolios, whose objectives may, in some cases, involve seeking to outperform an index or other benchmark. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-273

Eog Resources. Each of these top performers more than doubled in price during 2005. From a total-return perspective, Burlington Resources rounded out the top-five performers.

On the basis of impact, which takes weightings and total returns both into account, the strongest positive contributor to the performance of the Index for 2005 was ExxonMobil. The second-strongest contributor was Altria Group, followed by Apple Computer, ConocoPhillips, and Hewlett-Packard.

WHICH STOCKS WERE THE WEAKEST PERFORMERS DURING THE REPORTING PERIOD?

For the 12 months ended December 31, 2005, the S&P 500(R) Index* stock with the worst total return was Gateway. Dana was the second-worst performer, followed by Sanmina-SCI, General Motors, and Lexmark International.

On the basis of impact, which takes weightings and total returns both into account, Dell made the greatest negative contribution to the performance of the Index for the 12-month reporting period. International Business Machines was next, followed by Verizon Communications, Wal-Mart Stores, and Pfizer.

WERE ANY CHANGES MADE TO THE PORTFOLIO OR TO THE INDEX DURING THE PERIOD?

The Portfolio seeks to track the performance and weightings of stocks in the S&P 500(R) Index.* The Index itself, however, may change from time to time as companies merge, divest units, add to their market capitalization, or face financial difficulties. Standard & Poor's may also occasionally adjust the Index to better reflect the companies that it believes are most representative of the makeup of the U.S. economy.

During 2005, there were 20 additions to the Index and 20 deletions from it. Three of the additions and 15 of the deletions resulted from corporate actions. When Sears, Roebuck merged with Kmart in March 2005, for example, the stock was deleted from the Index but simultaneously reappeared as Sears Holdings. Amazon.com was another notable addition to the Index. The stock replaced AT&T, which was scheduled to be acquired by SBC Communications, a company already in the S&P 500(R) Index.* Another significant deletion was MBNA, which was acquired by Bank of America. At the end of December 2005, "old" Viacom and auto-parts supplier Visteon were deleted from the S&P 500(R) Index* and replaced with "new" Viacom and CBS. The two media giants, both formerly under the Viacom name, split at year-end.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP S&P 500 INDEX PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED

 M-274   MainStay VP S&P 500 Index Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                        SHARES              VALUE
COMMON STOCKS (98.1%)+
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
Boeing Co. (The)                                       101,395    $    7,121,985
General Dynamics Corp.                                  25,202         2,874,288
Goodrich Corp.                                          15,474           635,981
Honeywell International, Inc.                          107,078         3,988,656
L-3 Communications Holdings, Inc.                       14,877         1,106,105
Lockheed Martin Corp.                                   44,891         2,856,414
Northrop Grumman Corp.                                  44,690         2,686,316
Raytheon Co.                                            56,069         2,251,170
Rockwell Collins, Inc.                                  21,981         1,021,457
United Technologies Corp.                              128,352         7,176,160
                                                                  --------------
                                                                      31,718,532
                                                                  --------------
AIR FREIGHT & LOGISTICS (1.0%)
FedEx Corp.                                             37,971         3,925,822
Ryder System, Inc. (a)                                   7,845           321,802
United Parcel Service, Inc. Class B                    138,459        10,405,194
                                                                  --------------
                                                                      14,652,818
                                                                  --------------
AIRLINES (0.1%)
Southwest Airlines Co.                                  86,761         1,425,483
                                                                  --------------

AUTO COMPONENTS (0.2%)
Cooper Tire & Rubber Co.                                 7,886           120,814
Dana Corp.                                              18,454           132,500
Goodyear Tire &
  Rubber Co. (The) (a)(b)                               21,622           375,790
Johnson Controls, Inc.                                  24,157         1,761,287
                                                                  --------------
                                                                       2,390,391
                                                                  --------------
AUTOMOBILES (0.3%)
Ford Motor Co.                                         232,106         1,791,858
General Motors Corp. (a)                                70,801         1,374,955
Harley-Davidson, Inc. (a)                               34,519         1,777,383
                                                                  --------------
                                                                       4,944,196
                                                                  --------------
BEVERAGES (2.1%)
Anheuser-Busch Cos., Inc.                               97,298         4,179,922
Brown-Forman Corp. Class B                              10,417           722,106
Coca-Cola Co. (The) (c)                                259,717        10,469,192
Coca-Cola Enterprises, Inc.                             37,794           724,511
Constellation Brands, Inc. Class A (b)                  24,135           633,061
Molson Coors Brewing Co. Class B                         7,147           478,778
Pepsi Bottling Group, Inc. (The)                        17,389           497,499
PepsiCo, Inc.                                          208,878        12,340,512
                                                                  --------------
                                                                      30,045,581
                                                                  --------------


                                                        SHARES              VALUE
BIOTECHNOLOGY (1.5%)
Amgen, Inc. (b)                                        155,016    $   12,224,562
Applera Corp.-Applied BioSystems Group                  24,264           644,452
Biogen Idec, Inc. (b)                                   42,626         1,932,237
Chiron Corp. (b)                                        13,654           607,057
Genzyme Corp. (b)                                       32,461         2,297,590
Gilead Sciences, Inc. (b)                               57,453         3,023,751
MedImmune, Inc. (b)                                     30,661         1,073,748
                                                                  --------------
                                                                      21,803,397
                                                                  --------------
BUILDING PRODUCTS (0.2%)
American Standard Cos., Inc.                            22,914           915,414
Masco Corp.                                             53,176         1,605,383
                                                                  --------------
                                                                       2,520,797
                                                                  --------------
CAPITAL MARKETS (3.1%)
Ameriprise Financial, Inc.                              31,090         1,274,674
Bank of New York Co., Inc. (The)                        97,538         3,106,585
Bear Stearns Cos., Inc. (The)                           13,965         1,613,376
Charles Schwab Corp. (The)                             130,206         1,910,122
E*TRADE Financial Corp. (b)                             50,915         1,062,087
Federated Investors, Inc. Class B                       10,642           394,180
Franklin Resources, Inc.                                18,567         1,745,484
Goldman Sachs Group, Inc. (The)                         56,602         7,228,641
Janus Capital Group, Inc.                               29,244           544,816
Lehman Brothers Holdings, Inc.                          33,663         4,314,587
Mellon Financial Corp.                                  52,260         1,789,905
Merrill Lynch & Co., Inc.                              115,871         7,847,943
Morgan Stanley                                         135,308         7,677,376
Northern Trust Corp.                                    23,209         1,202,690
State Street Corp.                                      41,172         2,282,576
T. Rowe Price Group, Inc.                               16,396         1,181,004
                                                                  --------------
                                                                      45,176,046
                                                                  --------------
CHEMICALS (1.5%)
Air Products & Chemicals, Inc.                          27,741         1,641,990
Ashland, Inc.                                            9,277           537,138
Dow Chemical Co. (The)                                 121,178         5,310,020
E.I. du Pont de Nemours & Co.                          115,021         4,888,392
Eastman Chemical Co.                                    10,170           524,670
Ecolab, Inc.                                            23,095           837,656
Engelhard Corp.                                         15,075           454,511
Hercules, Inc. (b)                                      13,753           155,409
International Flavors & Fragrances, Inc.                11,002           368,567
Monsanto Co.                                            33,624         2,606,869

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
PPG Industries, Inc.                                    21,425    $    1,240,507
Praxair, Inc.                                           40,484         2,144,033
Rohm & Haas Co.                                         18,248           883,568
Sigma-Aldrich Corp.                                      8,446           534,547
                                                                  --------------
                                                                      22,127,877
                                                                  --------------
COMMERCIAL BANKS (5.6%)
AmSouth Bancorporation                                  43,839         1,149,020
V  Bank of America Corp. (a)                           503,636        23,242,801
BB&T Corp.                                              68,038         2,851,473
Comerica, Inc.                                          20,999         1,191,903
Compass Bancshares, Inc.                                15,620           754,290
Fifth Third Bancorp                                     69,714         2,629,612
First Horizon National Corp. (a)                        15,181           583,558
Huntington Bancshares, Inc. (a)                         28,425           675,094
KeyCorp                                                 51,285         1,688,815
M&T Bank Corp.                                          10,075         1,098,679
Marshall & Ilsley Corp.                                 26,300         1,131,952
National City Corp.                                     69,233         2,324,152
North Fork Bancorporation, Inc.                         59,958         1,640,451
PNC Financial Services Group, Inc. (The)                36,671         2,267,368
Regions Financial Corp.                                 57,293         1,957,129
SunTrust Banks, Inc.                                    45,369         3,301,048
Synovus Financial Corp.                                 38,192         1,031,566
U.S. Bancorp                                           228,093         6,817,700
Wachovia Corp.                                         195,039        10,309,762
Wells Fargo & Co.                                      209,959        13,191,724
Zions Bancorporation                                    13,114           990,894
                                                                  --------------
                                                                      80,828,991
                                                                  --------------
COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries, Inc. (a)(b)                    27,376           239,266
Avery Dennison Corp. (a)                                13,864           766,263
Cendant Corp.                                          130,225         2,246,381
Cintas Corp.                                            17,271           711,220
Equifax, Inc.                                           16,669           633,755
Monster Worldwide, Inc. (a)(b)                          14,731           601,319
Pitney Bowes, Inc.                                      28,425         1,200,956
R.R. Donnelley & Sons Co.                               27,257           932,462
Robert Half International, Inc. (a)                     21,401           810,884
Waste Management, Inc.                                  69,291         2,102,982
                                                                  --------------
                                                                      10,245,488
                                                                  --------------
COMMUNICATIONS EQUIPMENT (2.7%)
ADC Telecommunications, Inc. (b)                        14,231           317,921
Andrew Corp. (b)                                        19,794           212,390
Avaya, Inc. (b)                                         53,135           566,950
CIENA Corp. (b)                                         70,516           209,433
Cisco Systems, Inc. (b)                                771,184        13,202,670


                                                        SHARES              VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Comverse Technology, Inc. (b)                           24,202    $      643,531
Corning, Inc. (b)                                      191,340         3,761,744
JDS Uniphase Corp. (b)                                 206,450           487,222
Lucent Technologies, Inc. (a)(b)                       558,070         1,484,466
Motorola, Inc.                                         312,692         7,063,712
QUALCOMM, Inc.                                         206,437         8,893,306
Scientific-Atlanta, Inc.                                19,302           831,337
Tellabs, Inc. (b)                                       56,874           619,927
                                                                  --------------
                                                                      38,294,609
                                                                  --------------
COMPUTERS & PERIPHERALS (3.6%)
Apple Computer, Inc. (b)                               105,829         7,608,047
Dell, Inc. (b)                                         295,448         8,860,486
EMC Corp. (b)                                          301,990         4,113,104
Gateway, Inc. (b)                                       37,085            93,083
Hewlett-Packard Co.                                    359,285        10,286,330
International Business Machines Corp.                  198,331        16,302,808
Lexmark International, Inc. Class A (b)                 14,882           667,160
NCR Corp. (b)                                           22,931           778,278
Network Appliance, Inc. (b)                             46,744         1,262,088
QLogic Corp. (b)                                        10,153           330,074
Sun Microsystems, Inc. (b)                             427,192         1,789,934
                                                                  --------------
                                                                      52,091,392
                                                                  --------------
CONSTRUCTION & ENGINEERING (0.1%)
Fluor Corp.                                             10,322           797,478
                                                                  --------------

CONSTRUCTION MATERIALS (0.1%)
Vulcan Materials Co. (a)                                12,764           864,761
                                                                  --------------
CONSUMER FINANCE (1.3%)
American Express Co.                                   155,444         7,999,148
Capital One Financial Corp.                             37,598         3,248,467
MBNA Corp.                                             157,662         4,282,100
SLM Corp.                                               52,194         2,875,367
                                                                  --------------
                                                                      18,405,082
                                                                  --------------
CONTAINERS & PACKAGING (0.2%)
Ball Corp.                                              13,525           537,213
Bemis Co., Inc.                                         13,131           365,830
Pactiv Corp. (a)(b)                                     18,299           402,578
Sealed Air Corp. (b)                                    10,316           579,450
Temple-Inland, Inc.                                     14,153           634,762
                                                                  --------------
                                                                       2,519,833
                                                                  --------------
DISTRIBUTORS (0.1%)
Genuine Parts Co.                                       21,519           945,114
                                                                  --------------
DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A (b)                          18,317         1,107,446
H&R Block, Inc.                                         40,703           999,259
                                                                  --------------
                                                                       2,106,705
                                                                  --------------

 M-276 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (3.7%)
CIT Group, Inc.                                         25,078    $    1,298,539
V  Citigroup, Inc.                                     635,136        30,823,150
JPMorgan Chase & Co.                                   439,312        17,436,293
Moody's Corp.                                           31,668         1,945,049
Principal Financial Group, Inc.                         35,152         1,667,259
                                                                  --------------
                                                                      53,170,290
                                                                  --------------
DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
AT&T, Inc.                                             491,543        12,037,886
BellSouth Corp.                                        229,294         6,213,867
CenturyTel, Inc.                                        16,593           550,224
Citizens Communications Co.                             41,306           505,172
Qwest Communications International, Inc. (b)           191,021         1,079,269
Verizon Communications, Inc.                           346,775        10,444,863
                                                                  --------------
                                                                      30,831,281
                                                                  --------------
ELECTRIC UTILITIES (1.5%)
Allegheny Energy, Inc. (b)                              20,489           648,477
American Electric Power Co., Inc.                       49,215         1,825,384
Cinergy Corp.                                           25,044         1,063,368
Edison International                                    40,858         1,781,817
Entergy Corp.                                           26,284         1,804,397
Exelon Corp.                                            83,738         4,449,837
FirstEnergy Corp.                                       41,434         2,029,852
FPL Group, Inc.                                         49,562         2,059,797
Pinnacle West Capital Corp. (a)                         11,908           492,396
PPL Corp.                                               47,513         1,396,882
Progress Energy, Inc.                                   31,461         1,381,767
Southern Co. (The)                                      93,532         3,229,660
                                                                  --------------
                                                                      22,163,634
                                                                  --------------
ELECTRICAL EQUIPMENT (0.4%)
American Power Conversion Corp.                         22,206           488,532
Cooper Industries, Ltd. Class A                         11,477           837,821
Emerson Electric Co.                                    51,721         3,863,559
Rockwell Automation, Inc.                               22,795         1,348,552
                                                                  --------------
                                                                       6,538,464
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
Agilent Technologies, Inc. (b)                          51,643         1,719,195
Jabil Circuit, Inc. (b)                                 22,679           841,164
Molex, Inc. (a)                                         18,160           471,252
Sanmina-SCI Corp. (b)                                   64,518           274,847
Solectron Corp. (b)                                    119,767           438,347
Symbol Technologies, Inc.                               32,191           412,689
Tektronix, Inc.                                         10,874           306,756
                                                                  --------------
                                                                       4,464,250
                                                                  --------------


                                                        SHARES              VALUE
ENERGY EQUIPMENT & SERVICES (1.7%)
Baker Hughes, Inc.                                      42,683    $    2,594,273
BJ Services Co.                                         40,461         1,483,705
Halliburton Co. (a)                                     64,288         3,983,284
Nabors Industries, Ltd. (b)                             19,751         1,496,138
National-Oilwell Varco, Inc. (b)                        21,739         1,363,035
Noble Corp. (a)                                         17,110         1,206,939
Rowan Cos., Inc. (b)                                    13,096           466,741
Schlumberger, Ltd. (a)                                  73,972         7,186,380
Transocean, Inc. (b)                                    41,237         2,873,807
Weatherford International, Ltd. (b)                     43,662         1,580,564
                                                                  --------------
                                                                      24,234,866
                                                                  --------------
FOOD & STAPLES RETAILING (2.4%)
Albertson's, Inc. (a)                                   45,246           966,002
Costco Wholesale Corp.                                  60,037         2,970,030
CVS Corp.                                              101,860         2,691,141
Kroger Co. (The) (b)                                    90,357         1,705,940
Safeway, Inc. (a)                                       55,220         1,306,505
SUPERVALU, INC                                          16,596           539,038
Sysco Corp.                                             78,512         2,437,798
Walgreen Co.                                           127,108         5,625,800
Wal-Mart Stores, Inc.                                  313,266        14,660,849
Whole Foods Market, Inc.                                17,300         1,338,847
                                                                  --------------
                                                                      34,241,950
                                                                  --------------
FOOD PRODUCTS (1.0%)
Archer-Daniels-Midland Co.                              81,473         2,009,124
Campbell Soup Co.                                       23,202           690,724
ConAgra Foods, Inc. (a)                                 65,152         1,321,283
General Mills, Inc.                                     45,026         2,220,682
H.J. Heinz Co.                                          42,063         1,418,364
Hershey Co. (The)                                       23,031         1,272,463
Kellogg Co.                                             32,082         1,386,584
McCormick & Co., Inc.                                   16,807           519,672
Sara Lee Corp.                                          97,247         1,837,968
Tyson Foods, Inc. Class A (a)                           30,890           528,219
Wm. Wrigley Jr. Co.                                     22,488         1,495,227
                                                                  --------------
                                                                      14,700,310
                                                                  --------------
GAS UTILITIES (0.0%)++
Nicor, Inc.                                              5,398           212,195
Peoples Energy Corp. (a)                                 4,651           163,111
                                                                  --------------
                                                                         375,306
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Bausch & Lomb, Inc.                                      6,560           445,424
Baxter International, Inc.                              78,347         2,949,765
Becton, Dickinson & Co.                                 31,262         1,878,221
Biomet, Inc. (a)                                        31,264         1,143,324
Boston Scientific Corp. (b)                             74,029         1,812,970
C.R. Bard, Inc.                                         12,990           856,301
Fisher Scientific International, Inc. (b)               15,312           947,200

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Guidant Corp.                                           41,651    $    2,696,902
Hospira, Inc. (b)                                       20,192           863,814
Medtronic, Inc.                                        151,725         8,734,808
Millipore Corp. (a)(b)                                   6,124           404,429
PerkinElmer, Inc.                                       15,870           373,897
St. Jude Medical, Inc. (b)                              45,712         2,294,742
Stryker Corp.                                           36,652         1,628,448
Thermo Electron Corp. (b)                               20,322           612,302
Waters Corp. (b)                                        13,887           524,929
Zimmer Holdings, Inc. (b)                               31,133         2,099,610
                                                                  --------------
                                                                      30,267,086
                                                                  --------------
HEALTH CARE PROVIDERS & SERVICES (2.9%)
Aetna, Inc.                                             36,350         3,428,169
AmerisourceBergen Corp.                                 26,004         1,076,566
Cardinal Health, Inc.                                   53,572         3,683,075
Caremark Rx, Inc. (b)                                   56,518         2,927,067
CIGNA Corp.                                             15,821         1,767,206
Coventry Health Care, Inc. (b)                          20,441         1,164,319
Express Scripts, Inc. (b)                               19,200         1,608,960
Health Management Associates, Inc. Class A              29,881           656,187
Humana, Inc. (b)                                        20,476         1,112,461
IMS Health, Inc.                                        28,623           713,285
Laboratory Corp. of America Holdings (a)(b)             16,636           895,849
Manor Care, Inc.                                        10,652           423,630
McKesson Corp.                                          38,590         1,990,858
Medco Health Solutions, Inc. (b)                        38,626         2,155,331
Patterson Cos., Inc. (b)                                17,198           574,413
Tenet Healthcare Corp. (b)                              57,510           440,527
UnitedHealth Group, Inc.                               170,976        10,624,449
WellPoint, Inc. (b)                                     77,416         6,177,023
                                                                  --------------
                                                                      41,419,375
                                                                  --------------
HEALTH CARE-SERVICES (0.3%)
HCA, Inc.                                               52,962         2,674,581
Quest Diagnostics, Inc.                                 20,891         1,075,469
                                                                  --------------
                                                                       3,750,050
                                                                  --------------
HOTELS, RESTAURANTS & LEISURE (1.5%)
Carnival Corp.                                          54,032         2,889,091
Darden Restaurants, Inc.                                16,839           654,700
Harrah's Entertainment, Inc.                            22,997         1,639,456
Hilton Hotels Corp.                                     41,034           989,330
International Game Technology                           42,431         1,306,026
Marriott International, Inc. Class A                    20,633         1,381,792
McDonald's Corp.                                       156,852         5,289,049
Starbucks Corp. (b)                                     95,992         2,880,720
Starwood Hotels & Resorts Worldwide, Inc.               27,550         1,759,343


                                                        SHARES              VALUE
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Wendy's International, Inc.                             14,608    $      807,238
Yum! Brands, Inc.                                       35,865         1,681,351
                                                                  --------------
                                                                      21,278,096
                                                                  --------------
HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp. (The) (a)                           9,822           854,121
Centex Corp.                                            16,023         1,145,484
D.R. Horton, Inc.                                       34,197         1,221,859
Fortune Brands, Inc.                                    18,328         1,429,951
KB HOME (a)                                              9,726           706,691
Leggett & Platt, Inc. (a)                               23,559           540,915
Lennar Corp. Class A                                    17,207         1,049,971
Maytag Corp.                                             9,750           183,495
Newell Rubbermaid, Inc.                                 33,806           803,907
Pulte Homes, Inc.                                       26,829         1,055,989
Snap-on, Inc. (a)                                        7,131           267,840
Stanley Works (The)                                      9,265           445,091
Whirlpool Corp. (a)                                      8,387           702,495
                                                                  --------------
                                                                      10,407,809
                                                                  --------------
HOUSEHOLD PRODUCTS (2.3%)
Clorox Co. (The)                                        18,998         1,080,796
Colgate-Palmolive Co.                                   64,829         3,555,871
Kimberly-Clark Corp.                                    58,674         3,499,904
V  Procter & Gamble Co. (The)                          420,876        24,360,303
                                                                  --------------
                                                                      32,496,874
                                                                  --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.6%)
AES Corp. (The) (b)                                     81,995         1,297,981
Constellation Energy Group, Inc.                        22,410         1,290,816
Duke Energy Corp. (a)                                  115,910         3,181,730
Dynegy, Inc. Class A (b)                                41,055           198,706
TXU Corp.                                               60,624         3,042,719
                                                                  --------------
                                                                       9,011,952
                                                                  --------------
INDUSTRIAL CONGLOMERATES (4.3%)
3M Co.                                                  95,395         7,393,113
V  General Electric Co. (c)                          1,325,940        46,474,197
Textron, Inc.                                           16,573         1,275,790
Tyco International, Ltd.                               253,188         7,307,006
                                                                  --------------
                                                                      62,450,106
                                                                  --------------
INSURANCE (4.8%)
ACE, Ltd.                                               39,630         2,117,827
AFLAC, Inc.                                             62,877         2,918,750
Allstate Corp. (The)                                    81,457         4,404,380
Ambac Financial Group, Inc.                             13,163         1,014,341
V  American International Group, Inc.                  325,907        22,236,635
Aon Corp.                                               40,142         1,443,105
Chubb Corp. (The)                                       24,832         2,424,845
Cincinnati Financial Corp.                              21,903           978,626
Genworth Financial, Inc. Class A                        47,075         1,627,854

 M-278 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
INSURANCE (CONTINUED)
Hartford Financial Services Group, Inc. (The)
  (a)                                                   37,730    $    3,240,630
Jefferson-Pilot Corp.                                   16,814           957,221
Lincoln National Corp.                                  21,504         1,140,357
Loews Corp.                                             17,016         1,613,968
Marsh & McLennan Cos., Inc. (a)                         68,401         2,172,416
MBIA, Inc. (a)                                          16,767         1,008,703
MetLife, Inc.                                           95,053         4,657,597
Progressive Corp. (The) (a)                             24,539         2,865,664
Prudential Financial, Inc.                              63,356         4,637,026
SAFECO Corp.                                            15,719           888,124
St. Paul Travelers Cos., Inc. (The)                     86,975         3,885,173
Torchmark Corp.                                         13,402           745,151
UnumProvident Corp. (a)                                 36,667           834,174
XL Capital, Ltd. Class A (a)                            21,912         1,476,431
                                                                  --------------
                                                                      69,288,998
                                                                  --------------
INTERNET & CATALOG RETAIL (0.6%)
Amazon.com, Inc. (a)(b)                                 38,428         1,811,880
eBay, Inc. (b)                                         143,447         6,204,083
                                                                  --------------
                                                                       8,015,963
                                                                  --------------
INTERNET SOFTWARE & SERVICES (0.4%)
Yahoo!, Inc. (b)                                       158,534         6,211,362
                                                                  --------------
IT SERVICES (1.0%)
Affiliated Computer Services, Inc. Class A (b)          15,668           927,232
Automatic Data Processing, Inc.                         72,644         3,333,633
Computer Sciences Corp. (b)                             23,437         1,186,850
Convergys Corp. (b)                                     17,520           277,692
Electronic Data Systems Corp.                           65,450         1,573,418
First Data Corp.                                        95,890         4,124,229
Fiserv, Inc. (b)                                        23,126         1,000,662
Paychex, Inc.                                           41,734         1,590,900
Sabre Holdings Corp. Class A                            16,224           391,161
Unisys Corp. (b)                                        41,550           242,237
                                                                  --------------
                                                                      14,648,014
                                                                  --------------
LEISURE EQUIPMENT & PRODUCTS (0.2%)
Brunswick Corp.                                         11,873           482,756
Eastman Kodak Co. (a)                                   35,354           827,284
Hasbro, Inc.                                            22,378           451,588
Mattel, Inc.                                            51,208           810,111
                                                                  --------------
                                                                       2,571,739
                                                                  --------------
MACHINERY (1.4%)
Caterpillar, Inc.                                       85,310         4,928,359
Cummins, Inc. (a)                                        5,853           525,190
Danaher Corp.                                           29,812         1,662,913
Deere & Co.                                             30,261         2,061,077


                                                        SHARES              VALUE
MACHINERY (CONTINUED)
Dover Corp.                                             25,423    $    1,029,377
Eaton Corp.                                             18,761         1,258,675
Illinois Tool Works, Inc. (a)                           25,695         2,260,903
Ingersoll-Rand Co. Class A                              41,558         1,677,696
ITT Industries, Inc.                                    11,620         1,194,768
Navistar International Corp. (b)                         8,152           233,310
PACCAR, Inc.                                            21,454         1,485,260
Pall Corp.                                              15,281           410,448
Parker-Hannifin Corp.                                   14,782           975,021
                                                                  --------------
                                                                      19,702,997
                                                                  --------------
MEDIA (3.3%)
CCE Spinco, Inc.
  (When Issued) (b)                                          1                 7
Clear Channel Communications, Inc.                      67,996         2,138,474
Comcast Corp. Class A (a)(b)                           272,627         7,077,397
Dow Jones & Co., Inc.                                    7,325           259,964
E.W. Scripps Co. (The) Class A (a)                      10,700           513,814
Gannett Co., Inc.                                       30,086         1,822,309
Interpublic Group of Cos., Inc. (The) (b)               52,009           501,887
Knight-Ridder, Inc.                                      8,662           548,305
McGraw-Hill Cos., Inc. (The)                            47,099         2,431,721
Meredith Corp.                                           5,582           292,162
New York Times Co. (The) Class A (a)                    17,975           475,439
News Corp., Ltd. (The) Class A                         306,899         4,772,279
Omnicom Group, Inc.                                     22,990         1,957,139
Time Warner, Inc.                                      585,385        10,209,114
Tribune Co.                                             33,204         1,004,753
Univision Communications, Inc. Class A (b)              28,091           825,594
Viacom, Inc. Class B                                   194,000         6,324,400
Walt Disney Co. (The)                                  241,492         5,788,563
                                                                  --------------
                                                                      46,943,321
                                                                  --------------
METALS & MINING (0.8%)
Alcoa, Inc.                                            109,316         3,232,474
Allegheny Technologies, Inc.                            10,681           385,370
Freeport-McMoRan Copper & Gold, Inc. Class B (a)        23,096         1,242,565
Newmont Mining Corp.                                    55,934         2,986,876
Nucor Corp.                                             19,615         1,308,713
Phelps Dodge Corp.                                      12,725         1,830,746
United States Steel Corp.                               13,986           672,307
                                                                  --------------
                                                                      11,659,051
                                                                  --------------
MULTILINE RETAIL (1.1%)
Big Lots, Inc. (b)                                      13,947           167,503
Dillard's, Inc. Class A (a)                              8,762           217,473
Dollar General Corp.                                    40,188           766,385

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
MULTILINE RETAIL (CONTINUED)
Family Dollar Stores, Inc.                              20,662    $      512,211
Federated Department Stores, Inc.                       34,174         2,266,761
J.C. Penney Co., Inc. (a)                               29,151         1,620,796
Kohl's Corp. (b)                                        43,262         2,102,533
Nordstrom, Inc.                                         27,741         1,037,513
Sears Holdings Corp. (a)(b)                             12,488         1,442,739
Target Corp.                                           110,426         6,070,117
                                                                  --------------
                                                                      16,204,031
                                                                  --------------
MULTI-UTILITIES (1.1%)
Ameren Corp.                                            25,532         1,308,260
Centerpoint Energy, Inc. (a)                            38,744           497,860
CMS Energy Corp. (a)(b)                                 26,571           385,545
Consolidated Edison, Inc. (a)                           30,600         1,417,698
Dominion Resources, Inc. (a)                            43,560         3,362,832
DTE Energy Co.                                          22,279           962,230
KeySpan Corp.                                           21,891           781,290
NiSource, Inc.                                          33,457           697,913
PG&E Corp.                                              42,765         1,587,437
Public Service Enterprise Group, Inc.                   31,505         2,046,880
Sempra Energy                                           32,319         1,449,184
TECO Energy, Inc.                                       25,469           437,557
Xcel Energy, Inc. (a)                                   49,234           908,860
                                                                  --------------
                                                                      15,843,546
                                                                  --------------
OFFICE ELECTRONICS (0.1%)
Xerox Corp. (b)                                        120,578         1,766,468
                                                                  --------------
OIL, GAS & CONSUMABLE FUELS (7.4%)
Amerada Hess Corp.                                       9,979         1,265,537
Anadarko Petroleum Corp.                                29,542         2,799,105
Apache Corp.                                            41,194         2,822,613
Burlington Resources, Inc.                              47,485         4,093,207
Chevron Corp.                                          281,691        15,991,598
ConocoPhillips                                         174,236        10,137,050
Devon Energy Corp.                                      55,829         3,491,546
El Paso Corp. (a)                                       82,603         1,004,452
EOG Resources, Inc. (a)                                 30,304         2,223,404
V  ExxonMobil Corp.                                    781,274        43,884,161
Kerr-McGee Corp.                                        14,530         1,320,196
Kinder Morgan, Inc. (a)                                 13,155         1,209,602
Marathon Oil Corp.                                      45,858         2,795,962
Murphy Oil Corp.                                        20,476         1,105,499
Occidental Petroleum Corp.                              50,448         4,029,786
Sunoco, Inc. (a)                                        17,028         1,334,655
Valero Energy Corp.                                     77,380         3,992,808
Williams Cos., Inc. (The)                               71,994         1,668,101
XTO Energy, Inc.                                        45,573         2,002,478
                                                                  --------------
                                                                     107,171,760
                                                                  --------------


                                                        SHARES              VALUE
PAPER & FOREST PRODUCTS (0.4%)
International Paper Co.                                 61,432    $    2,064,730
Louisiana-Pacific Corp. (a)                             13,563           372,576
MeadWestvaco Corp.                                      22,650           634,880
Weyerhaeuser Co.                                        30,613         2,030,866
                                                                  --------------
                                                                       5,103,052
                                                                  --------------
PERSONAL PRODUCTS (0.1%)
Alberto-Culver Co. (a)                                   9,455           432,566
Avon Products, Inc.                                     58,193         1,661,410
                                                                  --------------
                                                                       2,093,976
                                                                  --------------
PHARMACEUTICALS (6.3%)
Abbott Laboratories                                    194,734         7,678,362
Allergan, Inc.                                          16,525         1,784,039
Bristol-Myers Squibb Co.                               245,321         5,637,477
Eli Lilly & Co. (a)                                    142,558         8,067,357
Forest Laboratories, Inc. (b)                           41,979         1,707,706
V  Johnson & Johnson                                   373,549        22,450,295
King Pharmaceuticals, Inc. (b)                          29,725           502,947
Merck & Co., Inc.                                      274,615         8,735,503
Mylan Laboratories, Inc.                                26,896           536,844
V  Pfizer, Inc.                                        925,495        21,582,543
Schering-Plough Corp.                                  184,937         3,855,936
Watson Pharmaceuticals, Inc. (b)                        13,405           435,797
Wyeth                                                  168,326         7,754,779
                                                                  --------------
                                                                      90,729,585
                                                                  --------------
REAL ESTATE (0.7%)
Apartment Investment & Management Co. Class A           11,732           444,291
Archstone-Smith Trust (a)                               26,569         1,112,975
Equity Office Properties Trust                          51,454         1,560,600
Equity Residential                                      36,018         1,409,024
Plum Creek Timber Co., Inc. (a)                         23,105           832,935
ProLogis (a)                                            30,917         1,444,442
Public Storage, Inc.                                    10,385           703,272
Simon Property Group, Inc. (a)                          23,413         1,794,138
Vornado Realty Trust                                    14,780         1,233,687
                                                                  --------------
                                                                      10,535,364
                                                                  --------------
ROAD & RAIL (0.7%)
Burlington Northern Santa Fe Corp.                      46,849         3,317,846
CSX Corp.                                               26,460         1,343,374
Norfolk Southern Corp.                                  50,704         2,273,060
Union Pacific Corp.                                     33,307         2,681,547
                                                                  --------------
                                                                       9,615,827
                                                                  --------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.2%)
Advanced Micro Devices, Inc. (b)                        50,698         1,551,359
Altera Corp. (a)(b)                                     45,962           851,676
Analog Devices, Inc.                                    46,079         1,652,854

 M-280 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                        SHARES              VALUE
COMMON STOCKS (CONTINUED)
---------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
Applied Materials, Inc.                                203,227    $    3,645,892
Applied Micro Circuits Corp. (b)                        38,048            97,783
Broadcom Corp. Class A (b)                              35,965         1,695,750
Freescale Semiconductor, Inc. Class B (b)               51,516         1,296,658
Intel Corp.                                            757,014        18,895,069
KLA-Tencor Corp.                                        24,827         1,224,716
Linear Technology Corp.                                 38,268         1,380,327
LSI Logic Corp. (a)(b)                                  47,435           379,480
Maxim Integrated Products, Inc.                         41,113         1,489,935
Micron Technology, Inc. (a)(b)                          75,373         1,003,215
National Semiconductor Corp.                            43,832         1,138,755
Novellus Systems, Inc. (b)                              17,220           415,346
NVIDIA Corp. (b)                                        21,524           786,917
PMC-Sierra, Inc. (a)(b)                                 22,094           170,345
Teradyne, Inc. (a)(b)                                   23,960           349,097
Texas Instruments, Inc.                                203,175         6,515,822
Xilinx, Inc.                                            42,752         1,077,778
                                                                  --------------
                                                                      45,618,774
                                                                  --------------
SOFTWARE (3.5%)
Adobe Systems, Inc.                                     75,517         2,791,108
Autodesk, Inc.                                          28,973         1,244,390
BMC Software, Inc. (b)                                  27,356           560,524
Citrix Systems, Inc. (b)                                22,185           638,484
Computer Associates International, Inc.                 58,574         1,651,201
Compuware Corp. (b)                                     47,559           426,604
Electronic Arts, Inc. (b)                               37,776         1,976,063
Intuit, Inc. (b)                                        22,879         1,219,451
Mercury Interactive Corp. (b)                           10,368           288,127
V  Microsoft Corp. (c)                               1,149,408        30,057,019
Novell, Inc. (b)                                        46,694           412,308
Oracle Corp. (b)                                       472,206         5,765,635
Parametric Technology Corp. (b)                         33,219           202,636
Siebel Systems, Inc.                                    66,399           702,501
Symantec Corp. (b)                                     135,285         2,367,488
                                                                  --------------
                                                                      50,303,539
                                                                  --------------
SPECIALTY RETAIL (2.2%)
AutoNation, Inc. (b)                                    22,607           491,250
AutoZone, Inc. (b)                                       6,954           638,030
Bed Bath & Beyond, Inc. (b)                             37,378         1,351,215
Best Buy Co., Inc.                                      51,277         2,229,524
Circuit City Stores, Inc.                               20,563           464,518
Gap, Inc. (The)                                         72,632         1,281,228
Home Depot, Inc. (The)                                 266,729        10,797,190
Limited Brands, Inc.                                    43,718           977,097
Lowe's Cos., Inc. (a)                                   98,214         6,546,945
Office Depot, Inc. (b)                                  39,601         1,243,471
OfficeMax, Inc.                                          8,596           217,995


                                                        SHARES              VALUE
SPECIALTY RETAIL (CONTINUED)
RadioShack Corp.                                        16,817    $      353,662
Sherwin-Williams Co. (The)                              14,226           646,145
Staples, Inc.                                           91,704         2,082,598
Tiffany & Co. (a)                                       17,913           685,889
TJX Cos., Inc. (The)                                    59,327         1,378,166
                                                                  --------------
                                                                      31,384,923
                                                                  --------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Coach, Inc. (b)                                         47,670         1,589,318
Jones Apparel Group, Inc.                               15,087           463,473
Liz Claiborne, Inc. (a)                                 13,355           478,376
NIKE, Inc. Class B                                      23,828         2,068,032
Reebok International, Ltd.                               6,931           403,592
VF Corp.                                                11,168           618,037
                                                                  --------------
                                                                       5,620,828
                                                                  --------------
THRIFTS & MORTGAGE FINANCE (1.6%)
Countrywide Financial Corp.                             74,526         2,548,044
Fannie Mae (a)                                         121,555         5,933,100
Freddie Mac                                             86,688         5,665,061
Golden West Financial Corp.                             32,024         2,113,584
MGIC Investment Corp. (a)                               11,995           789,511
Sovereign Bancorp, Inc.                                 46,256         1,000,055
Washington Mutual, Inc.                                123,920         5,390,520
                                                                  --------------
                                                                      23,439,875
                                                                  --------------
TOBACCO (1.5%)
V  Altria Group, Inc.                                  261,408        19,532,406
Reynolds American, Inc. (a)                             10,718         1,021,747
UST, Inc.                                               20,369           831,666
                                                                  --------------
                                                                      21,385,819
                                                                  --------------
TRADING COMPANIES & DISTRIBUTORS (0.0%)++
Grainger (W.W.), Inc.                                    9,479           673,957
                                                                  --------------
WIRELESS TELECOMMUNICATION SERVICES (0.8%)
ALLTEL Corp.                                            47,842         3,018,830
Sprint Nextel Corp.                                    370,446         8,653,619
                                                                  --------------
                                                                      11,672,449
                                                                  --------------
Total Common Stocks
  (Cost $1,113,853,359)                                            1,413,911,488(f)
                                                                  --------------
                                                     PRINCIPAL
                                                        AMOUNT
Cy
SHORT-TERM INVESTMENTS (7.9%)
---------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.2%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (d)(e)                         $3,741,484         3,741,484
                                                                  --------------
Total Certificate of Deposit
  (Cost $3,741,484)                                                    3,741,484
                                                                  --------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                     PRINCIPAL
                                                        AMOUNT              VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
---------------------------------------------------------------------------------
COMMERCIAL PAPER (2.6%)
CIESCO, Inc.
  4.295%, due 1/26/06 (d)                           $1,892,493    $    1,892,493
Clipper Receivables Corp.
  4.274%, due 1/17/06 (d)                            1,039,338         1,039,338
Compass Securitization
  4.267%, due 1/5/06 (d)                             1,582,039         1,582,039
Florida Power & Light Co.
  4.27%, due 1/9/06 (c)                              1,300,000         1,298,612
FPL Fuels, Inc.
  4.30%, due 1/31/06 (c)                            14,100,000        14,047,792
General Electric Capital Corp.
  4.25%, due 1/24/06 (d)                             5,269,792         5,269,792
Paradigm Funding LLC
  4.276%, due 1/6/06 (d)                             1,583,254         1,583,254
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (d)                             2,672,489         2,672,489
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (d)                            2,652,154         2,652,154
Ranger Funding LLC
  4.269%, due 1/11/06 (d)                            2,672,489         2,672,489
Washington Gas Light Co.
  4.25%, due 1/9/06 (c)                              2,700,000         2,697,131
                                                                  --------------
Total Commercial Paper
  (Cost $37,407,583)                                                  37,407,583
                                                                  --------------
                                                        SHARES
Cy
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (d)              1,575,830         1,575,830
                                                                  --------------
Total Investment Company
  (Cost $1,575,830)                                                    1,575,830
                                                                  --------------
                                                     PRINCIPAL
                                                        AMOUNT
Cy
TIME DEPOSITS (4.2%)
Abbey National PLC
  4.29%, due 1/3/06 (d)                             $4,810,480         4,810,480
Bank of America
  4.27%, due 1/27/06 (d)(e)                          4,275,983         4,275,983
Bank of Montreal
  4.25%, due 1/17/06 (d)                             4,275,983         4,275,983

                                                     PRINCIPAL
                                                        AMOUNT              VALUE
TIME DEPOSITS (CONTINUED)
BNP Paribas
  4.265%, due 1/26/06 (d)                           $6,948,472    $    6,948,472
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (d)                             3,527,686         3,527,686
Dexia Group
  4.265%, due 1/6/06 (d)                             4,275,983         4,275,983
Fortis Bank
  4.25%, due 1/9/06 (d)                              3,206,987         3,206,987
Halifax Bank of Scotland
  4.26%, due 1/31/06 (d)                             4,275,983         4,275,983
Rabobank Nederland
  4.25%, due 1/27/06 (d)                             3,741,485         3,741,485
Royal Bank of Scotland
  4.26%, due 1/6/06 (d)                              5,344,978         5,344,978
Societe Generale
  4.30%, due 1/30/06 (d)                             2,672,489         2,672,489
Toronto Dominion Bank
  4.30%, due 1/26/06 (d)                             2,672,489         2,672,489
UBS AG
  4.26%, due 1/19/06 (d)                             5,344,978         5,344,978
  4.29%, due 1/12/06 (d)                             3,741,485         3,741,485
Wells Fargo & Co.
  4.34%, due 1/13/06 (d)                             1,068,996         1,068,996
                                                                  --------------
Total Time Deposits
  (Cost $60,184,457)                                                  60,184,457
                                                                  --------------
U.S. GOVERNMENT (0.8%)
United States Treasury Bills
  3.57%, due 2/9/06 (c)                              9,800,000         9,760,362
  3.74%, due 2/16/06 (c)                             1,300,000         1,293,935
                                                                  --------------
Total U.S. Government
  (Cost $11,054,297)                                                  11,054,297
                                                                  --------------
Total Short-Term Investments
  (Cost $113,963,651)                                                113,963,651
                                                                  --------------
Total Investments
  (Cost $1,227,817,010) (g)                              106.0%    1,527,875,139(h)
Liabilities in Excess of Cash and Other Assets            (6.0)      (86,474,118)
                                                    ----------    --------------
Net Assets                                               100.0%   $1,441,401,021
                                                    ==========    ==============

 M-282 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                              CONTRACTS            UNREALIZED
                                                   LONG      DEPRECIATION (I)
FUTURES CONTRACTS (-0.0%) ++
-----------------------------------------------------------------------------
Standard & Poor's 500 Index
  March 2006                                         84   $          (325,554)
  Mini March 2006                                     2                (1,107)
                                                          -------------------
Total Futures Contracts
  (Settlement Value
  $26,476,280) (f)                                        $          (326,661)
                                                          ===================

++   Less than one tenth of a percent.
(a)  Represents security, or a portion thereof, which is out on loan.
(b)  Non-income producing security.
(c)  Represents security, or a portion thereof, which is
     segregated or designated as collateral for futures
     contracts.
(d)  Represents security, or a portion thereof, purchased
     with cash collateral received for securities on loan.
(e)  Floating rate. Rate shown is the rate in effect at
     December 31, 2005.
(f)  The combined market value of common stocks and settle-
     ment value of Standard & Poor's 500 Index futures
     contracts represents 99.9% of net assets.
(g)  The cost for federal income tax purposes is
     $1,250,400,634.
(h)  At December 31, 2005 net unrealized appreciation was
     $277,474,505, based on cost for federal income tax pur-
     poses. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $411,726,646 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $134,252,141.
(i)  Represents the difference between the value of the con-
     tracts at the time they were opened and the value at
     December 31, 2005.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value
  (identified cost $1,227,817,010) including
  $82,081,492 market value of securities
  loaned                                      $1,527,875,139
Cash                                                  77,261
Receivables:
  Dividends and interest                           1,908,784
  Investment securities sold                         211,352
  Fund shares sold                                   201,176
Other assets                                          24,269
                                              --------------
    Total assets                               1,530,297,981
                                              --------------
LIABILITIES:
Securities lending collateral                     84,865,819
Payables:
  Investment securities purchased                  2,713,015
  Fund shares redeemed                               370,408
  Shareholder communication                          308,038
  Administrator                                      247,425
  Variation margin on futures contracts              116,151
  Adviser                                            114,017
  NYLIFE Distributors                                 45,227
  Custodian                                           40,591
Accrued expenses                                      76,269
                                              --------------
    Total liabilities                             88,896,960
                                              --------------
Net assets                                    $1,441,401,021
                                              ==============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                               $      485,984
  Service Class                                       85,079
Additional paid-in capital                     1,267,039,649
Accumulated undistributed net investment
  income                                           7,203,336
Accumulated net realized loss on investments    (133,144,495)
Net unrealized appreciation on investments
  and futures transactions                       299,731,468
                                              --------------
Net assets                                    $1,441,401,021
                                              ==============
INITIAL CLASS
Net assets applicable to outstanding shares   $1,227,192,627
                                              ==============
Shares of capital stock outstanding               48,598,446
                                              ==============
Net asset value per share outstanding         $        25.25
                                              ==============
SERVICE CLASS
Net assets applicable to outstanding shares   $  214,208,394
                                              ==============
Shares of capital stock outstanding                8,507,907
                                              ==============
Net asset value per share outstanding         $        25.18
                                              ==============

 M-284 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                     $ 26,166,043
  Interest                                           707,971
  Income from securities loaned--net                  63,790
                                                ------------
    Total income                                  26,937,804
                                                ------------
EXPENSES:
  Administration                                   2,864,017
  Advisory                                         1,324,007
  Distribution and service--Service Class            447,071
  Professional                                       179,451
  Custodian                                          135,841
  Shareholder communication                          115,164
  Directors                                           93,552
  Miscellaneous                                       93,475
                                                ------------
    Total expenses before reimbursement            5,252,578
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))             (2,014,244)
                                                ------------
  Net expenses                                     3,238,334
                                                ------------
Net investment income                             23,699,470
                                                ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on:
  Security transactions                          (35,177,978)
  Futures transactions                              (112,067)
                                                ------------
Net realized loss on investments                 (35,290,045)
                                                ------------
Net change in unrealized appreciation on:
  Security transactions                           78,113,045
  Futures transactions                            (1,001,305)
                                                ------------
Net change in unrealized appreciation on
  investments                                     77,111,740
                                                ------------
Net realized and unrealized gain on
  investments                                     41,821,695
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 65,521,165
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                        2005             2004
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $   23,699,470   $   21,697,029
 Net realized loss on
  investments                    (35,290,045)      (5,016,771)
 Net change in unrealized
  appreciation on
  investments                     77,111,740      120,540,556
                              -------------------------------
 Net increase in net assets
  resulting from operations       65,521,165      137,220,814
                              -------------------------------
Dividends to shareholders:
 From net investment income:
   Initial Class                 (14,301,966)     (19,506,112)
   Service Class                  (2,138,860)      (1,958,536)
                              -------------------------------
 Total dividends to
  shareholders                   (16,440,826)     (21,464,648)
                              -------------------------------
Capital share transactions:
 Net proceeds from sale of shares:
   Initial Class                  34,850,186       77,240,992
   Service Class                  65,284,972       99,175,026
 Net asset value of shares
  issued to shareholders in
  reinvestment
  of dividends:
   Initial Class                  14,301,966       19,506,112
   Service Class                   2,138,860        1,958,536
                              -------------------------------
                                 116,575,984      197,880,666
 Cost of shares redeemed:
   Initial Class                (186,166,309)    (120,375,153)
   Service Class                  (7,849,281)      (2,353,717)
                              -------------------------------
                                (194,015,590)    (122,728,870)
                              -------------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                (77,439,606)      75,151,796
                              -------------------------------
    Net increase (decrease)
     in net assets               (28,359,267)     190,907,962
NET ASSETS:
Beginning of year              1,469,760,288    1,278,852,326
                              -------------------------------
End of year                   $1,441,401,021   $1,469,760,288
                              ===============================
Accumulated undistributed
  net investment income at
  end of year                 $    7,203,336   $      126,715
                              ===============================

 M-286 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-287

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                                 INITIAL CLASS
                                     ----------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                        2005            2004            2003           2002         2001
Net asset value at beginning
 of period                           $    24.38      $    22.40      $    17.68      $  23.14    $    26.88
                                     ----------      ----------      ----------      --------    ----------
Net investment income                      0.41(b)         0.37(b)(c)      0.27(b)       0.26          0.25
Net realized and unrealized
 gain (loss) on investments                0.76            1.98            4.72         (5.40)        (3.49)
                                     ----------      ----------      ----------      --------    ----------
Total from investment
 operations                                1.17            2.35            4.99         (5.14)        (3.24)
                                     ----------      ----------      ----------      --------    ----------
Less dividends and
 distributions:
 From net investment income               (0.30)          (0.37)          (0.27)        (0.26)        (0.25)
 From net realized gain on
   investments                               --              --              --         (0.06)        (0.25)
 Return of capital                           --              --           (0.00)(d)        --            --
                                     ----------      ----------      ----------      --------    ----------
Total dividends and
 distributions                            (0.30)          (0.37)          (0.27)        (0.32)        (0.50)
                                     ----------      ----------      ----------      --------    ----------
Net asset value at end of
 period                              $    25.25      $    24.38      $    22.40      $  17.68    $    23.14
                                     ==========      ==========      ==========      ========    ==========
Total investment return                    4.77%(e)       10.49%          28.19%       (22.21%)      (12.11%)
Ratios (to average net
 assets)/Supplemental Data:
   Net investment income                   1.68%           1.64%(c)        1.40%         1.25%         1.01%
   Net expenses                            0.19%           0.39%           0.39%         0.38%         0.37%
   Expenses (before
     reimbursement)                        0.34%           0.39%           0.39%         0.38%         0.37%
Portfolio turnover rate                       5%              3%              3%            5%            4%
Net assets at end of period
 (in 000's)                          $1,227,193      $1,322,061      $1,239,412      $977,306    $1,326,940

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 per
     share and 0.32%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(d)  Less than one cent per share.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 4.62% and 4.35% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(f)  Total return is not annualized.
(g)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-288 MainStay VP S&P 500 Index Portfolio            The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                       SERVICE CLASS
    ----------------------------------------------------
                                              JUNE 5,
                                              2003(A)
             YEAR ENDED                       THROUGH
            DECEMBER 31                     DECEMBER 31,
      2005                2004                  2003
    $  24.34            $  22.38              $ 19.95
    --------            --------              -------
        0.35(b)             0.34(b)(c)           0.12(b)
        0.74                1.95                 2.56
    --------            --------              -------
        1.09                2.29                 2.68
    --------            --------              -------
       (0.25)              (0.33)               (0.25)
          --                  --                   --
          --                  --                (0.00)(d)
    --------            --------              -------
       (0.25)              (0.33)               (0.25)
    --------            --------              -------
    $  25.18            $  24.34              $ 22.38
    ========            ========              =======
        4.47%(e)           10.22%               13.50%(f)
        1.43%               1.39%(c)             1.15%+(g)
        0.44%               0.64%                0.64%+
        0.59%               0.64%                0.64%+
           5%                  3%                   3%
    $214,208            $147,699              $39,440

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      SINCE
TOTAL RETURNS              YEAR   INCEPTION
-------------------------------------------
After Portfolio operating
  expenses                 4.06%    2.82%

                                                      (After Portfolio operating
                                                                       expenses)

                                                  MAINSTAY VP SMALL CAP                                    RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX                 INDEX
                                                  ---------------------        ------------------          -------------------
7/2/01                                                    10000                       10000                       10000
                                                           9548                        9591                        9074
                                                           7027                        7627                        6328
                                                           9956                       11231                        9400
                                                          10892                       13289                       10744
12/31/05                                                  11334                       13894                       11191

    ------ MainStay VP Small Cap Growth Portfolio -- Russell 2000 Index

    ------ Russell 2000 Growth Index

SERVICE CLASS(1)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL             ONE      SINCE
TOTAL RETURNS              YEAR   INCEPTION
-------------------------------------------
After Portfolio operating
  expenses                 3.81%    2.56%

                                                      (After Portfolio operating
                                                                       expenses)

                                                  MAINSTAY VP SMALL CAP                                    RUSSELL 2000 GROWTH
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX                 INDEX
                                                  ---------------------        ------------------          -------------------
7/2/01                                                    10000                       10000                       10000
                                                           9536                        9591                        9074
                                                           7000                        7627                        6328
                                                           9894                       11231                        9400
                                                          10798                       13289                       10744
12/31/05                                                  11209                       13894                       11191

    ------ MainStay VP Small Cap Growth Portfolio -- Russell 2000 Index

    ------ Russell 2000 Growth Index

                                                              ONE      SINCE
BENCHMARKS                                                    YEAR   INCEPTION

Russell 2000(R) Growth Index*                                 4.15%    2.53%
Russell 2000(R) Index*                                        4.55     7.58

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance for the Service Class shares, first offered 6/5/03, includes the historical performance of the Initial Class shares from inception (7/2/01) through 6/4/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-290   MainStay VP Small Cap Growth Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP SMALL CAP GROWTH
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                            ENDING ACCOUNT
                                                      ENDING ACCOUNT                         VALUE (BASED
                                                       VALUE (BASED                        ON HYPOTHETICAL
                                      BEGINNING         ON ACTUAL          EXPENSES         5% ANNUALIZED         EXPENSES
                                       ACCOUNT         RETURNS AND           PAID             RETURN AND            PAID
                                        VALUE           EXPENSES)           DURING         ACTUAL EXPENSES)        DURING
SHARE CLASS                            7/1/05            12/31/05          PERIOD(1)           12/31/05           PERIOD(1)

INITIAL CLASS                         $1,000.00         $1,034.55            $4.87            $1,020.25             $4.84
---------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                         $1,000.00         $1,033.40            $6.15            $1,019.00             $6.11
---------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.95% for Initial Class, 1.20% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 ( to reflect the one-half year period).

                                                 www.MAINSTAYfunds.com     M-291

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

 97.8%     Common Stocks
 20.3      Short-Term Investments (collateral from securities lending is 18.0%)
-18.1      Liabilities in Excess of Cash and Other Assets

See Portfolio of Investments on page M-295 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Sierra Health Services, Inc.
 2.  Coldwater Creek, Inc.
 3.  Terex Corp.
 4.  Affiliated Managers Group, Inc.
 5.  Cal Dive International, Inc.
 6.  Beazer Homes USA, Inc.
 7.  MSC Industrial Direct Co. Class A
 8.  WCI Communities, Inc.
 9.  Jos. A. Bank Clothiers, Inc.
10.  TETRA Technologies, Inc.

 M-292   MainStay VP Small Cap Growth Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl and Edmund C. Spelman of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 80% of its assets in companies with market capitalizations that, at the time of investment, are comparable to those of companies in the Russell 2000(R) Index.* MacKay Shields, the Portfolio's subadvisor, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies. In implementing this strategy, we look for securities of companies with above-average revenue and earnings-per-share growth, participation in growing markets, potential for positive earnings surprises, and strong management. Ideally, the companies will have high levels of ownership by insiders. We may also invest in companies that we believe are attractive because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy. We may sell a stock if its fundamentals deteriorate, if its valuation is deemed too high in relation to its growth rate or its peer group, or if, in general, we do not believe the security will help the Portfolio meet its investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

During the 12 months ended December 31, 2005, MainStay VP Small Cap Growth Portfolio returned 4.06% for Initial Class shares and 3.81% for Service Class shares. Both share classes underperformed the 7.50% return of the average Lipper* Variable Products Small-Cap Growth Portfolio over the same period. Both share classes also underperformed the 4.15% return of the Russell 2000(R) Growth Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005.

WHAT FACTORS AFFECTED THE STOCK MARKET IN 2005?

Among the most significant factors were Federal Reserve interest-rate hikes, sharply higher energy prices, rising inflation, and concerns about a possible economic slowdown. An influx of hurricanes in the late summer and early fall took a toll not only on the Gulf states but also on the stock market as a whole. Even so, equity markets rallied in the fourth quarter, when the economy showed signs of resilience. Indeed, most major market indices registered positive returns for 2005.

WHICH SECTORS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE IN 2005?

The greatest positive contribution to the Portfolio's performance came from an overweighted position in the energy sector. Energy stocks rallied strongly in response to higher energy prices. Favorable stock selection in the consumer discretionary sector also had a significant positive impact, as the Portfolio's holdings in this sector outperformed related stocks in the Russell 2000(R) Growth Index.* An underweighted position in the information technology sector also helped the Portfolio's results. On the other hand, the Portfolio's stock selection in the energy, information technology, and health care sectors detracted from performance, as did an overweighted position in the consumer discretionary sector.

WHICH PORTFOLIO HOLDINGS WERE STRONG PERFORMERS IN 2005?

Cal Dive International was the strongest positive contributor to the Portfolio's performance. With operations in the Gulf of Mexico, this energy services company benefited from higher energy prices and continued strong demand. Similar factors contributed to the strong performance of Grant Prideco, which produces oil field drill pipe and other products used in drilling for oil and gas. Coldwater Creek, originally a catalog and mail order house, benefited from rapid expansion of the company's chain of retail stores. Shares of Arch Coal, a company that mines, processes, and markets low-sulfur coal, rose steadily throughout the reporting period because of higher energy prices and growing global demand. Shares of Sierra Health Services, a Las Vegas-based managed health care organization, rose with commercial-enrollment-driven earnings growth. The company enjoys a dominant market presence in Nevada.


Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher that the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-293

WHICH STOCKS DETRACTED FROM RESULTS?

Several of the Portfolio's holdings failed to meet our expectations. Sigmatel is a semiconductor company that supplies memory chips for Apple iPod Shuffles. The company's stock dropped sharply in 2005 because of faster-than-expected product transition. PETCO Animal Supplies--a retailer of pet food, supplies, and services--was hurt by reduced store traffic and by a shift in marketing strategy that failed to generate anticipated sales. Trex Company manufactures and distributes wood/plastic composite products primarily for residential and commercial decking and railing. Trex had a rough year because of lower-than-expected volume, which stemmed from excess inventory among dealers and from significant increases in the price of raw materials. Molina Healthcare, a Medicaid health maintenance organization, suffered sharp earnings declines as a result of higher-than-expected medical costs and unfavorable contract pricing. Innovative Solutions & Support--a company that designs, manufactures, and sells flight information computers, flat panel displays, and monitoring systems--reported disappointing earnings because of increasing government-contract delays. We sold the Portfolio's positions in Sigmatel, Trex, Molina Healthcare, and Innovative Solutions & Support during 2005.

WERE THERE ANY SIGNIFICANT NEW HOLDINGS IN 2005?

Since energy prices remained high, we added several new energy positions to the Portfolio, including Grant Prideco and Arch Coal, both of which were strong performers. We also established a position in Atwood Oceanics, which operates offshore drilling rigs for oil and gas exploration. In the consumer discretionary sector, we purchased Beazer Homes, a homebuilder that has used its strong cash flow to fund geographic expansion, acquisitions, and share buybacks. In the information technology sector, we purchased Diodes, a semiconductor manufacturer that has benefited from margin expansion and healthy revenue growth in the aerospace, medical technology, and consumer electronics markets.

WERE THERE ANY SIGNIFICANT SALES DURING THE YEAR?

We've already discussed our decision to sell Sigmatel, Trex, Molina, and Innovative Solutions. In addition, the Portfolio eliminated Knightsbridge Tankers, an oil shipping company whose earnings outlook deteriorated because of declining tanker rates. We sold the Portfolio's position in Alpha Natural Resources since we felt that competitors such as Arch Coal had stronger earnings growth potential.

DID THE PORTFOLIO CHANGE ITS INDUSTRY GROUP WEIGHTINGS IN 2005?

Early in the year, we decided to increase the Portfolio's already overweighted position in the energy sector. Over the course of 2005, we more than doubled the Portfolio's energy weighting, which had a significant positive impact on performance. Our decision to reduce consumer discretionary holdings also strengthened the Portfolio's returns. During 2005, we increased the Portfolio's weighting in the health care sector and reduced the Portfolio's weightings among industrial and financial stocks.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2005?

As of December 31, 2005, the Portfolio was overweighted relative to the Russell 2000(R) Growth Index* in the consumer discretionary, energy, and indus-trials sectors. On the same date, the Portfolio held underweighted positions in the financials, health care, materials, and information technology sectors. At the end of the period, the Portfolio was roughly market-weighted in consumer staples and had no holdings in the telecommunication services or utilities sectors.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP SMALL CAP GROWTH PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

 M-294   MainStay VP Small Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                         SHARES          VALUE
COMMON STOCKS (97.8%)+
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.9%)
Argon ST, Inc. (a)                                       25,200   $    780,696
Ceradyne, Inc. (a)(b)                                    50,950      2,231,610
DRS Technologies, Inc.                                   41,600      2,139,072
                                                                  ------------
                                                                     5,151,378
                                                                  ------------
BIOTECHNOLOGY (1.3%)
CV Therapeutics, Inc. (a)(b)                             39,900        986,727
Nektar Therapeutics (a)(b)                               75,500      1,242,730
                                                                  ------------
                                                                     2,229,457
                                                                  ------------
BUILDING PRODUCTS (1.2%)
Builders FirstSource, Inc. (a)                           53,700      1,147,569
Simpson Manufacturing Co., Inc.                          25,700        934,195
                                                                  ------------
                                                                     2,081,764
                                                                  ------------
CAPITAL MARKETS (3.4%)
V  Affiliated Managers Group, Inc. (a)(b)                40,900      3,282,225
Jefferies Group, Inc. (b)                                57,600      2,590,848
                                                                  ------------
                                                                     5,873,073
                                                                  ------------
COMMERCIAL BANKS (4.5%)
Hanmi Financial Corp.                                    95,900      1,712,774
UCBH Holdings, Inc.                                     110,700      1,979,316
Westcorp                                                 29,400      1,958,334
Wintrust Financial Corp.                                 39,600      2,174,040
                                                                  ------------
                                                                     7,824,464
                                                                  ------------
COMMERCIAL SERVICES & SUPPLIES (1.1%)
CRA International, Inc. (a)                              39,600      1,888,524
                                                                  ------------
COMMUNICATIONS EQUIPMENT (2.2%)
ARRIS Group, Inc. (a)                                    89,000        842,830
Avocent Corp. (a)                                        46,200      1,256,178
Ixia (a)                                                118,600      1,752,908
                                                                  ------------
                                                                     3,851,916
                                                                  ------------
CONSTRUCTION MATERIALS (0.5%)
Eagle Materials, Inc. (b)                                 7,900        966,644
                                                                  ------------

ELECTRICAL EQUIPMENT (1.3%)
Genlyte Group, Inc. (a)                                  43,200      2,314,224
                                                                  ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (3.7%)
FARO Technologies, Inc. (a)(b)                           58,600      1,172,000
FLIR Systems, Inc. (a)(b)                                56,200      1,254,946
Global Imaging Systems, Inc. (a)(b)                      50,000      1,731,500
Trimble Navigation, Ltd. (a)                             66,500      2,360,085
                                                                  ------------
                                                                     6,518,531
                                                                  ------------


                                                         SHARES          VALUE
ENERGY EQUIPMENT & SERVICES (8.2%)
Atwood Oceanics, Inc. (a)                                31,600   $  2,465,748
Bronco Drilling Co., Inc. (a)                            60,900      1,401,309
V  Cal Dive International, Inc. (a)(b)                   91,100      3,269,579
Dresser-Rand Group, Inc. (a)                             37,700        911,586
Grant Prideco, Inc. (a)                                  48,400      2,135,408
Grey Wolf, Inc. (a)                                     180,700      1,396,811
V  TETRA Technologies, Inc. (a)                          93,200      2,844,464
                                                                  ------------
                                                                    14,424,905
                                                                  ------------
HEALTH CARE EQUIPMENT & SUPPLIES (5.9%)
ArthroCare Corp. (a)(b)                                  48,100      2,026,934
Dade Behring Holdings, Inc.                              68,700      2,809,143
Gen-Probe, Inc. (a)                                      23,400      1,141,686
Immucor, Inc. (a)                                        60,900      1,422,624
Integra LifeSciences Holdings Corp. (a)(b)               41,100      1,457,406
SurModics, Inc. (a)(b)                                   40,600      1,501,794
                                                                  ------------
                                                                    10,359,587
                                                                  ------------
HEALTH CARE PROVIDERS & SERVICES (6.7%)
American Healthways, Inc. (a)(b)                         56,600      2,561,150
Matria Healthcare, Inc. (a)                              36,500      1,414,740
PRA International (a)                                    34,800        979,620
V  Sierra Health Services, Inc. (a)                      49,800      3,982,008
Symbion, Inc. (a)                                        33,400        768,200
Ventiv Health, Inc. (a)                                  42,500      1,003,850
WellCare Health Plans, Inc. (a)                          23,700        968,145
                                                                  ------------
                                                                    11,677,713
                                                                  ------------
HOTELS, RESTAURANTS & LEISURE (1.4%)
Penn National Gaming, Inc. (a)                           77,100      2,540,445
                                                                  ------------

HOUSEHOLD DURABLES (10.8%)
V  Beazer Homes USA, Inc. (b)                            44,100      3,212,244
Hovnanian Enterprises, Inc. Class A (a)(b)               48,100      2,387,684
Jarden Corp. (a)(b)                                      86,700      2,614,005
M.D.C. Holdings, Inc.                                    26,719      1,656,044
M/I Homes, Inc.                                          25,800      1,047,996
Meritage Homes Corp. (a)                                 36,400      2,290,288
Ryland Group, Inc.                                       37,400      2,697,662
V  WCI Communities, Inc. (a)                            111,600      2,996,460
                                                                  ------------
                                                                    18,902,383
                                                                  ------------
INTERNET & CATALOG RETAIL (2.1%)
V  Coldwater Creek, Inc. (a)                            119,225      3,639,939
                                                                  ------------

+ Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, excluding short-term investments.
  May be subject to change daily.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                         SHARES          VALUE
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES (2.0%)
Digitas, Inc. (a)                                       186,600   $  2,336,232
j2 Global Communications, Inc. (a)(b)                    28,500      1,218,090
                                                                  ------------
                                                                     3,554,322
                                                                  ------------
MACHINERY (6.8%)
A.S.V., Inc. (a)(b)                                      78,100      1,950,938
Actuant Corp. Class A                                    40,600      2,265,480
CLARCOR, Inc.                                            57,800      1,717,238
V  Terex Corp. (a)                                       56,700      3,367,980
Wabtec Corp.                                             95,100      2,558,190
                                                                  ------------
                                                                    11,859,826
                                                                  ------------
MARINE (1.4%)
Kirby Corp. (a)                                          45,800      2,389,386
                                                                  ------------
OIL, GAS & CONSUMABLE FUELS (8.7%)
Arch Coal, Inc. (b)                                      27,400      2,178,300
Bois d'Arc Energy, Inc. (a)(b)                           54,700        867,542
Foundation Coal Holdings, Inc.                           25,500        969,000
Giant Industries, Inc. (a)                               24,500      1,273,020
Holly Corp.                                              21,600      1,271,592
International Coal Group, Inc. (a)                       96,200        913,900
InterOil Corp. (a)(b)                                    51,900      1,390,920
James River Coal Co. (a)(b)                              55,900      2,135,380
Massey Energy Co. (b)                                    48,500      1,836,695
Remington Oil & Gas Corp. (a)                            65,900      2,405,350
                                                                  ------------
                                                                    15,241,699
                                                                  ------------
PERSONAL PRODUCTS (1.4%)
Chattem, Inc. (a)                                        66,500      2,419,935
                                                                  ------------

ROAD & RAIL (2.2%)
Knight Transportation, Inc.                              78,450      1,626,268
Old Dominion Freight Line, Inc. (a)                      83,050      2,240,689
                                                                  ------------
                                                                     3,866,957
                                                                  ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Diodes, Inc. (a)                                         63,850      1,982,543
Microsemi Corp. (a)                                      46,200      1,277,892
Tessera Technologies, Inc. (a)                           60,500      1,563,925
                                                                  ------------
                                                                     4,824,360
                                                                  ------------
SOFTWARE (4.9%)
Epicor Software Corp. (a)                               111,500      1,575,495
FactSet Research Systems, Inc.                           50,050      2,060,058
Hyperion Solutions Corp. (a)                             41,550      1,488,321
MICROS Systems, Inc. (a)                                 44,300      2,140,576
Witness Systems, Inc. (a)                                63,200      1,243,144
                                                                  ------------
                                                                     8,507,594
                                                                  ------------


                                                         SHARES          VALUE
SPECIALTY RETAIL (7.4%)
A.C. Moore Arts & Crafts, Inc. (a)(b)                    52,700   $    766,785
Children's Place Retail Stores, Inc. (The) (a)           56,800      2,807,056
GameStop Corp. Class A (a)(b)                            21,853        695,362
Guitar Center, Inc. (a)(b)                               54,900      2,745,549
Hibbett Sporting Goods, Inc. (a)                         80,675      2,297,624
V  Jos. A. Bank Clothiers, Inc. (a)(b)                   65,700      2,852,037
PETCO Animal Supplies, Inc. (a)                          39,500        867,025
                                                                  ------------
                                                                    13,031,438
                                                                  ------------
TRADING COMPANIES & DISTRIBUTORS (3.0%)
Hughes Supply, Inc.                                      61,100      2,190,435
V  MSC Industrial Direct Co. Class A                     77,700      3,125,094
                                                                  ------------
                                                                     5,315,529
                                                                  ------------
Total Common Stocks
  (Cost $137,776,275)                                              171,255,993
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
SHORT-TERM INVESTMENTS (20.3%)
------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.8%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (c)(d)                          $1,390,712      1,390,712
                                                                  ------------
Total Certificate of Deposit
  (Cost $1,390,712)                                                  1,390,712
                                                                  ------------
COMMERCIAL PAPER (4.1%)
CIESCO, Inc.
  4.295%, due 1/26/06 (c)                               703,441        703,441
Clipper Receivables Corp.
  4.274%, due 1/17/06 (c)                               386,323        386,323
Compass Securitization
  4.267%, due 1/5/06 (c)                                588,045        588,045
General Electric Capital Corp.
  4.25%, due 1/24/06 (c)                              1,958,784      1,958,784
Paradigm Funding LLC
  4.276%, due 1/6/06 (c)                                588,496        588,496
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (c)                                993,366        993,366
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (c)                               985,807        985,807
Ranger Funding
  4.269%, due 1/11/06 (c)                               993,366        993,366
                                                                  ------------
Total Commercial Paper
  (Cost $7,197,628)                                                  7,197,628
                                                                  ------------

 M-296 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
FEDERAL AGENCY (2.3%)
Federal National Mortgage Association (Discount
  Note)
  3.35%, due 1/3/06                                  $4,025,000   $  4,023,877
                                                                  ------------
Total Federal Agency
  (Cost $4,023,877)                                                  4,023,877
                                                                  ------------
                                                         SHARES
INVESTMENT COMPANY (0.3%)
BGI Institutional Money Market Fund (c)                 585,737        585,737
                                                                  ------------
Total Investment Company
  (Cost $585,737)                                                      585,737
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT
TIME DEPOSITS (12.8%)
Abbey National PLC
  4.29%, due 1/3/06 (c)                              $1,788,058      1,788,058
Bank of America
  4.27%, due 1/27/06 (c)(d)                           1,589,385      1,589,385
Bank of Montreal
  4.25%, due 1/17/06 (c)                              1,589,385      1,589,385
BNP Paribas
  4.265%, due 1/26/06 (c)                             2,582,750      2,582,750
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (c)                              1,311,242      1,311,242
Dexia Group
  4.265%, due 1/6/06 (c)                              1,589,385      1,589,385
Fortis Bank
  4.25%, due 1/9/06 (c)                               1,192,039      1,192,039
Halifax Bank of Scotland
  4.26%, due 1/31/06 (c)                              1,589,385      1,589,385
Rabobank Nederland
  4.25%, due 1/27/06 (c)                              1,390,712      1,390,712

                                                      PRINCIPAL
                                                         AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Royal Bank of Scotland
  4.26%, due 1/6/06 (c)                              $1,986,731   $  1,986,731
Societe Generale
  4.30%, due 1/30/06 (c)                                993,366        993,366
Toronto Dominion Bank
  4.30%, due 1/26/06 (c)                                993,366        993,366
UBS AG
  4.26%, due 1/19/06 (c)                              1,986,731      1,986,731
  4.29%, due 1/12/06 (c)                              1,390,712      1,390,712
Wells Fargo & Co.
  4.34%, due 1/13/06 (c)                                397,346        397,346
                                                                  ------------
Total Time Deposits
  (Cost $22,370,593)                                                22,370,593
                                                                  ------------
Total Short-Term Investments
  (Cost $35,568,547)                                                35,568,547
                                                                  ------------
Total Investments
  (Cost $173,344,822) (e)                                 118.1%   206,824,540(f)
Liabilities in Excess of
  Cash and Other Assets                                   (18.1)   (31,655,325)
                                                    -----------   ------------
Net Assets                                                100.0%  $175,169,215
                                                    ===========   ============

(a)  Non-income producing security.
(b)  Represents security, or a portion thereof, which is out on loan.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)  Floating rate. Rate shown is the rate in effect at December 31, 2005.
(e)  The cost for federal income tax purposes is $173,518,747.
(f) At December 31, 2005 net unrealized appreciation was $33,305,793, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $35,952,861 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $2,647,068.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $173,344,822) including $30,372,215
  market value of securities loaned             $206,824,540
Cash                                                   6,271
Receivables:
  Investment securities sold                         722,734
  Fund shares sold                                   217,159
  Dividends and interest                              37,861
Other assets                                           1,099
                                                ------------
    Total assets                                 207,809,664
                                                ------------
LIABILITIES:
Securities lending collateral                     31,544,670
Payables:
  Investment securities purchased                    780,959
  Manager                                            194,032
  Shareholder communication                           34,921
  Professional                                        28,707
  NYLIFE Distributors                                 16,920
  Fund shares redeemed                                16,701
  Custodian                                            6,656
Accrued expenses                                      16,883
                                                ------------
    Total liabilities                             32,640,449
                                                ------------
Net assets                                      $175,169,215
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     85,149
  Service Class                                       72,558
Additional paid-in capital                       143,352,408
Accumulated net realized loss on investments      (1,820,618)
Net unrealized appreciation on investments        33,479,718
                                                ------------
Net assets                                      $175,169,215
                                                ============

INITIAL CLASS
Net assets applicable to outstanding shares     $ 94,855,394
                                                ============
Shares of capital stock outstanding                8,514,925
                                                ============
Net asset value per share outstanding           $      11.14
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 80,313,821
                                                ============
Shares of capital stock outstanding                7,255,789
                                                ============
Net asset value per share outstanding           $      11.07
                                                ============

 M-298 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends                                       $  869,910
  Interest                                           135,980
  Income from securities loaned--net                 126,733
                                                  ----------
    Total income                                   1,132,623
                                                  ----------
EXPENSES:
  Manager                                          1,478,418
  Distribution and service--Service Class            168,211
  Professional                                        50,953
  Custodian                                           22,135
  Shareholder communication                           14,953
  Directors                                           12,267
  Miscellaneous                                       23,558
                                                  ----------
    Total expenses before reimbursement            1,770,495
  Expense reimbursement from Manager                 (41,730)
                                                  ----------
    Net expenses                                   1,728,765
                                                  ----------
Net investment loss                                 (596,142)
                                                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized loss on investments                    (910,433)
Net change in unrealized appreciation on
  investments                                      7,709,461
                                                  ----------
Net realized and unrealized gain on investments    6,799,028
                                                  ----------
Net increase in net assets resulting from
  operations                                      $6,202,886
                                                  ==========

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment loss             $   (596,142)  $   (883,108)
 Net realized gain (loss) on
  investments                        (910,433)     9,702,368
 Net change in unrealized
  appreciation on investments       7,709,461      4,777,088
                                 ---------------------------
 Net increase in net assets
  resulting from operations         6,202,886     13,596,348
                                 ---------------------------
Distributions to shareholders:
 From net realized gain on
  investments:
   Initial Class                   (1,632,350)            --
   Service Class                   (1,384,577)            --
                                 ---------------------------
 Total distributions to
  shareholders                     (3,016,927)            --
                                 ---------------------------
Capital share transactions:
 Net proceeds from sale of
  shares:
   Initial Class                   11,633,771     18,619,208
   Service Class                   25,126,834     38,995,959
 Net asset value of shares
  issued to shareholders in
  reinvestment of
  distributions:
   Initial Class                    1,632,350             --
   Service Class                    1,384,577             --
                                 ---------------------------
                                   39,777,532     57,615,167
 Cost of shares redeemed:
   Initial Class                  (25,672,239)   (11,835,509)
   Service Class                   (3,808,724)    (2,172,539)
                                 ---------------------------
                                  (29,480,963)   (14,008,048)
                                 ---------------------------
    Increase in net assets
     derived from capital share
     transactions                  10,296,569     43,607,119
                                 ---------------------------
    Net increase in net assets     13,482,528     57,203,467

NET ASSETS:
Beginning of year                 161,686,687    104,483,220
                                 ---------------------------
End of year                      $175,169,215   $161,686,687
                                 ===========================

 M-300 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-301

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS
                                --------------------------------------------------------
                                                                              JULY 2,
                                                                              2001(A)
                                                                              THROUGH
                                         YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                  2005       2004       2003       2002         2001
Net asset value at beginning
  of period                     $ 10.89    $   9.96   $  7.03    $  9.55      $ 10.00
                                -------    --------   -------    -------      -------
Net investment loss (b)           (0.03)      (0.06)    (0.06)     (0.05)       (0.02)
Net realized and unrealized
  gain (loss) on investments       0.48        0.99      2.99      (2.47)       (0.43)
                                -------    --------   -------    -------      -------
Total from investment
  operations                       0.45        0.93      2.93      (2.52)       (0.45)
                                -------    --------   -------    -------      -------
Less distributions:
  From net realized gain on
    investments                   (0.20)         --        --         --           --
                                -------    --------   -------    -------      -------
Net asset value at end of
  period                        $ 11.14    $  10.89   $  9.96    $  7.03      $  9.55
                                =======    ========   =======    =======      =======
Total investment return            4.06%       9.40%    41.69%    (26.41%)      (4.52%)(c)
Ratios (to average net
  assets)/Supplemental Data:
    Net investment loss           (0.26%)     (0.61%)   (0.73%)    (0.68%)      (0.50%)
    Net expenses                   0.95%       0.95%     0.95%      0.95%        0.95%
    Expenses (before
      reimbursement)               0.98%       1.14%     1.21%      1.29%        1.96%
Portfolio turnover rate              41%        108%       65%       126%          55%
Net assets at end of period
  (in 000's)                    $94,855    $105,650   $90,085    $34,368      $20,435

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.

 M-302 MainStay VP Small Cap Growth Portfolio         The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                      SERVICE CLASS
    --------------------------------------------------
                                            JUNE 5,
                                            2003(A)
                                            THROUGH
       YEAR ENDED DECEMBER 31,            DECEMBER 31,
        2005               2004               2003
      $ 10.85            $  9.94             $  8.06
      -------            -------             -------
        (0.06)             (0.08)              (0.04)
         0.48               0.99                1.92
      -------            -------             -------
         0.42               0.91                1.88
      -------            -------             -------
        (0.20)                --                  --
      -------            -------             -------
      $ 11.07            $ 10.85             $  9.94
      =======            =======             =======
         3.81%              9.13%              23.37%(c)
        (0.51%)            (0.86%)             (0.98%)+(d)
         1.20%              1.20%               1.20%+
         1.23%              1.39%               1.46%+
           41%               108%                 65%
      $80,314            $56,037             $14,398

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   6.50%   0.20%   6.62%

                                            (After Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
12/31/95                                       10000                  10000                  10000                  10000
                                               11208                  11513                  11469                  12296
                                               13203                  14055                  14143                  16398
                                               16784                  17820                  16992                  21085
                                               19641                  21170                  19019                  25521
                                               18785                  19156                  18996                  23198
                                               16777                  17480                  18225                  20441
                                               13997                  15064                  16488                  15923
                                               16752                  17933                  19645                  20491
                                               17818                  18943                  21337                  22720
12/31/05                                       18977                  19748                  22363                  23836

  --   MainStay VP Total Return           --
       Portfolio                               Total Return Growth Composite Index
  --   Total Return Core Composite Index  --   S&P 500 Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   6.19%   -0.05%  6.34%

                                            (After Portfolio operating expenses)

                                         MAINSTAY VP TOTAL     TOTAL RETURN GROWTH     TOTAL RETURN CORE
                                          RETURN PORTFOLIO       COMPOSITE INDEX        COMPOSITE INDEX         S&P 500 INDEX
                                         -----------------     -------------------     -----------------        -------------
12/31/95                                       10000                  10000                  10000                  10000
                                               11180                  11513                  11469                  12296
                                               13135                  14055                  14143                  16398
                                               16655                  17820                  16992                  21085
                                               19440                  21170                  19019                  25521
                                               18544                  19156                  18996                  23198
                                               16521                  17480                  18225                  20441
                                               13750                  15064                  16488                  15923
                                               16416                  17933                  19645                  20491
                                               17418                  18943                  21337                  22720
12/31/05                                       18495                  19748                  22363                  23836

  --   MainStay VP Total Return           --
       Portfolio                               Total Return Growth Composite Index
  --   Total Return Core Composite Index  --   S&P 500 Index

                                                               ONE      FIVE     TEN
BENCHMARKS                                                     YEAR    YEARS    YEARS

Total Return Core Composite Index*                             4.81%    3.32%    8.38%
Total Return Growth Composite Index*                           4.25     0.61     7.04
S&P 500(R) Index*                                              4.91     0.54     9.07

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 6.27% for the Initial Class and 5.99% for the Service Class. Please see Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from (1/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-304   MainStay VP Total Return Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP TOTAL RETURN PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                              ENDING ACCOUNT
                                                                                               VALUE (BASED
                                                       ENDING ACCOUNT                         ON HYPOTHETICAL
                                                        VALUE (BASED                           5% ANNUALIZED
                                       BEGINNING         ON ACTUAL           EXPENSES           RETURN AND           EXPENSES
                                        ACCOUNT         RETURNS AND            PAID               ACTUAL               PAID
                                         VALUE           EXPENSES)            DURING             EXPENSES)            DURING
 SHARE CLASS                            7/1/05            12/31/05          PERIOD(1,2)          12/31/05           PERIOD(1,2)
 ------------------------------------------------------------------------------------------------------------------------------

 INITIAL CLASS                         $1,000.00         $1,049.15             $1.91             $1,023.15             $1.89
 ------------------------------------------------------------------------------------------------------------------------------

 SERVICE CLASS                         $1,000.00         $1,047.50             $3.20             $1,021.90             $3.16
 ------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.37% for Initial Class, 0.62% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 ( to reflect the one-half year period).

2. Amount includes nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $2.99 and $4.28 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $2.96 and $4.23 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-305

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                            70.0%
U.S. Government & Federal Agencies                                       19.3
Short-Term Investments (collateral from securities lending is 7.9%)      13.7
Corporate Bonds                                                           4.6
Mortgage-Backed Securities                                                1.7
Foreign Bonds                                                             1.6
Asset-Backed Securities                                                   0.9
Convertible Preferred Stocks                                              0.4
Municipal Bond                                                            0.1
Loan Assignment                                                           0.0*
Yankee Bonds                                                              0.0*
Convertible Bond                                                          0.0*
Purchased Put Option                                                      0.0*
Liabilities in Excess of Cash and Other Assets                          -12.3


* Less than one tenth of a percent.

See Portfolio of Investments on page M-310 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Federal National Mortgage Association
     (Mortgage Pass-Through Securities)
     5.50%, due 2/1/21 TBA
 2.  Citigroup, Inc.
 3.  ENSCO International, Inc.
 4.  Transocean, Inc.
 5.  Bank of America Corp.
 6.  Pfizer, Inc.
 7.  UnitedHealth Group, Inc.
 8.  Sprint Nextel Corp.
 9.  International Business Machines Corp.
10.  Inco, Ltd.

 M-306   MainStay VP Total Return Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Managers Rudolph C. Carryl, Gary Goodenough, Christopher Harms, Richard A. Rosen, and Edmund C. Spelman of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 30% of its net assets in U.S. equity securities and at least 30% of its net assets in U.S. debt securities. In implementing this strategy, about half of the stock portion of the Portfolio will be invested in growth-oriented stocks and about half will be invested in value-oriented stocks. The bond portion of the Portfolio will typically consist of securities that are rated A or better by S&P or Moody's(1) or that we deem to be of comparable creditworthiness, including U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. The Portfolio may also enter into mortgage dollar roll transactions. The bond portion of the Portfolio may invest up to 20% of its assets in high-yield bonds and other debt rated below investment grade that MacKay Shields, the Portfolio's subadvisor, believes may provide capital appreciation in addition to income. Both the stock and the bond portions of the Portfolio may take a flexible approach by investing in a variety of industries, issuers, and types of securities.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

During the 12 months ended December 31, 2005, MainStay VP Total Return Portfolio returned 6.50% for Initial Class shares and 6.19% for Service Class shares. Both share classes outperformed the 4.78% return of the average Lipper* Variable Products Balanced Portfolio over the same period. In 2005, both share classes outperformed the 4.81% return of the Total Return Core Composite Index,* the Portfolio's primary benchmark.

WHAT FACTORS AFFECTED THE STOCK MARKET IN 2005?

Among the most significant factors affecting the equity markets were the substantial rise in crude-oil prices, which stoked inflation fears and raised concerns about future consumer spending. The Federal Reserve's rate-hike campaign, although executed at a truly measured pace, also influenced the market. The ongoing war in Iraq and sustained violence in the Middle East continued to weigh on investor sentiment, since events in this region can affect oil prices.

The job market in the United States remained on solid ground throughout 2005, and gross-domestic-product figures suggest that the U.S. economy has remained on a healthy path. Even after eight tightening moves in 2005, interest rates remained at historically low levels, which fueled strong customer spending in 2005. After major hurricanes hit the Gulf Coast, however, gasoline prices rose to more than $3 a gallon, which raised concerns about consumer spending.

Most major U.S. stock market indices advanced in 2005, and value stocks generally outperformed growth stocks at all capitalization levels.

WHICH OF THE PORTFOLIO'S STOCKS WERE STRONG PERFORMERS IN 2005?

Among the stocks that contributed to performance in the health care sector were UnitedHealth Group and Wellpoint, both of which benefited from industry consolidation that led to more rational pricing, expanding margins, and strong earnings growth. Biotechnology company Genentech gained significant ground on strong earnings growth, driven by the potential of its new cancer drugs.


The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

Not all investment divisions are available under all policies.

1. Debt rated A by Standard & Poor's is deemed by Standard & Poor's to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. In the opinion of Standard & Poor's, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. Bonds rated A by Moody's Investors Service possess many favorable investment attributes and in Moody's opinion are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered by Moody's to be adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-307

Information technology stock Apple Computer also advanced, with several new iPod versions leading to explosive earnings growth.

Energy-related issues, particularly those in the contract drilling industry, made strong positive contributions. Transocean, ENSCO International, Rowan, and Pride International all benefited from higher oil and natural gas prices and from supply concerns following the hurricanes that affected the Gulf Coast. Oil services company BJ Services benefited from higher oil prices and stronger momentum in exploration and drilling activity.

WHICH OF THE PORTFOLIO'S STOCKS DETRACTED FROM PERFORMANCE?

Among the stocks that detracted from performance in the information technology sector was IBM, which suffered from concerns about earnings quality. Private corporate telephone network company Avaya suffered when an emerging product line threatened to take business away from the company's legacy products. Printer manufacturer Lexmark International declined sharply when the company issued fourth-quarter earnings guidance below analyst's expectations.

In the consumer discretionary sector, Motorcycle manufacturer Harley-Davidson lowered production guidance for the first time in the company's history, which led to lower estimates from analysts. Audio and video products company Harman International Industries declined on disappointing guidance for fiscal 2006 and competitive concerns. Brunswick, which makes boats, marine engines, and fitness, bowling, and billiards equipment, declined on concerns about consumer demand, a lower 2005 earnings forecast, and a production-cut announcement.

Rising input costs hurt some of the Portfolio's consumer staples holdings. Kimberly-Clark and Kraft Foods both declined. Molson Coors disappointed investors with lower earnings and beer volume trends from the time we purchased the stock in March through midyear when we sold the Portfolio's entire position.

In the materials sector, the Portfolio purchased shares of glassmaker Owens-Illinois in January, but after gaining some ground, the stock declined sharply in the September and early October. Bowater's shares declined after the company failed to generate a long-anticipated earnings recovery.

WHAT ECONOMIC FORCES AFFECTED THE BOND MARKET DURING 2005?

Debate over the lasting effects of higher energy costs continued, with aggregate demand and inflation among the key concerns. The Federal Open Market Committee raised the federal funds target rate eight times during 2005, with a 25-basis-point increase on each occasion. (A basis point is one-hundredth of a percentage point.) By year end, the federal funds target rate stood at 4.25%.

HOW DID THE TREASURY YIELD CURVE CHANGE DURING THE REPORTING PERIOD?

The yield curve flattened as the spread between the two-year and 30-year benchmark rates narrowed. From December 31, 2004, through December 31, 2005, the two-year Treasury yield advanced from 3.07% to 4.40%. Over the same period, five-year Treasury yields increased from 3.61% to 4.35% and 10-year Treasury yields rose from 4.22% to 4.39%. Thirty-year Treasury yields, on the other hand, declined from 4.82% to 4.54%.(2)

The Federal Reserve's focus on inflation wasn't the only factor that influenced the flattening trend. In a low-rate environment, investors extended duration to capture higher yields. Overseas central banks bought U.S. Treasurys to stall appreciation of their currencies relative to the U.S. dollar. Pension funds lengthened duration to better match the interest-rate sensitivities of their assets and liabilities. And with a shortage of overseas investment opportunities, a global savings glut overflowed into the U.S. markets.

HOW DID YOU POSITION THE BOND PORTION OF THE PORTFOLIO IN THIS ENVIRONMENT?

In 2005, we properly anticipated the trajectory of the Treasury yield curve, and the bond portion of the Portfolio benefited from its duration and yield-curve positioning. As of December 31, 2005, the bond portion of the Portfolio had a duration of 4.4 years, which was 96% of the duration of the Lehman Brothers(R) Aggregate Bond Index.* The Portfolio's cash position and its exposure to short-duration asset-backed securities balanced a concentration in longer-duration Treasurys. This positioning seeks to benefit when the yield curve flattens--or when the yields on short-term securities rise faster than those on longer-term securities.


2. Source: Bloomberg

 M-308   MainStay VP Total Return Portfolio

HOW DID THE PORTFOLIO'S FIXED-INCOME ASSET ALLOCATIONS AFFECT PERFORMANCE?

Our decision to overweight emerging-market sovereign debt was beneficial for the year, as was the coupon return from high-yield securities. These contributions, however, were partially offset by an underweighted position in Ginnie Mae securities and an overweighted position in asset-backed securities.

We positioned the bond portion of the Portfolio quite differently than we did a year ago, when we were seeking credit risk to increase incremental returns. The new positioning sought a better balance between interest-rate risk and credit risk, particularly since compensation for taking on additional credit risk remained modest.

HOW HAS THE MAKEUP OF THE BOND PORTION OF THE PORTFOLIO CHANGED DURING THE REPORTING PERIOD?

During 2005, the bond portion of the Portfolio assumed a more defensive positioning. We acknowledged that corporate bond prices had approached fair value by trimming exposure to investment-grade corporate bonds and by substantially reducing the Portfolio's position in high-yield corporate bonds. The proceeds from these sales were allocated among agency debentures, mortgage-backed securities, and U.S. Treasury securities.

HOW WAS THE BOND PORTION OF THE PORTFOLIO INVESTED AT THE END OF THE REPORTING PERIOD?

As of December 31, 2005, the Portfolio's largest fixed-income allocation was to residential mortgage-backed securities, followed by evenly matched investments in U.S. Treasurys and investment-grade corporate bonds. Agency debentures were next, followed by commercial mortgage-backed securities and asset-backed securities.

At the end of 2005, the bond portion of the Portfolio was overweighted relative to the Lehman Brothers(R) Aggregate Bond Index* in mortgage-backed securities, high-yield corporate bonds, asset-backed securities, and cash. At year-end, the bond portion of the Portfolio was underweighted relative to the Index in Treasurys and investment-grade credit.


The opinions expressed are those of the Portfolio Managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP TOTAL RETURN PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED

                                                 www.MAINSTAYfunds.com     M-309

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

LONG-TERM BONDS (28.2%) +
ASSET-BACKED SECURITIES (0.9%)
------------------------------------------------------------------------------
CONSUMER FINANCE (0.4%)
Harley-Davidson Motorcycle Trust
  Series 2004-1, Class A2
  2.53%, due 11/15/11                               $ 1,650,000   $  1,593,719
Volkswagen Auto Loan Enhanced Trust
  Series 2003-2, Class A3
  2.27%, due 10/22/07                                   742,898        737,368
                                                                  ------------
                                                                     2,331,087
                                                                  ------------
CONSUMER LOANS (0.2%)
Atlantic City Electric Transition Funding LLC
  Series 2002-1, Class A4
  5.55%, due 10/20/23                                   850,000        884,405
                                                                  ------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Capital One Master Trust
  Series 2001-5, Class A
  5.30%, due 6/15/09                                    480,000        481,300
                                                                  ------------

ELECTRIC (0.2%)
AES Eastern Energy, L.P.
  Series 1999-A
  9.00%, due 1/2/17                                      83,464         94,312
Public Service New Hampshire Funding LLC
  Pass-Through Certificates
  Series 2002-1, Class A
  4.58%, due 2/1/10                                     877,887        875,219
                                                                  ------------
                                                                       969,531
                                                                  ------------
THRIFTS & MORTGAGE FINANCE (0.0%)++
Vanderbilt Mortgage Finance
  Series 1999-B, Class 1A4
  6.545%, due 4/7/18                                     51,507         51,615
                                                                  ------------
Total Asset-Backed Securities
  (Cost $4,757,319)                                                  4,717,938
                                                                  ------------

CONVERTIBLE BOND (0.0%)++
------------------------------------------------------------------------------
HEALTH CARE-SERVICES (0.0%)++
Laboratory Corp. of America Holdings
  (zero coupon), due 9/11/21                             30,000         23,025
                                                                  ------------
Total Convertible Bond
  (Cost $22,500)                                                        23,025
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT      VALUE
CORPORATE BONDS (4.6%)
------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.1%)
Sequa Corp.
  8.875%, due 4/1/08                                $    45,000   $     46,912
  9.00%, due 8/1/09                                      15,000         15,937
United Technologies Corp.
  5.40%, due 5/1/35                                     445,000        443,447
                                                                  ------------
                                                                       506,296
                                                                  ------------
AGRICULTURE (0.2%)
Cargill, Inc.
  4.375%, due 6/1/13 (a)                                460,000        437,373
  5.00%, due 11/15/13 (a)                               580,000        572,691
                                                                  ------------
                                                                     1,010,064
                                                                  ------------
AIRLINES (0.1%)
Delta Air Lines, Inc.
  8.30%, due 12/15/29 (b)                               105,000         23,625
Southwest Airlines Co.
  5.125%, due 3/1/17                                    545,000        508,887
                                                                  ------------
                                                                       532,512
                                                                  ------------
AUTO PARTS & EQUIPMENT (0.0%)++
Collins & Aikman Products Co.
  12.875%, due 8/15/12 (a)(b)                            50,000          4,500
Goodyear Tire & Rubber Co. (The)
  11.25%, due 3/1/11                                     55,000         61,600
                                                                  ------------
                                                                        66,100
                                                                  ------------
AUTOMOBILES (0.0%)++
DaimlerChrysler N.A. Holding Corp.
  6.50%, due 11/15/13                                   125,000        130,881
                                                                  ------------

CHEMICALS (0.1%)
Equistar Chemicals, L.P.
  7.55%, due 2/15/26                                     55,000         52,181
Lyondell Chemical Co.
  9.50%, due 12/15/08                                   103,000        107,892
  10.50%, due 6/1/13                                     50,000         56,812
Millennium America, Inc.
  7.625%, due 11/15/26                                   75,000         71,625

 M-310 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
Terra Capital, Inc.
  12.875%, due 10/15/08                             $    60,000   $     69,900
                                                                  ------------
                                                                       358,410
                                                                  ------------
COMPUTERS (0.0%)++
SunGard Data Systems, Inc.
  3.75%, due 1/15/09                                     35,000         31,850
  8.525%, due 8/15/13 (a)(c)                              5,000          5,175
  9.125%, due 8/15/13 (a)                                25,000         25,875
  10.25%, due 8/15/15 (a)                                30,000         30,000
                                                                  ------------
                                                                        92,900
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.7%)
American Real Estate Partners, L.P.
  8.125%, due 6/1/12                                     90,000         93,375
Bear Stearns Cos., Inc. (The)
  4.00%, due 1/31/08                                    580,000        569,397
Citigroup, Inc.
  5.00%, due 9/15/14                                    700,000        689,048
General Motors Acceptance Corp.
  5.625%, due 5/15/09                                    30,000         26,691
  6.75%, due 12/1/14 (d)                                 35,000         31,487
  8.00%, due 11/1/31 (d)                                105,000        100,578
HSBC Finance Corp.
  4.75%, due 4/15/10                                    520,000        512,300
JPMorgan Chase Capital XVII
  5.85%, due 8/1/35                                     150,000        148,410
Morgan Stanley
  3.625%, due 4/1/08                                    285,000        277,650
OMX Timber Finance Investments LLC
  Series 1
  5.42%, due 1/29/20 (a)                                255,000        255,798
Rainbow National Services LLC
  8.75%, due 9/1/12 (a)                                  50,000         53,250
Residential Capital Corp.
  6.375%, due 6/30/10 (a)                               505,000        513,138
                                                                  ------------
                                                                     3,271,122
                                                                  ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.0%)++
Qwest Corp.
  7.125%, due 11/15/43                                   15,000         13,837
                                                                  ------------

ELECTRIC (0.5%)
AES Corp. (The)
  9.00%, due 5/15/15 (a)                                 85,000         93,075
Calpine Corp.
  8.50%, due 7/15/10 (a)(b)                              76,000         62,320
Kiowa Power Partners LLC
  Series B
  5.737%, due 3/30/21 (a)                               540,000        541,588
NiSource Finance Corp.
  5.45%, due 9/15/20                                    290,000        280,987
PSE&G Energy Holdings LLC
  8.625%, due 2/15/08                                    35,000         36,400
PSE&G Power LLC
  6.875%, due 4/15/06                                 1,260,000      1,266,526
Tenaska Virginia Partners, L.P.
  6.119%, due 3/30/24 (a)                               272,535        282,591
                                                                  ------------
                                                                     2,563,487
                                                                  ------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
Emerson Electric Co.
  6.00%, due 8/15/32                                    520,000        564,523
                                                                  ------------

ELECTRONICS (0.0%)++
Fisher Scientific International, Inc.
  6.75%, due 8/15/14                                     45,000         46,912
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT      VALUE
ENTERTAINMENT (0.0%)++
Mohegan Tribal Gaming Authority
  6.375%, due 7/15/09                               $    70,000   $     70,437
                                                                  ------------

ENVIRONMENTAL CONTROL (0.0%)++
Geo Sub Corp.
  11.00%, due 5/15/12                                    50,000         49,000
                                                                  ------------

FOOD (0.1%)
Safeway, Inc.
  6.50%, due 3/1/11                                     330,000        341,718
                                                                  ------------

FOREST PRODUCTS & PAPER (0.0%)++
Georgia-Pacific Corp.
  7.75%, due 11/15/29                                    10,000          9,125
  8.00%, due 1/15/24                                     15,000         14,325
  8.875%, due 5/15/31                                    20,000         20,050
Pope & Talbot, Inc.
  8.375%, due 6/1/13                                     45,000         33,300
                                                                  ------------
                                                                        76,800
                                                                  ------------
HEALTH CARE-SERVICES (0.3%)
HCA, Inc.
  8.36%, due 4/15/24                                     80,000         87,224
  8.75%, due 9/1/10                                      85,000         94,010
Highmark, Inc.
  6.80%, due 8/15/13 (a)                                835,000        903,995

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE-SERVICES (CONTINUED)
Quest Diagnostics, Inc.
  5.45%, due 11/1/15 (a)                            $   215,000   $    216,608
                                                                  ------------
                                                                     1,301,837
                                                                  ------------
HOME BUILDERS (0.0%)++
Beazer Homes USA, Inc.
  6.875%, due 7/15/15                                   155,000        148,606
                                                                  ------------

INSURANCE (0.2%)
Ambac Financial Group, Inc.
  5.95%, due 12/5/35                                    355,000        363,522
Crum & Forster Holdings Corp.
  10.375%, due 6/15/13                                   45,000         47,475
Fund American Cos., Inc.
  5.875%, due 5/15/13                                   675,000        681,117
                                                                  ------------
                                                                     1,092,114
                                                                  ------------
IRON & STEEL (0.0%)++
United States Steel LLC
  10.75%, due 8/1/08                                     55,000         60,775
                                                                  ------------

LODGING (0.1%)
Caesars Entertainment, Inc.
  9.375%, due 2/15/07                                    85,000         88,506
MGM Mirage, Inc.
  6.75%, due 9/1/12                                      20,000         20,275
  7.00%, due 11/15/36                                   105,000        107,362
  7.25%, due 10/15/06                                     5,000          5,069
  8.375%, due 2/1/11                                     35,000         37,450
  8.50%, due 9/15/10                                     75,000         81,281
Starwood Hotel & Resorts
  7.375%, due 11/15/15                                   40,000         43,400
                                                                  ------------
                                                                       383,343
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT      VALUE
MEDIA (0.5%)
Clear Channel Communications, Inc.
  5.50%, due 9/15/14                                $   400,000   $    382,755
Houghton Mifflin Co.
  7.20%, due 3/15/11                                     70,000         72,450
MediaNews Group, Inc.
  6.375%, due 4/1/14                                     65,000         59,963
Morris Publishing Group LLC
  7.00%, due 8/1/13                                      50,000         47,188
Paxson Communications Corp.
  7.777%, due 1/15/12 (a)(c)                             20,000         19,875
Reed Elsevier Capital, Inc.
  4.625%, due 6/15/12                                   365,000        353,734
Time Warner Entertainment Co., L.P.
  10.15%, due 5/1/12                                  1,180,000      1,436,682
Ziff Davis Media, Inc.
  10.25%, due 5/1/12 (c)                                 45,000         40,950
                                                                  ------------
                                                                     2,413,597
                                                                  ------------
OIL & GAS (0.2%)
Enterprise Products Operating, L.P.
  Series B
  6.65%, due 10/15/34                                   525,000        542,093
Forest Oil Corp.
  8.00%, due 12/15/11                                    60,000         65,550
Gazprom International S.A.
  7.201%, due 2/1/20 (a)                                400,000        427,400
Newfield Exploration Co.
  8.375%, due 8/15/12                                    30,000         32,100
Pride International, Inc.
  7.375%, due 7/15/14                                    35,000         37,538
Vintage Petroleum, Inc.
  8.25%, due 5/1/12                                      30,000         32,175
                                                                  ------------
                                                                     1,136,856
                                                                  ------------
PACKAGING & CONTAINERS (0.0%)++
Owens-Brockway Glass Container, Inc.
  7.75%, due 5/15/11                                     45,000         46,969
  8.875%, due 2/15/09                                    45,000         46,969
Owens-Illinois, Inc.
  8.10%, due 5/15/07                                     45,000         46,013
                                                                  ------------
                                                                       139,951
                                                                  ------------
PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc. (The)
  5.75%, due 10/15/33                                   370,000        379,321
                                                                  ------------

PHARMACEUTICALS (0.2%)
Medco Health Solutions, Inc.
  7.25%, due 8/15/13                                    935,000      1,027,112
                                                                  ------------

PIPELINES (0.2%)
ANR Pipeline Co.
  9.625%, due 11/1/21                                    40,000         48,866
El Paso Production Holding Co.
  7.75%, due 6/1/13                                      70,000         72,625
Energy Transfer Partners, L.P.
  5.95%, due 2/1/15                                     500,000        498,243
Pacific Energy Partners, L.P.
  7.125%, due 6/15/14                                    45,000         46,350
Williams Cos., Inc.
  7.875%, due 9/1/21                                     65,000         70,363
                                                                  ------------
                                                                       736,447
                                                                  ------------

 M-312 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

CORPORATE BONDS (CONTINUED)
------------------------------------------------------------------------------
REAL ESTATE (0.1%)
CB Richard Ellis Services, Inc.
  9.75%, due 5/15/10                                $    75,000   $     81,750
iStar Financial, Inc.
  6.50%, due 12/15/13                                   515,000        527,656
Omega Healthcare Investors, Inc.
  7.00%, due 4/1/14                                      70,000         70,263
                                                                  ------------
                                                                       679,669
                                                                  ------------
RETAIL (0.5%)
CVS Corp.
  5.789%, due 1/10/26 (a)                                71,489         72,714
Dayton Hudson Co.
  8.60%, due 1/15/12                                    370,000        438,349
Kohl's Corp.
  6.00%, due 1/15/33                                  1,100,000      1,081,208
Toys "R" Us, Inc.
  7.625%, due 8/1/11                                     65,000         53,300
Wal-Mart Stores, Inc.
  4.50%, due 7/1/15                                      25,000         24,074
  5.25%, due 9/1/35                                     800,000        776,541
                                                                  ------------
                                                                     2,446,186
                                                                  ------------
SEMICONDUCTORS (0.1%)
MagnaChip Semiconductor S.A.
  7.741%, due 12/15/11 (c)                              100,000        101,500
  8.00%, due 12/15/14                                    85,000         81,175
                                                                  ------------
                                                                       182,675
                                                                  ------------
SOFTWARE (0.0%)++
Computer Associates International, Inc.
  4.75%, due 12/1/09 (a)                                150,000        146,268
                                                                  ------------

TELECOMMUNICATIONS (0.2%)
Ameritech Capital Funding Corp.
  6.25%, due 5/18/09                                    220,000        226,941
Dobson Cellular Systems
  9.00%, due 11/1/11 (c)                                 35,000         36,400
PanAmSat Corp.
  9.00%, due 8/15/14                                     32,000         33,520
Qwest Communications International, Inc.
  7.25%, due 2/15/11                                     45,000         45,900
Qwest Corp.
  7.25%, due 9/15/25                                     30,000         29,850
  8.875%, due 3/15/12                                    20,000         22,550
SBC Communications, Inc.
  4.125%, due 9/15/09                                   410,000        395,905
Triton PCS, Inc.
  8.50%, due 6/1/13                                      40,000         37,200
                                                                  ------------
                                                                       828,266
                                                                  ------------
TEXTILES (0.0%)++
Invista
  9.25%, due 5/1/12 (a)                                  75,000         80,063
                                                                  ------------
Total Corporate Bonds
  (Cost $22,755,277)                                                22,878,085
                                                                  ------------
FOREIGN BONDS (1.6%)
------------------------------------------------------------------------------
BEVERAGES (0.4%)
Bavaria S.A.
  8.875%, due 11/1/10 (a)                               240,000        260,700


                                                      PRINCIPAL
                                                         AMOUNT      VALUE
BEVERAGES (CONTINUED)
CIA Brasileira de Bebidas
  10.50%, due 12/15/11                              $ 1,355,000   $  1,666,650
Coca-Cola HBC Finance BV
  5.125%, due 9/17/13                                   245,000        246,274
                                                                  ------------
                                                                     2,173,624
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (0.1%)
Tengizchevroil Finance Co.
  6.124%, due 11/15/14 (a)                              230,000        233,910
                                                                  ------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Telefonos de Mexico S.A. de C.V.
  4.50%, due 11/19/08                                   420,000        412,398
  5.50%, due 1/27/15                                    255,000        251,558
                                                                  ------------
                                                                       663,956
                                                                  ------------
ELECTRIC UTILITIES (0.1%)
SP PowerAssets, Ltd.
  5.00%, due 10/22/13 (a)                               360,000        359,605
                                                                  ------------

ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
LG Electronics, Inc.
  5.00%, due 6/17/10 (a)                                305,000        298,608
                                                                  ------------

FOREIGN SOVEREIGN (0.1%)
United Mexican States
  8.125%, due 12/30/19                                  350,000        429,625
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (0.0%)++
Controladora Mabe S.A. de C.V.
  6.50%, due 12/15/15 (a)                               140,000        139,689
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

FOREIGN BONDS (CONTINUED)
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES (0.0%)++
Stena AB
  9.625%, due 12/1/12                               $    45,000   $     48,881
                                                                  ------------

INSURANCE (0.1%)
Nippon Life Insurance Co.
  4.875%, due 8/9/10 (a)                                250,000        246,135
                                                                  ------------

MEDIA (0.2%)
BSKYB Finance UK PLC
  5.625%, due 10/15/15 (a)                              520,000        517,595
  6.50%, due 10/15/35 (a)                               260,000        259,084
CanWest Media, Inc.
  8.00%, due 9/15/12                                     45,000         45,956
                                                                  ------------
                                                                       822,635
                                                                  ------------
METALS & MINING (0.2%)
Alcan, Inc.
  5.00%, due 6/1/15                                     475,000        460,766
Citigroup, Inc. (JSC Severstal)
  Series REGS
  9.25%, due 4/19/14                                    244,000        264,130
Corporacion Nacional del Cobre-Codelco, Inc.
  5.50%, due 10/15/13 (a)                               475,000        485,626
                                                                  ------------
                                                                     1,210,522
                                                                  ------------
REGIONAL GOVERNMENT (0.2%)
Province of Quebec
  5.00%, due 7/17/09                                    920,000        927,771
                                                                  ------------


                                                      PRINCIPAL
                                                         AMOUNT      VALUE
TELECOMMUNICATIONS (0.0%)++
Millicom International Cellular S.A.
  10.00%, due 12/1/13                               $    60,000   $     61,950
                                                                  ------------

TRANSPORTATION (0.0%)++
Grupo Transportacion Ferroviaria Mexicana S.A. de
  C.V.
  12.50%, due 6/15/12                                   115,000        131,100
                                                                  ------------
Total Foreign Bonds
  (Cost $7,355,187)                                                  7,748,011
                                                                  ------------

MORTGAGE-BACKED SECURITIES (1.7%)
------------------------------------------------------------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.7%)
Banc of America Commercial Mortgage, Inc.
  Series 2001-PB1, Class A1
  4.907%, due 5/11/35                                   155,376        155,218
  Series 2005-5, Class A2
  5.001%, due 10/10/45                                  805,000        801,105
Citigroup Commercial Mortgage Trust
  Series 2004-C2, Class A5
  4.733%, due 10/15/41                                  760,000        738,054
Citigroup/Deutsche Bank Commercial Mortgage Trust
  Series 2005-CD1, Class A4
  5.225%, due 9/15/20 (c)                               815,000        823,494
Fannie Mae Grantor Trust
  Series 1998-M6, Class A2
  6.32%, due 8/15/08                                    468,464        480,810
LB-UBS Commercial Mortgage Trust
  Series 2004-C2, Class A2
  3.246%, due 3/15/29                                 1,050,000        999,222
  Series 2004-C7, Class A1
  3.625%, due 10/15/29                                  887,646        865,051
  Series 2005-C7, Class A4
  5.197%, due 11/15/30                                  640,000        642,091
Merrill Lynch Mortgage Trust
  Series 2004-MKB1, Class A1
  3.563%, due 2/12/42                                   785,374        764,986
  Series 2004-BPC1, Class A5
  4.855%, due 10/12/41                                1,530,000      1,496,160
Morgan Stanley Capital I
  Series 2003-IQ5, Class A1
  3.02%, due 4/15/38                                    554,520        538,148
Wachovia Bank Commercial Mortgage Trust
  Series 2004-C14, Class A1
  3.477%, due 8/15/41                                   308,943        300,909
                                                                  ------------
Total Mortgage-Backed Securities
  (Cost $8,766,888)                                                  8,605,248
                                                                  ------------

 M-314 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

MUNICIPAL BOND (0.1%)
------------------------------------------------------------------------------
UNITED STATES (0.1%)
Harris County Texas Industrial Development Corp.
  Solid Waste Deer Park
  5.683%, due 3/1/23 (c)                            $   395,000   $    398,685
                                                                  ------------
Total Municipal Bond
  (Cost $395,000)                                                      398,685
                                                                  ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (19.3%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (1.2%)
  3.00%, due 8/1/10 (e)                                 397,155        375,327
  4.33%, due 3/1/35 (c)(e)                            1,272,290      1,249,878
  5.00%, due 2/1/21 TBA (f)                           1,065,000      1,053,351
  5.00%, due 8/1/33 (e)                                 673,781        654,654
  5.50%, due 2/1/36 TBA (f)                           3,145,000      3,112,569
                                                                  ------------
                                                                     6,445,779
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.0%)
  4.00%, due 9/2/08 (d)                               2,380,000      2,331,077
  4.625%, due 5/1/13                                    870,000        844,938
  4.75%, due 1/2/07                                   3,445,000      3,441,359
  5.125%, due 1/2/14                                    545,000        545,885
  5.25%, due 8/1/12                                   2,330,000      2,352,349
  5.50%, due 5/2/06                                   3,350,000      3,359,350
  6.00%, due 9/1/35                                   2,451,455      2,476,471
  6.00%, due 10/1/35                                  1,006,055      1,015,591
  6.25%, due 2/1/11                                     435,000        459,408
  6.625%, due 9/15/09                                 2,565,000      2,727,470
                                                                  ------------
                                                                    19,553,898
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (8.2%)
  4.50%, due 4/1/18 (e)                                 784,557        765,192
  4.50%, due 7/1/18 (e)                               2,622,660      2,557,925
  4.50%, due 11/1/18 (e)                              3,544,317      3,456,832
  4.50%, due 2/1/21 TBA (f)                             850,000        826,625
  5.00%, due 2/1/36 TBA (f)                           3,215,000      3,112,522
  5.50%, due 2/1/17 (e)                               3,063,717      3,084,893

V    5.50%, due 2/1/21 TBA (f)                        8,640,000      8,683,200


                                                      PRINCIPAL
                                                         AMOUNT      VALUE
FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 6/1/33 (e)                             $ 4,040,657   $  4,011,025
  5.50%, due 11/1/33 (e)                              2,298,646      2,281,789
  5.50%, due 12/1/33 (e)                              1,450,710      1,440,071
  6.00%, due 1/1/33                                     723,273        731,381
  6.00%, due 3/1/33                                     998,064      1,008,485
  6.00%, due 9/1/34                                     983,370        992,668
  6.00%, due 9/1/35                                     463,151        468,404
  6.00%, due 10/1/35                                  1,147,690      1,158,569
  6.00%, due 2/1/36 TBA (f)                           3,115,000      3,139,334
  6.50%, due 6/1/31 (e)                                 419,884        431,610
  6.50%, due 8/1/31 (e)                                 324,911        333,984
  6.50%, due 10/1/31 (e)                                431,567        443,619
  7.00%, due 2/1/32 (e)                                 445,170        464,708
  7.00%, due 4/1/32 (e)                                 256,266        267,503
  7.50%, due 8/1/31 (e)                                 793,168        831,253
                                                                  ------------
                                                                    40,491,592
                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (0.8%)
  5.00%, due 3/1/36 TBA (f)                           1,410,000      1,388,410
  6.00%, due 4/15/29 (e)                                654,109        670,821
  6.00%, due 8/15/32 (e)                              1,435,455      1,471,328
  7.50%, due 12/15/23                                    76,546         81,037
  7.50%, due 11/15/28 (e)                               198,560        209,182
  7.50%, due 12/15/28 (e)                               489,601        516,044
                                                                  ------------
                                                                     4,336,822
                                                                  ------------
UNITED STATES TREASURY BONDS (2.2%)
  6.00%, due 2/15/26                                  1,325,000      1,562,465
  6.25%, due 8/15/23 (d)                              2,545,000      3,039,089
  6.25%, due 5/15/30 (d)                              2,190,000      2,719,877
  6.875%, due 8/15/25                                 1,205,000      1,551,813
  7.50%, due 11/15/16                                 1,080,000      1,356,582
  8.75%, due 8/15/20                                    580,000        834,385
                                                                  ------------
                                                                    11,064,211
                                                                  ------------
UNITED STATES TREASURY NOTES (2.9%)
  3.125%, due 1/31/07 (d)                               770,000        759,232
  3.375%, due 2/15/08 (d)                             5,525,000      5,411,262
  3.875%, due 9/15/10                                 2,440,000      2,389,199
  3.875%, due 2/15/13 (d)                               965,000        935,334
  6.00%, due 8/15/09                                  4,760,000      5,016,593
                                                                  ------------
                                                                    14,511,620
                                                                  ------------
Total U.S. Government & Federal Agencies
  (Cost $96,513,127)                                                96,403,922
                                                                  ------------

LOAN ASSIGNMENT (0.0%)++
------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT (0.0%)++
Goodyear Tire & Rubber Co. (The)
  7.06%, due 4/30/10 (c)(g)                             175,000        176,057
                                                                  ------------
Total Loan Assignment
  (Cost $175,000)                                                      176,057
                                                                  ------------

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

                                                      PRINCIPAL
                                                         AMOUNT      VALUE

YANKEE BONDS (0.0%)++(H)
------------------------------------------------------------------------------
INSURANCE (0.0%)++
Fairfax Financial Holdings, Ltd.
  7.375%, due 4/15/18 (d)                           $    10,000   $      8,247
  7.75%, due 4/26/12 (d)                                 40,000         37,323
  8.30%, due 4/15/26 (d)                                 10,000          8,290
                                                                  ------------
Total Yankee Bonds
  (Cost $57,733)                                                        53,860
                                                                  ------------
Total Long-Term Bonds
  (Cost $140,798,031)                                              141,004,831
                                                                  ------------

                                                      SHARES


COMMON STOCKS (70.0%)
------------------------------------------------------------------------------
ADVERTISING (0.5%)
Omnicom Group, Inc.                                      31,300      2,664,569
                                                                  ------------

AEROSPACE & DEFENSE (2.2%)
L-3 Communications Holdings, Inc.                        39,900      2,966,565
Northrop Grumman Corp.                                   59,900      3,600,589
Raytheon Co.                                             23,100        927,465
United Technologies Corp.                                63,500      3,550,285
                                                                  ------------
                                                                    11,044,904
                                                                  ------------
APPAREL (1.4%)
Coach, Inc. (i)                                         112,200      3,740,748
NIKE, Inc. Class B                                       36,800      3,193,872
                                                                  ------------
                                                                     6,934,620
                                                                  ------------
BANKS (2.9%)

V  Bank of America Corp. (d)                            142,200      6,562,530
PNC Financial Services Group, Inc. (The)                 33,500      2,071,305
U.S. Bancorp                                             98,700      2,950,143
Wachovia Corp.                                           55,800      2,949,588
                                                                  ------------
                                                                    14,533,566
                                                                  ------------
BEVERAGES (0.3%)
PepsiCo, Inc.                                            27,600      1,630,608
                                                                  ------------

BIOTECHNOLOGY (1.3%)
Amgen, Inc. (i)                                          47,300      3,730,078
Genentech, Inc. (i)                                      31,300      2,895,250
                                                                  ------------
                                                                     6,625,328
                                                                  ------------



                                                      SHARES             VALUE
BUILDING MATERIALS (0.8%)
American Standard Cos., Inc.                            101,200   $  4,042,940
                                                                  ------------

CAPITAL MARKETS (0.1%)
Ameriprise Financial, Inc.                               10,700        438,700
                                                                  ------------

CHEMICALS (1.2%)
E.I. du Pont de Nemours & Co.                            47,300      2,010,250
Praxair, Inc.                                            71,000      3,760,160
                                                                  ------------
                                                                     5,770,410
                                                                  ------------
COAL (0.6%)
Peabody Energy Corp.                                     34,100      2,810,522
                                                                  ------------

COMPUTERS (3.1%)
Apple Computer, Inc. (i)                                 50,100      3,601,689
Computer Sciences Corp. (i)                              69,500      3,519,480
EMC Corp. (i)                                           171,300      2,333,106

V  International Business Machines Corp.                 69,100      5,680,020
Research In Motion, Ltd. (i)                              7,900        521,479
                                                                  ------------
                                                                    15,655,774
                                                                  ------------
DIVERSIFIED FINANCIAL SERVICES (4.8%)
American Express Co.                                     53,600      2,758,256
Capital One Financial Corp.                              35,800      3,093,120

V  Citigroup, Inc.                                      167,200      8,114,216
Goldman Sachs Group, Inc. (The)                          19,200      2,452,032
JPMorgan Chase & Co.                                     77,984      3,095,185
Merrill Lynch & Co., Inc.                                45,100      3,054,623
Morgan Stanley                                           25,500      1,446,870
                                                                  ------------
                                                                    24,014,302
                                                                  ------------
ELECTRIC (0.6%)
DTE Energy Co.                                           27,700      1,196,363
Energy East Corp.                                        78,600      1,792,080
                                                                  ------------
                                                                     2,988,443
                                                                  ------------
ELECTRONICS (0.6%)
Fisher Scientific International, Inc. (i)                49,700      3,074,442
                                                                  ------------

FOOD (1.7%)
Cadbury Schweppes PLC ADR (j)                            64,900      2,485,021
General Mills, Inc.                                      62,900      3,102,228
Kroger Co. (The) (i)                                    151,600      2,862,208
                                                                  ------------
                                                                     8,449,457
                                                                  ------------
HEALTH CARE-PRODUCTS (0.7%)
Johnson & Johnson                                        54,100      3,251,410
                                                                  ------------

 M-316 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                      SHARES             VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
HEALTH CARE-SERVICES (4.0%)
Coventry Health Care, Inc. (i)                           33,250   $  1,893,920
FirstEnergy Corp.                                        28,900      1,415,811
HCA, Inc.                                                24,900      1,257,450
Omnicare, Inc.                                           26,800      1,533,496
Quest Diagnostics, Inc.                                  59,000      3,037,320

V  UnitedHealth Group, Inc.                              99,900      6,207,786
WellPoint, Inc. (d)(i)                                   60,600      4,835,274
                                                                  ------------
                                                                    20,181,057
                                                                  ------------
HOME BUILDERS (1.9%)
Centex Corp.                                             37,700      2,695,173
D.R. Horton, Inc.                                        98,133      3,506,292
Lennar Corp. Class A (d)                                 55,000      3,356,100
                                                                  ------------
                                                                     9,557,565
                                                                  ------------
HOME FURNISHINGS (0.5%)
Harman International Industries, Inc.                    24,100      2,358,185
                                                                  ------------

HOUSEHOLD PRODUCTS & WARES (0.5%)
Kimberly-Clark Corp.                                     43,000      2,564,950
                                                                  ------------

INSURANCE (3.0%)
AFLAC, Inc.                                              43,800      2,033,196
Allstate Corp. (The)                                     36,800      1,989,776
Hartford Financial Services Group, Inc. (The) (d)        33,700      2,894,493
PMI Group, Inc. (The)                                    81,800      3,359,526
Prudential Financial, Inc.                               32,200      2,356,718
St. Paul Travelers Cos., Inc. (The)                      49,800      2,224,566
                                                                  ------------
                                                                    14,858,275
                                                                  ------------
INTERNET (0.3%)
eBay, Inc. (i)                                           32,000      1,384,000
                                                                  ------------

LEISURE TIME (1.1%)
Brunswick Corp.                                          39,600      1,610,136
Carnival Corp.                                           22,600      1,208,422
Harley-Davidson, Inc. (d)                                56,100      2,888,589
                                                                  ------------
                                                                     5,707,147
                                                                  ------------
MEDIA (1.7%)
Comcast Corp. Class A (i)                                87,600      2,274,096
Gannett Co., Inc. (d)                                    25,400      1,538,478
Time Warner, Inc.                                       207,800      3,624,032
Tribune Co.                                              29,000        877,540
                                                                  ------------
                                                                     8,314,146
                                                                  ------------



                                                      SHARES             VALUE
MINING (1.7%)
Alcoa, Inc.                                             103,500   $  3,060,495

V  Inco, Ltd. (d)(i)                                    125,800      5,481,106
                                                                  ------------
                                                                     8,541,601
                                                                  ------------
MISCELLANEOUS--MANUFACTURING (2.5%)
3M Co.                                                   36,100      2,797,750
Danaher Corp. (d)                                        55,200      3,079,056
General Electric Co.                                    103,900      3,641,695
Illinois Tool Works, Inc. (d)                            34,400      3,026,856
                                                                  ------------
                                                                    12,545,357
                                                                  ------------
OIL & GAS (6.4%)
Apache Corp.                                             24,200      1,658,184
Chevron Corp.                                            46,200      2,622,774
ConocoPhillips                                           41,200      2,397,016

V  ENSCO International, Inc.                            168,700      7,481,845
ExxonMobil Corp.                                         86,400      4,853,088
Pride International, Inc. (i)                            90,400      2,779,800
Rowan Cos., Inc. (i)                                    102,000      3,635,280

V  Transocean, Inc. (i)                                  96,100      6,697,209
                                                                  ------------
                                                                    32,125,196
                                                                  ------------
OIL & GAS SERVICES (2.1%)
Baker Hughes, Inc.                                       56,400      3,427,992
BJ Services Co.                                         101,200      3,711,004
Weatherford International, Ltd. (i)                      99,900      3,616,380
                                                                  ------------
                                                                    10,755,376
                                                                  ------------
PACKAGING & CONTAINERS (0.9%)
Owens-Illinois, Inc. (i)                                216,600      4,557,264
                                                                  ------------

PHARMACEUTICALS (3.9%)
Abbott Laboratories                                      56,800      2,239,624
Bristol-Myers Squibb Co.                                 68,800      1,581,024
Caremark Rx, Inc. (i)                                    73,700      3,816,923
Gilead Sciences, Inc. (i)                                57,300      3,015,699

V  Pfizer, Inc.                                         272,400      6,352,368
Teva Pharmaceutical Industries, Ltd. ADR (d)(j)          14,600        627,946
Wyeth                                                    42,700      1,967,189
                                                                  ------------
                                                                    19,600,773
                                                                  ------------
RETAIL (5.5%)
Bed Bath & Beyond, Inc. (i)                              70,800      2,559,420
Best Buy Co., Inc.                                       66,300      2,882,724
CVS Corp.                                               102,000      2,694,840
Gap, Inc. (The) (d)                                      99,400      1,753,416
Home Depot, Inc. (The)                                   58,700      2,376,176
Kohl's Corp. (i)                                         59,100      2,872,260
Lowe's Cos., Inc.                                        52,300      3,486,318
Target Corp.                                             56,700      3,116,799
Walgreen Co.                                             64,100      2,837,066

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                      SHARES             VALUE

COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------
RETAIL (CONTINUED)
Wal-Mart Stores, Inc.                                    57,700   $  2,700,360
                                                                  ------------
                                                                    27,279,379
                                                                  ------------
SAVINGS & LOANS (0.4%)
Washington Mutual, Inc.                                  43,100      1,874,850
                                                                  ------------

SEMICONDUCTORS (2.2%)
Analog Devices, Inc.                                     25,900        929,033
Intel Corp.                                             166,200      4,148,352
Linear Technology Corp.                                  54,800      1,976,636
Maxim Integrated Products, Inc.                          29,800      1,079,952
National Semiconductor Corp.                             82,100      2,132,958
Texas Instruments, Inc.                                  28,700        920,409
                                                                  ------------
                                                                    11,187,340
                                                                  ------------
SOFTWARE (0.9%)
BMC Software, Inc. (i)                                   45,000        922,050
Microsoft Corp.                                          60,600      1,584,690
Oracle Corp. (d)(i)                                     174,420      2,129,668
                                                                  ------------
                                                                     4,636,408
                                                                  ------------
TELECOMMUNICATIONS (6.6%)
ALLTEL Corp.                                             28,500      1,798,350
AT&T, Inc.                                              106,600      2,610,634
BellSouth Corp.                                          79,300      2,149,030
Corning, Inc. (i)                                       190,300      3,741,298
Lucent Technologies, Inc. (d)(i)                        594,400      1,581,104
Motorola, Inc.                                          225,000      5,082,750
Nokia Oyj ADR (j)                                       234,300      4,287,690
QUALCOMM, Inc. (d)                                       43,100      1,856,748

V  Sprint Nextel Corp.                                  261,800      6,115,648
Verizon Communications, Inc.                            134,400      4,048,128
                                                                  ------------
                                                                    33,271,380
                                                                  ------------
TRANSPORTATION (1.1%)
FedEx Corp.                                              33,200      3,432,548
Norfolk Southern Corp.                                   41,000      1,838,030
                                                                  ------------
                                                                     5,270,578
                                                                  ------------
Total Common Stocks (Cost $295,417,337)                            350,500,822
                                                                  ------------

CONVERTIBLE PREFERRED STOCKS (0.4%)
------------------------------------------------------------------------------
PHARMACEUTICALS (0.4%)
Goldman Sachs Group, Inc. (The)
  Series BSKT
    2.125% (k)                                           19,000      1,946,797
                                                                  ------------

SOFTWARE (0.0%)++
Quadramed Corp.
  5.50% (a)(i)(l)                                         4,900         93,100
                                                                  ------------
Total Convertible Preferred Stocks (Cost
  $2,022,500)                                                        2,039,897
                                                                  ------------
                                                        NUMBER OF
                                                    CONTRACTS (P)

PURCHASED PUT OPTION (0.0%)++
--------------------------------------------------------------------------------
PHARMACEUTICALS (0.0%)++
Pfizer, Inc.
  Strike price $20.00
  Expire 3/18/06                                         228,700          22,870
                                                                    ------------
Total Purchased Put Option
  (Premium $246,790)                                                      22,870
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT

SHORT-TERM INVESTMENTS (13.7%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.3%)
Skandinaviska Enskilda Banken AB
  4.27%, due 2/22/06 (c)(m)                          $ 1,745,676       1,745,676
                                                                    ------------
Total Certificate of Deposit
  (Cost $1,745,676)                                                    1,745,676
                                                                    ------------
COMMERCIAL PAPER (3.8%)
AIG Funding, Inc.
  4.13%, due 1/5/06                                      170,000         169,904
CIESCO, Inc.
  4.295%, due 1/26/06 (m)                                882,985         882,985
Clipper Receivables Corp.
  4.274%, due 1/17/06 (m)                                484,927         484,927
Compass Securitization
  4.267%, due 1/5/06 (m)                                 738,137         738,137
Deutsche Bank Financial LLC
  4.35%, due 1/10/06                                   1,610,000       1,608,055
European Investment Bank
  4.257%, due 2/21/06                                  4,000,000       3,976,492
General Electric Capital Corp.
  4.25%, due 1/24/06 (m)                               2,458,743       2,458,743
  4.26%, due 1/3/06                                    3,000,000       2,998,935
Goldman Sachs Group, Inc. (The)
  4.21%, due 1/4/06                                      100,000          99,953
  4.36%, due 1/3/06                                      975,000         974,646
Paradigm Funding LLC
  4.276%, due 1/6/06 (m)                                 738,704         738,704
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (m)                               1,246,912       1,246,912

 M-318 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      PRINCIPAL
                                                         AMOUNT          VALUE

SHORT-TERM INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (m)                           $ 1,237,424   $  1,237,424
Ranger Funding LLC
  4.269%, due 1/11/06 (m)                             1,246,912      1,246,912
                                                                  ------------
Total Commercial Paper
  (Cost $18,861,913)                                                18,862,729
                                                                  ------------
FEDERAL AGENCIES (3.0%)
Federal Home Loan Bank (Discount Note)
  3.33%, due 1/4/06                                   4,940,000      4,938,172
Federal National Mortgage Association (Discount
  Note)
  3.35%, due 1/3/06                                   9,870,000      9,867,245
                                                                  ------------
Total Federal Agencies
  (Cost $14,805,417)                                                14,805,417
                                                                  ------------

                                                         SHARES

INVESTMENT COMPANIES (1.0%)
BGI Institutional Money Market Fund (m)                 735,240        735,240
Merrill Lynch Funds--Premier Institutional Fund       4,122,054      4,122,054
                                                                  ------------
Total Investment Companies
  (Cost $4,857,294)                                                  4,857,294
                                                                  ------------
                                                      PRINCIPAL
                                                         AMOUNT

TIME DEPOSITS (5.6%)
Abbey National PLC
  4.29%, due 1/3/06 (m)                             $ 2,244,441      2,244,441
Bank of America
  4.27%, due 1/27/06 (c)(m)                           1,995,059      1,995,059
Bank of Montreal
  4.25%, due 1/17/06 (m)                              1,995,059      1,995,059
BNP Paribas
  4.265%, due 1/26/06 (m)                             3,241,970      3,241,970
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (m)                              1,645,923      1,645,923
Dexia Group
  4.265%, due 1/6/06 (m)                              1,995,059      1,995,059
Fortis Bank
  4.25%, due 1/9/06 (m)                               1,496,294      1,496,294
Halifax Bank of Scotland
  4.26%, due 1/31/06 (m)                              1,995,059      1,995,059
Rabobank Nederland
  4.25%, due 1/27/06 (m)                              1,745,676      1,745,676
Royal Bank of Scotland
  4.26%, due 1/6/06 (m)                               2,493,823      2,493,823
Societe Generale
  4.30%, due 1/30/06 (m)                              1,246,912      1,246,912
Toronto Dominion Bank
  4.30%, due 1/26/06 (m)                              1,246,912      1,246,912
UBS AG
  4.26%, due 1/19/06 (m)                              2,493,823      2,493,823
  4.29%, due 1/12/06 (m)                              1,745,676      1,745,676
Wells Fargo & Co.
  4.34%, due 1/13/06 (m)                                498,765        498,765
                                                                  ------------
Total Time Deposits
  (Cost $28,080,451)                                                28,080,451
                                                                  ------------
Total Short-Term Investments
  (Cost $68,350,751)                                                68,351,567
                                                                  ------------
Total Investments
  (Cost $506,835,409) (n)                                 112.3%   561,919,987(o)
Liabilities in Excess of
  Cash and Other Assets                                   (12.3)   (61,405,360)
                                                    -----------   ------------
Net Assets                                                100.0%  $500,514,627
                                                    ===========   ============

++   Less than one tenth of a percent.
(a)  May be sold to institutional investors only.
(b)  Issue in default.
(c)  Floating rate. Rate shown is the rate in effect at
     December 31, 2005.
(d)  Represents security, or a portion thereof, which is out on loan.
(e)  Segregated, partially segregated or designated as
     collateral for TBAs.
(f)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement. The market value of these
     securities at December 31, 2005 is $21,316,011.
(g)  Floating Rate Loan -- generally pays interest at rates
     which are periodically re-determined at a margin above
     the London Inter-Bank Offered Rate ("LIBOR") or other
     short-term rates. The rate shown is the rate(s) in
     effect at December 31, 2005. Floating Rate Loans are
     generally considered restrictive in that the Portfolio
     is ordinarily contractually obligated to receive
     consent from the Agent Bank and/or borrower prior to
     disposition of a Floating Rate Loan (see Note 2(J)).
(h)  Yankee Bond--Dollar-denominated bond issued in the
     United States by a foreign bank or corporation.
(i)  Non-income producing security.
(j)  ADR--American Depositary Receipt.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

(k) Synthetic Convertible--An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of Abbott
     Laboratories, Eli Lilly, Forest Laboratories,
     GlaxoSmithKline, IVAX, Johnson & Johnson and
     Schering-Plough.
(l)  Illiquid security.
(m) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(n) The cost for federal income tax purposes is $508,165,401.
(o)  At December 31, 2005, net unrealized appreciation was
     $53,754,586 based on cost for federal income tax pur-poses. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $61,674,621 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,920,035.
(p)  One contract relates to 100 shares.

 M-320 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost
  $506,835,409) including $38,295,108 market
  value of securities loaned                    $561,919,987
Cash                                                     785
Receivables:
  Investment securities sold                       1,888,450
  Dividends and interest                           1,594,169
  Fund shares sold                                    27,560
Other assets                                          59,769
                                                ------------
    Total assets                                 565,490,720
                                                ------------
LIABILITIES:
Securities lending collateral                     39,596,111
Payables:
  Investment securities purchased                 24,541,511
  Fund shares redeemed                               401,621
  Adviser                                            137,426
  Shareholder communication                          112,476
  Administrator                                       85,790
  Professional                                        48,897
  Custodian                                           14,870
  NYLIFE Distributors                                  9,167
Accrued expenses                                      28,224
                                                ------------
    Total liabilities                             64,976,093
                                                ------------
Net assets                                      $500,514,627
                                                ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $    258,304
  Service Class                                       28,053
Additional paid-in capital                       437,727,475
Accumulated undistributed net investment
  income                                           2,780,019
Accumulated net realized gain on investments
  and written option transactions                  4,636,198
Net unrealized appreciation on investments        55,084,578
                                                ------------
Net assets                                      $500,514,627
                                                ============
INITIAL CLASS
Net assets applicable to outstanding shares     $451,605,440
                                                ============
Shares of capital stock outstanding               25,830,430
                                                ============
Net asset value per share outstanding           $      17.48
                                                ============
SERVICE CLASS
Net assets applicable to outstanding shares     $ 48,909,187
                                                ============
Shares of capital stock outstanding                2,805,300
                                                ============
Net asset value per share outstanding           $      17.43
                                                ============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Interest                                      $  7,285,624
  Dividends(a)                                     4,821,163
  Income from securities loaned -- net                50,955
                                                ------------
    Total income                                  12,157,742
                                                ------------
EXPENSES:
  Advisory                                         1,666,369
  Administration                                   1,041,472
  Distribution and service -- Service Class          108,585
  Professional                                       101,347
  Custodian                                           58,004
  Shareholder communication                           37,058
  Directors                                           35,540
  Miscellaneous                                       68,565
                                                ------------
    Total expenses before reimbursement            3,116,940
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))             (1,081,899)
                                                ------------
  Net expenses                                     2,035,041
                                                ------------
Net investment income                             10,122,701
                                                ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN
CURRENCY AND WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                           21,427,904
  Written option transactions                         23,260
  Foreign currency transactions                        1,679
                                                ------------
Net realized gain on investments, foreign
  currency transactions and written option
  transactions                                    21,452,843
                                                ------------
Net change in unrealized appreciation on
  investments                                        125,125
                                                ------------
Net realized and unrealized gain on
  investments, foreign currency transactions
  and written option transactions                 21,577,968
                                                ------------
Net increase in net assets resulting from
  operations                                    $ 31,700,669
                                                ============

(a) Dividends recorded net of foreign withholding taxes in the amount of $40,010.

 M-322 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005           2004
DECREASE IN NET ASSETS:
Operations:
 Net investment income           $ 10,122,701   $  9,153,183
 Net realized gain on
  investments, foreign currency
  transactions and written
  option transactions              21,452,843     19,601,198
 Net increase from payment by
  affiliate for loss on the
  disposal of investment in
  violation of restrictions                --            765
 Net change in unrealized
  appreciation on investments         125,125      5,128,816
                                 ---------------------------
 Net increase in net assets
  resulting from operations        31,700,669     33,883,962
                                 ---------------------------

Dividends to shareholders:
 From net investment income:
   Initial Class                   (6,779,154)    (8,776,752)
   Service Class                     (647,767)      (567,487)
                                 ---------------------------

 Total dividends to
  shareholders                     (7,426,921)    (9,344,239)
                                 ---------------------------

Capital share transactions:

 Net proceeds from sale of shares:
   Initial Class                    4,892,426     10,043,736
   Service Class                   12,766,252     25,979,363

 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends:
   Initial Class                    6,779,154      8,776,752
   Service Class                      647,767        567,487
                                 ---------------------------
                                   25,085,599     45,367,338

 Cost of shares redeemed:
   Initial Class                 (105,926,698)   (76,468,605)
   Service Class                   (4,449,955)    (2,203,673)
                                 ---------------------------
                                 (110,376,653)   (78,672,278)
                                 ---------------------------
    Decrease in net assets
     derived from capital share
     transactions                 (85,291,054)   (33,304,940)
                                 ---------------------------
    Net decrease in net assets    (61,017,306)    (8,765,217)

NET ASSETS:
Beginning of year                 561,531,933    570,297,150
                                 ---------------------------
End of year                      $500,514,627   $561,531,933
                                 ===========================
Accumulated undistributed net
 investment income at end of
 year                            $  2,780,019   $     52,762
                                 ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                       INITIAL CLASS
                                -----------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                    2005          2004        2003       2002        2001
Net asset value at beginning
  of period                       $  16.67      $  15.93    $  13.55   $  16.69    $  19.21
                                  --------      --------    --------   --------    --------
Net investment income                 0.33(c)       0.28(b)     0.27(c)     0.37       0.44
Net realized and unrealized
  gain (loss) on investments          0.75          0.74        2.39      (3.13)      (2.49)
                                  --------      --------    --------   --------    --------
Total from investment
  operations                          1.08          1.02        2.66      (2.76)      (2.05)
                                  --------      --------    --------   --------    --------
Less dividends and
  distributions:
  From net investment income         (0.27)        (0.28)      (0.28)     (0.38)      (0.44)
  From net realized gain on
    investments                         --            --          --         --       (0.03)
                                  --------      --------    --------   --------    --------
Total dividends and
  distributions                      (0.27)        (0.28)      (0.28)     (0.38)      (0.47)
                                  --------      --------    --------   --------    --------
Net asset value at end of
  period                          $  17.48      $  16.67    $  15.93   $  13.55    $  16.69
                                  ========      ========    ========   ========    ========
Total investment return               6.50%(d)      6.37%      19.68%    (16.57%)    (10.69%)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income               1.96%         1.64%(b)    1.87%      2.28%       2.42%
  Net expenses                        0.37%         0.62%       0.61%      0.61%       0.59%
  Expenses (before
    reimbursement)                    0.58%         0.62%       0.61%      0.61%       0.59%
Portfolio turnover rate                 76%(g)       111%         69%       101%        125%
Net assets at end of period
  (in 000's)                      $451,605      $523,683    $558,181   $498,484    $679,154

(a)  Commencement of operations.
(b)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.01 per
     share and 0.05%, respectively, resulting from a special
     one-time dividend from Microsoft Corp. that paid $3.00 per share.
(c)  Per share data based on average shares outstanding during the period.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 6.27% and 5.99% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(g)  The portfolio turnover rate not including mortgage dollar rolls for the year ended December 31, 2005 is 39%.
 +   Annualized.

 M-324 MainStay VP Total Return Portfolio             The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                    SERVICE CLASS
------------------------------------------------------
                                            JUNE 4,
                                            2003(A)
     YEAR ENDED         YEAR ENDED          THROUGH
    DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
        2005               2004               2003
      $ 16.64              $ 15.92           $ 14.79
      -------              -------           -------
         0.29(c)              0.24(b)           0.14(c)
         0.73                 0.73              1.26
      -------              -------           -------
         1.02                 0.97              1.40
      -------              -------           -------
        (0.23)               (0.25)            (0.27)
           --                   --                --
      -------              -------           -------
        (0.23)               (0.25)            (0.27)
      -------              -------           -------
      $ 17.43              $ 16.64           $ 15.92
      =======              =======           =======
         6.19%(d)             6.10%             9.47%(e)
         1.71%                1.39%(b)          1.62%+(f)
         0.62%                0.87%             0.86%+
         0.83%                0.87%             0.86%+
           76%(g)              111%               69%
      $48,909              $37,849           $12,116

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

MAINSTAY VP VALUE PORTFOLIO

INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR CURRENT TO THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE CALL 1-800-598-2019.

INITIAL CLASS                                                     AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   6.24%   3.60%   7.85%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
12/31/95                                                  10000                       10000                       10000
                                                          12322                       12164                       12296
                                                          15142                       16444                       16398
                                                          14516                       19014                       21085
                                                          15794                       20411                       25521
                                                          17830                       21843                       23198
                                                          17902                       20622                       20441
                                                          14133                       17421                       15923
                                                          18001                       22652                       20491
                                                          20032                       26389                       22720
12/31/05                                                  21282                       28250                       23836

      -------- MainStay VP Value Portfolio -- Russell 1000 Value Index

      -------- S&P 500 Index

SERVICE CLASS(2)                                                  AS OF 12/31/05
--------------------------------------------------------------------------------

AVERAGE ANNUAL               ONE     FIVE     TEN
TOTAL RETURNS              YEAR(1)   YEARS   YEARS
--------------------------------------------------
After Portfolio operating
  expenses                   5.96%   3.35%   7.57%

                                            (After Portfolio operating expenses)

                                                    MAINSTAY VP VALUE
                                                        PORTFOLIO           RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
12/31/95                                                  10000                       10000                       10000
                                                          12290                       12164                       12296
                                                          15065                       16444                       16398
                                                          14405                       19014                       21085
                                                          15634                       20411                       25521
                                                          17605                       21843                       23198
                                                          17663                       20622                       20441
                                                          13887                       17421                       15923
                                                          17644                       22652                       20491
                                                          19586                       26389                       22720
12/31/05                                                  20754                       28250                       23836

      -------- MainStay VP Value Portfolio -- Russell 1000 Value Index

      -------- S&P 500 Index

                                                              ONE    FIVE      TEN
BENCHMARKS                                                    YEAR   YEARS    YEARS

Russell 1000(R) Value Index*                                  7.05%  5.28%    10.94%
S&P 500(R) Index*                                             4.91   0.54      9.07

PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES, OR ADMINISTRATIVE CHARGES. RETURNS REFLECTIVE OF THESE CHARGES ARE PROVIDED IN THE BEGINNING OF THIS BOOK. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY.

1. Performance figures shown for the one-year period ended 12/31/05, reflect nonrecurring from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made the total return would have been 6.13% for the Initial Class and 5.87% for the Service Class. Please see
   Note 3(B) of the Notes to Financial Statements for further explanation.

2. Performance for the Service Class shares, first offered 6/4/03, includes the historical performance of the Initial Class shares from inception (5/1/95) through 6/3/03, adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

 M-326   MainStay VP Value Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP VALUE PORTFOLIO
(UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2005, to December 31, 2005, and the impact of those costs on your investment.

EXAMPLE
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2005, through December 31, 2005. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or other transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2005. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               ENDING ACCOUNT
                                                                                                VALUE (BASED
                                                       ENDING ACCOUNT                          ON HYPOTHETICAL
                                                        VALUE (BASED                            5% ANNUALIZED
                                       BEGINNING         ON ACTUAL            EXPENSES           RETURN AND            EXPENSES
                                        ACCOUNT         RETURNS AND             PAID               ACTUAL                PAID
                                         VALUE           EXPENSES)             DURING             EXPENSES)             DURING
SHARE CLASS                             7/1/05            12/31/05          PERIOD(1, 2)          12/31/05           PERIOD(1, 2)
---------------------------------------------------------------------------------------------------------------------------------

INITIAL CLASS                          $1,000.00         $1,047.50              $2.58             $1,022.50              $2.55
---------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS                          $1,000.00         $1,046.15              $3.87             $1,021.25              $3.82
---------------------------------------------------------------------------------------------------------------------------------

1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.50% for Initial Class, 0.75% for Service Class) multiplied by the average account value over the period, divided by 365, multiplied by 184 (to reflect the one-half year period).

2. Amounts include nonrecurring reimbursements from affiliates for printing and mailing costs (see Note 3(B) of the Notes to Financial Statements for further explanation). If these nonrecurring reimbursements had not been made, the actual expenses paid would have been $3.15 and $4.43 for the Initial Class and Service Class, respectively and the hypothetical expenses paid would have been $3.11 and $4.38 for the Initial Class and Service Class, respectively.

                                                 www.MAINSTAYfunds.com     M-327

 PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2005

                       (PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                                           99.5%
Short-Term Investments (collateral from securities lending
  is 7.3%)                                                              11.8
Convertible Preferred Stocks                                             1.0
Purchased Put Options                                                   0.0*
Liabilities in Excess of Cash and Other Assets                          -8.3

* Less than one-tenth of one percent.

See Portfolio of Investments on page M-331 for specific holdings within these categories.

   TOP TEN HOLDINGS AS OF DECEMBER 31, 2005 (EXCLUDING SHORT-TERM INVESTMENTS)

 1.  Citigroup, Inc.
 2.  Bank of America Corp.
 3.  Pfizer, Inc.
 4.  Sprint Nextel Corp.
 5.  ExxonMobil Corp.
 6.  Verizon Communications, Inc.
 7.  International Business Machines Corp.
 8.  Nokia Oyj ADR
 9.  JPMorgan Chase & Co.
10.  Transocean, Inc.

 M-328   MainStay VP Value Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

Questions answered by Portfolio Manager Richard A. Rosen of MacKay Shields LLC.

CAN YOU BRIEFLY DESCRIBE THE PORTFOLIO'S INVESTMENT APPROACH?

The Portfolio normally invests at least 65% of its total assets in equity securities that MacKay Shields, the Portfolio's subadvisor, believes are "undervalued" (selling below their value) when purchased. The stocks in which the Portfolio invests typically pay dividends, but the Portfolio may invest in non-dividend-paying stocks if they meet the "undervalued" criterion and are listed on a national securities exchange or are traded in the over-the-counter market. When assessing whether a stock is undervalued, we compare the stock's market price to the company's cash flow and interest coverage ratios, the company's book value, the estimated value of the company's assets, and the company's growth rates and future earnings. We may sell stocks if we no longer believe they will contribute to meeting the Portfolio's investment objective.

HOW DID THE PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK IN 2005?

For the 12 months ended December 31, 2005, MainStay VP Value Portfolio returned 6.24% for Initial Class shares and 5.96% for Service Class shares. Both share classes outperformed the 4.82% return of the average Lipper* Variable Products Large-Cap Value Portfolio over the same period. Both share classes underperformed the 7.05% return of the Russell 1000(R) Value Index,* the Portfolio's primary benchmark, for the 12 months ended December 31, 2005. Good stock selection in the energy and financials sectors offset weaker results in the materials and consumer staples sectors.

WHAT MAJOR FACTORS INFLUENCED THE STOCK MARKET IN 2005?

Most major U.S. stock market indices advanced in 2005, with all styles and capitalization ranges posting gains. Value stocks generally outperformed growth stocks at all capitalization levels. Political events and energy price fluctuations added volatility. Crude-oil prices rose above $70 a barrel and natural gas prices broke $14 per million Btu before backing off later in the year. The supply/demand imbalance was exacerbated by hurricanes Katrina and Rita, which damaged refining and chemical plants and oil rigs in the Gulf of Mexico. The ensuing rise in gasoline prices--to more than $3 a gallon--threatened to slow consumer spending. While stock prices for many hurricane-related companies--including retailers, property & casualty insurers, and businesses with Gulf Coast operations--were weak at the time, more recent data suggest that the long-term impact may be manageable.

Meanwhile, the Federal Open Market Committee ratcheted the targeted federal funds rate higher to keep inflation in check. From December 31, 2004, to December 31, 2005, 10-year U.S. Treasury yields rose from 4.22% to 4.39%, while two-year U.S. Treasury yields climbed from 3.07% to 4.40%. This yield curve flattening reflects increasing recession worries from the bond market, yet posthurricane gross-domestic-product data suggest that the overall economy has been quite resilient, coming in at 3.1% during 2005, according to advance estimates by the Bureau of Economic Analysis.

WHICH STOCKS WERE STRONG PERFORMERS IN 2005?

Energy-related stocks, particularly those in the contract drilling industry, were among the strongest contributors to the Portfolio's performance in 2005. Transocean, ENSCO International, Rowan, and Pride International all benefited from higher oil and natural gas prices. The shares also benefited from the perception that infrastructure damage in the Gulf of Mexico might further tighten drilling-rig supply and raise day rates. Earnings came in better than expected throughout the year, and higher expectations drove stock prices higher. We increased the Portfolio's exposure to drillers early in the year and took some profits later in the year.

Good stock selection helped the Portfolio in the financials sector, especially among capital-markets-sensitive stocks. Goldman Sachs led the way, and we trimmed the Portfolio's position as the shares approached our price target. State Street also advanced on positive earnings trends, and we reduced the Portfolio's position near our price target. Our insurance holdings, including Harford Financial, Prudential Financial, and supplemental insurer AFLAC were also strong. The Portfolio established its position in AFLAC in March 2005.


The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value.

Not all investment divisions are available under all policies.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

                                                 www.MAINSTAYfunds.com     M-329

Drug-retailer CVS benefited from a smooth integration of its recently acquired Eckerd stores. Hospital operator HCA was helped by a positive earnings revision early in the year. Motorola saw improving sales of new mobile handset models, and Northrop Grumman saw improving trends in its shipbuilding business.

WHICH STOCKS DETRACTED FROM PERFORMANCE?

Although we had expected economic growth to generate an earnings recovery at paper companies Smurfit-Stone Container and Bowater, we sold both positions when they continued to languish. Glass manufacturer Owens-Illinois also declined from January, when we initiated the Portfolio's position, through year-end.

Rising input costs hurt some of the Portfolio's consumer staples holdings. Kimberly-Clark and Kraft Foods both declined. Although the combination of two leading brewers appeared to have much promise, Molson Coors disappointed investors with lower earnings and beer-volume trends from the time we purchased the stock in March though midyear when we sold the Portfolio's entire position.

Other detractors included The Gap, which slid on lower same-store sales; truck manufacturer Navistar, which we sold after the company's stock dropped substantially; and IBM, which suffered from concerns about earnings quality. The Portfolio initiated a position in printer manufacturer Lexmark International in midyear, but the stock declined sharply when the company issued fourth-quarter earnings guidance below analyst's expectations. Shares of Sprint Nextel also declined while investors awaited progress in plans to integrate the two companies and spin-off a local phone division.

HOW WAS THE PORTFOLIO POSITIONED AT YEAR-END?

As of December 31, 2005, the Portfolio held overweighted positions relative to the Russell 1000(R) Value Index* in the information technology, telecommunication services, health care, consumer staples, and energy sectors. On the same date, the Portfolio was underweighted relative to the Index in financials, consumer discretionary, industrials, materials, and utilities.


The opinions expressed are those of the Portfolio Manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

* Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices, and other indices, averages, and service providers mentioned in the reports.

INFORMATION ABOUT MAINSTAY VP VALUE PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED

 M-330   MainStay VP Value Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2005


                                                           SHARES          VALUE
COMMON STOCKS (95.5%)+
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.4%)
Northrop Grumman Corp.                                    199,400   $ 11,985,934
Raytheon Co.                                               79,700      3,199,955
                                                                    ------------
                                                                      15,185,889
                                                                    ------------
BUILDING PRODUCTS (1.8%)
American Standard Cos., Inc.                              281,400     11,241,930
                                                                    ------------

CAPITAL MARKETS (4.7%)
Goldman Sachs Group, Inc. (The)                            64,600      8,250,066
Merrill Lynch & Co., Inc.                                 154,100     10,437,193
Morgan Stanley                                            119,100      6,757,734
State Street Corp.                                         75,800      4,202,352
                                                                    ------------
                                                                      29,647,345
                                                                    ------------
CHEMICALS (1.1%)
E.I. du Pont de Nemours & Co. (b)                         162,800      6,919,000
                                                                    ------------
COMMERCIAL BANKS (9.6%)
V  Bank of America Corp. (b)                              489,592     22,594,671
PNC Financial Services Group, Inc. (The)                  111,000      6,863,130
U.S. Bancorp                                              328,300      9,812,887
Wachovia Corp.                                            186,600      9,863,676
Wells Fargo & Co.                                         179,700     11,290,551
                                                                    ------------
                                                                      60,424,915
                                                                    ------------
COMMUNICATIONS EQUIPMENT (3.8%)
Lucent Technologies, Inc. (b)(c)                        1,869,000      4,971,540
Motorola, Inc.                                            265,200      5,990,868
V  Nokia Oyj ADR (d)                                      713,200     13,051,560
                                                                    ------------
                                                                      24,013,968
                                                                    ------------
COMPUTERS & PERIPHERALS (2.1%)
V  International Business Machines Corp.                  163,400     13,431,480
                                                                    ------------

CONTAINERS & PACKAGING (1.3%)
Owens-Illinois, Inc. (c)                                  404,100      8,502,264
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (6.3%)
V  Citigroup, Inc.                                        556,397     27,001,946
V  JPMorgan Chase & Co.                                   317,740     12,611,101
                                                                    ------------
                                                                      39,613,047
                                                                    ------------


                                                           SHARES          VALUE
DIVERSIFIED TELECOMMUNICATION SERVICES (4.7%)
AT&T, Inc.                                                365,400   $  8,948,646
BellSouth Corp.                                           235,900      6,392,890
V  Verizon Communications, Inc.                           462,100     13,918,452
                                                                    ------------
                                                                      29,259,988
                                                                    ------------
ELECTRIC UTILITIES (0.3%)
FirstEnergy Corp.                                          39,800      1,949,802
                                                                    ------------

ENERGY EQUIPMENT & SERVICES (7.1%)
ENSCO International, Inc.                                 256,700     11,384,645
Pride International, Inc. (c)                             310,600      9,550,950
Rowan Cos., Inc. (c)                                      311,400     11,098,296
V  Transocean, Inc. (c)                                   177,700     12,383,913
                                                                    ------------
                                                                      44,417,804
                                                                    ------------
FOOD & STAPLES RETAILING (4.2%)
CVS Corp.                                                 351,300      9,281,346
Kroger Co. (The) (c)                                      419,800      7,925,824
Wal-Mart Stores, Inc.                                     198,700      9,299,160
                                                                    ------------
                                                                      26,506,330
                                                                    ------------
FOOD PRODUCTS (3.7%)
Cadbury Schweppes PLC ADR (d)                             233,200      8,929,228
General Mills, Inc.                                       197,000      9,716,040
Kraft Foods, Inc. Class A (b)                             174,900      4,921,686
                                                                    ------------
                                                                      23,566,954
                                                                    ------------
HEALTH CARE-SERVICES (0.7%)
HCA, Inc.                                                  86,000      4,343,000
                                                                    ------------

HOUSEHOLD PRODUCTS (1.4%)
Kimberly-Clark Corp.                                      148,600      8,863,990
                                                                    ------------

INSURANCE (6.3%)
AFLAC, Inc.                                               149,600      6,944,432
Allstate Corp. (The)                                      157,200      8,499,804
Hartford Financial Services Group, Inc. (The) (b)         112,200      9,636,858
Prudential Financial, Inc.                                109,600      8,021,624
St. Paul Travelers Cos., Inc. (The)                       147,710      6,598,206
                                                                    ------------
                                                                      39,700,924
                                                                    ------------
IT SERVICES (1.6%)
Computer Sciences Corp. (c)                               194,700      9,859,608
                                                                    ------------

MEDIA (4.5%)
Comcast Corp. Class A (b)(c)                              302,400      7,850,304
Gannett Co., Inc.                                          85,100      5,154,507

+ Percentages indicated are based on Portfolio net assets.
V AMONG THE FUND'S 10 LARGEST HOLDINGS, EXCLUDING SHORT-TERM INVESTMENTS. MAY BE
  SUBJECT TO CHANGE DAILY.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com


                                                           SHARES          VALUE
COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------
MEDIA (CONTINUED)
Time Warner, Inc.                                         686,700   $ 11,976,048
Tribune Co.                                                99,800      3,019,948
                                                                    ------------
                                                                      28,000,807
                                                                    ------------
METALS & MINING (3.4%)
Alcoa, Inc.                                               344,228     10,178,822
Inco Ltd. (b)(c)                                          252,200     10,988,354
                                                                    ------------
                                                                      21,167,176
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS (6.2%)
Chevron Corp.                                             155,686      8,838,294
ConocoPhillips                                            136,800      7,959,024
V  ExxonMobil Corp.                                       298,200     16,749,894
Kerr-McGee Corp.                                           57,798      5,251,526
                                                                    ------------
                                                                      38,798,738
                                                                    ------------
PHARMACEUTICALS (7.4%)
Abbott Laboratories                                       196,100      7,732,223
Bristol-Myers Squibb Co.                                  229,000      5,262,420
V  Pfizer, Inc.                                           916,600     21,375,112
Pharmaceutical HOLDRs Trust (a)(b)(e)                      75,800      5,280,228
Wyeth                                                     146,500      6,749,255
                                                                    ------------
                                                                      46,399,238
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.5%)
Texas Instruments, Inc.                                    98,600      3,162,102
                                                                    ------------
SOFTWARE (0.5%)
BMC Software, Inc. (c)                                    151,000      3,093,990
                                                                    ------------

SPECIALTY RETAIL (2.2%)
Gap, Inc. (The)                                           340,900      6,013,476
Home Depot, Inc. (The)                                    189,300      7,662,864
                                                                    ------------
                                                                      13,676,340
                                                                    ------------
THRIFTS & MORTGAGE FINANCE (2.8%)
PMI Group, Inc. (The)                                     257,100     10,559,097
Washington Mutual, Inc.                                   161,500      7,025,250
                                                                    ------------
                                                                      17,584,347
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES (3.9%)
ALLTEL Corp.                                               97,900      6,177,490
V  Sprint Nextel Corp.                                    774,500     18,092,320
                                                                    ------------
                                                                      24,269,810
                                                                    ------------
Total Common Stocks
  (Cost $521,574,673)                                                593,600,786
                                                                    ------------


                                                           SHARES          VALUE
INVESTMENT COMPANY (1.0%)
--------------------------------------------------------------------------------
iShares Russell 1000 Value Index Fund (a)(b)               91,200   $  6,303,744
                                                                    ------------
Total Investment Company
  (Cost $5,842,882)                                                    6,303,744
                                                                    ------------

CONVERTIBLE PREFERRED STOCK (1.0%)
--------------------------------------------------------------------------------
PHARMACEUTICALS (1.0%)
Goldman Sachs Group, Inc. (The)
  2.125% Series BSKT (f)                                   64,000      6,557,632
                                                                    ------------
Total Convertible Preferred Stock
  (Cost $6,400,000)                                                    6,557,632
                                                                    ------------
                                                        NUMBER OF
                                                    CONTRACTS (K)
PURCHASED PUT OPTIONS (0.0%)++
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES (0.0%)++
Pride International, Inc.
  Strike price $25.00
  Expire 1/21/06                                            1,850          9,250
Rowan Cos., Inc.
  Strike price $35.00
  Expire 1/21/06                                            1,503        112,725
                                                                    ------------
                                                                         121,975
                                                                    ------------
PHARMACEUTICALS (0.0%)++
Pfizer, Inc.
  Strike price $20.00
  Expire 3/18/06                                            7,728         77,280
                                                                    ------------
Total Purchased Put Options
  (Premium $1,675,858)                                                   199,255
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
SHORT-TERM INVESTMENTS (11.8%)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (0.3%)
Skandinaviska Enskilda Banken AB 4.27%, due
  2/22/06 (g)(h)                                    $   2,019,058      2,019,058
                                                                    ------------
Total Certificate of Deposit
  (Cost $2,019,058)                                                    2,019,058
                                                                    ------------
COMMERCIAL PAPER (4.2%)
AIG Funding, Inc.
  4.13%, due 1/5/06                                     5,000,000      4,997,132
CIESCO, Inc.
  4.295%, due 1/26/06 (g)                               1,021,267      1,021,267
Clipper Receivables Corp.
  4.274%, due 1/17/06 (g)                                 560,869        560,869

 M-332 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Compass Securitization
  4.267%, due 1/5/06 (g)                            $     853,733   $    853,733
General Electric Capital Corp.
  4.25%, due 1/24/06 (g)                                2,843,795      2,843,795
Goldman Sachs Group, Inc. (The)
  4.21%, due 1/4/06                                     1,505,000      1,504,296
  4.36%, due 1/3/06                                     5,000,000      4,998,183
Paradigm Funding LLC
  4.276%, due 1/6/06 (g)                                  854,388        854,388
Park Avenue Receivables Corp.
  4.266%, due 1/6/06 (g)                                1,442,184      1,442,184
Prefco Enterprises, Inc.
  4.296%, due 1/10/06 (g)                               1,431,211      1,431,211
Ranger Funding LLC
  4.269%, due 1/11/06 (g)                               1,442,184      1,442,184
Toyota Motor Credit Corp.
  4.20%, due 1/3/06                                     4,320,000      4,318,488
                                                                    ------------
Total Commercial Paper
  (Cost $26,267,730)                                                  26,267,730
                                                                    ------------
FEDERAL AGENCIES (2.0%)
Federal Home Loan Bank (Discount Note)
  3.33%, due 1/4/06                                     5,080,000      5,078,120
  3.60%, due 1/6/06                                       735,000        734,559
  4.13%, due 2/1/06                                     2,450,000      2,441,006
Federal National Mortgage Association (Discount
  Note)
  3.35%, due 1/3/06                                     4,015,000      4,013,879
                                                                    ------------
Total Federal Agencies
  (Cost $12,267,564)                                                  12,267,564
                                                                    ------------
                                                           SHARES
INVESTMENT COMPANY (0.1%)
BGI Institutional Money Market Fund (g)                   850,382        850,382
                                                                    ------------
Total Investment Company
  (Cost $850,382)                                                        850,382
                                                                    ------------
                                                        PRINCIPAL
                                                           AMOUNT
TIME DEPOSITS (5.2%)
Abbey National PLC
  4.29%, due 1/3/06 (g)                             $   2,595,931      2,595,931
Bank of America
  4.27%, due 1/27/06 (g)(h)                             2,307,495      2,307,495

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
TIME DEPOSITS (CONTINUED)
Bank of Montreal
  4.25%, due 1/17/06 (g)                            $   2,307,495   $  2,307,495
BNP Paribas
  4.265%, due 1/26/06 (g)                               3,749,679      3,749,679
Credit Suisse First Boston Corp.
  4.24%, due 1/20/06 (g)                                1,903,683      1,903,683
Dexia Group
  4.265%, due 1/6/06 (g)                                2,307,495      2,307,495
Fortis Bank
  4.25%, due 1/9/06 (g)                                 1,730,621      1,730,621
Halifax Bank of Scotland
  4.26%, due 1/31/06 (g)                                2,307,495      2,307,495
Rabobank Nederland
  4.25%, due 1/27/06 (g)                                2,019,058      2,019,058
Royal Bank of Scotland
  4.26%, due 1/6/06 (g)                                 2,884,368      2,884,368
Societe Generale
  4.30%, due 1/30/06 (g)                                1,442,184      1,442,184
Toronto Dominion Bank
  4.30%, due 1/26/06 (g)                                1,442,184      1,442,184
UBS AG
  4.26%, due 1/19/06 (g)                                2,884,368      2,884,368
  4.29%, due 1/12/06 (g)                                2,019,058      2,019,058
Wells Fargo & Co.
  4.34%, due 1/13/06 (g)                                  576,874        576,874
                                                                    ------------
Total Time Deposits
  (Cost $32,477,988)                                                  32,477,988
                                                                    ------------
Total Short-Term Investments
  (Cost $73,882,722)                                                  73,882,722
                                                                    ------------
Total Investments
  (Cost $609,376,135)(i)                                    108.3%   680,544,139(j)
Liabilities in Excess of
  Cash and Other Assets                                      (8.3)   (52,095,414)
                                                    -------------   ------------
Net Assets                                                  100.0%  $628,448,725
                                                    =============   ============

++   Less than one tenth of a percent.
(a)  Exchange Traded Fund -- represents a basket of
     securities that are traded on an exchange.
(b)  Represents security, or a portion thereof, which is out on loan.
(c)  Non-income producing security.
(d)  ADR -- American Depositary Receipt.
(e)  HOLDRs -- represents beneficial ownership in the common stock of a group of specified companies that are
     involved in various segments of the pharmaceutical
     industry.

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

(f) Synthetic Convertible -- An equity-linked security issued by an entity other than the issuer of the underlying equity instrument. The underlying equity investment represents a basket of securities comprised of Abbott Laboratories, Eli Lilly, Forest Laboratories,
           GlaxoSmithKline, IVAX, Johnson & Johnson and
           Schering-Plough.
(g) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(h) Floating rate. Rate shown is the rate in effect at December 31, 2005.
(i) The cost for federal income tax purposes is $610,529,370.
(j)        At December 31, 2005 net unrealized appreciation was
           $70,014,769, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $81,596,928 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $11,582,159.
(k)        One contract relates to 100 shares.

 M-334 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

ASSETS:
Investment in securities, at value (identified
  cost $609,376,135) including $44,113,257
  market value of securities loaned             $ 680,544,139
Cash                                                      612
Receivables:
  Dividends and interest                              483,496
  Fund shares sold                                     94,661
Other assets                                           10,320
                                                -------------
    Total assets                                  681,133,228
                                                -------------
LIABILITIES:
Securities lending collateral                      45,797,059
Payables:
  Investment securities purchased                   6,207,696
  Adviser                                             194,479
  Fund shares redeemed                                158,946
  Shareholder communication                           133,288
  Administrator                                       108,044
  Professional                                         40,757
  NYLIFE Distributors                                  16,959
  Custodian                                            12,422
Accrued expenses                                       14,853
                                                -------------
    Total liabilities                              52,684,503
                                                -------------
Net assets                                      $ 628,448,725
                                                =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01 per share)
  200 million shares authorized:
  Initial Class                                 $     317,029
  Service Class                                        46,623
Additional paid-in capital                        545,513,889
Accumulated undistributed net investment
  income                                            2,418,551
Accumulated net realized gain on investments
  and written option transactions                   8,984,629
Net unrealized appreciation on investments         71,168,004
                                                -------------
Net assets                                      $ 628,448,725
                                                =============
INITIAL CLASS
Net assets applicable to outstanding shares     $ 548,065,071
                                                =============
Shares of capital stock outstanding                31,702,850
                                                =============
Net asset value per share outstanding           $       17.29
                                                =============
SERVICE CLASS
Net assets applicable to outstanding shares     $  80,383,654
                                                =============
Shares of capital stock outstanding                 4,662,273
                                                =============
Net asset value per share outstanding           $       17.24
                                                =============

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
INCOME:
  Dividends (a)                                  $11,442,589
  Interest                                         1,365,675
  Income from securities loaned -- net                98,959
                                                 -----------
    Total income                                  12,907,223
                                                 -----------
EXPENSES:
  Advisory                                         2,230,226
  Administration                                   1,239,015
  Distribution and service -- Service Class          168,051
  Professional                                        96,075
  Shareholder communication                           63,701
  Custodian                                           46,564
  Directors                                           41,325
  Miscellaneous                                       39,497
                                                 -----------
    Total expenses before reimbursement            3,924,454
  Reimbursement from affiliates for printing
    and mailing costs (see Note 3(B))               (660,505)
                                                 -----------
  Net expenses                                     3,263,949
                                                 -----------
Net investment income                              9,643,274
                                                 -----------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain on:
  Security transactions                           34,461,572
  Written option transactions                         51,769
                                                 -----------
Net realized gain on investments and written
  option transactions                             34,513,341
                                                 -----------
Net change in unrealized appreciation on:
  Security transactions                           (6,800,110)
  Written option transactions                        (45,569)
                                                 -----------
Net change in unrealized appreciation on
  investments and written option transactions     (6,845,679)
                                                 -----------
Net realized and unrealized gain on investments
  and written option transactions                 27,667,662
                                                 -----------
Net increase in net assets resulting from
  operations                                     $37,310,936
                                                 ===========

(a) Dividends recorded net of foreign withholding taxes in the amount of $54,644.

 M-336 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2005 AND DECEMBER 31, 2004

                                         2005           2004
INCREASE IN NET ASSETS:
Operations:
 Net investment income           $  9,643,274   $  6,753,085
 Net realized gain on
  investments and written
  option transactions              34,513,341     31,361,496
 Net change in unrealized
  appreciation (depreciation)
  on investments and written
  option contracts                 (6,845,679)    23,305,093
                                 ---------------------------
 Net increase in net assets
  resulting from operations        37,310,936     61,419,674
                                 ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class                  (6,464,216)    (6,179,109)
    Service Class                    (813,008)      (522,096)
                                 ---------------------------
 Total dividends to
    shareholders                   (7,277,224)    (6,701,205)
                                 ---------------------------
Capital share transactions:
 Net proceeds from sale of shares:
    Initial Class                  15,510,234    136,542,811
    Service Class                  23,384,467     38,934,480
 Net asset value of shares
   issued to shareholders in
   reinvestment of dividends:
    Initial Class                   6,464,216      6,179,109
    Service Class                     813,008        522,096
                                 ---------------------------
                                   46,171,925    182,178,496

 Cost of shares redeemed:
    Initial Class                 (67,844,926)   (45,197,455)
    Service Class                  (3,460,752)    (2,166,910)
                                 ---------------------------
                                  (71,305,678)   (47,364,365)
                                 ---------------------------
    Increase (decrease) in net
      assets derived from
      capital share
      transactions                (25,133,753)   134,814,131
                                 ---------------------------
    Net increase in net assets      4,899,959    189,532,600
NET ASSETS:
Beginning of year                 623,548,766    434,016,166
                                 ---------------------------
End of year                      $628,448,725   $623,548,766
                                 ===========================
Accumulated undistributed net
  investment income at end of
  year                           $  2,418,551   $     52,502
                                 ===========================

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

                                                     INITIAL CLASS
                                 ------------------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                   2005         2004       2003       2002       2001
Net asset value at beginning
  of period                      $  16.47     $  14.96   $  11.91   $  15.35   $  16.21
                                 --------     --------   --------   --------   --------
Net investment income                0.27(b)      0.18       0.21(b)    0.20      0.23
Net realized and unrealized
  gain (loss) on investments         0.76         1.51       3.04      (3.43)     (0.15)
                                 --------     --------   --------   --------   --------
Total from investment
  operations                         1.03         1.69       3.25      (3.23)      0.08
                                 --------     --------   --------   --------   --------
Less dividends and
  distributions:
  From net investment income        (0.21)       (0.18)     (0.20)     (0.19)     (0.23)
  From net realized gain on
    investments                        --           --         --      (0.02)     (0.71)
                                 --------     --------   --------   --------   --------
Total dividends and
  distributions                     (0.21)       (0.18)     (0.20)     (0.21)     (0.94)
                                 --------     --------   --------   --------   --------
Net asset value at end of
  period                         $  17.29     $  16.47   $  14.96   $  11.91   $  15.35
                                 ========     ========   ========   ========   ========
Total investment return              6.24%(e)    11.28%     27.37%    (21.05)%     0.40%
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income              1.58%        1.34%      1.60%      1.43%      1.53%
  Net expenses                       0.50%        0.65%      0.66%      0.65%      0.64%
  Expenses (before
    reimbursement)                   0.61%        0.65%      0.66%      0.65%      0.64%
Portfolio turnover rate                40%          81%        62%        64%        70%
Net assets at end of period
  (in 000's)                     $548,065     $567,182   $418,992   $331,833   $404,174

(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Total return is not annualized.
(d)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
(e)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring
     reimbursements had not been made, the total return would
     have been 6.13% and 5.87% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
     (see Note 3(B)).
+    Annualized.

 M-338 MainStay VP Value Portfolio     The notes to the financial statements are
an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS

               SERVICE CLASS
-------------------------------------------
                                 JUNE 4,
                                 2003(A)
           YEAR ENDED            THROUGH
          DECEMBER 31,         DECEMBER 31,
         2005         2004         2003
           $16.44   $  14.95      $ 12.81
     ------------   --------      -------
             0.22(b)     0.15        0.10(b)
             0.76       1.49         2.23
     ------------   --------      -------
             0.98       1.64         2.33
     ------------   --------      -------
            (0.18)     (0.15)       (0.19)
               --         --           --
     ------------   --------      -------
            (0.18)     (0.15)       (0.19)
     ------------   --------      -------
           $17.24   $  16.44      $ 14.95
     ============   ========      =======
             5.96%(e)    11.01%      18.14%(c)
             1.33%      1.09%        1.35%+(d)
             0.75%      0.90%        0.91%+
             0.86%      0.90%        0.91%+
               40%        81%          62%
          $80,384   $ 56,367      $15,024

    The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.MAINSTAYfunds.com

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company.
The Portfolios commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS      PORTFOLIOS
 May 2, 2005        Balanced and Floating Rate Portfolios
 ---------------------------------------------------------
 July 2, 2001       Mid Cap Core, Mid Cap Growth, Mid Cap
                    Value and Small Cap Growth Portfolios
 ---------------------------------------------------------
 May 1, 1998        Income & Growth (formerly American
                    Century Income & Growth Portfolio),
                    Basic Value (formerly Dreyfus Large
                    Company Value Portfolio), Developing
                    Growth (formerly Lord Abbett
                    Developing Portfolio) and Large Cap
                    Growth (formerly Growth Portfolio)
                    Portfolios
 ---------------------------------------------------------
 October 1, 1996    Convertible Portfolio
 ---------------------------------------------------------
 May 1, 1995        High Yield Corporate Bond,
                    International Equity and Value
                    Portfolios
 ---------------------------------------------------------
 January 29, 1993   Capital Appreciation, Cash Management,
                    Government, S&P 500 Index (formerly
                    Indexed Equity Portfolio) and Total
                    Return Portfolios
 ---------------------------------------------------------
 January 23, 1984   Bond and Common Stock Portfolios

The Portfolios (each separately a "Portfolio") are separate Portfolios of the Fund. Shares of the Portfolios are currently offered only to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II and III, VUL Separate Account-I and CSVUL Separate Account-I (collectively "Separate Accounts"). The Separate Accounts are used to fund flexible premium deferred variable annuity and variable life insurance policies.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

 COMMENCEMENT
 OF OPERATIONS      PORTFOLIOS

 May 2, 2005        Balanced and Floating Rate Portfolios
 ---------------------------------------------------------
 June 13, 2003      Income & Growth Portfolio
 ---------------------------------------------------------
 June 6, 2003       Large Cap Growth Portfolio (formerly
                    Growth Portfolio)
 ---------------------------------------------------------
 June 5, 2003       Basic Value, Capital Appreciation,
                    Common Stock, Convertible, Developing
                    Growth, International Equity, Mid Cap
                    Core, Mid Cap Growth, Mid Cap Value,
                    S&P 500 Index and Small Cap Growth
                    Portfolios
 ---------------------------------------------------------
 June 4, 2003       Bond, Government, High Yield Corporate
                    Bond, Total Return and Value
                    Portfolios

The investment objectives for each of the Portfolios of the Fund are as follows:

BALANCED: to seek high total return.

BASIC VALUE: to seek capital appreciation.

BOND: to seek the highest income over the long term consistent with preservation of principal.

CAPITAL APPRECIATION: to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

CONVERTIBLE: to seek capital appreciation together with current income.

DEVELOPING GROWTH: to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

FLOATING RATE: to seek to provide high current income.

GOVERNMENT: to seek a high level of current income, consistent with safety of principal.

HIGH YIELD CORPORATE BOND: to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rate agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

INCOME & GROWTH: to seek dividend growth, current income and capital appreciation.

INTERNATIONAL EQUITY: to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

 M-340   MainStay VP Series Fund, Inc.

LARGE CAP GROWTH: to seek growth through long-term capital appreciation.

MID CAP CORE: to seek long-term growth of capital.

MID CAP GROWTH: to seek long-term growth of capital.

MID CAP VALUE: to realize maximum long-term total return from a combination of capital appreciation and income.

S&P 500 INDEX: to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

SMALL CAP GROWTH: to seek long-term capital appreciation.

TOTAL RETURN: to realize current income consistent with reasonable opportunity for future growth of capital and income.

VALUE: to realize maximum long-term total return from a combination of capital growth and income.

High Yield Corporate Bond Portfolio invests primarily in high yield bonds (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles and follows the significant accounting policies described below:

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange ("the Exchange") (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Fund's Administrator, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Administrator to be representative of market values at the regular close of business of the Exchange. Investment Companies are valued at the net asset value of the underlying Portfolio. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Investments in money market funds are valued daily at their NAV. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Directors to represent fair value. Reasons for which securities may be valued in this manner include, but are not limited to: trading for a security has been halted or suspended; a security has been de-listed from a national exchange; or trading on a security's primary market is temporarily closed at a time when under normal conditions it would be open. At December 31, 2005, the Convertible and High Yield Corporate Bond Portfolios held securities with values of $301 and $4,052,792 respectively, that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the International Equity Portfolio principally trade, and the time at which the Portfolio's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issue in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Administrator or Adviser/Subadvisors conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Administrator or Adviser/ Subadvisor may, pursuant to procedures adopted by the Portfolio's Board of Directors, adjust the value of the local price to reflect the impact on the price of such securities as a result of events.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-

                                                 www.MAINSTAYfunds.com     M-341
dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned. Discounts and premiums on securities, other than short-term securities, purchased for all Portfolios are accreted and amortized, respectively, on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

For Real Estate Investment Trusts ("REITs"), dividend income is recorded at management's estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(C) FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The High Yield Corporate Bond and International Equity Portfolios enter into foreign currency forward contracts in order to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Portfolio's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Portfolio's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 6)

(D) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contracts on a daily basis to reflect the market value of the contract at the end of each day's trading. The Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The S&P 500 Index Portfolio invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objectives.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Portfolio's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

(E) REPURCHASE AGREEMENTS. The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The Fund's policy is that the underlying collateral is valued daily on a mark-to-market basis to evaluate whether the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(F) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Portfolios are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities -- at the valuation date,

 M-342   MainStay VP Series Fund, Inc.

(ii) purchases and sales of investment securities, income and expenses -- at the date of such transactions.

The assets and liabilities of the Portfolios that are denominated in foreign currency amounts are presented at the exchange rates and market values at the end of the year. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented. Accordingly, gains and losses from foreign currency transactions are included in the reported net realized and unrealized gains (losses) on investment transactions.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities including currency and foreign currency forward contracts, but excluding other investments, are reflected in unrealized foreign exchange gains or losses. (See Note 6)

(G) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolios forego principal and interest on the securities. The Portfolios are compensated by the difference between the current sales price and the forward price for the future purpose as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from the respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. The Portfolios may lend their securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios. (See Note 6)

(I) PURCHASED AND WRITTEN OPTIONS. Certain Portfolios may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer's owning the underlying security throughout the option period. A call option may also be covered by the call writer's maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Portfolios, in return for the premium on the option, give up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as the obligation as the writer continues, have retained the risk of loss should the price of the underlying security decline. After writing a put option, a Portfolio may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

Certain Portfolios may purchase call and put options on their portfolio securities or foreign currencies. A Portfolio may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Portfolio may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Portfolio and the prices of options relating to the securities or foreign currencies purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option. (See Note 6)

                                                 www.MAINSTAYfunds.com     M-343

(J) LOAN PARTICIPATIONS, COMMITMENTS AND BRIDGE LOANS. The Floating Rate, High Yield Corporate Bond and Total Return Portfolios invest in loan commitments, loan participations and bridge loans. Loan commitments, loan participations and bridge loans are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money and records interest and fees as earned. The unfunded amounts are recorded in memorandum accounts. The Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). (See Note 5)

(K) RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The High Yield Corporate Bond Portfolio does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. (See Note 6)

(L) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

(M) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, and Floating Rate Portfolio dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once per year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

(N) EXPENSES. Expenses with respect to the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net assets on the date the expenses are accrued. The expenses borne by the Fund, including those of related parties to the Fund, are shown on each Portfolio's Statement of Operations.

(O) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(P) INDEMNIFICATIONS. In the normal course of business the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM"), an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Fund under an Investment Advisory Agreement. Balanced, Bond, Common Stock, Floating Rate, Mid Cap Core and S&P 500 Index Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Total Return and Value Portfolios, under a Subadvisory Agreement with NYLIM. Pursuant to a Subadvisory Agreement with NYLIM, The Dreyfus Corporation serves as subadvisor to the Basic Value Portfolio; Lord Abbett & Co. serves as subadvisor to the Developing Growth Portfolio; American Century Investment Management, Inc. serves as subadvisor to the Income & Growth Portfolio; and Winslow Capital Management, Inc. serves as the subadvisor to the Large Cap Growth Portfolio.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial

 M-344   MainStay VP Series Fund, Inc.

and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Balanced, Floating Rate, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap Growth Portfolios pursuant to the Management Agreements referenced above. These services are provided to the other 15 Portfolios pursuant to separate Administration Agreements. Each of the 15 Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

The Fund, on behalf of each Portfolio, pays the Adviser and Administrator a monthly fee for the services performed and the facilities furnished at an approximate annual rate of the average daily net assets of each Portfolio as follows:

                                  ADVISER   ADMINISTRATOR
Balanced Portfolio                  0.75%(a)        0.00%
---------------------------------------------------------
Basic Value Portfolio (b)           0.60%           0.20%
---------------------------------------------------------
Bond Portfolio                      0.25%           0.20%
---------------------------------------------------------
Capital Appreciation Portfolio      0.36%           0.20%
---------------------------------------------------------
Cash Management Portfolio (c)       0.25%           0.20%
---------------------------------------------------------
Common Stock Portfolio              0.25%           0.20%
---------------------------------------------------------
Convertible Portfolio               0.36%           0.20%
---------------------------------------------------------
Developing Growth Portfolio (d)     0.60%           0.20%
---------------------------------------------------------
Floating Rate Portfolio             0.60%(a)        0.00%
---------------------------------------------------------
Government Portfolio                0.30%           0.20%
---------------------------------------------------------
High Yield Corporate Bond
  Portfolio                         0.30%           0.20%
---------------------------------------------------------
Income & Growth Portfolio (e)       0.50%           0.20%
---------------------------------------------------------
International Equity Portfolio      0.60%           0.20%
---------------------------------------------------------
Large Cap Growth Portfolio (f)      0.50%           0.20%
---------------------------------------------------------
Mid Cap Core Portfolio              0.85%(a)        0.00%
---------------------------------------------------------
Mid Cap Growth Portfolio            0.75%(a)        0.00%
---------------------------------------------------------
Mid Cap Value Portfolio             0.70%(a)        0.00%
---------------------------------------------------------
S&P 500 Index Portfolio (g)         0.10%           0.20%
---------------------------------------------------------
Small Cap Growth Portfolio          0.90%(a)        0.00%
---------------------------------------------------------
Total Return Portfolio              0.32%           0.20%
---------------------------------------------------------
Value Portfolio                     0.36%           0.20%
---------------------------------------------------------

(a) This fee reflects the Management Fee, which includes both Advisory and Administrative fees.

(b) On assets up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Advisory Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. For the year ended December 31, 2005, the Manager waived its fees in the amount of $46,684.

(c) On assets up to $500 million and 0.20% on assets in excess of $500 million.

(d) On assets up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% on assets in excess of $1 billion.

(e) On assets up to $100 million, 0.45% from $100 million to $200 million and 0.40% on assets in excess of $200 million.

(f) On assets up to $200 million and 0.40% on assets in excess of $200 million.

(g) On assets up to $1 billion and 0.075% on assets in excess of $1 billion.

Pursuant to the terms of the Subadvisory Agreements between NYLIM and the subadvisors, NYLIM pays the subadvisors a monthly fee at an annual rate of average daily net assets of that Portfolio as follows:

Basic Value Portfolio (a)                            0.45%
----------------------------------------------------------
Capital Appreciation Portfolio                       0.36%
----------------------------------------------------------
Cash Management Portfolio (b)                        0.25%
----------------------------------------------------------
Convertible Portfolio                                0.36%
----------------------------------------------------------
Developing Growth Portfolio (c)                      0.50%
----------------------------------------------------------
Government Portfolio                                 0.30%
----------------------------------------------------------
High Yield Corporate Bond Portfolio                  0.30%
----------------------------------------------------------
Income & Growth Portfolio (d)                        0.40%
----------------------------------------------------------
International Equity Portfolio                       0.60%
----------------------------------------------------------
Large Cap Growth Portfolio (e)                       0.40%
----------------------------------------------------------
Mid Cap Growth Portfolio                             0.38%
----------------------------------------------------------
Mid Cap Value Portfolio                              0.35%
----------------------------------------------------------
Small Cap Growth Portfolio                           0.50%
----------------------------------------------------------
Total Return Portfolio                               0.32%
----------------------------------------------------------
Value Portfolio                                      0.36%
----------------------------------------------------------

(a) On assets up to $250 million and 0.40% on assets in excess of $250 million.

(b) On assets up to $500 million and 0.20% on assets in excess of $500 million.

(c) On assets up to $200 million, 0.45% from $200 million up to $500 million, 0.425% from $500 million up to $1 billion and 0.40% on assets in excess of $1 billion.

(d) On assets up to $100 million, 0.35% from $100 million up to $200 million, 0.30% on assets in excess of $200 million.

(e) Of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, up to $250 million; 0.35% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $250 million to $500 million; 0.30% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $500 million to $750 million; 0.25% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, from $750 million to $1 billion; and 0.20% of the average daily net asset value of all Subadvisor-serviced investment company assets managed by the Manager, including series of the Fund, in excess of $1 billion.

During the year, NYLIM voluntarily agreed to assume the operating expenses of the Developing Growth, Mid Cap Core, Mid Cap Growth, Mid Cap Value and Small Cap

                                                 www.MAINSTAYfunds.com     M-345

Growth Portfolios, which on an annualized basis exceed the percentages of average daily net assets indicated below. Also listed below are the amounts NYLIM reimbursed the Portfolios for the year ended December 31, 2005. It was not necessary for NYLIM to reimburse Mid Cap Core, Mid Cap Growth Portfolio and Mid Cap Value Portfolio for expenses for the year ended December 31, 2005. This agreement was terminated by NYLIM effective January 1, 2006. The amounts of expense reimbursements/waivers for the year will not be repaid to the Adviser or Subadviser in subsequent fiscal years.

                                 EXPENSE       AMOUNT OF
                                     CAP   REIMBURSEMENT
Developing Growth Portfolio        1.15%   $      10,904
--------------------------------------------------------
Mid Cap Core Portfolio             0.98%              --
--------------------------------------------------------
Mid Cap Growth Portfolio           0.97%              --
--------------------------------------------------------
Mid Cap Value Portfolio            0.89%              --
--------------------------------------------------------
Small Cap Growth Portfolio         0.95%          41,730
--------------------------------------------------------

Effective January 1, 2006, NYLIM entered into a written expense limitation agreement under which it agreed to waive a portion of the Balanced Portfolio's management fee or reimburse the Balanced Portfolio so that its total ordinary operating expenses do not exceed 0.90% for its Initial Class shares. The Manager will apply an equivalent waiver or reimbursement, in an equal amount of basis points, to the Service Class shares of these Portfolios. This expense limitation may be modified or terminated only with the approval of the Board of Directors. The Manager may recoup the amount of any management fee waiver or expense reimbursement from the Portfolio pursuant to this agreement if such action does not cause the Portfolio to exceed existing expense limitations and the recoupment is made within three years after the year in which the Manager incurred the expenses.

New York Life Investment Management LLC ("NYLIM") has directed certain portfolio trades brokers who paid a portion of the expenses of the Basic Value, Developing Growth and Large Cap Growth Portfolios for the year ended December 31, 2005. The Portfolio's miscellaneous expenses were reduced by $7,028, $9,339 and $4,330, respectively, under this agreement.

(B) PAYMENTS FROM AFFILIATES. During 2005, NYLIM conducted a review of historical practices relating to expenses paid by the Fund, including printing and mailing costs for prospectuses and contract owner reports. As a result of that review, NYLIM and its affiliates, applied a new allocation methodology, with the approval of the Fund's Board of Directors, including its Independent Directors. The new allocation methodology was applied to shareholder communication expenses relating to portions of the printing and mailing costs for prospectuses and reports allocable to variable contracts and unaffiliated fund investment options available under the contracts going back to the year 1995 and resulted in a nonrecurring reimbursement, by NYLIM and its affiliates, to each Portfolio for the difference between the prospectus and report printing and mailing costs that each Portfolio would incur (under the new allocation methodology) and the amount that had been charged since 1995. The total nonrecurring reimbursements amount to the Fund was $11,695,790. The amount that was reimbursed to each Portfolio is as follows: Bond, $688,465; Capital Appreciation, $2,053,147; Cash Management, $605,403; Convertible, $307,756; Basic Value, $72,019; Common Stock, $1,801,202; Developing Growth, $43,343; Government, $410,235; High Yield Corporate Bond, $1,368,599; Income & Growth, $87,702; International Equity, $130,176; Large Cap Growth, $188,728; Mid Cap Growth, $64,700; Mid Cap Value, $117,668; S&P 500 Index, $2,014,244; Total
Return, $1,081,899; and Value, $660,505. The reimbursement amounts by Portfolio are disclosed in the Statement of Operations as expenses reimbursed. These reimbursements impacted the expenses and/or net investment income ratios included in the financial highlights for the Portfolios listed above and are contained in the performance tables and growth charts for each affected Portfolio in this report. NYLIM has also agreed to pay expenses of approximately $24,000 relating to the Board of Directors' review of this matter.

NYLIM also determined that the Mid Cap Value Portfolio had not complied with a non-fundamental restriction with respect to market capitalization. The Subadviser reimbursed the Mid Cap Value Portfolio $16,177 for the loss.

(C) DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(D) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(E) NON-INTERESTED DIRECTOR FEES. For the year ended December 31, 2005, Non-Interested Directors were paid an annual retainer of $35,000, $3,000 for each Board meeting attended, $2,000 for each Audit Committee meeting attended and $1,500 for each Valuation and Nominating and Governance Committee meeting attended, plus

 M-346   MainStay VP Series Fund, Inc.

reimbursement for travel and other out-of-pocket expenses. The Lead Independent Director received an additional retainer of $2,000 per month (July 1, 2005 through December 31, 2005), and the Audit Committee Chair received an additional annual retainer of $12,000.
Effective January 1, 2006, the fee received for attending a Board meeting in person increased from $3,000 to $4,000 per meeting; the fee received for attending a Board meeting via teleconference decreased from $3,000 to $2,000 and the retainer paid to the Lead Independent Director was revised to $12,000 annually. An annual retainer of $3,000 for each member of the Audit Committee was implemented.
The annual retainer for the Non-Interested Directors, as well as the Audit, Valuation and Nominating and Governance Committee Meeting attendance fees, and the additional retainer paid to the Audit Committee Chair will remain the same.
(F) CAPITAL. At December 31, 2005, NYLIAC was the beneficial owner of shares of the following Portfolios with net asset values and percentages of net assets as follows:

Balanced Portfolio                     $10,494,390   9.1%
--------------------------------------------------------
Floating Rate Portfolio                 40,887,524  34.8
--------------------------------------------------------

(G) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2005 these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Balanced Portfolio                                  $ 1,415
-----------------------------------------------------------
Basic Value Portfolio                                 2,337
-----------------------------------------------------------
Bond Portfolio                                       11,838
-----------------------------------------------------------
Capital Appreciation Portfolio                       22,258
-----------------------------------------------------------
Cash Management Portfolio                             7,460
-----------------------------------------------------------
Common Stock Portfolio                               22,786
-----------------------------------------------------------
Convertible Portfolio                                 8,838
-----------------------------------------------------------
Developing Growth Portfolio                           1,213
-----------------------------------------------------------
Floating Rate Portfolio                               1,603
-----------------------------------------------------------
Government Portfolio                                  7,458
-----------------------------------------------------------
High Yield Corporate Bond Portfolio                  35,520
-----------------------------------------------------------
Income & Growth Portfolio                             2,571
-----------------------------------------------------------
International Equity Portfolio                        7,104
-----------------------------------------------------------
Large Cap Growth Portfolio                            3,213
-----------------------------------------------------------
Mid Cap Core Portfolio                                5,390
-----------------------------------------------------------
Mid Cap Growth Portfolio                              6,345
-----------------------------------------------------------
Mid Cap Value Portfolio                              10,108
-----------------------------------------------------------
S&P 500 Index Portfolio                              35,651
-----------------------------------------------------------
Small Cap Growth Portfolio                            4,176
-----------------------------------------------------------
Total Return Portfolio                               12,825
-----------------------------------------------------------
Value Portfolio                                      15,513
-----------------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-347

NOTE 4 -- FEDERAL INCOME TAX:

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated undistributed net realized gain (loss) and paid-in capital arising from permanent differences; net assets at December 31, 2005 are not affected.

                                                                    ACCUMULATED            ACCUMULATED
                                                              UNDISTRIBUTED NET      UNDISTRIBUTED NET   ADDITIONAL PAID-IN
                                                       INVESTMENT INCOME (LOSS)   REALIZED GAIN (LOSS)              CAPITAL
Balanced Portfolio                                         $         7,643          $        (7,643)      $            --
Bond Portfolio                                                   2,061,083               (2,061,083)                   --
Capital Appreciation Portfolio                                        (479)                       1                   478
Common Stock Portfolio                                             (53,745)                  53,746                    (1)
Convertible Portfolio                                            6,432,546               (6,432,545)                   (1)
Developing Growth Portfolio                                        326,951                       (3)             (326,948)
Floating Rate Portfolio                                                598                       --                  (598)
Government Portfolio                                               379,636                 (379,637)                    1
High Yield Corporate Bond Portfolio                              4,168,645               (4,168,644)                   (1)
Income & Growth Portfolio                                          (41,003)                  41,003                    --
International Equity Portfolio                                  (2,057,676)               2,057,668                     8
Mid Cap Core Portfolio                                             163,062                 (163,062)                   --
Mid Cap Growth Portfolio                                           726,609                 (135,085)             (591,524)
Mid Cap Value Portfolio                                              1,720                   (1,722)                    2
S&P 500 Index Portfolio                                           (182,023)                 182,021                     2
Small Cap Growth Portfolio                                         596,142                       --              (596,142)
Total Return Portfolio                                              31,477                  (31,478)                    1
Value Portfolio                                                         (1)                      --                     1
---------------------------------------------------------------------------------------------------------------------------

The reclassifications for the Portfolios are primarily due to foreign currency gain (loss), reclassifications of distributions, paydown gain (loss), real estate investment trusts gain (loss), net operating losses and convertible preferred debt instruments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                                                2005                                      2004
                                             ---------------------------------------   ---------------------------------------
                                                      TAX-BASED            TAX-BASED            TAX-BASED            TAX-BASED
                                             DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM   DISTRIBUTIONS FROM
                                                ORDINARY INCOME      LONG-TERM GAINS      ORDINARY INCOME      LONG-TERM GAINS
Balanced Portfolio                            $     1,253,763      $            --      $            --      $            --
Basic Value Portfolio                                 826,736              977,399              832,408                   --
Bond Portfolio                                     14,962,664*                  --           21,786,414              433,360
Cash Management Portfolio                           8,844,731*                  --            2,966,632                   --
Mid Cap Core Portfolio                             12,850,980           11,483,427              682,113            3,461,831
Mid Cap Value Portfolio                             3,016,465           19,427,995            2,460,723            2,871,564
------------------------------------------------------------------------------------------------------------------------------

* The tax-based distributions from ordinary income are not different between book and tax for 2005.

 M-348   MainStay VP Series Fund, Inc.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

                                                           ACCUMULATED
                                                               CAPITAL             OTHER           UNREALIZED
                                                                 GAINS         TEMPORARY         APPRECIATION   TOTAL ACCUMULATED
                                     ORDINARY INCOME          (LOSSES)       DIFFERENCES   (DEPRECIATION) (A)         GAIN (LOSS)
Balanced Portfolio                   $        26,685   $        11,536   $            --    $     1,164,701      $     1,202,922
Basic Value Portfolio                        574,855           660,817                --          8,734,549            9,970,221
Bond Portfolio                             5,822,678        (1,691,618)               --         (3,422,795)             708,265
Capital Appreciation Portfolio             2,875,948      (239,095,184)               --        213,542,295          (22,676,941)
Cash Management Portfolio                     67,170             5,102           (67,170)                --                5,102
Common Stock Portfolio                     5,435,254        21,885,369                --         66,584,332           93,904,955
Convertible Portfolio                      8,464,684        (6,262,354)          (40,407)        18,990,672           21,152,595
Developing Growth Portfolio                       --        (3,223,373)               --          6,833,573            3,610,200
Floating Rate Portfolio                           --          (283,302)           (8,492)           147,957             (143,837)
Government Portfolio                       2,545,057        (3,935,474)         (768,532)        (1,776,870)          (3,935,819)
High Yield Corporate Bond Portfolio       26,628,414       (95,969,936)       (3,067,495)        (4,182,595)         (76,591,612)
Income & Growth Portfolio                    814,824         1,208,704                --          4,574,520            6,598,048
International Equity Portfolio             6,371,734           162,480          (880,374)        38,711,555           44,365,395
Large Cap Growth Portfolio                   256,046      (111,796,596)               --          9,623,798         (101,916,752)
Mid Cap Core Portfolio                            --         2,006,893             1,117         35,988,569           37,996,579
Mid Cap Growth Portfolio                          --         5,995,513                --         77,814,073           83,809,586
Mid Cap Value Portfolio                      266,829         6,025,966          (296,928)        48,636,272           54,632,139
S&P 500 Index Portfolio                    7,203,336      (100,513,012)      (10,047,859)       277,147,844          173,790,309
Small Cap Growth Portfolio                        --               236        (1,646,929)        33,305,793           31,659,100
Total Return Portfolio                     3,861,657         4,886,609            (2,057)        53,754,586           62,500,795
Value Portfolio                            2,418,551        10,497,325          (359,461)        70,014,769           82,571,184
---------------------------------------------------------------------------------------------------------------------------------

(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals, premium amortization, real estate investment trust, and other basis adjustments.

At December 31, 2005, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Portfolios intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2005 as if they arose on January 1, 2006.

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Bond Portfolio                 2013    $  1,692
--------------------------------------------------------------
                                       $  1,692   $         --
--------------------------------------------------------------
Capital Appreciation
  Portfolio                    2009    $ 81,865
                               2010      97,959
                               2011      21,298
                               2012      37,973
--------------------------------------------------------------
                                       $239,095   $         --
--------------------------------------------------------------

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
Convertible Portfolio          2010    $  6,262
--------------------------------------------------------------
                                       $  6,262   $         --
--------------------------------------------------------------
Developing Growth
  Portfolio                    2010    $  1,798
                               2011       1,425
--------------------------------------------------------------
                                       $  3,223   $         --
--------------------------------------------------------------
Floating Rate
  Portfolio                    2013    $    283
--------------------------------------------------------------
                                       $    283   $          8
--------------------------------------------------------------
Government Portfolio           2008    $  1,695
                               2012       2,240
--------------------------------------------------------------
                                       $  3,935   $        769
--------------------------------------------------------------
High Yield Corporate
  Bond Portfolio               2009    $  9,405
                               2010      24,586
                               2011      61,979
--------------------------------------------------------------
                                       $ 95,970   $         --
--------------------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-349

                       CAPITAL LOSS               CAPITAL LOSS
                          AVAILABLE      AMOUNT       DEFERRED
                            THROUGH     (000'S)        (000'S)
International Equity
  Portfolio                            $     --
--------------------------------------------------------------
                                       $     --   $        562*
--------------------------------------------------------------
Large Cap Growth
  Portfolio                    2009    $ 74,417
                               2010      37,086
                               2012         294
--------------------------------------------------------------
                                       $111,797   $         --
--------------------------------------------------------------
S&P 500 Index
  Portfolio                    2010    $ 66,906
                               2011      14,323
                               2012       1,932
                               2013      17,352
--------------------------------------------------------------
                                       $100,513   $     10,375
--------------------------------------------------------------
Small Cap Growth
  Portfolio                            $     --
--------------------------------------------------------------
                                       $     --   $      1,647
--------------------------------------------------------------

* Currency losses.

The Basic Value, Capital Appreciation, Common Stock, Convertible, Developing Growth, Government, High Yield Corporate Bond, Income and Growth, Large Cap Growth, Mid Cap Growth, Total Return and Value Portfolios utilized $4,193,322, $35,364,786, $19,970,485, $15,079,790, $4,297,094, $497,871, $22,047,037,
$3,979,568, $350,491, $3,267,021, $14,364,517 and $23,461,365, respectively, of capital loss carryforwards during the year ended December 31, 2005
NOTE 5 -- COMMITMENTS AND CONTINGENCIES:
As of December 31, 2005, the following Portfolios had unfunded loan commitments pursuant to the following loan agreements:
HIGH YIELD CORPORATE BOND PORTFOLIO

                                                UNFUNDED
BORROWER                                      COMMITMENT
Foster Wheeler, LLC, due 3/18/10             $ 7,811,821
--------------------------------------------------------
Warner Chilcott Corp., due 1/18/12               132,492
--------------------------------------------------------
Warner Chilcott Corp., due 1/18/12               662,461
--------------------------------------------------------

FLOATING RATE PORTFOLIO

                                                                      UNFUNDED
BORROWER                                                            COMMITMENT
Coinmach Corp., due 12/19/12                                       $   596,491
------------------------------------------------------------------------------
Hanley Wood LLC, due 8/1/12                                            105,960
------------------------------------------------------------------------------
Hertz Corp. (The), due 1/1/12                                           65,111
------------------------------------------------------------------------------
Warner Chilcott Corp., due 1/18/12                                     110,410
------------------------------------------------------------------------------
Warner Chilcott Corp., due 1/18/12                                      22,082
------------------------------------------------------------------------------

The commitments are available until the maturity date of the respective security.

NOTE 6 -- PORTFOLIO SECURITIES LOANED, FOREIGN CURRENCY FORWARD CONTRACTS, FOREIGN CURRENCY, WRITTEN OPTIONS AND RESTRICTED SECURITIES:

As of December 31, 2005, the following Portfolios had securities on loan and received collateral as follows:

                                        MARKET
                                      VALUE OF
                                    SECURITIES           CASH
PORTFOLIO                              ON LOAN     COLLATERAL

Balanced                         $ 11,517,814    $ 12,226,542
-------------------------------------------------------------
Basic Value                         4,553,470       4,680,298
-------------------------------------------------------------
Bond                               43,064,561      43,996,695
-------------------------------------------------------------
Capital Appreciation               71,217,276      73,446,726
-------------------------------------------------------------
Common Stock                       40,602,710      42,053,466
-------------------------------------------------------------
Convertible                        51,950,893      53,833,468
-------------------------------------------------------------
Developing Growth                   8,724,955       9,058,838
-------------------------------------------------------------
Government                         14,698,046      14,992,540
-------------------------------------------------------------
High Yield                        145,654,551     149,318,093
-------------------------------------------------------------
Income and Growth                  12,657,330      13,525,958
-------------------------------------------------------------
International Equity               26,368,173      27,721,184
-------------------------------------------------------------
Large Cap Growth                    8,204,476       8,461,955
-------------------------------------------------------------
Mid Cap Core                       26,586,553      28,361,229
-------------------------------------------------------------
Mid Cap Growth                     45,427,088      46,979,731
-------------------------------------------------------------
Mid Cap Value                      58,784,005      63,423,300
-------------------------------------------------------------
S&P 500 Index                      82,081,492      84,865,819
-------------------------------------------------------------
Small Cap Growth                   30,372,215      31,544,670
-------------------------------------------------------------
Total Return                       38,295,108      39,596,111
-------------------------------------------------------------
Value                              44,113,257      45,797,059
-------------------------------------------------------------

The cash collateral received for securities on loan was used to purchase highly liquid short-term investments in accordance with the securities lending procedures of the Portfolios. Securities purchased with collateral received are valued at amortized cost which approximates market value.

 M-350   MainStay VP Series Fund, Inc.

Foreign currency forward contracts open at December 31, 2005:

HIGH YIELD CORPORATE BOND PORTFOLIO

                                                                  CONTRACT         CONTRACT
                                                                    AMOUNT           AMOUNT     UNREALIZED
                                                                 PURCHASED             SOLD   APPRECIATION
Foreign Currency Buy Contracts
  Euro vs. U.S. Dollar, expiring 1/6/06                       E 10,500,000   $   12,426,570    $     6,432
----------------------------------------------------------------------------------------------------------

                                                                  CONTRACT         CONTRACT
                                                                    AMOUNT           AMOUNT
                                                                      SOLD        PURCHASED
Foreign Currency Sale Contracts
  U.S. Dollar vs. Euro, expiring 1/6/06                       E 18,170,099   $   21,807,753   $   292,621
---------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO

                                                                  CONTRACT         CONTRACT       UNREALIZED
                                                                    AMOUNT           AMOUNT    APPRECIATION/
                                                                      SOLD        PURCHASED   (DEPRECIATION)
Foreign Cross Currency Contracts
Canadian Dollar vs. Australian Dollar, expiring 2/14/06       C$ 1,810,000   A$   2,094,907      $   (25,168)
------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Swedish Krona, expiring 5/30/06           C$ 1,790,000   SK  12,323,971           21,818
------------------------------------------------------------------------------------------------------------
Canadian Dollar vs Swedish Krona, expiring 5/30/06            C$ 1,840,000   SK  12,550,640            7,473
------------------------------------------------------------------------------------------------------------
Canadian Dollar vs. Swedish Krona, expiring 5/30/06           C$ 1,840,000   SK  12,651,840           20,345
------------------------------------------------------------------------------------------------------------
Swiss Francs vs. Japanese Yen, expiring 6/6/06                CF14,275,000   Y1,309,502,850          293,599
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on foreign currency forward
  contracts:                                                                                     $   318,067
------------------------------------------------------------------------------------------------------------

As of December 31, 2005, the following Portfolio had foreign currency:

INTERNATIONAL EQUITY PORTFOLIO

             CURRENCY                       COST        VALUE
Australian Dollar   A$      279,721  $   211,147  $   205,064
Canadian Dollar     C$       25,505       21,897       21,940
Danish Krone        KR    3,100,356      495,084      491,964
Euro                E     1,559,717    1,851,322    1,846,549
Japanese Yen        Y 1,061,084,886    9,132,935    8,997,201
Pound Sterling      L     1,091,747    1,884,980    1,878,351
Swiss Francs        CF      384,070      295,246      292,280
-------------------------------------------------------------
                                     $13,892,611  $13,733,349
-------------------------------------------------------------

During the year ended December 31, 2005, the following Portfolios had transactions in written options:

CAPITAL APPRECIATION PORTFOLIO

                                     NUMBER OF
                                     CONTRACTS   PREMIUM
Options outstanding at December 31,
  2004                                      --   $    --
--------------------------------------------------------
Options -- opened                          154    31,107
--------------------------------------------------------
Options -- closed                         (154)  (31,107)
--------------------------------------------------------
Options outstanding at December 31,
  2005                                      --   $    --
--------------------------------------------------------

TOTAL RETURN PORTFOLIO

                                     NUMBER OF
                                     CONTRACTS   PREMIUM

Options outstanding at December 31,
  2004                                    (103)  $(17,200)
--------------------------------------------------------
Options -- expired                         133    23,260
--------------------------------------------------------
Options -- written                         (30)   (6,060)
--------------------------------------------------------
Options outstanding at December 31,
  2005                                      --   $    --
--------------------------------------------------------

VALUE PORTFOLIO

                                     NUMBER OF
                                     CONTRACTS   PREMIUM

Options outstanding at December 31,
  2004                                    (310)  $(51,769)
--------------------------------------------------------
Options -- expired                         310    51,769
--------------------------------------------------------
Options outstanding at December 31,
  2005                                      --   $    --
--------------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-351

HIGH YIELD CORPORATE BOND PORTFOLIO

Restricted securities held at December 31, 2005:

                                              DATE(S) OF                                             12/31/05      PERCENTAGE OF
SECURITY                                     ACQUISITION           SHARES              COST             VALUE         NET ASSETS
Colorado Prime Corp.
  Preferred Stock
  (zero coupon)                          5/6/97-11/10/99           1,395       $  5,090,593      $        14                 0.0%(a)
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Common Stock                                  10/15/02       1,092,741            734,033        1,032,640                 0.1
--------------------------------------------------------------------------------------------------------------------------------
Globix Corp.
  Convertible Preferred Stock                     6/8/05         107,873            295,589          109,221                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Haights Cross Communications, Inc.
  Preferred Stock
  16.00%,                                        1/22/04          91,000          4,233,413        4,777,500                 0.3
  Warrants                                       1/22/04              91                  1                1                 0.0(a)
  Warrants                                       1/22/04          86,850                869              869                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
MMH Holdings, Inc.
  Common Stock                          3/11/99-10/30/01             937              4,919           49,661                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
North Atlantic Trading Co., Inc.
  Common Stock                                   4/21/04           2,418                 24               24                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc.
  Preferred Stock                                9/12/05             544                  0                5                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
Skilled Healthcare Group, Inc.
  Common Stock                                    9/4/03           1,691                 17          299,510                 0.0(a)
--------------------------------------------------------------------------------------------------------------------------------
                                                                               $ 10,359,458      $ 6,269,445                 0.4%
--------------------------------------------------------------------------------------------------------------------------------

(a) Less than one tenth of a percent.

NOTE 7 -- LINE OF CREDIT:

The Portfolios, except for the Cash Management Portfolio, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholders redemption requests. These Portfolios pay a commitment fee, at an annual rate of 0.07% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Prior to September 7, 2005, this annual rate was 0.075%. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on this line of credit during the year ended December 31, 2005.

NOTE 8 -- OTHER MATTERS:

NYLIM and mutual funds that NYLIM advises have received requests for information from various government authorities and regulatory bodies regarding market timing, late trading, operations, fees, expenses, and other matters. NYLIM and the Funds it advises are cooperating fully and completed responding to these requests. To date, substantially all of the costs associated with these and other regulatory matters have been borne by NYLIM. Except as described below, neither NYLIM nor the Funds advised by it have any reason to believe that they have been targeted as the subject of any governmental or regulatory enforcement action.

In a separate matter the SEC Staff has raised concerns relating to a guarantee provided to shareholders of the MainStay Equity Index Fund and the fees and expenses of that Fund, as well as the related guarantee disclosure to Fund shareholders. Discussions have been held with the SEC concerning a possible resolution of this matter. There can be no assurance at this time as to the outcome of these efforts.

The MainStay Equity Index Fund is not a portfolio of the MainStay VP Series Fund, Inc.

 M-352   MainStay VP Series Fund, Inc.

                       This page intentionally left blank

                                                 www.MAINSTAYfunds.com     M-353

NOTE 9 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2005, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:


                                   BALANCED             BASIC VALUE
                                   PORTFOLIO             PORTFOLIO
                              -------------------   -------------------
                              PURCHASES    SALES    PURCHASES    SALES
U.S. Government Securities    $     --    $    --    $    --    $    --
-----------------------------------------------------------------------
All Others                     160,257     50,517     51,327     52,425
-----------------------------------------------------------------------
Total                         $160,257    $50,517    $51,327    $52,425
-----------------------------------------------------------------------


                                  COMMON STOCK           CONVERTIBLE
                                   PORTFOLIO              PORTFOLIO
                              --------------------   --------------------
                              PURCHASES    SALES     PURCHASES    SALES
U.S. Government Securities    $     --    $     --   $     --    $     --
-------------------------------------------------------------------------
All Others                     756,299     867,251    330,932     344,894
-------------------------------------------------------------------------
Total                         $756,299    $867,251   $330,932    $344,894
-------------------------------------------------------------------------


                                   GOVERNMENT        HIGH YIELD CORPORATE BOND
                                   PORTFOLIO                 PORTFOLIO
                              --------------------   --------------------------
                              PURCHASES    SALES      PURCHASES        SALES
U.S. Government Securities    $485,477    $498,217     $ 47,846      $     --
-------------------------------------------------------------------------------
All Others                      17,280      13,592      603,611       543,178
-------------------------------------------------------------------------------
Total                         $502,757    $511,809     $651,457      $543,178
-------------------------------------------------------------------------------


                                LARGE CAP GROWTH         MID CAP CORE
                                   PORTFOLIO              PORTFOLIO
--------------------------------------------------   --------------------
                              PURCHASES    SALES     PURCHASES    SALES
U.S. Government Securities    $     --    $     --   $     --    $     --
-------------------------------------------------------------------------
All Others                     265,992     290,761    368,724     324,238
-------------------------------------------------------------------------
Total                         $265,992    $290,761   $368,724    $324,238
-------------------------------------------------------------------------


                                 S&P 500 INDEX        SMALL CAP GROWTH
                                   PORTFOLIO              PORTFOLIO
--------------------------------------------------   -------------------
                              PURCHASES    SALES     PURCHASES    SALES
U.S. Government Securities     $    --    $     --    $    --    $    --
------------------------------------------------------------------------
All Others                      75,260     122,456     69,031     65,797
------------------------------------------------------------------------
Total                          $75,260    $122,456    $69,031    $65,797
------------------------------------------------------------------------

 M-354   MainStay VP Series Fund, Inc.


              BOND             CAPITAL APPRECIATION
            PORTFOLIO               PORTFOLIO
     -----------------------   --------------------
     PURCHASES      SALES      PURCHASES    SALES
     $1,095,967   $1,010,656   $     --    $     --
---------------------------------------------------
        269,979      292,001    196,686     343,667
---------------------------------------------------
     $1,365,946   $1,302,657   $196,686    $343,667
---------------------------------------------------


      DEVELOPING GROWTH      FLOATING RATE
          PORTFOLIO            PORTFOLIO
     -------------------   ------------------
     PURCHASES    SALES    PURCHASES   SALES
      $    --    $    --   $     --    $   --
---------------------------------------------
       60,390     67,112    113,895     7,390
---------------------------------------------
      $60,390    $67,112   $113,895    $7,390
---------------------------------------------


       INCOME & GROWTH     INTERNATIONAL EQUITY
          PORTFOLIO             PORTFOLIO
------------------------   --------------------
     PURCHASES    SALES    PURCHASES    SALES
      $    --    $    --   $     --    $     --
-----------------------------------------------
       86,388     77,529    223,823     135,601
-----------------------------------------------
      $86,388    $77,529   $223,823    $135,601
-----------------------------------------------


       MID CAP GROWTH         MID CAP VALUE
          PORTFOLIO             PORTFOLIO
------------------------   --------------------
     PURCHASES    SALES    PURCHASES    SALES
     $     --    $    --   $     --    $     --
-----------------------------------------------
      112,677     60,454    234,352     129,867
-----------------------------------------------
     $112,677    $60,454   $234,352    $129,867
-----------------------------------------------


         TOTAL RETURN
          PORTFOLIO           VALUE PORTFOLIO
-------------------------   --------------------
     PURCHASES    SALES     PURCHASES    SALES
     $253,890    $247,238   $     --    $     --
------------------------------------------------
      139,093     222,874    231,932     229,704
------------------------------------------------
     $392,983    $470,112   $231,932    $229,704
------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-355

NOTE 10 -- CAPITAL SHARE TRANSACTIONS (IN 000'S):

Transactions in capital shares for the year ended December 31, 2005 and the year ended December, 31, 2004 were as follows:

                                       BALANCED PORTFOLIO                     BASIC VALUE PORTFOLIO
                              -------------------------------------   -------------------------------------
                                   INITIAL             SERVICE        INITIAL   SERVICE   INITIAL   SERVICE
                                    CLASS               CLASS          CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                MAY 2, 2005*        MAY 2, 2005*         YEAR ENDED          YEAR ENDED
                                   THROUGH             THROUGH          DECEMBER 31,        DECEMBER 31,
                              DECEMBER 31, 2005   DECEMBER 31, 2005         2005                2004
Shares sold                          925               10,178            363      720      1,150     1,593
-----------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                       11                  109            111       44         59        15
-----------------------------------------------------------------------------------------------------------
                                     936               10,287            474      764      1,209     1,608
-----------------------------------------------------------------------------------------------------------
Shares redeemed                       (8)                (189)        (1,104)    (298)      (953)     (196)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)              928               10,098           (630)     466        256     1,412
-----------------------------------------------------------------------------------------------------------

* Commencement of Operations.

                               CASH MANAGEMENT PORTFOLIO           COMMON STOCK PORTFOLIO
                              -----------------------------------------------
                                                            -------------------------------------
                                        INITIAL             INITIAL   SERVICE   INITIAL   SERVICE
                                         CLASS               CLASS     CLASS     CLASS     CLASS
                              ---------------------------   -------------------------------------
                               YEAR ENDED     YEAR ENDED       YEAR ENDED          YEAR ENDED
                              DECEMBER 31,   DECEMBER 31,     DECEMBER 31,        DECEMBER 31,
                                  2005           2004             2005                2004
Shares sold                      258,844        567,129        464      666      4,875     1,098
-------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                    8,814          2,967        859       44        600        19
-------------------------------------------------------------------------------------------------
                                 267,658        570,096      1,323      710      5,475     1,117
-------------------------------------------------------------------------------------------------
Shares redeemed                 (269,424)      (621,403)    (6,424)    (127)    (6,554)      (48)
-------------------------------------------------------------------------------------------------
Net increase (decrease)           (1,766)       (51,307)    (5,101)     583     (1,079)    1,069
-------------------------------------------------------------------------------------------------

                              FLOATING RATE PORTFOLIO             GOVERNMENT PORTFOLIO
                              ------------------------   ---------------------------------------
                                INITIAL      SERVICE     INITIAL    SERVICE   INITIAL    SERVICE
                                 CLASS        CLASS       CLASS      CLASS     CLASS      CLASS
                              ------------------------   ------------------   ------------------
                                MAY 2, 2005* THROUGH         YEAR ENDED           YEAR ENDED
                                    DECEMBER 31,            DECEMBER 31,         DECEMBER 31,
                                        2005                    2005                 2004
Shares sold                      2,496        9,725        1,025     2,202      1,516     2,838
------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                     68          159          698       167      1,076       149
------------------------------------------------------------------------------------------------
                                 2,564        9,884        1,723     2,369      2,592     2,987
------------------------------------------------------------------------------------------------
Shares redeemed                    (34)        (544)      (5,690)     (600)   (10,142)     (470)
------------------------------------------------------------------------------------------------
Net increase (decrease)          2,530        9,340       (3,967)    1,769     (7,550)    2,517
------------------------------------------------------------------------------------------------

* Commencement of operations.

 M-356   MainStay VP Series Fund, Inc.

                BOND PORTFOLIO                  CAPITAL APPRECIATION PORTFOLIO
     -------------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
     -------------------------------------   -------------------------------------
        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
           2005                2004                2005                2004
        937     2,437     1,122     3,160       766      553      1,247     1,592
----------------------------------------------------------------------------------
        926       210     1,466       207         1       --        104         2
----------------------------------------------------------------------------------
      1,863     2,647     2,588     3,367       767      553      1,351     1,594
----------------------------------------------------------------------------------
     (4,807)     (405)   (7,126)     (185)   (8,119)    (276)    (7,015)     (101)
----------------------------------------------------------------------------------
     (2,944)    2,242    (4,538)    3,182    (7,352)     277     (5,664)    1,493
----------------------------------------------------------------------------------

              CONVERTIBLE PORTFOLIO                  DEVELOPING GROWTH PORTFOLIO
     ---------------------------------------   ---------------------------------------
     INITIAL    SERVICE   INITIAL    SERVICE   INITIAL    SERVICE   INITIAL    SERVICE
      CLASS      CLASS     CLASS      CLASS     CLASS      CLASS     CLASS      CLASS
     ---------------------------------------   ---------------------------------------
         YEAR ENDED           YEAR ENDED           YEAR ENDED           YEAR ENDED
        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
            2005                 2004                 2005                 2004
         574     2,122      2,677     4,705        191      737        546      1,361
--------------------------------------------------------------------------------------
         333       110        490       116         --       --         --         --
--------------------------------------------------------------------------------------
         907     2,232      3,167     4,821        191      737        546      1,361
--------------------------------------------------------------------------------------
      (4,646)     (706)    (4,236)     (247)    (1,509)    (241)      (963)       (99)
--------------------------------------------------------------------------------------
      (3,739)    1,526     (1,069)    4,574     (1,318)     496       (417)     1,262
--------------------------------------------------------------------------------------

      HIGH YIELD CORPORATE BOND PORTFOLIO          INCOME & GROWTH PORTFOLIO
------------------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
     -------------------------------------   -------------------------------------
        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
           2005                2004                2005                2004
       6,372   14,117      9,966   18,337       620     1,253      738      1,278
----------------------------------------------------------------------------------
       6,266    2,386      7,845    1,799        71        27      109         24
----------------------------------------------------------------------------------
      12,638   16,503     17,811   20,136       691     1,280      847      1,302
----------------------------------------------------------------------------------
     (23,951)  (2,624)   (18,361)    (650)   (1,148)     (167)    (899)       (67)
----------------------------------------------------------------------------------
     (11,313)  13,879       (550)  19,486      (457)    1,113      (52)     1,235
----------------------------------------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-357

                                 INTERNATIONAL EQUITY PORTFOLIO            LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------   -------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                    2005                2004                2005                2004
Shares sold                    3,033     3,460     5,534     2,920       391      628        637     1,216
-----------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
dividends and distributions      847       395       107        27        --(a)    --         26        --(a)
-----------------------------------------------------------------------------------------------------------
                               3,880     3,855     5,641     2,947       391      628        663     1,216
-----------------------------------------------------------------------------------------------------------
Shares redeemed               (1,019)     (181)   (1,121)      (51)   (2,734)    (305)    (2,473)     (201)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)        2,861     3,674     4,520     2,896    (2,343)     323     (1,810)    1,015
-----------------------------------------------------------------------------------------------------------

(a) Less than one thousand shares.

                                     MID CAP VALUE PORTFOLIO                 S&P 500 INDEX PORTFOLIO
-------------------------------------------------------------------   -------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
                              -------------------------------------   -------------------------------------
                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                    2005                2004                2005                2004
Shares sold                    3,655     5,585     7,826     4,834     1,422     2,680     3,343     4,329
-----------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of
dividends and distributions    1,196       623       337        97       563        85       799        80
-----------------------------------------------------------------------------------------------------------
                               4,851     6,208     8,163     4,931     1,985     2,765     4,142     4,409
-----------------------------------------------------------------------------------------------------------
Shares redeemed               (2,920)     (463)     (764)      (70)   (7,604)     (325)   (5,251)     (103)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)        1,931     5,745     7,399     4,861    (5,619)    2,440    (1,109)    4,306
-----------------------------------------------------------------------------------------------------------

                                         VALUE PORTFOLIO
-------------------------------------------------------------------
                              INITIAL   SERVICE   INITIAL   SERVICE
                               CLASS     CLASS     CLASS     CLASS
                              -------------------------------------
                                                  -----------------
                                 YEAR ENDED          YEAR ENDED
                                DECEMBER 31,        DECEMBER 31,
                                    2005                2004
Shares sold                      921     1,394     9,001     2,532
-----------------------------------------------------------------------------------------------------------
Shares issued in
reinvestment of dividends
and distributions                373        47       375        32
-----------------------------------------------------------------------------------------------------------
                               1,294     1,441     9,376     2,564
-----------------------------------------------------------------------------------------------------------
Shares redeemed               (4,038)     (208)   (2,938)     (140)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)       (2,744)    1,233     6,438     2,424
-----------------------------------------------------------------------------------------------------------

 M-358   MainStay VP Series Fund, Inc.

            MID CAP CORE PORTFOLIO                 MID CAP GROWTH PORTFOLIO
------------------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
     -------------------------------------   -------------------------------------
        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
           2005                2004                2005                2004
      2,356     2,905     4,947     2,429     3,148     4,358     3,522     4,689
----------------------------------------------------------------------------------
      1,137       630       239        76         5         4        --        --
----------------------------------------------------------------------------------
      3,493     3,535     5,186     2,505     3,153     4,362     3,522     4,689
----------------------------------------------------------------------------------
     (1,616)     (213)     (447)      (60)   (2,089)     (509)   (1,407)     (440)
----------------------------------------------------------------------------------
      1,877     3,322     4,739     2,445     1,064     3,853     2,115     4,249
----------------------------------------------------------------------------------

          SMALL CAP GROWTH PORTFOLIO                TOTAL RETURN PORTFOLIO
------------------------------------------   -------------------------------------
     INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE   INITIAL   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
     -------------------------------------   -------------------------------------
        YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
           2005                2004                2005                2004
      1,069     2,320     1,861     3,940       285      757        620     1,617
----------------------------------------------------------------------------------
        146       124        --        --       387       37        527        34
----------------------------------------------------------------------------------
      1,215     2,444     1,861     3,940       672      794      1,147     1,651
----------------------------------------------------------------------------------
     (2,400)     (353)   (1,209)     (223)   (6,265)    (264)    (4,753)     (137)
----------------------------------------------------------------------------------
     (1,185)    2,091       652     3,717    (5,593)     530     (3,606)    1,514
----------------------------------------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-359

NOTE 11 -- CONTRACTUAL OBLIGATIONS

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 12 -- SUBSEQUENT EVENT

On February 13, 2006, the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios, portfolios of the MainStay VP Series Fund, Inc., commenced operations.

 M-360   MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio, Basic Value Portfolio (formerly Dreyfus Large Company Value Portfolio), Bond Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Common Stock Portfolio, Convertible Portfolio, Developing Growth Portfolio (formerly Lord Abbett Developing Growth Portfolio), Floating Rate Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, Income and Growth Portfolio (formerly America Century Income & Growth Portfolio), International Equity Portfolio, Large Cap Growth Portfolio (formerly Eagle Asset Management Growth Equity Portfolio), Mid Cap Core Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, S&P 500 Index Portfolio, Small Cap Growth Portfolio, Total Return Portfolio and Value Portfolio (constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2005, the results of each of their operations for the year then ended (for Balanced Portfolio and Floating Rate Portfolio, from May 2, 2005, commencement of operations, to December 31, 2005), the changes in each of their net assets for each of the two years in the period then ended (for Balanced Portfolio and Floating Rate Portfolio, from May 2, 2005, commencement of operations, to December 31, 2005) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 22, 2006

                                                 www.MAINSTAYfunds.com     M-361

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Portfolios are required to file with the SEC its proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE (UNAUDITED)

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

 M-362   MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS (UNAUDITED)

The following are the Directors and Officers of MainStay VP Series Fund, Inc., together with a brief description of their principal occupations during the past five years.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Directors.

The business address of each Director and Officer is 51 Madison Avenue, New York, New York 10010.

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS*
        GARY E.           Chairman and Chief     Chief Executive Officer, Chairman, and             58           None
        WENDLANDT         Executive Officer      Manager, New York Life Investment
        10/8/50           since 2002 and         Management LLC (including predecessor
                          Director since 2001    advisory organizations) and New York
                                                 Life Investment Management Holdings LLC;
                                                 Executive Vice President, New York Life
                                                 Insurance Company; Executive Vice
                                                 President and Manager, NYLIFE LLC;
                                                 Chairman, McMorgan & Company LLC,
                                                 Madison Capital Funding LLC, NYLCAP
                                                 Manager LLC; Manager, MacKay Shields
                                                 LLC; Executive Vice President, New York
                                                 Life Insurance and Annuity Corporation;
                                                 Chief Executive Officer, Eclipse Funds
                                                 (3 portfolios); Eclipse Funds Inc. (15
                                                 portfolios); Chairman, Trustee and Chief
                                                 Executive Officer, The MainStay Funds
                                                 (19 portfolios). Executive Vice
                                                 President and Chief Investment Officer,
                                                 MassMutual Life Insurance Company (1993
                                                 to 1999).
        -------------------------------------------------------------------------------------------------------------------------
        ANNE F. POLLACK   President since 1990   Senior Vice President and Chief                    21           Director. Andrew
        11/7/55           and Director since     Investment Officer, New York Life                               Corporation
                          1989                   Insurance Company; Senior Vice                                  (February 2005
                                                 President, Chief Investment Officer, and                        to Present).
                                                 Manager, NYLIFE LLC; Senior Vice                                Community
                                                 President and Director, New York Life                           Preservation
                                                 Insurance and Annuity Corporation and                           Corporation (Not
                                                 NYLIFE Insurance Company of Arizona;                            for Profit)
                                                 Senior Vice President, Chief Investment                         since 2002; Coro
                                                 Officer, and Manager, New York Life                             New York
                                                 International, LLC; Director, NYLIFE                            Leadership
                                                 Securities Inc.                                                 Center (Not for
                                                                                                                 Profit) since
                                                                                                                 December 2004
        -------------------------------------------------------------------------------------------------------------------------
        ROBERT D. ROCK    Vice President since   Senior Vice President, New York Life               21           None
        12/16/54          1985 and Director      Insurance Company; Senior Vice
                          since 1984             President, Chief Investment Officer and
                                                 Director, New York Life Insurance and
                                                 Annuity Corporation and NYLIFE Insurance
                                                 Company of Arizona; Senior Vice
                                                 President, NYLIFE Securities Inc.
        -------------------------------------------------------------------------------------------------------------------------

     * Certain Directors are considered to be interested persons of the Company within the meaning of the Investment Company Act of 1940 because of their affiliation with New York Life Insurance Company, New York Life Insurance and Annuity Corporation, NYLIFE LLC, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., The MainStay Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                 www.MAINSTAYfunds.com     M-363

                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                    OVERSEEN BY DIRECTOR  HELD BY DIRECTOR
        -------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
        JILL FEINBERG     Director since 1995    President, Jill Feinberg & Company, Inc.           21           Director, New
        4/14/54                                  (special events and meeting planning                            York Life
                                                 firm).                                                          Settlement
                                                                                                                 Corporation
        -------------------------------------------------------------------------------------------------------------------------
        DANIEL HERRICK    Director since 1983    Retired. Treasurer and Executive                   21           None
        12/1/20                                  Officer, National Gallery of Art (1985
                                                 to 1995).
        -------------------------------------------------------------------------------------------------------------------------
        ROMAN L. WEIL     Director since 1994    V. Duane Rath Professor of Accounting,             21           None
        5/22/40                                  Graduate School of Business, University
                                                 of Chicago; President, Roman L. Weil
                                                 Associates, Inc. (consulting firm).
        -------------------------------------------------------------------------------------------------------------------------
        JOHN A. WEISSER,  Director since 1997;   Retired. Managing Director of Salomon              21           None
        JR.               Lead Independent       Brothers, Inc. (1981 to 1995).
        10/22/41          Director since July
                          2005
        -------------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD WITH                                            NUMBER OF PORTFOLIOS  OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                   IN FUND COMPLEX       DIRECTORSHIPS
        DATE OF BIRTH     OF TIME SERVED         DURING PAST FIVE YEARS                    OVERSEEN BY OFFICER   HELD BY OFFICER
        -------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ROBERT A.         Chief Legal Officer    Senior Managing Director, General                  64           None
        ANSELMI           since 2003             Counsel and Secretary, New York Life
        10/19/46                                 Investment Management LLC (including
                                                 predecessor advisory organizations);
                                                 General Counsel and Secretary, New York
                                                 Life Investment Management Holdings LLC;
                                                 Senior Vice President, New York Life
                                                 Insurance Company; Vice President and
                                                 Secretary, McMorgan & Company LLC;
                                                 Secretary, NYLIM Service Company LLC;
                                                 NYLCAP Manager LLC, and Madison Capital
                                                 Funding LLC; Chief Legal Officer, The
                                                 MainStay Funds, Eclipse Funds, and
                                                 Eclipse Funds Inc.
        -------------------------------------------------------------------------------------------------------------------------
        ARPHIELA          Acting Treasurer and   Acting Treasurer and Principal Financial           64           None
        ARIZMENDI         Principal Financial    and Accounting Officer, The MainStay
        10/26/56          and Accounting         Funds, Eclipse Funds, Eclipse Funds
                          Officer since 2005.    Inc., and McMorgan Funds (since December
                                                 2005); Director and Manager of Fund
                                                 Accounting and Administration, New York
                                                 Life Investment Management LLC (since
                                                 March 2003); Assistant Treasurer,
                                                 MainStay VP Series Fund, The MainStay
                                                 Funds, Eclipse Funds, Eclipse Funds
                                                 Inc., and McMorgan Funds (1992 to
                                                 December 2005).
        -------------------------------------------------------------------------------------------------------------------------
        MICHAEL G. GALLO  Executive Vice         Senior Vice President, New York Life               21           None
        1/1/55            President since        Insurance Company.
                          February 2005
        -------------------------------------------------------------------------------------------------------------------------
        SCOTT T.          Vice President--       Director, New York Life Investment                 58           None
        HARRINGTON        Administration since   Management LLC (including predecessor
        2/8/59            2005                   advisory organizations); Vice
                                                 President--Administration, Eclipse
                                                 Funds, Eclipse Funds Inc., and The
                                                 MainStay Funds (since June 2005).
        -------------------------------------------------------------------------------------------------------------------------

 M-364   MainStay VP Series Fund, Inc.

                                                                                              NUMBER OF
                          POSITION(S) HELD WITH                                               PORTFOLIOS           OTHER
        NAME AND          FUND AND LENGTH        PRINCIPAL OCCUPATION(S)                      IN FUND COMPLEX      DIRECTORSHIPS
        DATE OF BIRTH     OF SERVICE             DURING PAST FIVE YEARS                       OVERSEEN BY OFFICER  HELD BY OFFICER
        --------------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT DIRECTORS
        ALISON H.         Vice President--       Managing Director and Chief Compliance               58           None
        MICUCCI           Compliance since       Officer, New York Life Investment
        12/16/65          September 2004         Management LLC (June 2003); Vice
                                                 President--Compliance, The MainStay Funds,
                                                 Eclipse Funds, and Eclipse Funds Inc.;
                                                 Senior Managing Director--Compliance,
                                                 NYLIFE Distributors; Deputy Chief
                                                 Compliance Officer, New York Life
                                                 Investment Management LLC (September 2002
                                                 to June 2003); Vice President and
                                                 Compliance Officer, Goldman Sachs Asset
                                                 Management (November 1999 to August 2002)
        --------------------------------------------------------------------------------------------------------------------------
        MARGUERITE E.H.   Secretary since        Managing Director and Associate General              58           None
        MORRISON          September 2004         Counsel, New York Life Investment
        3/26/56                                  Management LLC (since June 2004);
                                                 Secretary, The MainStay Funds, Eclipse
                                                 Funds and Eclipse Funds Inc.; Managing
                                                 Director and Secretary, NYLIFE Distributors
                                                 LLC; Chief Legal Officer--Mutual Funds and
                                                 Vice President and Corporate Counsel, The
                                                 Prudential Insurance Company of America
                                                 (2000 to June 2004).
        --------------------------------------------------------------------------------------------------------------------------
        RICHARD W.        Vice President--Tax    Vice President, New York Life Insurance              58           None
        ZUCCARO           since 1991             Company; Vice President, New York Life
        12/12/49                                 Insurance and Annuity Corporation, NYLIFE
                                                 Insurance Company of Arizona, NYLIFE LLC,
                                                 NYLIFE Securities Inc., and NYLIFE
                                                 Distributors LLC; Tax Vice President, New
                                                 York Life International, LLC; Vice
                                                 President--Tax, Eclipse Funds, Eclipse
                                                 Funds Inc., and The MainStay Funds.
        --------------------------------------------------------------------------------------------------------------------------

                                                 www.MAINSTAYfunds.com     M-365

APPROVAL OF MANAGEMENT AGREEMENT FOR THE MAINSTAY VP CONSERVATIVE ALLOCATION, MAINSTAY VP GROWTH ALLOCATION, MAINSTAY VP MODERATE ALLOCATION AND MAINSTAY VP MODERATE GROWTH ALLOCATION PORTFOLIOS (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each fund's board of directors, including a majority of directors who are not "interested persons" of the fund, as defined in the 1940 Act ("Independent Directors"), initial and annually review and approve the fund's investment advisory agreements.

At a meeting held on December 1-2, 2005, the Board of Directors (the "Board") of the Fund considered the approval of a management agreement between the Fund, on behalf of the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively, the "Asset Allocation Portfolios") and NYLIM (the "Management Agreement"). In reaching its decision to approve the Management Agreement, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board considered NYLIM's rationale for offering the Asset Allocation Portfolios. The Board also considered that the Asset Allocation Portfolios were intended to fill a gap in NYLIM's variable product line by providing pre-assembled risk-based allocation strategies. The Board took into account that investor interest in asset allocation funds-of-funds had grown since 2001 and that NYLIM had successfully launched the MainStay Asset Allocation Funds earlier in the year. The Board noted that similar asset allocation funds that are series of Eclipse Funds Inc. had attracted significant assets since inception and that agents within New York Life had expressed interest in adding a similar product to the variable annuity product line. The Board concluded that these factors supported NYLIM's recommendation to introduce the Asset Allocation Portfolios.

The Board received and considered information regarding the nature and extent of services provided to the Asset Allocation Portfolios by NYLIM. The Board considered that NYLIM was responsible for the investment management of the Asset Allocation Portfolios, including the purchase, retention and disposition of holdings in the Underlying Portfolios (the 19 portfolios of MainStay VP Series Fund, Inc. in which the Asset Allocation Portfolios invest). The Board noted that the target allocations, returns and risk characteristics of the Underlying Funds would be monitored by the portfolio managers on an ongoing basis to maintain the desired asset class and investment style exposure. The Board evaluated NYLIM's experience in serving as the manager to other funds-of-funds. The Board also noted that NYLIM had tailored some of its policies and procedures to address any potential compliance issues related to the Asset Allocation Portfolios. The Board concluded that the Asset Portfolios were likely to benefit from the nature and extent of services to be provided to the Asset Allocation Portfolios by NYLIM under the Management Agreement.

With respect to the quality of services to be provided under the Management Agreement, the Board considered, among other things, the background and experience of NYLIM's senior management and the expertise of and amount of attention expected to be given to the Asset Allocation Portfolios by the investment personnel of NYLIM. The Board also reviewed the qualifications, background and responsibilities of the team members primarily responsible for day-to-day portfolio management services for the Asset Allocation Portfolios. The Board concluded that it was satisfied with the quality of the investment advisory services anticipated to be provided to the Asset Allocation Portfolios by NYLIM.

The Board also considered the proposed management fee of the Asset Allocation Portfolios. The Board noted that because the Asset Allocation Portfolios were structured as funds-of-funds, no management fee would be paid to NYLIM. The Board considered that each Asset Allocation Portfolio would indirectly pay management fees to NYLIM through their respective investments in the Underlying Funds. The Board also received and reviewed a peer expense comparison for each Asset Allocation Portfolio. The Board noted that the proposed management fee of 0.00% was below the median for the peer groups. The Board also took into account that NYLIM had agreed to contractually waive other fees and/or reimburse the Asset Allocation Portfolios for certain expenses so that the total annual operating expenses for the Initial Class shares would not exceed 0.25%. Based upon this and other information, the Board determined that the management fee and total annual operating expenses of the Asset Allocation Portfolios were reasonable given the quality of services expected to be provided and were comparable to the fee and expense ratios of other funds with similar investment objectives.

Since the Asset Allocation Portfolios were new, no performance information was available. As a result, the Board considered the performance track records of the MainStay Asset Allocation Funds, which are the NYLIM-managed mutual funds that the Asset Allocation Portfolios were modeled after. While aware that past performance was not necessarily indicative of future results, the Board concluded that the historical performance of the mutual funds was satisfactory and that it was reasonable to believe that NYLIM would provide satisfactory performance in the future.

The Board reviewed information from NYLIM regarding the anticipated profitability of the Asset Allocation Portfolios. The Board considered that the Asset Allocation Portfolios would not likely be profitable over the first fiscal year due to expenses incurred with bringing a new product to market. The Board determined that NYLIM's revenue and expense assumptions were based on estimates and appeared to be reasonable.

 M-366   MainStay VP Series Fund, Inc.

Because the Asset Allocation Portfolios are funds-of-funds, NYLIM does not receive a management fee. As a result, the Board noted that economies of scale would be realized by the Underlying Funds due to the increase in assets from the sale of the Asset Allocation Portfolios. Accordingly, the Board did not consider the potential for the realization of economies of scale by the Asset Allocation Portfolios in determining whether to approve the Management Agreement.

Based on their evaluation of all material factors, the Board concluded that since the management fee was zero, it was a competitive fee for the services provided.

APPROVAL OF SUBADVISORY AGREEMENT FOR THE MAINSTAY VP LARGE CAP GROWTH PORTFOLIO (UNAUDITED)

At the meeting held on December 1-2, 2005, the Board considered the approval of the New Subadvisory Agreement with respect to the Large Cap Growth Portfolio. In reaching its decision to approve the New Subadvisory Agreement, the Independent Directors, who were advised by independent legal counsel, and the Board as a whole considered the following factors and reached the conclusions described below.

The Board considered the reasons why a New Subadvisory Agreement with Winslow was being proposed by NYLIM. The Board noted that Winslow currently served as the Portfolio's Subadvisor. The Board also noted that at a meeting held on June 15, 2005 it recently considered and approved the engagement of Winslow as the Portfolio's Subadvisor (replacing Eagle Asset Management, Inc.) and the Current Subadvisory Agreement. The Board was informed that certain stockholders of Winslow had contemplated entering into certain transactions (the "Transactions") that would result in two stockholders, who had each previously owned slightly less than 25% of Winslow's outstanding stock, each owning slightly more than 25% of Winslow's outstanding stock. The Board was also informed that the Transactions had been entered into contingent upon applicable Board and shareholder approval. The Board noted that the Transactions, if consummated, would cause the Current Subadvisory Agreement to terminate automatically to the extent that the Transactions were deemed to result in a change in control at Winslow. The Board concluded that the New Subadvisory Agreement should be approved in order for Winslow to continue to manage the assets of the Portfolio on an ongoing basis with the ownership structure Winslow believes to be most desirable.

The Board also considered the proposed subadvisory fee rate payable by NYLIM to Winslow under the New Subadvisory Agreement. The Board noted that the subadvisory fee arrangement between NYLIM and Winslow was identical to the subadvisory fee arrangement under the Current Subadvisory Agreement. The Board also noted that NYLIM's advisory fee rate and Winslow's proposed sub-advisory fee rate contain breakpoints and, accordingly, each reflects the potential to share economies of scale. Based on these considerations, the Board concluded that Winslow's proposed subadvisory fee rates under the New Subadvisory Agreement were reasonable.

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Winslow under the Current Subadvisory Agreement and those that would be provided to the Portfolio by Winslow under the New Subadvisory Agreement. The Board considered that no changes were proposed to the level of services Winslow currently provides to the Portfolio as a result of the change of control. The Board concluded that the nature and extent of services to be provided to the Portfolio by Winslow under the New Subadvisory Agreement would not diminish as a result of the change of control.

With respect to the quality of services to be provided under the New Subadvisory Agreement, the Board considered, among other things, the background and experience of Winslow's senior management and the expertise of, and amount of attention expected to be given to the Portfolio by, investment analysts and both junior and senior investment personnel of Winslow. The Board noted that Winslow had informed the Board that it did not anticipate any changes in the portfolio managers or the portfolio management teams of the Portfolio as a result of the Transactions. The Board concluded that it was satisfied that Winslow would continue to provide the same quality of investment subadvisory services under the New Subadvisory Agreement as provided under the Current Subadvisory Agreement.

The Board received and considered information about the Portfolio's historical performance. The Board noted that Winslow had only managed the Portfolio since August 2005 and that the Portfolio's poor historical performance reflected the prior Subadvisor's performance. The Board concluded that it was satisfied with Winslow's short-term performance and that it was reasonable to believe that Winslow would provide satisfactory performance in the future.

Because the engagement of Winslow was new, there was no historical profitability with regard to its arrangements with the Portfolio. The Board considered that any projection of profitability would be uncertain, given that such a projection would depend on many assumptions which were, by their nature, speculative. Accordingly, the Board did not consider Winslow's anticipated profitability in determining whether to approve the New Subadvisory Agreement.

Considering all of these factors, the Board approved the New Subadvisory Agreement.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENTS (UNAUDITED)

At the meeting held on December 1-2, 2005, the Board also considered the renewal of the Fund's investment advisory and subadvisory agreements (collectively, the "Agreements") with respect to each of the Fund's twenty-

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one portfolios (each, a "Portfolio" and collectively the "Portfolios"). In preparing for the meeting, the Board had requested and received information from New York Life Investment Management LLC (the "Adviser") and from MacKay Shields LLC ("MacKay"), American Century Investment Management, Inc. ("American Century"), The Dreyfus Corporation ("Dreyfus"), Lord Abbett & Co. LLC ("Lord Abbett") and Winslow Capital Management, Inc. ("Winslow" and together with MacKay, American Century, Dreyfus and Lord Abbett, the "Subadvisors") to assist them in this process. The Board received information about the Adviser and Subadvisors, as well as information about distribution and administrative arrangements for the Fund. Prior to the meeting, the Board also met with representatives from Morningstar Associates, LLC ("Morningstar") and received reports prepared independently by Morningstar showing comparative fee and performance information of the Portfolios relative to peer groups as determined objectively by Morningstar and ratings within the relevant peer group and category. The Independent Trustees met in executive session prior to the meeting to discuss and evaluate the information that had been provided. Throughout this process, the Independent Directors were advised by independent legal counsel. In reaching their decisions to approve the Agreements, the Independent Directors, and the Board as a whole, considered the following factors, among others, and reached the conclusions described below.

The Board examined the nature, extent and quality of the services that the Adviser provides to the Fund. The Board received a description of the advisory and other services provided to the Fund by the Adviser. The Board considered that the Adviser was responsible for the investment management and related administrative services provided to each Portfolio of the Fund, which included the purchase, retention and disposition of securities in accordance with the investment objectives, policies and restrictions of each Portfolio. The Board also noted that the Adviser monitors and evaluates the Subadvisors' investment programs and results via its Investment Committee and Investment Consulting Group. The Board observed that the scope of services provided by the Adviser had expanded over time as a result of regulatory and other developments, including maintaining its own and the Fund's expanded compliance programs. The Board also considered the Adviser's experience in providing investment advisory services to mutual funds, separate accounts, commingled funds and collective trusts and the fact that the Adviser (and its affiliates) managed approximately $196 billion in assets as of September 30, 2005. The Board considered the qualifications, background and responsibilities of the Adviser's personnel responsible for services pursuant to the investment advisory agreement. Based upon this and other information, the Board determined that the Adviser had the experience, resources and personnel to perform its obligations under the investment advisory agreements.

The Board also examined the nature, extent and quality of the services that the Subadvisors provided to the Basic Value Portfolio, Capital Appreciation Portfolio, Cash Management Portfolio, Convertible Portfolio, Developing Growth Portfolio, Government Portfolio, High Yield Corporate Bond Portfolio, Income & Growth Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Total Return Portfolio and the Value Portfolio (collectively, the "Subadvised Funds"). The Board considered the expertise and experience of the portfolio managers and research staff, and each firm's investment style and process. The Board also considered the level of assistance and diligence provided by each Subadvisor with respect to marketing support, compliance and other matters. Based on these considerations, the Board concluded that each of the Subadvised Funds benefited from the nature, extent and quality of these services as a result of the Subadvisors' experience, personnel, operations and resources.

The Board considered the costs of the services to be provided and the profits to be realized by the Adviser (and its affiliates) and the Subadvisors from their relationships with the Fund. The Board reviewed confidential information relating to the Adviser's profitability and financial condition. The Board also evaluated how profit margins could affect the Adviser's ability to recruit and retain qualified investment personnel. The Board noted that payments to the Subadvisors for their services were made by the Adviser and not by the Portfolios. The Board also noted that the profit margin for the twelve months ended September 30, 2005 for New York Life Investment Management Holdings LLC for activities related to the Fund was approximately five percentage points higher than the prior year's margin. The Board also noted that total revenues and expenses of the Fund had increased from the prior year. The Board discussed the profitability of the Adviser against other investment advisers. The Board then discussed the profitability of each of the Fund's Portfolios on an individual basis. The Board noted that all of the Portfolios were profitable except the Balanced Portfolio and the Floating Rate Portfolio, which were launched earlier in the year. Based upon these and other considerations, the Board determined that the profit margins realized by the Adviser for activities related to the Fund were within an acceptable range and were reasonable given the nature, extent and quality of the services provided to the Fund.

The Board considered whether there would be a potential for the realization of economies of scale and concluded that any potential economies of scale were being shared between shareholders and the Adviser in an appropriate manner. The Board noted that a number of the Portfolios were older and as a result, their management fees were set at a low rate compared to their respective peer group. The Board noted that the Basic Value Portfolio, Cash Management Portfolio, Developing Growth Portfolio, Income & Growth Portfolio, Large Cap Growth Portfolio and the S&P 500 Index Portfolio, had breakpoints in their fees schedules and would realize economies of scale as the respective Portfolios grew. The Board then evaluated whether implementing breakpoints in the fee schedules of the

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Portfolios which had historically low management fees would be beneficial and noted that investors already benefited from low management fees and any further reduction would impact the Adviser's ability to be competitive. The Board noted that while many of the Portfolios' management fees did not contain breakpoints, they were still below the peer median at twice the asset level. The Board then discussed whether the Adviser should consider raising its management fees of the Portfolios where its fee were considerably lower than its peers. The Board considered the relative advantages and disadvantages of a management fee with breakpoints versus a flat management fee accompanied by management fee waivers and/or expense reimbursements and concluded that the fee arrangements for the Fund were appropriate given the expected size and structure of the Portfolios.

In addition, the Board also considered the following factors for each Portfolio:

BALANCED PORTFOLIO

The Board considered that this Portfolio was launched earlier in the year, and concluded that there was insufficient data to reasonably evaluate the Portfolio's performance. The Board noted, however, that the Portfolio's initial performance outlook was positive, and that the portfolio management teams' performance track record in managing similar accounts appeared to be favorable.

The Board reviewed comparative fee information for the Portfolio and other funds with a similar investment objective, asset level and distribution channel (the "Peer Group"). The Board discussed the Adviser's recommendation to impose a contractual expense limitation to keep the total annual operating expenses at or below an annual rate of 0.90%. The Board noted that the expense limitation was above the Morningstar Peer Group median and requested that the Adviser explain why it had decided to set the limitation at 0.90%. The Board considered the Adviser's explanation and noted that the Portfolio's expenses were acceptable, especially given the fact that the Portfolio was new and not profitable to the Adviser. Based on these considerations, the Board concluded that the management fee was reasonable.

BASIC VALUE PORTFOLIO

The Board reviewed and considered performance information prepared by Morningstar of the Portfolio compared to other funds within the Morningstar category (the "Morningstar Category") over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the Portfolio was ranked in the fourth quartile for the 3-year and 5-year periods versus the Morningstar Category. The Board then considered a presentation by the Adviser detailing the measures to be taken in the future to achieve better performance. Based on these considerations, the Board concluded that it would continue to carefully monitor the performance of the Fund over the coming year.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then discussed the Portfolio's total net expenses and noted the five basis point management fee waiver that went into effect on January 1, 2005. The Board added that with the waiver, the Portfolio's total net expenses would be at the Morningstar Peer Group median. The Board noted that the Portfolio's total net expenses would be further reduced as a result of a reallocation of shareholder communication expenses. Based on these considerations, the Board concluded that the management fee was reasonable.

BOND PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three-and five-year periods ended September 30, 2005. The Board noted that the Portfolio was consistently ranked in the second or third quartiles for the one-, three- and five-year periods versus the Morningstar Category. The Board also considered that the Portfolio had outperformed its benchmark, the Lehman Aggregate Bond Index, for the one-, three- and five-year periods. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Morningstar Peer Group. The Board also considered that the Portfolio's total net expenses were below the Morningstar Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

CAPITAL APPRECIATION PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the Portfolio was ranked in the fourth and third quartiles, respectively, for the 3-year and 5-year periods. The Board considered the enhancements MacKay, the Portfolio's Subadvisor, made to its growth portfolio management team in early 2003 and the addition of a senior member to the team in the third quarter of 2005. The Board then discussed MacKay's plans to improve performance going forward. Based on these considerations, the Board concluded that it would continue to carefully monitor the performance of the Fund over the coming year.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Morningstar Peer Group. The Board also considered that the Portfolio's total net expenses were below the Morningstar Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

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CASH MANAGEMENT PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three-and five-year periods ended September 30, 2005. The Board noted that the Portfolio had consistently ranked in the second quartile for the one-, three- and five-year periods versus the Morningstar Category. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's gross and net management fees were at or below the Morningstar Peer Group median while the total net expenses were slightly above the median. The Board added that with the adjustment due to the reallocation of shareholder communication expenses, the total net expenses would be reduced to a level at or near the Morningstar Peer Group median. The Board also considered that the Portfolio had a break point in its fee schedule and investors would benefit from economies of scale once the Portfolio's assets exceed $500 million. Based on these considerations, the Board concluded that the management fee was reasonable.

COMMON STOCK PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that performance appeared to be below the average of its Morningstar Category for the three- and five-year periods. The Board also noted that the Adviser replaced the portfolio manager in April 2004 in response to the Portfolio's poor long-term performance. The Board then considered that the Portfolio's relative performance had improved since the portfolio manager change and that the Portfolio was in the second quartile for the one-year period. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Peer Group. The Board also considered that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

CONVERTIBLE PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the comparative performance information provided to the Board was expanded to include retail mutual funds due to the small number of available peers. The Board also noted that the Portfolio's performance had improved since the market began rewarding higher quality issuers and was ranked in the first quartile for the one-year period. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Peer Group. The Board also considered that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

DEVELOPING GROWTH PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the performance for the three-year period appeared to be below the average of its Morningstar Category. The Board considered that the Portfolio ranked in the second quartile for the one- and five-year periods. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's gross and net management fees were at or below the Peer Group median while the total net expenses were slightly above the median. The Board added that with the adjustment due to the reallocation of shareholder communication expenses, the total net expenses would be reduced to a level at or near the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

FLOATING RATE PORTFOLIO

The Board considered that this Portfolio was launched earlier in the year, and concluded that there was insufficient data to reasonably evaluate the Portfolio's performance. The Board noted, however, that the Portfolio's initial performance outlook was positive, and that the portfolio management teams' performance track record in managing similar accounts appeared to be favorable.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's gross and net management fees were at or slightly above the Peer Group median. The Board added that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

GOVERNMENT PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three-and five-year periods ended September 30, 2005. The Board noted that the Portfolio's performance record appeared to be favorable over both short- and long-term, and was gener-

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

ally in the second quartile in its Morningstar Category. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's net management fee was at the Peer Group median and total net expenses were below the median. Based on these considerations, the Board concluded that the management fee was reasonable.

LARGE CAP GROWTH PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three-and five-year periods ended September 30, 2005. The Board noted the recent termination of Eagle Asset Management, Inc. and the hiring of Winslow, the Portfolio's Subadvisor, due to the Portfolio's poor short- and long-term performance. The Board then considered the historical performance of the registered investment companies and institutional accounts advised by Winslow and that it compared favorably in relation to similar portfolios. The Board concluded that it was satisfied with Winslow's short-term performance and that it was reasonable to believe that Winslow would provide satisfactory performance in the future.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the gross management fee and net management fee were slightly higher than the Peer Group median. However, the Board also considered that the total net expenses of the Portfolio were at the Peer Group median and the investment advisory fee and subadvisory fee both contained breakpoints, which were already being realized by the Portfolio. Based on these considerations, the Board concluded that the management fee was reasonable.

HIGH YIELD CORPORATE BOND PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board considered the Portfolio's performance record, noting that the Portfolio consistently appeared in the top quartile of its Morningstar Category for the one-, three- and five-year periods. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was below the median of its Peer Group. The Board also considered that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

INCOME AND GROWTH PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the Portfolio ranked in the second quartile for the one-and three-year periods and the fourth quartile for the five-year period. The Board considered that the Portfolio had underperformed the Morningstar Category for the five-year period due to the bias of American Century, the Portfolio's Subadvisor, to growth stocks during the bear market of 2000-2001. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's gross and net management fees were below the Morningstar Peer Group median while the total net expenses were slightly above the median. The Board noted that the Portfolio's total net expenses would be reduced to a level at or near the Peer Group median as a result of a reallocation of shareholder communication expenses. Based on these considerations, the Board concluded that the management fee was reasonable.

INTERNATIONAL EQUITY

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board then discussed the Portfolio's investment style and the Adviser's explanation that the Portfolio's conservative approach to international investing had caused the Portfolio to underperform over the short-term. Based on these considerations, the Board concluded that it would continue to carefully monitor the performance of the Fund over the coming year.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board reviewed the gross and net management fees and noted that the Portfolio's total net expenses were below the Peer Group median. The Board noted that the Portfolio's total net expenses would be even lower as a result of a reallocation of shareholder communication expenses. Based on these considerations, the Board concluded that the management fee was reasonable.

MID CAP CORE PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one- and three-year periods ended September 30, 2005. The Board noted that the Portfolio commenced operations on July 2, 2001 and as a result performance information for the five-year period was not yet available. The Board considered the Portfolio's performance record, noting that the Portfolio consistently appeared in the top quartile of its Morningstar Category for the one- and three-year periods. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the

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Portfolio's gross and net management fees were at or below the Peer Group median while the total net expenses were slightly above the median. The Board added that with the adjustment due to the reallocation of shareholder communication expenses the total net expenses would be reduced to a level at or near the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

MID CAP GROWTH PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one- and three-year periods ended September 30, 2005. The Board noted that the Portfolio commenced operations on July 2, 2001 and as a result performance information for the five-year period was not yet available. The Board considered the Portfolio's performance record, noting that the Portfolio consistently appeared in the top quartile of its Morningstar Category for the one- and three-year periods. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board noted that the Portfolio's net management fee was below the Peer Group median and total net expenses were below the median. Based on these considerations, the Board concluded that the management fee was reasonable.

MID CAP VALUE PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one- and three-year periods ended September 30, 2005. The Board noted that the Portfolio commenced operations on July 2, 2001 and as a result performance information for the five-year period was not yet available. The Board noted that the Portfolio was ranked in the fourth quartile for the one- and three-year periods. The Board considered that MacKay, the Portfolio's Subadvisor, had replaced the portfolio manager in October 2005 due to the Portfolio's poor one- and three-year returns. Based on these considerations, the Board concluded that it would continue to carefully monitor the performance of the Fund over the coming year.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Peer Group. The Board also considered that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

S&P 500 INDEX PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the Portfolio was consistently ranked in the second quartile for the one-, three-and five-year periods versus its Morningstar Category. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then considered the Portfolio's expenses and noted that the total net expenses of the Portfolio were above the Peer Group median. The Board acknowledged total net expenses did not reflect that an advisory fee breakpoint became effective in January 2005 and noted that this breakpoint had caused the total net expenses to be reduced by a total of a basis point year-to-date. The Board added that with the adjustment due to the reallocation of shareholder communication expenses, the total net expenses would be further reduced to a level at or near the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

SMALL CAP GROWTH PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one- and three-year periods ended September 30, 2005. The Board noted that the Portfolio commenced operations on July 2, 2001 and as a result performance information for the five-year period was not yet available. The Board noted that the Portfolio was ranked in the third quartile for the one- and three-year periods versus the Morningstar Category. The Board then discussed the enhancements MacKay, the Portfolio's Subadvisor, made to its growth portfolio management team in early 2003 and the addition of a senior member to the team in the third quarter of 2005. The Board noted that year-to-date the Portfolio had outperformed its benchmark. Based on these considerations, the Board concluded that it would continue to carefully monitor the performance of the Fund over the coming year.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then discussed the Portfolio's gross management fee and noted the reduction of the management fee that became effective in January 2005. The Board noted that the Portfolio's total net expenses were below the Peer Group median and would be even lower with the adjustment due to the reallocation of shareholder communication expenses. Based on these considerations, the Board concluded that the management fee was reasonable.

TOTAL RETURN PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board noted that the Portfolio was ranked in the third and fourth quartiles, respectively, for the three- and five-year periods versus the Morningstar Category. The Board considered that the equity component's investment style changed in 2004 to better match the approach used by other funds in the Peer

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

Group. The Board also noted that with the new investment approach the Portfolio ranked in the second quartile for the one-year period. Based on these considerations, the Board concluded that it would continue to carefully monitor the performance of the Fund over the coming year.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board reviewed the gross and net management fees and noted that the Portfolio's total net expenses were at the Peer Group median. The Board noted that the Portfolio's total net expenses would be even lower as a result of a reallocation of shareholder communication expenses. Based on these considerations, the Board concluded that the management fee was reasonable.

VALUE PORTFOLIO

The Board reviewed and considered performance information of the Portfolio compared to other funds within the Morningstar Category over the one-, three- and five-year periods ended September 30, 2005. The Board considered the Portfolio's performance record, noting that the Portfolio's net returns were at or near the Morningstar Category Average. Based on these considerations, the Board concluded that the Portfolio's performance was satisfactory.

The Board reviewed comparative fee information for the Portfolio and the Peer Group. The Board then reviewed the Portfolio's expenses and noted that the Portfolio's gross management fee was in the top quartile relative to its Peer Group. The Board also considered that the Portfolio's total net expenses were below the Peer Group median. Based on these considerations, the Board concluded that the management fee was reasonable.

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DIRECTORS AND OFFICERS*

GARY E. WENDLANDT
Chairman, Chief Executive Officer and Director

ANNE F. POLLACK
President and Director

JILL FEINBERG
Director

DANIEL HERRICK
Director

ROBERT D. ROCK
Director and Vice President

ROMAN L. WEIL
Director

JOHN A. WEISSER, JR.
Director

ROBERT A. ANSELMI
Chief Legal Officer

ARPHIELA ARIZMENDI
Acting Treasurer and Principal Financial and Accounting Officer

MICHAEL G. GALLO
Executive Vice President

SCOTT T. HARRINGTON
Vice President--Administration

ALISON H. MICUCCI
Vice President--Compliance

MARGUERITE E. H. MORRISON
Secretary

RICHARD W. ZUCCARO
Vice President--Tax

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

SUBADVISORS

MACKAY SHIELDS LLC**

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

THE DREYFUS CORPORATION

LORD, ABBETT & CO., LLC

WINSLOW CAPITAL MANAGEMENT, INC.

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

INVESTORS BANK & TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP

Some Portfolios may not be available in all products.
 * As of December 31, 2005.
** An affiliate of New York Life Investment Management LLC.

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ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO of PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Roman Weil. Mr. Weil is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP ("PwC") for the audit of the MainStay VP Series Fund, Inc. ("Fund") annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years are $640,000 for 2004 and $886,650 for 2005.

     (b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item are $0 for 2004 and $0 for 2005.

     (c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice, and tax planning are $149,650 for 2004 and $162,350 for 2005.

     (d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

     (e)(1) Audit Committee Policies Regarding Pre-Approval of Services.

     The registrant's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are addressed in the Pre-Approval Policies and Procedures, as approved by the Audit Committee of the Fund, on December 2, 2004.

     (e)(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than fifty percent of PwC's engagement to audit the Fund's financial statements for the fiscal year ended December 31, 2005 was attributable to work performed by persons other than PwC's full-time, permanent employees.

     (g) All non-audit fees billed by PwC for the fiscal years ended December 31, 2004 and December 31, 2005 are disclosed in paragraph (b) through (d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was approximately $0 for 2004 and $31,229 for 2005.

     (h) The Fund's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

          The schedule of investments is included in the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     At a meeting held on August 16-17, 2004 the Nominating Committee of the MainStay VP Series Fund, Inc. revised its policies for considering Board Member candidates. The Committee may now consider nominations from owners of variable life insurance and variable annuity contracts that have selected the Registrant as an investment option ("Contract Owners"). Each eligible Contract Owner may submit no more than one candidate each calendar year, and recommendations should be forwarded to the attention of the Fund's Secretary.

     A Contract Owner's submission to the Secretary of the Fund must include:
(a) contact information for the nominating Contract Owner; (b) a certification from the nominating Contract Owner which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate's contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitation of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board.

     It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The code of ethics referenced in Item 2 of this Report is filed as an exhibit to this filing.

(a)(2) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to this filing.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP SERIES FUND, INC.


By: /s/ Gary E. Wendlandt
    ---------------------------------
    GARY E. WENDLANDT
    Chairman and Chief Executive
    Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Gary E. Wendlandt
    ---------------------------------
    GARY E. WENDLANDT
    Chairman and Chief Executive
    Officer

Date: March 10, 2006


By: /s/ Arphiela Arizmendi
    ---------------------------------
    ARPHIELA ARIZMENDI
    Acting Treasurer and Principal
    Financial And Accounting Officer

Date: March 10, 2006

                                  EXHIBIT INDEX

     (a) The code of ethics referenced in Item 2 of this Report is filed as an exhibit to this filing.

     (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

     (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.